UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21295

JPMorgan Trust I

(Exact name of registrant as specified in charter)

245 Park Avenue

New York, NY 10167

(Address of principal executive offices) (Zip code)

Stephen M. Benham

245 Park Avenue

New York, NY 10167

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: October 31

Date of reporting period: November 1, 2006 through October 31, 2007 for all funds except for JPMorgan International Realty Fund which is November 30, 2006 through October 31, 2007, JPMorgan China Region Fund, JPMorgan Latin America Fund and JPMorgan Russia Fund which are February 28, 2007 through October 31, 2007, JPMorgan Global Focus Fund, JPMorgan International Currency Income Fund, JPMorgan Strategic Appreciation Fund and JPMorgan Strategic Preservation Fund which are March 30, 2007 through October 31, 2007, JPMorgan India Fund which is May 1, 2007 through October 31, 2007, JPMorgan Income Builder Fund and JPMorgan Tax Aware Real Return SMA Fund which are May 31, 2007 through October 31, 2007 and JPMorgan International Value SMA Fund which is August 17, 2007 through October 31, 2007.

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

ANNUAL REPORT OCTOBER 31, 2007

JPMorgan Funds

Tax Aware

Funds

JPMorgan Tax Aware Core Equity Fund
JPMorgan Tax Aware Diversified Equity Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Tax Aware Core Equity Fund	2
JPMorgan Tax Aware Diversified Equity Fund	4
Schedules of Portfolio Investments	6
Financial Statements	11
Financial Highlights	14
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	22
Trustees	23
Officers	25
Schedule of Shareholder Expenses	26
Board Approval of Investment Advisory Agreements	27
Tax Letter	30

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to a Fund’s prospectus for a discussion of a Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
NOVEMBER 12, 2007 (Unaudited)

Dear Shareholder:

We are pleased to present this annual report for certain JPMorgan Tax Aware Funds. Inside, you’ll find information detailing the performance of the Funds for the period ended October 31, 2007, along with a report from the portfolio managers.

“Intervals of strong volatility, particularly in the second half of the period, reminded investors of the real challenges lingering in the market.”

Challenges can’t derail stocks

Investors faced several challenges that created periodic bouts of volatility throughout the 12-month period. Yet, none of these obstacles seemed too great for the U.S. stock market’s longer-term performance — not the sharp, but short-lived, China-market-inspired correction of late February; not the mounting liquidity crisis; not difficulties in the sub-prime mortgage market and the subsequent re-pricing of risk during the summer months; not weakness in the housing market; and not the Federal Reserve’s (the Fed) persistent inflation warnings.

Despite these potential roadblocks, the U.S. stock market posted healthy returns for the period. For example, the S&P 500 Index posted a return of 14.56%. Among the capitalization universes, the Russell Midcap Index was the top performer, returning 15.24%. Large-cap stocks followed, with a return of 15.03%, as measured by the Russell 1000 Index, while the small-cap Russell 2000 Index returned 9.27%. In terms of style, growth stocks showed a significant advantage over value stocks across capitalization ranges.

Early in the period, stock market gains were driven largely by abundant liquidity and robust merger-and-acquisition activity, including private equity deals. In addition, optimism regarding continued economic growth, a healthy global economy, higher-than-expected corporate earnings growth, healthy employment data and modest core inflation provided equity market support.

Investors reacted favorably to the Fed’s rate cut on September 18, which reduced the fed funds target from 5.25% to 4.75%. Another 25-basis point (bp) cut on October 31 received a lukewarm response, as investors interpreted the Fed’s accompanying policy statement as evidence that additional easing was unlikely.

Volatility reinforces realities

Intervals of strong volatility, particularly in the second half of the period, reminded investors of the real challenges lingering in the market. For example, rising bond yields as well as liquidity and credit quality concerns pushed stock market returns into negative territory during June and July. Given the high degree of uncertainty about the identity of the holders of risky U.S. mortgage debt and the extent of the losses to which they are exposed, lenders in the primary market adopted a “guilty until proven innocent” stance, and stock investors were jolted by a series of unfavorable news releases and strong volatility.

Stocks rebounded in August and September, though, as investors distanced themselves from the credit market’s woes and reaffirmed their confidence in the stock market’s longer-term fundamentals.

Nevertheless, volatility resurfaced in October. Positive employment data from the U.S. Labor Department boosted stocks early in the month but, in mid-month. Wall Street suffered its worst week since the end of July, as poor earnings and weak economic data reignited fears about the repercussion of the summer’s credit crisis. Furthermore, several companies revealed large financial losses from debt relating to sub-prime mortgages. Bank earnings announcements, in particular, revealed greater-than-expected losses relating to sub-prime exposure.

Export-related stocks should benefit from weak dollar

Gross domestic product (GDP) growth at the end of the third quarter was estimated at approximately 3.9%, as weakness in the housing market eventually triggers reduced consumer spending and a possible rise in unemployment. The Fed’s 75 bps of easing should provide some comfort to investors. Additionally, the Fed’s recent policy statements indicate that it currently views the risks to the economic outlook as being much more balanced; whereas previously the Fed believed inflation was a greater threat to the economy than a slowdown in growth.

Meanwhile, money supply growth is robust. Against this backdrop, export-led stocks should continue to benefit from a weak dollar, while domestic-focused stocks remain vulnerable due to their greater exposure to the U.S. consumer. Although we can expect the slow trickle of sub-prime-related bad news to continue for some time — as financial institutions and investment vehicles gradually disclose the amount of losses and sub-prime exposure — corporate profits appear to be sustained and corporate balance sheets generally remain strong. Global growth also remains robust and continues to be supported by emerging market growth, especially China.

Recession fears overdone

Investors are very concerned about the potential for a recession due to the weak housing market and disappointing news from the financial sector, as high oil prices and a weak dollar lead to a surge in inflation. Such fears are understandable, but we believe they are overdone. Indeed, the U.S. housing market is struggling, but recent retail sales, GDP data and money supply growth suggest that the American economy is far from a recession. Furthermore, after several years of healthy profits, financial companies have relatively healthy balance sheets that can absorb the odd knock. In addition, inflation remains benign. The core personal consumption expenditures deflator (the Fed’s preferred inflation measure) ended September at a one-year annualized rate of 1.8%, indicating there is further room for Fed action, if necessary.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

OCTOBER 31, 2007        JPMORGAN TAX AWARE FUNDS   1

JPMorgan Tax Aware Core Equity Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2007 (Unaudited)

FUND FACTS

Fund Inception	February 3, 2006
Fiscal Year End	October 31
Net Assets as of 10/31/2007 (In Thousands)	$125,297
Primary Benchmark	S&P 500 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Tax Aware Core Equity Fund, which seeks to provide high after tax total return from a portfolio of selected equity securities,* returned 11.57%** (Select Class Shares) over the 12 months ended October 31, 2007, compared to the 14.56% return for the S&P 500 Index over the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the insurance, industrial cyclical and telecommunication sectors. At the individual stock level, AMBAC Financial Group Inc. was a top detractor due to credit market turmoil and concerns about the company’s exposure to sub-prime mortgages. The company’s shares fell after it reported lower second-quarter earnings and additional losses tied to sub-prime transactions. An overweight in Comcast Corp. also hurt returns, as the company’s shares were hurt by a significant loss in cable subscribers as well as lackluster growth potential in new and existing markets. In addition, the company gave capital expenditure guidance that was higher than expected, which investors did not receive well. An underweight in AT&T Inc. also negatively impacted performance. The company’s shares rose due to solid earnings and wireless margin expansion, but we reduced the underweight throughout the year.

On the positive side, stock selection in the software and service, consumer staples and retail sectors contributed to performance. At the individual stock level, Johnson Controls Inc. supported positive performance. The company reported impressive fiscal second-quarter 2007 earnings, which benefited from a slightly lower tax rate and better operational efficiencies in most of its business lines. In addition, management raised full-year guidance, boosting the stock price to new highs. McDonald’s Corp. was another top contributor, as the company reported better-than-expected results that beat Wall Street estimates due to the strength of its U.S. products and robust growth in Europe and Asia. The company consistently reported same-store sales that came in greater than consensus expectations. Same-store sales were impressive across all regions, with particular strength in France and Germany. Occidental Petroleum Corp. also helped returns. The company’s shares rose due to fourth-quarter 2006 earnings that beat consensus numbers as well as record production and earnings in 2006. With new large development projects in the Middle East and strong results from current initiatives, the company was able to organically grow with greater cost efficiencies versus its peers. Additionally, higher oil prices helped bring in record earnings for this oil focused name.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund sought to exploit mispriced stocks, which were cheap relative to fair value, and to avoid owning expensive stocks. The Fund was positioned based on our bottom-up approach to stock selection and was constructed to optimize use of the information advantage in our equity research. We continued to seek to provide high total return while being sensitive to the impact of capital gains taxes on investors’ returns.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Microsoft Corp.	3.7%
2.	Cisco Systems, Inc.	3.1
3.	Exxon Mobil Corp.	3.0
4.	Altria Group, Inc.	2.8
5.	Citigroup, Inc.	2.6
6.	Merck & Co., Inc.	2.5
7.	Wal-Mart Stores, Inc.	2.3
8.	Bank of America Corp.	2.3
9.	News Corp., Class A	2.2
10.	Hewlett-Packard Co.	2.2

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	20.7%
Financials	16.2
Health Care	12.5
Consumer Staples	11.3
Energy	11.0
Industrials	10.2
Consumer Discretionary	9.5
Telecommunication Services	2.8
Materials	2.8
Utilities	2.4
Short-Term Investment	0.6

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of October 31, 2007. The Fund’s composition is subject to change.

2   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2007

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
SELECT CLASS SHARES	2/3/2006	11.57%	13.49%

LIFE OF FUND PERFORMANCE (2/03/06 TO 10/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 3, 2006.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Tax Aware Core Equity Fund, the S&P 500 Index and the Lipper Large-Cap Core Funds Index from February 3, 2006 to October 31, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is a broad-based index that replicates the U.S. stock market. The Lipper Large-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Tax Aware strategies seek to reduce capital gains. There can be no guarantee the strategy will eliminate them.

Select Class Shares have a minimum investment of $1,000,000 and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2007        JPMORGAN TAX AWARE FUNDS   3

JPMorgan Tax Aware Diversified Equity Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2007 (Unaudited)

FUND FACTS

Fund Inception	February 3, 2006
Fiscal Year End	October 31
Net Assets as of 10/31/2007 (In Thousands)	$187,785
Primary Benchmark	S&P 500 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Tax Aware Diversified Equity Fund, which seeks to provide high after tax total return through capital appreciation and growth of income from a portfolio of selected equity securities* of large and medium U.S. companies, returned 13.67%** (Select Class Shares) over the 12 months ended October 31, 2007, compared to the 14.56% return for the S&P 500 Index over the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the insurance, systems and network hardware, and industrial cyclical sectors. At the individual stock level, AMBAC Financial Group Inc. was a top detractor due to credit market turmoil and concerns about the company’s exposure to sub-prime mortgages. The company’s shares fell after it reported lower second-quarter earnings and additional losses tied to sub-prime transactions. An underweight position in Apple Inc. also hurt returns. The company benefited from consistent strength in iPod sales, the release of the iPhone and continued market share gains in the personal computer space, but our positioning mitigated its impact on the Fund. Countrywide Financial Corp. negatively impacted performance. The company’s shares fell on concerns that difficulties in the sub-prime mortgage market would spread to the broader mortgage market. The company announced that its balance sheet liquidity had worsened in the face of a tight credit market, as it continued to cope with headwinds in the U.S. mortgage market, moving credit ratings agency Moody’s to downgrade its investment-grade status.

On the positive side, stock selection in the consumer cyclical, telecommunication and basic materials sectors contributed to performance. At the individual stock level, Johnson Controls Inc. supported positive performance. The company reported impressive fiscal second-quarter 2007 earnings, which benefited from a slightly lower tax rate and better operational efficiencies in most of its business lines. In addition, management raised full-year guidance, boosting the stock price to new highs. Nike Inc. was another top contributor. The company’s shares rose due to solid earnings and mitigated cost pressures, as it began to grab market share from its competitors. Moreover, the company was able to create innovative products and expand direct-to-consumer efforts, including additional retail stores. Goldman Sachs Group Inc. also helped returns. The company consistently outperformed analysts’ expectations, despite the difficult environment facing financial institutions related to the credit crunch and sub-prime issues. The company reported strong earnings, while some of its competitors did poorly because of the steep downturn in credit markets.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund sought to avoid the most overvalued stocks in the market while focusing on the most undervalued securities, based on our bottom-up approach to stock selection. We continued to search for companies with strong fundamentals. Our approach toward tax minimization required the evaluation of whether a new stock’s higher expected return would compensate for the tax cost of selling an existing holding.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Exxon Mobil Corp.	5.5%
2.	Procter & Gamble Co.	3.1
3.	Cisco Systems, Inc.	2.7
4.	Bank of America Corp.	2.6
5.	Altria Group, Inc.	2.5
6.	AT&T, Inc.	2.3
7.	International Business Machines Corp.	2.2
8.	Citigroup, Inc.	2.1
9.	Merck & Co., Inc.	2.1
10.	United Technologies Corp.	2.1

PORTFOLIO COMPOSITION BY SECTOR***

Financials	18.5%
Information Technology	17.5
Health Care	12.7
Energy	11.6
Industrials	10.2
Consumer Discretionary	9.7
Consumer Staples	8.3
Telecommunication Services	4.0
Materials	3.6
Utilities	3.5
Short-Term Investment	0.4

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of October 31, 2007. The Fund’s composition is subject to change.

4   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2007

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
SELECT CLASS SHARES	2/3/2006	13.67%	13.75%

LIFE OF FUND PERFORMANCE (2/03/06 TO 10/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 3, 2006.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Tax Aware Diversified Equity Fund, the S&P 500 Index and the Lipper Large-Cap Core Funds Index from February 3, 2006 to October 31, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is a broad-based index that replicates the U.S. stock market. The Lipper Large-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Tax Aware strategies seek to reduce capital gains. There can be no guarantee the strategy will eliminate them.

Select Class Shares have a minimum investment of $1,000,000 and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2007        JPMORGAN TAX AWARE FUNDS   5

JPMorgan Tax Aware Core Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007
(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.1%
	Common Stocks — 99.1%
	Aerospace & Defense — 4.0%
13	Boeing Co.	1,283
23	Raytheon Co.	1,457
30	United Technologies Corp.	2,270
		5,010
	Auto Components — 1.7%
50	Johnson Controls, Inc.	2,184
	Beverages — 1.5%
16	Coca-Cola Co. (The)	999
15	Molson Coors Brewing Co., Class B	836
		1,835
	Biotechnology — 0.9%
19	Amgen, Inc. (a)	1,114
	Capital Markets — 2.3%
29	Morgan Stanley	1,949
51	TD AMERITRADE Holding Corp. (a)	970
		2,919
	Chemicals — 1.9%
15	Praxair, Inc.	1,322
21	Rohm & Haas Co.	1,092
		2,414
	Commercial Banks — 2.3%
31	Wachovia Corp.	1,403
45	Wells Fargo & Co.	1,522
		2,925
	Communications Equipment — 5.3%
116	Cisco Systems, Inc. (a)	3,843
74	Corning, Inc.	1,790
22	QUALCOMM, Inc.	943
		6,576
	Computers & Peripherals — 6.8%
6	Apple, Inc. (a)	1,103
71	Dell, Inc. (a)	2,169
54	Hewlett-Packard Co.	2,775
22	International Business Machines Corp.	2,517
		8,564
	Construction Materials — 0.8%
34	Cemex S.A.B. de C.V. ADR (Mexico) (a)	1,049
	Consumer Finance — 2.1%
26	American Express Co.	1,561
17	Capital One Financial Corp.	1,128
		2,689
	Diversified Financial Services — 4.9%
60	Bank of America Corp.	2,889
77	Citigroup, Inc.	3,230
		6,119
	Diversified Telecommunication Services — 2.8%
27	AT&T, Inc.	1,128
52	Verizon Communications, Inc.	2,397
		3,525
	Electric Utilities — 2.4%
26	American Electric Power Co., Inc.	1,258
29	Edison International	1,700
		2,958
	Electronic Equipment & Instruments — 0.2%
9	Tyco Electronics Ltd. (Bermuda)	308
	Energy Equipment & Services — 2.2%
16	Baker Hughes, Inc.	1,379
15	Schlumberger Ltd.	1,429
		2,808
	Food & Staples Retailing — 4.9%
22	CVS Caremark Corp.	926
65	Safeway, Inc.	2,224
65	Wal-Mart Stores, Inc.	2,934
		6,084
	Food Products — 0.7%
25	Kraft Foods, Inc., Class A	835
	Health Care Equipment & Supplies — 0.5%
11	Baxter International, Inc.	640
	Health Care Providers & Services — 2.7%
33	Cardinal Health, Inc.	2,229
14	WellPoint, Inc. (a)	1,140
		3,369
	Hotels, Restaurants & Leisure — 3.2%
39	McDonald’s Corp.	2,325
20	Royal Caribbean Cruises Ltd.	845
27	Wyndham Worldwide Corp.	895
		4,065
	Household Products — 1.6%
28	Procter & Gamble Co.	1,962
	Industrial Conglomerates — 2.4%
64	General Electric Co.	2,620
8	Tyco International Ltd. (Bermuda)	328
		2,948

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Insurance — 3.3%
17	Allstate Corp. (The)	868
11	AMBAC Financial Group, Inc.	408
14	Hartford Financial Services Group, Inc.	1,351
3	MBIA, Inc.	138
27	Travelers Cos., Inc. (The)	1,423
		4,188
	Internet Software & Services — 2.6%
3	Google, Inc., Class A (a)	1,874
44	Yahoo!, Inc. (a)	1,371
		3,245
	Machinery — 1.7%
14	Caterpillar, Inc.	1,063
23	Dover Corp.	1,079
		2,142
	Media — 3.9%
101	Comcast Corp., Special Class A (a)	2,110
129	News Corp., Class A	2,793
		4,903
	Multiline Retail — 0.6%
14	J.C. Penney Co., Inc.	771
	Oil, Gas & Consumable Fuels — 8.7%
19	Chevron Corp.	1,743
10	Devon Energy Corp.	939
94	El Paso Corp.	1,653
41	Exxon Mobil Corp.	3,740
12	Marathon Oil Corp.	683
31	Occidental Petroleum Corp.	2,163
		10,921
	Pharmaceuticals — 8.4%
36	Abbott Laboratories	1,964
10	Johnson & Johnson	663
53	Merck & Co., Inc.	3,111
98	Pfizer, Inc.	2,413
70	Schering-Plough Corp.	2,139
9	Sepracor, Inc. (a)	258
		10,548
	Road & Rail — 2.1%
50	Norfolk Southern Corp.	2,575
	Semiconductors & Semiconductor Equipment — 1.5%
24	Texas Instruments, Inc.	783
43	Xilinx, Inc.	1,049
		1,832
	Software — 4.3%
124	Microsoft Corp.	4,575
34	Oracle Corp. (a)	759
		5,334
	Thrifts & Mortgage Finance — 1.1%
26	Freddie Mac	1,383
	Tobacco — 2.8%
47	Altria Group, Inc.	3,444
	Total Long-Term Investments (Cost $86,726)	124,186
Short-Term Investment — 0.6%
	Investment Company — 0.6%
768	JPMorgan Prime Money Market Fund, Institutional Class (b) (Cost $768)	768
	Total Investments — 99.7% (Cost $87,494)	124,954
	Other Assets In Excess of Liabilities — 0.3%	343
	NET ASSETS — 100.0%	$125,297

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN TAX AWARE FUNDS   7

JPMorgan Tax Aware Diversified Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007
(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.6%
	Common Stocks — 99.6%
	Aerospace & Defense — 5.1%
16	Lockheed Martin Corp.	1,740
28	Northrop Grumman Corp.	2,366
24	Raytheon Co.	1,527
52	United Technologies Corp.	3,950
		9,583
	Auto Components — 1.4%
60	Johnson Controls, Inc.	2,614
	Beverages — 0.9%
23	PepsiCo, Inc.	1,669
	Biotechnology — 1.3%
20	Amgen, Inc. (a)	1,184
27	Gilead Sciences, Inc. (a)	1,230
		2,414
	Capital Markets — 3.5%
11	Bank of New York Mellon Corp. (The)	537
14	Goldman Sachs Group, Inc. (The)	3,504
2	Lehman Brothers Holdings, Inc.	127
9	Morgan Stanley	598
23	State Street Corp.	1,810
		6,576
	Chemicals — 2.2%
9	Air Products & Chemicals, Inc.	865
7	Dow Chemical Co. (The)	315
6	PPG Industries, Inc.	419
20	Praxair, Inc.	1,676
16	Rohm & Haas Co.	825
		4,100
	Commercial Banks — 3.0%
14	Colonial BancGroup, Inc. (The)	276
9	Comerica, Inc.	402
12	TCF Financial Corp.	273
57	U.S. Bancorp	1,885
27	Wachovia Corp.	1,246
46	Wells Fargo & Co.	1,552
		5,634
	Communications Equipment — 5.4%
155	Cisco Systems, Inc. (a)	5,111
92	Corning, Inc.	2,223
5	Juniper Networks, Inc. (a)	189
61	QUALCOMM, Inc.	2,615
		10,138
	Computers & Peripherals — 4.4%
3	Apple, Inc. (a)	570
53	Hewlett-Packard Co.	2,735
35	International Business Machines Corp.	4,041
12	NCR Corp. (a)	320
37	Sun Microsystems, Inc. (a)	211
12	Teradata Corp. (a)	330
		8,207
	Consumer Finance — 1.1%
32	Capital One Financial Corp.	2,097
	Containers & Packaging — 0.2%
8	Temple-Inland, Inc.	431
	Diversified Financial Services — 5.1%
99	Bank of America Corp.	4,794
22	CIT Group, Inc.	764
96	Citigroup, Inc.	4,035
		9,593
	Diversified Telecommunication Services — 3.6%
105	AT&T, Inc.	4,397
3	Embarq Corp.	146
50	Verizon Communications, Inc.	2,285
		6,828
	Electric Utilities — 1.7%
13	American Electric Power Co., Inc.	612
25	Edison International	1,431
9	FirstEnergy Corp.	627
5	FPL Group, Inc.	309
6	Pinnacle West Capital Corp.	239
		3,218
	Electronic Equipment & Instruments — 0.4%
20	Tyco Electronics Ltd. (Bermuda)	730
	Energy Equipment & Services — 1.5%
9	Baker Hughes, Inc.	793
10	Cameron International Corp. (a)	990
10	Schlumberger Ltd.	956
		2,739
	Food & Staples Retailing — 1.0%
42	Wal-Mart Stores, Inc.	1,918
	Food Products — 0.8%
1	Archer-Daniels-Midland Co.	35
42	Kraft Foods, Inc., Class A	1,410
		1,445

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Health Care Equipment & Supplies — 0.9%
14	Baxter International, Inc.	855
21	Covidien Ltd. (Bermuda)	864
		1,719
	Health Care Providers & Services — 3.4%
44	Aetna, Inc.	2,483
28	Cigna Corp.	1,461
3	McKesson Corp.	192
29	WellPoint, Inc. (a)	2,301
		6,437
	Hotels, Restaurants & Leisure — 1.8%
8	Carnival Corp.	363
32	McDonald’s Corp.	1,925
4	Starwood Hotels & Resorts Worldwide, Inc.	215
10	Wyndham Worldwide Corp.	328
14	Yum! Brands, Inc.	581
		3,412
	Household Products — 3.1%
84	Procter & Gamble Co.	5,860
	Industrial Conglomerates — 2.5%
95	General Electric Co.	3,914
20	Tyco International Ltd. (Bermuda)	843
		4,757
	Insurance — 4.2%
2	Allstate Corp. (The)	107
19	AMBAC Financial Group, Inc.	696
15	American International Group, Inc.	943
12	Assurant, Inc.	710
14	Genworth Financial, Inc., Class A	382
23	Hartford Financial Services Group, Inc.	2,205
11	MBIA, Inc.	476
13	MetLife, Inc.	895
4	Protective Life Corp.	177
6	RenaissanceRe Holdings Ltd. (Bermuda)	350
17	Travelers Cos., Inc. (The)	906
5	Unum Group	114
		7,961
	Internet Software & Services — 2.3%
43	eBay, Inc. (a)	1,546
4	Google, Inc., Class A (a)	2,846
		4,392
	Machinery — 1.5%
5	Danaher Corp.	423
1	Deere & Co.	101
19	Eaton Corp.	1,776
8	Illinois Tool Works, Inc.	471
		2,771
	Media — 2.6%
11	CBS Corp., Class B	304
4	Comcast Corp., Special Class A (a)	79
12	DIRECTV Group, Inc. (The) (a)	317
116	News Corp., Class A	2,516
5	Time Warner, Inc.	86
2	Viacom, Inc., Class B (a)	70
41	Walt Disney Co. (The)	1,416
		4,788
	Metals & Mining — 1.2%
6	Alcoa, Inc.	254
18	United States Steel Corp.	1,974
		2,228
	Multi-Utilities — 1.9%
24	CMS Energy Corp.	413
3	Dominion Resources, Inc.	309
38	PG&E Corp.	1,849
39	Xcel Energy, Inc.	887
		3,458
	Multiline Retail — 1.5%
9	J.C. Penney Co., Inc.	517
7	Kohl’s Corp. (a)	377
16	Macy’s, Inc.	498
24	Target Corp.	1,484
		2,876
	Oil, Gas & Consumable Fuels — 10.1%
14	Anadarko Petroleum Corp.	807
30	Chevron Corp.	2,736
29	ConocoPhillips	2,481
28	Devon Energy Corp.	2,600
113	Exxon Mobil Corp.	10,403
		19,027
	Pharmaceuticals — 7.1%
44	Abbott Laboratories	2,419
11	Johnson & Johnson	724
68	Merck & Co., Inc.	3,974
65	Pfizer, Inc.	1,592

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN TAX AWARE FUNDS   9

JPMorgan Tax Aware Diversified Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007 (continued)
(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Pharmaceuticals — Continued
81		Schering-Plough Corp.	2,467
16		Sepracor, Inc. (a)	446
33		Wyeth	1,614
			13,236
		Real Estate Investment Trusts (REITs) — 0.9%
5		Apartment Investment & Management Co.	234
21		Host Hotels & Resorts, Inc.	464
15		ProLogis	1,054
			1,752
		Road & Rail — 1.1%
6		Burlington Northern Santa Fe Corp.	479
22		CSX Corp.	997
11		Norfolk Southern Corp.	579
			2,055
		Semiconductors & Semiconductor Equipment — 1.8%
70		Altera Corp.	1,376
16		Broadcom Corp., Class A (a)	531
27		Intel Corp.	729
10		Intersil Corp., Class A	300
7		Linear Technology Corp.	225
7		Texas Instruments, Inc.	222
			3,383
		Software — 3.2%
106		Microsoft Corp.	3,902
95		Oracle Corp. (a)	2,109
			6,011
		Specialty Retail — 0.8%
10		Abercrombie & Fitch Co., Class A	759
17		Bed Bath & Beyond, Inc. (a)	564
6		Lowe’s Cos., Inc.	174
			1,497
		Textiles, Apparel & Luxury Goods — 1.6%
8		Coach, Inc. (a)	274
41		Nike, Inc., Class B	2,737
			3,011
		Thrifts & Mortgage Finance — 0.7%
22		Countrywide Financial Corp.	340
4		Fannie Mae	200
6		Freddie Mac	324
13		Washington Mutual, Inc.	349
			1,213
		Tobacco — 2.5%
64		Altria Group, Inc.	4,701
		Wireless Telecommunication Services — 0.3%
36		Sprint Nextel Corp.	609
		Total Common Stocks (Cost $93,576)	187,088

NO. OF WARRANTS
		Warrant — 0.0% (g)
		Communications Equipment — 0.0% (g)
—	(h)	Alcatel-Lucent expiring 12/10/07 (a) (Cost $0)	—	(h)
		Total Long-Term Investments (Cost $93,576)	187,088

SHARES
Short-Term Investment — 0.4%
		Investment Company — 0.4%
679		JPMorgan Prime Money Market Fund, Institutional Class (b) (Cost $679)	679
		Total Investments — 100.0% (Cost $94,255)	187,767
		Other Assets in Excess of Liabilities — 0.0% (g)	18
		NET ASSETS — 100.0%	$187,785

Percentages indicated are based on net assets.

ABBREVIATIONS:

(a) —	Non-income producing security.

(b) —	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(g) —	Amount rounds to less than 0.1%.

(h) —	Amount rounds to less than one thousand.

ADR —	American Depositary Receipt

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2007

STATEMENTS OF ASSETS AND LIABILITIES
AS OF OCTOBER 31, 2007
(Amounts in thousands, except per share amounts)

	Tax Aware Core Equity Fund		Tax Aware Diversified Equity Fund
ASSETS:
Investments in non-affiliates, at value	$124,186		$187,088
Investments in affiliates, at value	768		679
Total investment securities, at value	124,954		187,767
Receivables:
Investment securities sold	1,637		454
Interest and dividends	96		186
Total Assets	126,687		188,407

LIABILITIES:
Payables:
Investment securities purchased	1,194		458
Fund shares redeemed	27		—
Accrued liabilities:
Investment advisory fees	49		56
Administration fees	9		14
Shareholder servicing fees	27		11
Custodian and accounting fees	13		10
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)
Other	71		73
Total Liabilities	1,390		622
Net Assets	$125,297		$187,785

NET ASSETS:
Paid in capital	$59,516		$72,049
Accumulated undistributed (distributions in excess of) net investment income	15		310
Accumulated net realized gains (losses)	28,306		21,914
Net unrealized appreciation (depreciation)	37,460		93,512
Total Net Assets	$125,297		$187,785

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Select Class	7,723		10,476

Net Asset Value:
Select Class — Offering and redemption price per share	$16.22		$17.93

Cost of investments	$87,494		$94,255

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN TAX AWARE FUNDS   11

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2007
(Amounts in thousands)

	Tax Aware Core Equity Fund		Tax Aware Diversified Equity Fund
INVESTMENT INCOME:
Dividend income	$3,159		$3,929
Dividend income from affiliates (a)	52		36
Total investment income	3,211		3,965

EXPENSES:
Investment advisory fees	744		743
Administration fees	165		211
Shareholder servicing fees	413		531
Custodian and accounting fees	47		22
Professional fees	52		55
Trustees’ and Chief Compliance Officer’s fees	2		2
Printing and mailing costs	32		26
Registration and filing fees	1		1
Transfer agent fees	16		16
Interest expense	3		3
Other	—	(b)	2
Total expenses	1,475		1,612
Less amounts waived	(66)		(441)
Less earnings credits	—	(b)	— (b)
Net expenses	1,409		1,171
Net investment income (loss)	1,802		2,794

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments	42,269		24,845
Change in net unrealized appreciation (depreciation) of investments	(24,577)		(186)
Net realized/unrealized gains (losses)	17,692		24,659
Change in net assets resulting from operations	$19,494		$27,453

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2007

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	Tax Aware Core Equity Fund		Tax Aware Diversified Equity Fund
	Year Ended 10/31/2007	Period Ended 10/31/2006 (a)	Year Ended 10/31/2007	Period Ended 10/31/2006 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,802	$3,202	$2,794	$3,036
Net realized gain (loss)	42,269	126,415	24,845	97,544
Change in net unrealized appreciation (depreciation)	(24,577)	(91,963)	(186)	(69,116)
Change in net assets resulting from operations	19,494	37,654	27,453	31,464

DISTRIBUTIONS TO SHAREHOLDERS:
Select Class
From net investment income	(1,838)	(3,179)	(2,824)	(2,862)
From net realized gains	(25,225)	—	(5,217)	—
Total distributions to shareholders	(27,063)	(3,179)	(8,041)	(2,862)

CAPITAL TRANSACTIONS:
Select Class
Proceeds from shares issued	176	51,457	122	1,091
Subscriptions in-kind (See Note 8)	—	598,899	—	483,730
Dividends and distributions reinvested	74	— (b)	1	1
Cost of shares redeemed	(88,271)	(222,138)	(61,691)	(91,356)
Redemptions in-kind (See Note 8)	(11,374)	(230,432)	—	(192,127)
Change in net assets from Select Class capital transactions	(99,395)	197,786	(61,568)	201,339

NET ASSETS:
Change in net assets	(106,964)	232,261	(42,156)	229,941
Beginning of period	232,261	—	229,941	—
End of period	$125,297	$232,261	$187,785	$229,941
Accumulated undistributed (distributions in excess of) net investment income	$15	$51	$310	$200

SHARES TRANSACTIONS:
Select Class
Issued	11	3,428	7	71
Subscriptions in-kind (Note 8)	—	39,927	—	32,249
Reinvested	5	— (b)	— (b)	— (b)
Redeemed	(5,574)	(14,523)	(3,602)	(5,931)
Redemptions in-kind (See Note 8)	(714)	(14,837)	—	(12,318)
Change in Select Class Shares	(6,272)	13,995	(3,595)	14,071

(a)	Commencement of operations was February 3, 2006.

(b)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN TAX AWARE FUNDS   13

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Select Class

				Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Tax Aware Core Equity Fund
Year ended October 31, 2007	$16.60	$0.17	$1.59	$1.76	$(0.18)	$(1.96)	$(2.14)
February 3, 2006 (d) through October 31, 2006	15.00	0.15	1.59	1.74	(0.14)	—	(0.14)

Tax Aware Diversified Equity Fund
Year ended October 31, 2007	16.34	0.23	1.97	2.20	(0.23)	(0.38)	(0.61)
February 3, 2006 (d) through October 31, 2006	15.00	0.17	1.33	1.50	(0.16)	—	(0.16)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$ 16.22	11.57%	$125,297	0.85%	1.09%	0.89%	30%
16.60	11.70	232,261	0.85	1.12	0.88	27

17.93	13.73	187,785	0.55	1.32	0.76	7
16.34	10.08	229,941	0.55	1.35	0.79	8

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN TAX AWARE FUNDS   15

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2007

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

Classes Offered
Tax Aware Core Equity Fund	Select Class
Tax Aware Diversified Equity Fund	Select Class

No sales charges are assessed with respect to the Select Class Shares.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on the NASDAQ Stock Market, Inc. shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

B.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.

C.  Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds.

D.  Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

E.  Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

F.  Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e. that they result from other than

16   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2007

timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-capital	Accumulated Underdistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
Tax Aware Core Equity Fund	$13,836	$—	$(13,836)
Tax Aware Diversified Equity Fund	2,953	141	(3,094)

The reclassifications for the Funds relate primarily to redemptions in-kind (Tax Aware Core Equity Fund), equalization, distributions from investments in real estate investment trusts (Tax Aware Diversified Equity Fund) and a distribution reclass (Tax Aware Diversified Equity Fund).

G.  New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board (the “FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management continues to evaluate the application of the Interpretation to the Funds, and is not in a position at this time to estimate the significance of its impact, if any, on the Funds’ financial statements.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management continues to evaluate the impact the adoption of SFAS 157 will have on the Funds’ financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Tax Aware Core Equity Fund	0.45%
Tax Aware Diversified Equity Fund	0.35

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Funds in an amount sufficient to offset any doubling up of these fees related to each Fund’s investment in an affiliated money market fund to the extent required by law or as undertaken by the Advisor or its affiliates.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the year ended October 31, 2007 were as follows (amounts in thousands):

Tax Aware Core Equity Fund	$2
Tax Aware Diversified Equity Fund	1

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and the money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

The Administrator waived Administration fees as outlined in Note 3.E.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

OCTOBER 31, 2007        JPMORGAN TAX AWARE FUNDS   17

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2007 (continued)

C.  Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, under which the Distributor provides certain support services to shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly at an annual fee rate of 0.25% of each Fund’s average daily net assets.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.E.

D.  Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statements of Operations.

E.  Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

Tax Aware Core Equity Fund	0.85%
Tax Aware Diversified Equity Fund	0.70

The contractual expense limitation agreements were in effect for the year ended October 31, 2007. The expense limitation percentages in the table above are in place until at least February 29, 2008.

For the year ended October 31, 2007, the Funds’ service providers waived fees and/or contractually reimbursed expenses for each of the funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Administration	Shareholder Servicing	Total
Tax Aware Core Equity Fund	$66	$—	$66
Tax Aware Diversified Equity Fund	—	122	122

	Voluntary Waivers
	Administration	Shareholder Servicing	Total
Tax Aware Diversified Equity Fund	$34	$285	$319

F.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the year, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the year ended October 31, 2007, the Funds incurred no broker commissions with broker/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

18   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2007

4. Investment Transactions

During the year ended October 31, 2007, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Tax Aware Core Equity Fund	$50,058	$173,777
Tax Aware Diversified Equity Fund	13,858	80,624

During the year ended October 31, 2007, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 2007, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Tax Aware Core Equity Fund	$87,575	$38,974	$1,595	$37,379
Tax Aware Diversified Equity Fund	94,238	93,919	390	93,529

For the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals and return of capital from investments in real estate investment trusts (Tax Aware Diversified Equity Fund).

The tax character of distributions paid during the fiscal year ended October 31, 2007 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long term Capital Gains	Total Distributions Paid
Tax Aware Core Equity Fund	$5,310	$21,753	$27,063
Tax Aware Diversified Equity Fund	2,657	5,384	8,041

The tax character of distributions paid during the fiscal year ended October 31, 2006 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Total Distributions Paid
Tax Aware Core Equity Fund	$3,179	$3,179
Tax Aware Diversified Equity Fund	2,862	2,862

At October 31, 2007, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Tax Aware Core Equity Fund	$4,561	$23,841	$37,379
Tax Aware Diversified Equity Fund	457	21,750	93,529

For the Funds, the cumulative timing differences primarily consist of deferred compensation and wash sale loss deferrals (Tax Aware Core Equity Fund) and return of capital from investments in real estate investment trusts (Tax Aware Diversified Equity Fund).

OCTOBER 31, 2007        JPMORGAN TAX AWARE FUNDS   19

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2007 (continued)

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 18, 2008.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility as of October 31, 2007. Average borrowings from the Facility for the year ended October 31, 2007 were as follows (amounts in thousands):

	Average Borrowings	Number of Days Used	Interest Paid
Tax Aware Core Equity Fund	$612	21	$2
Tax Aware Diversified Equity Fund	699	26	3

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense in the Statements of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

The Funds’ investment advisor or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Funds’ outstanding shares. Investment activities on behalf of these shareholders could impact the Funds.

8. Transfers-In-Kind

For the period ended October 31, 2007, certain shareholders of the Tax Aware Core Equity Fund redeemed Select Class Shares and the Fund paid the redemption proceeds primarily by means of a redemption in-kind of the Fund’s portfolio securities. Cash and portfolio securities were transferred on the date, at the market value listed, and gain for book purposes which resulted from the redemption in-kind is listed below (amounts in thousands):

	Date	Market Value	Realized Gains	Type
Tax Aware Core Equity Fund	5/15/2007	$11,374	$3,885	Redemption in-kind

For the period ended October 31, 2006, certain shareholders of the Funds redeemed Select Class Shares and the Funds paid the redemption proceeds primarily by means of a redemption in-kind of the Funds’ portfolio securities. Cash and portfolio securities were transferred on the dates, at the market values listed, and gains for book purposes which resulted from the redemptions in-kind are listed below (amounts in thousands):

	Date	Market Value	Realized Gains	Type
Tax Aware Core Equity Fund	3/22/2006	$1,755	$697	Redemption in-kind
	5/12/2006	228,677	79,577	Redemption in-kind
		$230,432	$80,274

Tax Aware Diversified Equity Fund	3/23/2006	$13,497	$7,119	Redemption in-kind
	4/19/2006	17,016	9,018	Redemption in-kind
	5/5/2006	145,656	69,562	Redemption in-kind
	5/18/2006	15,958	6,465	Redemption in-kind
		$192,127	$92,164

20   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2007

After the close of business on February 3, 2006, three common trust funds managed by JPMCB transferred securities in-kind to the Funds in a tax-free exchange. The common trust funds purchased Select Class Shares of the Funds and the Tax Aware Core Equity Fund and the Tax Aware Diversified Equity Fund received portfolio securities with market values as listed below, including net unrealized appreciation of approximately $154,000,000 and $162,814,000, respectively, in exchange for these shares. The cost basis of the portfolio securities transferred to the Funds is equal to the common trust funds’ cost of the securities at the time of the in-kind transfers.

	Market Value of Securities Transferred to the Funds (amounts in thousands)	Number of Select Class Shares Issued (amounts in thousands)
Tax Aware Core Equity Fund
JPMorgan Chase Bank Equity & Convertible Fund	$399,500	26,634
JPMorgan Chase Bank American Core Equity Trust	199,399	13,293

Tax Aware Diversified Equity Fund
JPMorgan Chase Bank Equity Fund	483,730	32,249

OCTOBER 31, 2007        JPMORGAN TAX AWARE FUNDS   21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of
JPMorgan Trust I

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Tax Aware Core Equity Fund and JPMorgan Tax Aware Diversified Equity Fund, (each a portfolio of JPMorgan Trust I; hereafter collectively referred to as the “Funds”) at October 31, 2007, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for the year then ended and for the period February 3, 2006 (commencement of operations) through October 31, 2006, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 20, 2007

22   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2007

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	144	None.
Roland R. Eppley, Jr. (1932); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President and Chief Executive Officer, Eastern States Bankcard (1971–1988).	144	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	144	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	144
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	144	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	144	None.
Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	144	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	144	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

OCTOBER 31, 2007        JPMORGAN TAX AWARE FUNDS   23

TRUSTEES
(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued)
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	144	Director, American University in Cairo.
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	144	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	144	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	144	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	144
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (144 funds).

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

24   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2007

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Stephen M. Benham (1959), Secretary (2005)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004.
Stephanie J. Dorsey (1969), Treasurer (2005)*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co. (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Susan M. Canning (1969), Assistant Secretary (2007)*	Vice President and Assistant General Counsel, JPMorgan Chase & Co.; Ms. Canning has served as an attorney with various titles for JPMorgan Chase & Co. since 1997.
Elizabeth A. Davin (1964), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary (2005)*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; from 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Arthur A. Jensen (1966), Assistant Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971) Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

OCTOBER 31, 2007        JPMORGAN TAX AWARE FUNDS   25

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Fund at the beginning of the reporting period, May 1, 2007, and continued to hold your shares at the end of the reporting period, October 31, 2007.

Actual Expenses

For each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, May 1, 2007	Ending Account Value, October 31, 2007	Expenses Paid During May 1, 2007 to October 31, 2007*	Annualized Expense Ratio
Tax Aware Core Equity Fund
Select Class
Actual	$1,000.00	$1,038.90	$4.37	0.85%
Hypothetical	1,000.00	1,020.92	4.33	0.85

Tax Aware Diversified Equity Fund
Select Class
Actual	1,000.00	1,043.30	2.83	0.55
Hypothetical	1,000.00	1,022.43	2.80	0.55

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

26   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2007

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)

The Board of Trustees held meetings in person in June and August 2007, at which the Trustees considered the continuation of each of the investment advisory agreements for the Funds whose annual report is contained herein (each an “Advisory Agreement”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for each Fund. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 15, 2007.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve each Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Funds and the Advisor, as provided in each Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”) an affiliate of the Advisor was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact

OCTOBER 31, 2007        JPMORGAN TAX AWARE FUNDS   27

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)

that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Investment Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”) affiliates of the Advisor are expected to earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMCB for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Funds would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Funds’ Chief Compliance Officer for the Tax Aware Core Equity Fund and Tax Aware Diversified Equity Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of these Funds. The Trustees indicated that the written evaluation was considered in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor. The determination made by the Trustees with respect to each Fund’s performance is summarized below:

The Trustees noted that the prospects for acceptable performance of the Tax Aware Core Equity Fund appeared strong based on both the team and investment approach proposed for the Fund. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the prospects for acceptable performance of the Tax Aware Diversified Equity Fund appeared strong based on both the team and investment approach proposed for the Fund. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are

28   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2007

variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios is summarized below:

The Trustees noted that the Tax Aware Core Equity Fund’s net advisory fee for the Select Class shares was in the second quintile and the actual total expenses for the Select Class shares were in the third quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Tax Aware Diversified Equity Fund’s net advisory fee for the Select Class shares was in the first quintile and the actual total expenses for the Select Class shares were in the first quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

OCTOBER 31, 2007        JPMORGAN TAX AWARE FUNDS   29

TAX LETTER
(Unaudited)

Certain tax information for the Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2007. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2007. The information necessary to complete your income tax returns for the calendar year ending December 31, 2007 will be received under separate cover.

Dividends Received Deductions (DRD)

The following represents the percentage of ordinary income distributions eligible for the 70% dividend received deduction for corporate shareholders for the fiscal year ended October 31, 2007:

Dividend Received Deduction
Tax Aware Core Equity Fund	70.14%
Tax Aware Diversified Equity Fund	100.00%

Qualified Dividend Income (QDI)

For the fiscal year ended October 31, 2007, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The following represents the amount of ordinary income distributions treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
Tax Aware Core Equity Fund	$5,310
Tax Aware Diversified Equity Fund	2,824

Long Term Capital Gain Designation — 15%

The Funds hereby designate the following amounts as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax returns for the fiscal year ended October 31, 2007 (amounts in thousands):

Long-Term Capital Gain Distribution
Tax Aware Core Equity Fund	$31,703
Tax Aware Diversified Equity Fund	8,336

30   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2007

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2007 All rights reserved. October 2007.	AN-TA2-1007

ANNUAL REPORT OCTOBER 31, 2007

JPMorgan Funds

Specialty

Funds

JPMorgan Market Neutral Fund

CONTENTS

President’s Letter	1
Fund Commentary	2
Schedule of Portfolio Investments	4
Financial Statements	10
Financial Highlights	16
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	24
Trustees	25
Officers	27
Schedule of Shareholder Expenses	28
Board Approval of Investment Advisory Agreements	29
Tax Letter	32

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to a Fund’s prospectus for a discussion of a Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
NOVEMBER 12, 2007 (Unaudited)

Dear Shareholder:

We are pleased to present this annual report for the JPMorgan Market Neutral Fund. Inside, you’ll find information detailing the performance of the Fund for the 12 months ended October 31, 2007, along with a report from the portfolio managers.

“Intervals of strong volatility, particularly in the second half of the period, reminded investors of the real challenges lingering in the market.”

Challenges can’t derail stocks

Investors faced several challenges that created periodic bouts of volatility throughout the 12-month period. Yet, none of these obstacles seemed too great for the U.S. stock market’s longer-term performance — not the sharp, but short-lived, China-market-inspired correction of late February; not the mounting liquidity crisis; not difficulties in the sub-prime mortgage market and the subsequent re-pricing of risk during the summer months; not weakness in the housing market; and not the Federal Reserve’s (Fed) persistent inflation warnings.

Despite these potential roadblocks, the U.S. stock market posted healthy returns for the period. Among the capitalization universes, the Russell Midcap Index was the top performer, returning 15.24%. Large-cap stocks followed, with a return of 15.03%, as measured by the Russell 1000 Index. In terms of style, growth stocks showed a significant advantage over value stocks across capitalization ranges. For comparison purposes, the Merrill Lynch 3-Month U.S. Treasury Bill Index returned 5.13% for the same period.

Stock market gains were driven largely by abundant liquidity and robust merger-and-acquisition activity, including private equity deals. In addition, optimism regarding continued economic growth, a healthy global economy, higher-than-expected corporate earnings growth, healthy employment data and modest core inflation provided equity market support.

Investors reacted favorably to the Fed’s rate cut on September 18, which reduced the fed funds target from 5.25% to 4.75%. Another 25-basis-point (bp) cut on October 31 received a lukewarm response, as investors interpreted the Fed’s accompanying policy statement as evidence that additional easing was unlikely.

Volatility reinforces realities

Intervals of strong volatility, particularly in the second half of the period, reminded investors of the real challenges lingering in the market. For example, rising bond yields as well as liquidity and credit quality concerns pushed stock market returns into negative territory during June and July. Given the high degree of uncertainty about the identity of the holders of risky U.S. mortgage debt and the extent of the losses to which they are exposed, lenders in the primary market adopted a “guilty until proven innocent” stance, and stock investors were jolted by a series of unfavorable news releases and strong volatility.

Stocks rebounded in August and September, though, as investors distanced themselves from the credit market’s woes and reaffirmed their confidence in the stock market’s longer-term fundamentals.

Nevertheless, volatility resurfaced in October, as poor earnings and weak economic data reignited fears about the repercussion of the summer’s credit crisis. Furthermore, several companies revealed large financial losses from debt relating to sub-prime mortgages.

Export-related stocks should benefit from weak dollar

Gross domestic product (GDP) growth at the end of the third quarter was estimated at approximately 3.9%, as weakness in the housing market eventually triggers reduced consumer spending and a possible rise in unemployment. The Fed’s 75 bps of easing should provide some comfort to investors. Additionally, the Fed’s policy statements late in the period indicated that it viewed the risks to the economic outlook as being much more balanced; whereas previously the Fed believed inflation was a greater threat to the economy than a slowdown in growth.

Meanwhile, money supply growth is robust. Against this backdrop, export-led stocks should continue to benefit from a weak dollar, while domestic-focused stocks remain vulnerable due to their greater exposure to the U.S. consumer. Although we can expect the slow trickle of sub-prime-related bad news to continue for some time — as financial institutions and investment vehicles gradually disclose the amount of losses and sub-prime exposure — corporate profits appear to be sustained and corporate balance sheets generally remain strong.

Recession fears overdone

Investors are very concerned about the potential for a recession due to the weak housing market and disappointing news from the financial sector, as high oil prices and a weak dollar lead to a surge in inflation. Such fears are understandable, but we believe they are overdone. Indeed, the U.S. housing market is struggling, but recent retail sales, GDP data and money supply growth suggest that the American economy is far from a recession. Furthermore, after several years of healthy profits, financial companies have relatively healthy balance sheets that can absorb the odd knock. In addition, inflation remains benign. The core personal consumption expenditures deflator (the Fed’s preferred inflation measure) ended September at a one-year annualized rate of 1.8%, indicating there is further room for Fed action, if necessary.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

OCTOBER 31, 2007        JPMORGAN SPECIALTY FUNDS   1

JPMorgan Market Neutral Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2007 (Unaudited)

FUND FACTS

Fund Inception	December 31, 1998
Fiscal Year End	October 31
Net Assets as of 10/31/2007 (In Thousands)	$42,288
Primary Benchmark	Merrill Lynch 3-Month U.S. Treasury Bill Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Market Neutral Fund, which seeks to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing,* returned 8.52%** (Institutional Class Shares) for the 12 months ended October 31, 2007, compared to the 5.13% return for the Merrill Lynch 3-Month U.S. Treasury Bill Index over the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due primarily to stock selection in the real estate investment trust (REIT), consumer staples and semiconductor sectors.

One of the top contributors to performance included Alcan, Inc., the aluminum producer. Speculation that the company would be taken over got closer to becoming a reality late in the period. In July, Canadian mining group Rio Tinto agreed to purchase Alcan at a significant premium. A long position in Merck & Co., Inc., the pharmaceutical manufacturer, contributed to performance. The stock rallied in April as its new drug to treat diabetes was cleared by the Food and Drug Administration (FDA). Our short position in Micron Technology Inc., a DRAM (dynamic random access memory) chip maker, was one of the top contributors to performance. The company’s stock dipped as it faced decreased sales and margins over the past year, translating into negative earnings.

On the negative side, stock selection in the insurance, capital markets and utilities sectors hurt returns.

Detractors from performance included Ambac Financial Group, Inc., the bond issuer, whose stock suffered due to credit market turmoil and concerns over its exposure to sub-prime mortgages. The stock, which dipped in July on lower reported second-quarter earnings, decreased further after the firm revealed additional losses tied to sub-prime transactions. Our short position in credit card giant MasterCard Incorporated was another detractor in the period. The stock price climbed as the company posted strong earnings fueled by international growth. Our short position in power company Reliant Energy, Inc. hurt performance as the stock gained ground mainly on news that private equity firms were looking to acquire energy firms.

Q:	HOW WAS THE FUND MANAGED?

A:	Stock markets became volatile in late July and have remained so. The Fund continues to be managed in a diversified, risk-aware approach in which we seek a long position in those stocks that are undervalued relative to our view of what their fair value is, and short those positions that we feel are overvalued. We continue to seek investment opportunities in companies with strong fundamentals.

TOP TEN LONG POSITIONS OF THE PORTFOLIO***

1.	Merck & Co., Inc.	2.3%
2.	Rohm & Haas Co.	2.2
3.	Schering-Plough Corp.	2.2
4.	Digital Realty Trust, Inc.	1.9
5.	ProLogis	1.8
6.	Edison International	1.7
7.	Xilinx, Inc.	1.7
8.	Domtar Corp. (Canada)	1.6
9.	State Street Corp.	1.4
10.	Apartment Investment & Management Co.	1.4

LONG POSITIONS PORTFOLIO COMPOSITION BY SECTOR***

Financials	29.8%
Information Technology	12.2
Health Care	8.8
Consumer Discretionary	8.3
Consumer Staples	8.2
Materials	8.2
Energy	4.3
Utilities	4.3
Industrials	3.9
Telecommunication Services	1.9
Other (less than 1.0%)	0.2
Short-Term Investment	9.9

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total long investments as of October 31, 2007. The Fund’s composition is subject to change.

2   JPMORGAN SPECIALTY FUNDS        OCTOBER 31, 2007

TOP TEN SHORT POSITIONS OF THE PORTFOLIO*

1.	American International Group, Inc.	2.9%
2.	Johnson & Johnson	2.3
3.	OM Group, Inc.	2.1
4.	Intel Corp.	1.7
5.	Essex Property Trust, Inc.	1.6
6.	Micron Technology, Inc.	1.5
7.	Federal Realty Investment Trust	1.5
8.	Markel Corp.	1.4
9.	Equity One, Inc.	1.4
10.	General Electric Co.	1.3

SHORT POSITIONS PORTFOLIO COMPOSITION BY SECTOR*

Financials	34.0%
Information Technology	12.8
Consumer Discretionary	11.7
Health Care	9.2
Consumer Staples	8.8
Materials	7.7
Industrials	5.0
Energy	4.9
Utilities	4.8
Telecommunication Services	1.1

*	Percentages indicated are based upon total short investments as of October 31, 2007. The Fund’s composition is subject to change.

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/02
Without Sales Charge		8.02%	3.11%	2.88%
With Sales Charge**		2.32	2.00	2.26
CLASS B SHARES	2/28/02
Without CDSC		7.46	2.60	2.56
With CDSC***		2.46	2.23	2.56
INSTITUTIONAL CLASS SHARES	12/31/98	8.52	3.57	3.16

**	Sales Charge for Class A Shares is 5.25%.

***	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (12/31/98 TO 10/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on December 31, 1998.

Returns for Class A and Class B Shares prior to their inception date are based on the performance of Institutional Class Shares. The actual returns for Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Market Neutral Fund, Merrill Lynch 3-Month U.S. Treasury Bill Index and Lipper Equity Market-Neutral Funds Average from December 31, 1998 to October 31, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Equity Market-Neutral Funds Average includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to expenses charged by the Fund. The Merrill Lynch 3-Month U.S. Treasury Bill Index is a one-security index which, at the beginning of every month, selects for inclusion the bill maturing closest to, but not beyond, 91 days from that date. That issue is then held for one month, sold and rolled into a new bill. The Lipper Equity Market-Neutral Funds Average represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2007        JPMORGAN SPECIALTY FUNDS   3

JPMorgan Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — 98.7% (j)
Long-Term Investments — 88.9%
	Common Stocks — 88.7%
	Aerospace & Defense — 0.9%
5	United Technologies Corp.	391
	Auto Components — 0.9%
8	Johnson Controls, Inc.	361
	Biotechnology — 1.2%
4	Amgen, Inc. (a)	215
3	Celgene Corp. (a)	178
3	Gilead Sciences, Inc. (a)	120
		513
	Capital Markets — 4.1%
5	Bank of New York Mellon Corp. (The)	224
7	Lazard Ltd., Class A (Bermuda)	362
3	Morgan Stanley	212
8	State Street Corp.	598
17	TD AMERITRADE Holding Corp. (a)	327
		1,723
	Chemicals — 5.7%
2	Air Products & Chemicals, Inc.	230
12	Dow Chemical Co. (The)	554
6	PPG Industries, Inc.	460
3	Praxair, Inc.	265
18	Rohm & Haas Co.	913
		2,422
	Commercial Banks — 3.5%
11	Colonial BancGroup, Inc. (The)	201
4	Comerica, Inc.	187
9	TCF Financial Corp.	215
2	U.S. Bancorp	81
11	UCBH Holdings, Inc.	186
8	Wachovia Corp.	384
4	Zions Bancorp	216
		1,470
	Communications Equipment — 2.5%
6	Cisco Systems, Inc. (a)	207
22	Corning, Inc.	525
2	Juniper Networks, Inc. (a)	83
4	QUALCOMM, Inc.	164
8	Tellabs, Inc. (a)	66
		1,045
	Computers & Peripherals — 0.9%
2	Hewlett-Packard Co.	127
1	Network Appliance, Inc. (a)	28
5	SanDisk Corp. (a)	218
		373
	Consumer Finance — 0.7%
4	Capital One Financial Corp.	279
	Diversified Financial Services — 1.6%
2	Bank of America Corp.	111
11	CIT Group, Inc.	400
4	Citigroup, Inc.	186
		697
	Diversified Telecommunication Services — 0.8%
3	AT&T, Inc.	113
5	Verizon Communications, Inc.	221
		334
	Electric Utilities — 3.7%
7	American Electric Power Co., Inc.	318
12	Edison International	712
5	FirstEnergy Corp.	314
12	Sierra Pacific Resources	210
		1,554
	Electronic Equipment & Instruments — 0.4%
5	Tyco Electronics Ltd. (Bermuda)	185
	Energy Equipment & Services — 1.5%
2	Baker Hughes, Inc.	178
5	Patterson-UTI Energy, Inc.	98
2	Schlumberger Ltd.	183
3	Weatherford International Ltd. (a)	162
		621
	Food & Staples Retailing — 2.6%
6	CVS/Caremark Corp.	230
12	Safeway, Inc.	408
5	SUPERVALU, Inc.	184
9	SYSCO Corp.	291
		1,113
	Food Products — 3.4%
7	Campbell Soup Co.	255
8	General Mills, Inc.	477
6	Kellogg Co.	306
12	Kraft Foods, Inc., Class A	384
		1,422
	Health Care Equipment & Supplies — 0.2%
1	CR Bard, Inc.	92
	Health Care Providers & Services — 1.3%
6	Aetna, Inc.	326
2	McKesson Corp.	105
1	WellPoint, Inc. (a)	107
		538

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN SPECIALTY FUNDS        OCTOBER 31, 2007

SHARES		SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued (j)
		Hotels, Restaurants & Leisure — 1.3%
5		International Game Technology	203
4		Royal Caribbean Cruises Ltd.	178
3		Starwood Hotels & Resorts Worldwide, Inc.	156
			537
		Household Durables — 0.4%
8		Toll Brothers, Inc. (a)	187
		Household Products — 0.6%
2		Colgate-Palmolive Co.	129
2		Procter & Gamble Co.	108
			237
		Insurance — 6.4%
7		Aflac, Inc.	424
6		AMBAC Financial Group, Inc.	223
8		Assurant, Inc.	467
6		Axis Capital Holdings Ltd. (Bermuda)	232
5		Chubb Corp.	256
3		Genworth Financial, Inc., Class A	85
11		MBIA, Inc.	493
6		Protective Life Corp.	253
3		RenaissanceRe Holdings Ltd. (Bermuda)	152
2		Travelers Cos., Inc. (The)	115
			2,700
		Internet Software & Services — 1.4%
4		eBay, Inc. (a)	157
—	(h)	Google, Inc., Class A (a)	212
7		Yahoo!, Inc. (a)	224
			593
		IT Services — 0.9%
2		Affiliated Computer Services, Inc., Class A (a)	111
10		Genpact Ltd. (Bermuda) (a)	162
2		Infosys Technologies Ltd. ADR (India)	99
			372
		Machinery — 1.1%
2		Caterpillar, Inc.	142
2		Danaher Corp.	154
4		Dover Corp.	175
			471
		Media — 1.7%
11		New York Times Co. (The), Class A	207
12		News Corp., Class A	262
8		Walt Disney Co. (The)	260
			729
		Metals & Mining — 0.8%
3		United States Steel Corp.	334
		Multi-Utilities — 0.5%
13		CMS Energy Corp.	221
		Multiline Retail — 0.9%
3		Family Dollar Stores, Inc.	81
2		J.C. Penney Co., Inc.	101
4		Kohl’s Corp. (a)	212
			394
		Oil, Gas & Consumable Fuels — 2.8%
3		Devon Energy Corp.	257
2		EOG Resources, Inc.	199
4		Occidental Petroleum Corp.	273
3		Sunoco, Inc.	228
3		XTO Energy, Inc.	213
			1,170
		Paper & Forest Products — 1.5%
76		Domtar Corp. (Canada) (a)	655
		Personal Products — 0.5%
5		Estee Lauder Cos., Inc. (The), Class A	220
		Pharmaceuticals — 6.0%
8		Abbott Laboratories	432
17		Merck & Co., Inc.	973
30		Schering-Plough Corp.	903
8		Sepracor, Inc. (a)	226
			2,534
		Real Estate Investment Trusts (REITs) — 12.2%
4		Alexandria Real Estate Equities, Inc.	423
5		AMB Property Corp.	301
12		Apartment Investment & Management Co.	570
18		Digital Realty Trust, Inc.	781
6		Duke Realty Corp.	193
31		Extra Space Storage, Inc.	489
14		Hospitality Properties Trust	568
10		ProLogis	735
1		Public Storage	81
25		U-Store-It Trust	316
20		UDR, Inc.	476
—	(h)	Ventas, Inc.	2
6		Weingarten Realty Investors	233
			5,168
		Road & Rail — 1.8%
3		Burlington Northern Santa Fe Corp.	257
10		Norfolk Southern Corp.	527
			784

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN SPECIALTY FUNDS   5

JPMorgan Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Semiconductors & Semiconductor Equipment — 5.5%
7	Altera Corp.	145
2	Broadcom Corp., Class A (a)	65
4	KLA-Tencor Corp.	221
22	LSI Corp. (a)	144
6	Marvell Technology Group Ltd. (Bermuda) (a)	116
7	Maxim Integrated Products, Inc.	187
6	National Semiconductor Corp.	159
2	PMC-Sierra, Inc. (a)	14
23	Taiwan Semiconductor Manufacturing Co., Ltd. ADR (Taiwan)	249
6	Tessera Technologies, Inc. (a)	225
3	Texas Instruments, Inc.	108
29	Xilinx, Inc.	698
		2,331
	Software — 0.4%
5	Microsoft Corp.	188
	Specialty Retail — 1.8%
8	Advance Auto Parts, Inc.	263
11	CarMax, Inc. (a)	237
7	Penske Auto Group, Inc.	157
5	Staples, Inc.	113
		770
	Textiles, Apparel & Luxury Goods — 1.2%
4	Coach, Inc. (a)	132
2	Nike, Inc., Class B	132
3	Phillips-Van Heusen Corp.	153
1	Polo Ralph Lauren Corp.	83
		500
	Thrifts & Mortgage Finance — 1.0%
4	Countrywide Financial Corp.	66
3	Fannie Mae	151
4	MGIC Investment Corp.	86
7	Sovereign Bancorp, Inc.	101
		404
	Tobacco — 1.0%
6	Altria Group, Inc.	434
	Wireless Telecommunication Services — 1.1%
12	Crown Castle International Corp. (a)	472
	Total Common Stocks (Cost $35,173)	37,538

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	U.S. Treasury Obligation — 0.2%
85	U.S. Treasury Note, 5.13%, 06/30/08 (k) (Cost $85)	86
	Total Long-Term Investments (Cost $35,258)	37,624

SHARES
Short-Term Investment — 9.8%
	Investment Company — 9.8%
4,132	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $4,132)	4,132
	Total Long Positions — 98.7% (Cost $39,390)	41,756
	Other Assets in Excess of Liabilities — 1.3%	532
	NET ASSETS — 100.0%	$42,288
Short Positions — 88.7%
	Common Stocks — 88.7%
	Aerospace & Defense — 0.9%
5	Honeywell International, Inc.	296
1	Rockwell Collins, Inc.	82
		378
	Air Freight & Logistics — 0.4%
2	United Parcel Service, Inc., Class B	150
	Automobiles — 0.3%
1	Ford Motor Co. (a)	11
3	General Motors Corp.	125
		136
	Beverages — 2.6%
8	Anheuser-Busch Cos., Inc.	411
8	Coca-Cola Enterprises, Inc.	214
5	Pepsi Bottling Group, Inc.	224
4	PepsiCo, Inc.	258
		1,107
	Biotechnology — 0.9%
2	ImClone Systems, Inc. (a)	65
11	Millennium Pharmaceuticals, Inc. (a)	129
24	Trimeris, Inc. (a)	176
		370
	Capital Markets — 4.2%
5	Charles Schwab Corp. (The)	109
5	Federated Investors, Inc., Class B	198
1	Goldman Sachs Group, Inc. (The)	260
7	Janus Capital Group, Inc.	255

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN SPECIALTY FUNDS        OCTOBER 31, 2007

SHARES		SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
		Capital Markets — Continued
1		Merrill Lynch & Co., Inc.	73
5		Northern Trust Corp.	402
7		T. Rowe Price Group, Inc.	463
			1,760
		Chemicals — 4.4%
11		H.B. Fuller Co.	327
6		Nalco Holding Co.	156
12		Nova Chemicals Corp. (Canada)	444
15		OM Group, Inc. (a)	784
16		Tronox, Inc., Class A	138
			1,849
		Commercial Banks — 4.9%
11		BancorpSouth, Inc.	269
6		Cathay General Bancorp	186
4		East West Bancorp, Inc.	130
—	(h)	Fifth Third Bancorp	2
16		Fulton Financial Corp.	212
12		Keycorp	333
12		National City Corp.	293
8		UMB Financial Corp.	342
8		Valley National Bancorp	165
4		Wilmington Trust Corp.	147
			2,079
		Communications Equipment — 0.9%
2		Ciena Corp. (a)	89
14		Motorola, Inc.	261
2		Nortel Networks Corp. (Canada) (a)	24
			374
		Computers & Peripherals — 0.3%
4		Dell, Inc. (a)	112
		Consumer Finance — 0.6%
4		American Express Co.	262
		Containers & Packaging — 0.3%
11		Smurfit-Stone Container Corp. (a)	139
		Diversified Financial Services — 0.5%
4		Nasdaq Stock Market, Inc. (The) (a)	205
		Electric Utilities — 3.7%
5		Exelon Corp.	443
9		PPL Corp.	439
16		Reliant Energy, Inc. (a)	436
7		Southern Co. (The)	242
			1,560
		Electronic Equipment & Instruments — 0.6%
7		Agilent Technologies, Inc. (a)	251
		Energy Equipment & Services — 2.0%
1		ENSCO International, Inc.	61
4		GlobalSantaFe Corp. (Cayman Islands)	361
4		Halliburton Co.	173
3		Rowan Cos., Inc.	113
1		Transocean, Inc. (a)	143
			851
		Food & Staples Retailing — 2.0%
3		Costco Wholesale Corp.	175
3		Wal-Mart Stores, Inc.	138
5		Walgreen Co.	214
6		Whole Foods Market, Inc.	307
			834
		Food Products — 1.6%
5		Archer-Daniels-Midland Co.	192
5		Hershey Co. (The)	211
10		Sara Lee Corp.	161
2		Wm. Wrigley, Jr., Co.	99
			663
		Health Care Equipment & Supplies — 1.3%
11		Boston Scientific Corp. (a)	153
4		Edwards Lifesciences Corp. (a)	208
2		St. Jude Medical, Inc. (a)	67
3		Varian Medical Systems, Inc. (a)	132
			560
		Health Care Providers & Services — 0.9%
2		Laboratory Corp. of America Holdings (a)	127
4		Quest Diagnostics, Inc.	218
10		Tenet Healthcare Corp. (a)	36
			381
		Hotels, Restaurants & Leisure — 0.5%
2		Marriott International, Inc., Class A	74
5		Starbucks Corp. (a)	131
			205
		Household Durables — 1.9%
3		Black & Decker Corp.	247
1		Fortune Brands, Inc.	84
6		Meritage Homes Corp. (a)	98
2		Mohawk Industries, Inc. (a)	175
3		Ryland Group, Inc.	84
2		Whirlpool Corp.	131
			819

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN SPECIALTY FUNDS   7

JPMorgan Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007 (continued)

(Amounts in thousands, except number of contracts)

SHARES		SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
		Household Products — 0.7%
4		Kimberly-Clark Corp.	315
		Industrial Conglomerates — 1.2%
12		General Electric Co.	502
		Insurance — 7.1%
17		American International Group, Inc.	1,070
5		Infinity Property & Casualty Corp.	217
1		Markel Corp. (a)	543
15		Marsh & McLennan Cos., Inc.	387
3		Navigators Group, Inc. (a)	199
2		Progressive Corp. (The)	41
5		RLI Corp.	273
6		Willis Group Holdings Ltd. (United Kingdom)	271
			3,001
		IT Services — 1.3%
4		Automatic Data Processing, Inc.	201
4		Electronic Data Systems Corp.	88
1		MasterCard, Inc., Class A	265
			554
		Leisure Equipment & Products — 0.2%
5		Mattel, Inc.	102
		Machinery — 0.4%
3		PACCAR, Inc.	158
		Media — 3.1%
6		CBS Corp., Class B	166
6		E.W. Scripps Co., Class A	248
3		EchoStar Communications Corp., Class A (a)	142
3		Gannett Co., Inc.	119
12		McClatchy Co., Class A	200
3		McGraw-Hill Cos., Inc. (The)	135
15		Time Warner, Inc.	280
			1,290
		Metals & Mining — 0.6%
3		Alcoa, Inc.	127
2		Schnitzer Steel Industries, Inc.	119
			246
		Multi-Utilities — 0.6%
3		Dominion Resources, Inc.	238
		Multiline Retail — 0.3%
3		Nordstrom, Inc.	118
—	(h)	Sears Holdings Corp. (a)	27
			145
		Office Electronics — 0.4%
10		Xerox Corp. (a)	173
		Oil, Gas & Consumable Fuels — 2.3%
2		Chesapeake Energy Corp.	83
1		Chevron Corp.	128
1		ConocoPhillips	93
4		Exxon Mobil Corp.	405
2		Pioneer Natural Resources Co.	102
2		Tesoro Corp.	91
6		VeraSun Energy Corp. (a)	86
			988
		Paper & Forest Products — 1.5%
9		International Paper Co.	322
11		Louisiana-Pacific Corp.	186
6		UPM-Kymmene OYJ ADR (Finland)	139
			647
		Personal Products — 0.9%
10		Avon Products, Inc.	389
		Pharmaceuticals — 5.1%
12		Bristol-Myers Squibb Co.	361
8		Eli Lilly & Co.	414
13		Johnson & Johnson	851
6		King Pharmaceuticals, Inc. (a)	64
18		Pfizer, Inc.	448
			2,138
		Real Estate Investment Trusts (REITs) — 12.3%
5		Camden Property Trust	312
3		Colonial Properties Trust	91
5		Corporate Office Properties Trust	190
11		Douglas Emmett, Inc.	301
5		Equity Lifestyle Properties, Inc.	241
19		Equity One, Inc.	509
5		Essex Property Trust, Inc.	611
6		Federal Realty Investment Trust	547
9		Health Care REIT, Inc.	403
1		Macerich Co. (The)	64
4		Mack-Cali Realty Corp.	158
7		Maguire Properties, Inc.	180
—	(h)	Nationwide Health Properties, Inc.	1
8		Plum Creek Timber Co., Inc.	362
11		Post Properties, Inc.	447
4		Rayonier, Inc.	169
3		Regency Centers Corp.	197

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN SPECIALTY FUNDS        OCTOBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Real Estate Investment Trusts (REITs) — Continued
1	SL Green Realty Corp.	109
6	Taubman Centers, Inc.	330
		5,222
	Road & Rail — 1.6%
2	CSX Corp.	89
21	Heartland Express, Inc.	291
11	Knight Transportation, Inc.	179
7	Werner Enterprises, Inc.	138
		697
	Semiconductors & Semiconductor Equipment — 6.9%
14	Applied Materials, Inc.	279
5	Cabot Microelectronics Corp. (a)	189
23	Intel Corp.	628
6	Intersil Corp., Class A	188
5	Lam Research Corp. (a)	236
6	Linear Technology Corp.	193
4	Microchip Technology, Inc.	129
54	Micron Technology, Inc. (a)	565
11	Novellus Systems, Inc. (a)	321
14	Teradyne, Inc. (a)	170
		2,898
	Software — 1.0%
10	Oracle Corp. (a)	231
2	VMware, Inc., Class A (a)	212
		443
	Specialty Retail — 2.9%
12	AutoNation, Inc. (a)	216
3	Best Buy Co., Inc.	126
8	Chico’s FAS, Inc. (a)	104
8	Gap, Inc. (The)	142
5	Home Depot, Inc.	150
3	O’Reilly Automotive, Inc. (a)	92
4	Office Depot, Inc. (a)	67
4	OfficeMax, Inc.	130
4	RadioShack Corp.	76
4	TJX Cos., Inc.	113
		1,216
	Textiles, Apparel & Luxury Goods — 1.2%
6	Jones Apparel Group, Inc.	126
7	Liz Claiborne, Inc.	194
9	Timberland Co., Class A (a)	181
		501
	Thrifts & Mortgage Finance — 0.5%
8	Astoria Financial Corp.	217
	Wireless Telecommunication Services — 0.9%
8	SBA Communications Corp., Class A (a)	273
8	Sprint Nextel Corp.	128
		401
	Total Short Positions — 88.7% (Proceeds $37,667)	$37,526

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 10/31/07	UNREALIZED APPRECIATION
(3)	Short Futures Outstanding E-mini S&P 500 Index	December, 2007	$(233)	$—	(h)

ABBREVIATIONS:

(a)	—	Non-income producing security.

(b)	—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(h)	—	Amount rounds to less than one thousand (shares or dollars).

(j)	—	All or a portion of these securities are segregated for short sales.

(k)	—	Security is fully or partially segregated with the broker as collateral for futures or with broker as initial margin for futures contracts.

(m)	—	All or a portion of this security is segregated for current or potential holdings of futures, swaps, options, TBA, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

ADR	—	American Depositary Receipt

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN SPECIALTY FUNDS   9

STATEMENT OF ASSETS AND LIABILITIES
AS OF OCTOBER 31, 2007

(Amounts in thousands, except per share amounts)

	Market Neutral Fund
ASSETS:
Investments in non-affiliates, at value	$37,624
Investments in affiliates, at value	4,132
Total investment securities, at value	41,756
Cash	20
Deposits with broker for securities sold short	37,434
Receivables:
Investment securities sold	1,150
Fund shares sold	550
Interest and dividends	213
Total Assets	81,123

LIABILITIES:
Payables:
Investment securities purchased	1,176
Dividends for securities sold short	19
Securities sold short, at value	37,526
Fund shares redeemed	2
Variation margin on futures contracts	3
Accrued liabilities:
Investment advisory fees	15
Administration fees	2
Shareholder servicing fees	3
Distribution fees	3
Custodian and accounting fees	15
Trustees’ and Chief Compliance Officer’s fees	—	(b)
Other	71
Total Liabilities	38,835
Net Assets	$42,288

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN SPECIALTY FUNDS        OCTOBER 31, 2007

Market Neutral Fund
NET ASSETS:
Paid in capital	$44,038
Accumulated undistributed (distributions in excess of) net investment income	(2)
Accumulated net realized gains (losses)	(4,255)
Net unrealized appreciation (depreciation)	2,507
Total Net Assets	$42,288

Net Assets:
Class A	$12,603
Class B	572
Institutional Class	29,113
Total	$42,288

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	870
Class B	40
Institutional Class	1,984

Net Asset Value:
Class A — Redemption price per share	$14.49
Class B — Offering price per share (a)	14.27
Institutional Class — Offering and redemption price per share	14.67
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$15.29

Cost of investments	$39,390
Proceeds from securities sold short	$37,667

(a)	Redemption price for Class B Shares varies based on the length of time the shares were held.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN SPECIALTY FUNDS   11

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2007

(Amounts in thousands)

Market Neutral Fund
INVESTMENT INCOME:
Dividend income	$515
Interest income	1,441
Dividend income from affiliates (a)	121
Foreign taxes withheld	(1)
Total investment income	2,076

EXPENSES:
Investment advisory fees	398
Administration fees	32
Distribution fees:
Class A	20
Class B	4
Shareholder servicing fees:
Class A	20
Class B	1
Institutional Class	23
Custodian and accounting fees	54
Interest expense	2
Professional fees	70
Trustees’ and Chief Compliance Officer’s fees	— (b)
Printing and mailing costs	27
Registration and filing fees	33
Transfer agent fees	27
Dividend expense on securities sold short	690
Other	9
Total expenses	1,410
Less amounts waived	(348)
Less earnings credits	(7)
Net expenses	1,055
Net investment income (loss)	1,021

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	3,355
Futures	(42)
Securities sold short	(1,342)
Net realized gain (loss)	1,971
Change in net unrealized appreciation (depreciation) of:
Investments	(1,069)
Futures	6
Securities sold short	608
Change in net unrealized appreciation (depreciation)	(455)
Net realized/unrealized gains (losses)	1,516
Change in net assets resulting from operations	$2,537

(a)	Includes reimbursement of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN SPECIALTY FUNDS        OCTOBER 31, 2007

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Market Neutral Fund
	Year Ended 10/31/2007	Year Ended 10/31/2006
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,021	$1,243
Net realized gain (loss)	1,971	(168)
Change in net unrealized appreciation (depreciation)	(455)	1,499
Change in net assets resulting from operations	2,537	2,574

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(399)	(175)
Class B
From net investment income	(22)	(13)
Institutional Class
From net investment income	(1,225)	(1,611)
Total distributions to shareholders	(1,646)	(1,799)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	22,662	(81,119)

NET ASSETS:
Change in net assets	23,553	(80,344)
Beginning of period	18,735	99,079
End of period	$42,288	$18,735
Accumulated undistributed (distributions in excess of) net investment income	$(2)	$112

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN SPECIALTY FUNDS   13

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Market Neutral Fund
	Year Ended 10/31/2007	Year Ended 10/31/2006
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$13,624	$2,011
Dividends and distributions reinvested	230	110
Cost of shares redeemed	(5,019)	(1,556)
Change in net assets from Class A capital transactions	$8,835	$565

Class B
Proceeds from shares issued	$300	$227
Dividends and distributions reinvested	15	11
Cost of shares redeemed	(130)	(128)
Change in net assets from Class B capital transactions	$185	$110

Institutional Class
Proceeds from shares issued	$15,138	$5,497
Dividends and distributions reinvested	1,224	1,584
Cost of shares redeemed	(2,720)	(88,875)
Change in net assets from Institutional Class capital transactions	$13,642	$(81,794)

Total change in net assets from capital transactions	$22,662	$(81,119)

SHARE TRANSACTIONS:
Class A
Issued	943	146
Reinvested	16	8
Redeemed	(348)	(113)
Change in Class A Shares	611	41

Class B
Issued	21	17
Reinvested	1	1
Redeemed	(9)	(9)
Change in Class B Shares	13	9

Institutional Class
Issued	1,045	397
Reinvested	84	115
Redeemed	(185)	(6,430)
Change in Institutional Class Shares	944	(5,918)

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN SPECIALTY FUNDS        OCTOBER 31, 2007

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2007        JPMORGAN SPECIALTY FUNDS   15

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance

		Investment operations				Distributions

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Net asset value, end of period
Class A
Year Ended October 31, 2007	$14.01	$0.40	(b)	$0.70	$1.10	$(0.62)	$—	$(0.62)	$14.49
Year Ended October 31, 2006	13.63	0.36	(b)	0.70	1.06	(0.68)	—	(0.68)	14.01
Year Ended October 31, 2005	14.18	0.09		(0.40)	(0.31)	(0.09)	(0.15)	(0.24)	13.63
Year Ended October 31, 2004	14.01	(0.03	)(b)	0.20	0.17	—	—	—	14.18
Year Ended October 31, 2003	13.99	(0.09	)(b)	0.23	0.14	(0.03)	(0.09)	(0.12)	14.01

Class B
Year Ended October 31, 2007	13.81	0.34	(b)	0.67	1.01	(0.55)	—	(0.55)	14.27
Year Ended October 31, 2006	13.45	0.28	(b)	0.70	0.98	(0.62)	—	(0.62)	13.81
Year Ended October 31, 2005	14.00	0.04		(0.41)	(0.37)	(0.03)	(0.15)	(0.18)	13.45
Year Ended October 31, 2004	13.91	(0.16	)(b)	0.25	0.09	—	—	—	14.00
Year Ended October 31, 2003	13.95	(0.16	)(b)	0.23	0.07	(0.02)	(0.09)	(0.11)	13.91

Institutional Class
Year Ended October 31, 2007	14.18	0.49	(b)	0.68	1.17	(0.68)	—	(0.68)	14.67
Year Ended October 31, 2006	13.78	0.41	(b)	0.74	1.15	(0.75)	—	(0.75)	14.18
Year Ended October 31, 2005	14.30	0.17		(0.41)	(0.24)	(0.13)	(0.15)	(0.28)	13.78
Year Ended October 31, 2004	14.07	(0.02	)(b)	0.25	0.23	—	—	—	14.30
Year Ended October 31, 2003	14.00	(0.05	)(b)	0.24	0.19	(0.03)	(0.09)	(0.12)	14.07

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(b)	Calculated based upon average shares outstanding.

(c)	Includes interest expense for custody overdraft of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN SPECIALTY FUNDS        OCTOBER 31, 2007

	Ratios/Supplemental data
			Ratios to average net assets
Total return (excludes sales charge) (a)	Net assets end of period (000’s)		Net expenses (including dividend expense for securities sold short)		Net expenses (excluding dividend expense for securities sold short)			Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend expense for securities sold short)		Expenses without waivers, reimbursements and earnings credits (excluding dividend expense for securities sold short)		Portfolio turnover rate
8.02%		$12,603		3.67%		1.51	%(c)	2.81%		4.68%		2.52%		387%
8.02	3,630		3.70		1.50			2.62	4.85		2.65		476
(2.25)	2,968		3.46		1.50			0.99	4.31		2.35		313
1.21	1,222		3.14		1.50			(0.58)	7.44		5.80		200
0.97	220		3.34		1.50			(0.67)	11.93		10.09		114

7.46	572		4.17		2.01	(c)		2.41	5.23		3.07		387
7.49	368		4.20		2.00			2.04	5.35		3.15		476
(2.68)	251		3.96		2.00			0.35	5.16		3.20		313
0.65	243		3.64		2.00			(1.20)	9.37		7.73		200
0.48	200		3.84		2.00			(1.19)	12.46		10.62		114

8.44	29,113		3.17		1.01	(c)		3.36	4.32		2.16		387
8.60	14,737		3.20		1.00			2.97	4.17		1.97		476
(1.75)	95,860		2.96		1.00			1.31	3.72		1.76		313
1.63	79,199		2.64		1.00			(0.19)	3.96		2.32		200
1.35	16,216		3.04		1.19			(0.35)	4.74		2.89		114

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN SPECIALTY FUNDS   17

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2007

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

Classes Offered
Market Neutral Fund	Class A, Class B and Institutional Class

Class A Shares generally provide for a front-end sales charge while Class B Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Institutional Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. The value of securities listed on the NASDAQ Stock Market, Inc. shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Fund applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset value.

B. Futures Contracts — The Fund may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Fund realizes a gain or loss.

Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade.

Index futures contracts are used to control the asset mix of the portfolio in the most efficient manner. Short index futures contracts are used for hedging purposes, i.e. to reduce the exposure to investments. Long index futures contracts are used to gain exposure to investments, when it is anticipated that this will be more efficient than buying investments directly.

As of October 31, 2007, the Fund had outstanding futures contracts as listed on its Schedule of Portfolio Investments.

18   JPMORGAN SPECIALTY FUNDS        OCTOBER 31, 2007

C. Short Sales — The Fund engages in short sales (selling securities it does not own in anticipation of a decline in the market value of the security) as part of its normal investment activities. These short sales are collateralized by cash deposits and securities. The collateral required is determined daily by reference to the market value of the short positions. The Fund is subject to risk of loss if the applicable counterparty broker were to fail to perform its obligations under the contractual terms. Dividend expense on securities sold short is treated as an expense on the Statement of Operations. Liabilities for securities sold short are reported at market value in the financial statements. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amount shown in the accompanying Statement of Assets and Liabilities. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income and expense on securities sold short less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

F. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

G. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

H. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$(494)	$511	$(17)

The reclassification for the Fund relates primarily to distributions from investments in real estate investment trusts, dividend expense for securities sold short and taxable overdistribution.

I. New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board (the “FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management continues to evaluate the application of the Interpretation to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

OCTOBER 31, 2007        JPMORGAN SPECIALTY FUNDS   19

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2007 (continued)

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management continues to evaluate the impact the adoption of SFAS 157 will have on the Fund’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Fund. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual fee rate of 1.25% of the Fund’s average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Fund may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Fund in an amount sufficient to offset any doubling up of these fees related to the Fund’s investment in an affiliated money market fund to the extent required by law or as undertaken by the Advisor or its affiliates.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the year ended October 31, 2007 was approximately $4,000.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class B Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class B Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2007, the Distributor retained the following amounts (in thousands):

Front-End Sales Charge	CDSC
$3	$1

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class B	Institutional Class
0.25%	0.25%	0.10%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, provides portfolio custody and accounting services for the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

20   JPMORGAN SPECIALTY FUNDS        OCTOBER 31, 2007

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class B	Institutional Class
1.50%	2.00%	1.00%

The contractual expense limitation agreements were in effect for the year ended October 31, 2007. The expense limitation percentages in the table above are in place until at least February 29, 2008.

For the year ended October 31, 2007, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expects the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total
$306	$19	$23	$348

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the year, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker/dealers. For the year ended October 31, 2007, the Fund incurred approximately $170 in brokerage commissions with broker/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2007, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government	Securities Sold Short	Covers on Securities Sold Short
$60,819	$43,916	$10	$20	$70,466	$51,774

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 2007, were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$39,591	$3,843	$1,678	$2,165

For the Fund, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to return of capital from investments in real estate investment trusts and wash sale loss deferrals.

OCTOBER 31, 2007        JPMORGAN SPECIALTY FUNDS   21

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2007 (continued)

The tax character of distributions paid during the fiscal year ended October 31, 2007, was as follows (amounts in thousands):

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$1,646	$1,646

The tax character of distributions paid during the fiscal year ended October 31, 2006, was as follows (amounts in thousands):

Total Distributions Paid From:
Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
$1,799	$—	$1,799

At October 31, 2007, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover	Unrealized Appreciation (Depreciation)
$—	$(3,410)	$1,662

For the Fund, the cumulative timing differences primarily consist of deferred compensation, mark to market of futures contracts, return of capital from investments in real estate investment trusts adjustments, deferral of realized short sale gain/loss and wash sale loss deferrals.

As of October 31, 2007, the Fund had net capital loss carryforwards, which are available to offset future realized gains (amounts in thousands):

2013	2014	Total
$2,396	$1,014	$3,410

During the year ended October 31, 2007, the Fund utilized capital loss carryforwards as follows (amounts in thousands):

$1,995

6. Borrowings

The Fund relies upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because it is an investment company in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 18, 2008.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2007. Average borrowings from the Facility for the year ended October 31, 2007, were as follows (amounts in thousands):

Average Borrowings	Number of Days Used	Interest Paid
$531	1	$	— (a)

(a)	Amount rounds to less than $1,000.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense in the Statement of Operations.

22   JPMORGAN SPECIALTY FUNDS        OCTOBER 31, 2007

7. Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

From time to time, the Fund’s investment advisor or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Fund’s outstanding shares. Investment activities on behalf of these shareholders could impact the Fund.

OCTOBER 31, 2007        JPMORGAN SPECIALTY FUNDS   23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders
of JPMorgan Market Neutral Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Market Neutral Fund (a portfolio of JPMorgan Trust I; hereafter collectively referred to as the “Fund”) at October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 20, 2007

24   JPMORGAN SPECIALTY FUNDS        OCTOBER 31, 2007

TRUSTEES
(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	144	None.
Roland R. Eppley, Jr. (1932); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President and Chief Executive Officer, Eastern States Bankcard (1971–1988).	144	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	144	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	144
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	144	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	144	None.
Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	144	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	144	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

OCTOBER 31, 2007        JPMORGAN SPECIALTY FUNDS   25

TRUSTEES
(Unaudited) (continued)

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	144	Director, American University in Cairo.

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	144	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	144	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	144	None.
Interested Trustee

Leonard M. Spalding, Jr.* (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	144
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (144 funds).

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

26   JPMORGAN SPECIALTY FUNDS        OCTOBER 31, 2007

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Stephen M. Benham (1959), Secretary (2005)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004.

Stephanie J. Dorsey (1969), Treasurer (2005)*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co. (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Susan M. Canning (1969), Assistant Secretary (2007)*	Vice President and Assistant General Counsel, JPMorgan Chase & Co.; Ms. Canning has served as an attorney with various titles for JPMorgan Chase & Co. since 1997.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary (2005)*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; from 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Arthur A. Jensen (1966), Assistant Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005.

Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

Francesco Tango (1971) Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

OCTOBER 31, 2007        JPMORGAN SPECIALTY FUNDS   27

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2007, and continued to hold your shares at the end of the reporting period, October 31, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, May 1, 2007	Ending Account Value, October 31, 2007	Expenses Paid During May 1, 2007 to October 31, 2007*	Annualized Expense Ratio
Market Neutral Fund
Class A
Actual	$1,000.00	$1,033.60	$19.48	3.80%
Hypothetical	1,000.00	1,006.05	19.21	3.80
Class B
Actual	1,000.00	1,031.10	22.94	4.48
Hypothetical	1,000.00	1,002.62	22.61	4.48
Institutional Class
Actual	1,000.00	1,035.90	17.55	3.42
Hypothetical	1,000.00	1,007.96	17.31	3.42

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

28   JPMORGAN SPECIALTY FUNDS        OCTOBER 31, 2007

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)

The Board of Trustees held meetings in person in June and August 2007, at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose annual report is contained herein (an “Advisory Agreement”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for the Fund. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 15, 2007.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, with respect to all Funds, except the money market Funds and the insurance portfolios, the Trustees have engaged an independent consultant to similarly review the performance of each of the Funds, at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also engaged an independent consultant to provide a special analysis of the performance of Funds with greater than two years of performance history in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Fund and the Advisor, as provided in the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to the Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”) an affiliate of the Advisor was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Fund gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to the Fund. The Trustees reviewed and

OCTOBER 31, 2007        JPMORGAN SPECIALTY FUNDS   29

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)

discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Investment Advisory Agreements was not unreasonable in light of the services and benefits provided to the Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Fund. The Board considered that the Advisor discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”) affiliates of the Advisor earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMCB for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Fund would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Funds’ Chief Compliance Officer for the Market Neutral Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of these Funds. The Trustees indicated that the written evaluation was considered in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for the Fund in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-year, three-year, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis by the independent consultant. The specific Lipper rankings noted by the Trustees, as part of their review and the determinations made by the Trustees with respect to the Fund’s performance is summarized below:

The Trustees noted the Market Neutral Fund’s performance in the third and fifth quintiles for Class A shares for the one and three year periods and in the second, fourth and fourth quintiles for the Institutional Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance needed

30   JPMORGAN SPECIALTY FUNDS        OCTOBER 31, 2007

enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and concluded that they were satisfied with the Advisor’s analysis of the Fund’s performance. The Trustees requested the Fund’s Advisor to review the Fund with the members of the Money Market and Alternative Products sub-committee at each of their regular meetings over the course of the year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes is summarized below:

The Trustees noted that the Market Neutral Fund’s net advisory fee for the Class A shares and for the Institutional Class shares was in the first quintile and the actual total expenses for the Class A shares were in the third quintile and for the Institutional Class shares were in the second quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

OCTOBER 31, 2007        JPMORGAN SPECIALTY FUNDS   31

TAX LETTER
(Unaudited)

Certain tax information for the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended October 31, 2007. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2007. The information necessary to complete your income tax returns for the calendar year ending December 31, 2007 will be received under separate cover.

Dividends Received Deductions (DRD)

49.78% of ordinary income distributions qualified for the 70% dividend received deduction for corporate shareholders for the fiscal year ended October 31, 2007.

Qualified Dividend Income (QDI)

For the fiscal year ended October 31, 2007, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%. Approximately $1,646,000 of ordinary income distributions was treated as qualified dividends.

32   JPMORGAN SPECIALTY FUNDS        OCTOBER 31, 2007

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2007 All rights reserved. October 2007.	AN-SPEC-1007

ANNUAL REPORT OCTOBER 31, 2007

Highbridge

Funds

Highbridge Statistical Market Neutral Fund

CONTENTS

President’s Letter	1
Fund Commentary	2
Schedule of Portfolio Investments	4
Financial Statements	22
Financial Highlights	28
Notes to Financial Statements	30
Report of Independent Registered Public Accounting Firm	35
Trustees	36
Officers	38
Schedule of Shareholder Expenses	39
Board Approval of Investment Advisory Agreements	40
Tax Letter	43

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to a Fund’s prospectus for a discussion of a Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
NOVEMBER 12, 2007 (Unaudited)

To Our Shareholders:

We are pleased to present this annual report for the Highbridge Statistical Market Neutral Fund. Inside, you’ll find information detailing the performance of the Fund for the 12 months ended October 31, 2007, along with a report from the portfolio managers.

“Intervals of strong volatility, particularly in the second half of the period, reminded investors of the real challenges lingering in the market.”

Challenges can’t derail stocks

Investors faced several challenges that created periodic bouts of volatility throughout the 12-month period. Yet, none of these obstacles seemed too great for the U.S. stock market’s longer-term performance — not the sharp, but short-lived, China-market-inspired correction of late February; not the mounting liquidity crisis; not difficulties in the sub-prime mortgage market and the subsequent re-pricing of risk during the summer months; not weakness in the housing market; and not the Federal Reserve’s (Fed) persistent inflation warnings.

Despite these potential roadblocks, the U.S. stock market posted healthy returns for the period. Among the capitalization universes, the Russell Midcap Index was the top performer, returning 15.24%. Large-cap stocks followed, with a return of 15.03%, as measured by the Russell 1000 Index. In terms of style, growth stocks showed a significant advantage over value stocks across capitalization ranges. For comparison purposes, the Merrill Lynch 3-Month U.S. Treasury Bill Index returned 5.13% for the same period.

Stock market gains were driven largely by abundant liquidity and robust merger-and-acquisition activity, including private equity deals. In addition, optimism regarding continued economic growth, a healthy global economy, higher-than-expected corporate earnings growth, healthy employment data and modest core inflation provided equity market support.

Investors reacted favorably to the Fed’s rate cut on September 18, which reduced the fed funds target from 5.25% to 4.75%. Another 25-basis-point (bp) cut on October 31 received a lukewarm response, as investors interpreted the Fed’s accompanying policy statement as evidence that additional easing was unlikely.

Volatility reinforces realities

Intervals of strong volatility, particularly in the second half of the period, reminded investors of the real challenges lingering in the market. For example, rising bond yields as well as liquidity and credit quality concerns pushed stock market returns into negative territory during June and July. Given the high degree of uncertainty about the identity of the holders of risky U.S. mortgage debt and the extent of the losses to which they are exposed, lenders in the primary market adopted a “guilty until proven innocent” stance, and stock investors were jolted by a series of unfavorable news releases and strong volatility.

Stocks rebounded in August and September, though, as investors distanced themselves from the credit market’s woes and reaffirmed their confidence in the stock market’s longer-term fundamentals.

Nevertheless, volatility resurfaced in October, as poor earnings and weak economic data reignited fears about the repercussion of the summer’s credit crisis. Furthermore, several companies revealed large financial losses from debt relating to sub-prime mortgages.

Export-related stocks should benefit from weak dollar

Gross domestic product (GDP) growth at the end of the third quarter was estimated at approximately 3.9%, as weakness in the housing market eventually triggers reduced consumer spending and a possible rise in unemployment. The Fed’s 75 bps of easing should provide some comfort to investors. Additionally, the Fed’s policy statements late in the period indicated that it viewed the risks to the economic outlook as being much more balanced; whereas previously the Fed believed inflation was a greater threat to the economy than a slowdown in growth.

Meanwhile, money supply growth is robust. Against this backdrop, export-led stocks should continue to benefit from a weak dollar, while domestic-focused stocks remain vulnerable due to their greater exposure to the U.S. consumer. Although we can expect the slow trickle of sub-prime-related bad news to continue for some time — as financial institutions and investment vehicles gradually disclose the amount of losses and sub-prime exposure — corporate profits appear to be sustained and corporate balance sheets generally remain strong.

Recession fears overdone

Investors are very concerned about the potential for a recession due to the weak housing market and disappointing news from the financial sector, as high oil prices and a weak dollar lead to a surge in inflation. Such fears are understandable, but we believe they are overdone. Indeed, the U.S. housing market is struggling, but recent retail sales, GDP data and money supply growth suggest that the American economy is far from a recession. Furthermore, after several years of healthy profits, financial companies have relatively healthy balance sheets that can absorb the odd knock. In addition, inflation remains benign. The core personal consumption expenditures deflator (the Fed’s preferred inflation measure) ended September at a one-year annualized rate of 1.8%, indicating there is further room for Fed action, if necessary.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

OCTOBER 31, 2007        HIGHBRIDGE FUNDS   1

Highbridge Statistical Market Neutral Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2007 (Unaudited)

FUND FACTS
Fund Inception	November 30, 2005
Fiscal Year End	October 31
Net Assets as of 10/31/2007 (In Thousands)	$1,274,386
Primary Benchmark	Merrill Lynch 3-Month U.S. Treasury Bill Index

Q:	HOW DID THE FUND PERFORM?

A:	The Highbridge Statistical Market Neutral Fund, which seeks to provide long-term absolute (positive) returns in all market environments from a broadly diversified portfolio of stocks while neutralizing the general risks associated with stock market investing,* returned (0.36)%** (Select Class Shares) for the 12 months ended October 31, 2007. The Fund’s benchmark, the Merrill Lynch 3-Month U.S. Treasury Bill Index, had a return of 5.13% for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark in the period, facing particular difficulties from July 31 through October when it gave back much of the positive performance earned during the first eight months of the reporting period. The difficulties appeared to be widespread for relative value, market-neutral and quantitative equity managers. Intense de-leveraging activity across global equity markets in July and August negatively affected market-neutral strategies and, consequently, the Fund’s performance. During this period, we believe certain large, highly leveraged traders rapidly reduced the size of their market-neutral portfolios, selling long positions and buying back short positions to reduce total portfolio exposure. This intense liquidation activity resulted in uncharacteristically sharp price increases for many short stock positions, as investors bought them back to cover short exposures. Furthermore, the prices of many attractively valued stocks fell further, because they came under pressure from traders selling their long positions.

The wave of technical selling hit relative-value trading strategies hard, as leveraged investors were forced to exit their positions concurrently. The Fund’s largest performance detractor came from such relative-value forecasting themes. In addition, the negative performance from the relative-value forecasts had a contagion effect on the other forecasting themes, causing overall weakness across fundamental, event-driven and technical/liquidity forecasts.

The consumer discretionary sector detracted the most from Fund results, while performance from the Fund’s other market sectors was relatively stable.

The Fund’s largest positive contributors included long positions in Terra Industries, Inc., an agricultural product producer, and Tesoro Corp., an oil refiner. Terra Industries reported strong profits on surging demand for nitrogen-based fertilizer. Tesoro reported record-high profits and benefited from overall strong fundamentals in the refining industry.

The largest performance detractors included short positions in Alexion Pharmaceuticals, Inc., a biopharmaceutical company, and Anadarko Petroleum Corp., an independent oil and gas exploration and production firm. Alexion’s stock surged after reporting sales that were more than twice analysts’ estimates. Anadarko’s price continued to climb amid record-high energy prices and meeting production guidelines.

No single position contributed to or detracted from the Fund’s return by more than 30 basis points.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund holds long positions (buy) and short positions (sell) in mid- to large-cap U.S. equity securities. The Portfolio’s structure is designed to generate low correlation to overall equity market and sector moves.

We manage the Fund using a quantitative investment process. The forecasting component of the process seeks to identify equity securities expected to potentially outperform or underperform other equity securities with similar industry and risk characteristics. We select the Fund’s holdings by balancing expected returns predicted by our forecasting model against common and stock-specific risks in the Fund’s portfolio. We achieve this balancing through the use of proprietary optimization software. The Fund is rebalanced each trading day through a proprietary electronic trading system.

TOP TEN LONG POSITIONS OF THE PORTFOLIO***

1.	Adobe Systems, Inc.	0.8%
2.	Fifth Third Bancorp	0.8
3.	PepsiCo, Inc.	0.8
4.	Allied Waste Industries, Inc.	0.8
5.	Altria Group, Inc.	0.7
6.	Caterpillar, Inc.	0.7
7.	Applera Corp. — Applied Biosystems Group	0.7
8.	Home Depot, Inc.	0.7
9.	Forest Laboratories, Inc.	0.7
10.	Reliance Steel & Aluminum Co.	0.7

LONG POSITIONS PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	19.3%
Industrials	14.3
Consumer Discretionary	13.7
Health Care	13.5
Financials	10.2
Energy	7.3
Consumer Staples	6.3
Materials	4.9
Utilities	4.0
Telecommunication Services	2.3
Short-Term Investment	4.2

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
***	Percentages indicated are based upon total long investments as of October 31, 2007. The Fund’s composition is subject to change.

2   HIGHBRIDGE FUNDS        OCTOBER 31, 2007

TOP TEN SHORT POSITIONS OF THE PORTFOLIO*

1.	Sigma Designs, Inc.	0.8%
2.	Walgreen Co.	0.8
3.	Liberty Media Corp.—Interactive, Class A	0.8
4.	Goldman Sachs Group, Inc. (The)	0.8
5.	Merrill Lynch & Co., Inc.	0.8
6.	Cypress Semiconductor Corp.	0.8
7.	Mattel, Inc.	0.8
8.	Amylin Pharmaceuticals, Inc.	0.7
9.	Murphy Oil Corp.	0.7
10.	Best Buy Co., Inc.	0.7

SHORT POSITIONS PORTFOLIO COMPOSITION BY SECTOR*

Consumer Discretionary	16.9%
Information Technology	15.8
Financials	14.9
Industrials	14.0
Health Care	12.0
Energy	8.9
Consumer Staples	7.8
Materials	4.3
Utilities	4.3
Telecommunication Services	1.1

*	Percentages indicated are based upon total short investments as of October 31, 2007. The Fund’s composition is subject to change.

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2007

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	11/30/05
Without Sales Charge		(0.63)%	2.88%
With Sales Charge**		(5.83)	0.03
CLASS C SHARES	11/30/05
Without CDSC		(1.11)	2.39
With CDSC***		(2.11)	2.39
SELECT CLASS SHARES	11/30/05	(0.36)	3.17

**	Sales Charge for Class A Shares is 5.25%.
***	Assumes 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/2005 TO 10/31/2007)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2005.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the Highbridge Statistical Market Neutral Fund, Merrill Lynch 3-Month U.S. Treasury Bill Index and Lipper Equity Market-Neutral Funds Average from November 30, 2005 to October 31, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Equity Market-Neutral Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Merrill Lynch 3-Month U.S. Treasury Bill Index is a one-security index which, at the beginning of every month, selects for inclusion the bill maturing closest to, but not beyond, 91 days from that date. That issue is then held for one month, sold and rolled into a new bill. The Lipper Equity Market-Neutral Funds Average represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a minimum investment of $1,000,000 and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2007        HIGHBRIDGE FUNDS   3

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long Positions — 99.7% (j)
		Long-Term Investments — 95.5%
		Common Stocks — 95.5%
		Aerospace & Defense — 1.9%
1		BE Aerospace, Inc. (a)	25
79		Boeing Co.	7,834
13		Ceradyne, Inc. (a)	913
11		Curtiss-Wright Corp.	616
55		DRS Technologies, Inc.	3,167
3		General Dynamics Corp.	264
35		Hexcel Corp. (a)	879
7		L-3 Communications Holdings, Inc.	728
8		Lockheed Martin Corp.	851
61		Northrop Grumman Corp.	5,118
5		Precision Castparts Corp.	693
14		Raytheon Co.	865
52		Teledyne Technologies, Inc. (a)	2,723
			24,676
		Air Freight & Logistics — 0.2%
37		United Parcel Service, Inc., Class B	2,754
		Airlines — 0.5%
97		Continental Airlines, Inc., Class B (a)	3,336
126		U.S. Airways Group, Inc. (a)	3,486
			6,822
		Auto Components — 1.0%
52		Autoliv, Inc. (Sweden)	3,286
169		Cooper Tire & Rubber Co.	3,758
—	(h)	Goodyear Tire & Rubber Co. (The) (a)	12
149		Lear Corp. (a)	5,305
15		TRW Automotive Holdings Corp. (a)	436
			12,797
		Automobiles — 0.4%
207		Ford Motor Co. (a)	1,840
55		Thor Industries, Inc.	2,620
			4,460
		Beverages — 1.9%
61		Anheuser-Busch Cos., Inc.	3,130
111		Coca-Cola Enterprises, Inc.	2,860
184		Pepsi Bottling Group, Inc.	7,913
133		PepsiCo, Inc.	9,802
			23,705
		Biotechnology — 2.1%
67		Celgene Corp. (a)	4,395
76		Cephalon, Inc. (a)	5,579
—	(h)	Dendreon Corp. (a)	1
22		Genzyme Corp. (a)	1,646
112		Gilead Sciences, Inc. (a)	5,164
—	(h)	Human Genome Sciences, Inc. (a)	1
1		Isis Pharmaceuticals, Inc. (a)	9
96		Millennium Pharmaceuticals, Inc. (a)	1,134
39		Myriad Genetics, Inc. (a)	2,160
62		OSI Pharmaceuticals, Inc. (a)	2,589
128		PDL BioPharma, Inc. (a)	2,724
37		Pharmion Corp. (a)	1,798
—	(h)	United Therapeutics Corp. (a)	3
			27,203
		Building Products — 0.2%
65		Lennox International, Inc.	2,332
		Capital Markets — 1.7%
7		Affiliated Managers Group, Inc. (a)	897
30		AllianceBernstein Holding LP	2,602
11		BlackRock, Inc.	2,269
63		Charles Schwab Corp. (The)	1,466
20		Cohen & Steers, Inc.	746
12		Eaton Vance Corp.	590
88		Federated Investors, Inc., Class B	3,786
14		Jefferies Group, Inc.	386
—	(h)	Knight Capital Group, Inc., Class A (a)	1
3		Lehman Brothers Holdings, Inc.	190
107		Morgan Stanley	7,219
56		Waddell & Reed Financial, Inc.	1,861
			22,013
		Chemicals — 2.4%
18		Air Products & Chemicals, Inc.	1,745
9		Albemarle Corp.	447
2		Celanese Corp., Class A	63
14		CF Industries Holdings, Inc.	1,187
273		Chemtura Corp.	2,548
28		Cytec Industries, Inc.	1,837
31		Eastman Chemical Co.	2,046
56		H.B. Fuller Co.	1,641
—	(h)	Huntsman Corp.	1
46		Lubrizol Corp.	3,149
—	(h)	Lyondell Chemical Co.	1
2		Minerals Technologies, Inc.	126
24		Mosaic Co. (The) (a)	1,696
48		Olin Corp.	1,084
40		OM Group, Inc. (a)	2,130
12		PPG Industries, Inc.	867

SEE NOTES TO FINANCIAL STATEMENTS.

4   HIGHBRIDGE FUNDS        OCTOBER 31, 2007

SHARES		SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued (j)
		Chemicals — Continued
13		Praxair, Inc.	1,138
100		Scotts Miracle-Gro Co. (The), Class A	4,581
—	(h)	Sigma-Aldrich Corp.	10
40		Terra Industries, Inc. (a)	1,488
33		W.R. Grace & Co. (a)	978
69		Westlake Chemical Corp.	1,695
			30,458
		Commercial Banks — 2.4%
1		Associated Banc-Corp.	14
1		Bank of Hawaii Corp.	35
84		BB&T Corp.	3,093
—	(h)	Cathay General Bancorp	2
6		City National Corp.	408
99		Colonial BancGroup, Inc. (The)	1,891
45		Comerica, Inc.	2,078
4		East West Bancorp, Inc.	145
316		Fifth Third Bancorp	9,887
12		FirstMerit Corp.	253
1		Fulton Financial Corp.	7
108		Huntington Bancshares, Inc.	1,932
13		International Bancshares Corp.	279
—	(h)	Marshall & Ilsley Corp.	1
32		PNC Financial Services Group, Inc.	2,278
37		Regions Financial Corp.	994
21		Sterling Financial Corp.	471
80		Synovus Financial Corp.	2,116
25		TCF Financial Corp.	574
6		Trustmark Corp.	170
—	(h)	Valley National Bancorp	2
—	(h)	Wells Fargo & Co.	1
51		Whitney Holding Corp.	1,320
41		Zions Bancorp	2,411
			30,362
		Commercial Services & Supplies — 2.6%
772		Allied Waste Industries, Inc. (a)	9,757
15		Brink’s Co. (The)	925
2		ChoicePoint, Inc. (a)	77
79		Copart, Inc. (a)	3,042
2		Corrections Corp. of America (a)	50
19		Deluxe Corp.	775
2		Dun & Bradstreet Corp.	194
41		Equifax, Inc.	1,575
24		HNI Corp.	1,056
3		R.R. Donnelley & Sons Co.	109
148		Republic Services, Inc.	5,073
—	(h)	Resources Connection, Inc.	1
172		Steelcase, Inc.	3,078
74		TeleTech Holdings, Inc. (a)	1,848
25		Waste Management, Inc.	893
111		Watson Wyatt Worldwide, Inc., Class A	5,272
			33,725
		Communications Equipment — 1.9%
16		ADC Telecommunications, Inc. (a)	292
100		Adtran, Inc.	2,401
36		Arris Group, Inc. (a)	416
10		Avocent Corp. (a)	273
57		Blue Coat Systems, Inc. (a)	2,316
107		Ciena Corp. (a)	5,124
17		Cisco Systems, Inc. (a)	573
140		Corning, Inc.	3,399
7		Dycom Industries, Inc. (a)	192
82		Foundry Networks, Inc. (a)	1,736
15		Harris Corp.	917
—	(h)	InterDigital, Inc. (a)	—	(h)
23		Juniper Networks, Inc. (a)	840
121		Polycom, Inc. (a)	3,382
60		QUALCOMM, Inc.	2,573
—	(h)	UTStarcom, Inc. (a)	—	(h)
			24,434
		Computers & Peripherals — 2.3%
5		Apple, Inc. (a)	1,033
246		Brocade Communications Systems, Inc. (a)	2,335
43		Hewlett-Packard Co.	2,237
54		International Business Machines Corp.	6,305
45		Lexmark International, Inc., Class A (a)	1,879
384		QLogic Corp. (a)	5,964
182		SanDisk Corp. (a)	8,075
89		Sun Microsystems, Inc. (a)	505
54		Western Digital Corp. (a)	1,407
			29,740
		Construction & Engineering — 1.3%
106		EMCOR Group, Inc. (a)	3,651
63		Granite Construction, Inc.	2,688
59		KBR, Inc. (a)	2,509
64		Perini Corp. (a)	3,691
55		URS Corp. (a)	3,415
			15,954

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        HIGHBRIDGE FUNDS   5

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued (j)
		Construction Materials — 0.2%
72		Eagle Materials, Inc.	2,842
—	(h)	Florida Rock Industries, Inc.	5
2		Vulcan Materials Co.	137
			2,984
		Consumer Finance — 0.3%
56		CompuCredit Corp. (a)	1,109
128		Discover Financial Services	2,474
			3,583
		Containers & Packaging — 0.7%
80		Ball Corp.	3,966
6		Greif, Inc., Class A	375
40		Owens-Illinois, Inc. (a)	1,786
64		Pactiv Corp. (a)	1,758
—	(h)	Smurfit-Stone Container Corp. (a)	1
6		Sonoco Products Co.	189
6		Temple-Inland, Inc.	311
			8,386
		Distributors — 0.0% (g)
1		Genuine Parts Co.	44
		Diversified Consumer Services — 0.7%
34		Apollo Group, Inc., Class A (a)	2,720
23		DeVry, Inc.	1,236
—	(h)	Regis Corp.	1
78		Sotheby’s	4,203
6		Strayer Education, Inc.	1,105
			9,265
		Diversified Financial Services — 0.8%
193		CIT Group, Inc.	6,818
39		Moody’s Corp.	1,710
31		Nasdaq Stock Market, Inc. (The) (a)	1,446
			9,974
		Diversified Telecommunication Services — 1.4%
134		AT&T, Inc.	5,619
261		Citizens Communications Co.	3,439
82		NeuStar, Inc., Class A (a)	2,794
620		Qwest Communications International, Inc. (a)	4,453
44		Time Warner Telecom, Inc., Class A (a)	1,026
			17,331
		Electric Utilities — 1.4%
62		American Electric Power Co., Inc.	2,996
8		Cleco Corp.	206
22		Duke Energy Corp.	429
12		FPL Group, Inc.	832
42		Northeast Utilities	1,285
172		Pepco Holdings, Inc.	4,905
66		PPL Corp.	3,415
1		Progress Energy, Inc.	40
114		Sierra Pacific Resources	1,926
44		Westar Energy, Inc.	1,172
			17,206
		Electrical Equipment — 1.7%
142		Acuity Brands, Inc.	6,781
30		Baldor Electric Co.	1,229
55		Brady Corp., Class A	2,036
1		Cooper Industries Ltd., Class A	42
44		Emerson Electric Co.	2,310
30		Genlyte Group, Inc. (a)	1,929
69		GrafTech International Ltd. (a)	1,301
23		Hubbell, Inc., Class B	1,287
87		Regal-Beloit Corp.	4,282
7		Thomas & Betts Corp. (a)	420
			21,617
		Electronic Equipment & Instruments — 2.5%
50		Arrow Electronics, Inc. (a)	2,001
61		Avnet, Inc. (a)	2,530
50		AVX Corp.	770
112		Dolby Laboratories, Inc., Class A (a)	4,650
58		Ingram Micro, Inc. (a)	1,240
207		Jabil Circuit, Inc.	4,506
10		Mettler-Toledo International, Inc. (Switzerland) (a)	1,107
3		Molex, Inc.	73
40		National Instruments Corp.	1,306
153		Tech Data Corp. (a)	6,015
164		Tektronix, Inc.	6,222
73		Vishay Intertechnology, Inc. (a)	920
			31,340
		Energy Equipment & Services — 1.8%
8		BJ Services Co.	192
15		ENSCO International, Inc.	836
165		Global Industries Ltd. (a)	4,053
62		Grant Prideco, Inc. (a)	3,058
—	(h)	Grey Wolf, Inc. (a)	—	(h)
19		Helmerich & Payne, Inc.	598
187		Key Energy Services, Inc. (a)	2,566
36		Patterson-UTI Energy, Inc.	718
51		Pride International, Inc. (a)	1,892

SEE NOTES TO FINANCIAL STATEMENTS.

6   HIGHBRIDGE FUNDS        OCTOBER 31, 2007

SHARES		SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued (j)
		Energy Equipment & Services — Continued
19		SEACOR Holdings, Inc. (a)	1,783
129		Superior Energy Services, Inc. (a)	4,766
12		Tetra Technologies, Inc. (a)	232
23		Tidewater, Inc.	1,264
18		Unit Corp. (a)	842
			22,800
		Food & Staples Retailing — 1.6%
120		BJ’s Wholesale Club, Inc. (a)	4,313
26		Costco Wholesale Corp.	1,743
88		CVS/Caremark Corp.	3,695
29		Longs Drug Stores Corp.	1,526
—	(h)	Rite Aid Corp. (a)	—	(h)
15		Ruddick Corp.	523
152		Safeway, Inc.	5,152
84		SYSCO Corp.	2,868
20		Wal-Mart Stores, Inc.	909
			20,729
		Food Products — 0.6%
90		Del Monte Foods Co.	929
73		Flowers Foods, Inc.	1,600
6		JM Smucker Co. (The)	319
49		Kellogg Co.	2,573
5		Lancaster Colony Corp.	203
1		Pilgrim’s Pride Corp.	39
32		Ralcorp Holdings, Inc. (a)	1,818
10		Wm. Wrigley, Jr., Co.	617
			8,098
		Gas Utilities — 0.4%
30		AGL Resources, Inc.	1,168
—	(h)	Amerigas Partners LP	1
—	(h)	Ferrellgas Partners LP	1
—	(h)	Piedmont Natural Gas Co.	2
35		Questar Corp.	1,972
6		Southern Union Co.	202
—	(h)	Southwest Gas Corp.	2
19		Suburban Propane Partners LP	917
24		UGI Corp.	632
			4,897
		Health Care Equipment & Supplies — 3.2%
11		Advanced Medical Optics, Inc. (a)	300
12		Arthrocare Corp. (a)	790
53		Baxter International, Inc.	3,158
73		Beckman Coulter, Inc.	5,160
52		Becton, Dickinson & Co.	4,332
149		Cooper Cos., Inc. (The)	6,248
55		Dade Behring Holdings, Inc.	4,234
82		Dentsply International, Inc.	3,393
36		Hologic, Inc. (a)	2,436
22		Idexx Laboratories, Inc. (a)	2,728
8		Immucor, Inc. (a)	258
15		Medtronic, Inc.	688
37		Respironics, Inc. (a)	1,831
69		STERIS Corp.	2,008
12		Varian Medical Systems, Inc. (a)	589
43		Zimmer Holdings, Inc. (a)	2,961
			41,114
		Health Care Providers & Services — 2.3%
117		AMERIGROUP Corp. (a)	4,083
113		AmerisourceBergen Corp.	5,340
1		Apria Healthcare Group, Inc. (a)	17
2		Cardinal Health, Inc.	119
—	(h)	Community Health Systems, Inc. (a)	3
27		DaVita, Inc. (a)	1,733
3		Express Scripts, Inc. (a)	202
392		Health Management Associates, Inc., Class A	2,589
40		Health Net, Inc. (a)	2,147
10		Healthways, Inc. (a)	634
7		Laboratory Corp. of America Holdings (a)	492
25		LifePoint Hospitals, Inc. (a)	767
83		Lincare Holdings, Inc. (a)	2,870
29		Medco Health Solutions, Inc. (a)	2,751
2		Pediatrix Medical Group, Inc. (a)	131
—	(h)	PharMerica Corp. (a)	—	(h)
45		Quest Diagnostics, Inc.	2,383
6		Universal American Financial Corp. (a)	136
74		Universal Health Services, Inc., Class B	3,593
1		VCA Antech, Inc. (a)	55
			30,045
		Health Care Technology — 0.1%
101		HLTH Corp. (a)	1,428
		Hotels, Restaurants & Leisure — 1.7%
94		Ameristar Casinos, Inc.	3,075
—	(h)	Applebee’s International, Inc.	1
17		Bob Evans Farms, Inc.	476
11		Boyd Gaming Corp.	448
16		Cheesecake Factory, Inc. (The) (a)	363
67		Darden Restaurants, Inc.	2,887
—	(h)	Harrah’s Entertainment, Inc.	7

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        HIGHBRIDGE FUNDS   7

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued (j)
		Hotels, Restaurants & Leisure — Continued
46		International Game Technology	2,014
64		International Speedway Corp., Class A	2,845
6		Jack in the Box, Inc. (a)	179
43		Marriott International, Inc., Class A	1,788
3		MGM Mirage (a)	302
—	(h)	Penn National Gaming, Inc. (a)	13
22		Pinnacle Entertainment, Inc. (a)	651
—	(h)	Ruby Tuesday, Inc.	7
6		Starwood Hotels & Resorts Worldwide, Inc.	337
7		Wendy’s International, Inc.	226
24		WMS Industries, Inc. (a)	823
47		Wyndham Worldwide Corp.	1,548
82		Yum! Brands, Inc.	3,321
			21,311
		Household Durables — 1.4%
24		Black & Decker Corp.	2,123
11		Fortune Brands, Inc.	937
43		Harman International Industries, Inc.	3,585
256		Leggett & Platt, Inc.	4,967
—	(h)	Lennar Corp., Class A	5
6		Mohawk Industries, Inc. (a)	498
81		Newell Rubbermaid, Inc.	2,358
2		NVR, Inc. (a)	828
—	(h)	Tempur-Pedic International, Inc.	3
15		Tupperware Brands Corp.	549
19		Whirlpool Corp.	1,534
			17,387
		Household Products — 0.6%
2		Church & Dwight Co., Inc.	114
55		Clorox Co.	3,435
58		Kimberly-Clark Corp.	4,091
			7,640
		Independent Power Producers & Energy Traders — 0.8%
275		AES Corp. (The) (a)	5,881
26		Constellation Energy Group, Inc.	2,418
214		Dynegy, Inc., Class A (a)	1,971
6		NRG Energy, Inc. (a)	260
			10,530
		Industrial Conglomerates — 0.7%
18		Carlisle Cos., Inc.	730
121		General Electric Co.	4,989
49		Teleflex, Inc.	3,595
			9,314
		Insurance — 2.8%
—	(h)	AMBAC Financial Group, Inc.	3
5		American Financial Group, Inc.	155
2		American International Group, Inc.	101
1		American National Insurance Co.	90
50		Arthur J. Gallagher & Co.	1,340
51		Assurant, Inc.	2,953
33		Brown & Brown, Inc.	831
11		Chubb Corp.	583
36		Delphi Financial Group, Inc.	1,386
58		Fidelity National Financial, Inc., Class A	888
66		Genworth Financial, Inc.	1,808
4		Hanover Insurance Group, Inc. (The)	185
17		Hartford Financial Services Group, Inc.	1,640
143		HCC Insurance Holdings, Inc.	4,267
34		Hilb, Rogal & Hobbs Co.	1,493
10		Lincoln National Corp.	639
63		MBIA, Inc.	2,716
39		MetLife, Inc.	2,689
—	(h)	National Financial Partners Corp.	4
2		Nationwide Financial Services, Inc.	115
13		Phoenix Cos., Inc. (The)	174
56		Progressive Corp. (The)	1,028
18		Reinsurance Group of America, Inc.	1,019
36		Selective Insurance Group	880
6		StanCorp Financial Group, Inc.	323
104		Travelers Cos., Inc. (The)	5,428
19		Unum Group	443
75		W.R. Berkley Corp.	2,269
			35,450
		Internet & Catalog Retail — 0.9%
18		Amazon.com, Inc. (a)	1,570
212		Expedia, Inc. (a)	6,908
115		IAC/InterActive Corp. (a)	3,399
—	(h)	Netflix, Inc. (a)	3
—	(h)	NutriSystem, Inc. (a)	—	(h)
			11,880
		Internet Software & Services — 1.3%
52		Akamai Technologies, Inc. (a)	2,029
171		eBay, Inc. (a)	6,168
31		Equinix, Inc. (a)	3,606
—	(h)	RealNetworks, Inc. (a)	1
45		SAVVIS, Inc. (a)	1,690
72		VeriSign, Inc. (a)	2,466
			15,960

SEE NOTES TO FINANCIAL STATEMENTS.

8   HIGHBRIDGE FUNDS        OCTOBER 31, 2007

SHARES		SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued (j)
		IT Services — 1.7%
—	(h)	BearingPoint, Inc. (a)	—	(h)
80		CACI International, Inc., Class A (a)	4,319
48		Computer Sciences Corp. (a)	2,817
—	(h)	CSG Systems International, Inc. (a)	2
40		DST Systems, Inc. (a)	3,373
—	(h)	Electronic Data Systems Corp.	2
86		Fidelity National Information Services, Inc.	3,956
26		Fiserv, Inc. (a)	1,450
45		Hewitt Associates, Inc., Class A (a)	1,593
200		MoneyGram International, Inc.	3,185
—	(h)	SRA International, Inc., Class A (a)	1
1		Total System Services, Inc.	15
61		Western Union Co. (The)	1,353
			22,066
		Leisure Equipment & Products — 0.2%
1		Brunswick Corp.	31
45		Polaris Industries, Inc.	2,229
			2,260
		Life Sciences Tools & Services — 2.2%
236		Applera Corp. - Applied Biosystems Group	8,768
19		Bio-Rad Laboratories, Inc., Class A (a)	1,882
37		Charles River Laboratories International, Inc. (a)	2,162
41		Covance, Inc. (a)	3,385
61		Invitrogen Corp. (a)	5,577
146		PerkinElmer, Inc.	4,010
3		Pharmaceutical Product Development, Inc.	131
12		Techne Corp. (a)	785
10		Thermo Fisher Scientific, Inc. (a)	576
2		Varian, Inc. (a)	135
—	(h)	Ventana Medical Systems, Inc. (a)	3
13		Waters Corp. (a)	1,001
			28,415
		Machinery — 3.7%
85		Actuant Corp., Class A	5,888
55		AGCO Corp. (a)	3,275
45		Barnes Group, Inc.	1,642
60		Briggs & Stratton Corp.	1,346
123		Caterpillar, Inc.	9,205
1		Cummins, Inc.	156
14		Danaher Corp.	1,216
12		Deere & Co.	1,921
6		Dover Corp.	288
55		Eaton Corp.	5,084
4		Gardner Denver, Inc. (a)	132
31		Harsco Corp.	1,882
15		IDEX Corp.	519
3		Illinois Tool Works, Inc.	166
9		ITT Corp.	604
27		Joy Global, Inc.	1,588
18		Lincoln Electric Holdings, Inc.	1,307
4		Nordson Corp.	231
26		Oshkosh Truck Corp.	1,391
2		PACCAR, Inc.	132
24		Pall Corp.	978
14		Parker-Hannifin Corp.	1,125
27		Pentair, Inc.	970
25		SPX Corp.	2,482
21		Timken Co.	693
11		Toro Co.	634
51		Trinity Industries, Inc.	1,858
			46,713
		Media — 2.7%
—	(h)	Belo Corp., Class A	—	(h)
216		DIRECTV Group, Inc. (The) (a)	5,717
1		E.W. Scripps Co., Class A	54
50		EchoStar Communications Corp., Class A (a)	2,472
18		Getty Images, Inc. (a)	494
31		Harte-Hanks, Inc.	552
264		Interpublic Group of Companies, Inc. (The) (a)	2,735
19		Lamar Advertising Co., Class A	1,003
51		Lee Enterprises, Inc.	812
28		Liberty Media Corp. — Capital, Class A (a)	3,486
64		Live Nation, Inc. (a)	1,303
124		McGraw-Hill Cos., Inc. (The)	6,191
43		Meredith Corp.	2,659
19		Morningstar, Inc. (a)	1,439
1		News Corp., Class A	15
16		RH Donnelley Corp. (a)	894
—	(h)	Scholastic Corp. (a)	1
66		Time Warner, Inc.	1,206
11		Viacom, Inc., Class B (a)	446
55		Walt Disney Co. (The)	1,894
122		Warner Music Group Corp.	1,243
			34,616
		Metals & Mining — 1.6%
13		Alcoa, Inc.	513
4		Allegheny Technologies, Inc.	451
38		Carpenter Technology Corp.	5,533

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        HIGHBRIDGE FUNDS   9

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued (j)
		Metals & Mining — Continued
31		Freeport-McMoRan Copper & Gold, Inc.	3,677
16		Quanex Corp.	662
143		Reliance Steel & Aluminum Co.	8,326
22		Worthington Industries, Inc.	556
			19,718
		Multi-Utilities — 1.4%
24		Alliant Energy Corp.	963
134		CenterPoint Energy, Inc.	2,248
50		CMS Energy Corp.	851
117		DTE Energy Co.	5,787
8		Energy East Corp.	230
83		NiSource, Inc.	1,694
34		NSTAR	1,204
28		OGE Energy Corp.	1,079
2		PG&E Corp.	110
63		Puget Energy, Inc.	1,787
64		Vectren Corp.	1,788
			17,741
		Multiline Retail — 0.8%
149		Big Lots, Inc. (a)	3,570
46		J.C. Penney Co., Inc.	2,562
35		Kohl’s Corp. (a)	1,945
78		Macy’s, Inc.	2,491
			10,568
		Office Electronics — 0.0% (g)
11		Zebra Technologies Corp. (a)	438
		Oil, Gas & Consumable Fuels — 5.5%
31		Apache Corp.	3,235
38		ATP Oil & Gas Corp. (a)	2,163
29		Bill Barrett Corp. (a)	1,362
104		Chesapeake Energy Corp.	4,107
156		Cimarex Energy Co.	6,322
8		Comstock Resources, Inc. (a)	307
27		ConocoPhillips	2,311
230		El Paso Corp.	4,061
26		Enbridge Energy Partners LP	1,354
—	(h)	Encore Acquisition Co. (a)	15
27		Energy Transfer Partners LP	1,484
20		EOG Resources, Inc.	1,790
113		Foundation Coal Holdings, Inc.	4,832
60		Helix Energy Solutions Group, Inc. (a)	2,777
3		Hess Corp.	186
39		Holly Corp.	2,466
36		Inergy LP	1,243
22		Kinder Morgan Energy Partners LP	1,150
180		Mariner Energy, Inc. (a)	4,504
113		Massey Energy Co.	3,578
—	(h)	NuStar Energy LP	—	(h)
37		ONEOK Partners LP	2,303
53		Penn Virginia Corp.	2,564
161		PetroHawk Energy Corp. (a)	2,983
—	(h)	Range Resources Corp.	—	(h)
2		Southwestern Energy Co. (a)	112
91		St. Mary Land & Exploration Co.	3,834
32		Sunoco, Inc.	2,338
—	(h)	USEC, Inc. (a)	1
11		Valero Energy Corp.	786
50		W&T Offshore, Inc.	1,346
3		Whiting Petroleum Corp. (a)	183
102		Williams Cos., Inc.	3,736
			69,433
		Paper & Forest Products — 0.0% (g)
16		MeadWestvaco Corp.	532
		Personal Products — 0.2%
85		NBTY, Inc. (a)	3,009
		Pharmaceuticals — 3.4%
77		Abbott Laboratories	4,209
5		Abraxis BioScience, Inc. (a)	136
108		Endo Pharmaceuticals Holdings, Inc. (a)	3,156
217		Forest Laboratories, Inc. (a)	8,483
426		King Pharmaceuticals, Inc. (a)	4,511
94		Medicis Pharmaceutical Corp., Class A	2,803
8		Merck & Co., Inc.	462
172		Perrigo Co.	4,081
335		Pfizer, Inc.	8,239
125		Schering-Plough Corp.	3,800
258		Valeant Pharmaceuticals International (a)	3,752
			43,632
		Real Estate Investment Trusts (REITs) — 1.9%
16		AMB Property Corp.	1,073
—	(h)	Apartment Investment & Management Co.	1
16		AvalonBay Communities, Inc.	1,944
8		Boston Properties, Inc.	900
17		CapitalSource, Inc.	302
2		Cousins Properties, Inc.	69
5		Developers Diversified Realty Corp.	240
3		Equity Residential	125
18		General Growth Properties, Inc.	986

SEE NOTES TO FINANCIAL STATEMENTS.

10   HIGHBRIDGE FUNDS        OCTOBER 31, 2007

SHARES		SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued (j)
		Real Estate Investment Trusts (REITs) — Continued
260		Host Hotels & Resorts, Inc.	5,772
38		Kimco Realty Corp.	1,587
21		Macerich Co. (The)	1,785
2		Mack-Cali Realty Corp.	97
44		Nationwide Health Properties, Inc.	1,368
59		Potlatch Corp.	2,825
19		ProLogis	1,329
—	(h)	RAIT Financial Trust	1
3		Regency Centers Corp.	186
22		Simon Property Group, Inc.	2,251
9		Vornado Realty Trust	978
			23,819
		Real Estate Management & Development — 0.3%
—	(h)	CB Richard Ellis Group, Inc., Class A (a)	—	(h)
9		Forest City Enterprises, Inc., Class A	518
28		Jones Lang LaSalle, Inc.	2,668
			3,186
		Road & Rail — 1.1%
29		Avis Budget Group, Inc. (a)	614
92		Con-way, Inc.	3,907
131		Kansas City Southern Industries, Inc. (a)	5,080
45		Norfolk Southern Corp.	2,304
12		Ryder System, Inc.	566
14		Union Pacific Corp.	1,760
—	(h)	Werner Enterprises, Inc.	—	(h)
			14,231
		Semiconductors & Semiconductor Equipment — 4.7%
421		Amkor Technology, Inc. (a)	4,766
138		Analog Devices, Inc.	4,629
32		Atheros Communications, Inc. (a)	1,118
3		Atmel Corp. (a)	13
4		Brooks Automation, Inc. (a)	47
—	(h)	Cymer, Inc. (a)	3
88		Fairchild Semiconductor International, Inc. (a)	1,599
114		Integrated Device Technology, Inc. (a)	1,527
132		Intel Corp.	3,539
66		Intersil Corp., Class A	2,009
—	(h)	Lam Research Corp. (a)	—	(h)
165		Linear Technology Corp.	5,446
68		MEMC Electronic Materials, Inc. (a)	4,994
—	(h)	Micrel, Inc.	1
7		Microsemi Corp. (a)	187
—	(h)	MKS Instruments, Inc. (a)	1
25		Novellus Systems, Inc. (a)	711
78		NVIDIA Corp. (a)	2,768
353		PMC-Sierra, Inc. (a)	3,180
165		Rambus, Inc. (a)	3,269
—	(h)	RF Micro Devices, Inc. (a)	—	(h)
—	(h)	Semtech Corp. (a)	—	(h)
15		SiRF Technology Holdings, Inc. (a)	434
104		Skyworks Solutions, Inc. (a)	955
435		Teradyne, Inc. (a)	5,366
178		Texas Instruments, Inc.	5,809
30		Varian Semiconductor Equipment Associates, Inc. (a)	1,393
254		Xilinx, Inc.	6,204
			59,968
		Software — 4.9%
222		Adobe Systems, Inc. (a)	10,630
68		ANSYS, Inc. (a)	2,644
6		Aspen Technology, Inc. (a)	103
57		Autodesk, Inc. (a)	2,801
84		BMC Software, Inc. (a)	2,850
111		Citrix Systems, Inc. (a)	4,764
165		Compuware Corp. (a)	1,652
78		Fair Isaac Corp.	2,954
78		Jack Henry & Associates, Inc.	2,291
181		Lawson Software, Inc. (a)	2,041
—	(h)	Mentor Graphics Corp. (a)	1
34		MICROS Systems, Inc. (a)	2,463
33		Net 1 UEPS Technologies Inc. (South Africa) (a)	1,067
351		Oracle Corp. (a)	7,791
151		Parametric Technology Corp. (a)	2,875
6		Red Hat, Inc. (a)	121
109		Salesforce.com, Inc. (a)	6,166
90		Sybase, Inc. (a)	2,579
49		Symantec Corp. (a)	926
179		Synopsys, Inc. (a)	5,069
—	(h)	Wind River Systems, Inc. (a)	—	(h)
			61,788
		Specialty Retail — 2.9%
31		Abercrombie & Fitch Co.	2,441
3		Advance Auto Parts, Inc.	117
39		AnnTaylor Stores Corp. (a)	1,219
16		AutoZone, Inc. (a)	2,003
103		Barnes & Noble, Inc.	3,967
—	(h)	Bebe Stores, Inc.	3

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        HIGHBRIDGE FUNDS   11

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued (j)
		Specialty Retail — Continued
47		Brown Shoe Co., Inc.	953
32		Charming Shoppes, Inc. (a)	238
—	(h)	Children’s Place Retail Stores, Inc. (The) (a)	1
55		Dick’s Sporting Goods, Inc. (a)	1,844
42		Dress Barn, Inc. (a)	693
—	(h)	GameStop Corp., Class A (a)	2
273		Home Depot, Inc.	8,601
162		Limited Brands, Inc.	3,568
25		Men’s Wearhouse, Inc.	1,047
32		Office Depot, Inc. (a)	609
23		OfficeMax, Inc.	723
20		Penske Auto Group, Inc.	455
168		RadioShack Corp.	3,474
—	(h)	Ross Stores, Inc.	7
26		Sherwin-Williams Co. (The)	1,689
75		Tractor Supply Co. (a)	3,089
—	(h)	TravelCenters of America LLC (a)	—	(h)
13		Williams-Sonoma, Inc.	401
			37,144
		Textiles, Apparel & Luxury Goods — 1.0%
41		Coach, Inc. (a)	1,496
37		Fossil, Inc. (a)	1,407
1		Hanesbrands, Inc. (a)	38
74		Liz Claiborne, Inc.	2,120
54		Nike, Inc., Class B	3,597
41		Polo Ralph Lauren Corp.	2,796
11		V.F. Corp.	941
14		Warnaco Group, Inc. (The) (a)	553
			12,948
		Thrifts & Mortgage Finance — 0.1%
47		New York Community Bancorp, Inc.	877
44		People’s United Financial, Inc.	777
			1,654
		Tobacco — 1.3%
129		Altria Group, Inc.	9,371
88		Reynolds American, Inc.	5,660
—	(h)	Universal Corp.	2
32		UST, Inc.	1,701
			16,734
		Trading Companies & Distributors — 0.3%
44		GATX Corp.	1,816
40		MSC Industrial Direct Co.	1,951
—	(h)	WESCO International, Inc. (a)	1
			3,768
		Wireless Telecommunication Services — 0.9%
49		American Tower Corp., Class A (a)	2,182
39		NII Holdings, Inc. (a)	2,254
153		Sprint Nextel Corp.	2,608
51		Telephone & Data Systems, Inc.	3,555
6		U.S. Cellular Corp. (a)	608
			11,207
		Total Common Stocks (Cost $1,174,759)	1,217,336
Short-Term Investment — 4.2%
		Investment Company — 4.2%
53,558		JPMorgan Prime Money Market Fund, Institutional Class (b) (Cost $53,558)	53,558
		Total Long Positions — 99.7% (Cost $1,228,317)	1,270,894
		Other Assets in Excess of Liabilities — 0.3%	3,492
		NET ASSETS — 100.0%	$1,274,386
Short Positions — 95.0%
		Common Stocks — 95.0%
		Aerospace & Defense — 1.2%
67		Alliant Techsystems, Inc. (a)	7,436
1		Esterline Technologies Corp. (a)	71
42		Goodrich Corp.	2,911
4		Honeywell International, Inc.	211
39		Moog, Inc., Class A (a)	1,822
1		Orbital Sciences Corp. (a)	26
14		Rockwell Collins, Inc.	1,084
19		United Technologies Corp.	1,448
			15,009
		Air Freight & Logistics — 1.1%
44		CH Robinson Worldwide, Inc.	2,203
71		Expeditors International of Washington, Inc.	3,591
83		FedEx Corp.	8,553
			14,347
		Airlines — 0.5%
21		AMR Corp. (a)	512
336		JetBlue Airways Corp. (a)	3,064
26		SkyWest, Inc.	722
122		Southwest Airlines Co.	1,728
			6,026
		Auto Components — 0.5%
38		BorgWarner, Inc.	3,999
88		Gentex Corp.	1,825

SEE NOTES TO FINANCIAL STATEMENTS.

12   HIGHBRIDGE FUNDS        OCTOBER 31, 2007

SHARES		SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
		Auto Components — Continued
6		Johnson Controls, Inc.	256
—	(h)	Tenneco, Inc. (a)	—	(h)
7		WABCO Holdings, Inc.	336
			6,416
		Beverages — 1.5%
12		Central European Distribution Corp. (a)	614
109		Coca-Cola Co. (The)	6,733
112		Hansen Natural Corp. (a)	7,606
34		Molson Coors Brewing Co., Class B	1,943
59		PepsiAmericas, Inc.	2,102
			18,998
		Biotechnology — 2.5%
—	(h)	Alexion Pharmaceuticals, Inc. (a)	4
204		Alkermes, Inc. (a)	3,297
202		Amylin Pharmaceuticals, Inc. (a)	9,076
57		Biogen Idec, Inc. (a)	4,271
78		BioMarin Pharmaceuticals, Inc. (a)	2,151
17		Genentech, Inc. (a)	1,233
11		ImClone Systems, Inc. (a)	454
7		LifeCell Corp. (a)	295
400		Medarex, Inc. (a)	4,784
100		Theravance, Inc. (a)	2,494
106		Vertex Pharmaceuticals, Inc. (a)	3,444
			31,503
		Building Products — 0.5%
84		American Standard Cos., Inc.	3,137
98		Masco Corp.	2,360
34		USG Corp. (a)	1,336
			6,833
		Capital Markets — 3.7%
32		American Capital Strategies Ltd.	1,392
42		Ameriprise Financial, Inc.	2,646
115		Bank of New York Mellon Corp. (The)	5,617
3		Bear Stearns Cos., Inc. (The)	370
170		E*Trade Financial Corp. (a)	1,895
39		Goldman Sachs Group, Inc. (The)	9,717
17		Investment Technology Group, Inc. (a)	729
97		Janus Capital Group, Inc.	3,343
141		Merrill Lynch & Co., Inc.	9,302
52		Northern Trust Corp.	3,878
23		optionsXpress Holdings, Inc.	696
11		Raymond James Financial, Inc.	410
93		State Street Corp.	7,440
6		T. Rowe Price Group, Inc.	386
			47,821
		Chemicals — 1.6%
7		Airgas, Inc.	356
20		Ashland, Inc.	1,176
10		Cabot Corp.	343
74		Dow Chemical Co. (The)	3,339
58		E.l. du Pont de Nemours & Co.	2,865
19		Ecolab, Inc.	911
2		Hercules, Inc.	41
50		International Flavors & Fragrances, Inc.	2,612
144		Nalco Holding Co.	3,568
25		Rohm & Haas Co.	1,279
75		RPM International, Inc.	1,602
11		Sensient Technologies Corp.	332
18		Valhi, Inc.	470
49		Valspar Corp.	1,220
			20,114
		Commercial Banks — 2.4%
12		Alabama National Bancorp.	970
4		Chittenden Corp.	151
7		Commerce Bancshares, Inc.	338
23		First Community Bancorp, Inc.	1,120
46		First Horizon National Corp.	1,195
22		First Midwest Bancorp, Inc.	757
83		Keycorp	2,370
10		M&T Bank Corp.	1,034
163		National City Corp.	3,948
23		Popular, Inc.	239
8		Prosperity Bancshares, Inc.	261
50		South Financial Group, Inc. (The)	1,043
53		SunTrust Banks, Inc.	3,821
—	(h)	SVB Financial Group (a)	—	(h)
31		UCBH Holdings, Inc.	522
28		UMB Financial Corp.	1,187
—	(h)	Umpqua Holdings Corp.	2
5		UnionBanCal Corp.	281
177		Wachovia Corp.	8,102
51		Webster Financial Corp.	1,851
21		Wells Fargo & Co.	722
5		Westamerica Bancorp	233
			30,147

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        HIGHBRIDGE FUNDS   13

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
		Commercial Services & Supplies — 2.7%
129		Avery Dennison Corp.	7,497
27		Cintas Corp.	998
36		Corporate Executive Board Co.	2,555
7		Covanta Holding Corp. (a)	195
48		FTI Consulting, Inc. (a)	2,600
47		GEO Group, Inc. (The) (a)	1,481
15		Huron Consulting Group, Inc. (a)	1,070
10		IKON Office Solutions, Inc.	136
71		Manpower, Inc.	5,298
23		Mine Safety Appliances Co.	1,031
89		Monster Worldwide, Inc. (a)	3,625
—	(h)	PHH Corp. (a)	2
125		Pitney Bowes, Inc.	4,993
—	(h)	Robert Half International, Inc.	2
28		Stericycle, Inc. (a)	1,647
5		United Stationers, Inc. (a)	280
31		Waste Connections, Inc. (a)	1,036
			34,446
		Communications Equipment — 1.4%
234		Andrew Corp. (a)	3,433
1		CommScope, Inc. (a)	33
80		F5 Networks, Inc. (a)	2,898
32		JDS Uniphase Corp. (a)	489
196		Motorola, Inc.	3,687
26		Plantronics, Inc.	717
—	(h)	Powerwave Technologies, Inc. (a)	—	(h)
511		Sonus Networks, Inc. (a)	3,524
391		Tellabs, Inc. (a)	3,444
			18,225
		Computers & Peripherals — 1.3%
109		Diebold, Inc.	4,556
41		Electronics for Imaging, Inc. (a)	946
92		EMC Corp. (a)	2,330
7		Emulex Corp. (a)	160
68		Intermec, Inc. (a)	1,730
253		NCR Corp. (a)	6,975
—	(h)	Network Appliance, Inc. (a)	3
20		Palm, Inc.	180
—	(h)	Teradata Corp. (a)	1
			16,881
		Construction & Engineering — 0.9%
7		Fluor Corp.	1,097
—	(h)	Jacobs Engineering Group, Inc. (a)	11
161		Quanta Services, Inc. (a)	5,318
7		Shaw Group, Inc. (The) (a)	533
52		Washington Group International, Inc. (a)	5,070
			12,029
		Construction Materials — 0.2%
5		Martin Marietta Materials, Inc.	646
31		Texas Industries, Inc.	2,300
			2,946
		Consumer Finance — 0.8%
3		Capital One Financial Corp.	177
185		SLM Corp.	8,729
6		Student Loan Corp. (The)	1,048
			9,954
		Containers & Packaging — 0.6%
14		AptarGroup, Inc.	648
3		Bemis Co., Inc.	87
54		Crown Holdings, Inc. (a)	1,328
45		Packaging Corp. of America	1,446
62		Sealed Air Corp.	1,542
38		Silgan Holdings, Inc.	2,067
			7,118
		Distributors — 0.4%
121		LKQ Corp. (a)	4,656
		Diversified Consumer Services — 1.0%
94		Career Education Corp. (a)	3,373
217		H&R Block, Inc.	4,735
3		ITT Educational Services, Inc. (a)	378
130		Service Corp. International	1,886
48		Weight Watchers International, Inc.	2,472
			12,844
		Diversified Financial Services — 1.6%
100		Bank of America Corp.	4,811
175		Citigroup, Inc.	7,347
47		IntercontinentalExchange, Inc. (a)	8,304
—	(h)	International Securities Exchange Holdings, Inc.	1
9		Leucadia National Corp.	444
			20,907
		Diversified Telecommunication Services — 0.8%
5		CenturyTel, Inc.	238
20		Cogent Communications Group, Inc. (a)	546
56		Embarq Corp.	2,988
24		Golden Telecom, Inc. (Russia) (a)	2,483
—	(h)	Level 3 Communications, Inc. (a)	—	(h)

SEE NOTES TO FINANCIAL STATEMENTS.

14   HIGHBRIDGE FUNDS        OCTOBER 31, 2007

SHARES		SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
		Diversified Telecommunication Services — Continued
66		Verizon Communications, Inc.	3,059
45		Windstream Corp.	611
			9,925
		Electric Utilities — 1.5%
4		Allegheny Energy, Inc. (a)	231
7		Allete, Inc.	319
48		DPL, Inc.	1,391
43		Edison International	2,500
25		Entergy Corp.	2,972
34		Exelon Corp.	2,787
—	(h)	FirstEnergy Corp.	1
55		Great Plains Energy, Inc.	1,633
70		Hawaiian Electric Industries, Inc.	1,633
9		Idacorp, Inc.	328
40		Pinnacle West Capital Corp.	1,629
108		Southern Co.	3,943
			19,367
		Electrical Equipment — 1.1%
57		AMETEK, Inc.	2,666
14		General Cable Corp. (a)	1,042
81		Rockwell Automation, Inc.	5,578
54		Roper Industries, Inc.	3,807
19		Woodward Governor Co.	1,289
			14,382
		Electronic Equipment & Instruments — 1.3%
46		Agilent Technologies, Inc. (a)	1,682
25		Amphenol Corp., Class A	1,087
62		Anixter International, Inc. (a)	4,463
—	(h)	Benchmark Electronics, Inc. (a)	4
9		Cogent, Inc. (a)	133
—	(h)	Daktronics, Inc.	1
67		FLIR Systems, Inc. (a)	4,626
31		Itron, Inc. (a)	3,316
37		Trimble Navigation Ltd. (a)	1,558
			16,870
		Energy Equipment & Services — 2.0%
1		Atwood Oceanics, Inc. (a)	50
35		Baker Hughes, Inc.	3,006
32		Cameron International Corp. (a)	3,082
5		Diamond Offshore Drilling, Inc.	544
42		Dril-Quip, Inc. (a)	2,230
—	(h)	Exterran Holdings, Inc. (a)	2
59		FMC Technologies, Inc. (a)	3,598
20		Halliburton Co.	784
126		Hercules Offshore, Inc. (a)	3,403
—	(h)	National Oilwell Varco, Inc. (a)	3
—	(h)	Noble Corp.	1
51		Oceaneering International, Inc. (a)	3,903
6		Oil States International, Inc. (a)	244
7		Smith International, Inc.	483
61		W-H Energy Services, Inc. (a)	3,526
—	(h)	Weatherford International Ltd. (a)	1
			24,860
		Food & Staples Retailing — 1.1%
26		SUPERVALU, Inc.	1,013
249		Walgreen Co.	9,882
65		Whole Foods Market, Inc.	3,206
			14,101
		Food Products — 3.5%
71		Archer-Daniels-Midland Co.	2,553
97		Campbell Soup Co.	3,573
64		ConAgra Foods, Inc.	1,527
22		Corn Products International, Inc.	927
107		Dean Foods Co.	2,964
128		General Mills, Inc.	7,413
55		H.J. Heinz Co.	2,565
157		Hershey Co. (The)	6,748
38		Hormel Foods Corp.	1,371
21		Kraft Foods, Inc.	711
75		McCormick & Co., Inc. (Non-Voting)	2,621
61		Sara Lee Corp.	1,006
284		Smithfield Foods, Inc. (a)	8,137
7		Tootsie Roll Industries, Inc.	189
143		Tyson Foods, Inc., Class A	2,257
			44,562
		Gas Utilities — 0.8%
22		Atmos Energy Corp.	605
1		Energen Corp.	72
1		Equitable Resources, Inc.	70
106		National Fuel Gas Co.	5,163
15		Nicor, Inc.	641
44		ONEOK, Inc.	2,217
42		WGL Holdings, Inc.	1,435
			10,203
		Health Care Equipment & Supplies — 2.6%
140		Align Technology, Inc. (a)	2,906
34		American Medical Systems Holdings, Inc. (a)	429
31		CR Bard, Inc.	2,557

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        HIGHBRIDGE FUNDS   15

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
		Health Care Equipment & Supplies — Continued
54		Edwards Lifesciences Corp. (a)	2,687
12		Gen-Probe, Inc. (a)	863
35		Hillenbrand Industries, Inc.	1,918
58		Hospira, Inc. (a)	2,417
111		Inverness Medical Innovations, Inc. (a)	6,669
29		Kinetic Concepts, Inc. (a)	1,768
50		Kyphon, Inc. (a)	3,533
4		Mentor Corp.	186
31		NuVasive, Inc. (a)	1,310
103		ResMed, Inc. (a)	4,267
—	(h)	Sirona Dental Systems, Inc. (a)	1
29		St. Jude Medical, Inc. (a)	1,169
—	(h)	Stryker Corp.	—	(h)
—	(h)	West Pharmaceutical Services, Inc.	4
			32,684
		Health Care Providers & Services — 2.7%
7		Aetna, Inc.	389
10		Chemed Corp.	580
31		Cigna Corp.	1,623
5		Coventry Health Care, Inc. (a)	276
93		Healthsouth Corp. (a)	1,873
15		Henry Schein, Inc. (a)	888
40		Humana, Inc. (a)	2,983
56		Magellan Health Services, Inc. (a)	2,348
34		Manor Care, Inc.	2,275
13		McKesson Corp.	831
51		Omnicare, Inc.	1,515
1		Owens & Minor, Inc.	49
131		Patterson Cos., Inc. (a)	5,112
61		Psychiatric Solutions, Inc. (a)	2,415
162		Sierra Health Services, Inc. (a)	6,844
100		Sunrise Senior Living, Inc. (a)	3,696
—	(h)	Tenet Healthcare Corp. (a)	—	(h)
15		UnitedHealth Group, Inc.	761
—	(h)	WellPoint, Inc. (a)	3
			34,461
		Health Care Technology — 0.5%
118		Allscripts Healthcare Solutions, Inc. (a)	3,267
3		Cerner Corp. (a)	176
120		IMS Health, Inc.	3,025
			6,468
		Hotels, Restaurants & Leisure — 1.3%
10		Bally Technologies, Inc. (a)	387
—	(h)	CBRL Group, Inc.	—	(h)
2		Choice Hotels International, Inc.	93
9		Gaylord Entertainment Co. (a)	463
8		Las Vegas Sands Corp. (a)	1,018
11		Life Time Fitness, Inc. (a)	687
20		McDonald’s Corp.	1,179
13		Scientific Games Corp. (a)	485
8		Sonic Corp. (a)	200
2		Speedway Motorsports, Inc.	78
35		Starbucks Corp. (a)	941
210		Tim Hortons, Inc. (Canada)	7,967
40		Vail Resorts, Inc. (a)	2,437
—	(h)	Wynn Resorts Ltd.	4
			15,939
		Household Durables — 1.2%
65		Centex Corp.	1,621
190		D.R. Horton, Inc.	2,414
78		Jarden Corp. (a)	2,785
99		KB Home	2,728
87		Pulte Homes, Inc.	1,285
64		Ryland Group, Inc.	1,813
28		Snap-On, Inc.	1,394
12		Stanley Works (The)	714
38		Toll Brothers, Inc. (a)	862
			15,616
		Household Products — 0.9%
71		Colgate-Palmolive Co.	5,434
22		Energizer Holdings, Inc. (a)	2,328
58		Procter & Gamble Co.	4,018
			11,780
		Independent Power Producers & Energy Traders — 0.1%
18		Ormat Technologies, Inc.	985
		Industrial Conglomerates — 0.9%
72		3M Co.	6,214
29		Textron, Inc.	2,022
98		Walter Industries, Inc.	3,002
			11,238
		Insurance — 3.2%
6		Aflac, Inc.	347
11		Alfa Corp.	205
2		Alleghany Corp. (a)	729
39		Allstate Corp. (The)	2,063
25		AON Corp.	1,110
53		Cincinnati Financial Corp.	2,101
53		CNA Financial Corp.	2,102

SEE NOTES TO FINANCIAL STATEMENTS.

16   HIGHBRIDGE FUNDS        OCTOBER 31, 2007

SHARES		SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
		Insurance — Continued
62		Commerce Group, Inc.	2,271
14		Erie Indemnity Co., Class A	770
56		First American Corp.	1,674
61		Loews Corp.	2,971
—	(h)	Markel Corp. (a)	165
140		Marsh & McLennan Cos., Inc.	3,636
34		Mercury General Corp.	1,729
23		Odyssey Re Holdings, Corp.	844
6		Philadelphia Consolidated Holding Co. (a)	233
56		Principal Financial Group, Inc.	3,778
20		ProAssurance Corp. (a)	1,113
2		Protective Life Corp.	64
32		Prudential Financial, Inc.	3,063
63		Safeco Corp.	3,625
74		Torchmark Corp.	4,815
6		Transatlantic Holdings, Inc.	473
12		Unitrin, Inc.	578
13		Zenith National Insurance Corp.	530
			40,989
		Internet & Catalog Retail — 1.1%
461		Liberty Media Corp. — Interactive, Class A (a)	9,793
41		priceline.com, Inc. (a)	3,773
			13,566
		Internet Software & Services — 0.5%
—	(h)	Digital River, Inc. (a)	—	(h)
—	(h)	Google, Inc., Class A (a)	31
19		j2 Global Communications, Inc. (a)	649
170		Yahoo!, Inc. (a)	5,282
			5,962
		IT Services — 2.6%
1		Acxiom Corp.	8
149		Automatic Data Processing, Inc.	7,369
234		Broadridge Financial Solutions, Inc.	4,678
59		CheckFree Corp. (a)	2,792
45		Cognizant Technology Solutions Corp., Class A (a)	1,857
11		Euronet Worldwide, Inc. (a)	356
39		Gartner, Inc. (a)	862
61		Global Payments, Inc.	2,897
28		Iron Mountain, Inc. (a)	987
196		Perot Systems Corp., Class A (a)	2,868
15		Syntel, Inc.	647
373		Unisys Corp. (a)	2,269
71		VeriFone Holdings, Inc. (a)	3,492
54		Wright Express Corp. (a)	2,091
			33,173
		Leisure Equipment & Products — 1.2%
38		Eastman Kodak Co.	1,090
122		Hasbro, Inc.	3,643
435		Mattel, Inc.	9,082
47		Oakley, Inc. (a)	1,370
—	(h)	Pool Corp.	1
			15,186
		Life Sciences Tools & Services — 0.6%
113		Affymetrix, Inc. (a)	2,864
1		Dionex Corp. (a)	49
66		Illumina, Inc. (a)	3,679
18		Millipore Corp. (a)	1,359
			7,951
		Machinery — 2.2%
77		Bucyrus International, Inc.,	6,336
17		Clarcor, Inc.	612
29		Crane Co.	1,374
29		Donaldson Co., Inc.	1,228
34		Flowserve Corp.	2,652
35		Graco, Inc.	1,364
18		Kaydon Corp.	952
8		Kennametal, Inc.	696
99		Manitowoc Co., Inc. (The)	4,901
—	(h)	Terex Corp (a)	22
40		Valmont Industries, Inc.	3,787
122		Wabtec Corp.	4,591
			28,515
		Marine — 0.2%
37		Alexander & Baldwin, Inc.	1,912
3		Kirby Corp. (a)	128
			2,040
		Media — 2.7%
86		Arbitron, Inc.	4,363
191		Cablevision Systems Corp. (a)	5,613
12		CBS Corp., Class B	331
1		Citadel Broadcasting Corp.	3
13		Discovery Holding Co., Class A (a)	364
—	(h)	Dow Jones & Co., Inc.	2
125		DreamWorks Animation SKG, Inc., Class A (a)	4,068
880		Gemstar-TV Guide International, Inc. (a)	6,067
112		Idearc, Inc.	3,029

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        HIGHBRIDGE FUNDS   17

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
		Media — Continued
6		Interactive Data Corp.	206
27		John Wiley & Sons, Inc., Class A	1,165
73		Liberty Global, Inc. Class A (a)	2,880
16		Marvel Entertainment, Inc. (a)	397
163		McClatchy Co., Class A	2,706
4		News Corp., Class B	85
115		Regal Entertainment Group, Class A	2,597
—	(h)	Viacom, Inc., Class A (a)	17
31		Virgin Media, Inc.	677
			34,570
		Metals & Mining — 1.4%
117		AK Steel Holding Corp. (a)	5,846
19		Century Aluminum Co. (a)	1,107
61		Commercial Metals Co.	1,924
—	(h)	Nucor Corp.	2
34		RTI International Metals, Inc. (a)	2,686
25		Schnitzer Steel Industries, Inc.	1,628
28		Steel Dynamics, Inc.	1,491
98		Titanium Metals Corp. (a)	3,457
			18,141
		Multi-Utilities — 1.7%
—	(h)	Ameren Corp.	2
21		Black Hills Corp.	934
12		Consolidated Edison, Inc.	584
59		Dominion Resources, Inc.	5,388
108		Integrys Energy Group, Inc.	5,835
6		MDU Resources Group, Inc.	160
17		PNM Resources, Inc.	431
20		Public Service Enterprise Group, Inc.	1,893
14		SCANA Corp.	578
21		Sempra Energy	1,301
103		TECO Energy, Inc.	1,740
5		Wisconsin Energy Corp.	239
89		Xcel Energy, Inc.	1,998
			21,083
		Multiline Retail — 1.8%
391		Dillard’s, Inc., Class A	8,997
4		Dollar Tree Stores, Inc. (a)	149
—	(h)	Family Dollar Stores, Inc.	1
87		Nordstrom, Inc.	3,438
140		Saks, Inc.	2,968
5		Sears Holdings Corp. (a)	632
108		Target Corp.	6,650
			22,835
		Office Electronics — 0.0% (g)
18		Xerox Corp. (a)	322
		Oil, Gas & Consumable Fuels — 6.5%
63		Alon USA Energy, Inc.	2,307
37		Alpha Natural Resources, Inc. (a)	1,004
74		Anadarko Petroleum Corp.	4,386
190		Arch Coal, Inc.	7,803
1		Berry Petroleum Co., Class A	52
7		Cabot Oil & Gas Corp.	286
94		Consol Energy, Inc.	5,292
110		Denbury Resources, Inc. (a)	6,236
37		Devon Energy Corp.	3,454
69		Enterprise Products Partners LP	2,215
26		Exxon Mobil Corp.	2,403
25		Forest Oil Corp. (a)	1,197
112		Kinder Morgan Management LLC (a)	5,667
4		Marathon Oil Corp.	212
123		Murphy Oil Corp.	9,059
—	(h)	Newfield Exploration Co. (a)	—	(h)
50		Noble Energy, Inc.	3,840
97		Occidental Petroleum Corp.	6,668
14		Overseas Shipholding Group, Inc.	1,070
92		Peabody Energy Corp.	5,119
61		Pioneer Natural Resources Co.	3,106
177		Plains Exploration & Production Co. (a)	9,034
—	(h)	Pogo Producing Co.	5
39		Quicksilver Resources, Inc. (a)	2,204
14		Spectra Energy Corp.	371
			82,990
		Paper & Forest Products — 0.3%
168		Louisiana-Pacific Corp.	2,769
11		Weyerhaeuser Co.	857
			3,626
		Personal Products — 0.3%
118		Alberto-Culver Co.	3,069
30		Avon Products, Inc.	1,241
3		Estee Lauder Cos., Inc. (The)	142
			4,452
		Pharmaceuticals — 2.5%
7		Adams Respiratory Therapeutics, Inc. (a)	324
24		Allergan, Inc.	1,654
138		Barr Pharmaceuticals, Inc. (a)	7,891
187		Bristol-Myers Squibb Co.	5,605
155		Eli Lilly & Co.	8,401
6		Johnson & Johnson	375

SEE NOTES TO FINANCIAL STATEMENTS.

18   HIGHBRIDGE FUNDS        OCTOBER 31, 2007

SHARES		SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
		Pharmaceuticals — Continued
15		MGI Pharma, Inc. (a)	485
32		Sepracor, Inc. (a)	870
1		Watson Pharmaceuticals, Inc. (a)	23
139		Wyeth	6,760
			32,388
		Real Estate Investment Trusts (REITs) — 0.8%
1		Duke Realty Corp.	39
4		Equity One, Inc.	105
82		Hospitality Properties Trust	3,229
3		iStar Financial, Inc.	105
40		Liberty Property Trust	1,507
17		Plum Creek Timber Co., Inc.	752
3		Rayonier, Inc.	154
109		UDR, Inc.	2,599
43		Weingarten Realty Investors	1,663
			10,153
		Real Estate Management & Development — 0.4%
137		St Joe Co. (The)	4,648
		Road & Rail — 1.0%
45		Burlington Northern Santa Fe Corp.	3,909
106		Heartland Express, Inc.	1,482
13		J.B. Hunt Transport Services, Inc.	349
222		Knight Transportation, Inc.	3,541
41		Landstar System, Inc.	1,719
59		YRC Worldwide, Inc. (a)	1,443
			12,443
		Semiconductors & Semiconductor Equipment — 4.0%
684		Advanced Micro Devices, Inc. (a)	8,946
129		Altera Corp.	2,534
13		Applied Materials, Inc.	254
50		Broadcom Corp., Class A (a)	1,632
253		Cypress Semiconductor Corp. (a)	9,239
12		FormFactor, Inc. (a)	479
104		International Rectifier Corp. (a)	3,469
59		KLA-Tencor Corp.	3,083
220		LSI Corp. (a)	1,454
96		Microchip Technology, Inc.	3,176
149		Micron Technology, Inc. (a)	1,568
20		National Semiconductor Corp.	508
199		ON Semiconductor Corp. (a)	2,034
173		Sigma Designs, Inc. (a)	10,195
59		Silicon Laboratories, Inc. (a)	2,577
—	(h)	Tessera Technologies, Inc. (a)	16
—	(h)	Verigy Ltd. (Singapore) (a)	—	(h)
			51,164
		Software — 3.8%
—	(h)	ACI Worldwide, Inc. (a)	1
158		Activision, Inc. (a)	3,745
491		BEA Systems, Inc. (a)	8,294
258		CA, Inc.	6,832
14		Cadence Design Systems, Inc. (a)	272
40		Concur Technologies, Inc. (a)	1,425
43		Electronic Arts, Inc. (a)	2,657
28		Informatica Corp. (a)	483
253		Intuit, Inc. (a)	8,142
23		Macrovision Corp. (a)	545
58		McAfee, Inc. (a)	2,414
86		Microsoft Corp.	3,158
—	(h)	NAVTEQ Corp. (a)	6
26		Novell, Inc. (a)	194
31		Quest Software, Inc. (a)	539
208		THQ, Inc. (a)	5,648
333		TIBCO Software, Inc. (a)	3,061
40		Vasco Data Security International, Inc. (a)	1,062
			48,478
		Specialty Retail — 4.1%
—	(h)	American Eagle Outfitters, Inc.	6
195		AutoNation, Inc. (a)	3,455
22		Bed Bath & Beyond, Inc. (a)	733
186		Best Buy Co., Inc.	9,038
—	(h)	Borders Group, Inc.	2
25		Cabela’s, Inc. (a)	478
300		Carmax, Inc. (a)	6,257
54		Chico’s FAS, Inc. (a)	713
440		Circuit City Stores, Inc.	3,487
38		Coldwater Creek, Inc. (a)	344
47		Collective Brands, Inc. (a)	878
155		Foot Locker, Inc.	2,305
73		Gap, Inc. (The)	1,377
71		Guess?, Inc.	3,658
86		Lowe’s Cos., Inc.	2,315
17		O’Reilly Automotive, Inc. (a)	573
164		PetSmart, Inc.	4,905
199		Sally Beauty Holdings, Inc. (a)	1,838
280		Staples, Inc.	6,544

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        HIGHBRIDGE FUNDS   19

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
		Specialty Retail — Continued
5		Tiffany & Co.	258
110		Urban Outfitters, Inc. (a)	2,792
11		Zumiez, Inc. (a)	462
			52,418
		Textiles, Apparel & Luxury Goods — 0.9%
5		Columbia Sportswear Co.	244
25		Deckers Outdoor Corp. (a)	3,522
95		Jones Apparel Group, Inc.	1,992
5		Phillips-Van Heusen Corp.	244
283		Quiksilver, Inc. (a)	3,815
—	(h)	Timberland Co., Class A (a)	1
46		Wolverine World Wide, Inc.	1,186
			11,004
		Thrifts & Mortgage Finance — 1.3%
16		Astoria Financial Corp.	424
4		Capitol Federal Financial	130
206		Countrywide Financial Corp.	3,190
29		Fannie Mae	1,631
13		First Niagara Financial Group, Inc.	169
4		Freddie Mac	223
27		Hudson City Bancorp, Inc.	418
161		NewAlliance Bancshares, Inc.	2,248
8		PMI Group, Inc. (The)	131
77		Radian Group, Inc.	963
28		Washington Federal, Inc.	668
223		Washington Mutual, Inc.	6,213
			16,408
		Tobacco — 0.1%
9		Loews Corp. — Carolina Group	753
		Trading Companies & Distributors — 0.8%
123		Fastenal Co.	5,465
112		UAP Holding Corp.	3,555
—	(h)	United Rentals, Inc. (a)	—	(h)
16		W.W. Grainger, Inc.	1,422
			10,442
		Transportation Infrastructure — 0.1%
27		Macquarie Infrastructure Co. LLC	1,131
		Water Utilities — 0.0% (g)
13		Aqua America, Inc.	294
		Wireless Telecommunication Services — 0.2%
50		Crown Castle International Corp. (a)	2,070
4		Leap Wireless International, Inc. (a)	296
—	(h)	SBA Communications Corp., Class A (a)	2
16		SunCom Wireless Holdings, Inc., Class A (a)	427
			2,795
		Total Short Positions — 95.0% (Proceeds $1,188,495)	$1,210,581

Percentages indicated are based on net assets.

ABBREVIATIONS:

(a)—	Non-income producing security.
(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)—	Amount rounds to less than 0.1%.
(h)—	Amount rounds to less than one thousand (shares or dollars).
(j)—	All or a portion of these securities are segregated for short sales.

SEE NOTES TO FINANCIAL STATEMENTS.

20   HIGHBRIDGE FUNDS        OCTOBER 31, 2007

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2007        HIGHBRIDGE FUNDS   21

STATEMENT OF ASSETS AND LIABILITIES
AS OF OCTOBER 31, 2007

(Amounts in thousands, except per share amounts)

Highbridge Statistical Market Neutral Fund
ASSETS:
Investments in non-affiliates, at value	$1,217,336
Investments in affiliates, at value	53,558
Total investment securities, at value	1,270,894
Deposits with broker for securities sold short	1,198,690
Receivables:
Investment securities sold	221,169
Fund shares sold	2,052
Interest and dividends	2,693
Total Assets	2,695,498

LIABILITIES:
Payables:
Dividends for securities sold short	727
Investment securities purchased	202,995
Securities sold short, at value	1,210,581
Fund shares redeemed	4,804
Accrued liabilities:
Investment advisory fees	1,674
Administration fees	40
Shareholder servicing fees	78
Distribution fees	85
Fund accounting fees	38
Trustees’ and Chief Compliance Officer’s fees	5
Other	85
Total Liabilities	1,421,112
Net Assets	$1,274,386

SEE NOTES TO FINANCIAL STATEMENTS.

22   HIGHBRIDGE FUNDS        OCTOBER 31, 2007

Highbridge Statistical Market Neutral Fund
NET ASSETS:
Paid in capital	$1,319,508
Accumulated undistributed (distributions in excess of) net investment income	37,041
Accumulated net realized gains (losses)	(102,654)
Net unrealized appreciation (depreciation)	20,491
Total Net Assets	$1,274,386

Net Assets:
Class A	$185,022
Class C	67,702
Select Class	1,021,662
Total	$1,274,386

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	11,844
Class C	4,363
Select Class	65,138

Net Asset Value:
Class A — Redemption price per share	$15.62
Class C — Offering price per share (a)	15.52
Select Class — Offering and redemption price per share	15.68
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$16.49

Cost of investments	$1,228,317
Proceeds from securities sold short	$1,188,495

(a)	Redemption price for Class C Shares varies based upon the length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        HIGHBRIDGE FUNDS   23

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2007

(Amounts in thousands)

Highbridge Statistical Market Neutral Fund
INVESTMENT INCOME:
Dividend income	$11,999
Dividend income from affiliates (a)	3,997
Interest income	65,851
Foreign taxes withheld	— (b)
Total investment income	81,847

EXPENSES:
Investment advisory fees	24,355
Administration fees	1,381
Distribution fees:
Class A	316
Class C	414
Shareholder servicing fees:
Class A	316
Class C	138
Select Class	3,025
Custodian fees	93
Fund accounting fees	168
Professional fees	123
Trustees’ and Chief Compliance Officer’s fees	14
Printing and mailing costs	95
Registration and filing fees	76
Transfer agent fees	221
Dividend expense on securities sold short	23,932
Other	27
Total expenses	54,694
Less amounts waived	(6,373)
Net expenses	48,321
Net investment income (loss)	33,526

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	108,079
Securities sold short	(194,657)
Net realized gain (loss)	(86,578)
Change in net unrealized appreciation (depreciation) of:
Investments	1,874
Securities sold short	5,468
Change in net unrealized appreciation (depreciation)	7,342
Net realized/unrealized gains (losses)	(79,236)
Change in net assets resulting from operations	$(45,710)

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

24   HIGHBRIDGE FUNDS        OCTOBER 31, 2007

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Highbridge Statistical Market Neutral Fund
	Year Ended 10/31/2007	Period Ended 10/31/2006 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$33,526	$7,876
Net realized gain (loss)	(86,578)	(8,030)
Change in net unrealized appreciation (depreciation)	7,342	13,149
Change in net assets resulting from operations	(45,710)	12,995

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(477)	(2)
From net realized gains	(108)	—
Class C
From net investment income	(264)	(1)
From net realized gains	(77)	—
Select Class
From net investment income	(9,387)	(56)
From net realized gains	(2,009)	—
Total distributions to shareholders	(12,322)	(59)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	483,343	836,139

NET ASSETS:
Change in net assets	425,311	849,075
Beginning of period	849,075	—
End of period	$1,274,386	$849,075
Accumulated undistributed (distributions in excess of) net investment income	$37,041	$8,304

(a)	Commencement of operations was November 30, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        HIGHBRIDGE FUNDS   25

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Highbridge Statistical Market Neutral Fund
	Year Ended 10/31/2007	Period Ended 10/31/2006 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$235,853	$36,493
Dividends and distributions reinvested	505	2
Cost of shares redeemed	(78,077)	(2,576)
Change in net assets from Class A capital transactions	$158,281	$33,919
Class C
Proceeds from shares issued	$60,927	$28,935
Dividends and distributions reinvested	230	1
Cost of shares redeemed	(18,427)	(1,810)
Change in net assets from Class C capital transactions	$42,730	$27,126
Select Class
Proceeds from shares issued	$1,004,051	$827,589
Dividends and distributions reinvested	2,063	56
Cost of shares redeemed	(723,782)	(52,551)
Change in net assets from Select Class capital transactions	$282,332	$775,094

Total change in net assets from capital transactions	$483,343	$836,139

SHARE TRANSACTIONS:
Class A
Issued	14,631	2,321
Reinvested	32	— (b)
Redeemed	(4,977)	(163)
Change in Class A Shares	9,686	2,158
Class C
Issued	3,790	1,856
Reinvested	15	— (b)
Redeemed	(1,183)	(115)
Change in Class C Shares	2,622	1,741
Select Class
Issued	62,204	52,739
Reinvested	130	4
Redeemed	(46,534)	(3,405)
Change in Select Class Shares	15,800	49,338

(a)	Commencement of operations was November 30, 2005.
(b)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

26   HIGHBRIDGE FUNDS        OCTOBER 31, 2007

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2007        HIGHBRIDGE FUNDS   27

FINANCIAL HIGHLIGHTS
FOR THE PERIOD INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Net asset value, end of period
Class A
Year Ended October 31, 2007	$15.92	$0.28		$(0.38)	$(0.10)	$(0.16)	$(0.04)	$(0.20)	$15.62
November 30, 2005 (e) through October 31, 2006	15.00	0.43	(f)	0.52	0.95	(0.03)	—	(0.03)	15.92

Class C
Year Ended October 31, 2007	15.86	0.21		(0.39)	(0.18)	(0.12)	(0.04)	(0.16)	15.52
November 30, 2005 (e) through October 31, 2006	15.00	0.34	(f)	0.54	0.88	(0.02)	—	(0.02)	15.86

Select Class
Year Ended October 31, 2007	15.95	0.44		(0.50)	(0.06)	(0.17)	(0.04)	(0.21)	15.68
November 30, 2005 (e) through October 31, 2006	15.00	0.47	(f)	0.51	0.98	(0.03)	—	(0.03)	15.95

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	The calculation of portfolio turnover rate excludes securities sold short and covers on securities sold short.
(e)	Commencement of operations.
(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

28   HIGHBRIDGE FUNDS        OCTOBER 31, 2007

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (including dividend expense for securities sold short)	Net expenses (excluding dividend expense for securities sold short)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend expense for securities sold short)	Expenses without waivers, reimbursements and earnings credits (excluding dividend expense for securities sold short)	Portfolio turnover rate (b)(d)
(0.69)%	$185,022	3.67%	1.95%	2.45%	4.13%	2.41%	396%
6.32	34,345	3.19	1.95	3.00	3.73	2.49	274

(1.17)	67,702	4.17	2.45	1.82	4.63	2.91	396
5.88	27,614	3.75	2.45	2.38	4.30	3.00	274

(0.42)	1,021,662	3.42	1.70	2.43	3.88	2.16	396
6.55	787,116	2.96	1.70	3.24	3.49	2.23	274

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        HIGHBRIDGE FUNDS   29

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2007

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

Classes Offered
Highbridge Statistical Market Neutral Fund	Class A, Class C and Select Class

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. The value of securities listed on the NASDAQ Stock Market, Inc. shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Fund applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset value.

B. Repurchase Agreements — The Fund may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Fund requires that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Fund to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

C. Short Sales — The Fund engages in short sales (selling securities it does not own in anticipation of a decline in the market value of the security) as part of its normal investment activities. These short sales are collateralized by cash deposits and securities. The collateral required is determined daily by reference to the market value of the short positions. The Fund is subject to risk of loss if the applicable counterparty broker were to fail to perform its obligations under the contractual terms. Dividend expense on securities sold short is treated as an expense on the Statement of Operations. Liabilities for securities sold short are reported at market value in the financial statements. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amount shown in the accompanying Statement of Assets and Liabilities. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend

30   HIGHBRIDGE FUNDS        OCTOBER 31, 2007

income and expense on securities sold short less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

F. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

G. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

H. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital account (amounts in thousands):

Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$30	$5,339	$(5,369)

The reclassification for the Fund relates primarily to distributions from investments in real estate investment trusts, dividend expense for securities sold short, non-taxable special dividends and tax equalization.

I. New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board (the “FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management continues to evaluate the application of the Interpretation to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management continues to evaluate the impact the adoption of SFAS 157 will have on the Fund’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Fund. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Fund’s average daily net assets at an annual fee rate of 1.75%. Currently,

OCTOBER 31, 2007        HIGHBRIDGE FUNDS   31

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2007 (continued)

the annual fee rate is 1.50% of the Fund’s average daily net assets. The fee is contractually limited to 1.50 % of the Fund’s average daily net assets until such time as the Fund commences with the borrowing of money from banks for investment purposes.

The Advisor, on behalf of the Fund, has entered into an investment sub-advisory agreement with Highbridge Capital Management, LLC (“HCM”) which is majority owned by JPMorgan Asset Management Holdings, Inc. For its services as sub-advisor, HCM receives a portion of the fees payable to the Advisor.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Fund may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Fund in an amount sufficient to offset any doubling up of these fees related to the Fund’s investment in an affiliated money market fund to the extent required by law or as undertaken by the Advisor or its affiliates.

The amount of these waivers/reimbursements resulting from investments in the money market fund for the year ended October 31, 2007 was approximately $140,000.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2007, the Distributor retained the following amounts (in thousands):

Front-End Sales Charge	CDSC
$79	$46

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to 0.25% of the average daily net assets of Class A, Class C and Select Class Shares.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Accounting Fees — JPMIS provides portfolio accounting services for the Fund. The amounts paid directly to JPMIS by the Fund for accounting services are included in Fund accounting fees in the Statement of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Select Class
1.95%	2.45%	1.70%

The contractual expense limitation agreements were in effect for the year ended October 31, 2007. The expense limitation percentages in the table above are in place until at least February 29, 2008.

32   HIGHBRIDGE FUNDS        OCTOBER 31, 2007

For the year ended October 31, 2007, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expects the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total
$3,479	$389	$2,505	$6,373

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the year, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker/dealers. For the year ended October 31, 2007, the Fund incurred no brokerage commissions with broker/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2007, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
$5,460,887	$5,173,817	$8,447,353	$8,247,842

During the year ended October 31, 2007, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 2007, were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$1,241,640	$61,881	$32,627	$29,254

For the Fund, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to return of capital from investments in real estate investment trusts and wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended October 31, 2007, was as follows (amounts in thousands):

Total Distributions Paid From:
Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
$12,319	$3	$12,322

OCTOBER 31, 2007        HIGHBRIDGE FUNDS   33

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2007 (continued)

The tax character of distributions paid during the fiscal year ended October 31, 2006, was as follows (amounts in thousands):

Total Distributions Paid From:
Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
$59	$—	$59

At October 31, 2007, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$37,043	$(57,064)	$(25,099)

For the Fund, the cumulative timing differences primarily consist of deferred compensation, loss deferrals on unsettled short sales, return of capital from investments in real estate investment trusts adjustments and wash sale loss deferrals.

As of October 31, 2007, the Fund had net capital loss carryforwards, which are available to offset future realized gains (amounts in thousands):

2015	Total
$57,064	$57,064

6. Borrowings

The Fund relies upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because it is an investment company in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and Custodial Trust Company (“CTC”) have entered into a financing arrangement. Under this arrangement, CTC provides an unsecured, uncommitted credit facility to the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate equal to the 30-day London Inter-Bank offered rate plus 100 basis points.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2007, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

From time to time, the Fund’s investment advisor or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Fund’s outstanding shares. Investment activities on behalf of these shareholders could impact the Fund.

34   HIGHBRIDGE FUNDS        OCTOBER 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders
of Highbridge Statistical Market Neutral Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Highbridge Statistical Market Neutral Fund (a portfolio of JPMorgan Trust I; hereafter referred to as the “Fund”) at October 31, 2007, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for year then ended and for the period November 30, 2005 (commencement of operations) through October 31, 2006, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 20, 2007

OCTOBER 31, 2007        HIGHBRIDGE FUNDS   35

TRUSTEES
(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	144	None.

Roland R. Eppley, Jr. (1932); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President and Chief Executive Officer, Eastern States Bankcard (1971–1988).	144	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	144	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	144
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	144	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	144	None.

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	144	Trustee, Carleton College (2003–present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	144	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

36   HIGHBRIDGE FUNDS        OCTOBER 31, 2007

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	144	Director, American University in Cairo.

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	144	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	144	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	144	None.
Interested Trustee

Leonard M. Spalding, Jr.* (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	144
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.
(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (144 funds).
*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

OCTOBER 31, 2007        HIGHBRIDGE FUNDS   37

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Stephen M. Benham (1959), Secretary (2005)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004.

Stephanie J. Dorsey (1969), Treasurer (2005)*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co. (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Susan M. Canning (1969), Assistant Secretary (2007)*	Vice President and Assistant General Counsel, JPMorgan Chase & Co.; Ms. Canning has served as an attorney with various titles for JPMorgan Chase & Co. since 1997.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary (2005)*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; from 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Arthur A. Jensen (1966), Assistant Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005.

Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

Francesco Tango (1971) Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

38   HIGHBRIDGE FUNDS        OCTOBER 31, 2007

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2007, and continued to hold your shares at the end of the reporting period, October 31, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, May 1, 2007	Ending Account Value, October 31, 2007	Expenses Paid During May 1, 2007 to October 31, 2007*	Annualized Expense Ratio
Highbridge Statistical Market Neutral Fund
Class A
Actual	$1,000.00	$ 958.90	$16.84	3.41%
Hypothetical	1,000.00	1,008.02	17.26	3.41
Class C
Actual	1,000.00	956.80	18.59	3.77
Hypothetical	1,000.00	1,006.20	19.06	3.77
Select Class
Actual	1,000.00	959.60	14.08	2.85
Hypothetical	1,000.00	1,010.84	14.44	2.85

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

OCTOBER 31, 2007        HIGHBRIDGE FUNDS   39

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)

The Board of Trustees held meetings in person in June and August 2007, at which the Trustees considered the continuation of the investment advisory agreement and sub-advisory agreement for the Fund whose annual report is contained herein (each an “Advisory Agreement”; collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for the Fund. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 15, 2007.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Fund and the Advisor, as provided in each Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreements. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to the Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”) an affiliate of the Advisor was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Fund gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Fund, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that

40   HIGHBRIDGE FUNDS        OCTOBER 31, 2007

publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of the Investment Advisory Agreements was not unreasonable in light of the services and benefits provided to the Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Fund. The Board considered that the Advisor discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”) affiliates of the Advisor earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA for fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Fund would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Fund’s Chief Compliance Officer for the Highbridge Statistical Market Neutral Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of the Fund. The Trustees indicated that the written evaluation was considered in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for the Fund in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-year, three-year, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant. The specific Lipper rankings noted by the Trustees, as part of their review and the determinations made by the Trustees with respect to the Fund’s performance is summarized below:

The Trustees noted the Highbridge Statistical Market Neutral Fund’s performance in the second quintile for Class A shares and for the Select Class shares for the one year period. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual

OCTOBER 31, 2007        HIGHBRIDGE FUNDS   41

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)

advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes is summarized below:

The Trustees noted that the Highbridge Statistical Market Neutral Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the fifth quintile and the actual total expenses for the Class A shares were in the third quintile and for the Select Class shares were in the fourth quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the sub-advisory structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

42   HIGHBRIDGE FUNDS        OCTOBER 31, 2007

TAX LETTER
(Unaudited)

Certain tax information for the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended October 31, 2007. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2007. The information necessary to complete your income tax returns for the calendar year ending December 31, 2007 will be received under separate cover.

Dividends Received Deductions (DRD)

35.21% of ordinary income distributions qualified for the 70% dividend received deduction for corporate shareholders for the fiscal year ended October 31, 2007.

Qualified Dividend Income (QDI)

For the fiscal year ended October 31, 2007, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%. Approximately $3,780,000 of ordinary income distributions was treated as qualified dividends.

OCTOBER 31, 2007        HIGHBRIDGE FUNDS   43

THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2007 All rights reserved. October 2007.	AN-HSMN-1007

ANNUAL REPORT   OCTOBER 31, 2007

JPMorgan Funds

International

Equity

Funds

JPMorgan Emerging Markets Equity Fund
JPMorgan International Equity Fund
JPMorgan International Equity Index Fund
JPMorgan International Opportunities Fund
JPMorgan International Realty Fund
JPMorgan International Value Fund
JPMorgan Intrepid International Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Emerging Markets Equity Fund	2
JPMorgan International Equity Fund	4
JPMorgan International Equity Index Fund	6
JPMorgan International Opportunities Fund	8
JPMorgan International Realty Fund	10
JPMorgan International Value Fund	12
JPMorgan Intrepid International Fund	14
Schedules of Portfolio Investments	16
Financial Statements	58
Financial Highlights	78
Notes to Financial Statements	96
Report of Independent Registered Public Accounting Firm	107
Trustees	108
Officers	110
Schedule of Shareholder Expenses	111
Board Approval of Investment Advisory Agreements	114
Tax Letter	118

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to a Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
NOVEMBER 12, 2007 (Unaudited)

Dear Shareholder:

We are pleased to present this annual report for the JPMorgan International Equity Funds. Inside, you’ll find information detailing the performance of the Funds for the period ended October 31, 2007, along with a report from the portfolio managers.

“Interest rate fears and mounting weakness in the U.S. sub-prime mortgage market hurt sentiment and led to weaker stock performance in the summer months.”

International stocks rose

Healthy economic growth, solid corporate profitability and contained inflation fueled strong global stock market gains for the 12-month period. For the most part, international stocks were bolstered by investors with relatively robust risk appetites.

Developed foreign and emerging stock markets outperformed U.S. markets. The S&P 500 Index returned 14.56% for the 12-month period, while the MSCI EAFE and MSCI Emerging Markets Indexes gained 24.91% and 68.33%, respectively.

U.S. credit crisis sparks volatility

Solid returns somewhat masked bouts of strong volatility that emerged during the year. In particular, U.S.-centered events in the second half of the period rattled the international markets’ confidence, primarily among developed nations. Interest rate fears and mounting weakness in the U.S. sub-prime mortgage market hurt sentiment and led to weaker stock performance in the summer months.

Liquidity concerns, both in secondary credit and interbank markets, prompted central banks globally to take a series of corrective measures, most notably in the shape of large reserve injections by the Federal Reserve (Fed), European Central Bank, Bank of Japan and, eventually, the Bank of England. Collectively, this action helped restore confidence in international equity markets, and performance rebounded from the summer’s doldrums.

Emerging markets unfazed by credit concerns

The emerging markets, on the other hand, remained relatively unscathed by the U.S. credit crunch. The resilience of the emerging markets was surprising in light of expectations that a tightening credit market would work against high-risk assets. The fact that investors paid more attention to the underlying fundamentals than to events in the credit markets and worries of a downturn in U.S. demand may suggest that the asset class no longer represents a leveraged play on developed world growth.

Looking ahead, the U.S. and Asia stock markets offer the most direct play on U.S. Fed policy. Within these markets, large-cap stocks and Hong Kong issues merit attention. We also remain optimistic toward Europe, particularly France, Germany and the U.K.

Global environment may help prevent U.S. recession

With demand growth persistently sluggish in Japan, and interest rate expectations pared back due to growth concerns in Europe and the U.K., activity in the countries that comprise approximately 70% of global gross domestic product (GDP) is likely to be lackluster.

Nevertheless, with global inflation contained and central banks likely to act decisively, we have a degree of comfort that a cyclical moderation need not end in recession. In addition, developed market valuations currently appear reasonable, which ultimately should be positive for equities, notwithstanding potential volatility in the interim.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   1

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2007 (Unaudited)

FUND FACTS

Fund Inception	November 15, 1993
Fiscal Year End	October 31
Net Assets as of 10/31/2007 (In Thousands)	$622,898
Primary Benchmark	MSCI Emerging Markets Equity Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Emerging Markets Equity Fund, which seeks to provide a high total return from a portfolio of equity securities from emerging markets issuers*, returned 60.53%** (Institutional Class Shares) for the 12 months ended October 31, 2007, compared to the 68.33% return for the MSCI Emerging Markets Equity Index over the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection rather than any broad or sector-based theme. Detracting from the Fund’s returns were holdings in the consumer discretionary, industrial and financials sectors. Detractors from returns included Mexican beverage company Fomento Economico Mexicano S.A.B. de C.V. (FEMSA). The company’s stock suffered during the period as concerns about reduced consumer demand in Mexico dragged on performance. In South Korea, Samsung Electronics Co., Ltd. also detracted from returns as a slowdown in U.S. consumer demand raised concerns about sales of the company’s products. The South Africa-based retailer Steinhoff International Holdings Ltd. also dragged on returns following disappointing performance from its European operations.

On the positive side, stock selection in the energy, materials and telecommunications sectors helped returns. Contributors included Cia Vale do Rio Doce (CVRD), the Brazilian materials company, was a top contributor to performance in the period as demand for materials, particularly iron ore, drove performance higher. Our underweight position in the Russian energy company OAO Gazprom also contributed to performance as the stock underperformed the broader market. In China, Anhui Conch Cement Co., Ltd. contributed to returns resulting from positive momentum for China equities. For the period, the company benefited from the demand for cement related to significant infrastructure projects in China, providing a favorable pricing environment for the company.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund is an active, concentrated strategy in which portfolio construction is focused on the highest conviction ideas found at the stock level. The Fund holds approximately 60 of the most promising investment opportunities identified by our worldwide network of analysts. The index is then used as a benchmark against which risk exposures can be monitored and managed. Security weightings are determined by a bottom-up stock selection process. Both sector and country weightings are residuals of stock selection.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Petroleo Brasileiro S.A. ADR (Brazil)	6.9%
2.	Cia Vale do Rio Doce ADR (Brazil)	6.1
3.	China Mobile Ltd. (Hong Kong)	4.9
4.	Housing Development Finance Corp. (India)	4.0
5.	America Movil S.A.B. de C.V., Series L ADR (Mexico)	3.8
6.	Banco Itau Holding Financeira S.A. (Brazil)	2.6
7.	MTN Group Ltd. (South Africa)	2.5
8.	Bharti Airtel Ltd. (India)	2.5
9.	HON HAI Precision Industry Co., Ltd. (Taiwan)	2.4
10.	Samsung Electronics Co., Ltd. (South Korea)	2.3

PORTFOLIO COMPOSITION BY COUNTRY***

Brazil	17.1%
South Africa	12.0
India	11.1
South Korea	10.8
Hong Kong	7.6
Mexico	7.0
Russia	5.7
China	5.1
Taiwan	4.5
Egypt	3.3
Turkey	2.7
Indonesia	2.1
Israel	1.7
Hungary	1.4
Austria	1.3
Cayman Islands	1.3
Other (less than 1.0%)	3.3
Short-Term Investment	2.0

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of October 31, 2007. The Fund’s composition is subject to change.

2   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/28/01
Without Sales Charge		59.92%	38.92%	12.45%
With Sales Charge*		51.52	37.42	11.85
CLASS B SHARES	9/28/01
Without CDSC		59.10	38.23	12.14
With CDSC**		54.10	38.12	12.14
CLASS C SHARES	2/28/06
Without CDSC		59.11	38.23	12.14
With CDSC***		58.11	38.23	12.14
SELECT CLASS SHARES	9/10/01	60.33	39.22	12.62
INSTITUTIONAL CLASS SHARES	11/15/93	60.53	39.59	12.95

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/97 TO 10/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Prior to September 7, 2001 operated in a master feeder structure. The returns for the Institutional Class Shares prior to September 7, 2001 reflect the performance of the institutional feeder of the Emerging Markets Equity Portfolio, whose historical expenses were substantially similar to those of the Institutional Class Shares. The returns for the Select Class Shares before they were launched on September 10, 2001 reflect the performance of the retail feeder. The historical expenses of the retail feeder are substantially similar to those of the Select Class Shares.

Returns for Class A and Class B Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than Select Class Shares.

Returns for Class C Shares prior to its inception date are based on the performance of Class B Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Emerging Markets Equity Fund, MSCI Emerging Markets Equity Index and Lipper Emerging Markets Funds Index from October 31, 1997 to October 31, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Equity Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI Emerging Markets Equity Index measures emerging stock market performance. The Lipper Emerging Markets Funds Index is an index based on the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   3

JPMorgan International Equity Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2007 (Unaudited)

FUND FACTS

Fund Inception	January 1, 1997
Fiscal Year End	October 31
Net Assets as of 10/31/2007 (In Thousands)	$3,534,347
Primary Benchmark	MSCI EAFE Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan International Equity Fund, which seeks total return from long-term capital growth and income*, returned 20.21%** (Select Class Shares) for the 12 months ended October 31, 2007, compared to the 24.91% return for the MSCI EAFE Index over the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark primarily due to our holdings in Continental Europe, which detracted from relative returns, while exposure to emerging markets aided. At the sector level, financials and information technology stocks detracted from performance, while stock selection in materials and energy positively affected performance.

Stock specifically, Wolseley plc, a U.K. distributor of plumbing and heating equipment, detracted from performance. Its North American division was negatively affected by housing woes in the U.S., where the company derives more than half of its revenues. There are also concerns that ongoing rate hikes in the U.K. will be detrimental to the company, as its debt levels jumped following last year’s purchase of the DT Group. More recently, the company reported its first profit decline in six years.

Among a number of contributors, Cia Vale do Rio Doce, the Brazilian mining company, benefited as demand for materials, particularly iron ore, drove performance higher. Expectations have spurred a price increase. Additionally, the continued fervor of corporate activity across the sector has supported the stock’s current discount valuation.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund seeks to identify large-cap, high-quality companies with robust growth profiles. We define quality companies as those with high returns on equity, sustainable earnings and healthy balance sheets. We are first and foremost stock pickers, with stock selection as the principal driver of outperformance. Buy and sell decisions are focused on the bottom-up decision making process.

Liquidity conditions remain very tight despite the cuts in the fed funds rate. The damage to the U.S. financial system will not be fixed overnight and, with the housing market continuing to show deteriorating trends, the outlook for the economy and the housing market in particular, are still skewed to the downside. At the other end of the spectrum, growth in emerging markets remains strong. The key is how much a U.S. slowdown will affect emerging, particularly Asian, market growth. With sentiment at extremely bullish levels, any slowing in growth is likely to be negative.

Markets have recovered very smartly from the August sell-off. Given the increasingly unbalanced nature of global growth, there is likely to be continued volatility in equity markets. Ultimately, as long as growth remains sound in aggregate, and the U.S. avoids an outright recession, the prospect of a large and protracted pullback seems unlikely given that equity valuations are far from elevated levels.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Total S.A. (France)	3.7%
2.	HSBC Holdings plc (United Kingdom)	3.4
3.	ENI S.p.A. (Italy)	2.7
4.	Vodafone Group plc (United Kingdom)	2.4
5.	Tesco plc (United Kingdom)	2.2
6.	UBS AG (Switzerland)	2.2
7.	BHP Billiton Ltd. (Australia)	2.2
8.	Standard Chartered plc (United Kingdom)	2.1
9.	Nokia OYJ (Finland)	2.0
10.	AXA S.A. (France)	2.0

PORTFOLIO COMPOSITION BY COUNTRY***

United Kingdom	24.5%
Japan	19.4
France	13.9
Switzerland	11.5
Germany	6.6
Italy	5.0
Netherlands	4.0
Brazil	2.8
Australia	2.5
Finland	2.0
Spain	1.9
Belgium	1.8
Hong Kong	1.1
Other (less than 1.0%)	3.0

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of October 31, 2007. The Fund’s composition is subject to change.

4   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/28/02
Without Sales Charge		19.93%	19.69%	8.88%
With Sales Charge*		13.63	18.40	8.29
CLASS B SHARES	2/28/02
Without CDSC		19.25	19.04	8.54
With CDSC**		14.25	18.84	8.54
CLASS C SHARES	1/31/03
Without CDSC		19.25	19.03	8.54
With CDSC***		18.25	19.03	8.54
CLASS R5 SHARES****	5/15/06	20.45	20.14	9.12
SELECT CLASS SHARES	1/01/97	20.21	20.07	9.08

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

****	Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.

TEN YEAR PERFORMANCE (10/31/97 TO 10/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class B and R Class Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than Select Class Shares.

Returns for Class C Shares prior to its inception date are based on the performance of Class B Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Equity Fund, MSCI EAFE Index and Lipper International Large-Cap Core Funds Index from October 31, 1997 to October 31, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE (Europe, Australasia, Far East) Index is a representation (or model) of the world’s equity markets, excluding the U.S. and Canada. The Lipper International Large-Cap Core Funds Index is based on the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   5

JPMorgan International Equity Index Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2007 (Unaudited)

FUND FACTS

Fund Inception	October 28, 1992
Fiscal Year End	October 31
Net Assets as of 10/31/2007 (In Thousands)	$1,770,009
Primary Benchmark	MSCI EAFE GDP Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan International Equity Index Fund, which seeks to provide investment results that correspond to the aggregate price and dividend performance of the securities in the MSCI EAFE GDP Index*, returned 29.02%** (Select Class Shares) for the 12 months ended October 31, 2007, compared to the 26.34% return for the MSCI EAFE GDP Index over the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	International equity markets were strong during the period. With the exception of Ireland, all of the MSCI EAFE GDP Index country constituents produced positive returns for the year. Finland and Hong Kong led the way, returning 53.17% and 42.94%, respectively, while the bottom two countries were Japan and Ireland with returns of 0.39% and –9.56%, respectively.

The Fund’s strategy is not a full replication approach. The tracking error of this strategy can be attributed to not owning all of the names in the index and the Fund’s exposure to emerging market stocks. The Fund also seeks to achieve a correlation of 0.90 with the stated benchmark. The Fund’s off-benchmark exposure to emerging market stocks and the outperformance of emerging markets relative to developed markets over the period contributed to the positive return.

The Fund, in terms of regions, saw Asia ex-Japan and Europe ex-U.K. performing the strongest with returns of 40.04% and 18.34%, respectively. The U.K. and Japan lagged, but yielded positive returns with 14.18% and 0.39%, respectively.

Q:	HOW WAS THE FUND MANAGED?

A:	This Fund is based on fundamental indexation. The Fund was well diversified for the period, with approximately 1,200 developed country stocks and approximately 200 emerging country stocks. The Fund’s emerging markets exposure is constructed so that countries are about equally weighted, with periodic rebalancing to return to this weighting. A combination of exchange-traded funds and futures were used to equitize marginal cash balances. At the end of the period, the Fund held 1.34% in cash and cash equivalents of which approximately 58% was equitized with futures. The Fund continues to closely track its internal benchmark consistent with the index strategy, providing broad passive international exposure for U.S. investors. We continue to believe that our custom index will outperform the conventional MSCI EAFE Index over the long-term.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	ENI S.p.A (Italy)	1.4%
2.	E.ON AG (Germany)	1.3
3.	Telefonica S.A. (Spain)	1.3
4.	Banco Santander Central Hispano S.A. (Spain)	1.3
5.	Siemens AG (Germany)	1.3
6.	Total S.A. (France)	1.2
7.	DaimlerChrysler AG (Germany)	1.1
8.	Allianz SE (Germany)	1.1
9.	Toyota Motor Corp. (Japan)	1.0
10.	Intesa Sanpaolo S.p.A. (Italy)	1.0

PORTFOLIO COMPOSITION BY COUNTRY***

Japan	19.0%
Germany	14.0
United Kingdom	9.8
France	9.5
Italy	8.4
Spain	6.2
Australia	4.0
Netherlands	3.6
Sweden	1.7
Switzerland	1.7
Greece	1.6
Belgium	1.6
Norway	1.5
Austria	1.3
Hong Kong	1.3
Denmark	1.2
Finland	1.1
Other (less than 1.0%)	12.5

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of October 31, 2007. The Fund’s composition is subject to change.

6   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	4/23/93
Without Sales Charge		28.72%	24.97%	10.00%
With Sales Charge*		21.94	23.63	9.41
CLASS B SHARES	1/14/94
Without CDSC		27.87	24.08	9.36
With CDSC**		22.87	23.91	9.36
CLASS C SHARES	11/4/97
Without CDSC		27.83	24.07	9.28
With CDSC***		26.83	24.07	9.28
SELECT CLASS SHARES	10/28/92	29.02	25.29	10.29

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/97 TO 10/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Historical performance shown for Class C Shares prior to their inception is based on the performance of Select Class Shares, the original class offered. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Equity Index Fund, MSCI EAFE GDP Index and Lipper International Multi-Cap Core Index from October 31, 1997 to October 31, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE GDP Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains, if any, of the securities included in the benchmark. The performance of the Lipper International Multi-Cap Core Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE GDP Index measures the performance of international stock markets. The Lipper International Multi-Cap Core Index is an index based on the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside of the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B Shares automatically convert to Class A Shares after 8 years, the average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   7

JPMorgan International Opportunities Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2007 (Unaudited)

FUND FACTS

Fund Inception	February 26, 1997
Fiscal Year End	October 31
Net Assets as of 10/31/2007 (In Thousands)	$233,826
Primary Benchmark	MSCI EAFE Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan International Opportunities Fund, which seeks to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets*, returned 24.58%** (Institutional Class Shares) for the 12 months ended October 31, 2007, compared to the 24.91% return for the MSCI EAFE Index over the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection at the regional level, with the U.K. hurting returns and exposure to emerging markets aiding the Fund’s performance. Holdings in technology and industrial cyclical sectors detracted from performance, but stock selection in the telecommunications and retail sectors had a positive impact.

The largest detractor during the year was Wolseley plc, a U.K. distributor of plumbing and heating equipment. The company’s shares fell after it announced its first profit decline in six years. While sales growth in Europe was generally strong, the building supply business in the U.S. was very weak, reflecting the slowdown in the U.S. housing market.

On the upside, Vedanta Resources plc, the India-based producer of copper and zinc, contributed positively to performance. The company demonstrated solid financial results, strong growth and has ambitious expansion plans in aluminum, zinc, copper and iron ore. Vedanta also diversified within the metal industry, successfully delivering on results.

Q:	HOW WAS THE FUND MANAGED?

A:	Fundamental research is the cornerstone of the Fund. The Fund is managed by a team of highly experienced portfolio managers, whose efforts are underpinned by approximately 60 analysts who comprise our global sector teams. Using a proprietary dividend discount model, our analysts identify the most attractively valued stocks in each sector. Focusing on these names, portfolio managers and analysts then work closely together to pinpoint specific catalysts that will enable stocks to realize their inherent worth. The Fund is constructed on a bottom-up basis, investing in the most attractive names in each sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Vodafone Group plc (United Kingdom)	3.2%
2.	HSBC Holdings plc (United Kingdom)	2.8
3.	Total S.A. (France)	2.5
4.	Banco Santander Central Hispano S.A. (Spain)	2.0
5.	ING Groep N.V. CVA (Netherlands)	1.8
6.	Royal KPN N.V. (Netherlands)	1.8
7.	BG Group plc (United Kingdom)	1.8
8.	Tesco plc (United Kingdom)	1.7
9.	E.ON AG (Germany)	1.7
10.	Roche Holding AG (Switzerland)	1.7

PORTFOLIO COMPOSITION BY COUNTRY***

United Kingdom	23.4%
Japan	16.1
Germany	12.6
France	9.5
Netherlands	4.9
Switzerland	3.2
Spain	2.9
Australia	2.3
South Korea	2.0
Italy	1.9
Singapore	1.9
Sweden	1.9
Finland	1.9
Austria	1.7
Taiwan	1.6
Luxembourg	1.5
Israel	1.4
Cyprus	1.3
Norway	1.2
Hong Kong	1.0
Other (less than 1.0%)	1.8
Short-Term Investments	4.0

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of October 31, 2007. The Fund’s composition is subject to change.

8   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/10/01
Without Sales Charge		23.98%	21.30%	7.78%
With Sales Charge*		17.48	19.98	7.20
CLASS B SHARES	9/10/01
Without CDSC		23.37	20.72	7.46
With CDSC**		18.37	20.53	7.46
CLASS C SHARES	7/31/07
Without CDSC		23.37	20.72	7.46
With CDSC***		22.37	20.72	7.46
SELECT CLASS SHARES	9/10/01	24.29	21.91	8.14
INSTITUTIONAL CLASS SHARES	2/26/97	24.58	22.21	8.44

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/97 TO 10/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Prior to September 7, 2001 operated in a master feeder structure. The returns for the Institutional Class Shares prior to September 7, 2001 reflect the performance of the institutional feeder of the International Opportunities Portfolio, whose historical expenses were substantially similar to those of the Institutional Class Shares. The returns for the Select Class Shares before they were launched on September 10, 2001 reflect the performance of the retail feeder. The historical expenses of the retail feeder are substantially similar to those of the Select Class Shares.

Returns for Class A and Class B Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than Select Class Shares.

Returns for Class C Shares prior to its inception date are based on the performance of Class B Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan International Opportunities Fund, MSCI EAFE Index and Lipper International Large-Cap Core Funds Index from October 31, 1997 to October 31, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE (Europe, Australasia, Far East) Index is a representation (or model) of the performance of the world’s equity markets, excluding the U.S. and Canada. The Lipper International Large-Cap Core Funds Index is based on the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   9

JPMorgan International Realty Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2007 (Unaudited)

FUND FACTS

Fund Inception	November 30, 2006
Fiscal Year End	October 31
Net Assets as of 10/31/2007 (In thousands)	$38,323
Primary Benchmark	MSCI EAFE Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan International Realty Fund, which seeks long-term capital growth*, returned 13.92%** (Class C Shares, no contingent deferred sales charge) for the since-inception period ended October 31, 2007, compared to the 21.29% return for the MSCI EAFE Index and 14.71% return for the GPR 250 ex.-U.S. Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmarks for the period due primarily to sector overweight positions in Germany and Japan, and an underweight in Hong Kong.

One of the top detractors from performance was the Japanese real estate investment trust (REIT) management company, Pacific Management Corp. Although the company is continuing to expand through diversification of its portfolio, it has suffered from slowing growth in its assets under management.

Another top detractor was British Land Co., plc., the U.K.-based property investment company. Shares declined for this liquid large-cap property holding as expectations that capitalization rates would rise in the London commercial property market, thus deflating property values, weighed on the sector. The continued credit crunch could potentially reduce growth prospects further.

Another detractor to performance was Japanese REIT, Japan Hotel and Resort, Inc. While private equity investors reportedly were interested in Japanese hotel properties, a potential catalyst for the sector, shares fell when the company reported declining earnings due to lower occupancy rates and ongoing renovations. In addition, concerns of possible price-cutting pressures from competitors and higher financing costs weighed down the stock in the period.

On the positive side, stock selection in the U.K., an underweight position in Austria and an overweight in South Africa added to the Fund’s returns.

At the stock level, a top performer was the South African-based property company, Growthpoint Properties Ltd. Shares appreciated throughout the period as the company implemented a series of acquisitions to further fuel growth. Growthpoint also internalized its management, a move that was viewed positively because it aligned management’s interests with shareholders.

Another top performer in the period was the Canadian commercial REIT, Artis REIT. The company benefited from holdings that are focused on the booming Alberta property market, particularly in Calgary where demand for the region’s oil has driven growth across most sectors of the economy. Artis also experienced a rise in its shares due to a series of opportune acquisitions, an appreciation of property values and lease renewals at increasingly higher rates.

Our underweight in Meinl European Land, the Austrian REIT, as well as the overall Austrian property market, contributed positively to performance. Meinl’s shares fell as the company engineered a large buyback at a premium to book value without notifying shareholders, leading analysts to view this as destroying value, and shareholders to file a lawsuit against the company.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund seeks to achieve consistent long-term returns (appreciation and income) that exceed the total return of its benchmark by investing in a diversified portfolio composed primarily of equity REITs. We draw upon our network of REIT specialists, global economists, equity and fixed income research analysts and real estate investors to develop a sustainable information advantage. We project long-term cash flow for each company and value REITs using a proprietary dividend discount model. Stock selection, not sector or country bets, is the primary driver of performance.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Mitsubishi Estate Co., Ltd. (Japan)	7.4%
2.	Mitsui Fudosan Co., Ltd. (Japan)	6.9
3.	Sun Hung Kai Properties Ltd. (Hong Kong)	4.6
4.	Unibail-Rodamco (France)	4.2
5.	Hang Lung Properties Ltd. (Hong Kong)	4.1
6.	Stockland (Australia)	3.5
7.	ING Office Fund (Australia)	3.5
8.	Sumitomo Realty & Development Co., Ltd. (Japan)	3.4
9.	Nippon Building Fund, Inc. (Japan)	2.7
10.	CapitaLand Ltd. (Singapore)	2.5

PORTFOLIO COMPOSITION BY COUNTRY***

Japan	27.8%
Hong Kong	14.7
Australia	11.2
Singapore	9.4
United Kingdom	8.3
France	5.5
Germany	4.7
Finland	4.2
Canada	3.5
South Africa	3.0
Austria	2.5
Sweden	2.1
Other (less than 1.0%)	0.5
Short-Term Investment	2.6

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of October 31, 2007. The Fund’s composition is subject to change.

10   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2007

	INCEPTION DATE OF CLASS	SINCE INCEPTION
CLASS A SHARES	11/30/06
Without Sales Charge		14.44%
With Sales Charge*		8.43
CLASS C SHARES	11/30/06
Without CDSC		13.92
With CDSC**		12.92
CLASS R5 SHARES***	11/30/06	14.95
SELECT CLASS SHARES	11/30/06	14.73

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 1% CDSC (contingent deferred sales charge) for the one year period.

***	Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.

FUND INCEPTION (11/30/06 TO 10/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Realty Fund, MSCI EAFE Index and the Lipper Real Estate Funds Index from November 30, 2006 to October 31, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE Index and the GPR 250 Global (ex United States) Index do not reflect the deduction of expenses or sales charges associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Real Estate Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE (Europe, Australia, Far East) Index is a representation (or model) of the performance of the world’s equity markets, excluding the U.S. and Canada. The GPR 250 Global (ex United States) Index is a subset of the GPR 250 Property Securities Index, where the GPR 250 Property Securities Index consists of the 250 most liquid property companies worldwide and uses the tradeable market capitalizations of these companies as index weights and the GPR 250 Global (ex United States) Index excludes all US companies. The GPR 250 Global (ex United States) Index returns are calculated net of withholding tax. The Lipper Real Estate Funds Index represents the total returns of funds in the indicated categories, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay of Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   11

JPMorgan International Value Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2007 (Unaudited)

FUND FACTS

Fund Inception	November 4, 1993
Fiscal Year End	October 31
Net Assets as of 10/31/2007 (In Thousands)	$1,071,499
Primary Benchmark	MSCI EAFE Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan International Value Fund, which seeks to provide high total return from a portfolio of foreign company equity securities*, returned 27.10%** (Institutional Class Shares) for the 12 months ended October 31, 2007, compared to the 21.33% return for the MSCI EAFE Value Index over the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due primarily to regional stock selection. Europe aided returns the most during the year, but lack of exposure in the Pacific Rim held back performance. On a sector level, basic industries and telecommunications stocks contributed positively to performance, while technology and banking detracted.

Bayer AG, the Germany-based drug and chemical company, was the largest contributor to returns. The company continued to generate stronger-than-expected earnings resulting from its earlier acquisition of Schering. Bayer’s second-quarter earnings, which beat expectations, came on the back of stronger-than-expected results in previous quarters. India’s largest producer of copper and zinc, Vedanta Resources, also aided returns in the period. The company demonstrated solid financial results, strong growth and ambitious expansion plans in aluminum, zinc, copper and iron ore. Vedanta also successfully diversified within the metal industry, successfully delivering on projects.

Conversely, the Fund’s returns were hindered by Japanese banks, which have fared poorly through much of the period. The Fund’s position in Sumitomo Mitsui Financial Group detracted from performance. The stock suffered as sluggish domestic demand curbed loan growth, and the inability of the Bank of Japan to raise rates in the face of a fragile economic environment kept a lid on interest margins. To top things off, the stock was affected by concerns about possible exposure to U.S. sub-prime mortgages. In addition, TNT N.V., Europe’s second biggest express and mail delivery services company, held back the Fund in the period. The outlook for the company’s earnings had been weakened by more cautious near-term bulk mail prices and some investors were concerned that European express mail volumes would decrease as reported recently in the U.S. On top of this, the European Union delayed the liberalization of the postal markets.

Q:	HOW WAS THE FUND MANAGED?

A:	Fundamental research is the cornerstone of the Fund. The Fund is managed by a team of highly experienced portfolio managers, whose efforts are underpinned by approximately 60 analysts comprising our global sector teams. Utilizing a proprietary dividend discount model, our analysts identify the most attractively valued stocks in each sector. Taking the most undervalued names, portfolio managers and analysts then work closely together to pinpoint specific catalysts that will enable stocks to realize their inherent worth. The Fund is constructed on a bottom-up basis, investing in the most attractive names in each sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	HSBC Holdings plc (United Kingdom)	4.2%
2.	Vodafone Group plc (United Kingdom)	3.8
3.	Royal Dutch Shell plc, Class A (Netherlands)	3.7
4.	Banco Santander S.A. (Spain)	3.6
5.	E.ON AG (Germany)	3.1
6.	BP plc (United Kingdom)	3.1
7.	Total S.A. (France)	3.0
8.	ING Groep N.V. CVA (Netherlands)	2.8
9.	Daimler AG (Germany)	2.7
10.	Royal Bank of Scotland Group plc (United Kingdom)	2.2

PORTFOLIO COMPOSITION BY COUNTRY***

United Kingdom	20.9%
Japan	17.6
Germany	15.4
Netherlands	9.1
France	7.3
Spain	3.6
Italy	2.9
Switzerland	2.2
Greece	2.1
Brazil	2.1
Taiwan	1.9
Finland	1.7
Singapore	1.5
Austria	1.5
Belgium	1.5
Cyprus	1.2
Luxembourg	1.2
Israel	1.2
Norway	1.1
Hong Kong	1.1
South Korea	1.1
Other (less than 1.0%)	1.8

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of October 31, 2007. The Fund’s composition is subject to change.

12   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/28/01
Without Sales Charge		26.60%	26.64%	9.69%
With Sales Charge*		19.97	25.27	9.09
CLASS B SHARES	9/28/01
Without CDSC		25.96	26.01	9.38
With CDSC**		20.96	25.85	9.38
CLASS C SHARES	7/11/06
Without CDSC		25.96	26.01	9.38
With CDSC***		24.96	26.01	9.38
SELECT CLASS SHARES	9/10/01	26.91	26.87	9.83
INSTITUTIONAL CLASS SHARES	11/4/93	27.10	27.23	10.17

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/97 to 10/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Prior to September 7, 2001 operated in a master feeder structure. The returns for the Institutional Class Shares prior to September 7, 2001 reflect the performance of the institutional feeder of the International Equity Portfolio, whose historical expenses were substantially similar to those of the Institutional Class Shares. The returns for the Select Class Shares before they were launched on September 10, 2001 reflect the performance of the retail feeder. The historical expenses of the retail feeder are substantially similar to those of the Select Class Shares.

Returns for Class A and Class B Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than Select Class Shares. Effective December 19, 2001, the Fund changed its investment strategy to a value strategy, which resulted in a restructuring of the portfolio.

The performance of Class C Shares is based on the performance of Class B Shares of the Fund. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan International Value Fund, MSCI EAFE Value Index and Lipper International Large-Cap Value Funds Average from October 31, 1997 to October 31, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper International Large-Cap Value Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE Value Index is a representation (or model) of the value or vested stocks in the world’s equity markets, excluding the U.S. and Canada. The Lipper International Large-Cap Value Funds Average is based on the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   13

JPMorgan Intrepid International Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2007 (Unaudited)

FUND FACTS

Fund Inception	April 30, 2001
Fiscal Year End	October 31
Net Assets as of 10/31/2007 (In Thousands)	$2,364,643
Primary Benchmark	MSCI EAFE Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Intrepid International Fund, which seeks to maximize long-term capital growth by investing primarily in equity securities in developed markets outside the U.S.*, returned 28.04%** (Institutional Class Shares) over the 12 months ended October 31, 2007, compared to the 24.91% return for the MSCI EAFE Index over the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period. At the regional level, the Fund’s exposure to emerging markets had a positive effect to relative performance, while our holdings in the U.K. held the portfolio back. At the sector level, industrials and materials aided returns the most, and financials and healthcare detracted the most.

In style terms, the Fund’s overweight position in growth proved to be beneficial while value detracted from overall performance. Size was mildly negative as we were modestly underweight in large cap stocks. The Fund continues to have multi-cap exposure with stocks showing growth and value characteristics.

The Fund is diversified, with individual names making only small contributions. Among the contributors was Brazilian integrated oil and gas company Petroleo Brasileiro, which reflected not only the strength in crude oil and investor appetite for emerging markets, but also the continued success of its exploration program. The crude oil market has remained buoyant throughout the year as geopolitical tensions and strong demand have perpetuated perceptions of market tightness.

Conversely, our underweight in Daimler AG, a Germany-based automaker, detracted from relative performance. The shares rallied sharply in the period as the company moved to dispose of its troubled Chrysler unit. With the sale of Chrysler to Cerberus Capital Management completed in August 2007, Daimler’s stock soared as Chrysler has long been viewed as a major weight on the company’s performance.

Q:	HOW WAS THE FUND MANAGED?

A:	Our investment philosophy and process is based on exploiting inefficiencies and anomalies that exist at the extremes of the growth and value spectrum of the equity market. We use proprietary screens with a fundamental validation to identify some of the best investment opportunities in a universe of approximately 2,000 names. The Fund is constructed so that stock and style factors are the drivers of excess returns.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	HSBC Holdings plc (United Kingdom)	2.0%
2.	Royal Dutch Shell plc, Class B (Netherlands)	1.9
3.	BHP Billiton Ltd. (Australia)	1.8
4.	Vodafone Group plc (United Kingdom)	1.8
5.	BP plc (United Kingdom)	1.7
6.	Nestle S.A. (Switzerland)	1.6
7.	Nokia OYJ (Finland)	1.4
8.	Telefonica S.A. (Spain)	1.2
9.	Banco Santander Central Hispano S.A. (Spain)	1.0
10.	E.ON AG (Germany)	1.0

PORTFOLIO COMPOSITION BY COUNTRY***

United Kingdom	19.0%
Japan	18.5
Switzerland	8.4
France	8.2
Germany	8.1
Hong Kong	4.6
Netherlands	4.6
Spain	3.8
Australia	3.4
Italy	3.4
Sweden	2.0
Finland	2.0
Norway	1.8
Denmark	1.7
Singapore	1.6
India	1.1
Other (less than 1.0%)	7.8

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of October 31, 2007. The Fund’s composition is subject to change.

14   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	4/30/01
Without Sales Charge		27.42%	21.60%	10.67%
With Sales Charge*		20.71	20.30	9.76
CLASS C SHARES	2/28/06
Without CDSC		26.79	21.40	10.53
With CDSC**		25.79	21.40	10.53
SELECT CLASS SHARES	2/28/06	27.69	22.22	11.32
INSTITUTIONAL CLASS SHARES	4/30/01	28.04	22.32	11.39

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (4/30/01 TO 10/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on April 30, 2001.

Returns for Class C Shares prior to its inception date are based on the performance of the Class A Shares. The actual returns for Class C Shares would have been lower than shown because Class C Shares have higher expenses than Class A Shares.

Returns for Select Class Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns for Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Intrepid International Fund, MSCI EAFE Index and Lipper International Large-Cap Core Funds Index from April 30, 2001 to October 31, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE (Europe, Australasia, Far East) Index is a representation (or model) of the performance of the world’s equity markets, excluding the U.S. and Canada. The Lipper International Large-Cap Core Funds Index is based on the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   15

JPMorgan Emerging Markets Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 96.9% (l)
	Common Stocks — 94.4%
	Argentina — 0.4%
94	Banco Macro S.A. ADR	2,588
	Austria — 1.3%
50	Raiffeisen International Bank Holding AG (c)	8,266
	Brazil — 14.3%
72	Cia de Bebidas das Americas ADR	5,913
1,182	Cia Vale do Rio Doce ADR	37,327
122	Gol Linhas Aereas Inteligentes S.A. ADR	3,341
510	Petroleo Brasileiro S.A. ADR	42,458
		89,039
	Cayman Islands — 1.3%
3,226	Agile Property Holdings Ltd.	7,830
	Chile — 0.7%
83	Banco Santander Chile S.A. ADR	4,375
	China — 5.1%
994	Anhui Conch Cement Co., Ltd., Class H	9,928
2,086	China National Building Material Co., Ltd., Class H	9,247
2,698	Shimao Property Holdings Ltd.	9,659
792	Tsingtao Brewery Co., Ltd., Class H	2,827
		31,661
	Egypt — 3.2%
96	Orascom Construction Industries	8,700
790	Orascom Telecom Holding SAE	11,305
		20,005
	Hong Kong — 7.5%
1,455	China Mobile Ltd.	30,080
541	Esprit Holdings Ltd.	9,032
2,242	GOME Electrical Appliances Holdings Ltd.	5,042
841	Yue Yuen Industrial Holdings Ltd.	2,594
		46,748
	Hungary — 1.3%
2	OTP Bank Nyrt.	87
55	OTP Bank Nyrt. ADR (e)	5,890
—(h)	Richter Gedeon Nyrt.	44
11	Richter Gedeon Nyrt. ADR (e)	2,323
		8,344
	India — 11.0%
167	ACC Ltd.	4,617
772	Ambuja Cements Ltd. GDR	2,850
605	Bharti Airtel Ltd. (a)	15,571
129	Hero Honda Motors Ltd.	2,392
346	Housing Development Finance Corp.	24,612
235	Indiabulls Real Estate Ltd. (a)	3,929
107	Infosys Technologies Ltd.	5,046
104	Infosys Technologies Ltd. ADR	5,290
469	Zee Entertainment Enterprises Ltd.	3,979
		68,286
	Indonesia — 2.1%
5,324	Bank Rakyat Indonesia	4,597
114	Telekomunikasi Indonesia TBK PT ADR	5,515
3,783	Unilever Indonesia TBK PT	2,794
		12,906
	Israel — 1.6%
231	Teva Pharmaceutical Industries Ltd. ADR	10,177
	Luxembourg — 0.9%
102	Tenaris S.A. ADR	5,484
	Mexico — 7.0%
357	America Movil S.A.B. de C.V., Series L ADR	23,338
330	Fomento Economico Mexicano S.A.B. de C.V. ADR	11,766
1,757	Grupo Financiero Banorte S.A.B. de C.V.	8,254
		43,358
	Myanmar — 0.5%
278	British American Tobacco Malaysia BHD	3,368
	Russia — 5.7%
78	Mechel ADR	6,558
22	OAO Gazprom ADR	1,126
98	OAO Gazprom ADR	4,901
43	OGK-5 Holding GDR (a) (f) (i)	364
2,524	Sberbank	10,910
18	TGK-5 Holding GDR (a) (f) (i)	71
53	Unified Energy System GDR (a)	6,407
167	Vimpel-Communications ADR	5,510
		35,847
	South Africa — 11.9%
1,164	African Bank Investments Ltd. (c)	6,510
2,125	FirstRand Ltd.	8,455
333	Impala Platinum Holdings Ltd.	12,583
79	Imperial Holdings Ltd.	1,606
406	Massmart Holdings Ltd.	5,090
799	MTN Group Ltd.	15,581
2,217	Network Healthcare Holdings Ltd. (a) (c)	4,483
275	Sasol Ltd.	14,051
1,763	Steinhoff International Holdings Ltd.	5,486
		73,845

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	South Korea — 10.7%
52	Hyundai Mobis	5,264
73	Hyundai Motor Co.	5,814
105	Kookmin Bank	8,572
221	KT&G Corp. GDR (e)	8,870
15	POSCO	10,913
23	Samsung Electronics Co., Ltd.	14,111
16	Shinsegae Co., Ltd.	12,820
		66,364
	Taiwan — 4.5%
1,912	HON HAI Precision Industry Co., Ltd.	14,656
478	President Chain Store Corp.	1,424
3,053	Taiwan Semiconductor Manufacturing Co., Ltd.	6,101
531	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	5,659
		27,840
	Turkey — 2.7%
458	Akbank TAS	4,219
539	Anadolu Efes Biracilik Ve Malt Sanayii AS	6,654
336	Migros Turk TAS	5,925
		16,798
	United Kingdom — 0.7%
68	Anglo American plc (c)	4,715
	Total Common Stocks (Cost $294,214)	587,844
	Preferred Stock — 2.5%
	Brazil — 2.5%
562	Banco Itau Holding Financeira S.A. (Cost $6,259)	15,946
	Total Long-Term Investments (Cost $300,473)	603,790
Short-Term Investment — 2.0%
	Investment Company — 2.0%
12,178	JPMorgan Prime Money Market Fund, Institutional Class (b) (Cost $12,178)	12,178

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 1.7%
	Repurchase Agreements — 1.7%
2,186	Banc of America Securities LLC, 4.93%, dated 10/31/07, due 11/01/07, repurchase price $2,186, collateralized by U.S. Government Agency Mortgages	2,186
2,100	Barclays Capital, 4.92%, dated 10/31/07, due 11/01/07, repurchase price $2,100, collateralized by U.S. Government Agency Mortgages	2,100
2,100	Bear Stearns Cos., Inc., 4.94%, dated 10/31/07, due 11/01/07, repurchase price $2,100, collateralized by U.S. Government Agency Mortgages	2,100
2,100	Credit Suisse First Boston LLC, 4.95%, dated 10/31/07, due 11/01/07, repurchase price $2,100, collateralized by U.S. Government Agency Mortgages	2,100
2,100	Lehman Brothers, Inc., 4.93%, dated 10/31/07, due 11/01/07, repurchase price $2,100, collateralized by U.S. Government Agency Mortgages	2,100
	Total Investments of Cash Collateral for Securities on Loan (Cost $10,586)	10,586
	Total Investments — 100.6% (Cost $323,237)	626,554
	Liabilities in Excess of Other Assets — (0.6)%	(3,656)
	NET ASSETS — 100.0%	$622,898

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   17

JPMorgan Emerging Markets Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007 (continued)

Summary of Investments by Industry, October 31, 2007

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments (excluding Investments of Cash Collateral for Securities on Loan):

INDUSTRY	PERCENTAGE
Wireless Telecommunication Services	16.5%
Commercial Banks	12.0
Metals & Mining	11.7
Oil, Gas & Consumable Fuels	10.1
Beverages	4.4
Construction Materials	4.3
Semiconductors & Semiconductor Equipment	4.2
Food & Staples Retailing	4.1
Thrifts & Mortgage Finance	4.0
Real Estate Management & Development	3.5
Diversified Financial Services	2.4
Electronic Equipment & Instruments	2.4
Specialty Retail	2.3
Pharmaceuticals	2.0
Tobacco	2.0
IT Services	1.7
Construction & Engineering	1.4
Automobiles	1.3
Electric Utilities	1.1
Other (less than 1.0%)	6.6
Short-Term Investment	2.0

SEE NOTES TO FINANCIAL STATEMENTS.

18   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

JPMorgan International Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 100.2% (l)
	Common Stocks — 100.2%
	Argentina — 0.0% (g)
55	IMPSAT Fiber Networks, Inc. (a) (f) (i)	—	(h)
	Australia — 2.5%
1,753	BHP Billiton Ltd.	76,326
110	Rio Tinto Ltd.	11,425
		87,751
	Belgium — 1.8%
963	Dexia S.A. (c)	31,051
1,010	Fortis	32,435
		63,486
	Brazil — 2.9%
1,510	Cia Vale do Rio Doce ADR	56,894
462	Petroleo Brasileiro S.A. ADR	44,184
		101,078
	Egypt — 0.3%
49	Orascom Construction Industries GDR	8,957
	Finland — 2.0%
1,766	Nokia OYJ	70,123
	France — 13.9%
407	Accor S.A. (c)	39,002
1,540	AXA S.A. (c)	69,191
511	BNP Paribas	56,630
331	Cie de Saint-Gobain (c)	35,681
328	Imerys S.A. (c)	32,000
292	Lafarge S.A. (c)	47,737
191	Pernod-Ricard S.A. (c)	44,231
419	Sanofi-Aventis (c)	36,853
1,633	Total S.A.	131,762
		493,087
	Germany — 6.6%
113	BASF AG	15,663
807	Deutsche Post AG (c)	24,433
280	E.ON AG	54,766
163	Linde AG (c)	20,673
657	SAP AG	35,705
460	Siemens AG (c)	62,870
644	Symrise AG (a)	19,238
		233,348
	Hong Kong — 1.1%
2,276	Esprit Holdings Ltd.	38,012
	Ireland — 0.7%
229	Bank of Ireland	4,233
1,177	Bank of Ireland	21,699
		25,932
	Italy — 5.0%
2,608	ENI S.p.A. (c)	95,224
4,722	Intesa Sanpaolo S.p.A.	37,456
5,098	UniCredito Italiano S.p.A.	43,854
		176,534
	Japan — 19.4%
780	Astellas Pharma, Inc.	34,630
2,308	Bank of Yokohama Ltd. (The)	16,377
770	Canon, Inc.	38,955
457	Daikin Industries Ltd.	23,032
3	East Japan Railway Co.	27,299
126	Hirose Electric Co., Ltd. (c)	15,074
1,024	Honda Motor Co., Ltd.	38,346
3	Japan Tobacco, Inc.	19,514
361	Komatsu Ltd.	12,096
2,054	Mitsubishi Corp.	63,964
4,236	Mitsubishi UFJ Financial Group, Inc.	42,386
1,274	Mitsui Fudosan Co., Ltd.	35,244
4	Mizuho Financial Group, Inc.	19,784
549	Nidec Corp. (c)	41,258
2,767	Nissan Motor Co., Ltd.	31,745
374	Nitto Denko Corp. (c)	18,259
942	Nomura Holdings, Inc.	16,786
569	Seven & I Holdings Co., Ltd.	14,703
404	Shin-Etsu Chemical Co., Ltd.	25,934
204	SMC Corp. (c)	27,259
848	Sony Corp. (c)	41,870
2,562	Sumitomo Corp.	44,640
4	Sumitomo Mitsui Financial Group, Inc.	36,230
		685,385
	Mexico — 0.5%
522	Fomento Economico Mexicano S.A.B. de C.V. ADR	18,578
	Netherlands — 4.0%
1,179	ING Groep N.V. CVA	53,285
702	Koninklijke Philips Electronics N.V.	29,062
1,488	Reed Elsevier N.V.	28,930
991	Wolters Kluwer N.V.	31,120
9	World Online International N.V. (a) (f) (i)	—	(h)
		142,397

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   19

JPMorgan International Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	South Korea — 0.7%
78	Samsung Electronics Co., Ltd. GDR (e)	23,859
4	Samsung Electronics Co., Ltd. GDR (e)	1,288
		25,147
	Spain — 1.9%
1,894	Banco Bilbao Vizcaya Argentaria S.A. (c)	47,925
267	Inditex S.A. (c)	19,971
		67,896
	Switzerland — 11.5%
1,462	ABB Ltd.	44,185
533	Adecco S.A.	32,110
361	Holcim Ltd.	41,252
144	Nestle S.A.	66,638
924	Novartis AG	49,144
314	Roche Holding AG	53,569
1,435	UBS AG	76,938
140	Zurich Financial Services AG	42,224
		406,060
	Taiwan — 0.8%
2,621	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	27,912
	United Kingdom — 24.6%
5,218	Barclays plc	66,043
2,092	BG Group plc	38,782
2,278	Burberry Group plc	29,235
2,301	Centrica plc	17,684
2,480	GlaxoSmithKline plc	63,703
563	HSBC Holdings plc	11,152
6,179	HSBC Holdings plc	121,800
3,322	ICAP plc	40,562
6,407	Kingfisher plc	26,371
2,795	Man Group plc	34,345
128	Rio Tinto plc	11,975
998	Schroders plc	32,065
2,987	Smith & Nephew plc	40,448
1,932	Standard Chartered plc	75,147
7,621	Tesco plc	77,527
21,787	Vodafone Group plc	85,853
5,181	Wm Morrison Supermarkets plc	31,980
1,877	Wolseley plc	32,642
2,339	WPP Group plc	32,004
		869,318
	Total Long-Term Investments (Cost $2,268,163)	3,541,001

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 9.9%
	Certificates of Deposit — 3.3%
5,000	Bank of New York, FRN, 5.40%, 05/02/08	4,999
20,000	Barclays, London, (United Kingdom) FRN, 5.35%, 04/04/08	20,000
51,650	Canadian Imperial Bank of Commerce, New York, FRN, 4.62%, 02/14/08	51,647
21,475	Deutsche Bank AG, New York NY, (Germany) FRN, 5.03%, 01/22/08	21,475
3,000	Natexis Banques Populaires, New York, FRN, 4.62%, 01/28/08	3,000
16,250	Natexis Banques Populaires, New York, FRN, 4.64%, 01/09/08	16,250
		117,371
	Commercial Paper — 1.5%
19,000	Lexington Parker Capital, 5.17%, 11/14/07	18,910
20,000	Liberty Street Funding Co., 5.16%, 11/16/07	19,900
15,000	Working Capital Management Co., 4.90%, 11/19/07	14,962
		53,772
	Repurchase Agreement — 1.6%
57,264	Banc of America Securities LLC, 4.93%, dated 10/31/07, due 11/01/07, repurchase price $57,272, collateralized by U.S. Agency Mortgages	57,264
	Time Deposits — 3.5%
20,000	Banco Comercial Portugues, S.A., (Portugal) 5.40%, 01/07/08	20,000
20,000	Banesto S.A., Madrid, (Spain) 5.36%, 01/14/08	20,000
20,000	Bayerische Landesbank, (Germany) 5.15%, 11/05/07	20,000
41,000	Lehman Brothers Bankhaus, AG, FRN, 4.59%, 12/11/07	41,000
20,000	Nordeutsche Landesbank G.C., (Germany) 5.25%, 12/24/07	20,000
		121,000
	Total Investments of Cash Collateral for Securities on Loan (Cost $349,407)	349,407
	Total Investments — 110.1% (Cost $2,617,570)	3,890,408
	Liabilities in Excess of Other Assets — (10.1)%	(356,061)
	NET ASSETS — 100.0%	$3,534,347

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

20   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

Summary of Investments by Industry, October 31, 2007

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments (excluding Investments of Cash Collateral for Securities on Loan):

INDUSTRY	PERCENTAGE
Commercial Banks	17.8%
Oil, Gas & Consumable Fuels	8.8
Pharmaceuticals	6.7
Capital Markets	5.7
Metals & Mining	4.4
Trading Companies & Distributors	4.0
Food & Staples Retailing	3.5
Construction Materials	3.4
Insurance	3.1
Chemicals	2.8
Media	2.6
Diversified Financial Services	2.4
Specialty Retail	2.4
Wireless Telecommunication Services	2.4
Automobiles	2.0
Communications Equipment	2.0
Household Durables	2.0
Food Products	1.9
Beverages	1.8
Industrial Conglomerates	1.8
Building Products	1.7
Electronic Equipment & Instruments	1.6
Electric Utilities	1.5
Semiconductors & Semiconductor Equipment	1.5
Electrical Equipment	1.2
Health Care Equipment & Supplies	1.1
Hotels Restaurants & Leisure	1.1
Machinery	1.1
Office Electronics	1.1
Real Estate Management & Development	1.0
Software	1.0
Other (less than 1.0%)	4.6

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   21

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.1% (l)
	Common Stocks — 97.7%
	Argentina — 0.5%
112	BBVA Banco Frances S.A.	357
7	BBVA Banco Frances S.A. ADR	67
34	Grupo Financiero Galicia S.A. ADR (a) (c)	270
482	Petrobras Energia Participaciones S.A., Class B	575
16	Siderar SAIC, Class A	140
44	Telecom Argentina S.A. ADR (a) (c)	1,056
232	Tenaris S.A.	6,287
125	Transportadora de Gas del Sur S.A., Class B (a)	177
8	YPF S.A., Class D	366
		9,295
	Australia — 4.0%
25	ABC Learning Centres Ltd. (c)	156
28	AGL Energy Ltd. (c)	319
80	Alumina Ltd.	501
64	Amcor Ltd.	418
127	AMP Ltd.	1,216
10	Ansell Ltd. (c)	121
20	APN News & Media Ltd. (c)	98
25	Aristocrat Leisure Ltd. (c)	242
38	Asciano Group (a) (c)	298
12	ASX Ltd.	654
130	Australia & New Zealand Banking Group Ltd.	3,676
62	AXA Asia Pacific Holdings Ltd.	471
16	Babcock & Brown Ltd. (c)	464
230	BHP Billiton Ltd.	10,019
12	Billabong International Ltd. (c)	166
51	BlueScope Steel Ltd.	511
42	Boral Ltd.	267
108	Brambles Ltd.	1,442
9	Caltex Australia Ltd. (c)	190
60	Centro Properties Group	392
98	CFS Retail Property Trust, Unit	223
25	Challenger Financial Services Group Ltd. (c)	151
37	Coca-Cola Amatil Ltd.	355
4	Cochlear Ltd.	248
80	Coles Group Ltd.	1,209
91	Commonwealth Bank of Australia (c)	5,245
105	Commonwealth Property Office Fund, Unit (c)	155
36	Computershare Ltd. (c)	290
39	CSL Ltd.	1,317
62	CSR Ltd. (c)	198
177	DB RREEF Trust	346
21	Downer EDI Ltd. (c)	132
84	Fairfax Media Ltd.	374
8	Fortescue Metals Group Ltd. (a)	396
143	Foster’s Group Ltd.	855
41	Futuris Corp., Ltd. (c)	82
75	Goodman Fielder Ltd. (c)	147
102	Goodman Group (c)	663
144	GPT Group	624
37	Harvey Norman Holdings Ltd.	238
17	Iluka Resources Ltd. (c)	68
64	ING Industrial Fund, Unit (c)	166
124	Insurance Australia Group Ltd. (c)	545
10	Leighton Holdings Ltd. (c)	572
25	Lend Lease Corp., Ltd.	476
21	Lion Nathan Ltd.	181
48	Macquarie Airports	199
17	Macquarie Bank Ltd. (c)	1,378
20	Macquarie Communications Infrastructure Group (c)	108
187	Macquarie Infrastructure Group	556
129	Macquarie Office Trust, Unit	199
71	Mirvac Group (c)	386
44	Multiplex Group	208
115	National Australia Bank Ltd.	4,644
24	Newcrest Mining Ltd.	720
40	OneSteel Ltd.	261
20	Orica Ltd.	586
61	Origin Energy Ltd. (c)	526
36	Pacific Brands Ltd.	115
39	Paladin Resources Ltd.	306
32	PaperlinX Ltd.	82
3	Perpetual Ltd. (c)	188
31	Publishing & Broadcasting Ltd.	613
69	Qantas Airways Ltd.	383
59	QBE Insurance Group Ltd.	1,797
20	Rio Tinto Ltd. (c)	2,035
42	Santos Ltd.	557
20	Sonic Healthcare Ltd.	325
101	Stockland	851
65	Suncorp-Metway Ltd.	1,233
45	Symbion Health Ltd. (c)	172
37	TABCORP Holdings Ltd. (c)	541
76	Tattersall’s Ltd. (c)	298
311	Telstra Corp., Ltd.	1,360
38	Toll Holdings Ltd.	474
73	Transurban Group (c)	499

SEE NOTES TO FINANCIAL STATEMENTS.

22   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Australia — Continued
27		Wesfarmers Ltd. (c)	1,098
113		Westfield Group	2,306
131		Westpac Banking Corp.	3,666
33		Woodside Petroleum Ltd.	1,609
85		Woolworths Ltd.	2,661
10		WorleyParsons Ltd.	472
34		Zinifex Ltd. (c)	543
			70,832
		Austria — 1.3%
9		Andritz AG	635
2		Bank Austria Creditanstalt AG	447
6		BWIN Interactive Entertainment AG (a) (c)	210
47		Erste Bank der Oesterreichischen Sparkassen AG	3,820
4		Flughafen Wien AG	444
68		IMMOEAST AG (a)	828
132		IMMOFINANZ AG	1,578
4		Mayr Melnhof Karton AG	480
82		Meinl European Land Ltd. AG (a) (c)	1,159
45		OMV AG	3,415
8		Raiffeisen International Bank Holding AG	1,289
9		RHI AG (a)	470
96		Telekom Austria AG	2,775
14		Verbund—Oesterreichische Elektrizitaetswirtschafts AG, Class A	951
31		Voestalpine AG	2,765
10		Wiener Staedtische Versicherung AG	740
22		Wienerberger AG (c)	1,362
			23,368
		Belgium — 1.6%
17		AGFA-Gevaert N.V.	230
4		Bekaert S.A.	570
22		Belgacom S.A.	1,060
5		Colruyt S.A.	986
1		Compagnie Maritime Belge S.A.	64
2		Cumerio N.V./S.A.	96
—	(h)	D’Ieteren S.A.	174
14		Delhaize Group	1,382
94		Dexia S.A.	3,022
2		Euronav N.V.	47
206		Fortis	6,600
13		Groupe Bruxelles Lambert S.A.	1,614
33		InBev N.V.	3,096
34		KBC Groupe N.V.	4,737
7		Mobistar S.A. (c)	612
1		Omega Pharma S.A.	72
14		Solvay S.A., Class A	2,089
13		UCB S.A. (c)	774
3		Umicore	744
			27,969
		Bermuda — 0.1%
9		Frontline Ltd. (c)	427
3		Golar LNG Ltd.	70
56		SeaDrill Ltd. (a) (c)	1,341
			1,838
		Brazil — 0.2%
17		Centrais Eletricas Brasileiras S.A.	264
24		Cia Vale do Rio Doce	896
35		Petroleo Brasileiro S.A.	1,647
			2,807
		Chile — 0.6%
2,501		Banco Santander Chile S.A.	127
148		Cia de Telecomunicaciones de Chile S.A. ADR	1,447
33		Compania Cervecerias Unidas S.A. ADR	1,398
1,072		Distribucion y Servicio D&S, S.A.	652
24		Embotelladora Andina S.A. ADR	486
446		Empresa Nacional de Electricidad S.A.	697
4		Empresas CMPC S.A.	168
28		Empresas COPEC S.A.	501
202		Enersis S.A. ADR (c)	4,012
979		Masisa S.A.	234
20		Masisa S.A. ADR	235
75		SACI Falabella	444
			10,401
		China — 0.5%
35		BYD Co., Ltd., Class H (c)	326
1,030		China Construction Bank Corp., Class H	1,171
187		China Life Insurance Co. Ltd.	1,248
750		Datang International Power Generation Co., Ltd., Class H	853
128		Foxconn International Holdings Ltd. (a) (c)	357
314		Huaneng Power International, Inc., Class H	370
739		PetroChina Co., Ltd., Class H	1,907
1,193		Sinopec Yizheng Chemical Fibre Co., Ltd., Class H (a) (c)	622
54		Tencent Holdings Ltd.	463
102		Tingyi Cayman Islands Holding Corp.	156

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   23

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		China — Continued
283		Yanzhou Coal Mining Co., Ltd., Class H	611
503		Zhejiang Expressway Co., Ltd.	726
			8,810
		Denmark — 1.2%
—	(h)	AP Moeller—Maersk A/S	2,811
3		Bang & Olufsen A/S (c)	351
3		Carlsberg A/S, Class B	438
6		Coloplast A/S, Class B (c)	538
9		Danisco A/S	678
84		Danske Bank A/S	3,734
41		DSV A/S	1,089
3		East Asiatic Co., Ltd.	252
6		FLSmidth & Co. A/S	682
42		GN Store Nord (a) (c)	447
10		H Lundbeck A/S (c)	276
9		Jyske Bank A/S (a) (c)	757
3		NKT Holding A/S	319
32		Novo Nordisk A/S, Class B	3,941
4		Novozymes A/S, Class B	394
10		Sydbank A/S	439
3		Topdanmark A/S (a) (c)	440
5		TrygVesta A/S	434
32		Vestas Wind Systems A/S (a)	2,862
5		William Demant Holding (a) (c)	428
			21,310
		Finland — 1.1%
14		Elisa OYJ (c)	405
34		Fortum OYJ	1,461
11		Kone OYJ, Class B	880
9		Metso OYJ	568
5		Neste Oil OYJ (c)	179
226		Nokia OYJ	8,976
49		Nokia OYJ ADR	1,934
6		Nokian Renkaat OYJ (c)	218
7		Outokumpu OYJ	276
9		Rautaruukki OYJ	504
28		Sampo OYJ, Class A	893
30		Stora Enso OYJ, Class R (c)	550
7		Tietoenator OYJ (c)	177
40		UPM-Kymmene OYJ	891
8		Wartsila OYJ, Class B	653
18		YIT OYJ	556
			19,121
		France — 9.5%
24		Accor S.A.	2,265
5		Aeroports de Paris	620
14		Air France-KLM	518
25		Air Liquide (c)	3,453
289		Alcatel-Lucent	2,812
13		Alstom	3,154
6		Atos Origin S.A. (a)	338
179		AXA S.A.	8,026
99		BNP Paribas	10,982
23		Bouygues S.A. (c)	2,194
10		Business Objects S.A. (a) (c)	574
17		Cap Gemini S.A.	1,090
72		Carrefour S.A. (c)	5,185
6		Casino Guichard Perrachon S.A.	719
37		Cie de Saint-Gobain	3,956
24		Cie Generale d’Optique Essilor International S.A.	1,505
8		CNP Assurances	959
19		Compagnie Generale des Etablissements Michelin, Class B (c)	2,527
76		Credit Agricole S.A. (c)	3,010
8		Dassault Systemes S.A.	473
204		France Telecom S.A.	7,557
20		Gaz de France (c)	1,122
3		Gecina S.A.	461
56		Groupe Danone (c)	4,800
8		Hermes International	991
7		Icade	534
2		Imerys S.A. (c)	238
9		Klepierre	485
27		L’Oreal S.A. (c)	3,613
17		Lafarge S.A. (c)	2,760
18		Lagardere S.C.A. (c)	1,563
29		LVMH Moet Hennessy Louis Vuitton S.A. (c)	3,768
11		M6-Metropole Television (c)	323
3		Neopost S.A. (c)	308
10		PagesJaunes Groupe S.A.	228
11		Pernod-Ricard S.A. (c)	2,543
15		Peugeot S.A. (c)	1,414
8		PPR	1,533
13		Publicis Groupe (c)	533
23		Renault S.A.	3,925
21		Safran S.A. (c)	530
121		Sanofi-Aventis (c)	10,656
25		Schneider Electric S.A. (c)	3,404
7		SCOR SE	182

SEE NOTES TO FINANCIAL STATEMENTS.

24   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	France — Continued
6	Societe BIC S.A.	503
2	Societe des Autoroutes Paris-Rhin-Rhone	173
43	Societe Generale (c)	7,346
13	Societe Television Francaise 1	348
9	Sodexho Alliance S.A.	670
246	Suez S.A. VVPR Strip (a)	4
26	Suez S.A.	1,668
92	Suez S.A. (c)	6,020
14	Technip S.A.	1,280
12	Thales S.A.	743
27	Thomson	479
260	Total S.A. (c)	20,985
778	Total S.A. VVPR Strip (a)	11
11	Unibail-Rodamco (c)	2,816
4	Unibail-Rodamco (c)	885
7	Valeo S.A.	386
6	Vallourec	1,679
39	Veolia Environnement (c)	3,466
49	Vinci S.A. (c)	4,029
130	Vivendi (c)	5,895
5	Zodiac S.A. (c)	375
		167,592
	Germany — 13.3%
37	Adidas AG (c)	2,476
86	Allianz SE	19,454
14	Altana AG	349
12	Arcandor AG (a) (c)	385
98	BASF AG	13,657
142	Bayer AG (c)	11,872
20	Beiersdorf AG (c)	1,613
5	Bilfinger Berger AG	410
17	Celesio AG (c)	960
123	Commerzbank AG	5,206
24	Continental AG	3,642
180	DaimlerChrysler AG	19,871
102	Deutsche Bank AG (c)	13,563
39	Deutsche Boerse AG	6,213
45	Deutsche Lufthansa AG	1,322
141	Deutsche Post AG	4,268
19	Deutsche Postbank AG	1,403
549	Deutsche Telekom AG	11,278
5	Douglas Holding AG	309
121	E.ON AG	23,659
42	Fresenius Medical Care AG & Co. KGaA	2,219
13	Heidelberger Druckmaschinen AG	551
38	Henkel KGaA	1,773
10	Hochtief AG	1,395
30	Hypo Real Estate Holding AG (c)	1,807
164	Infineon Technologies AG (a) (c)	2,408
19	IVG Immobilien AG (c)	884
25	Linde AG (c)	3,135
22	MAN AG	3,944
13	Merck KGaA	1,632
28	Metro AG	2,564
11	MLP AG (c)	154
43	Muenchener Rueckversicherungs-Gesellschaft AG	8,212
7	Premiere AG (a)	144
2	Puma AG Rudolf Dassler Sport	701
6	Rheinmetall AG (c)	512
88	RWE AG	11,939
7	Salzgitter AG	1,297
172	SAP AG	9,326
166	Siemens AG	22,615
14	Solarworld AG	934
18	Suedzucker AG (c)	407
69	ThyssenKrupp AG	4,600
46	TUI AG (a) (c)	1,340
32	Volkswagen AG (c)	9,114
5	Wincor Nixdorf AG	459
		235,976
	Gibraltar — 0.0% (g)
32	PartyGaming plc (a)	21
	Greece — 1.6%
101	Alpha Bank AE	3,731
29	Coca Cola Hellenic Bottling Co. S.A.	1,788
26	Cosmote Mobile Telecommunications S.A.	883
65	EFG Eurobank Ergasias S.A.	2,542
1	Emporiki Bank S.A. (a)	20
7	Folli-Follie S.A.	312
25	Hellenic Exchanges S.A. Holding Clearing Settlement and Registry	870
24	Hellenic Petroleum S.A.	373
23	Hellenic Technodomiki Tev S.A.	348
77	Hellenic Telecommunications Organization S.A.	2,839
22	Intracom S.A.	142
84	National Bank of Greece S.A.	5,868
58	OPAP S.A.	2,387
68	Piraeus Bank S.A.	2,729

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   25

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Greece — Continued
53		Public Power Corp. S.A.	2,137
17		Titan Cement Co. S.A.	808
37		Viohalco	607
			28,384
		Hong Kong — 1.3%
12		ASM Pacific Technology	94
86		Bank of East Asia Ltd.	585
228		BOC Hong Kong Holdings Ltd.	645
85		Cathay Pacific Airways Ltd.	254
118		Cheung Kong Holdings Ltd.	2,317
28		Cheung Kong Infrastructure Holdings Ltd. (c)	110
153		China Mobile Ltd.	3,172
—	(h)	China Mobile Ltd. ADR (c)	49
1		Citic Pacific Ltd.	4
81		CLP Holdings Ltd.	550
—	(h)	Denway Motors Ltd.	—	(h)
64		Esprit Holdings Ltd.	1,062
94		Giordano International Ltd.	44
126		Hang Lung Properties Ltd.	606
47		Hang Seng Bank Ltd. (c)	963
54		Henderson Land Development Co., Ltd.	484
223		Hong Kong & China Gas Co., Ltd. (c)	601
65		Hong Kong Exchanges & Clearing Ltd.	2,164
86		HongKong Electric Holdings, Ltd.	442
39		Hopewell Holdings	200
87		Hutchison Telecommunications International Ltd.	124
130		Hutchison Whampoa Ltd.	1,637
39		Hysan Development Co., Ltd.	118
90		Johnson Electric Holdings Ltd. (c)	51
34		Kerry Properties Ltd.	291
35		Kingboard Chemicals Holdings Ltd.	230
64		Lenovo Group Ltd.	73
136		Li & Fung Ltd.	646
45		Melco International Development	85
86		MTR Corp.	298
146		New World Development Ltd.	525
64		Noble Group Ltd.	105
13		Orient Overseas International Ltd.	132
247		PCCW Ltd.	160
70		Shangri-La Asia Ltd.	224
116		Shui On Land Ltd.	161
54		Shun TAK Holdings Ltd. (c)	85
86		Sino Land Co.	270
84		Sun Hung Kai Properties Ltd.	1,596
51		Swire Pacific Ltd., Class A	734
1		Tan Chong International Ltd.	—	(h)
68		Techtronic Industries Co.	74
19		Television Broadcasts Ltd.	121
75		Wharf Holdings Ltd. (c)	454
12		Wing Hang Bank Ltd.	136
37		Yue Yuen Industrial Holdings Ltd. (c)	113
			22,789
		Hungary — 0.5%
142		Magyar Telekom Rt.	764
25		MOL Hungarian Oil and Gas Nyrt.	3,913
74		OTP Bank Nyrt.	4,005
4		Richter Gedeon Nyrt.	936
			9,618
		India — 0.6%
235		Ambuja Cements Ltd. GDR	868
13		Bajaj Auto Ltd. GDR	803
8		Grasim Industries Ltd. GDR (e)	773
90		Hindalco Industries Ltd. GDR (c)	450
11		ICICI Bank Ltd. ADR (c)	747
14		Infosys Technologies Ltd.	662
141		ITC Ltd. GDR	637
18		Larsen & Toubro Ltd. GDR	1,927
23		Mahanagar Telephone Nigam ADR	207
47		Ranbaxy Laboratories Ltd. GDR	512
1		Reliance Capital Ltd. GDR (a) (e)	41
15		Reliance Communications Ltd. GDR (e)	295
—	(h)	Reliance Energy Ltd. GDR (e)	53
8		Reliance Industries Ltd. GDR (e)	1,077
25		Satyam Computer Services Ltd.	306
96		United Phosphorus Ltd. ADR	875
			10,233
		Ireland — 0.9%
152		Allied Irish Banks plc	3,831
138		Bank of Ireland	2,534
42		C&C Group plc	334
30		CRH plc	1,170
47		CRH plc	1,822
—	(h)	DCC plc	13
43		Elan Corp. plc (a)	1,037
23		Elan Corp. plc ADR (a) (c)	550
54		Experian Group Ltd.	567

SEE NOTES TO FINANCIAL STATEMENTS.

26   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Ireland — Continued
16		Grafton Group plc, Unit (a)	181
21		Iaws Group plc	495
119		Independent News & Media plc	439
51		Irish Life & Permanent plc	1,157
18		Kerry Group plc, Class A	529
22		Kingspan Group plc	516
35		Ryanair Holdings plc (a)	293
4		Total Produce plc	4
			15,472
		Israel — 0.6%
228		Bank Hapoalim Ltd.	1,260
123		Bank Leumi Le-Israel BM	594
42		Clal Industries and Investments	256
—	(h)	Elco Holdings Ltd.	—	(h)
—	(h)	Industrial Buildings Corp.	—	(h)
176		Israel Chemicals Ltd.	1,950
—	(h)	Israel Corp. Ltd. (The)	324
3		Koor Industries Ltd.	221
123		Makhteshim-Agan Industries Ltd. (a)	1,181
85		Migdal Insurance & Financial Holding Ltd.	161
—	(h)	Osem Investment Ltd.	—	(h)
36		Teva Pharmaceutical Industries Ltd.	1,579
67		Teva Pharmaceutical Industries Ltd. ADR	2,948
			10,474
		Italy — 8.4%
76		Alleanza Assicurazioni S.p.A.	1,029
47		Arnoldo Mondadori Editore S.p.A. (c)	461
303		Assicurazioni Generali S.p.A. (c)	14,434
65		Atlantia S.p.A.	2,553
27		Autogrill S.p.A.	541
264		Banca Monte dei Paschi di Siena S.p.A. (c)	1,689
119		Banca Popolare di Milano Scarl	1,868
159		Banco Popolare Scarl (a)	3,810
26		Benetton Group S.p.A.	474
46		Bulgari S.p.A. (c)	716
77		Edison S.p.A.	261
1,131		Enel S.p.A. (c)	13,562
677		ENI S.p.A (c)	24,733
181		Fiat S.p.A. (c)	5,854
69		Finmeccanica S.p.A.	2,059
17		Fondiaria-Sai S.p.A.	803
59		Gruppo Editoriale L’Espresso S.p.A. (c)	297
2,217		Intesa Sanpaolo S.p.A.	17,584
219		Intesa Sanpaolo S.p.A.	1,660
19		Italcementi S.p.A. (c)	439
9		Lottomatica S.p.A. (c)	332
33		Luxottica Group S.p.A. (c)	1,167
185		Mediaset S.p.A.	1,919
131		Mediobanca S.p.A. (c)	3,119
70		Mediolanum S.p.A.	520
408		Parmalat S.p.A.	1,511
664		Pirelli & C S.p.A. (a)	850
1,028		Seat Pagine Gialle S.p.A. (c)	598
70		Sirti S.p.A.	274
214		Snam Rete Gas S.p.A. (c)	1,389
808		Telecom Italia Media S.p.A. (a) (c)	321
3,320		Telecom Italia S.p.A.	10,402
1,476		Telecom Italia S.p.A. RNC	3,823
254		Terna Rete Elettrica Nazionale S.p.A. (c)	996
59		Tiscali S.p.A. (a) (c)	213
1,943		UniCredito Italiano S.p.A.	16,719
576		UniCredito Italiano S.p.A.	4,928
162		Unione Di Banche Italiane Scpa	4,515
			148,423
		Japan — 18.9%
35		77 Bank Ltd. (The)	234
—	(h)	Access Co., Ltd. (a) (c)	101
7		Acom Co., Ltd. (c)	166
7		Aderans Co., Ltd. (c)	114
16		Advantest Corp.	465
68		Aeon Co., Ltd.	1,070
8		Aeon Credit Service Co., Ltd. (c)	117
8		Aiful Corp. (c)	196
27		Aisin Seiki Co., Ltd.	1,126
85		Ajinomoto Co., Inc.	955
2		Alfresa Holdings Corp.	99
68		All Nippon Airways Co., Ltd.	262
22		Alps Electric Co., Ltd.	273
38		Amada Co., Ltd.	386
3		Amano Corp.	37
1		Anritsu Corp.	4
4		Aoyama Trading Co., Ltd.	101
5		Arrk Corp.	35
57		Asahi Breweries Ltd. (c)	950
105		Asahi Glass Co., Ltd.	1,451
125		Asahi Kasei Corp.	960
4		Asatsu-DK, Inc. (c)	140
14		Asics Corp. (c)	223

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   27

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Japan — Continued
61		Astellas Pharma, Inc.	2,703
2		Autobacs Seven Co., Ltd.	54
28		Bank of Kyoto Ltd. (The) (c)	358
161		Bank of Yokohama Ltd. (The)	1,142
5		Benesse Corp.	197
76		Bridgestone Corp.	1,679
6		Canon Marketing Japan, Inc.	125
119		Canon, Inc.	6,036
24		Casio Computer Co., Ltd. (c)	223
11		Central Glass Co., Ltd. (c)	52
—	(h)	Central Japan Railway Co.	1,810
85		Chiba Bank Ltd. (The)	681
15		Chiyoda Corp. (c)	279
78		Chubu Electric Power Co., Inc.	1,992
28		Chugai Pharmaceutical Co., Ltd. (c)	480
2		Circle K Sunkus Co., Ltd. (c)	37
42		Citizen Holdings Co., Ltd. (c)	455
6		Coca-Cola West Japan Co., Ltd.	132
8		COMSYS Holdings Corp.	79
16		Credit Saison Co., Ltd. (c)	518
7		CSK Holdings Corp.	255
82		Dai Nippon Printing Co., Ltd.	1,195
31		Daicel Chemical Industries Ltd. (c)	231
32		Daido Steel Co., Ltd. (c)	218
9		Daifuku Co., Ltd.	108
81		Daiichi Sankyo Co., Ltd. (c)	2,298
25		Daikin Industries Ltd.	1,274
68		Dainippon Ink and Chemicals, Inc.	326
17		Dainippon Screen Manufacturing Co., Ltd.	101
13		Daito Trust Construction Co., Ltd.	619
59		Daiwa House Industry Co., Ltd. (c)	846
136		Daiwa Securities Group, Inc.	1,315
37		Denki Kagaku Kogyo KK	220
60		Denso Corp.	2,441
—	(h)	Dentsu, Inc.	795
55		Dowa Holdings Co., Ltd.	639
—	(h)	eAccess Ltd. (c)	60
—	(h)	East Japan Railway Co.	3,147
37		Ebara Corp. (c)	175
7		EDION Corp.	85
32		Eisai Co., Ltd.	1,331
16		Electric Power Development Co., Ltd.	641
11		Elpida Memory, Inc. (a) (c)	376
4		FamilyMart Co., Ltd. (c)	130
22		Fanuc Ltd.	2,406
5		Fast Retailing Co., Ltd. (c)	278
56		Fuji Electric Holdings Co., Ltd. (c)	213
5		FUJI SOFT, Inc. (c)	89
—	(h)	Fuji Television Network, Inc.	170
58		FUJIFILM Holdings Corp.	2,760
36		Fujikura Ltd. (c)	230
227		Fujitsu Ltd.	1,784
65		Fukuoka Financial Group, Inc.	417
63		Furukawa Electric Co., Ltd.	304
7		Glory Ltd.	242
—	(h)	Goodwill Group, Inc. (The) (a) (c)	27
44		Gunma Bank Ltd. (The) (c)	310
31		Gunze Ltd. (c)	152
16		H20 Retailing Corporation (c)	137
40		Hachijuni Bank Ltd. (The)	306
2		Hakuhodo DY Holdings, Inc.	145
121		Hankyu Hanshin Holdings, Inc. (c)	568
113		Haseko Corp. (a)	271
3		Hikari Tsushin, Inc.	76
27		Hino Motors Ltd. (c)	195
3		Hirose Electric Co., Ltd. (c)	380
51		Hiroshima Bank Ltd. (The)	277
7		Hitachi Cable Ltd.	47
2		Hitachi Capital Corp. (c)	21
10		Hitachi Chemical Co., Ltd.	243
13		Hitachi Construction Machinery Co., Ltd. (c)	537
5		Hitachi High-Technologies Corp. (c)	117
375		Hitachi Ltd.	2,514
21		Hokkaido Electric Power Co., Inc.	445
117		Hokuhoku Financial Group, Inc. (c)	362
168		Honda Motor Co., Ltd.	6,306
7		House Foods Corp.	104
51		Hoya Corp.	1,872
13		Ibiden Co., Ltd.	1,136
3		Idemitsu Kosan Co., Ltd.	291
128		Ihi Corp. (c)	307
—	(h)	Index Holdings (c)	34
—	(h)	Inpex Holdings, Inc.	895
18		Isetan Co., Ltd.	245
—	(h)	Ishihara Sangyo Kaisha Ltd. (a) (c)	—	(h)
7		Ito En Ltd. (c)	150
177		ITOCHU Corp.	2,238
2		Itochu Techno-Solutions Corp.	87
3		Jafco Co., Ltd. (c)	112
86		Japan Airlines Corp. (a) (c)	194

SEE NOTES TO FINANCIAL STATEMENTS.

28   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Japan — Continued
4		Japan Petroleum Exploration Co.	312
—	(h)	Japan Prime Realty Investment Corp.	410
—	(h)	Japan Real Estate Investment Corp.	361
—	(h)	Japan Retail Fund Investment Corp.	282
54		Japan Steel Works Ltd. (The)	883
1		Japan Tobacco, Inc.	3,112
62		JFE Holdings, Inc.	3,637
28		J. Front Retailing Co., Ltd. (a)	253
20		JGC Corp.	398
109		Joyo Bank Ltd. (The) (c)	676
30		JS Group Corp.	484
18		JSR Corp. (c)	458
23		JTEKT Corp. (c)	439
—	(h)	Jupiter Telecommunications Co., Ltd. (a)	267
87		Kajima Corp. (c)	308
31		Kamigumi Co., Ltd.	256
27		Kaneka Corp.	239
89		Kansai Electric Power Co., Inc. (The)	2,001
26		Kansai Paint Co., Ltd. (c)	195
50		Kao Corp.	1,439
17		Katokichi Co., Ltd. (c)	88
126		Kawasaki Heavy Industries Ltd.	457
54		Kawasaki Kisen Kaisha Ltd. (c)	750
—	(h)	KDDI Corp.	2,236
46		Keihin Electric Express Railway Co., Ltd. (c)	283
56		Keio Corp. (c)	341
34		Keisei Electric Railway Co., Ltd. (c)	187
4		Keyence Corp. (c)	968
13		Kikkoman Corp.	163
11		Kinden Corp.	99
265		Kintetsu Corp. (c)	804
97		Kirin Holdings Co., Ltd.	1,352
—	(h)	KK DaVinci Advisors (a) (c)	150
282		Kobe Steel Ltd.	1,014
12		Kokuyo Co., Ltd.	102
103		Komatsu Ltd.	3,469
16		Komori Corp.	411
11		Konami Corp. (c)	339
52		Konica Minolta Holdings, Inc.	919
2		Kose Corp. (c)	44
121		Kubota Corp.	1,018
35		Kuraray Co., Ltd.	460
12		Kurita Water Industries Ltd.	384
19		Kyocera Corp.	1,646
31		Kyowa Hakko Kogyo Co., Ltd. (c)	334
40		Kyushu Electric Power Co., Inc.	966
8		Lawson, Inc. (c)	290
13		Leopalace21 Corp.	399
3		Mabuchi Motor Co., Ltd.	176
12		Makita Corp.	572
174		Marubeni Corp.	1,493
32		Marui Co., Ltd. (c)	337
11		Matsui Securities Co., Ltd. (c)	83
2		Matsumotokiyoshi Holdings Co., Ltd. (a)	34
251		Matsushita Electric Industrial Co., Ltd.	4,789
36		Matsushita Electric Works Ltd.	399
16		Mediceo Paltac Holdings Co., Ltd.	228
23		Meiji Dairies Corp.	121
34		Meiji Seika Kaisha Ltd. (c)	150
5		Meitec Corp. (c)	144
77		Millea Holdings, Inc. (c)	3,034
45		Minebea Co., Ltd. (c)	310
152		Mitsubishi Chemical Holdings Corp.	1,258
150		Mitsubishi Corp.	4,656
212		Mitsubishi Electric Corp.	2,580
133		Mitsubishi Estate Co., Ltd.	3,997
39		Mitsubishi Gas Chemical Co., Inc. (c)	389
371		Mitsubishi Heavy Industries Ltd.	2,163
13		Mitsubishi Logistics Corp.	184
123		Mitsubishi Materials Corp.	722
55		Mitsubishi Rayon Co., Ltd.	311
945		Mitsubishi UFJ Financial Group, Inc.	9,451
6		Mitsubishi UFJ Lease & Finance Co., Ltd.	215
205		Mitsui & Co., Ltd.	5,318
59		Mitsui Chemicals, Inc.	555
122		Mitsui Engineering & Shipbuilding Co., Ltd. (c)	720
97		Mitsui Fudosan Co., Ltd.	2,676
71		Mitsui Mining & Smelting Co., Ltd.	297
135		Mitsui OSK Lines Ltd.	2,233
144		Mitsui Sumitomo Insurance Co., Ltd.	1,651
74		Mitsui Trust Holdings, Inc.	594
39		Mitsukoshi Ltd. (c)	182
10		Mitsumi Electric Co., Ltd.	470
1		Mizuho Financial Group, Inc.	6,093
25		Murata Manufacturing Co., Ltd.	1,491
23		Namco Bandai Holdings, Inc. (c)	356
262		NEC Corp.	1,302
3		NEC Electronics Corp. (a)	88
—	(h)	NET One Systems Co., Ltd. (c)	56
31		NGK Insulators Ltd. (c)	1,087

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   29

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Japan — Continued
18		NGK Spark Plug Co., Ltd. (c)	311
24		NHK Spring Co., Ltd. (c)	206
25		Nichirei Corp. (c)	105
13		Nidec Corp. (c)	989
37		Nikko Cordial Corp. (c)	530
49		Nikon Corp. (c)	1,572
11		Nintendo Co., Ltd.	7,136
—	(h)	Nippon Building Fund, Inc.	624
39		Nippon Electric Glass Co., Ltd.	663
84		Nippon Express Co., Ltd. (c)	421
16		Nippon Kayaku Co., Ltd.	129
33		Nippon Light Metal Co., Ltd. (c)	68
15		Nippon Meat Packers, Inc.	154
119		Nippon Mining Holdings, Inc.	1,129
163		Nippon Oil Corp.	1,441
—	(h)	Nippon Paper Group, Inc.	314
55		Nippon Sheet Glass Co., Ltd.	335
13		Nippon Shokubai Co., Ltd.	127
675		Nippon Steel Corp. (c)	4,488
1		Nippon Telegraph & Telephone Corp.	2,467
135		Nippon Yusen KK (c)	1,394
77		Nishi-Nippon City Bank Ltd. (The)	229
40		Nishimatsu Construction Co., Ltd. (c)	123
14		Nissan Chemical Industries Ltd.	193
265		Nissan Motor Co., Ltd.	3,039
28		Nisshin Seifun Group, Inc.	248
80		Nisshin Steel Co., Ltd. (c)	309
16		Nisshinbo Industries, Inc. (c)	215
10		Nissin Food Products Co., Ltd. (c)	324
3		Nitori Co., Ltd. (c)	148
22		Nitto Denko Corp. (c)	1,086
11		NOK Corp. (c)	249
196		Nomura Holdings, Inc.	3,495
8		Nomura Real Estate Holdings, Inc.	235
—	(h)	Nomura Real Estate Office Fund, Inc.	203
14		Nomura Research Institute Ltd.	495
45		NSK Ltd.	402
38		NTN Corp. (c)	357
—	(h)	NTT Data Corp. (c)	835
2		NTT DoCoMo, Inc.	2,766
—	(h)	NTT Urban Development Corp. (c)	226
71		Obayashi Corp.	360
—	(h)	Obic Co., Ltd. (c)	84
97		Odakyu Electric Railway Co., Ltd. (c)	678
128		Oji Paper Co., Ltd. (c)	585
46		Oki Electric Industry Co., Ltd. (a) (c)	78
13		Okuma Corp.	183
8		Okumura Corp. (c)	43
24		Olympus Corp.	981
23		Omron Corp.	575
21		Onward Holdings Co., Ltd.	216
4		Oracle Corp. Japan (c)	204
6		Oriental Land Co., Ltd.	371
11		Orix Corp.	2,172
210		Osaka Gas Co., Ltd.	817
2		Osaka Titanium Technologies Corp. (c)	141
8		OSG Corp. (c)	97
1		Otsuka Corp. (c)	134
8		Park24 Co., Ltd. (c)	80
17		Pioneer Corp. (c)	191
8		Promise Co., Ltd. (c)	252
14		QP Corp. (c)	142
1		Rakuten, Inc. (c)	380
1		Resona Holdings, Inc. (c)	1,089
81		Ricoh Co., Ltd.	1,603
5		Rinnai Corp. (c)	143
11		Rohm Co., Ltd.	946
—	(h)	Round One Corp. (c)	85
2		Ryohin Keikaku Co., Ltd. (c)	132
1		Sanden Corp.	6
8		Sanken Electric Co., Ltd. (c)	46
7		Sankyo Co., Ltd. (c)	307
9		Santen Pharmaceutical Co., Ltd.	209
25		Sanwa Shutter Corp.	132
175		Sanyo Electric Co., Ltd. (a) (c)	290
—	(h)	Sapporo Hokuyo Holdings, Inc.	309
37		Sapporo Holdings Ltd. (c)	280
—	(h)	SBI E*Trade Securities Co., Ltd. (c)	177
1		SBI Holdings, Inc.	277
21		Secom Co., Ltd.	1,099
18		Sega Sammy Holdings, Inc. (c)	251
13		Seiko Epson Corp. (c)	297
14		Seino Holdings Co., Ltd.	117
55		Sekisui Chemical Co., Ltd. (c)	375
56		Sekisui House Ltd.	721
109		Seven & I Holdings Co., Ltd.	2,815
1		SFCG Co., Ltd. (c)	98
123		Sharp Corp. (c)	1,941
7		Shimachu Co., Ltd. (c)	198
5		Shimamura Co., Ltd. (c)	445

SEE NOTES TO FINANCIAL STATEMENTS.

30   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Japan — Continued
9		Shimano, Inc.	334
69		Shimizu Corp. (c)	359
46		Shin-Etsu Chemical Co., Ltd.	2,926
6		Shinko Electric Industries	134
59		Shinko Securities Co., Ltd.	306
160		Shinsei Bank Ltd.	519
30		Shionogi & Co., Ltd.	513
38		Shiseido Co., Ltd.	906
62		Shizuoka Bank Ltd. (The) (c)	654
190		Showa Denko KK	747
15		Showa Shell Sekiyu KK	178
8		SMC Corp. (c)	1,045
90		Softbank Corp. (c)	2,099
142		Sojitz Corp.	653
108		Sompo Japan Insurance, Inc.	1,272
112		Sony Corp.	5,521
14		Stanley Electric Co., Ltd. (c)	315
12		Sumco Corp.	445
23		Sumitomo Bakelite Co., Ltd.	141
194		Sumitomo Chemical Co., Ltd.	1,722
119		Sumitomo Corp.	2,070
74		Sumitomo Electric Industries Ltd. (c)	1,206
82		Sumitomo Heavy Industries Ltd.	1,080
476		Sumitomo Metal Industries Ltd.	2,358
68		Sumitomo Metal Mining Co., Ltd.	1,520
1		Sumitomo Mitsui Financial Group, Inc.	6,045
65		Sumitomo Osaka Cement Co., Ltd. (c)	163
47		Sumitomo Realty & Development Co., Ltd.	1,669
13		Sumitomo Rubber Industries, Inc. (c)	159
154		Sumitomo Trust & Banking Co., Ltd. (The)	1,151
20		Suruga Bank Ltd.	260
9		Suzuken Co., Ltd.	294
24		T&D Holdings, Inc.	1,432
148		Taiheiyo Cement Corp.	467
108		Taisei Corp. (c)	326
15		Taisho Pharmaceutical Co., Ltd.	286
21		Taiyo Nippon Sanso Corp.	187
12		Taiyo Yuden Co., Ltd. (c)	199
25		Takara Holdings, Inc.	146
51		Takashimaya Co., Ltd. (c)	620
95		Takeda Pharmaceutical Co., Ltd.	5,965
12		Takefuji Corp. (c)	310
—	(h)	Takuma Co., Ltd.	2
24		Tanabe Seiyaku Co., Ltd.	277
16		TDK Corp.	1,308
86		Teijin Ltd.	414
17		Terumo Corp.	830
14		THK Co., Ltd.	318
3		TIS, Inc. (c)	54
89		Tobu Railway Co., Ltd. (c)	421
32		Toda Corp. (c)	168
16		Toho Co., Ltd.	317
3		Toho Titanium Co., Ltd. (c)	91
44		Tohoku Electric Power Co., Inc.	925
6		Tokai Rika Co., Ltd.	169
25		Tokuyama Corp. (c)	349
3		Tokyo Broadcasting System, Inc.	91
145		Tokyo Electric Power Co., Inc. (The)	3,672
20		Tokyo Electron Ltd. (c)	1,194
289		Tokyo Gas Co., Ltd.	1,288
3		Tokyo Seimitsu Co., Ltd. (c)	73
11		Tokyo Steel Manufacturing Co., Ltd.	155
3		Tokyo Style Co., Ltd. (c)	38
32		Tokyo Tatemono Co., Ltd.	412
114		Tokyu Corp.	742
65		Tokyu Land Corp.	669
38		TonenGeneral Sekiyu KK (c)	383
57		Toppan Printing Co., Ltd. (c)	559
132		Toray Industries, Inc. (c)	1,020
353		Toshiba Corp. (c)	2,987
40		Tosoh Corp.	255
29		TOTO Ltd. (c)	212
15		Toyo Seikan Kaisha Ltd. (c)	266
7		Toyo Suisan Kaisha Ltd. (c)	122
48		Toyobo Co., Ltd. (c)	113
7		Toyoda Gosei Co., Ltd.	235
13		Toyota Boshoku Corp.	417
19		Toyota Industries Corp.	826
308		Toyota Motor Corp.	17,638
24		Toyota Tsusho Corp. (c)	667
12		Trend Micro, Inc.	536
120		Ube Industries Ltd. (c)	432
4		Unicharm Corp. (c)	223
5		Uniden Corp. (c)	34
13		UNY Co., Ltd.	112
17		Ushio, Inc. (c)	341
6		USS Co., Ltd. (c)	422
9		Wacoal Holdings Corp. (c)	111
—	(h)	West Japan Railway Co.	896
1		Yahoo! Japan Corp.	653

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   31

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Japan — Continued
13		Yakult Honsha Co., Ltd.	304
10		Yamada Denki Co., Ltd. (c)	1,005
16		Yamaha Corp. (c)	368
19		Yamaha Motor Co., Ltd.	531
38		Yamato Holdings Co., Ltd.	554
8		Yamazaki Baking Co., Ltd.	67
17		Yaskawa Electric Corp.	229
22		Yokogawa Electric Corp.	278
21		Zeon Corp.	198
			334,970
		Luxembourg — 0.5%
34		Acergy S.A. (c)	977
14		Arcelor	1,270
92		ArcelorMittal	7,426
			9,673
		Mexico — 0.5%
796		America Movil S.A.B. de C.V., Series L	2,526
26		Alfa S.A.B. de C.V., Class A	174
414		Cemex S.A.B. de C.V., Unit (a)	1,269
19		Controlodora Comercial Mexicana S.A.B. de C.V., Unit	59
96		Fomento Economico Mexicano S.A.B. de C.V., Unit	341
95		Grupo Carso S.A.B. de C.V., Class A	411
84		Grupo Mexico S.A.B. de C.V., Class B	765
64		Grupo Modelo S.A.B. de C.V., Class C	301
121		Grupo Televisa S.A.	597
14		Industrias Penoles S.A. de C.V.	324
65		Kimberly-Clark de Mexico S.A.B. de C.V., Class A	282
355		Telefonos de Mexico S.A.B. de C.V., Class A	646
412		Telefonos de Mexico S.A.B. de C.V., Class L	754
258		Wal-Mart de Mexico S.A.B. de C.V., Series V	1,049
			9,498
		Netherlands — 3.5%
144		Aegon N.V.	2,988
24		Akzo Nobel N.V.	1,941
45		ASML Holding N.V. (a)	1,571
6		Corio N.V.	494
4		Corporate Express (c)	50
35		European Aeronautic Defence and Space Co., N.V. (c)	1,199
8		Fugro N.V., CVA	740
67		Hagemeyer N.V. (c)	457
22		Heineken N.V.	1,537
216		ING Groep N.V. CVA	9,745
33		James Hardie Industries N.V. (c)	201
120		Koninklijke Ahold N.V. (a)	1,803
13		Koninklijke DSM N.V.	736
191		Koninklijke KPN N.V.	3,613
124		Koninklijke Philips Electronics N.V.	5,144
—	(h)	OCE N.V.	5
24		Qiagen N.V. (a) (c)	556
1		Randstad Holdings N.V.	47
89		Reed Elsevier N.V.	1,723
208		Royal Dutch Shell plc, Class A	9,130
167		Royal Dutch Shell plc, Class B	7,300
22		SBM Offshore N.V. (c)	836
93		STMicroelectronics N.V.	1,588
50		TNT N.V.	2,046
173		Unilever N.V. CVA (c)	5,621
24		Vedior N.V. CVA	545
1		Wereldhave N.V.	137
33		Wolters Kluwer N.V.	1,045
			62,798
		New Zealand — 0.4%
371		Auckland International Airport Ltd.	826
110		Contact Energy Ltd.	768
102		Fisher & Paykel Appliances Holdings Ltd. (c)	278
195		Fisher & Paykel Healthcare Corp.	489
179		Fletcher Building Ltd. (c)	1,648
272		Kiwi Income Property Trust, Unit (c)	307
168		Sky City Entertainment Group Ltd.	699
74		Sky Network Television Ltd.	330
673		Telecom Corp. of New Zealand Ltd. (c)	2,261
95		Vector Ltd. (c)	176
			7,782
		Norway — 1.5%
1		Aker ASA, Class A	46
18		Aker Kvaerner ASA	645
162		DET Norske Oljeselskap (a)	305
107		DnB NOR ASA	1,772
16		Hafslund ASA, Class A	466
440		Marine Harvest (a) (c)	449
121		Norsk Hydro ASA	1,774
26		Norske Skogindustrier ASA (c)	292
27		Ocean RIG ASA (a)	219
157		Orkla ASA	2,928
29		Petroleum Geo-Services ASA (a)	871

SEE NOTES TO FINANCIAL STATEMENTS.

32   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Norway — Continued
34		ProSafe SE	604
32		Renewable Energy Corp. A.S. (a) (c)	1,623
7		Schibsted ASA (c)	386
219		Statoil Hydro ASA	7,475
46		Storebrand ASA (c)	667
22		Tandberg ASA	569
10		Teekay Petrojarl ASA (a) (c)	129
139		Telenor ASA (a)	3,268
19		TGS Nopec Geophysical Co. ASA (a)	318
38		Tomra Systems ASA (c)	280
39		Yara International ASA	1,535
			26,621
		Philippines — 0.6%
50		Ayala Corp.	725
2,473		Ayala Land, Inc.	864
110		Banco de Oro Universal Bank	159
854		Bank of the Philippine Islands	1,293
2,589		Filinvest Land, Inc. (a)	114
54		First Philippine Holdings Corp.	108
368		Manila Electric Co.	704
2,078		PNOC Energy Development Corp.	367
10		Globe Telecom, Inc.	384
—	(h)	Metropolitan Bank & Trust	—	(h)
1,740		Petron Corp.	283
32		Philippine Long Distance Telephone Co.	2,265
252		San Miguel Corp., Class B	361
8,707		SM Prime Holdings, Inc.	2,439
			10,066
		Portugal — 0.9%
60		Banco Espirito Santo S.A., Class R (c)	1,467
74		Banco BPI S.A. (c)	651
762		Banco Comercial Portugues S.A., Class R (c)	3,719
103		Brisa-Auto Estradas de Portugal S.A. (c)	1,467
81		Cimpor Cimentos de Portugal SGPS S.A. (c)	736
529		Energias de Portugal S.A.	3,411
91		Jeronimo Martins SGPS S.A.	678
192		Portugal Telecom SGPS S.A. (c)	2,573
56		PT Multimedia Servicos de Telecomunicacoes e Multimedia SGPS S.A. (c)	756
42		Sonae Industria SGPS S.A. (a)	512
206		Sonae SGPS S.A. (c)	606
			16,576
		Singapore — 0.6%
48		Allgreen Properties Ltd.	53
68		Ascendas REIT	122
65		CapitaCommercial Trust	122
102		CapitaLand Ltd. (c)	574
69		CapitaMall Trust	176
68		Chartered Semiconductor Manufacturing Ltd. (a) (c)	54
33		City Developments Ltd. (c)	365
133		ComfortDelgro Co., Ltd.	179
53		Cosco Corp. Singapore Ltd.	288
—	(h)	Creative Technology Ltd.	—	(h)
76		DBS Group Holdings Ltd.	1,189
56		Fraser and Neave Ltd.	235
7		Haw Par Corp., Ltd.	41
10		Jardine Cycle & Carriage Ltd.	148
—	(h)	K-REIT Asia	1
74		Keppel Corp. Ltd.	761
24		Keppel Land Ltd. (c)	139
30		Neptune Orient Lines Ltd. (c)	106
41		Olam International Ltd.	100
168		Oversea-Chinese Banking Corp.	1,081
41		Parkway Holdings Ltd.	119
59		SembCorp Industries Ltd.	243
56		SembCorp Marine Ltd.	174
35		Singapore Airlines Ltd.	480
54		Singapore Exchange Ltd.	592
9		Singapore Land Ltd.	61
13		Singapore Petroleum Co., Ltd.	74
97		Singapore Post Ltd.	82
101		Singapore Press Holdings Ltd.	322
90		Singapore Technologies Engineering Ltd. (c)	238
533		Singapore Telecommunications Ltd.	1,514
46		SMRT Corp., Ltd.	56
55		STATS ChipPAC Ltd. (a)	63
68		Suntec Real Estate Investment Trust	86
82		United Overseas Bank Ltd.	1,227
35		UOL Group Ltd.	128
16		Venture Co., Ltd.	159
33		Wing Tai Holdings Ltd.	80
			11,432
		South Africa — 0.7%
6		Anglo Platinum Ltd.	1,064
6		AngloGold Ashanti Ltd.	289
13		Barloworld Ltd.	250

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   33

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		South Africa — Continued
12		Bidvest Group Ltd.	254
153		FirstRand Ltd.	608
27		Gold Fields Ltd.	487
29		Impala Platinum Holdings Ltd.	1,114
15		Mittal Steel South Africa Ltd.	340
9		Mondi Ltd.	89
67		MTN Group Ltd.	1,307
14		Naspers Ltd., Class N	454
14		Nedbank Group Ltd.	315
24		Pretoria Portland Cement Co., Ltd.	174
110		Sanlam Ltd.	405
14		Sappi Ltd.	214
37		Sasol Ltd.	1,897
64		Shoprite Holdings Ltd.	403
63		Standard Bank Group Ltd.	1,134
23		Telkom South Africa Ltd.	625
8		Tiger Brands Ltd.	224
			11,647
		South Korea — 0.6%
2		Cheil Communications, Inc.	698
4		Daelim Industrial Co.	899
10		Daewoo Shipbuilding & Marine Engineering Co., Ltd.	643
10		Daishin Securities Co., Ltd.	308
8		Hyundai Mobis	759
6		LG Chem Ltd.	736
8		LG Electronics, Inc.	875
3		POSCO	1,896
1		Samsung Electronics Co., Ltd.	863
6		Samsung Fire & Marine Insurance Co., Ltd.	1,655
1		Shinsegae Co., Ltd.	615
1		SK Telecom Co., Ltd. (f)	276
			10,223
		Spain — 6.2%
28		Abertis Infraestructuras S.A. (c)	931
6		Acciona S.A.	1,858
34		Acerinox S.A. (c)	1,012
38		ACS Actividades de Construccion y Servicios S.A. (c)	2,372
5		Altadis S.A.	374
44		Altadis S.A.	3,115
8		Antena 3 de Television S.A. (c)	138
585		Banco Bilbao Vizcaya Argentaria S.A. (c)	14,808
128		Banco Popular Espanol S.A. (c)	2,241
1,037		Banco Santander Central Hispano S.A.	22,674
36		Cintra Concesiones de Infraestructuras de Transporte S.A. (c)	630
17		Ebro Puleva S.A.	357
100		Endesa S.A. (c)	5,178
4		Fomento de Construcciones y Contratas S.A.	323
26		Gamesa Corp. Tecnologica S.A.	1,325
24		Gas Natural SDG S.A. (c)	1,461
22		Gestevision Telecinco S.A. (c)	628
10		Grupo Ferrovial S.A. (c)	876
695		Iberdrola S.A.	11,209
51		Iberia Lineas Aereas de Espana	261
31		Inditex S.A.	2,296
21		Indra Sistemas S.A.	601
65		Mapfre S.A. (c)	308
23		NH Hoteles S.A. (a) (c)	512
4		Promotora de Informaciones S.A. (c)	78
133		Repsol YPF S.A. (c)	5,252
16		Sacyr Vallehermoso S.A. (c)	732
2		Sociedad General de Aguas de Barcelona S.A., Class A	98
5		Sogecable S.A. (a)	208
713		Telefonica S.A. (c)	23,611
18		Telefonica S.A. ADR	1,775
20		Union Fenosa S.A.	1,337
14		Zardoya Otis S.A. (c)	485
44		Zeltia S.A. (c)	519
			109,583
		Switzerland — 1.7%
53		ABB Ltd.	1,593
7		Adecco S.A.	406
3		Clariant AG (a)	36
17		Compagnie Financiere Richemont AG, Class A, Unit	1,215
3		Converium Holding AG	51
37		Credit Suisse Group	2,516
—	(h)	Givaudan S.A.	192
10		Holcim Ltd.	1,127
1		Kudelski S.A.	32
—	(h)	Kuoni Reisen Holding	17
3		Logitech International S.A. (a)	113
2		Lonza Group AG	250
1		Micronas Semiconductor Holding (a) (c)	8
12		Nestle S.A.	5,583
—	(h)	Nobel Biocare Holding AG	80

SEE NOTES TO FINANCIAL STATEMENTS.

34   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Switzerland — Continued
69		Novartis AG	3,675
—	(h)	OC Oerlikon Corp. AG (a)	150
—	(h)	Sonova Holding AG	13
1		Roche Holding AG	168
22		Roche Holding AG	3,690
—	(h)	SGS S.A.	83
—	(h)	Sulzer AG	69
1		Swatch Group AG	47
13		Swiss Reinsurance	1,188
1		Swisscom AG	374
3		Syngenta AG	844
59		UBS AG	3,183
31		Xstrata plc	2,209
4		Zurich Financial Services AG	1,357
			30,269
		Sweden — 1.7%
11		Alfa Laval AB	892
20		Assa Abloy AB, Class B (c)	429
122		Atlas Copco AB, Class A	2,052
20		Boliden AB	362
10		D. Carnegie & Co. AB (c)	228
23		Electrolux AB, Class B	443
1		Elekta AB, Class B	20
13		Eniro AB	165
64		Getinge AB, Class B (c)	1,707
43		Hennes & Mauritz AB, Class B	2,870
12		Hoganas AB, Class B	282
4		Holmen AB, Class B (c)	156
7		Husqvarna AB, A Shares	82
23		Husqvarna AB, Class B	275
28		Kungsleden AB (c)	405
2		Metro International S.A. SDR, Class A (a)	2
4		Metro International S.A. SDR, Class B (a)	4
3		Modern Times Group AB, Class B (c)	192
162		Nordea Bank AB	2,902
22		Nordea Bank AB	397
72		Sandvik AB	1,370
—	(h)	SAS AB, Class B (a)	7
43		Scania AB, Class B (c)	1,178
35		Securitas AB, Class B	446
35		Securitas Direct AB, Class B (a) (c)	106
35		Securitas Systems AB, Class B	142
30		Skandinaviska Enskilda Banken AB, Class A	909
27		Skanska AB, Class B	534
29		SKF AB, Class B	572
59		Svenska Cellulosa AB, Class B	1,034
51		Svenska Handelsbanken AB, Class A	1,681
12		Swedish Match AB	265
16		Tele2 AB, Class B	366
1,187		Telefonaktiebolaget LM Ericsson, Class B	3,552
40		Telelogic AB (a)	124
191		TeliaSonera AB	1,886
8		Trelleborg AB, Class B	211
22		Volvo AB, Class A	438
97		Volvo AB, Class B	1,902
			30,588
		Taiwan — 0.6%
462		Asustek Computer, Inc.	1,641
192		Cathay Financial Holding Co., Ltd.	502
170		Chi Mei Optoelectronics Corp.	246
366		China Steel Corp.	520
1,216		Far Eastern Textile Co., Ltd.	1,622
180		HON HAI Precision Industry Co., Ltd.	1,376
510		Quanta Computer, Inc.	857
1,311		Taishin Financial Holdings Co., Ltd. (a)	649
928		Taiwan Mobile Co., Ltd.	1,252
586		Taiwan Semiconductor Manufacturing Co., Ltd.	1,172
321		United Microelectronics Corp.	211
			10,048
		Thailand — 0.6%
200		Advance Agro pcl (a)	171
277		Advanced Information Service pcl	729
396		Bangkok Bank pcl	1,495
152		Electricity Generating pcl	537
751		Hana Microelectronics pcl	553
347		Kasikornbank pcl	923
750		Krung Thai Bank pcl	258
576		Nation Multimedia Group pcl (a)	135
315		PTT Exploration & Production pcl	1,500
110		PTT pcl	1,357
137		Siam Cement pcl	1,062
296		Siam Commercial Bank pcl	826
183		Thai Airways International pcl	213
			9,759
		Turkey — 0.6%
161		Akbank TAS	1,483
44		Akcansa Cimento AS	324

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   35

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Turkey — Continued
64	Aksigorta AS	478
45	Anadolu Efes Biracilik Ve Malt Sanayii AS	550
38	Arcelik	295
39	Cimsa Cimento Sanayi VE Tica	337
91	Eregli Demir ve Celik Fabrikalari TAS	889
37	Ford Otomotiv Sanayi AS	437
24	Migros Turk TAS	432
20	Trakya Cam Sanayi AS	52
27	Tupras Turkiye Petrol Rafine	783
54	Turkcell Iletisim Hizmet AS	527
157	Turkiye Garanti Bankasi AS	1,460
189	Turkiye Is Bankasi, Class C	1,305
201	Yapi ve Kredi Bankasi (a)	788
		10,140
	United Kingdom — 9.8%
19	3i Group plc	427
34	Aegis Group plc	89
14	Aggreko plc	185
20	Amec plc	356
78	Anglo American plc	5,425
134	ARM Holdings plc	414
12	Arriva plc	211
93	AstraZeneca plc	4,592
188	Aviva plc	2,963
185	BAE Systems plc	1,920
24	Balfour Beatty plc	253
400	Barclays plc	5,065
13	Barratt Developments plc	178
25	BBA Aviation plc	128
6	Bellway plc	133
6	Berkeley Group Holdings plc, Unit (a)	203
172	BG Group plc	3,185
145	BHP Billiton plc	5,584
17	Biffa plc	90
7	Bovis Homes Group plc	92
1,086	BP plc	14,128
28	British Airways plc (a)	263
108	British American Tobacco plc	4,122
95	British Energy Group plc	1,052
25	British Land Co. plc	570
60	British Sky Broadcasting Group plc	845
16	Brixton plc	123
424	BT Group plc	2,880
14	Bunzl plc	215
21	Burberry Group plc	273
132	Cable & Wireless plc	536
108	Cadbury Schweppes plc	1,432
26	Capita Group plc	411
8	Carnival plc	375
19	Carphone Warehouse Group plc (c)	137
13	Cattles plc	91
298	Centrica plc	2,293
8	Charter plc (a)	174
5	Close Brothers Group plc	87
56	Cobham plc	245
99	Compass Group plc	712
23	Cookson Group plc	396
6	CSR plc (a)	84
14	Daily Mail & General Trust, Class A	179
11	Davis Service Group plc	121
9	De La Rue plc	162
144	Diageo plc	3,297
95	DSG International plc	257
28	Electrocomponents plc	148
12	Emap plc	211
27	Enterprise Inns plc	361
22	Firstgroup plc	359
16	FKI plc	31
91	Friends Provident plc	348
64	G4S plc	281
44	Galiform plc (a)	105
34	GKN plc	264
332	GlaxoSmithKline plc	8,533
6	Great Portland Estates plc	73
14	Hammerson plc	323
65	Hays plc	187
236	HBOS plc	4,301
41	Home Retail Group	374
700	HSBC Holdings plc	13,883
19	ICAP plc	235
18	IMI plc	212
74	Imperial Chemical Industries plc	1,017
34	Imperial Tobacco Group plc	1,740
19	Inchcape plc	191
14	Intercontinental Hotels Group plc	337
15	International Personal Finance plc	77
73	International Power plc	747
9	Intertek Group plc	192
36	Invensys plc (a)	243

SEE NOTES TO FINANCIAL STATEMENTS.

36   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	United Kingdom — Continued
56	Invesco plc	857
16	Investec plc	190
191	ITV plc	395
152	J Sainsbury plc	1,731
10	Johnson Matthey plc	378
14	Kelda Group plc, Class B	274
32	Kesa Electricals plc	213
114	Kingfisher plc	469
33	Ladbrokes plc	283
23	Land Securities Group plc	780
327	Legal & General Group plc	955
12	Liberty International plc	306
283	Lloyds TSB Group plc	3,217
70	LogicaCMG plc	237
4	LogicaCMG plc (a)	12
8	London Stock Exchange Group plc	289
91	Man Group plc	1,121
88	Marks & Spencer Group plc	1,192
27	Meggitt plc	190
14	Michael Page International plc	130
28	Misys plc	144
60	Mitchells & Butlers plc	831
22	Mondi plc	205
9	National Express Group plc	239
138	National Grid plc	2,283
12	Next plc	532
261	Old Mutual plc	1,002
42	Pearson plc	701
14	Persimmon plc	297
17	Premier Farnell plc	58
7	Provident Financial plc	137
118	Prudential plc	1,926
13	Punch Taverns plc	279
77	Rank Group plc	165
46	Reckitt Benckiser plc	2,684
66	Reed Elsevier plc	866
94	Rentokil Initial plc	337
33	Resolution plc	504
64	Reuters Group plc	888
29	Rexam plc	326
62	Rio Tinto plc	5,843
108	Rolls-Royce Group plc (a)	1,210
4,359	Rolls-Royce Group plc, Class B	10
149	Royal & Sun Alliance Insurance Group plc	490
604	Royal Bank of Scotland Group plc	6,520
45	SABMiller plc	1,349
65	Sage Group plc	330
23	Segro plc	228
6	Schroders plc	191
52	Scottish & Newcastle plc	856
43	Scottish & Southern Energy plc	1,390
26	Serco Group plc	243
11	Severn Trent plc	335
99	Signet Group plc	187
50	Smith & Nephew plc	674
18	Smiths Group plc	429
7	SSL International plc	72
34	Stagecoach Group plc, Class B	45
22	Stagecoach Group plc	124
103	Standard Life plc	611
2	Stolt-Nielsen S.A.	49
27	Tate & Lyle plc	242
58	Taylor Wimpey plc	300
397	Tesco plc	4,034
42	Tomkins plc	194
6	Travis Perkins plc	180
15	Trinity Mirror plc	122
25	TUI Travel plc (a)	139
10	Tullett Prebon plc	89
65	Unilever plc	2,190
11	United Business Media plc	170
56	United Utilities plc	845
2,991	Vodafone Group plc	11,785
11	Whitbread plc	397
16	William Hill plc	204
34	Wolseley plc	592
61	WPP Group plc	831
36	Yell Group plc	342
		173,191
	Total Common Stocks (Cost $903,738)	1,729,597
	iSHARES — 0.2%
	Germany — 0.1%
5	iShares MSCI Germany Index Fund	189
19	iShares MSCI Germany Index Fund	671
		860

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   37

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		United States — 0.1%
14		iShares MSCI Pacific ex-Japan Index Fund (c)	2,600
		Total iShares (Cost $2,558)	3,460
		Preferred Stocks — 1.2%
		Brazil — 0.5%
34		Aracruz Celulose S.A.	259
32		Banco Bradesco S.A.	1,096
52		Banco Itau Holding Financeira S.A.	1,472
—	(h)	Brasil Telecom Participacoes S.A.	—	(h)
—	(h)	Cia de Bebidas das Americas	6
9		Cia Energetica de Minas Gerais S.A.	189
64		Cia Vale do Rio Doce, Class A	2,024
48		Petroleo Brasileiro S.A.	2,016
20		Tele Norte Leste Participacoe S.A.	434
42		Unibanco—Uniao de Bancos Brasileiros S.A., Unit	665
—	(h)	Unibanco—Uniao de Bancos Brasileiros S.A., Unit	—	(h)
—	(h)	Vivo Participacoes S.A.	—	(h)
13		Votorantim Celulose e Papel S.A.	407
			8,568
		Germany — 0.7%
29		Henkel KGaA (c)	1,491
2		Porsche AG	4,320
16		ProSiebenSat.1 Media AG	461
7		RWE AG	820
23		Volkswagen AG	4,279
			11,371
		Italy — 0.0% (g)
210		Unipol Gruppo Finanziario S.p.A. (c)	754
		Japan — 0.0% (g)
2		Ito En Ltd. (c)	33
		Singapore — 0.0% (g)
—	(h)	Oversea-Chinese Banking Corp., 4.20%, 01/14/09, Class G (x)	—	(h)
		Total Preferred Stocks (Cost $5,319)	20,726
		Total Long-Term Investments (Cost $911,615)	1,753,783

NUMBER OF RIGHTS
Rights — 0.0% (g)
Brazil — 0.0% (g)
11	Rio Bond Right, expiring 01/01/80 (f)	—	(h)

NUMBER OF RIGHTS	SECURITY DESCRIPTION	VALUE($)

	Japan — 0.0% (g)
24	Dowa Mining Co., Ltd., expiring 01/29/10	—	(h)
	Sweden — 0.0% (g)
6	Ssab Svenskt Stal AB, Class A, expiring 11/12/07	184
10	Ssab Svenskt Stal AB, Class B, expiring 11/04/07	308
	Total Rights (Cost $105)	492

SHARES
Short-Term Investments — 0.7%
	Investment Companies — 0.6%
172	JPMorgan Liquid Assets Money Market Fund, Institutional Class (b)	172
11,700	JPMorgan Prime Money Market Fund, Institutional Class (b)	11,700
	Total Investment Companies (Cost $11,872)	11,872

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	U.S. Treasury Obligation — 0.1%
1,350	U.S. Treasury Bill, 4.85%, 01/17/08 (k) (n) (Cost $1,336)	1,339
	Total Short-Term Investments (Cost $13,208)	13,211
Investments of Cash Collateral for Securities on Loan — 17.3%
	Certificates of Deposit — 6.6%
10,000	Bank of Ireland, 5.53%, 12/20/07	10,000
10,000	Bank of New York, FRN, 5.40%, 05/02/08	9,999
7,000	Bank of Tokyo-Mitsubishi UFJ, Ltd (Japan) 5.00%, 01/24/08	7,000
7,000	Calyon, New York, FRN, 4.65%, 03/15/10	6,998
8,400	Canadian Imperial Bank, New York, FRN, 4.62%, 02/14/08	8,400
10,000	Clydesdale Bank plc, 5.53%, 12/20/07	10,000
12,000	Depfa Bank plc, New York, 5.00%, 01/29/08	12,000
10,000	Den Norske Bank ASA, London (Norway) 5.22%, 12/21/07	10,000
8,300	Deutsche Bank, New York, (Germany) FRN, 5.03%, 01/22/08	8,300
7,000	Dexia Bank, 4.99%, 01/24/08	7,000
3,750	Natexis Banques Populaires, New York, FRN, 4.64%, 01/09/08	3,750
12,500	National Bank of Canada, New York, 4.88%, 11/15/07	12,517

SEE NOTES TO FINANCIAL STATEMENTS.

38   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — Continued
	Certificates of Deposit — Continued
10,000	UniCredito Italiano Bank Ireland plc, New York, (Ireland) 5.56%, 12/20/07	10,000
		115,964
	Commercial Paper — 5.2%
10,000	Bayerische Landesbank, 5.24%, 12/21/07	9,869
13,000	Grampian Funding, LLC, 5.17%, 01/23/08	12,829
9,999	Lafayette Asset, 5.22%, 11/05/07	9,968
2,691	Lafayette Asset, 5.23%, 11/16/07	2,677
13,500	Lexington Parker Capital Co., 5.17%, 11/14/07	13,436
13,500	Liberty Street Funding Corp., 5.16%, 11/16/07	13,433
13,000	Sheffield Receivable Corp., 5.17%, 11/15/07	12,942
2,000	Three Pillars Funding, LLC, 5.22%, 11/05/07	1,991
8,000	Working Capital Management Co., 4.90%, 11/19/07	7,979
7,000	Working Capital Management Co., 4.97%, 11/21/07	6,979
		92,103
	Repurchase Agreements — 2.8%
24,582	Banc of America Securities LLC, 4.93%, dated 10/31/07, due 11/01/07, repurchase price $24,585, collateralized by U.S. Government Agency Mortgages	24,582
25,000	Barclays Capital, New York, 4.92%, dated 10/31/07, due 11/01/07, repurchase price $25,003, collateralized by U.S. Government Agency Mortgages	25,000
		49,582
	Time Deposits — 2.7%
10,000	Banesto Sa Madrid, 5.35%, 12/21/07	10,000
16,000	Bank of Nova Scotia, Toronto, 5.04%, 11/19/07	16,000
12,000	Lehman Brothers Bankhaus, AG, FRN, 4.59%, 12/11/07	12,000
10,000	Societe General, Montreal, 5.25%, 11/20/07	10,000
		48,000
	Total Investments of Cash Collateral for Securities on Loan (Cost $305,649)	305,649
	Total Investments — 117.1% (Cost $1,230,577)	2,073,135
	Liabilities in Excess of Other Assets — (17.1)%	(303,126)
	NET ASSETS — 100.0%	$1,770,009

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2007

The following represents the allocations by industry for common stocks and other investments based on total investments (excluding Investments of Cash Collateral for Securities on Loan):

INDUSTRY	PERCENTAGE
Commercial Banks	16.2%
Oil, Gas & Consumable Fuels	6.9
Diversified Telecommunication	5.4
Insurance	5.1
Electric Utilities	4.7
Metals & Mining	4.7
Automobiles	4.4
Chemicals	3.7
Pharmaceuticals	3.4
Machinery	2.2
Industrial Conglomerates	2.1
Wireless Telecommunication Services	2.0
Capital Markets	1.9
Diversified Financial Services	1.7
Food & Staples Retailing	1.7
Media	1.7
Multi-Utilities	1.7
Food Products	1.6
Real Estate Management & Development	1.6
Household Durables	1.5
Beverages	1.3
Electrical Equipment	1.2
Electronic Equipment & Instruments	1.2
Construction & Engineering	1.2
Software	1.1
Trading Companies & Distributors	1.1
Communications Equipment	1.1
Construction Materials	1.0
Real Estate Investment Trusts	1.0
Other (less than 1.0%)	15.6

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   39

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007 (continued)

(Amounts in thousands, except number of contracts)

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 10/31/07	UNREALIZED APPRECIATION
	Long Futures Outstanding
110	Dow Jones EURO STOXX 50	December, 2007	$7,177	$342
20	FTSE 100 Index	December, 2007	2,806	124
26	Topix Index	December, 2007	3,643	216
				$682

SEE NOTES TO FINANCIAL STATEMENTS.

40   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.2% (l)
		Common Stocks — 99.2%
		Australia — 2.3%
717		Macquarie Infrastructure Group	2,129
106		Woolworths Ltd.	3,333
			5,462
		Austria — 1.8%
31		Intercell AG (a)	1,275
38		OMV AG	2,852
			4,127
		Brazil — 0.6%
62		Cia Energetica de Minas Gerais S.A. ADR	1,350
		China — 0.8%
167		Parkson Retail Group Ltd.	1,900
		Cyprus — 1.4%
194		Marfin Popular Bank Public Co., Ltd., Class B	3,155
		Finland — 1.9%
94		Nokia OYJ	3,743
191		Ruukki Group OYJ	785
			4,528
		France — 9.8%
10		Alstom	2,326
10		Cie Generale de Geophysique-Veritas (a)	3,299
15		Compagnie Generale des Etablissements Michelin, Class B	1,975
17		Renault S.A. (c)	2,834
25		Sanofi-Aventis (c)	2,177
12		Schneider Electric S.A. (c)	1,684
39		Suez S.A.	2,525
76		Total S.A.	6,160
			22,980
		Germany — 13.0%
17		Allianz SE	3,801
47		Bayer AG	3,897
21		Continental AG	3,245
28		Daimler AG	3,123
40		Deutsche Lufthansa AG	1,188
21		E.ON AG	4,161
42		Lanxess AG	2,088
17		Merck KGaA	2,107
16		Muenchener Rueckversicherungs-Gesellschaft AG	3,053
28		Siemens AG	3,758
			30,421
		Greece — 0.5%
27		Folli-Follie S.A.	1,146
		Hong Kong — 1.0%
500		Li & Fung Ltd.	2,373
		Israel — 1.4%
345		Makhteshim-Agan Industries Ltd. (a)	3,316
		Italy — 2.0%
65		Banco Popolare Scarl (a)	1,549
395		Intesa Sanpaolo S.p.A.	3,135
			4,684
		Japan — 16.6%
138		Chugai Pharmaceutical Co., Ltd.	2,397
247		Daiwa Securities Group, Inc.	2,380
33		Elpida Memory, Inc. (a) (c)	1,125
285		Fukuoka Financial Group, Inc.	1,837
1		Japan Tobacco, Inc.	3,282
—	(h)	KDDI Corp.	1,480
203		Kirin Brewery Co., Ltd.	2,837
334		Kubota Corp.	2,804
101		Mitsubishi Estate Co., Ltd. (c)	3,028
241		Mitsubishi UFJ Financial Group, Inc.	2,408
668		Nippon Sheet Glass Co., Ltd.	4,078
113		Shiseido Co., Ltd.	2,720
—	(h)	Sumitomo Mitsui Financial Group, Inc.	2,138
33		TDK Corp.	2,675
—	(h)	West Japan Railway Co.	2,077
16		Yamada Denki Co., Ltd. (c)	1,617
			38,883
		Luxembourg — 1.5%
45		ArcelorMittal (c)	3,567
		Netherlands — 5.1%
96		ING Groep N.V. CVA	4,354
231		Koninklijke KPN N.V.	4,353
48		TNT N.V.	1,979
37		USG People N.V. (c)	1,132
			11,818
		Norway — 1.3%
160		Orkla ASA	3,000
		Singapore — 2.0%
673		CapitaMall Trust	1,718
1,032		Singapore Telecommunications Ltd.	2,934
			4,652
		South Korea — 2.1%
48		Hana Financial Group, Inc.	2,453
87		LG.Philips LCD Co., Ltd. ADR (a)	2,356
			4,809
		Spain — 3.0%
8		Acciona S.A.	2,330
217		Banco Santander Central Hispano S.A.	4,742
			7,072

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   41

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Sweden — 1.9%
108	Skanska AB, Class B	2,156
242	TeliaSonera AB	2,391
		4,547
	Switzerland — 3.3%
52	Credit Suisse Group	3,498
24	Roche Holding AG	4,129
		7,627
	Taiwan — 1.7%
19	HON HAI Precision Industry Co., Ltd. GDR	293
95	HON HAI Precision Industry Co., Ltd. GDR	1,438
211	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	2,251
		3,982
	United Kingdom — 24.2%
154	BAE Systems plc	1,600
229	BG Group plc	4,237
344	HSBC Holdings plc	6,823
70	Imperial Tobacco Group plc	3,565
79	InterContinental Hotels Group plc	1,850
294	International Power plc	3,002
558	Legal & General Group plc	1,629
326	Premier Foods plc	1,535
179	Prudential plc	2,923
292	Royal Bank of Scotland Group plc	3,156
87	Scottish & Southern Energy plc	2,826
68	Shire plc	1,708
415	Tesco plc	4,218
298	TUI Travel plc (a)	1,672
79	Vedanta Resources plc	3,631
1,986	Vodafone Group plc	7,825
353	Wm Morrison Supermarkets plc	2,176
125	Wolseley plc	2,175
		56,551
	Total Long-Term Investments (Cost $190,338)	231,950
Short-Term Investments — 4.2%
	Investment Company — 4.0%
9,401	JPMorgan Prime Money Market Fund, Institutional Class (b) (Cost $9,401)	9,401

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	U.S. Treasury Obligation — 0.2%
	U.S. Treasury Bill — 0.2%
330	U.S. Treasury Bill, 4.85%, 01/17/08 (n) (Cost $327)	327
	Total Short-Term Investments (Cost $9,728)	9,728
Investments of Cash Collateral for Securities on Loan — 4.4%
	Certificate of Deposit — 0.2%
550	Deutsche Bank, New York, FRN, 5.03%, 01/22/08	550
	Repurchase Agreements — 4.2%
1,767	Banc of America Securities LLC, 4.93%, dated 10/31/07, due 11/01/07, repurchase price $1,767, collateralized by U.S. Government Agency Mortgages	1,767
2,000	Barclays Capital, Inc., 4.92%, dated 10/31/07, due 11/01/07, repurchase price $2,000, collateralized by U.S. Government Agency Mortgages	2,000
2,000	Bear Stearns Cos., Inc., 4.94%, dated 10/31/07, due 11/01/07, repurchase price $2,000, collateralized by U.S. Government Agency Mortgages	2,000
2,000	Credit Suisse First Boston LLC, 4.95%, dated 10/31/07, due 11/01/07, repurchase price $2,000, collateralized by U.S. Government Agency Mortgages	2,000
2,000	Lehman Brothers, Inc., 4.93%, dated 10/31/07, due 11/01/07, repurchase price $2,000, collateralized by U.S. Government Agency Mortgages	2,000
		9,767
	Total Investments of Cash Collateral for Securities on Loan (Cost $10,317)	10,317
	Total Investments — 107.8% (Cost $210,383)	251,995
	Liabilities in Excess of Other Assets — (7.8)%	(18,169)
	NET ASSETS — 100.0%	$233,826

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

42   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

Summary of Investments by Industry, October 31, 2007

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments (excluding Investments of Cash Collateral for Securities on Loan):

INDUSTRY	PERCENTAGE
Commercial Banks	13.0%
Pharmaceuticals	5.7
Oil, Gas & Consumable Fuels	5.5
Insurance	4.7
Diversified Telecommunication	4.0
Food & Staples Retailing	4.0
Wireless Telecommunication Services	3.8
Chemicals	3.8
Electric Utilities	3.4
Industrial Conglomerates	3.1
Metals & Mining	3.0
Tobacco	2.8
Electronic Equipment & Instruments	2.8
Automobiles	2.4
Capital Markets	2.4
Auto Components	2.2
Construction & Engineering	1.9
Diversified Financial Services	1.8
Building Products	1.7
Electrical Equipment	1.7
Communications Equipment	1.5
Hotels Restaurants & Leisure	1.5
Semiconductors & Semiconductor	1.4
Energy Equipment & Services	1.4
Real Estate Management & Development	1.3
Independent Power Producers & Energy Traders	1.2
Beverages	1.2
Machinery	1.2
Personal Products	1.1
Multi-Utilities	1.0
Distributors	1.0
Other (less than 1.0%)	8.5
Short-Term Investments	4.0

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   43

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007 (continued)

(Amounts in thousands, except number of contracts)

Forward Foreign Currency Exchange Contracts

CONTRACTS TO BUY		SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/07		NET UNREALIZED APPRECIATION (DEPRECIATION)
1,466,774	AUD for
1,888,472	SGD	11/07/07	$1,306	$1,366	#	$60
9,642,191	AUD	11/07/07	8,205	8,978		773
13,881,766	CHF	11/07/07	11,603	11,988		385
14,172,496	EUR	11/07/07	19,889	20,531		642
2,853,054	GBP	11/07/07	5,734	5,932		198
11,915,427	HKD	11/07/07	1,526	1,538		12
1,246,368,583	JPY	11/07/07	10,864	10,810		(54)
5,122,600	NOK	11/07/07	955	954		(1)
6,497,232	SEK	11/07/07	967	1,023		56
480,547	SGD	11/07/07	318	332		14
			$61,367	$63,452		$2,085

CONTRACTS TO SELL		SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/07	NET UNREALIZED APPRECIATION (DEPRECIATION)
4,430,000	CHF	11/07/07	$3,760	$3,826	$(66)
583,930	CHF	02/05/08	504	507	(3)
19,029,699	EUR	11/07/07	26,282	27,568	(1,286)
3,827,953	EUR	02/05/08	5,522	5,551	(29)
3,986,217	GBP	11/07/07	7,994	8,287	(293)
2,268,491	GBP	02/05/08	4,684	4,702	(18)
920,675,176	JPY	11/07/07	7,961	7,985	(24)
7,460,235	NOK	11/07/07	1,280	1,390	(110)
1,082,254	SGD	11/07/07	715	748	(33)
			$58,702	$60,564	$(1,862)

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at 10/31/07 of the currency being sold, and the value at 10/31/07 is the U.S. Dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

44   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

JPMorgan International Realty Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.1% (l)
		Common Stocks — 97.1%
		Australia — 11.2%
89		Centro Properties Group	585
136		CFS Retail Property Trust, Unit	310
90		GPT Group	390
783		ING Office Fund	1,320
161		Stockland	1,355
163		Tishman Speyer Office Fund	334
			4,294
		Austria — 2.5%
21		Conwert Immobilien Invest AG (a)	406
45		IMMOEAST AG (a)	549
			955
		Canada — 3.5%
44		Artis REIT	786
18		Huntingdon REIT, Unit	42
20		RioCan REIT	497
			1,325
		Cyprus — 0.5%
17		Mirland Development Corp. plc (a)	203
		Finland — 4.2%
68		Citycon OYJ	446
36		Sponda OYJ	498
49		Technopolis plc OYJ	465
7		YIT OYJ	210
			1,619
		France — 5.5%
3		Affine S.A.	208
5		Klepierre	289
6		Unibail-Rodamco	1,598
			2,095
		Germany — 4.6%
20		Alstria Office AG (a)	357
28		DIC Asset AG	934
13		GWB Immobilien AG (a)	175
7		IVG Immobilien AG	314
			1,780
		Hong Kong — 14.6%
323		Hang Lung Properties Ltd.	1,554
67		Henderson Land Development Co., Ltd.	601
171		New World Development Ltd.	616
174		Sino Land Co.	545
93		Sun Hung Kai Properties Ltd.	1,777
85		Wharf Holdings Ltd.	513
			5,606
		Japan — 27.7%
—	(h)	Global One Real Estate Investment Corp.	203
—	(h)	Japan Hotel and Resort, Inc.	271
—	(h)	MID REIT, Inc.	400
94		Mitsubishi Estate Co., Ltd.	2,818
96		Mitsui Fudosan Co., Ltd.	2,656
—	(h)	Nippon Building Fund, Inc.	1,015
16		Nomura Real Estate Holdings, Inc.	452
—	(h)	Pacific Management Corp.	437
37		Sumitomo Realty & Development Co., Ltd.	1,306
37		Tokyu Land Corp.	383
—	(h)	Tokyu REIT, Inc.	405
—	(h)	Top REIT, Inc.	247
2		Urban Corp.	28
			10,621
		Singapore — 9.4%
103		Ascendas REIT	186
700		Ascott Group Ltd. (The)	800
173		CapitaLand Ltd.	974
48		Keppel Land Ltd.	277
804		Macquarie MEAG Prime REIT	669
832		Mapletree Logistics Trust	693
			3,599
		South Africa — 3.0%
380		Growthpoint Properties Ltd., Unit	960
297		SA Corporate Real Estate Fund, Unit	192
			1,152
		Sweden — 2.1%
48		Fabege AB	578
6		Russian Real Estate Investment Co. AB (a)	230
			808
		United Kingdom — 8.3%
6		China Real Estate Opportunities Ltd. (a)	91
30		Great Portland Estates plc	355
25		InterContinental Hotels Group plc	575
25		Land Securities Group plc	871
23		Meinl European Land Ltd. (a)	323
97		Segro plc	946
			3,161
		Total Long-Term Investments (Cost $35,199)	37,218

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   45

JPMorgan International Realty Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 2.6%
	Investment Company — 2.6%
1,002	JPMorgan Prime Money Market Fund, Institutional Class (b) (Cost $1,002)	1,002
	Total Investments — 99.7% (Cost $36,201)	38,220
	Other Assets in Excess of Liabilities — 0.3%	103
	NET ASSETS — 100.0%	$38,323

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2007

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Real Estate Management & Development	57.3%
Shopping Centers	14.7
Office	10.4
Diversified	6.9
Industrials	5.9
Hotels	2.2
Short-Term Investments	2.6

Forward Foreign Currency Exchange Contracts

CONTRACTS TO BUY		SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/07		NET UNREALIZED APPRECIATION (DEPRECIATION)
415,526	AUD for
258,503	EUR	12/10/07	$375	$386	#	$11
212,365	AUD for
21,385,071	JPY	12/10/07	186	197	#	11
4,387,493	AUD	12/10/07	3,722	4,078		356
690,305	CAD	12/10/07	701	731		30
76,975	CHF	12/10/07	65	67		2
135,912	EUR for
21,838,400	JPY	12/10/07	190	197	#	7
1,711,049	EUR	12/10/07	2,434	2,480		46
200,170	GBP for
3,156,120	HKD	12/10/07	407	416	#	9
202,280	GBP for
46,943,526	JPY	12/10/07	409	420	#	11
1,737,590	GBP	12/10/07	3,505	3,609		104
5,145,044	HKD for
76,334,209	JPY	12/10/07	665	664	#	(1)
14,409,240	HKD	12/10/07	1,855	1,860		5
85,175,449	JPY for
363,903	GBP	12/10/07	756	742	#	(14)
48,016,836	JPY for
3,241,977	HKD	12/10/07	419	418	#	(1)
155,039,189	JPY	12/10/07	1,338	1,350		12
1,406,654	NOK	12/10/07	260	262		2
1,794,583	SGD	12/10/07	1,225	1,244		19
3,193,238	ZAR	12/10/07	484	488		4
			$18,996	$19,609		$613

SEE NOTES TO FINANCIAL STATEMENTS.

46   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

Forward Foreign Currency Exchange Contracts (continued)

CONTRACTS TO SELL		SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/07	NET UNREALIZED APPRECIATION (DEPRECIATION)
1,111,157	AUD	12/10/07	$964	$1,033	$(69)
749,788	CAD	12/10/07	731	794	(63)
2,460,913	EUR	12/10/07	3,482	3,567	(85)
935,045	GBP	12/10/07	1,904	1,942	(38)
13,490,522	HKD	12/10/07	1,740	1,741	(1)
210,839,085	JPY	12/10/07	1,830	1,836	(6)
956,928	NOK	12/10/07	170	178	(8)
1,035,439	SEK	12/10/07	156	163	(7)
4,708,898	SGD	12/10/07	3,154	3,263	(109)
6,665,833	ZAR	12/10/07	923	1,019	(96)
			$15,054	$15,536	$(482)

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at 10/31/07 of the currency being sold, and the value at 10/31/07 is the U.S. Dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   47

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.7% (l)
	Common Stocks — 98.7%
	Austria — 1.5%
216	OMV AG	16,188
	Belgium — 1.5%
490	Fortis	15,748
	Brazil — 2.1%
636	Cia Energetica de Minas Gerais S.A. ADR	13,734
56	Unibanco—Uniao de Bancos Brasileiros S.A. GDR	8,789
		22,523
	Canada — 0.4%
50	Domtar Canada Paper, Inc. (a)	427
458	Domtar Corp. (a)	3,953
		4,380
	Cyprus — 1.2%
798	Marfin Popular Bank Public Co., Ltd., Class B	12,994
	Finland — 1.7%
285	Nokia OYJ	11,305
1,591	Ruukki Group OYJ (c)	6,537
		17,842
	France — 7.3%
32	Cie Generale de Geophysique-Veritas (a)	10,516
97	Compagnie Generale des Etablissements Michelin, Class B (c)	13,039
81	Renault S.A. (c)	13,753
127	Suez S.A.	8,318
402	Total S.A.	32,417
		78,043
	Germany — 15.3%
95	Allianz SE (c)	21,497
161	Bayer AG	13,416
90	Continental AG (c)	13,582
261	Daimler AG	28,830
274	Deutsche Lufthansa AG	8,096
169	E.ON AG	32,999
147	Lanxess AG	7,291
74	Merck KGaA	9,317
101	Muenchener Rueckversicherungs-Gesellschaft AG	19,389
68	Siemens AG	9,342
		163,759
	Greece — 2.1%
118	Folli—Follie S.A.	5,093
111	National Bank of Greece S.A.	7,789
515	Sidenor Steel Products Manufacturing Co. S.A.	9,757
		22,639
	Hong Kong — 1.1%
598	Sun Hung Kai Properties Ltd.	11,428
	Israel — 1.2%
1,305	Makhteshim-Agan Industries Ltd. (a)	12,560
	Italy — 2.9%
351	Banco Popolare Scarl (a) (c)	8,429
2,796	Intesa Sanpaolo S.p.A.	22,179
		30,608
	Japan — 17.5%
199	Daikin Industries Ltd.	9,997
1,403	Daiwa Securities Group, Inc.	13,521
1,391	Fukuoka Financial Group, Inc. (c)	8,965
4	Japan Tobacco, Inc.	21,508
1	KDDI Corp.	7,840
1,246	Kirin Holdings Co. Ltd.	17,412
577	Mitsubishi Corp.	17,956
2,188	Mitsubishi UFJ Financial Group, Inc.	21,892
1	Nippon Building Fund, Inc.	11,010
3,081	Nippon Sheet Glass Co., Ltd.	18,807
1	Sumitomo Mitsui Financial Group, Inc.	10,108
162	TDK Corp.	13,328
3	West Japan Railway Co. (c)	15,148
		187,492
	Luxembourg — 1.2%
160	ArcelorMittal (c)	12,895
	Netherlands — 9.0%
664	ING Groep N.V. CVA	30,008
1,032	Koninklijke KPN N.V.	19,487
893	Royal Dutch Shell plc, Class A	39,171
189	TNT N.V.	7,742
		96,408
	Norway — 1.1%
642	Orkla ASA	12,012
	Singapore — 1.5%
5,773	Singapore Telecommunications Ltd.	16,417

SEE NOTES TO FINANCIAL STATEMENTS.

48   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	South Korea — 1.1%
224	Hana Financial Group, Inc.	11,330
	Spain — 3.6%
1,744	Banco Santander S.A.	38,140
	Sweden — 0.7%
399	Skanska AB, Class B	7,931
	Switzerland — 2.1%
341	Credit Suisse Group	23,039
	Taiwan — 1.9%
537	Chunghwa Telecom Co., Ltd. ADR	10,316
964	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	10,266
		20,582
	United Kingdom — 20.7%
1,025	BAE Systems plc	10,651
909	Barclays plc	11,504
2,530	BP plc	32,912
274	British American Tobacco plc	10,442
2,238	HSBC Holdings plc	44,381
230	Imperial Tobacco Group plc	11,655
4,423	Legal & General Group plc	12,912
1,531	Premier Foods plc	7,202
2,211	Royal Bank of Scotland Group plc	23,878
355	Vedanta Resources plc	16,289
10,259	Vodafone Group plc	40,427
		222,253
	Total Long-Term Investments (Cost $922,150)	1,057,211
Short-Term Investments — 0.7%
	Investment Company — 0.5%
5,800	JPMorgan Prime Money Market Fund, Institutional Shares (b) (Cost $5,800)	5,800

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	U.S. Treasury Bill — 0.2%
1,500	U.S. Treasury Bill, 4.26%, 01/17/08 (n) (Cost $1,488)	1,488
	Total Short-Term Investments (Cost $7,288)	7,288

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 4.9%
	Certificates of Deposit — 0.5%
500	Canadian Imperial Bank, New York, FRN, 4.62%, 02/14/08	500
400	Deutsche Bank, New York, FRN, 5.03%, 01/22/08 (Germany)	400
2,000	Natexis Banques Populaires, New York, FRN, 4.64%, 01/09/08	2,000
2,000	Unicredito Italiano, New York, FRN, 5.62%, 05/06/08 (Ireland)	2,010
		4,910
	Repurchase Agreements — 4.4%
7,638	Banc of America Securities LLC, 4.93%, dated 10/31/07, due 11/01/07, repurchase price $7,639 collateralized by U.S. Government Agency Mortgages	7,638
10,000	Barclays Capital, 4.92%, dated 10/31/07, due 11/01/07, repurchase price $10,001 collateralized by U.S. Government Agency Mortgages	10,000
10,000	Bear Stearns Cos., Inc., 4.94%, dated 10/31/07, due 11/01/07, repurchase price $10,001 collateralized by U.S. Government Agency Mortgages	10,000
10,000	Credit Suisse First Boston LLC, 4.95%, dated 10/31/07, due 11/01/07, repurchase price $10,001 collateralized by U.S. Government Agency Mortgages	10,000
10,000	Lehman Brothers, Inc., 4.93%, dated 10/31/07, due 11/01/07, repurchase price $10,001 collateralized by U.S. Government Agency Mortgages	10,000
		47,638
	Total Investment of Cash Collateral for Securities on Loan (Cost $52,548)	52,548
	Total Investments — 104.3% (Cost $981,986)	1,117,047
	Liabilities in Excess of Other Assets — (4.3)%	(45,548)
	NET ASSETS — 100.0%	$1,071,499

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   49

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007 (continued)

Summary of Investments by Industry, October 31, 2007

The following table represents the portfolio investments of the Fund by industry classifications as percentage of total investments (excluding Investments of Cash Collateral for Securities on Loan):

INDUSTRY	PERCENTAGE
Commercial Banks	21.6%
Oil, Gas & Consumable Fuels	11.3
Insurance	5.1
Wireless Telecommunication Services	4.5
Electric Utilities	4.4
Diversified Telecommunication	4.3
Diversified Financial Services	4.3
Tobacco	4.1
Automobiles	4.0
Metals & Mining	3.7
Capital Markets	3.4
Chemicals	3.1
Building Products	2.7
Industrial Conglomerates	2.6
Auto Components	2.5
Trading Companies & Distributors	1.7
Beverages	1.6
Road & Rail	1.4
Electronic Equipment & Instruments	1.3
Real Estate Management & Development	1.1
Communications Equipment	1.1
Real Estate Investment Trusts	1.0
Aerospace & Defense	1.0
Energy Equipment & Services	1.0
Semiconductors & Semiconductor Equipment	1.0
Other (less than 1.0%)	5.5
Short-Term Investments	0.7

SEE NOTES TO FINANCIAL STATEMENTS.

50   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007 (continued)

(Amounts in thousands, except number of contracts)

Forward Foreign Currency Exchange Contracts

CONTRACTS TO BUY		SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/07		NET UNREALIZED APPRECIATION (DEPRECIATION)
7,623,662	AUD for
48,710,921	HKD	11/21/07	$6,287	$7,093	#	$806
66,343,101	AUD	11/21/07	53,152	61,729		8,577
832,583	CAD	11/21/07	787	882		95
72,998,168	CHF	11/21/07	61,535	63,099		1,564
14,114,276	DKK	11/21/07	2,561	2,744		183
86,425,617	EUR	11/21/07	121,350	125,230		3,880
33,932,758	GBP	11/21/07	68,233	70,516		2,283
154,267,501	HKD	11/21/07	19,784	19,910		126
7,055,950,455	JPY	11/21/07	61,892	61,300		(592)
92,386,568	SEK	11/21/07	13,831	14,549		718
1,394,976	SGD	11/21/07	915	965		50
			$410,327	$428,017		$17,690

CONTRACTS TO SELL		SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/07	NET UNREALIZED APPRECIATION (DEPRECIATION)
4,007,400	CAD	11/21/07	$3,733	$4,242	$(509)
22,598,856	CHF	11/21/07	19,314	19,534	(220)
152,777,488	EUR	11/21/07	210,015	221,374	(11,359)
49,045,234	GBP	11/21/07	99,418	101,921	(2,503)
51,920,250	HKD	11/21/07	6,658	6,701	(43)
9,540,000	ILS	11/21/07	2,264	2,414	(150)
6,206,316,076	JPY	11/21/07	54,063	53,919	144
15,281,150	NOK	11/21/07	2,574	2,846	(272)
			$398,039	$412,951	$(14,912)

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at 10/31/07 of the currency being sold, and the value at 10/31/07 is the U.S. Dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   51

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.8% (l)
	Common Stocks — 98.4%
	Australia — 3.4%
1,320	AXA Asia Pacific Holdings Ltd.	10,099
290	Babcock & Brown Ltd.	8,389
982	BHP Billiton Ltd.	42,753
194	Commonwealth Bank of Australia	11,171
92	Macquarie Bank Ltd.	7,323
		79,735
	Austria — 0.7%
94	OMV AG	7,091
93	Voestalpine AG	8,417
		15,508
	Belgium — 0.4%
100	InBev N.V.	9,444
	Brazil — 0.9%
256	Cia Vale do Rio Doce ADR	9,629
142	Petroleo Brasileiro S.A. ADR	11,778
		21,407
	China — 0.6%
1,094	China Life Insurance Co. Ltd., Class H	7,302
2,170	Shimao Property Holdings Ltd.	7,767
		15,069
	Denmark — 1.7%
63	Carlsberg A/S, Class B	8,470
69	D/S Norden	8,595
212	D/S Torm A/S	8,918
69	Novo Nordisk A/S, Class B	8,661
109	Sydbank A/S	5,036
		39,680
	Egypt — 0.4%
46	Orascom Construction Industries GDR	8,383
	Finland — 2.0%
243	Elisa OYJ	7,234
817	Nokia OYJ	32,430
81	Wartsila OYJ, Class B	6,651
		46,315
	France — 8.1%
33	Alstom	7,926
237	AXA S.A.	10,623
201	BNP Paribas	22,232
79	Bouygues S.A.	7,648
76	Cie de Saint-Gobain	8,200
18	Cie Generale de Geophysique-Veritas (a)	5,763
67	CNP Assurances	8,510
69	Compagnie Generale des Etablissements Michelin, Class B	9,241
78	Electricite de France	9,384
265	France Telecom S.A.	9,789
116	Ipsen	6,612
52	Lafarge S.A.	8,426
44	Nexans S.A.	7,551
36	PPR	7,068
61	Renault S.A.	10,248
96	Sanofi-Aventis	8,454
54	Societe Generale	9,060
149	Suez S.A.	9,743
197	Total S.A.	15,871
197	Vivendi	8,916
		191,265
	Germany — 7.6%
65	Allianz SE	14,699
57	BASF AG	7,921
95	Bayer AG	7,964
192	Commerzbank AG	8,155
152	Daimler AG	16,797
84	Deutsche Bank AG	11,176
118	E.ON AG	23,158
125	Fresenius Medical Care AG & Co. KGaA	6,572
63	Linde AG	7,987
51	MAN AG	9,178
61	Merck KGaA	7,655
43	Muenchener Rueckversicherungs-Gesellschaft AG	8,158
37	Salzgitter AG	7,228
126	SGL Carbon AG (a)	7,418
131	Siemens AG	17,898
120	ThyssenKrupp AG	8,001
35	Volkswagen AG	10,061
		180,026
	Greece — 0.8%
123	National Bank of Greece S.A.	8,598
248	Piraeus Bank S.A.	9,982
48	Sidenor Steel Products Manufacturing Co. S.A.	910
		19,490
	Hong Kong — 4.6%
408	Cheung Kong Holdings Ltd.	8,003
1,548	China Everbright Ltd. (a)	6,962
463	China Mobile Ltd.	9,572
1,155	Citic Pacific Ltd.	7,283

SEE NOTES TO FINANCIAL STATEMENTS.

52   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Hong Kong — Continued
4,207	CNOOC Ltd.	9,092
432	Esprit Holdings Ltd.	7,215
1,744	Hang Lung Properties Ltd.	8,391
1,011	Henderson Land Development Co., Ltd.	9,063
1,184	Kingboard Chemicals Holdings Ltd.	7,777
657	Orient Overseas International Ltd.	6,783
400	Sun Hung Kai Properties Ltd.	7,644
679	Swire Pacific Ltd., Class A	9,690
1,666	Wharf Holdings Ltd.	10,045
		107,520
	India — 1.1%
112	ICICI Bank Ltd. ADR	7,767
178	Reliance Capital Ltd. GDR	9,611
66	Reliance Industries Ltd. GDR (e)	9,309
		26,687
	Ireland — 0.3%
314	Allied Irish Banks plc	7,906
	Israel — 0.4%
190	Teva Pharmaceutical Industries Ltd. ADR	8,382
	Italy — 3.3%
436	Banca Popolare di Milano SCRL	6,863
772	Enel S.p.A.	9,262
357	ENI S.p.A.	13,048
267	Fiat S.p.A.	8,644
247	Fondiaria-Sai S.p.A.	8,434
1,946	Intesa Sanpaolo S.p.A.	15,434
3,097	Telecom Italia S.p.A. RNC	8,020
1,082	UniCredito Italiano S.p.A.	9,306
		79,011
	Japan — 18.2%
191	Aisin Seiki Co., Ltd.	7,861
186	Astellas Pharma, Inc.	8,243
505	Chugoku Bank Ltd. (The)	7,329
692	Daihatsu Motor Co., Ltd.	7,390
139	Daikin Industries Ltd.	7,016
1	East Japan Railway Co.	8,204
299	Futaba Industrial Co., Ltd.	8,414
214	Hitachi Construction Machinery Co., Ltd.	8,781
252	Honda Motor Co., Ltd.	9,422
59	Ibiden Co., Ltd.	4,959
647	ITOCHU Corp.	8,176
1	Japan Tobacco, Inc.	8,166
122	JFE Holdings, Inc.	7,142
1,332	Joyo Bank Ltd. (The)	8,260
560	Kawasaki Kisen Kaisha Ltd.	7,773
276	Komatsu Ltd.	9,247
816	Kyowa Hakko Kogyo Co., Ltd.	8,908
181	Makita Corp.	8,734
885	Mitsubishi Chemical Holdings Corp.	7,323
357	Mitsubishi Corp.	11,115
629	Mitsubishi Electric Corp.	7,669
1,448	Mitsubishi Materials Corp.	8,477
379	Mitsui & Co., Ltd.	9,831
508	Mitsui OSK Lines Ltd.	8,396
211	Mitsumi Electric Co., Ltd.	9,727
98	Nidec Corp.	7,341
227	Nikon Corp.	7,285
17	Nintendo Co., Ltd.	10,860
801	Nippon Mining Holdings, Inc.	7,571
934	Nippon Oil Corp.	8,272
1,099	Nippon Steel Corp.	7,305
2	Nippon Telegraph & Telephone Corp.	7,025
301	Nipro Corp.	5,743
805	Nissan Motor Co., Ltd.	9,232
274	Nissin Kogyo Co., Ltd.	7,157
472	Nomura Holdings, Inc.	8,411
198	Olympus Corp.	8,246
1	Sapporo Hokuyo Holdings, Inc.	7,678
86	Shin-Etsu Chemical Co., Ltd.	5,529
160	Sony Corp.	7,912
462	Sumitomo Corp.	8,043
391	Sumitomo Metal Mining Co., Ltd.	8,725
2	Sumitomo Mitsui Financial Group, Inc.	16,579
258	Suzuki Motor Corp.	8,470
121	Takeda Pharmaceutical Co., Ltd.	7,546
595	Tokyo Tatemono Co., Ltd.	7,655
858	Toshiba Corp.	7,266
404	Toyota Motor Corp.	23,115
316	Yamaha Corp.	7,359
221	Yamatake Corp.	6,929
1,036	Yokohama Rubber Co., Ltd. (The)	7,721
		431,538
	Luxembourg — 0.8%
127	ArcelorMittal	10,135
378	SES FDR	9,359
		19,494
	Mexico — 0.2%
70	America Movil S.A.B. de C.V., Series L ADR	4,600

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   53

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Netherlands — 4.5%
220	ASML Holding N.V.	7,671
70	Fugro N.V., CVA	6,183
122	Heineken N.V.	8,565
334	ING Groep N.V. CVA	15,093
375	Koninklijke KPN N.V.	7,074
231	Koninklijke Philips Electronics N.V.	9,553
108	Nutreco Holding N.V.	7,398
1,038	Royal Dutch Shell plc, Class B	45,300
		106,837
	Norway — 1.7%
258	Hafslund ASA, Class B	7,659
504	Norsk Hydro ASA	7,407
447	Orkla ASA	8,364
240	StatoilHydro ASA	8,162
411	Telenor ASA (a)	9,668
		41,260
	Portugal — 0.4%
1,443	Energias de Portugal S.A.	9,297
	Russia — 0.7%
95	Mechel ADR	7,957
24	MMC Norilsk Nickel ADR	7,549
		15,506
	Singapore — 1.6%
1,645	CapitaLand Ltd.	9,262
2,671	Neptune Orient Lines Ltd.	9,568
1,563	Singapore Petroleum Co., Ltd.	8,926
3,397	Singapore Telecommunications Ltd.	9,660
		37,416
	South Korea — 0.3%
2,874	STX Pan Ocean Co Ltd	7,393
	Spain — 3.7%
494	Banco Bilbao Vizcaya Argentaria S.A.	12,506
1,091	Banco Santander Central Hispano S.A.	23,865
108	Inditex S.A.	8,044
1,622	Mapfre S.A.	7,652
183	Repsol YPF S.A.	7,232
877	Telefonica S.A.	29,033
		88,332
	Sweden — 2.0%
123	Alfa Laval AB	9,824
476	Nordea Bank AB	8,527
377	Sandvik AB	7,166
188	Ssab Svenskt Stal AB, Class A	6,129
198	Swedbank AB, Class A	6,206
971	TeliaSonera AB	9,578
		47,430
	Switzerland — 8.3%
338	ABB Ltd.	10,213
134	Actelion Ltd. (a)	6,669
118	Compagnie Financiere Richemont AG, Class A, Unit	8,459
260	Credit Suisse Group	17,568
72	Holcim Ltd.	8,267
120	Julius Baer Holding AG	10,403
78	Nestle S.A.	36,244
387	Novartis AG	20,585
119	Roche Holding AG	20,394
17	St Galler Kantonalbank (a)	7,260
23	Swatch Group AG	7,380
33	Swiss Life Holding (a)	8,998
93	Swiss Reinsurance	8,735
281	UBS AG	15,051
30	Zurich Financial Services AG	9,000
		195,226
	Taiwan — 0.6%
369	AU Optronics Corp. ADR	8,013
278	HON HAI Precision Industry Co., Ltd. GDR	4,220
177	HON HAI Precision Industry Co., Ltd. GDR	2,681
		14,914
	United Arab Emirates — 0.3%
657	Lamprell plc	6,571
	United Kingdom — 18.8%
367	3i Group plc	8,297
1,264	Amlin plc	8,476
592	Antofagasta plc	10,350
349	Autonomy Corp. plc (a)	7,160
674	BAE Systems plc	7,004
1,099	Barclays plc	13,904
487	BG Group plc	9,023
3,073	BP plc	39,978
192	British American Tobacco plc	7,297
1,281	BT Group plc	8,705
1,064	Centrica plc	8,179
1,734	Game Group plc	7,227
823	GlaxoSmithKline plc	21,138
502	HBOS plc	9,153
2,321	HSBC Holdings plc	46,015

SEE NOTES TO FINANCIAL STATEMENTS.

54   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	United Kingdom — Continued
905	International Power plc	9,228
664	John Wood Group plc	5,788
197	Kazakhmys plc	6,074
865	Lloyds TSB Group plc	9,828
811	Man Group plc	9,969
489	Mitchells & Butlers plc	6,794
288	National Express Group plc	7,920
613	Prudential plc	10,018
160	Rio Tinto plc	15,032
1,918	Royal Bank of Scotland Group plc	20,710
315	SABMiller plc	9,497
329	Schroders plc	10,589
270	Shire plc	6,767
315	Standard Chartered plc	12,265
1,627	Tesco plc	16,552
304	Unilever plc	10,314
189	Vedanta Resources plc	8,680
10,378	Vodafone Group plc	40,896
379	Weir Group plc (The)	7,005
1,408	Wm Morrison Supermarkets plc	8,692
		444,524
	Total Common Stocks (Cost $1,879,840)	2,326,166
	Preferred Stock — 0.4%
	Germany — 0.4%
4	Porsche AG (Cost $4,883)	9,733
	Total Investments — 98.8% (Cost $1,884,723)	2,335,899
	Other Assets in Excess of Liabilities — 1.2%	28,744
	NET ASSETS — 100%	$2,364,643

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2007

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	14.2%
Oil, Gas & Consumable Fuels	9.0
Metals & Mining	8.0
Pharmaceuticals	5.7
Insurance	5.2
Automobiles	4.8
Diversified Telecommunication	4.5
Capital Markets	4.2
Real Estate Management & Development	3.3
Wireless Telecommunication Services	2.7
Electric Utilities	2.5
Machinery	2.5
Food Products	2.3
Marine	2.1
Electronic Equipment & Instruments	1.8
Electrical Equipment	1.7
Auto Components	1.7
Diversified Financial Services	1.7
Trading Companies & Distributors	1.6
Chemicals	1.6
Beverages	1.5
Industrial Conglomerates	1.4
Communications Equipment	1.4
Household Durables	1.1
Food & Staples Retailing	1.1
Energy Equipment & Services	1.0
Specialty Retail	1.0
Other (less than 1.0%)	10.4

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   55

JPMorgan International Equity Funds

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007 (continued)

ABBREVIATIONS:

(a)	— Non-income producing security.

(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc. or JPMorgan Investment Advisors Inc.

(c)	— Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(e)	— Security is exempt from registration under Rule 144A of the Securities Act of 1933. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)	— Fair Valued Investment. The following are approximately the market value and percentage of the investments based on net assets that are fair valued (amounts in thousands):

Fund	Market Value		Percentage
Emerging Markets Equity Fund	$435		0.1%
International Equity Fund	—	(h)	—	(g)
International Equity Index Fund	276		—	(g)

In addition, the market value and percentage based on net assets of the investments that are fair valued under the fair valuation policy for the international investments as described in Note 2A are as follows (amounts in thousands):

Fund	Market Value	Percentage
Emerging Markets Equity Fund	$376,390	60.4%
International Equity Fund	3,360,619	95.1
International Equity Index Fund	1,690,475	95.5
International Opportunities Fund	225,700	96.5
International Realty Fund	35,893	93.7
International Value Fund	1,009,725	94.2
Intrepid International Fund	2,238,578	94.7

(g)	— Amount rounds to less than 0.1%.

(h)	— Amount rounds to less than one thousand.

(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(k)	— Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l)	— All or a portion of these securities are reserved for current or potential holdings with the custodian for forward foreign currency contracts.

(n)	— The rate shown is the effective yield at the date of purchase.

(x)	— Security is perpetual and, thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown reflects the next call date. The coupon rate shown is the rate in effect as of October 31, 2007.

ADR	— American Depositary Receipt

AUD	— Australian Dollar

CAD	— Canadian Dollar

CHF	— Swiss Franc

CVA	— Dutch Certification

DKK	— Danish Krone

EUR	— Euro

FDR	— Fiduciary Depositary Receipts

FRN	— Floating Rate Note. The rate shown is the rate in effect as of October 31, 2007.

GBP	— British Pound

GDR	— Global Depositary Receipt

HKD	— Hong Kong Dollar

ILS	— Isreali Shekel

JPY	— Japanese Yen

NOK	— Norwegian Krone

REIT	— Real Estate Investment Trust

RNC	— Risparmio Non-Convertible Savings Shares

SDR	— Special Drawing Rights

SEK	— Swedish Krona

SGD	— Singapore Dollar

VVPR	— Strip Security which, when held with a corresponding ordinary share, entitles the owner to a reduced withholding tax rate of 15%, rather than 25%, on the dividend paid by the company.

ZAR	— South African Rand

SEE NOTES TO FINANCIAL STATEMENTS.

56   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   57

STATEMENTS OF ASSETS AND LIABILITIES
AS OF OCTOBER 31, 2007

(Amounts in thousands, except per share amounts)

	Emerging Markets Equity Fund	International Equity Fund	International Equity Index Fund		International Opportunities Fund
ASSETS:
Investments in non-affiliates, at value	$614,376	$3,890,408	$2,061,263		$242,594
Investments in affiliates, at value	12,178	—	11,872		9,401
Total investment securities, at value	626,554	3,890,408	2,073,135		251,995
Cash	79	—	1		187
Foreign currency, at value	960	275	6,227		443
Receivables:
Investment securities sold	4,030	107,082	1,791		10,093
Fund shares sold	4,497	1,115	1,100		143
Interest and dividends	741	7,540	2,260		350
Tax reclaims	1	735	350		31
Variation margin on futures contracts	—	—	130		—
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—		2,140
Prepaid expenses and other assets	—	1	—	(c)	—
Total Assets	636,862	4,007,156	2,084,994		265,382

LIABILITIES:
Payables:
Due to custodian	—	51,126	—		—
Investment securities purchased	1,383	40,256	1,535		19,063
Collateral for securities lending program	10,586	349,407	305,649		10,317
Fund shares redeemed	872	28,156	6,269		8
Deferred India capital gains tax	165	—	—		—
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—		1,917
Accrued liabilities:
Investment advisory fees	497	1,930	809		114
Administration fees	51	284	152		8
Shareholder servicing fees	98	602	38		16
Distribution fees	26	84	56		4
Custodian and accounting fees	183	529	327		39
Trustees’ and Chief Compliance Officer’s fees	1	12	5		2
Other	102	423	145		68
Total Liabilities	13,964	472,809	314,985		31,556
Net Assets	$622,898	$3,534,347	$1,770,009		$233,826

SEE NOTES TO FINANCIAL STATEMENTS.

58   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

	Emerging Markets Equity Fund	International Equity Fund	International Equity Index Fund	International Opportunities Fund
NET ASSETS:
Paid in capital	$333,452	$1,710,405	$823,185	$232,110
Accumulated undistributed (distributions in excess of) net investment income	676	6,886	20,350	2,993
Accumulated net realized gains (losses)	(14,401)	544,155	83,037	(43,126)
Net unrealized appreciation (depreciation)	303,171	1,272,901	843,437	41,849
Total Net Assets	$622,898	$3,534,347	$1,770,009	$233,826
Net Assets:
Class A	$62,409	$181,682	$139,828	$13,255
Class B	15,402	13,236	21,693	2,023
Class C	9,519	61,023	23,567	77
Class R5 (a)	—	76,309	—	—
Select Class	341,701	3,202,097	1,584,921	63,875
Institutional Class	193,867	—	—	154,596
Total	$622,898	$3,534,347	$1,770,009	$233,826

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	2,383	4,268	4,183	720
Class B	595	314	694	111
Class C	369	1,455	725	4
Class R5 (a)	—	1,786	—	—
Select Class	12,877	74,960	47,094	3,433
Institutional Class	7,234	—	—	8,260

Net Asset Value:
Class A — Redemption price per share	$26.19	$42.57	$33.43	$18.40
Class B — Offering price per share (b)	25.89	42.13	31.25	18.20
Class C — Offering price per share (b)	25.80	41.95	32.52	18.21
Class R5 (a) — Offering price per share	—	42.72	—	—
Select Class — Offering and redemption price per share	26.54	42.72	33.65	18.60
Institutional Class — Offering and redemption price per share	26.80	—	—	18.72
Class A Maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A Maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$27.64	$44.93	$35.28	$19.42

Cost of investments	$323,237	$2,617,570	$1,230,577	$210,383
Cost of foreign currency	941	225	6,057	435
Market value of securities on loan	10,270	335,900	293,166	9,828

(a)	Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.

(b)	Redemption price for Class B and Class C Shares varies based on length of time shares are held.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   59

STATEMENTS OF ASSETS AND LIABILITIES
AS OF OCTOBER 31, 2007 (continued)

(Amounts in thousands, except per share amounts)

	International Realty Fund		International Value Fund		Intrepid International Fund
ASSETS:
Investments in non-affiliates, at value	$37,218		$1,111,247		$2,335,899
Investments in affiliates, at value	1,002		5,800		—
Total investment securities, at value	38,220		1,117,047		2,335,899
Cash	227		149		15,465
Foreign currency, at value	22		16		54
Receivables:
Investment securities sold	2,823		—	(c)	44,689
Fund shares sold	137		3,906		6,043
Interest and dividends	85		1,500		3,440
Tax reclaims	2		101		1,117
Unrealized appreciation on forward foreign currency exchange contracts	629		18,426		—
Due from advisor	9		—		—
Total Assets	42,154		1,141,145		2,406,707

LIABILITIES:
Payables:
Investment securities purchased	3,200		—		38,233
Collateral for securities lending program	—		52,548		—
Fund shares redeemed	27		327		1,219
Unrealized depreciation on forward foreign currency exchange contracts	498		15,648		—
Accrued liabilities:
Investment advisory fees	—		521		1,655
Administration fees	—		88		45
Shareholder servicing fees	5		195		421
Distribution fees	9		40		8
Custodian and accounting fees	47		169		356
Trustees’ and Chief Compliance Officer’s fees	—	(c)	1		2
Other	45		109		125
Total Liabilities	3,831		69,646		42,064
Net Assets	$38,323		$1,071,499		$2,364,643

SEE NOTES TO FINANCIAL STATEMENTS.

60   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

	International Realty Fund	International Value Fund	Intrepid International Fund
NET ASSETS:
Paid in capital	$37,092	$873,188	$1,867,439
Accumulated undistributed (distributions in excess of) net investment income	917	10,033	17,708
Accumulated net realized gains (losses)	(1,830)	50,428	28,246
Net unrealized appreciation (depreciation)	2,144	137,850	451,250
Total Net Assets	$38,323	$1,071,499	$2,364,643

Net Assets:
Class A	$9,333	$106,228	$24,750
Class B	—	14,604	—
Class C	12,223	17,193	4,861
Class R5 (a)	8,148	—	—
Select Class	8,619	732,412	1,966,815
Institutional Class	—	201,062	368,217
Total	$38,323	$1,071,499	$2,364,643

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	545	5,097	898
Class B	—	714	—
Class C	717	844	178
Class R5 (a)	474	—	—
Select Class	502	34,855	70,336
Institutional Class	—	9,523	13,128

Net Asset Value:
Class A — Redemption price per share	$17.12	$20.84	$27.57
Class B — Offering price per share (b)	—	20.46	—
Class C — Offering price per share (b)	17.04	20.36	27.33
Class R5 (a) — Offering price per share	17.18	—	—
Select Class — Offering and redemption price per share	17.16	21.01	27.96
Institutional Class — Offering and redemption price per share	—	21.11	28.05
Class A Maximum sales charge	5.25%	5.25%	5.25%
Class A Maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$18.07	$21.99	$29.10

Cost of investments	$36,201	$981,986	$1,884,723
Cost of foreign currency	22	16	54
Market value of securities on loan	—	50,469	—

(a)	Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.

(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   61

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2007

(Amounts in thousands)

	Emerging Markets Equity Fund	International Equity Fund		International Equity Index Fund	International Opportunities Fund
INVESTMENT INCOME:
Dividend income	$9,239	$105,325		$45,276	$5,406
Dividend income from affiliates (a)	99	5		652	296
Interest income	273	482		166	20
Income from securities lending (net)	25	5,528		2,549	248
Foreign taxes withheld	(399)	(8,997)		(4,855)	(436)
Total investment income	9,237	102,343		43,788	5,534

EXPENSES:
Investment advisory fees	4,814	32,842		8,636	1,137
Administration fees	478	4,080		1,559	188
Distribution fees:
Class A	95	409		294	31
Class B	83	95		161	13
Class C	37	400		140	—	(c)
Shareholder servicing fees:
Class A	95	409		294	31
Class B	28	32		54	4
Class C	12	134		46	—	(c)
Class R5 (b)	—	27		—	—
Select Class	735	9,555		3,531	151
Institutional Class	133	—		—	115
Custodian and accounting fees	675	2,003		1,167	160
Interest expense	18	281		1	12
Professional fees	75	150		106	69
Trustees’ and Chief Compliance Officer’s fees	5	46		24	2
Printing and mailing costs	55	343		84	26
Registration and filing fees	47	57		59	32
Transfer agent fees	188	1,311		507	70
Other	18	69		39	7
Total expenses	7,591	52,243		16,702	2,048
Less amounts waived	(3)	(7,616)		(3,147)	(88)
Less earnings credits	—	—	(c)	(1)	—
Less reimbursement for legal matters	—	—	(c)	— (c)	—
Net expenses	7,588	44,627		13,554	1,960
Net investment income (loss)	1,649	57,716		30,234	3,574

SEE NOTES TO FINANCIAL STATEMENTS.

62   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

	Emerging Markets Equity Fund		International Equity Fund	International Equity Index Fund	International Opportunities Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Realized gain (loss) on transactions from:
Investments	$34,854		$554,078	$85,217	$24,374
Futures	—		—	710	(219)
Foreign currency transactions	(96)		1,385	403	143
Net realized gain (loss)	34,758		555,463	86,330	24,298
Change in net unrealized appreciation (depreciation) of:
Investments	198,652	(d)	138,980	285,349	12,061
Futures	—		—	210	9
Foreign currency translations	18		(20)	148	98
Change in net unrealized appreciation (depreciation)	198,670		138,960	285,707	12,168
Net realized/unrealized gains (losses)	233,428		694,423	372,037	36,466
Change in net assets resulting from operations	$235,077		$752,139	$402,271	$40,040

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.

(c)	Amount rounds to less than $1,000.

(d)	Net of deferred India capital gains tax of approximately $165,000

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   63

STATEMENTS OF OPERATIONS
FOR THE PERIODS ENDED OCTOBER 31, 2007 (continued)

(Amounts in thousands)

	International Realty Fund (a)	International Value Fund	Intrepid International Fund
INVESTMENT INCOME:
Dividend income	$536	$17,318	$42,101
Dividend income from affiliates (b)	6	1,241	—
Interest income	20	55	902
Income from securities lending (net)	—	629	—
Foreign taxes withheld	(38)	(1,571)	(3,512)
Total investment income	524	17,672	39,491

EXPENSES:
Investment advisory fees	159	3,810	14,066
Administration fees	17	629	1,641
Distribution fees:
Class A	11	150	41
Class B	—	84	—
Class C	41	70	24
Shareholder servicing fees:
Class A	11	150	41
Class B	—	28	—
Class C	14	24	8
Class R5 (c)	2	—	—
Select Class	11	1,173	3,456
Institutional Class	—	85	253
Custodian and accounting fees	147	548	1,098
Interest expense	1	3	2
Professional fees	74	83	94
Trustees’ and Chief Compliance Officer’s fees	— (d)	7	19
Printing and mailing costs	23	60	69
Registration and filing fees	81	112	36
Transfer agent fees	102	93	159
Other	8	13	38
Total expenses	702	7,122	21,045
Less amounts waived	(184)	(4)	(923)
Less earnings credits	—	—	(2)
Less expense reimbursements	(269)	—	—
Net expenses	249	7,118	20,120
Net investment income (loss)	275	10,554	19,371

SEE NOTES TO FINANCIAL STATEMENTS.

64   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

	International Realty Fund (a)	International Value Fund	Intrepid International Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Realized gain (loss) on transactions from:
Investments	$(1,240)	$51,510	$39,422
Futures	—	1,886	192
Foreign currency transactions	60	(2,079)	(502)
Net realized gain (loss)	(1,180)	51,317	39,112

Change in net unrealized appreciation (depreciation) of:
Investments	2,019	90,201	350,018
Foreign currency translations	125	2,484	77
Change in net unrealized appreciation (depreciation)	2,144	92,685	350,095
Net realized/unrealized gains (losses)	964	144,002	389,207
Change in net assets resulting from operations	$1,239	$154,556	$408,578

(a)	Commencement of operations was November 30, 2006.

(b)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(c)	Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.

(d)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   65

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Emerging Markets Equity Fund		International Equity Fund
	Year Ended 10/31/2007	Year Ended 10/31/2006	Year Ended 10/31/2007	Year Ended 10/31/2006
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,649	$1,891	$57,716	$54,828
Net realized gain (loss)	34,758	799	555,463	188,579
Change in net unrealized appreciation (depreciation)	198,670	78,478	138,960	550,234
Change in net assets from operations	235,077	81,168	752,139	793,641

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(88)	(21)	(2,197)	(1,594)
From net realized gains	—	—	(6,336)	(2,257)
Class B
From net investment income	—	—	(134)	(87)
From net realized gains	—	—	(517)	(217)
Class C
From net investment income	(8)	—	(584)	(353)
From net realized gains	—	—	(2,041)	(467)
Class R5 (a)
From net investment income	—	—	(946)	(165)
From net realized gains	—	—	(1,487)	—
Select Class
From net investment income	(1,389)	(439)	(55,039)	(55,148)
From net realized gains	—	—	(176,774)	(43,903)
Institutional Class
From net investment income	(647)	(258)	—	—
Total distributions to shareholders	(2,132)	(718)	(246,055)	(104,191)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(2,228)	110,320	(1,299,200)	951,792

NET ASSETS:
Change in net assets	230,717	190,770	(793,116)	1,641,242
Beginning of period	392,181	201,411	4,327,463	2,686,221
End of period	$622,898	$392,181	$3,534,347	$4,327,463
Accumulated undistributed (distributions in excess of) net investment income	$676	$1,259	$6,886	$6,685

(a)	Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

66   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

	International Equity Index Fund			International Opportunities Fund
	Year Ended 10/31/2007	Period Ended 10/31/2006 (a)	Year Ended 6/30/2006	Year Ended 10/31/2007	Year Ended 10/31/2006
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$30,234	$4,723	$22,191	$3,574	$1,586
Net realized gain (loss)	86,330	8,143	34,464	24,298	37,741
Change in net unrealized appreciation (depreciation)	285,707	95,755	206,792	12,168	(1,857)
Change in net assets from operations	402,271	108,621	263,447	40,040	37,470

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,085)	—	(1,058)	(124)	(115)
From net realized gains	(597)	—	—	—	—
Class B
From net investment income	(302)	—	(210)	(10)	(11)
From net realized gains	(129)	—	—	—	—
Class C
From net investment income	(203)	—	(93)	— (b)	—
From net realized gains	(85)	—	—	— (b)	—
Select Class
From net investment income	(27,192)	—	(17,661)	(722)	(1,315)
From net realized gains	(7,136)	—	—	—	—
Institutional Class
From net investment income	—	—	—	(1,268)	(1,174)
Total distributions to shareholders	(37,729)	—	(19,022)	(2,124)	(2,615)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	35,629	(24,048)	92,340	50,514	(30,265)

NET ASSETS:
Change in net assets	400,171	84,573	336,765	88,430	4,590
Beginning of period	1,369,838	1,285,265	948,500	145,396	140,806
End of period	$1,770,009	$1,369,838	$1,285,265	$233,826	$145,396
Accumulated undistributed (distributions in excess of) net investment income	$20,350	$18,625	$13,802	$2,993	$1,368

(a)	The Fund changed its fiscal year end from June 30 to October 31.

(b)	Commencement of offering of class of shares effective July 31, 2007.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   67

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Realty Fund (a)	International Value Fund
	Period Ended 10/31/2007	Year Ended 10/31/2007	Year Ended 10/31/2006
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$275	$10,554	$4,939
Net realized gain (loss)	(1,180)	51,317	19,213
Change in net unrealized appreciation (depreciation)	2,144	92,685	32,152
Change in net assets from operations	1,239	154,556	56,304

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	— (c)	(309)	(45)
Class B
From net investment income	—	(68)	(15)
Class C
From net investment income	— (c)	(51)	—
Class R5 (b)
From net investment income	(1)	—	—
Select Class
From net investment income	(8)	(3,635)	(785)
Institutional Class
From net investment income	—	(743)	(548)
Total distributions to shareholders	(9)	(4,806)	(1,393)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	37,093	577,600	198,135

NET ASSETS:
Change in net assets	38,323	727,350	253,046
Beginning of period	—	344,149	91,103
End of period	$38,323	$1,071,499	$344,149
Accumulated undistributed (distributions in excess of) net investment income	$917	$10,033	$4,003

(a)	Commencement of operations was November 30, 2006.

(b)	Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

68   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

	Intrepid International Fund (a)
	Year Ended 10/31/2007	Year Ended 10/31/2006
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$19,371	$8,143
Net realized gain (loss)	39,112	10,135
Change in net unrealized appreciation (depreciation)	350,095	79,361
Change in net assets from operations	408,578	97,639

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(62)	(27)
Class C
From net investment income	(14)	—
Select Class
From net investment income	(7,852)	—
Institutional Class
From net investment income	(1,675)	(1,598)
Total distributions to shareholders	(9,603)	(1,625)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	933,333	830,023

NET ASSETS:
Change in net assets	1,332,308	926,037
Beginning of period	1,032,335	106,298
End of period	$2,364,643	$1,032,335
Accumulated undistributed (distributions in excess of) net investment income	$17,708	$8,200

(a)	Prior to December 15, 2005, the Fund was named Tax Aware International Opportunities Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   69

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Emerging Markets Equity Fund			International Equity Fund
	Year Ended 10/31/2007	Year Ended 10/31/2006		Year Ended 10/31/2007	Year Ended 10/31/2006
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$30,072	$21,007		$62,632	$60,687
Dividends and distributions reinvested	78	16		5,667	1,953
Cost of shares redeemed	(12,387)	(7,943)		(48,781)	(77,282)
Redemption fees	2	2		5	7
Change in net assets from Class A capital transactions	$17,765	$13,082		$19,523	$(14,635)

Class B
Proceeds from shares issued	$4,689	$6,116		$2,496	$4,063
Dividends and distributions reinvested	—	—		511	256
Cost of shares redeemed	(3,483)	(1,926)		(3,070)	(7,150)
Redemption fees	1	1		— (c)	1
Change in net assets from Class B capital transactions	$1,207	$4,191		$(63)	$(2,830)

Class C
Proceeds from shares issued	$6,299	$1,884	(b)	$17,452	$19,996
Dividends and distributions reinvested	8	—	(b)	989	237
Cost of shares redeemed	(1,216)	(120	)(b)	(10,338)	(5,939)
Redemption fees	— (c)	—	(b)(c)	2	2
Change in net assets from Class C capital transactions	$5,091	$1,764		$8,105	$14,296

Class R5 (a)
Proceeds from shares issued	$—	$—		$51,775	$28,908	(d)
Dividends and distributions reinvested	—	—		2,433	165	(d)
Cost of shares redeemed	—	—		(15,543)	(538	)(d)
Redemption fees	—	—		2	1	(d)
Change in net assets from Class R5 capital transactions	$—	$—		$38,667	$28,536

Select Class
Proceeds from shares issued	$90,033	$134,767		$328,131	$876,477
Subscriptions in-kind (Note 9)	—	—		—	841,540
Dividends and distributions reinvested	301	130		61,145	32,762
Cost of shares redeemed	(152,233)	(51,416)		(1,754,823)	(824,562)
Redemption fees	15	26		115	208
Change in net assets from Select Class capital transactions	$(61,884)	$83,507		$(1,365,432)	$926,425

Institutional Class
Proceeds from shares issued	$62,787	$14,848		$—	$—
Dividends and distributions reinvested	506	205		—	—
Cost of shares redeemed	(27,707)	(7,287)		—	—
Redemption fees	7	10		—	—
Change in net assets from Institutional Class capital transactions	$35,593	$7,776		$—	$—

Total change in net assets from capital transactions	$(2,228)	$110,320		$(1,299,200)	$951,792

(a)	Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.

(b)	Commencement of offering of class of shares effective February 28, 2006

(c)	Amount rounds to less than $1,000.

(d)	Commencement of offering of class of shares effective May 15, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

70   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

	Emerging Markets Equity Fund			International Equity Fund
	Year Ended 10/31/2007	Year Ended 10/31/2006		Year Ended 10/31/2007	Year Ended 10/31/2006
SHARE TRANSACTIONS:
Class A
Issued	1,426	1,406		1,609	1,753
Reinvested	4	1		149	59
Redeemed	(613)	(527)		(1,248)	(2,220)
Change in Class A Shares	817	880		510	(408)

Class B
Issued	228	417		64	118
Reinvested	—	—		14	8
Redeemed	(175)	(131)		(79)	(218)
Change in Class B Shares	53	286		(1)	(92)

Class C
Issued	310	125	(b)	452	582
Reinvested	— (d)	—	(b)	27	7
Redeemed	(58)	(8	)(b)	(266)	(174)
Change in Class C Shares	252	117		213	415

Class R5 (a)
Issued	—	—		1,311	821	(c)
Reinvested	—	—		63	4	(c)
Redeemed	—	—		(399)	(14	)(c)
Change in Class R5 Shares	—	—		975	811

Select Class
Issued	4,502	9,008		8,465	25,392
Subscriptions in-kind (Note 9)	—	—		—	24,614
Reinvested	17	9		1,609	992
Redeemed	(7,503)	(3,510)		(44,029)	(23,631)
Change in Select Class Shares	(2,984)	5,507		(33,955)	27,367

Institutional Class
Issued	3,027	976		—	—
Reinvested	28	15		—	—
Redeemed	(1,304)	(479)		—	—
Change in Institutional Class Shares	1,751	512		—	—

(a)	Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.

(b)	Commencement of offering of class of shares effective February 28, 2006

(c)	Commencement of offering of class of shares effective May 15, 2006.

(d)	Amounts round to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   71

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Equity Index Fund			International Opportunities Fund
	Year Ended 10/31/2007	Year Ended 10/31/2006 (a)	Year Ended 6/30/2006	Year Ended 10/31/2007		Year Ended 10/31/2006
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$60,234	$12,632	$41,841	$2,533		$2,639
Dividends and distributions reinvested	2,333	—	911	117		104
Cost of shares redeemed	(41,788)	(9,780)	(23,029)	(3,173)		(1,682)
Redemption fees	3	—	2	—	(b)	1
Change in net assets from Class A capital transactions	$20,782	$2,852	$19,725	$(523)		$1,062

Class B
Proceeds from shares issued	$5,668	$1,173	$9,510	$713		$554
Dividends and distributions reinvested	399	—	194	10		10
Cost of shares redeemed	(9,450)	(2,829)	(5,219)	(438)		(440)
Redemption fees	1	—	1	—	(b)	— (b)
Change in net assets from Class B capital transactions	$(3,382)	$(1,656)	$4,486	$285		$124

Class C
Proceeds from shares issued	$9,844	$946	$4,201	$74	(c)	$—
Dividends and distributions reinvested	248	—	82	—	(c)	—
Cost of shares redeemed	(4,558)	(839)	(2,958)	—	(c)	—
Redemption fees	1	—	1	—	(c)	—
Change in net assets from Class C capital transactions	$5,535	$107	$1,326	$74		$—

Select Class
Proceeds from shares issued	$249,754	$28,636	$261,045	$4,402		$2,756
Dividends and distributions reinvested	2,692	—	143	538		901
Cost of shares redeemed	(239,792)	(53,987)	(194,423)	(8,613)		(39,041)
Redemption fees	40	—	38	1		4
Change in net assets from Select Class capital transactions	$12,694	$(25,351)	$66,803	$(3,672)		$(35,380)

Institutional Class
Proceeds from shares issued	$—	$—	$—	$76,339		$36,947
Dividends and distributions reinvested	—	—	—	736		486
Cost of shares redeemed	—	—	—	(22,727)		(33,508)
Redemption fees	—	—	—	2		4
Change in net assets from Institutional Class capital transactions	$—	$—	$—	$54,350		$3,929

Total change in net assets from capital transactions	$35,629	$(24,048)	$92,340	$50,514		$(30,265)

(a)	The fund changed its fiscal year end from June 30 to October 31.

(b)	Amount rounds to less than $1,000.

(c)	Commencement of offering of class of shares effective July 31, 2007.

SEE NOTES TO FINANCIAL STATEMENTS.

72   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

	International Equity Index Fund			International Opportunities Fund
	Year Ended 10/31/2007	Year Ended 10/31/2006 (a)	Year Ended 6/30/2006	Year Ended 10/31/2007	Year Ended 10/31/2006
SHARE TRANSACTIONS:
Class A
Issued	2,051	499	1,806	153	191
Reinvested	85	—	40	7	8
Redeemed	(1,400)	(400)	(1,001)	(190)	(125)
Change in Class A Shares	736	99	845	(30)	74

Class B
Issued	205	50	439	43	40
Reinvested	15	—	9	— (b)	1
Redeemed	(336)	(122)	(241)	(26)	(32)
Change in Class B Shares	(116)	(72)	207	17	9

Class C
Issued	340	38	183	4 (c)	—
Reinvested	9	—	4	— (c)	—
Redeemed	(159)	(34)	(133)	— (c)	—
Change in Class C Shares	190	4	54	4	—

Select Class
Issued	8,483	1,132	11,321	267	209
Reinvested	95	—	6	34	72
Redeemed	(7,925)	(2,124)	(8,565)	(512)	(2,937)
Change in Select Class Shares	653	(992)	2,762	(211)	(2,656)

Institutional Class
Issued	—	—	—	4,493	2,640
Reinvested	—	—	—	46	39
Redeemed	—	—	—	(1,360)	(2,499)
Change in Institutional Class Shares	—	—	—	3,179	180

(a)	The Fund changed its fiscal year end from June 30 to October 31.

(b)	Amount rounds to less than 1,000.

(c)	Commencement of offering of class of shares effective July 31, 2007.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   73

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Realty Fund (a)	International Value Fund
	Period Ended 10/31/2007	Year Ended 10/31/2007	Year Ended 10/31/2006
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$10,873	$84,842	$20,265
Dividends and distributions reinvested	— (c)	207	32
Cost of shares redeemed	(1,686)	(15,219)	(2,597)
Redemption fees	2	7	2
Change in net assets from Class A capital transactions	$9,189	$69,837	$17,702

Class B
Proceeds from shares issued	$—	$6,066	$6,238
Dividends and distributions reinvested	—	56	12
Cost of shares redeemed	—	(1,761)	(803)
Redemption fees	—	1	1
Change in net assets from Class B capital transactions	$—	$4,362	$5,448

Class C
Proceeds from shares issued	$13,662	$14,422	$1,664	(d)
Dividends and distributions reinvested	— (c)	27	—	(d)
Cost of shares redeemed	(1,625)	(972)	(31	)(d)
Redemption fees	2	1	—	(c) (d)
Change in net assets from Class C capital transactions	$12,039	$13,478	$1,633

Class R5 (b)
Proceeds from shares issued	$8,338	$—	$—
Dividends and distributions reinvested	— (c)	—	—
Cost of shares redeemed	(283)	—	—
Redemption fees	1	—	—
Change in net assets from Class R5 capital transactions	$8,056	$—	$—

Select Class
Proceeds from shares issued	$11,348	$497,184	$196,151
Dividends and distributions reinvested	8	473	381
Cost of shares redeemed	(3,549)	(134,270)	(28,777)
Redemption fees	2	53	21
Change in net assets from Select Class capital transactions	$7,809	$363,440	$167,776

Institutional Class
Proceeds from shares issued	$—	$146,326	$15,457
Dividends and distributions reinvested	—	410	368
Cost of shares redeemed	—	(20,263)	(10,256)
Redemption fees	—	10	7
Change in net assets from Institutional Class capital transactions	$—	$126,483	$5,576

Total change in net assets from capital transactions	$37,093	$577,600	$198,135

(a)	Commencement of operations was November 30, 2006.

(b)	Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.

(c)	Amount rounds to less than $1,000.

(d)	Commencement of offering of class of shares effective July 11, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

74   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

	International Realty Fund (a)	International Value Fund
	Period Ended 10/31/2007	Year Ended 10/31/2007	Year Ended 10/31/2006
SHARE TRANSACTIONS:
Class A
Issued	650	4,510	1,319
Reinvested	— (c)	12	2
Redeemed	(105)	(807)	(169)
Change in Class A Shares	545	3,715	1,152

Class B
Issued	—	330	422
Reinvested	—	3	1
Redeemed	—	(95)	(53)
Change in Class B Shares	—	238	370

Class C
Issued	819	792	105	(d)
Reinvested	— (c)	1	—	(d)
Redeemed	(102)	(52)	(2	)(d)
Change in Class C Shares	717	741	103

Class R5 (b)
Issued	491	—	—
Reinvested	— (c)	—	—
Redeemed	(17)	—	—
Change in Class R5 Shares	474	—	—

Select Class
Issued	720	26,221	13,209
Reinvested	1	27	28
Redeemed	(219)	(6,901)	(1,860)
Change in Select Class Shares	502	19,347	11,377

Institutional Class
Issued	—	7,446	1,000
Reinvested	—	23	27
Redeemed	—	(1,021)	(679)
Change in Institutional Class Shares	—	6,448	348

(a)	Commencement of operations was November 30, 2006.

(b)	Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.

(c)	Amount rounds to less than 1,000.

(d)	Commencement of offering of class of shares effective July 11, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   75

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid International Fund (a)
	Year Ended 10/31/2007	Year Ended 10/31/2006
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$17,052	$10,297
Dividends and distributions reinvested	55	21
Cost of shares redeemed	(9,192)	(1,332)
Redemption fees	— (b)	—	(b)
Change in net assets from Class A capital transactions	$7,915	$8,986

Class C
Proceeds from shares issued	$3,184	$1,477	(c)
Dividends and distributions reinvested	6	—	(c)
Cost of shares redeemed	(564)	(44	)(c)
Redemption fees	— (b)	—	(b)(c)
Change in net assets from Class C capital transactions	$2,626	$1,433

Select Class
Proceeds from shares issued	$1,395,575	$490,108	(c)
Dividends and distributions reinvested	533	—	(c)
Cost of shares redeemed	(281,368)	(8,827	)(c)
Redemption fees	34	12	(c)
Change in net assets from Select Class capital transactions	$1,114,774	$481,293

Institutional Class
Proceeds from shares issued	$201,810	$416,006
Dividends and distributions reinvested	234	177
Cost of shares redeemed	(394,032)	(77,881)
Redemption fees	6	9
Change in net assets from Institutional Class capital transactions	$(191,982)	$338,311

Total change in net assets from capital transactions	$933,333	$830,023

(a)	Prior to December 15, 2005, the Fund was named Tax Aware International Opportunities Fund.

(b)	Amount rounds to less than $1,000.

(c)	Commencement of offering of class of shares effective February 28, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

76   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

	Intrepid International Fund (a)
	Year Ended 10/31/2007	Year Ended 10/31/2006
SHARE TRANSACTIONS:
Class A
Issued	696	501
Reinvested	3	1
Redeemed	(393)	(66)
Change in Class A Shares	306	436

Class C
Issued	132	72	(c)
Reinvested	— (b)	—	(c)
Redeemed	(24)	(2	)(c)
Change in Class C Shares	108	70

Select Class
Issued	57,785	24,049	(c)
Reinvested	23	—	(c)
Redeemed	(11,098)	(423	)(c)
Change in Select Class Shares	46,710	23,626

Institutional Class
Issued	8,107	20,268
Reinvested	11	9
Redeemed	(17,438)	(3,743)
Change in Institutional Class Shares	(9,320)	16,534

(a)	Prior to December 15, 2005, the Fund was named Tax Aware International Opportunities Fund.

(b)	Amount rounds to less than 1,000.

(c)	Commencement of offering of class of shares effective February 28, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   77

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Class A

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption fees
Emerging Markets Equity Fund
Year Ended October 31, 2007	$16.42	$0.02	(e)	$9.80	$9.82	$(0.05)	$—	$(0.05)	$—	(f)
Year Ended October 31, 2006	12.23	0.05	(e)	4.16	4.21	(0.02)	—	(0.02)	—	(f)
Year Ended October 31, 2005	9.50	(0.03)		2.82	2.79	(0.06)	—	(0.06)	—	(f)
Year Ended October 31, 2004	7.49	0.05	(e)	2.06	2.11	(0.10)	—	(0.10)	—
Year Ended October 31, 2003	5.21	0.04	(e)	2.27	2.31	(0.03)	—	(0.03)	—

International Equity Fund
Year Ended October 31, 2007	37.52	0.47	(e)	6.72	7.19	(0.52)	(1.62)	(2.14)	—	(f)
Year Ended October 31, 2006	30.82	0.38	(e)	7.29	7.67	(0.44)	(0.53)	(0.97)	—	(f)
Year Ended October 31, 2005	27.09	0.37		3.73	4.10	(0.37)	—	(0.37)	—	(f)
Year Ended October 31, 2004	23.17	0.27	(e)	3.86	4.13	(0.21)	—	(0.21)	—
Year Ended October 31, 2003	19.42	0.28	(e)	3.66	3.94	(0.19)	—	(0.19)	—

International Equity Index Fund
Year Ended October 31, 2007	26.63	0.50	(e)	7.00	7.50	(0.54)	(0.16)	(0.70)	—	(f)
July 1, 2006 through October 31, 2006 (d)	24.55	0.06		2.02	2.08	—	—	—	—
Year Ended June 30, 2006	19.57	0.43	(e)	4.90	5.33	(0.35)	—	(0.35)	—	(f)
Year Ended June 30, 2005	17.46	0.29		2.12	2.41	(0.30)	—	(0.30)	—	(f)
Year Ended June 30, 2004	13.14	0.18		4.29	4.47	(0.15)	—	(0.15)	—
Year Ended June 30, 2003	14.08	0.15		(1.07)	(0.92)	(0.03)	—	(0.03)	0.01

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from June 30 to October 31.

(e)	Calculated based upon average shares outstanding.

(f)	Amount rounds to less than $0.01.

(g)	Includes interest for custody overdraft of 0.01%.

(h)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

(i)	Amount rounds to less than 1%.

SEE NOTES TO FINANCIAL STATEMENTS.

78   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)
$26.19	59.98%	$62,409	1.82%		0.11%	1.82%		26%
16.42	34.50	25,722	1.88		0.36	1.88		4
12.23	29.45	8,385	1.89		0.29	2.11		149
9.50	28.44	1,372	2.00		0.51	5.68		118
7.49	44.65	124	2.00		0.59	24.54	(h)	85

42.57	19.93	181,682	1.32	(g)	1.20	1.51		14
37.52	25.32	140,985	1.31		1.08	1.49		22
30.82	15.16	128,392	1.35		1.33	1.55		22
27.09	17.86	63,622	1.50		1.03	1.93		24
23.17	20.41	8,502	1.50		1.28	2.69	(h)	16

33.43	28.72	139,828	1.07		1.72	1.28		15
26.63	8.47	91,809	1.07		0.86	1.28		—	(i)
24.55	27.41	82,186	1.07		1.87	1.29		12
19.57	13.79	48,993	1.07		1.75	1.22		14
17.46	34.11	39,216	1.05		1.28	1.17		13
13.14	(6.47)	26,090	1.09		1.26	1.21		12

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   79

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class A (continued)

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Total distributions	Redemption fees
International Opportunities Fund
Year Ended October 31, 2007	$15.00	$0.26	(f)	$3.31	$3.57	$(0.17)	$(0.17)	$—	(g)
Year Ended October 31, 2006	11.62	0.15	(f)	3.40	3.55	(0.17)	(0.17)	—	(g)
Year Ended October 31, 2005	10.17	(0.07)		1.67	1.60	(0.15)	(0.15)	—	(g)
Year Ended October 31, 2004	9.10	0.08	(f)	1.16	1.24	(0.17)	(0.17)	—
Year Ended October 31, 2003	7.49	—	(f)(g)	1.68	1.68	(0.07)	(0.07)	—

International Realty Fund
November 30, 2006 (d) through October 31, 2007	15.00	0.23	(f)	1.92	2.15	(0.04)	(0.04)	0.01

International Value Fund
Year Ended October 31, 2007	16.65	0.29	(f)	4.10	4.39	(0.20)	(0.20)	—	(g)
Year Ended October 31, 2006	12.59	0.41	(f)	3.81	4.22	(0.16)	(0.16)	—	(g)
Year Ended October 31, 2005	10.59	0.21	(f)	2.10	2.31	(0.31)	(0.31)	—	(g)
Year Ended October 31, 2004	8.53	0.27	(f)	1.79	2.06	— (g)	— (g)	—
Year Ended October 31, 2003	6.98	0.03	(f)	1.77	1.80	(0.25)	(0.25)	—

Intrepid International Fund (e)
Year Ended October 31, 2007	21.77	0.21	(f)	5.72	5.93	(0.13)	(0.13)	—	(g)
Year Ended October 31, 2006	17.24	0.24	(f)	4.46	4.70	(0.17)	(0.17)	—	(g)
Year Ended October 31, 2005	15.02	(0.27)		2.70	2.43	(0.21)	(0.21)	—	(g)
Year Ended October 31, 2004	13.36	0.08	(f)	1.74	1.82	(0.16)	(0.16)	—
Year Ended October 31, 2003	10.90	0.06	(f)	2.51	2.57	(0.11)	(0.11)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of operations.

(e)	Prior to December 15, 2005, the Fund was named Tax Aware International Opportunities Fund.

(f)	Calculated based upon average shares outstanding.

(g)	Amount rounds to less than $0.01.

(h)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

SEE NOTES TO FINANCIAL STATEMENTS.

80   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)
$18.40	23.98%	$13,255	1.39%	1.58%	1.40%		92%
15.00	30.88	11,261	1.42	1.12	1.56		92
11.62	15.89	7,852	1.59	0.85	1.64		58
10.17	13.81	12,195	1.90	0.85	2.12		98
9.10	22.70	10,650	1.90	(0.02)	2.39		79

17.12	14.44	9,333	1.40	1.52	3.80		175

20.84	26.60	106,228	1.34	1.55	1.34		92
16.65	33.85	23,013	1.39	2.65	1.39		80
12.59	22.18	2,891	1.44	1.74	1.82		76
10.59	24.18	189	1.45	2.76	6.96	(h)	108
8.53	26.71	60	1.45	0.37	10.04	(h)	132

27.57	27.38	24,750	1.50	0.84	1.54		84
21.77	27.46	12,886	1.50	1.17	1.64		92
17.24	16.28	2,700	1.63	0.64	1.76		56
15.02	13.74	5,294	1.69	0.58	1.97		93
13.36	23.77	6,000	1.80	0.54	2.41		79

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   81

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class B

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Emerging Markets Equity Fund
Year Ended October 31, 2007	$16.26	$(0.08	)(e)	$9.71	$9.63	$—	$—	$—
Year Ended October 31, 2006	12.14	(0.02	)(e)	4.14	4.12	—	—	—
Year Ended October 31, 2005	9.44	(0.08)		2.80	2.72	(0.02)	—	(0.02)
Year Ended October 31, 2004	7.45	0.03	(e)	2.02	2.05	(0.06)	—	(0.06)
Year Ended October 31, 2003	5.20	—	(e)(f)	2.28	2.28	(0.03)	—	(0.03)

International Equity Fund
Year Ended October 31, 2007	37.26	0.25	(e)	6.65	6.90	(0.41)	(1.62)	(2.03)
Year Ended October 31, 2006	30.65	0.17	(e)	7.25	7.42	(0.28)	(0.53)	(0.81)
Year Ended October 31, 2005	26.97	0.21		3.70	3.91	(0.23)	—	(0.23)
Year Ended October 31, 2004	23.10	0.13	(e)	3.85	3.98	(0.11)	—	(0.11)
Year Ended October 31, 2003	19.39	0.15	(e)	3.68	3.83	(0.12)	—	(0.12)

International Equity Index Fund
Year Ended October 31, 2007	24.93	0.29	(e)	6.55	6.84	(0.36)	(0.16)	(0.52)
July 1, 2006 through October 31, 2006 (d)	23.04	0.02		1.87	1.89	—	—	—
Year Ended June 30, 2006	18.42	0.25	(e)	4.62	4.87	(0.25)	—	(0.25)
Year Ended June 30, 2005	16.47	0.16		1.97	2.13	(0.18)	—	(0.18)
Year Ended June 30, 2004	12.42	0.07		4.04	4.11	(0.06)	—	(0.06)
Year Ended June 30, 2003	13.37	0.05		(1.01)	(0.96)	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from June 30 to October 31.

(e)	Calculated based upon average shares outstanding.

(f)	Amount rounds to less than $0.01.

(g)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

(h)	Amount rounds to less than 1%.

SEE NOTES TO FINANCIAL STATEMENTS.

82   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

		Ratios/Supplemental data

				Ratios to average net assets (a)
Redemption fees	Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$—(f)	$25.89	59.23%	$15,402	2.32%	(0.40)%	2.32%		26%
—(f)	16.26	33.94	8,812	2.37	(0.14)	2.38		4
—(f)	12.14	28.81	3,108	2.39	(0.18)	2.53		149
—	9.44	27.68	302	2.50	0.31	6.52	(g)	118
—	7.45	43.99	95	2.50	0.03	25.36	(g)	85

—(f)	42.13	19.25	13,236	1.87	0.64	2.00		14
—(f)	37.26	24.57	11,734	1.92	0.50	1.99		22
—(f)	30.65	14.50	12,463	1.97	1.06	1.99		22
—	26.97	17.27	768	2.00	0.49	2.44	(g)	24
—	23.10	19.84	178	2.00	0.74	6.19	(g)	16

—(f)	31.25	27.87	21,693	1.77	1.03	1.77		15
—	24.93	8.20	20,192	1.77	0.16	1.78		—	(h)
—	23.04	26.54	20,317	1.78	1.17	1.79		12
—	18.42	12.88	12,436	1.81	0.96	1.81		14
—	16.47	33.11	11,414	1.80	0.45	1.82		13
0.01	12.42	(7.11)	9,035	1.84	0.47	1.86		12

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   83

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class B (continued)

					Per share operating performance

		Investment operations				Distributions

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Total distributions
International Opportunities Fund
Year Ended October 31, 2007	$14.86	$0.18	(b)	$3.27	$3.45	$(0.11)	$(0.11)
Year Ended October 31, 2006	11.53	0.09	(b)	3.36	3.45	(0.12)	(0.12)
Year Ended October 31, 2005	10.07	(0.09)		1.63	1.54	(0.08)	(0.08)
Year Ended October 31, 2004	9.03	0.02	(b)	1.16	1.18	(0.14)	(0.14)
Year Ended October 31, 2003	7.46	(0.04	)(b)	1.68	1.64	(0.07)	(0.07)

International Value Fund
Year Ended October 31, 2007	16.37	0.19	(b)	4.03	4.22	(0.13)	(0.13)
Year Ended October 31, 2006	12.40	0.34	(b)	3.75	4.09	(0.12)	(0.12)
Year Ended October 31, 2005	10.41	0.14	(b)	2.09	2.23	(0.24)	(0.24)
Year Ended October 31, 2004	8.46	0.21	(b)	1.77	1.98	(0.03)	(0.03)
Year Ended October 31, 2003	6.96	(0.07	)(b)	1.82	1.75	(0.25)	(0.25)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(b)	Calculated based upon average shares outstanding.

(c)	Amount rounds to less than $0.01.

(d)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

SEE NOTES TO FINANCIAL STATEMENTS.

84   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

		Ratios/Supplemental data
				Ratios to average net assets
Redemption fees	Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate
$—(c)	$18.20	23.30%	$2,023	1.89%	1.06%	1.90%		92%
—(c)	14.86	30.17	1,396	1.92	0.65	2.06		92
—(c)	11.53	15.40	980	2.07	0.45	2.11		58
—	10.07	13.23	1,199	2.40	0.24	2.63		98
—	9.03	22.18	1,403	2.40	(0.58)	2.89		79

—(c)	20.46	25.96	14,604	1.84	1.04	1.84		92
—(c)	16.37	33.20	7,790	1.89	2.27	1.90		80
—(c)	12.40	21.69	1,314	1.94	1.21	2.60		76
—	10.41	23.51	441	1.95	2.21	7.71	(d)	108
—	8.46	25.97	249	1.95	(0.94)	10.41	(d)	132

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   85

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class C

					Per share operating performance

		Investment operations				Distributions

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Emerging Markets Equity Fund
Year Ended October 31, 2007	$16.26	$(0.08	)(h)	$9.68	$9.60	$(0.06)	$—	$(0.06)
February 28, 2006 (d) through October 31, 2006	15.21	(0.05	)(h)	1.10	1.05	—	—	—

International Equity Fund
Year Ended October 31, 2007	37.11	0.25	(h)	6.63	6.88	(0.42)	(1.62)	(2.04)
Year Ended October 31, 2006	30.57	0.20	(h)	7.19	7.39	(0.32)	(0.53)	(0.85)
Year Ended October 31, 2005	26.91	0.20		3.69	3.89	(0.23)	—	(0.23)
Year Ended October 31, 2004	23.05	0.11	(h)	3.86	3.97	(0.11)	—	(0.11)
January 31, 2003 (d) through October 31, 2003	18.43	0.08	(h)	4.65	4.73	(0.11)	—	(0.11)

International Equity Index Fund
Year Ended October 31, 2007	25.94	0.30	(h)	6.81	7.11	(0.37)	(0.16)	(0.53)
July 1, 2006 through October 31, 2006 (e)	23.97	0.01		1.96	1.97	—	—	—
Year Ended June 30, 2006	19.12	0.24	(h)	4.81	5.05	(0.20)	—	(0.20)
Year Ended June 30, 2005	17.05	0.19		2.02	2.21	(0.14)	—	(0.14)
Year Ended June 30, 2004	12.87	0.07		4.18	4.25	(0.07)	—	(0.07)
Year Ended June 30, 2003	13.85	0.06		(1.05)	(0.99)	—	—	—

International Opportunities Fund
July 31, 2007 (d) through October 31, 2007	16.88	(0.03	)(h)	1.36	1.33	—	—	—

International Realty Fund
November 30, 2006 (f) through October 31, 2007	15.00	0.16	(h)	1.90	2.06	(0.03)	—	(0.03)

International Value Fund
Year ended October 31, 2007	16.37	0.20	(h)	4.01	4.21	(0.22)	—	(0.22)
July 11, 2006 (d) through October 31, 2006	15.06	—	(h)(i)	1.31	1.31	—	—	—

Intrepid International Fund (g)
Year ended October 31, 2007	21.70	0.10	(h)	5.67	5.77	(0.14)	—	(0.14)
February 28, 2006 (d) through October 31, 2006	19.66	0.10	(h)	1.94	2.04	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of offering of class of shares.

(e)	The Fund changed its fiscal year end from June 30 to October 31.

(f)	Commencement of operations.

(g)	Prior to December 15, 2005, the Fund was named Tax Aware International Opportunities Fund.

(h)	Calculated based upon average shares outstanding.

(i)	Amount rounds to less than $0.01.

(j)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

(k)	Amount rounds to less than 1%.

SEE NOTES TO FINANCIAL STATEMENTS.

86   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

		Ratios/Supplemental data

				Ratios to average net assets (a)
Redemption fees	Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$—(i)	$25.80	59.17%	$9,519	2.32%	(0.38)%	2.32%		26%
—(i)	16.26	6.90	1,903	2.45	(0.48)	2.46		4

—(i)	41.95	19.25	61,023	1.87	0.65	2.01		14
—(i)	37.11	24.57	46,106	1.91	0.57	1.99		22
—(i)	30.57	14.49	25,279	1.98	0.68	2.05		22
—	26.91	17.26	8,346	2.00	0.40	2.44	(j)	24
—	23.05	25.70	1,681	2.00	0.48	2.85	(j)	16

—(i)	32.52	27.83	23,567	1.78	1.03	1.78		15
—	25.94	8.22	13,871	1.77	0.16	1.78		—	(k)
—(i)	23.97	26.48	12,718	1.78	1.08	1.79		12
—(i)	19.12	12.97	9,127	1.81	0.88	1.81		14
—	17.05	33.02	10,419	1.80	0.48	1.82		13
0.01	12.87	(7.08)	7,306	1.84	0.52	1.86		12

—(i)	18.21	7.88	77	1.90	(0.69)	1.94		92

0.01	17.04	13.85	12,223	1.90	1.08	4.19		175

—(i)	20.36	25.96	17,193	1.84	1.09	1.84		92
—(i)	16.37	8.70	1,691	1.92	0.03	1.93		80

—(i)	27.33	26.74	4,861	2.00	0.40	2.04		84
—(i)	21.70	10.38	1,508	2.00	0.76	2.12		92

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   87

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class R5 (a)

					Per share operating performance

		Investment operations				Distributions

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
International Equity Fund
Year Ended October 31, 2007	$37.63	$0.66	(g)	$6.72	$7.38	$(0.67)	$(1.62)	$(2.29)
May 15, 2006 (e) through October 31, 2006	37.07	0.14	(g)	0.82	0.96	(0.40)	—	(0.40)

International Realty Fund
November 30, 2006 (f) through October 31, 2007	15.00	0.32	(g)	1.90	2.22	(0.05)	—	(0.05)

(a)	Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.

(b)	Annualized for periods less than one year.

(c)	Not annualized for periods less than one year.

(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(e)	Commencement of offering of class of shares.

(f)	Commencement of operations.

(g)	Calculated based upon average shares outstanding.

(h)	Amount rounds to less than $0.01.

(i)	Includes interest expense for custody overdraft of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

88   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

		Ratios/Supplemental data

				Ratios to average net assets (b)
Redemption fees	Net asset value, end of period	Total return (c)(d)	Net assets, end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$—(h)	$42.72	20.45%	$76,309	0.87%(i)	1.67%	1.06%	14%
—(h)	37.63	2.67	30,533	0.86	0.82	1.07	22

0.01	17.18	14.88	8,148	0.95	2.12	2.85	175

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   89

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Select Class

					Per share operating performance

		Investment operations				Distributions

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Emerging Markets Equity Fund
Year Ended October 31, 2007	$16.62	$0.07	(e)	$9.94	$10.01	$(0.09)	$—	$(0.09)
Year Ended October 31, 2006	12.36	0.09	(e)	4.21	4.30	(0.04)	—	(0.04)
Year Ended October 31, 2005	9.58	(0.06)		2.90	2.84	(0.06)	—	(0.06)
Year Ended October 31, 2004	7.53	0.08	(e)	2.06	2.14	(0.09)	—	(0.09)
Year Ended October 31, 2003	5.23	0.05	(e)	2.28	2.33	(0.03)	—	(0.03)

International Equity Fund
Year Ended October 31, 2007	37.63	0.56	(e)	6.74	7.30	(0.59)	(1.62)	(2.21)
Year Ended October 31, 2006	30.90	0.51	(e)	7.27	7.78	(0.52)	(0.53)	(1.05)
Year Ended October 31, 2005	27.14	0.45		3.75	4.20	(0.44)	—	(0.44)
Year Ended October 31, 2004	23.19	0.33	(e)	3.90	4.23	(0.28)	—	(0.28)
Year Ended October 31, 2003	19.45	0.30	(e)	3.72	4.02	(0.28)	—	(0.28)

International Equity Index Fund
Year Ended October 31, 2007	26.79	0.59	(e)	7.02	7.61	(0.59)	(0.16)	(0.75)
July 1, 2006 through October 31, 2006 (d)	24.67	0.10		2.02	2.12	—	—	—
Year Ended June 30, 2006	19.65	0.46	(e)	4.95	5.41	(0.39)	—	(0.39)
Year Ended June 30, 2005	17.53	0.36		2.11	2.47	(0.35)	—	(0.35)
Year Ended June 30, 2004	13.19	0.22		4.31	4.53	(0.19)	—	(0.19)
Year Ended June 30, 2003	14.10	0.19		(1.07)	(0.88)	(0.04)	—	(0.04)

(a)	Not annualized for periods less than one year.

(b)	Annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from June 30 to October 31.

(e)	Calculated based upon average shares outstanding.

(f)	Amount rounds to less than $0.01.

(g)	Includes interest expense for custody overdraft of 0.01%.

(h)	Amount rounds to less than 1%.

SEE NOTES TO FINANCIAL STATEMENTS.

90   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

		Ratios/Supplemental data

				Ratios to average net assets (a)
Redemption fees	Net asset value, end of period	Total return (b)(c)	Net assets, end of period (000’s)	Net expenses		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$—(f)	$26.54	60.45%	$341,701	1.57%		0.34%	1.57%	26%
—(f)	16.62	34.85	263,684	1.62		0.60	1.62	4
—(f)	12.36	29.77	127,937	1.64		0.51	1.69	149
—	9.58	28.72	32,733	1.75		0.96	2.13	118
—	7.53	44.84	22,620	1.75		0.88	2.26	85

—(f)	42.72	20.21	3,202,097	1.07	(g)	1.42	1.25	14
—(f)	37.63	25.66	4,098,105	1.06		1.46	1.24	22
—(f)	30.90	15.50	2,520,087	1.07		1.66	1.28	22
—	27.14	18.31	1,243,387	1.10		1.28	1.52	24
—	23.19	20.90	813,466	1.10		1.45	1.55	16

—(f)	33.65	29.02	1,584,921	0.82		1.97	1.03	15
—	26.79	8.59	1,243,966	0.82		1.12	1.03	—	(h)
—(f)	24.67	27.74	1,170,044	0.82		1.99	1.04	12
—(f)	19.65	14.04	877,944	0.81		1.91	0.90	14
—	17.53	34.38	798,323	0.80		1.46	0.82	13
0.01	13.19	(6.12)	560,910	0.84		1.59	0.86	12

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   91

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Select Class (continued)

					Per share operating performance

		Investment operations				Distributions

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Total distributions
International Opportunities Fund
Year Ended October 31, 2007	$15.16	$0.30	(g)	$3.34	$3.64	$(0.20)	$(0.20)
Year Ended October 31, 2006	11.75	0.17	(g)	3.46	3.63	(0.22)	(0.22)
Year Ended October 31, 2005	10.31	0.17		1.50	1.67	(0.23)	(0.23)
Year Ended October 31, 2004	9.22	0.15	(g)	1.18	1.33	(0.24)	(0.24)
Year Ended October 31, 2003	7.53	0.05	(g)	1.72	1.77	(0.08)	(0.08)

International Realty Fund
November 30, 2006 (d) through October 31, 2007	15.00	0.27	(g)	1.92	2.19	(0.04)	(0.04)

International Value Fund
Year Ended October 31, 2007	16.76	0.32	(g)	4.15	4.47	(0.22)	(0.22)
Year Ended October 31, 2006	12.65	0.40	(g)	3.89	4.29	(0.18)	(0.18)
Year Ended October 31, 2005	10.59	0.22	(g)	2.12	2.34	(0.28)	(0.28)
Year Ended October 31, 2004	8.58	0.25	(g)	1.81	2.06	(0.05)	(0.05)
Year Ended October 31, 2003	7.01	(0.01	)(g)	1.83	1.82	(0.25)	(0.25)

Intrepid International Fund (e)
Year Ended October 31, 2007	22.08	0.28	(g)	5.79	6.07	(0.19)	(0.19)
February 28, 2006 (f) through October 31, 2006	19.90	0.20	(g)	1.98	2.18	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of operations.

(e)	Prior to December 15, 2005, the Fund was named Tax Aware International Opportunities Fund.

(f)	Commencement of offering of class of shares.

(g)	Calculated based upon average shares outstanding.

(h)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

92   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

		Ratios/Supplemental data

				Ratios to average net assets (a)
Redemption fees	Net asset value, end of period	Total return (b)(c)	Net assets, end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$—(h)	$18.60	24.22%	$63,875	1.14%	1.78%	1.15%	92%
—(h)	15.16	31.25	55,237	1.17	1.24	1.30	92
—(h)	11.75	16.37	74,050	1.16	1.69	1.17	58
—	10.31	14.63	37,206	1.20	1.55	1.30	98
—	9.22	23.77	30,969	1.20	0.58	1.37	79

0.01	17.16	14.73	8,619	1.15	1.78	4.71	175

—(h)	21.01	26.91	732,412	1.09	1.68	1.09	92
—(h)	16.76	34.22	259,906	1.14	2.63	1.14	80
—(h)	12.65	22.47	52,274	1.22	1.86	1.31	76
—	10.59	24.17	18,023	1.37	2.57	1.76	108
—	8.58	26.89	16,538	1.39	(0.15)	1.86	132

—(h)	27.96	27.69	1,966,815	1.25	1.14	1.29	84
—(h)	22.08	10.95	521,615	1.25	1.46	1.38	92

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   93

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Institutional Class

					Per share operating performance

		Investment operations				Distributions

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Total distributions
Emerging Markets Equity Fund
Year Ended October 31, 2007	$16.79	$0.11	(c)	$10.01	$10.12	$(0.11)	$(0.11)
Year Ended October 31, 2006	12.47	0.12	(c)	4.25	4.37	(0.05)	(0.05)
Year Ended October 31, 2005	9.66	0.08		2.81	2.89	(0.08)	(0.08)
Year Ended October 31, 2004	7.59	0.11	(c)	2.07	2.18	(0.11)	(0.11)
Year Ended October 31, 2003	5.25	0.07	(c)	2.31	2.38	(0.04)	(0.04)

International Opportunities Fund
Year Ended October 31, 2007	15.25	0.34	(c)	3.37	3.71	(0.24)	(0.24)
Year Ended October 31, 2006	11.82	0.19	(c)	3.48	3.67	(0.24)	(0.24)
Year Ended October 31, 2005	10.36	0.15		1.56	1.71	(0.25)	(0.25)
Year Ended October 31, 2004	9.26	0.18	(c)	1.18	1.36	(0.26)	(0.26)
Year Ended October 31, 2003	7.55	0.08	(c)	1.71	1.79	(0.08)	(0.08)

International Value Fund
Year Ended October 31, 2007	16.83	0.34	(c)	4.17	4.51	(0.23)	(0.23)
Year Ended October 31, 2006	12.70	0.42	(c)	3.91	4.33	(0.20)	(0.20)
Year Ended October 31, 2005	10.64	0.23	(c)	2.15	2.38	(0.32)	(0.32)
Year Ended October 31, 2004	8.61	0.29	(c)	1.83	2.12	(0.09)	(0.09)
Year Ended October 31, 2003	7.02	0.02	(c)	1.82	1.84	(0.25)	(0.25)

Intrepid International Fund (b)
Year Ended October 31, 2007	22.11	0.34	(c)	5.81	6.15	(0.21)	(0.21)
Year Ended October 31, 2006	17.52	0.36	(c)	4.51	4.87	(0.28)	(0.28)
Year Ended October 31, 2005	15.27	0.31		2.25	2.56	(0.31)	(0.31)
Year Ended October 31, 2004	13.60	0.19	(c)	1.75	1.94	(0.27)	(0.27)
Year Ended October 31, 2003	11.02	0.15	(c)	2.55	2.70	(0.12)	(0.12)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(b)	Prior to December 15, 2005 the Fund was named Tax Aware International Opportunities Fund.

(c)	Calculated based upon average shares outstanding.

(d)	Amount rounds to less than $0.01.

(e)	Includes interest expense for custody overdraft of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

94   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

		Ratios/Supplemental data

				Ratios to average net assets
Redemption fees	Net asset value, end of period	Total return (a)	Net assets, end of period (000’s)	Net expenses		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$—(d)	$26.80	60.59%	$193,867	1.42%		0.51%	1.42%	26%
—(d)	16.79	35.14	92,060	1.43		0.77	1.47	4
—(d)	12.47	30.08	61,981	1.45		0.75	1.53	149
—	9.66	29.08	49,660	1.45		1.28	1.88	118
—	7.59	45.49	58,658	1.45		1.18	1.95	85

—(d)	18.72	24.58	154,596	0.93	(e)	1.99	1.00	92
—(d)	15.25	31.48	77,502	0.92		1.33	1.15	92
—(d)	11.82	16.76	57,924	0.92		1.44	1.02	58
—	10.36	14.93	139,827	0.92		1.78	1.09	98
—	9.26	24.02	133,907	0.92		1.10	1.09	79

—(d)	21.11	27.10	201,062	0.94		1.80	0.94	92
—(d)	16.83	34.47	51,749	0.94		2.82	1.01	80
—(d)	12.70	22.82	34,624	0.95		2.00	1.16	76
—	10.64	24.85	28,804	0.95		2.98	1.49	108
—	8.61	27.23	26,356	0.95		0.28	1.55	132

—(d)	28.05	28.04	368,217	1.00		1.37	1.14	84
—(d)	22.11	28.07	496,326	1.00		1.74	1.24	92
—(d)	17.52	16.97	103,598	1.00		1.46	1.23	56
—	15.27	14.44	138,282	1.00		1.31	1.34	93
—	13.60	24.74	135,000	1.00		1.31	1.41	79

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   95

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2007

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were each formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and each is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 7 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

Classes Offered
Emerging Markets Equity Fund	Class A, Class B, Class C, Select Class and Institutional Class	JPM I
International Equity Fund	Class A, Class B, Class C, Class R5 (formerly R Class) and Select Class	JPM I
International Equity Index Fund	Class A, Class B, Class C and Select Class	JPM II
International Opportunities Fund	Class A, Class B, Class C, Select Class and Institutional Class	JPM I
International Realty Fund	Class A, Class C, Class R5 (formerly R Class) and Select Class	JPM I
International Value Fund	Class A, Class B, Class C, Select Class and Institutional Class	JPM I
Intrepid International Fund	Class A, Class C, Select Class and Institutional Class	JPM I

Class C commenced operations on July 31, 2007 for the International Opportunities Fund.

The International Realty Fund commenced operations on November 30, 2006.

Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R5, Select Class and Institutional Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on the NASDAQ Stock Market, Inc. shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset values per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

B. Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes repurchase

96   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following is the market value and percentage of net assets of illiquid securities as of October 31, 2007 (amounts in thousands):

	Market Value	Percentage
Emerging Markets Equity Fund	$435	0.1%
International Equity Fund	—	—

(a)	Amount rounds to less than $1,000.

(b)	Amount rounds to less than 0.1%.

C. Repurchase Agreements — The Funds may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

D. Futures Contracts — The Funds may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Funds realize a gain or loss.

Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade.

Index futures contracts are used to control the asset mix of the portfolio in the most efficient manner, allowing a Fund to adjust country exposures while incurring minimal transaction costs. Short index futures contracts are used for hedging purposes, i.e. to reduce the exposure to investments. Long index futures contracts are used to gain exposure to investments, when it is anticipated that this will be more efficient than buying investments directly.

As of October 31, 2007, the Funds had outstanding futures contracts as listed on their Schedules of Portfolio Investments.

E. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

F. Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage a Fund’s exposure to foreign currency exchange fluctuations. The Funds may also enter into forward foreign currency exchange contracts to hedge against interest rate and currency risk, to generate gains to the Fund and/or as part of its risk management process. The values of forward foreign currency exchange contracts are adjusted daily by reference to the applicable exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Funds are subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency.

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   97

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2007 (continued)

As of October 31, 2007, the Funds had outstanding forward foreign currency exchange contracts as listed on their Schedules of Portfolio Investments.

G. Securities Lending — To generate additional income, each Fund (except the International Realty Fund and Intrepid International Fund) may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its instrumentalities (collectively, “U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, serves as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending Agreement”).

Under the Securities Lending Agreement, JPMCB, acting as agent for the Funds, loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities plus accrued interest. During the term of the loan, the Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Funds retain the interest on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Funds. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. securities outstanding during a given month. For the year ended October 31, 2007, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. securities and (ii) 0.10% for each loan of the non-U.S. securities, respectively.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

As of October 31, 2007, the following Funds had securities with the following market values on loan, received the following collateral and for the year then ended, these Funds paid the following amounts to related party affiliates (amounts in thousands):

	Lending Agent Fees Paid	Market Value of Collateral	Market Value of Loaned Securities
Emerging Markets Equity Fund	$9	$10,586	$10,270
International Equity Fund	851	349,407	335,900
International Equity Index Fund	336	305,649	293,166
International Opportunities Fund	30	10,317	9,828
International Value Fund	85	52,548	50,469

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.

I. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

J. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (“the Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

K. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

98   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

L. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually, except for the International Equity Fund, which are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e. that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-capital		Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
Emerging Markets Equity Fund	$4		$(100)	$96
International Equity Fund	—		1,385	(1,385)
International Equity Index Fund	—	(a)	1,273	(1,273)
International Opportunities Fund	—		175	(175)
International Realty Fund	(1)		651	(650)
International Value Fund	—		282	(282)
Intrepid International Fund	—	(a)	(260)	260

(a)	Amount rounds to less than $1,000.

The reclassifications for the Funds relate primarily to differences in character for tax purposes of foreign currency gains and losses, Passive Foreign Investment Company (“PFICS”) gains and losses, deferred compensation (Emerging Markets Equity Fund) and non-deductable expenses (International Realty Fund).

M. Redemption Fees — Generally, shares of the Funds held for less than 60 days are subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the applicable Fund and are credited to paid in capital.

N. New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board (the “FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management continues to evaluate the application of the Interpretation to the Funds, and is not in a position at this time to estimate the significance of its impact, if any, on the Funds’ financial statements.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management continues to evaluate the impact the adoption of SFAS 157 will have on the Funds’ financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Emerging Markets Equity Fund	1.00%
International Equity Fund	0.80
International Equity Index Fund	0.55
International Opportunities Fund	0.60
International Realty Fund	0.90
International Value Fund	0.60
Intrepid International Fund	0.85

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   99

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2007 (continued)

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Funds in an amount sufficient to offset any doubling up of these fees related to each Fund’s investment in an affiliated money market fund to the extent required by law or as undertaken by the Advisor or its affiliates.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the year ended October 31, 2007 were as follows (amounts in thousands):

Emerging Markets Equity Fund	$3
International Equity Fund	—	(a)
International Equity Index Fund	21
International Opportunities Fund	11
International Realty Fund (b)	—	(a)
International Value Fund	44

(a)	Amount rounds to less than $1,000.

(b)	For the period November 30, 2006 through October 31, 2007.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C
Emerging Markets Equity Fund	0.25%	0.75%	0.75%
International Equity Fund	0.25	0.75	0.75
International Equity Index Fund	0.25	0.75	0.75
International Opportunities Fund	0.25	0.75	0.75
International Realty Fund	0.25	n/a	0.75
International Value Fund	0.25	0.75	0.75
Intrepid International Fund	0.25	n/a	0.75

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2007, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Emerging Markets Equity Fund	$51	$25
International Equity Fund	40	18
International Equity Index Fund	105	37
International Opportunities Fund	5	1
International Realty Fund (a)	9	3
International Value Fund	69	10
Intrepid International Fund	38	1

(a)	For the period November 30, 2006 through October 31, 2007.

100   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R5	Select Class	Institutional Class
Emerging Markets Equity Fund	0.25%	0.25%	0.25%	n/a	0.25%	0.10%
International Equity Fund	0.25	0.25	0.25	0.05%	0.25	n/a
International Equity Index Fund	0.25	0.25	0.25	n/a	0.25	n/a
International Opportunities Fund	0.25	0.25	0.25	n/a	0.25	0.10
International Realty Fund	0.25	n/a	0.25	0.05	0.25	n/a
International Value Fund	0.25	0.25	0.25	n/a	0.25	0.10
Intrepid International Fund	0.25	n/a	0.25	n/a	0.25	0.10

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R5	Select Class	Institutional Class
Emerging Markets Equity Fund	2.00%	2.50%	2.50%	n/a	1.75%	1.45%
International Equity Fund	1.31	2.00	2.00	0.86%	1.06	n/a
International Equity Index Fund	1.18	1.93	1.93	n/a	0.93	n/a
International Opportunities Fund	1.42	1.92	1.92	n/a	1.17	0.92
International Realty Fund	1.40	n/a	1.90	0.95	1.15	n/a
International Value Fund	1.45	1.95	1.95	n/a	1.41	0.95
Intrepid International Fund	1.80	n/a	2.00	n/a	1.25	1.00

The contractual expense limitation agreements were in effect for the year ended October 31, 2007. The expense limitation percentages in the table above are in place until at least February 29, 2008.

For the year ended October 31, 2007, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Emerging Markets Equity Fund	$—	$—	$3	$3	$—
International Equity Fund	4,950	561	2,020	7,531	—
International Equity Index Fund	—	—	1,451	1,451	—
International Opportunities Fund	1	14	73	88	—
International Realty Fund (a)	158	17	9	184	269
International Value Fund	—	—	4	4	—
Intrepid International Fund	—	663	253	916	—

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   101

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2007 (continued)

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
International Equity Fund	$75	$10	$—	$85
International Equity Index Fund	—	4	1,692	1,696
Intrepid International Fund	—	7	—	7

(a)	For the period November 30, 2006 through October 31, 2007.

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the year, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the year ended October 31, 2007, the Funds incurred no brokerage commissions with broker/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2007, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Emerging Markets Equity Fund	$120,366	$126,913
International Equity Fund	584,205	2,017,085
International Equity Index Fund	261,518	230,252
International Opportunities Fund	225,504	169,761
International Realty Fund (a)	70,013	33,574
International Value Fund	1,153,305	576,165
Intrepid International Fund	2,313,830	1,374,509

(a)	For the period November 30, 2006 through October 31, 2007.

During the year ended October 31, 2007, there were no purchases or sales of U.S. Government securities.

102   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 2007, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Emerging Markets Equity Fund	$323,388	$303,933	$767	$303,166
International Equity Fund	2,623,360	1,302,127	35,079	1,267,048
International Equity Index Fund	1,244,792	853,373	25,030	828,343
International Opportunities Fund	212,006	43,826	3,837	39,989
International Realty Fund	37,825	1,675	1,280	395
International Value Fund	984,168	142,534	9,655	132,879
Intrepid International Fund	1,893,646	453,323	11,070	442,253

For the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale deferrals and mark-to-market on PFICS.

The tax character of distributions paid during the fiscal year ended October 31, 2007 was as follows (amounts in thousands):

	Taxable Distributions Paid From
	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Emerging Markets Equity Fund	$2,132	$—	$2,132
International Equity Fund	95,376	150,679	246,055
International Equity Index Fund	31,147	6,582	37,729
International Opportunities Fund	2,124	—	2,124
International Realty Fund (a)	9	—	9
International Value Fund	4,806	—	4,806
Intrepid International Fund	9,603	—	9,603

(a)	For the period November 30, 2006 through October 31, 2007.

The tax character of distributions paid during the 2006 fiscal year was as follows (amounts in thousands):

	Taxable Distributions Paid From
	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Emerging Markets Equity Fund	$718	$—	$718
International Equity Fund	57,347	46,844	104,191
International Equity Index Fund (a)	19,022	—	19,022
International Opportunities Fund	2,615	—	2,615
International Value Fund	1,393	—	1,393
Intrepid International Fund	1,625	—	1,625

(a)	For the period July 1, 2005 through October 31, 2006.

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   103

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2007 (continued)

At October 31, 2007 the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Emerging Markets Equity Fund	$682	$(14,251)	$303,020
International Equity Fund	49,102	507,799	1,267,111
International Equity Index Fund	39,623	78,000	829,222
International Opportunities Fund	4,192	(42,527)	40,055
International Realty Fund (a)	2,085	(1,164)	310
International Value Fund	45,845	18,457	134,013
Intrepid International Fund	23,585	31,298	442,328

(a)	For the period November 30, 2006 through October 31, 2007.

For the Funds, the cumulative timing differences primarily consist of wash sale loss deferrals, deferred compensation, mark-to-market on forwards and mark-to-market on PFICS.

As of October 31, 2007 the following Funds had net capital loss carryforwards, which are available to offset future realized gains (amounts in thousands):

	2008		2009		2010	2011	2015	Total
Emerging Markets Equity Fund	$285	(a)	$8,669		$5,297	$—	$—	$14,251
International Opportunities Fund	847	(b)	135	(b)	25,712	15,833	—	42,527
International Realty Fund (c)	—		—		—	—	1,164	1,164

(a)	The above capital loss carryover includes $285 (amount in thousands) of losses acquired from J.P. Morgan Emerging Markets Equity Fund and may be limited under the Code Sections 381–384.

(b)	The International Opportunities Fund capital loss carryover includes $982 (amount in thousands) of losses acquired from JPMorgan Global 50 Fund. A portion of the capital loss carryforward from International Opportunities Fund may be limited in future years under the Code Sections 381–384.

(c)	For the period November 30, 2006 through October 31, 2007.

During the year ended October 31, 2007 the Funds utilized capital loss carryforwards as follows (amounts in thousands):

Emerging Markets Equity Fund	$34,856
International Opportunities Fund	24,524
International Value Fund	417
Intrepid International Fund	9,821

6. Borrowings

The Funds, except International Realty Fund, rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds, except International Realty Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 18, 2008.

104   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2007. Average borrowings from the Facility for year ended October 31, 2007 were as follows (amounts in thousands):

	Average Borrowings	Number of Days Used	Interest Paid
International Equity Index Fund	$2,331	2	$1

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

From time to time, the Funds’ investment advisor or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Funds’ outstanding shares. Investment activities on behalf of these shareholders could impact the Funds.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of October 31, 2007, substantially all of the Funds’ net assets consist of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

As of October 31, 2007, International Equity Fund, International Opportunities Fund and International Value Fund invested approximately 24.6%, 23.4% and 20.9% of their respective portfolios in issuers in the United Kingdom. As of October 31, 2007, International Realty Fund invested approximately 27.8% of their respective portfolios in issuers in Japan. As of October 31, 2007 International Value Fund invested approximately 21.6% of its respective portfolio in Commercial Banks.

International Realty Fund invests primarily in shares of real estate securities. While the Fund will not invest in real estate directly, the Fund may be subject to risks similar to those associated with direct ownership of real estate. These risks may include, but are not limited to, price movement as a result of interest rate fluctuations, general and local economic conditions, and heavy cash flow dependency, in addition to securities market risks.

8. Legal Matters

On June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”), now known as JPMorgan Investment Advisors Inc., entered into agreements with the Securities and Exchange Commission (the “SEC”) and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain of these funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed pursuant to a distribution plan to certain current and former shareholders of funds identified in the distribution plan. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPM II) it managed in the aggregate amount of approximately $8 million annually over a five year period commencing September 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees have been dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   105

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2007 (continued)

The Funds will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009.

9. Transfers-In-Kind

After the close of business on February 3, 2006, several common trust funds managed by JPMCB, transferred securities in-kind to the International Equity Fund in a tax-free exchange. The common trust funds purchased Select Class Shares of the International Equity Fund and the International Equity Fund received portfolio securities with market values as listed below, including net unrealized appreciation of approximately $169,990,000, in exchange for these shares. The cost basis of the portfolio securities transferred to the International Equity Fund is equal to the common trust funds’ cost of the securities at the time of the in-kind transfer.

	Market Value of Securities Transferred to the International Equity Fund (amounts in thousands)	Number of Select Class Shares Issued (amounts in thousands)
JPMorgan Chase Bank International Fund	$669,429	19,580
JPMorgan Chase Bank International Equity Trust	172,111	5,034
	$841,540	24,614

10. Subsequent Event

During November 2007, certain shareholders of the International Equity Fund redeemed shares of the Select Class and the Fund paid the redemptions primarily with proceeds resulting from disposing of portfolio securities. The proceeds from these redemptions amounted to approximately 22% of the net assets of the Fund.

106   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders
of JPMorgan Trust I and JPMorgan Trust II

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Emerging Markets Equity Fund, JPMorgan International Equity Fund, JPMorgan International Opportunities Fund, JPMorgan International Realty Fund, JPMorgan International Value Fund, JPMorgan Intrepid International Fund (each a portfolio of JPMorgan Trust I) and JPMorgan International Equity Index Fund (a portfolio of JPMorgan Trust II; hereafter collectively referred to as the “Funds”) at October 31, 2007, the results of each of their operations for the period then ended, and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 20, 2007

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   107

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	144	None.

Roland R. Eppley, Jr. (1932); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President and Chief Executive Officer, Eastern States Bankcard (1971–1988).	144	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	144	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	144
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	144	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	144	None.

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	144	Trustee, Carleton College (2003–present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	144	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

108   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	144	Director, American University in Cairo.

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	144	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	144	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	144	None.

Interested Trustee

Leonard M. Spalding, Jr.* (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	144
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (144 funds).

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   109

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Stephen M. Benham (1959), Secretary (2005)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004.

Stephanie J. Dorsey (1969), Treasurer (2005)*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co. (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Susan M. Canning (1969), Assistant Secretary (2007)*	Vice President and Assistant General Counsel, JPMorgan Chase & Co.; Ms. Canning has served as an attorney with various titles for JPMorgan Chase & Co. since 1997.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary (2005)*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; from 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Arthur A. Jensen (1966), Assistant Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005.

Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

Francesco Tango (1971) Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

110   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2007, and continued to hold your shares at the end of the reporting period, October 31, 2007.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year be fore expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, May 1, 2007	Ending Account Value, October 31, 2007	Expenses Paid During May 1, 2007 to October 31, 2007*	Annualized Expense Ratio
Emerging Markets Equity Fund
Class A
Actual	$1,000.00	$1,326.10	$10.79	1.84%
Hypothetical	1,000.00	1,015.93	9.35	1.84
Class B
Actual	1,000.00	1,322.90	13.70	2.34
Hypothetical	1,000.00	1,013.41	11.88	2.34
Class C
Actual	1,000.00	1,323.10	13.70	2.34
Hypothetical	1,000.00	1,013.41	11.88	2.34
Select Class
Actual	1,000.00	1,328.30	9.33	1.59
Hypothetical	1,000.00	1,017.19	8.08	1.59
Institutional Class
Actual	1,000.00	1,328.40	8.45	1.44
Hypothetical	1,000.00	1,017.95	7.32	1.44

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   111

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, May 1, 2007	Ending Account Value, October 31, 2007	Expenses Paid During May 1, 2007 to October 31, 2007*	Annualized Expense Ratio
International Equity Fund
Class A
Actual	$1,000.00	$1,085.10	$6.88	1.31%
Hypothetical	1,000.00	1,018.60	6.67	1.31
Class B
Actual	1,000.00	1,082.10	9.76	1.86
Hypothetical	1,000.00	1,015.83	9.45	1.86
Class C
Actual	1,000.00	1,082.30	9.76	1.86
Hypothetical	1,000.00	1,015.83	9.45	1.86
Class R5**
Actual	1,000.00	1,087.60	4.53	0.86
Hypothetical	1,000.00	1,020.87	4.38	0.86
Select Class
Actual	1,000.00	1,086.50	5.57	1.06
Hypothetical	1,000.00	1,019.86	5.40	1.06

International Equity Index Fund
Class A
Actual	1,000.00	1,109.90	5.69	1.07
Hypothetical	1,000.00	1,019.81	5.45	1.07
Class B
Actual	1,000.00	1,106.20	9.45	1.78
Hypothetical	1,000.00	1,016.23	9.05	1.78
Class C
Actual	1,000.00	1,105.70	9.45	1.78
Hypothetical	1,000.00	1,016.23	9.05	1.78
Select Class
Actual	1,000.00	1,111.30	4.36	0.82
Hypothetical	1,000.00	1,021.07	4.18	0.82

International Opportunities Fund
Class A
Actual	1,000.00	1,072.30	7.16	1.37
Hypothetical	1,000.00	1,018.30	6.97	1.37
Class B
Actual	1,000.00	1,069.30	9.75	1.87
Hypothetical	1,000.00	1,015.78	9.50	1.87
Class C***
Actual****	1,000.00	1,351.10	5.69	1.90
Hypothetical	1,000.00	1,015.63	9.65	1.90
Select Class
Actual	1,000.00	1,073.90	5.85	1.12
Hypothetical	1,000.00	1,019.56	5.70	1.12
Institutional Class
Actual	1,000.00	1,075.20	4.81	0.92
Hypothetical	1,000.00	1,020.57	4.69	0.92

112   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

	Beginning Account Value, May 1, 2007	Ending Account Value, October 31, 2007	Expenses Paid During May 1, 2007 to October 31, 2007*	Annualized Expense Ratio
International Realty Fund
Class A
Actual	$1,000.00	$1,003.50	$7.07	1.40%
Hypothetical	1,000.00	1,018.15	7.12	1.40
Class C
Actual	1,000.00	1,000.60	9.58	1.90
Hypothetical	1,000.00	1,015.63	9.65	1.90
Class R5**
Actual	1,000.00	1,007.00	4.81	0.95
Hypothetical	1,000.00	1,020.42	4.84	0.95
Select Class
Actual	1,000.00	1,005.30	5.81	1.15
Hypothetical	1,000.00	1,019.41	5.85	1.15

International Value Fund
Class A
Actual	1,000.00	1,096.30	7.08	1.34
Hypothetical	1,000.00	1,018.45	6.82	1.34
Class B
Actual	1,000.00	1,092.90	9.71	1.84
Hypothetical	1,000.00	1,015.93	9.35	1.84
Class C
Actual	1,000.00	1,093.40	9.71	1.84
Hypothetical	1,000.00	1,015.93	9.35	1.84
Select Class
Actual	1,000.00	1,097.10	5.76	1.09
Hypothetical	1,000.00	1,019.71	5.55	1.09
Institutional Class
Actual	1,000.00	1,098.30	4.97	0.94
Hypothetical	1,000.00	1,020.47	4.79	0.94

Intrepid International Fund
Class A
Actual	1,000.00	1,113.50	7.99	1.50
Hypothetical	1,000.00	1,017.64	7.63	1.50
Class C
Actual	1,000.00	1,110.50	10.64	2.00
Hypothetical	1,000.00	1,015.12	10.16	2.00
Select Class
Actual	1,000.00	1,114.80	6.66	1.25
Hypothetical	1,000.00	1,018.90	6.36	1.25
Institutional Class
Actual	1,000.00	1,116.20	5.33	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Effective November 30, 2007, R Class shares were renamed to Class R5 Shares

***	Class C commenced operations on July 31, 2007 for the International Opportunities Fund.

****	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 93/365 (to reflect the actual period).

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   113

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)

The Board of Trustees held meetings in person in June and August 2007, at which the Trustees considered the continuation of each of the investment advisory agreements for the Funds whose annual report is contained herein (each an “Advisory Agreement”; collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for each Fund. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 15, 2007.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, with respect to all Funds, except the money market Funds and the insurance portfolios, the Trustees have engaged an independent consultant to similarly review the performance of each of the Funds, at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also engaged an independent consultant to provide a special analysis of the performance of Funds with greater than two years of performance history in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve each Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Funds and the Advisor, as provided in each Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided
by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreements. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”) an affiliate of the Advisor was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s

114   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Investment Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”) affiliates of the Advisor earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMCB for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Funds would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Senior Officer/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the International Equity Fund and International Equity Index Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreement, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Funds’ Chief Compliance Officer for the Emerging Markets Equity Fund, International Growth Fund, International Opportunities Fund, International Realty Fund, International Value Fund, and Intrepid International Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of these Funds. The Trustees indicated that the written evaluation was considered in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-year, three-year, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   115

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)

assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis by the independent consultant. The specific Lipper rankings noted by the Trustees, as part of their review and the determinations made by the Trustees with respect to each Fund’s performance is summarized below:

The Trustees noted the Emerging Markets Equity Fund’s performance in the second, first and third quintiles for Class A shares and the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the International Equity Fund’s performance in the fourth quintile for Class A shares for the one and three year periods, and in the fourth, third and second quintiles for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and concluded that they were satisfied with the Advisor’s analysis of the Fund’s performance. The Trustees requested the Fund’s Advisor to review the Fund with members of the Equity sub-committee at each of their regular meetings over the course of the year.

The Trustees noted the International Equity Index Fund’s performance in the second quintile for Class A shares and in the second, first and second quintiles for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the International Opportunities Fund’s performance in the first, second and second quintiles for the Class A shares and the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the prospects for acceptable performance of the International Realty Fund appeared strong based on both the team and investment approach proposed for the Fund. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the International Value Fund’s performance in the second, first and second quintiles for the Class A shares and in the second, first and first quintiles for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Intrepid International Fund’s performance in the second, third and second quintiles for the Class A shares for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes is summarized below:

The Trustees noted that the Emerging Markets Equity Fund’s net advisory fee for the Class A shares was in the second quintile and for the Select Class shares was in the third quintile and the actual total expenses for the Class A shares were in the second quintile and for the Select Class shares were in the fourth quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

116   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

The Trustees noted that the International Equity Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the third quintile and the actual total expenses for the Class A shares were in the first quintile and for the Select Class shares were in the third quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the International Equity Index Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the fifth quintile and the actual total expenses for the Class A shares and for the Select Class shares were in the fourth quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the International Opportunities Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the first quintile and the actual total expenses for the Class A shares were in the second quintile and for the Select Class shares were in the third quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the International Realty Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the first quintile and the actual total expenses for the Class A shares were in the third quintile and for the Select Class shares were in the fourth quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the International Value Fund’s net advisory fee for the Class A shares was in the first quintile and for the Select Class shares was in the second quintile and the actual total expenses for the Class A shares were in the second quintile and for the Select Class shares were in the third quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Intrepid International Fund’s net advisory fee for the Class A shares was in the third quintile and for the Select Class shares was in the fourth quintile and the actual total expenses for the Class A shares were in the third quintile and for the Select Class shares were in the fourth quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   117

TAX LETTER
(Unaudited)

Certain tax information for the Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2007. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2007. The information necessary to complete your income tax returns for the calendar year ending December 31, 2007 will be received under separate cover.

Qualified Dividend Income (QDI)

For the fiscal year ended October 31, 2007, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The following represents the amount of ordinary income distributions treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
Emerging Markets Equity Fund	$2,132
International Equity Fund	104,490
International Equity Index Fund	19,753
International Opportunities Fund	1,248
International Realty Fund	9
International Value Fund	4,497
Intrepid International Fund	10,537

For the fiscal year ended October 31, 2007, the Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Gross foreign source income and foreign tax expenses are as follows (amounts in thousands):

	Gross Income	Foreign Tax Pass Through
Emerging Markets Equity Fund	$9,650	$399
International Equity Fund	107,622	9,121
International Equity Index Fund	45,821	4,833
International Opportunities Fund	5,574	423
International Realty Fund	467	38
International Value Fund	17,084	1,452
Intrepid International Fund	41,046	3,433

The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record date in October 2007. These shareholders will receive more detailed information along with 2006 Form 1099-DIV.

Long Term Capital Gain Designation — 15%

The Funds hereby designate the following amounts as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax returns for the fiscal year ended October 31, 2007:

Long-Term Capital Gain Distribution
International Equity Fund	$150,678
International Equity Index Fund	6,582

Funds with Short Term Capital Gain Designation

For the fiscal year ended October 31, 2007, The Funds designate the following amounts of ordinary distributions paid during the Funds’ fiscal year that are from qualified short-term capital gain:

Qualified Short-Term Gain
International Equity Fund	$36,477
International Equity Index Fund	1,365

Dividend Received Deductions (DRD)

The International Value Fund had 0.17% of ordinary income distributions eligible for the 70% dividend received deduction for corporate shareholders for the fiscal year ended October 31, 2007.

118   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2007 All rights reserved. October 2007.	AN-INTEQ-1007

ANNUAL REPORT OCTOBER 31, 2007

JPMorgan Funds

Tax Aware

Funds

JPMorgan Tax Aware Disciplined Equity Fund
JPMorgan Tax Aware Enhanced Income Fund
JPMorgan Tax Aware Large Cap Growth Fund
JPMorgan Tax Aware Real Return Fund
JPMorgan Tax Aware Short-Intermediate Income Fund
JPMorgan Tax Aware U.S. Equity Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Tax Aware Disciplined Equity Fund	2
JPMorgan Tax Aware Enhanced Income Fund	4
JPMorgan Tax Aware Large Cap Growth Fund	6
JPMorgan Tax Aware Real Return Fund	8
JPMorgan Tax Aware Short-Intermediate Income Fund	10
JPMorgan Tax Aware U.S. Equity Fund	12
Schedules of Portfolio Investments	14
Financial Statements	40
Financial Highlights	54
Notes to Financial Statements	66
Report of Independent Registered Public Accounting Firm	74
Trustees	75
Officers	77
Schedule of Shareholder Expenses	78
Board Approval of Investment Advisory Agreements	80
Tax Letter	84

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
NOVEMBER 12, 2007

Dear Shareholder:

We are pleased to present this annual report for certain JPMorgan Tax Aware Funds. Inside, you’ll find information detailing the performance of the Fund for the 12 months ended October 31, 2007, along with a report from the portfolio managers.

“Intervals of strong volatility, particularly in the second half of the period, reminded investors of the real challenges lingering in the market.”

Challenges can’t derail stocks

Investors faced several challenges that created periodic bouts of volatility throughout the 12-month period. Yet, none of these obstacles seemed too great for the U.S. stock market’s longer-term performance — not the sharp, but short-lived, China-market-inspired correction of late February; not the mounting liquidity crisis; not difficulties in the sub-prime mortgage market and the subsequent re-pricing of risk during the summer months; not weakness in the housing market; and not the Federal Reserve’s (the Fed) persistent inflation warnings.

Despite these potential roadblocks, the U.S. stock market posted healthy returns for the period. For example, the S&P 500 Index posted a return of 14.56%. Among the capitalization universes, the Russell Midcap Index was the top performer, returning 15.24%. Large-cap stocks followed, with a return of 15.03%, as measured by the Russell 1000 Index, while the small-cap Russell 2000 Index returned 9.27%. In terms of style, growth stocks showed a significant advantage over value stocks across capitalization ranges.

Stock market gains were driven largely by abundant liquidity and robust merger-and-acquisition activity, including private equity deals. In addition, optimism regarding continued economic growth, a healthy global economy, higher-than-expected corporate earnings growth, healthy employment data and modest core inflation provided equity market support.

Investors reacted favorably to the Fed’s rate cut on September 18, which reduced the fed funds target from 5.25% to 4.75%. Another 25-basis point (bp) cut on October 31 received a lukewarm response, as investors interpreted the Fed’s accompanying policy statement as evidence that additional easing was unlikely.

Volatility reinforces realities

Intervals of strong volatility, particularly in the second half of the period, reminded investors of the real challenges lingering in the market. For example, rising bond yields as well as liquidity and credit quality concerns pushed stock market returns into negative territory during June and July. Given the high degree of uncertainty about the identity of the holders of risky U.S. mortgage debt and the extent of the losses to which they are exposed, lenders in the primary market adopted a “guilty until proven innocent” stance, and stock investors were jolted by a series of unfavorable news releases and strong volatility.

Stocks rebounded in August and September, though, as investors distanced themselves from the credit market’s woes and reaffirmed their confidence in the stock market’s longer-term fundamentals.

Nevertheless, volatility resurfaced in October. Positive employment data from the U.S. Labor Department boosted stocks early in the month but, in mid-month. Wall Street suffered its worst week since the end of July, as poor earnings and weak economic data reignited fears about the repercussion of the summer’s credit crisis. Furthermore, several companies revealed large financial losses from debt relating to sub-prime mortgages. Bank earnings announcements, in particular, revealed greater-than-expected losses relating to sub-prime exposure.

Export-related stocks should benefit from weak dollar

Gross domestic product (GDP) growth at the end of the third quarter was estimated at approximately 3.9%, as weakness in the housing market eventually triggered reduced consumer spending and a possible rise in unemployment. The Fed’s 75 bps of easing should provide some comfort to investors. Additionally, the Fed’s recent policy statements indicate that it currently views the risks to the economic outlook as being much more balanced; whereas previously the Fed believed inflation was a greater threat to the economy than a slowdown in growth.

Meanwhile, money supply growth is robust. Against this backdrop, export-led stocks should continue to benefit from a weak dollar, while domestic-focused stocks remain vulnerable due to their greater exposure to the U.S. consumer. Although we can expect the slow trickle of sub-prime-related bad news to continue for some time — as financial institutions and investment vehicles gradually disclose the amount of losses and sub-prime exposure — corporate profits appear to be sustained and corporate balance sheets generally remain strong. Global growth also remains robust and continues to be supported by emerging market growth, especially China.

Recession fears overdone

Investors are very concerned about the potential for a recession due to the weak housing market and disappointing news from the financial sector, as high oil prices and a weak dollar lead to a surge in inflation. Such fears are understandable, but we believe they are overdone. Indeed, the U.S. housing market is struggling, but recent retail sales, GDP data and money supply growth suggest that the American economy is far from a recession. Furthermore, after several years of healthy profits, financial companies have relatively healthy balance sheets that can absorb the odd knock. In addition, inflation remains benign. The core personal consumption expenditures deflator (the Fed’s preferred inflation measure) ended September at a one-year annualized rate of 1.8%, indicating there is further room for Fed action, if necessary.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

OCTOBER 31, 2007        JPMORGAN TAX AWARE FUNDS   1

JPMorgan Tax Aware Disciplined Equity Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2007 (Unaudited)

FUND FACTS
Fund Inception	January 30, 1997
Fiscal Year End	October 31
Net Assets as of 10/31/2007 (In Thousands)	$723,980
Primary Benchmark	S&P 500 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Tax Aware Disciplined Equity Fund, which seeks to provide high after-tax total return from a portfolio of selected equity securities,* returned 13.61%** (Institutional Class Shares) over the 12 months ended October 31, 2007, compared to the 14.56% return for the S&P 500 Index over the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the insurance, utility, and systems and network hardware sectors. At the individual stock level, Ambac Financial Group Inc. was a top detractor due to credit market turmoil and concerns about the company’s exposure to sub-prime mortgages. The company’s shares fell after it reported lower second-quarter earnings and additional losses tied to sub-prime transactions. Countrywide Financial Corp. also hurt returns. The company’s shares fell on concerns that difficulties in the sub-prime mortgage market would spread to the broader mortgage market. The company announced that its balance sheet liquidity had worsened in the face of a tight credit market, as it continued to cope with headwinds in the U.S. mortgage market, moving credit ratings agency Moody’s to downgrade its investment-grade status. Amgen Inc. also negatively impacted performance. Investors reacted to the company’s lowered guidance for 2007 and disappointing clinical data for Vectibix, its pipeline drug intended to treat colorectal cancer.

On the positive side, stock selection in the consumer cyclical, energy and pharmaceutical technology sectors contributed to performance. At the individual stock level, Johnson Controls Inc. supported positive performance. The company reported impressive fiscal second-quarter 2007 earnings, which benefited from a slightly lower tax rate and better operational efficiencies in most of its business lines. In addition, management raised full-year guidance, boosting the stock price to new highs. An overweight in Schering-Plough Corp. was another top contributor. The company’s shares rallied after it posted better-than-expected earnings, boosted by strong sales in a number of its drug franchises, and reduced its manufacturing costs. Schlumberger Ltd. also helped returns, as the company reported strong earnings and a positive long-term outlook. The bulk of the upside came from stronger-than-expected revenue growth and margins.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund sought to avoid the most overvalued stocks in the market while focusing on the most undervalued securities, based on our bottom-up approach to stock selection. We continued to search for companies with strong fundamentals. Our approach toward tax minimization required the evaluation of whether a new stock’s higher expected return would compensate for the tax cost of selling an existing holding.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Exxon Mobil Corp.	3.8%
2.	General Electric Co.	2.9
3.	Microsoft Corp.	2.6
4.	Procter & Gamble Co.	2.5
5.	Bank of America Corp.	2.5
6.	Citigroup, Inc.	2.2
7.	Cisco Systems, Inc.	2.2
8.	International Business Machines Corp.	2.1
9.	Merck & Co., Inc.	2.0
10.	AT&T, Inc.	1.9

PORTFOLIO COMPOSITION BY SECTOR***

Financials	18.3%
Information Technology	17.2
Health Care	12.5
Energy	11.4
Industrials	10.8
Consumer Discretionary	10.3
Consumer Staples	7.8
Telecommunication Services	4.0
Utilities	3.7
Materials	3.4
Short-Term Investment	0.6

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based on total investments as of October 31, 2007. The Fund’s composition is subject to change.

2   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
INSTITUTIONAL CLASS SHARES	1/30/97	13.61%	13.61%	6.78%

TEN YEAR FUND PERFORMANCE (10/31/97 TO 10/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on January 30, 1997.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Tax Aware Disciplined Equity Fund, S&P 500 Index and Lipper Large-Cap Core Funds Index from October 31, 1997 to October 31, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is an unmanaged broad-based index that is used as a representation of the U.S. stock market. The Lipper Large-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Tax Aware strategies seek to reduce capital gains. There can be no guarantee the strategy will eliminate them.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2007        JPMORGAN TAX AWARE FUNDS   3

JPMorgan Tax Aware Enhanced Income Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2007 (Unaudited)

FUND FACTS
Fund Inception	April 16, 1999
Fiscal Year End	October 31
Net Assets as of 10/31/2007 (In Thousands)	$149,269
Primary Benchmark	Merrill Lynch 3-Month U.S. Treasury Bill Index
Average Credit Quality	AA
Duration	0.5 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Tax Aware Enhanced Income Fund, which seeks to provide high after-tax current income consistent with principal preservation,* returned 3.81%** (Institutional Class Shares) over the 12 months ended October 31, 2007, compared to the 5.13% return for the Merrill Lynch 3-Month U.S. Treasury Bill Index over the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due to wider spreads among lower-quality holdings. Market volatility was prevalent late in the period, as the U.S. housing sector weakened and labor markets remained tight. On the positive side, the Fund’s longer duration relative to the benchmark contributed to performance due to the Federal Reserve’s rate cut late in the period, which spurred a rally at the short end of the municipal yield curve. The U.S. economy continued to post strong fundamental results, despite market turbulence.

Q:	HOW WAS THE FUND MANAGED?

A:	Since we expected interest rates to fall in response to a weakening economy, we positioned the Fund with a longer duration bias. This strategy proved effective, as rates tumbled during the period. Entering the one-year period, the Fund had significant exposure to floating-rate instruments. However, we trimmed that exposure in favor of high-quality, fixed-rate municipal bonds. In addition, we continued to take advantage of the yield premium offered by auction-rate paper. As always, we continued to monitor the unfolding credit developments in the taxable investment sectors, making sure the contagion did not spread to the municipal market.

PORTFOLIO COMPOSITION***

Municipal Bonds-Short-Term	65.6%
Municipal Bonds-Long-Term	29.4
Collateralized Mortgage Obligations	2.2
Corporate Bonds	1.8
Investment Company	1.0

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of October 31, 2007. The portfolio’s composition is subject to change.

4   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	11/30/01
Without Sales Charge		3.31%	1.92%	2.60%
With Sales Charge*		0.98	1.46	2.31
SELECT CLASS SHARES	5/06/99	3.54	2.18	2.79
INSTITUTIONAL CLASS SHARES	4/16/99	3.81	2.44	3.03

*	Sales Charge for Class A Shares is 2.25%.

LIFE OF FUND PERFORMANCE (4/16/99 TO 10/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on April 16, 1999.

Returns for Select Class Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns of Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

Returns for Class A Shares prior to its inception date are based on the performance of Select Class Shares. The actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than Select Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Tax Aware Enhanced Income Fund and Merrill Lynch 3-Month U.S. Treasury Bill Index from April 16, 1999 to October 31, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the index reflects an initial investment at the end of the month following the Fund’s inception. The performance of the index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Merrill Lynch 3-Month U.S. Treasury Bill Index is one-security index which, at the beginning of every month, selects for inclusion the bill maturing closest to, but not beyond, 91 days from that date. The issue is then held for one month, sold and rolled into a new bill. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

For some investors, income from municipal bonds may be subject to the Alternative Minimum Tax. Capital gains, if any, are federally taxable. Income may be subject to state and local taxes.

Tax Aware strategies seek to reduce capital gains. There can be no guarantee the strategy will eliminate them.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2007        JPMORGAN TAX AWARE FUNDS   5

JPMorgan Tax Aware Large Cap Growth Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2007 (Unaudited)

FUND FACTS
Fund Inception	January 1, 1997
Fiscal Year End	October 31
Net Assets as of 10/31/2007 (In Thousands)	$37,317
Primary Benchmark	Russell 1000 Growth Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Tax Aware Large Cap Growth Fund, which seeks to provide long term capital growth while minimizing taxable capital gain distributions from a portfolio of large cap equity securities,* returned 28.67%** (Select Class Shares) over the 12 months ended October 31, 2007, compared to the 19.22% return for the Russell 1000 Growth Index over the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due primarily to stock selection in the materials and consumer discretionary sectors. At the individual stock level, Apple Inc. contributed to performance. The company’s shares advanced after it continued to deliver earnings ahead of Wall Street expectations. The company also benefited from the hype surrounding the release of its much-anticipated iPhone. Monsanto Co. was another top contributor. The company reported increased fiscal second-quarter profits due to improved sales for corn seed in the U.S. and herbicides in Brazil, Europe, Africa and Argentina. The company also benefited from increased production and demand for ethanol. Research In Motion Ltd. also helped returns. The company’s shares rose on strong fundamentals and near-term earnings momentum. Additionally, the company announced a new BlackBerry model that will provide wireless voice and data access over both cellular and Wi-Fi networks. Positive fiscal first-quarter earnings growth, driven by increased sales and subscriber additions, further benefited the company.

On the negative side, the utility and financial sectors detracted from performance. At the individual stock level, Nordstrom Inc. hurt returns. The company came under pressure early in the year after providing conservative guidance for 2007. In addition, the company lowered third-quarter 2007 guidance later in the year due to increased inventories, which hurt margins. Lam Research Corp. was also a top detractor. The company’s shares fell on concerns that DRAM weakness would hurt sales. Shire Pharmaceuticals Group plc also negatively impacted performance. Analysts expressed concern that the company’s launch of Vyvanse, an ADHD treatment, would not meet expectations due to insurance reimbursement issues.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund held overweights in companies that had dominant and durable franchises, with the potential to grow above Wall Street expectations. Style characteristics and sector weightings were kept in line with the Russell 1000 Growth Index to minimize volatility relative to index and ensure that stock selection was the main driver of returns.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Google, Inc., Class A	5.0%
2.	Apple, Inc.	4.5
3.	Monsanto Co.	4.2
4.	Hewlett-Packard Co.	4.2
5.	Research In Motion Ltd. (Canada)	3.2
6.	MasterCard, Inc., Class A	2.8
7.	America Movil S.A.B. de C.V., Series L ADR (Mexico)	2.7
8.	Altria Group, Inc.	2.6
9.	Celgene Corp.	2.5
10.	CME Group, Inc.	2.5

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	31.1%
Industrials	12.4
Health Care	11.2
Financials	10.1
Materials	10.0
Consumer Discretionary	9.1
Energy	8.2
Consumer Staples	4.5
Telecommunication Services	3.2
Short-Term Investment	0.2

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of October 31, 2007. The Fund’s composition is subject to change.

6   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
SELECT CLASS SHARES	1/01/97	28.67%	11.52%	5.13%

TEN YEAR FUND PERFORMANCE (10/31/97 TO 10/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on January 1, 1997.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Tax Aware Large Cap Growth Fund, Russell 1000 Growth Index, and Lipper Large-Cap Growth Funds Index from October 31, 1997 to October 31, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Tax Aware strategies seek to reduce capital gains. There can be no guarantee the strategy will eliminate them.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2007        JPMORGAN TAX AWARE FUNDS   7

JPMorgan Tax Aware Real Return Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2007 (Unaudited)

FUND FACTS
Fund Inception	August 31, 2005
Fiscal Year End	October 31
Net Assets as of 10/31/2007 (In Thousands)	$773,023
Primary Benchmark	Lehman Brothers 1–10 Year U.S. Treasury Inflation- Protected Securities (TIPS) Index
Average Credit Quality	AA+
Duration	5.3 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Tax Aware Real Return Fund, which seeks to maximize after-tax inflation-protected return,* returned 2.49%**(Institutional Class Shares) for the 12 months ended October 31, 2007, compared to the 6.75% return for the Lehman Brothers 1–10 Year U.S. TIPS Index during the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to its duration strategy. Throughout the one-year period, the Fund’s duration remained longer than that of the benchmark. The long duration position hurt performance, as the longer end of the municipal curve underperformed.

On the upside, in a market environment where investors’ healthy appetite for risk faded to strong risk aversion, the Fund’s overall high credit quality was a positive influence on performance. In addition, an underweight to inflation-protection securities for most of the period and a return to a neutral position in those securities as inflation breakevens became attractive helped returns.

Q:	HOW WAS THE FUND MANAGED?

A:	Approximately 97% of the Fund was invested in high-quality municipal securities. We also maintained an inflation overlay strategy using consumer price index swaps. The Fund’s average duration was approximately 5.5 years, and its average credit quality rating was AA+. We opportunistically decreased our inflation hedge, as inflation expectations declined. Toward the end of the period, we added inflation-protection securities, which had decreased to attractive levels. We also reduced the Fund’s underlying duration by moving down the yield curve, or focusing on securities with shorter-term maturities.

PORTFOLIO COMPOSITION***

Municipal Bonds-Long-Term	93.8%
Municipal Bonds-Short-Term	2.2
Investment Company	4.0

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of October 31, 2007. The Fund’s composition is subject to change.

8   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2007

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	8/31/05
Without Sales Charge		2.13%	2.53%
With Sales Charge*		(1.70)	0.73
CLASS C SHARES	8/31/05
Without CDSC		1.50	1.97
With CDSC**		0.50	1.97
SELECT CLASS SHARES	8/31/05	2.32	2.76
INSTITUTIONAL CLASS SHARES	8/31/05	2.49	2.94

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (8/31/05 TO 10/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on August 31, 2005.

This graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Tax Aware Real Return Fund, Lehman Brothers 1-10 Year U.S. Treasury Inflation-Protected Securities (TIPS) Index and Lipper Intermediate Municipal Debt Funds Index from August 31, 2005 to October 31, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Lehman Brothers 1–10 Year U.S. Treasury Inflation-Protected Securities (TIPS) Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Lehman Brothers 1–10 Year U.S. Treasury Inflation-Protected Securities (TIPS) Index tracks the performance of 1–10 year inflation-protected securities issued by the U.S. Treasury. The Lipper Intermediate Municipal Debt Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a minimum investment of $3,000,000 and carry no sales charge.

For some investors, income from municipal bonds may be subject to the Alternative Minimum Tax. Capital gains, if any, are federally taxable. Income may be subject to state and local taxes.

Tax Aware strategies seek to reduce capital gains. There can be no guarantee the strategy will eliminate them.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2007        JPMORGAN TAX AWARE FUNDS   9

JPMorgan Tax Aware Short-Intermediate Income Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2007 (Unaudited)

FUND FACTS
Fund Inception	December 20, 2002
Fiscal Year End	October 31
Net Assets as of 10/31/2007 (In Thousands)	$272,872
Primary Benchmark	Lehman Brothers 1-5 Year Municipal Blend Index
Average Credit Quality	AA
Duration	2.8 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Tax Aware Short-Intermediate Income Fund, which seeks to maximize after-tax income from a portfolio of tax-exempt and taxable securities,* returned 3.30%** (Institutional Class Shares) over the 12 months ended October 31, 2007, compared to the 3.89% return for the Lehman Brothers 1–5 Year Municipal Blend Index over the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due to its duration strategy. In particular, the Fund’s duration was slightly shorter than that of the benchmark, which hurt performance in a falling-rate environment. Market volatility was prevalent late in the period, as the U.S. housing sector weakened and labor markets remained tight. On the positive side, the Fund’s overall high credit quality contributed to performance. The U.S. economy continued to post strong fundamental results, despite market turbulence.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund was positioned to take advantage of the relatively high yields offered by auction rate paper, resulting in a “barbelled” maturity structure. Ultimately, our yield curve positioning resulted in a shorter-duration position compared to the benchmark, which hurt performance when the Fed lowered rates in response to a weakening economy. The Fund was overweight in high-credit-quality paper compared to the benchmark. Spreads remained tight through July but widened substantially from the contagion delivered by the broader taxable market, particularly from assets backed by sub-prime mortgages. Toward the end of the fiscal year, we began to take advantage of this widening, purchasing fixed-rate municipal paper in the five-year maturity range.

PORTFOLIO COMPOSITION***

Municipal Bonds-Long-Term	87.9%
Corporate Bonds	4.0
Municipal Bonds-Short-Term	3.5
Investment Company	3.4
Other (less than 1.0%)	1.2

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of October 31, 2007. The Fund’s composition is subject to change.

10   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2007

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
SELECT CLASS SHARES	12/20/02	3.26%	2.39%	2.33%
INSTITUTIONAL CLASS SHARES	12/20/02	3.30	2.54	2.48

LIFE OF FUND PERFORMANCE (12/20/02 TO 10/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on December 20, 2002.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Tax Aware Short-Intermediate Income Fund, Lehman Brothers 1–5 Year Municipal Blend Index, and Lipper Short-Intermediate Municipal Debt Funds Index from December 20, 2002 to October 31, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the Lehman Brothers 1–5 Year Municipal Blend Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Short-Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Lehman Brothers 1–5 Year Municipal Blend Index is an unmanaged index of investment grade tax-exempt municipal bonds with maturities from 1 to 5.999 years. The Lipper Short-Intermediate Municipal Debt Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

For some investors, income from municipal bonds may be subject to the Alternative Minimum Tax. Capital gains, if any, are federally taxable. Income may be subject to state and local taxes.

Tax Aware strategies seek to reduce capital gains. There can be no guarantee the strategy will eliminate them.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2007        JPMORGAN TAX AWARE FUNDS   11

JPMorgan Tax Aware U.S. Equity Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2007 (Unaudited)

FUND FACTS
Fund Inception	December 18, 1996
Fiscal Year End	October 31
Net Assets as of 10/31/2007 (In thousands)	$297,326
Primary Benchmark	S&P 500 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Tax Aware U.S. Equity Fund, which seeks to provide high after-tax total return from a portfolio of selected equity securities*, returned 11.83%** (Select Class Shares) over the 12 months ended October 31, 2007, compared to the 14.56% return for the S&P 500 Index over the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the insurance, industrial cyclical and telecommunication sectors. At the individual stock level, Ambac Financial Group Inc. was a top detractor due to credit market turmoil and concerns about the company’s exposure to sub-prime mortgages. The company’s shares fell after it reported lower second-quarter earnings and additional losses tied to sub-prime transactions. An overweight in Comcast Corp. also hurt returns, as the company’s shares were hurt by a significant loss in cable subscribers as well as lackluster growth potential in new and existing markets. In addition, the company gave capital expenditure guidance that was higher than expected, which investors did not receive well. An underweight in AT&T Inc. also negatively impacted performance. The company’s shares rose due to solid earnings and wireless margin expansion, but we reduced our underweight throughout the year.

On the positive side, stock selection in the retail, consumer staples, and auto and transportation sectors contributed to performance. At the individual stock level, Johnson Controls Inc. supported positive performance. The company reported impressive fiscal second-quarter 2007 earnings, which benefited from a slightly lower tax rate and better operational efficiencies in most of its business lines. In addition, management raised full-year guidance, boosting the stock price to new highs. McDonald’s Corp. was another top contributor, as the company reported better-than-expected results that beat Wall Street estimates due to the strength of its U.S. products and robust growth in Europe and Asia. The company consistently reported same-store sales that came in greater than consensus expectations. Same-store sales were impressive across all regions, with particular strength in France and Germany. Occidental Petroleum Corp. also helped returns. The company’s shares rose due to fourth-quarter 2006 earnings that beat consensus numbers as well as record production and earnings in 2006. With new large development projects in the Middle East and strong results from current initiatives, the company was able to organically grow with greater cost efficiencies versus its peers. Additionally, higher oil prices helped bring in record earnings for this oil focused name.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund sought to exploit mispriced stocks, which were cheap relative to fair value, and to avoid owning expensive stocks. The Fund was positioned based on our bottom-up approach to stock selection and was constructed to optimize use of the information advantage in our equity research. We continued to seek to provide high total return while being sensitive to the impact of capital gains taxes on investors’ returns.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Microsoft Corp.	3.7%
2.	Cisco Systems, Inc.	3.1
3.	Exxon Mobil Corp.	3.0
4.	Altria Group, Inc.	2.7
5.	Citigroup, Inc.	2.6
6.	Merck & Co., Inc.	2.5
7.	Wal-Mart Stores, Inc.	2.3
8.	Bank of America Corp.	2.3
9.	News Corp., Class A	2.2
10.	Hewlett-Packard Co.	2.2

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	20.8%
Financials	17.3
Health Care	12.5
Consumer Staples	11.3
Energy	11.0
Consumer Discretionary	9.5
Industrials	8.9
Telecommunication Services	2.8
Materials	2.8
Utilities	2.4
Short-Term Investment	0.7

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of October 31, 2007. The Fund’s composition is subject to change.

12   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES
Without Sales Charge	4/16/01	11.50%	11.36%	6.09%
With Sales Charge*		5.66	10.17	5.52
CLASS B SHARES
Without CDSC	4/16/01	10.98	10.82	5.69
With CDSC**		5.98	10.56	5.69
CLASS C SHARES
Without CDSC	4/16/01	10.95	10.82	5.69
With CDSC***		9.95	10.82	5.69
SELECT CLASS SHARES	12/18/96	11.83	11.66	6.24
INSTITUTIONAL CLASS SHARES	9/15/00	11.94	11.82	6.30

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR FUND PERFORMANCE (10/31/97 TO 10/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on December 18, 1996.

Returns for Institutional Class Shares prior to their inception date are based on the performance of Select Class Shares.

Returns for Class A, Class B and Class C Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns of Class A, Class B and Class C Shares would have been lower than shown because Class A, Class B and Class C Shares have higher expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Tax Aware U.S. Equity Fund, S&P 500 Index and Lipper Large-Cap Core Funds Index from October 31, 1997 to October 31, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is an unmanaged broad based index that is used as a representation of the U.S. stock market. The Lipper Large-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Tax Aware strategies seek to reduce capital gains. There can be no guarantee the strategy will eliminate them.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2007        JPMORGAN TAX AWARE FUNDS   13

JPMorgan Tax Aware Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.3%
	Common Stocks — 99.3%
	Aerospace & Defense — 3.0%
23	Boeing Co.	2,218
8	General Dynamics Corp.	712
7	Goodrich Corp.	488
39	Honeywell International, Inc.	2,349
14	Lockheed Martin Corp.	1,498
87	Northrop Grumman Corp.	7,308
93	United Technologies Corp.	7,147
		21,720
	Auto Components — 1.3%
211	Johnson Controls, Inc.	9,217
	Beverages — 0.8%
94	Coca-Cola Co. (The)	5,827
	Biotechnology — 0.8%
65	Amgen, Inc. (a)	3,756
29	Celgene Corp. (a)	1,881
		5,637
	Capital Markets — 4.0%
151	Bank of New York Mellon Corp. (The)	7,391
33	Goldman Sachs Group, Inc. (The)	8,181
122	Morgan Stanley	8,212
56	State Street Corp.	4,465
20	TD AMERITRADE Holding Corp. (a)	383
		28,632
	Chemicals — 2.4%
41	Air Products & Chemicals, Inc.	4,026
115	Dow Chemical Co. (The)	5,199
22	PPG Industries, Inc.	1,637
38	Praxair, Inc.	3,212
64	Rohm & Haas Co.	3,342
		17,416
	Commercial Banks — 3.6%
38	Colonial BancGroup, Inc. (The)	736
15	Comerica, Inc.	700
83	TCF Financial Corp.	1,889
266	U.S. Bancorp	8,811
247	Wachovia Corp.	11,302
82	Wells Fargo & Co.	2,784
		26,222
	Communications Equipment — 4.8%
489	Cisco Systems, Inc. (a)	16,173
204	Corning, Inc.	4,942
22	Juniper Networks, Inc. (a)	776
126	Motorola, Inc.	2,366
245	QUALCOMM, Inc.	10,467
		34,724
	Computers & Peripherals — 4.7%
36	Apple, Inc. (a)	6,775
19	Dell, Inc. (a)	575
66	EMC Corp. (a)	1,666
157	Hewlett-Packard Co.	8,122
128	International Business Machines Corp.	14,840
19	NCR Corp. (a)	530
6	Network Appliance, Inc. (a)	202
193	Sun Microsystems, Inc. (a)	1,103
19	Teradata Corp. (a)	548
		34,361
	Consumer Finance — 0.2%
8	Capital One Financial Corp.	531
54	Discover Financial Services	1,040
		1,571
	Containers & Packaging — 0.1%
11	Temple-Inland, Inc.	611
	Diversified Financial Services — 5.1%
379	Bank of America Corp.	18,288
64	CIT Group, Inc.	2,238
388	Citigroup, Inc.	16,270
		36,796
	Diversified Telecommunication Services — 3.5%
334	AT&T, Inc.	13,958
241	Verizon Communications, Inc.	11,095
		25,053
	Electric Utilities — 3.1%
104	American Electric Power Co., Inc.	4,991
46	Duke Energy Corp.	886
91	Edison International	5,272
74	FirstEnergy Corp.	5,128
97	Northeast Utilities	2,977
30	Pinnacle West Capital Corp.	1,219
99	Sierra Pacific Resources	1,665
		22,138
	Electrical Equipment — 0.5%
57	Rockwell Automation, Inc.	3,940
	Electronic Equipment & Instruments — 0.2%
41	Tyco Electronics Ltd. (Bermuda)	1,467

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Energy Equipment & Services — 1.8%
37	Baker Hughes, Inc.	3,178
15	BJ Services Co.	374
8	Cameron International Corp. (a)	732
17	Patterson-UTI Energy, Inc.	343
62	Schlumberger Ltd.	5,977
39	Weatherford International Ltd. (a)	2,499
		13,103
	Food & Staples Retailing — 0.7%
62	Safeway, Inc.	2,122
56	SYSCO Corp.	1,910
21	Wal-Mart Stores, Inc.	931
		4,963
	Food Products — 1.8%
69	General Mills, Inc.	3,960
30	H.J. Heinz Co.	1,422
26	Kellogg Co.	1,383
189	Kraft Foods, Inc.	6,315
		13,080
	Health Care Equipment & Supplies — 1.4%
102	Baxter International, Inc.	6,149
8	Becton, Dickinson & Co.	630
41	Covidien Ltd. (Bermuda)	1,710
15	Medtronic, Inc.	712
11	Zimmer Holdings, Inc. (a)	737
		9,938
	Health Care Providers & Services — 3.0%
69	Aetna, Inc.	3,884
67	Cigna Corp.	3,537
13	McKesson Corp.	858
105	UnitedHealth Group, Inc.	5,158
100	WellPoint, Inc. (a)	7,944
		21,381
	Hotels, Restaurants & Leisure — 1.3%
35	Carnival Corp.	1,680
70	McDonald’s Corp.	4,190
11	Starwood Hotels & Resorts Worldwide, Inc.	614
54	Wyndham Worldwide Corp.	1,786
27	Yum! Brands, Inc.	1,090
		9,360
	Household Durables — 0.1%
4	D.R. Horton, Inc.	50
31	Toll Brothers, Inc. (a)	706
		756
	Household Products — 2.8%
26	Colgate-Palmolive Co.	1,975
263	Procter & Gamble Co.	18,315
		20,290
	Industrial Conglomerates — 3.5%
28	3M Co.	2,435
508	General Electric Co.	20,926
41	Tyco International Ltd. (Bermuda)	1,693
		25,054
	Insurance — 3.9%
57	AMBAC Financial Group, Inc.	2,086
46	American International Group, Inc.	2,918
21	Assurant, Inc.	1,252
56	Axis Capital Holdings Ltd. (Bermuda)	2,241
33	Chubb Corp.	1,750
49	Genworth Financial, Inc., Class A	1,341
41	Hartford Financial Services Group, Inc.	4,015
55	Lincoln National Corp.	3,424
48	MBIA, Inc.	2,058
31	MetLife, Inc.	2,161
11	Protective Life Corp.	476
23	RenaissanceRe Holdings Ltd. (Bermuda)	1,336
54	Travelers Cos., Inc. (The)	2,801
17	Unum Group	399
5	XL Capital Ltd., Class A (Bermuda)	345
		28,603
	Internet & Catalog Retail — 0.1%
15	Expedia, Inc. (a)	490
	Internet Software & Services — 2.3%
118	eBay, Inc. (a)	4,248
16	Google, Inc., Class A (a)	11,070
46	Yahoo!, Inc. (a)	1,421
		16,739
	Machinery — 2.1%
56	Caterpillar, Inc.	4,208
30	Eaton Corp.	2,821
56	Illinois Tool Works, Inc.	3,227
87	Ingersoll-Rand Co., Ltd., Class A (Bermuda)	4,393
5	SPX Corp.	498
		15,147
	Media — 3.0%
122	CBS Corp., Class B	3,513
20	Clear Channel Communications, Inc.	744
130	Comcast Corp., Special Class A (a)	2,710
18	EchoStar Communications Corp., Class A (a)	876

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN TAX AWARE FUNDS   15

JPMorgan Tax Aware Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Media — Continued
245	News Corp., Class A	5,307
35	Time Warner, Inc.	645
71	Viacom, Inc., Class B (a)	2,934
145	Walt Disney Co. (The)	5,032
		21,761
	Metals & Mining — 0.6%
39	United States Steel Corp.	4,244
	Multi-Utilities — 0.6%
113	CMS Energy Corp.	1,914
116	Xcel Energy, Inc.	2,612
		4,526
	Multiline Retail — 1.5%
69	J.C. Penney Co., Inc.	3,888
62	Kohl’s Corp. (a)	3,434
34	Macy’s, Inc.	1,082
46	Target Corp.	2,817
		11,221
	Oil, Gas & Consumable Fuels — 9.6%
17	Anadarko Petroleum Corp.	1,027
33	Apache Corp.	3,420
42	Chevron Corp.	3,826
151	ConocoPhillips	12,841
39	Devon Energy Corp.	3,646
41	EOG Resources, Inc.	3,615
302	Exxon Mobil Corp.	27,824
105	Marathon Oil Corp.	6,184
16	Occidental Petroleum Corp.	1,118
16	Sunoco, Inc.	1,207
57	Valero Energy Corp.	4,009
7	XTO Energy, Inc.	472
		69,189
	Paper & Forest Products — 0.3%
135	Domtar Corp. (Canada) (a)	1,160
14	Weyerhaeuser Co.	1,081
		2,241
	Pharmaceuticals — 7.4%
222	Abbott Laboratories	12,118
46	Johnson & Johnson	3,003
254	Merck & Co., Inc.	14,792
219	Pfizer, Inc.	5,386
308	Schering-Plough Corp.	9,411
10	Sepracor, Inc. (a)	266
176	Wyeth	8,549
		53,525
	Real Estate Investment Trusts (REITs) — 0.9%
16	Apartment Investment & Management Co.	762
32	Hospitality Properties Trust	1,278
52	Host Hotels & Resorts, Inc.	1,145
37	ProLogis	2,624
4	Simon Property Group, Inc.	406
13	Ventas, Inc.	570
		6,785
	Road & Rail — 1.6%
15	Burlington Northern Santa Fe Corp.	1,342
72	CSX Corp.	3,238
143	Norfolk Southern Corp.	7,368
		11,948
	Semiconductors & Semiconductor Equipment — 1.7%
183	Altera Corp.	3,598
70	Linear Technology Corp.	2,322
92	Texas Instruments, Inc.	2,983
154	Xilinx, Inc.	3,748
		12,651
	Software — 3.4%
3	Adobe Systems, Inc. (a)	148
509	Microsoft Corp.	18,750
272	Oracle Corp. (a)	6,030
		24,928
	Specialty Retail — 1.9%
26	Abercrombie & Fitch Co., Class A	2,066
14	AutoZone, Inc. (a)	1,679
22	Bed Bath & Beyond, Inc. (a)	737
75	Home Depot, Inc.	2,367
104	Lowe’s Cos., Inc.	2,786
168	Staples, Inc.	3,920
		13,555
	Textiles, Apparel & Luxury Goods — 1.2%
79	Coach, Inc. (a)	2,904
82	Nike, Inc., Class B	5,442
		8,346
	Thrifts & Mortgage Finance — 0.5%
84	Countrywide Financial Corp.	1,306
12	Freddie Mac	632
71	Washington Mutual, Inc.	1,985
		3,923
	Tobacco — 1.7%
166	Altria Group, Inc.	12,079

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Wireless Telecommunication Services — 0.5%
33	Crown Castle International Corp. (a)	1,335
146	Sprint Nextel Corp.	2,502
		3,837
	Total Common Stocks (Cost $553,239)	718,995

NO. OF WARRANTS
	Warrant — 0.0% (g)
	Communications Equipment — 0.0% (g)
11	Alcatel-Lucent, expiring 12/10/07 (Strike price $2.75) (a) (Cost $0)	—	(h)
	Total Long-Term Investments (Cost $553,239)	718,995

SHARES
Short-Term Investment — 0.6%
	Investment Company — 0.6%
4,336	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $4,336)	4,336
	Total Investments — 99.9% (Cost $557,575)	723,331
	Other Assets In Excess of Liabilities — 0.1%	649
	NET ASSETS — 100.0%	$723,980

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN TAX AWARE FUNDS   17

JPMorgan Tax Aware Enhanced Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Long-Term Investments — 33.7%
	Collateralized Mortgage Obligations — 2.3%
	Agency CMO — 1.4%
1,828	Federal National Mortgage Association REMICS, Series 2002-36, Class FS, FRN, 5.37%, 06/25/32	1,838
301	Government National Mortgage Association, Series 2000-38, Class F, FRN, 5.40%, 12/20/30	301
		2,139
	Non-Agency CMO — 0.9%
1,281	Indymac Index Mortgage Loan Trust, Series 2004-AR7, Class A1, FRN, 5.31%, 09/25/34	1,258
	Total Collateralized Mortgage Obligations (Cost $3,411)	3,397
	Corporate Bonds — 1.8%
	Diversified Financial Services — 1.8%
2,300	Sigma Finance Corp. (Cayman Islands), FRN, 5.51%, 03/17/08 (e) (f) (i) (Structured Investment Vehicle)	2,184
500	ZFS Finance USA Trust III, FRN, 6.84%, 12/17/07 (e) (i)	486
	Total Corporate Bonds (Cost $2,809)	2,670
	Municipal Bonds — 29.6%
	California — 1.0%
1,500	Contra Costa County, Multi-Family Housing, Pleasant Hill Bart Transit, Series A, Rev., VAR, 3.95%, 04/15/46	1,500
	Florida — 2.9%
1,780	Florida Housing Finance Corp., Heritage Villas, Series F, Rev., 4.00%, 10/01/10	1,779
1,000	Highlands County Health Facilities Authority, Adventist Health Hospital, Series I, Rev., VAR, 5.00%, 11/16/09	1,020
1,500	Miami-Dade County School Board, Rev., FGIC, 5.00%, 08/01/08	1,517
		4,316
	Illinois — 0.7%
1,000	Illinois Educational Facilities Authority, University of Chicago, Series B, Rev., VAR, 4.05%, 07/01/09	1,006
	Indiana — 0.8%
1,200	Indianapolis Local Public Improvement Bond Bank, Waterworks Project, Series E-2, Rev., 4.25%, 01/08/08	1,202
	Kansas — 1.2%
1,700	Sedgwick County Unified School District No. 259, GO, MBIA, 5.50%, 09/01/10	1,785
	Louisiana — 0.6%
900	Louisiana Public Facilities Authority, Ochsner Clinic Foundation Project, Series B, Rev., 5.00%, 05/15/09	912
	Missouri — 1.0%
1,500	Missouri Public Utilities Commission, Rev., 4.75%, 09/01/08	1,515
	Nevada — 2.4%
3,550	Clark County, Airport Systems, Junior Sublien Notes, Series B-1, Rev., AMT, 5.00%, 07/01/08	3,580
	Oklahoma — 0.7%
1,020	Norman Regional Hospital Authority, Rev., RADIAN, 4.50%, 09/01/08	1,025
	Ohio — 1.9%
3,000	Buckeye Tobacco Settlement Financing Authority, Series A-2, Rev., 5.13%, 06/01/17	2,891
	Pennsylvania — 3.9%
1,125	Exeter Township, GO, AMBAC, 5.00%, 07/15/10	1,170
1,125	Pennsylvania State Higher Educational Facilities Authority, LaSalle University, Series A, Rev., 5.00%, 05/01/10	1,149
1,500	Pennsylvania Turnpike Commission, Series A, Rev., BAN, AMBAC, 4.00%, 10/15/08	1,507
2,000	University of Pittsburgh, Pittsburgh Panthers, Rev., 5.00%, 08/01/10	2,072
		5,898
	Puerto Rico — 0.9%
1,250	Children’s Trust Fund, Rev., 5.75%, 07/01/10 (p)	1,300
	South Carolina — 0.9%
1,350	County of Charleston, Public Improvement, GO, 5.25%, 09/01/09 (p)	1,406
	Tennessee — 0.7%
1,000	Clarksville Natural Gas Acquisition Corp., Rev., 5.00%, 12/15/07	1,001
	Texas — 9.0%
1,615	Coppell Independent School District, School Building, GO, MBIA, 4.50%, 08/15/10	1,658
1,200	Dallas-Fort Worth International Airport Facilities Improvement Corp., Series A, Rev., XLCA, 5.00%, 11/01/08	1,217
1,000	SA Energy Acquisition Public Facility Corp., Gas Supply, Rev., 5.00%, 08/01/10	1,026
210	San Leanna Educational Facilities Corp., Saint Edwards University Project, Rev., 4.25%, 06/01/10	210

SEE NOTES TO FINANCIAL STATEMENTS.

18   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Texas — Continued
2,675	State of Texas, GO, TRAN, 4.50%, 08/28/08	2,698
1,500	Texas Municipal Gas Acquisition & Supply Corp., Series B, Senior Lien, Rev., FRN, 4.14%, 11/01/07	1,477
2,350	Texas State Turnpike Authority, Rev., BAN, 5.00%, 06/01/08	2,372
2,595	Weslaco Independent School District, School Building, GO, PSF-GTD, 5.75%, 02/15/10 (p)	2,726
		13,384
	Vermont — 1.0%
1,500	Vermont Housing Finance Agency, Series 24B, Rev., AMT, 3.80%, 11/01/07	1,500
	Total Municipal Bonds (Cost $44,140)	44,221
	Total Long-Term Investments (Cost $50,360)	50,288
Short-Term Investments — 67.2%
	Municipal Bonds — 66.2%
	Alabama — 4.8%
	Jefferson County,
2,000	Sub Series A-2, Rev., ARS, AMBAC, 3.70%, 11/15/07	2,000
2,650	Sub Series A-3, Rev., ARS, AMBAC, 3.65%, 11/23/07	2,650
2,500	University of Alabama, Birmingham, Series B, Rev., VRDO, 3.30%, 11/01/07	2,500
		7,150
	Alaska — 1.4%
2,145	Alaska Housing Finance Corp., Series A, Rev., VRDO, FSA, 3.42%, 11/08/07	2,145
	Connecticut — 1.3%
1,900	Connecticut State Health & Educational Facility Authority, Saviors-Wesleyan University, Series E, Rev., ARS, 3.66%, 11/28/07	1,900
	Florida — 5.1%
2,500	Highlands County Health Facilities Authority, Adventist Health Hospital System, Series D, Rev., ARS, MBIA, 3.70%, 11/15/07	2,500
2,000	Miami-Dade County Expressway Authority, Rev., VRDO, AMBAC, 3.51%, 11/08/07	2,000
2,000	Orange County, Health Facilities Authority, Orlando Regional Healthcare Hospital, Series B, Rev., VRDO, FGIC, 3.58%, 11/01/07	2,000
1,080	Polk County School Board, Master Lease Program, Series A, COP, VRDO, FSA, 3.45%, 11/01/07	1,080
		7,580
	Georgia — 1.7%
2,500	Cobb County Hospital Authority, Equipment Pool Project, Rev., VRDO, LOC: Suntrust Bank, 3.45%, 11/08/07	2,500
	Indiana — 3.7%
2,000	Indiana Health Facility Financing Authority, Columbus Regional Hospital Project, Rev., ARS, FSA, 3.65%, 12/05/07	2,000
1,475	Indiana Health Facility Financing Authority, Floyd Memorial Hospital & Health, Series A, Rev., ARS, AMBAC, 3.74%, 11/06/07	1,475
2,000	Indianapolis Local Public Improvement Bond Bank, Waterworks Project, Series G-1, Rev., VRDO, MBIA, 3.45%, 11/01/07	2,000
		5,475
	Iowa — 3.4%
2,000	Iowa Finance Authority, Burlington Medical Center, Rev., ARS, FSA, 3.65%, 11/28/07	2,000
2,000	Iowa Finance Authority, Iowa Health System, Series A-3, Rev., VRDO, FGIC, 3.25%, 11/01/07	2,000
1,100	Iowa Finance Authority, Single Family Mortgage, Series H, Rev., VRDO, AMT, GNMA/FNMA, 3.53%, 11/01/07	1,100
		5,100
	Kansas — 1.7%
2,500	City of Burlington, Pollution Control, Series K-1, Rev., VRDO, MBIA, LIQ: Lehman Liquidity Co., 3.29%, 11/07/07	2,500
	Kentucky — 2.8%
4,100	Kenton County Airport Board, Airis Cincinnati LLC, Series A, Rev., VRDO, 3.58%, 11/08/07	4,100
	Maryland — 1.3%
2,000	Maryland Health & Higher Educational Facilities Authority, Suburban Hospital, Series B, Rev., VRDO, 3.45%, 11/08/07	2,000
	Michigan — 2.7%
2,000	Jackson County Hospital Finance Authority, W.A. Foote Memorial Hospital, Series A, Rev., ARS, 4.05%, 11/14/07	2,000
2,000	Kent Hospital Finance Authority, Spectrum Health System, Series A-3, Rev., ARS, FGIC, 3.99%, 11/06/07	2,000
		4,000

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN TAX AWARE FUNDS   19

JPMorgan Tax Aware Enhanced Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Short-Term Investments — Continued
	Minnesota — 3.5%
3,000	City of Rochester, Mayo Foundation, Series B, Rev., ARS, 4.00%, 11/28/07	3,000
2,175	Robbinsdale Health, North Memorial Health Care, Tranche III, Rev., ARS, AMBAC, 3.65%, 11/28/07	2,175
		5,175
	Mississippi — 1.7%
2,500	Mississippi Development Bank Special Obligation, Harrison County Utilities Authority, Series A, Rev., ARS, FSA, 3.95%, 11/07/07	2,500
	Missouri — 3.3%
	Missouri State Health & Educational Facilities Authority, Ascension Health,
2,500	Series C-1, Rev., ARS, 4.00%, 11/07/07	2,500
2,500	Series C-3, Rev., ARS, 3.75%, 11/21/07	2,500
		5,000
	New Jersey — 2.9%
2,350	New Jersey EDA, Economic Improvements, Series 980, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 3.83%, 11/08/07	2,350
2,005	New Jersey EDA, School Facilities Construction, Series M-4, Rev., ARS, AMBAC, 4.00%, 02/28/08	2,005
		4,355
	New York — 1.3%
2,000	Metropolitan Transportation Authority, Series 1480, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 3.57%, 11/08/07	2,000
—(h)	New York State Environmental Facilities Corp., Clean Water & Drinking, Series 731, Rev., VRDO, LIQ: Morgan Stanley Dean Witter, 3.49%, 11/08/07	—	(h)
		2,000
	North Carolina — 1.4%
2,135	New Hanover County, New Hanover Regional Hospital, Series B1, Rev., VRDO, FSA, 3.25%, 11/01/07	2,135
	Ohio — 1.7%
2,500	University of Cincinnati, Series B, Rev., ARS, AMBAC, 4.10%, 12/06/07	2,500
	Pennsylvania — 4.0%
1,950	Allegheny County Hospital Development Authority, University of Pittsburgh Medical Center, Series B-1, Rev., ARS, 4.00%, 11/02/07	1,950
	Pennsylvania Higher Educational Facilities Authority, University of Pennsylvania Medical Center,
2,000	Sub Series C-1, Rev., ARS, 4.10%, 11/09/07	2,000
2,000	Sub Series C-2, Rev., ARS, 3.80%, 11/16/07	2,000
		5,950
	South Carolina — 1.3%
2,000	South Carolina Jobs, EDA, Anmed Health Project, Rev., VRDO, AMBAC, 3.24%, 11/01/07	2,000
	Tennessee — 2.8%
	Sevier County Public Building Authority, Local Government Public Improvement,
3,400	Series A-3-III, Rev., VRDO, AMBAC, 3.47%, 11/01/07	3,400
805	Series F-III, Rev., VRDO, AMBAC, LIQ: Landesbank Hessen Theringen, 3.47%, 11/01/07	805
		4,205
	Texas — 3.3%
2,000	Katy Independent School District, Series C, GO, VRDO, PSF-GTD, 3.45%, 11/08/07	2,000
1,000	San Antonio Empowerment Zone Development Corp., Drury Southwest Hotel Project, Rev., VRDO, LOC: U.S. Bank N.A., 3.48%, 11/08/07	1,000
2,000	State of Texas, Veterans Housing Fund II, Series A-2, GO, VRDO, LIQ: Texas Comptroller Public Accounts, 3.31%, 11/01/07	2,000
		5,000
	Washington — 4.7%
7,000	Washington Health Care Facilities Authority, Kadlec Medical Center, Series B, Rev., ARS, 4.10%, 11/01/07	7,000
	Wisconsin — 4.4%
3,250	Wisconsin Health & Educational Facilities Authority, Bellin Memorial Hospital, Rev., ARS, CIFG, 3.85%, 11/20/07	3,250
3,300	Wisconsin Health & Educational Facilities Authority, Meriter Hospital, Series A, Rev., ARS, FGIC, 3.84%, 11/20/07	3,300
		6,550
	Total Municipal Bonds (Cost $98,820)	98,820

SEE NOTES TO FINANCIAL STATEMENTS.

20   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE ($)
Short-Term Investments — Continued
	Investment Company — 1.0%
1,496	JPMorgan Tax Free Money Market Fund, Institutional Class (b) (m) (Cost $1,496)	1,496
	Total Short-Term Investments (Cost $100,316)	100,316
	Total Investments — 100.9% (Cost $150,676)	150,604
	Liabilities in Excess of Other Assets — (0.9)%	(1,335)
	NET ASSETS — 100.0%	$149,269

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN TAX AWARE FUNDS   21

JPMorgan Tax Aware Large Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.7%
	Common Stocks — 98.7%
	Aerospace & Defense — 7.8%
7	Boeing Co.	736
9	General Dynamics Corp.	805
8	Lockheed Martin Corp.	902
3	Precision Castparts Corp.	469
		2,912
	Biotechnology — 4.7%
14	Celgene Corp. (a)	921
18	Gilead Sciences, Inc. (a)	827
		1,748
	Capital Markets — 5.8%
5	Franklin Resources, Inc.	624
4	Goldman Sachs Group, Inc. (The)	900
12	Lazard Ltd., Class A (Bermuda)	626
		2,150
	Chemicals — 8.2%
16	Monsanto Co.	1,535
6	Potash Corp. of Saskatchewan, Inc. (Canada)	690
10	Praxair, Inc.	821
		3,046
	Communications Equipment — 5.5%
20	Cisco Systems, Inc. (a)	673
5	Nokia OYJ ADR (Finland)	204
9	Research In Motion Ltd. (a) (Canada)	1,179
		2,056
	Computers & Peripherals — 9.7%
9	Apple, Inc. (a)	1,658
30	Hewlett-Packard Co.	1,535
4	International Business Machines Corp.	433
		3,626
	Construction & Engineering — 1.4%
6	Jacobs Engineering Group, Inc. (a)	513
	Diversified Financial Services — 3.4%
1	CME Group, Inc.	906
2	IntercontinentalExchange, Inc. (a)	346
		1,252
	Electrical Equipment — 2.0%
10	Roper Industries, Inc.	729
	Energy Equipment & Services — 6.0%
8	National Oilwell Varco, Inc. (a)	560
9	Schlumberger Ltd.	878
6	Smith International, Inc.	373
4	Transocean, Inc. (a)	440
		2,251
	Food & Staples Retailing — 1.9%
15	CVS/Caremark Corp.	633
3	Safeway, Inc.	94
		727
	Health Care Equipment & Supplies — 0.3%
—(h)	Intuitive Surgical, Inc. (a)	98
	Health Care Providers & Services — 1.6%
9	Express Scripts, Inc. (a)	598
	Hotels, Restaurants & Leisure — 3.7%
2	Las Vegas Sands Corp. (a)	270
13	McDonald’s Corp.	784
4	MGM Mirage (a)	346
		1,400
	Insurance — 0.9%
1	Markel Corp. (a)	348
	Internet & Catalog Retail — 1.2%
5	Amazon.com, Inc. (a)	445
	Internet Software & Services — 5.6%
1	Baidu.com ADR (China) (a)	229
3	Google, Inc., Class A (a)	1,856
		2,085
	IT Services — 2.8%
6	MasterCard, Inc., Class A	1,046
	Life Sciences Tools & Services — 1.7%
11	Thermo Fisher Scientific, Inc. (a)	626
	Media — 1.3%
18	DIRECTV Group, Inc. (The) (a)	488
	Metals & Mining — 1.7%
17	Cia Vale do Rio Doce ADR (Brazil)	641
	Multiline Retail — 0.0% (g)
—(h)	Nordstrom, Inc.	12
	Oil, Gas & Consumable Fuels — 2.1%
6	Valero Energy Corp.	453
5	XTO Energy, Inc.	321
		774
	Pharmaceuticals — 2.8%
1	Allergan, Inc.	76
6	Merck & Co., Inc.	327
9	Schering-Plough Corp.	287
5	Shire plc ADR (United Kingdom)	361
		1,051

SEE NOTES TO FINANCIAL STATEMENTS.

22   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Road & Rail — 1.1%
5	Burlington Northern Santa Fe Corp.	414
	Semiconductors & Semiconductor Equipment — 3.9%
5	Lam Research Corp. (a)	258
8	MEMC Electronic Materials, Inc. (a)	559
19	NVIDIA Corp. (a)	655
		1,472
	Software — 3.2%
7	Microsoft Corp.	248
3	NAVTEQ Corp. (a)	257
22	Oracle Corp. (a)	494
2	VMware, Inc., Class A (a)	200
		1,199
	Specialty Retail — 2.7%
7	GameStop Corp., Class A (a)	406
7	Tiffany & Co.	386
8	TJX Cos., Inc.	226
		1,018
	Tobacco — 2.5%
13	Altria Group, Inc.	947
	Wireless Telecommunication Services — 3.2%
15	America Movil S.A.B. de C.V., Series L ADR (Mexico)	998
4	Crown Castle International Corp. (a)	181
		1,179
	Total Long-Term Investments (Cost $21,808)	36,851
Short-Term Investment — 0.2%
	Investment Company — 0.2%
66	JPMorgan Prime Money Market Fund, Institutional Class (b) (Cost $66)	66
	Total Investments — 98.9%
	(Cost $21,874)	36,917
	Other Assets In Excess of Liabilities — 1.1%	400
	NET ASSETS — 100.0%	$37,317

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN TAX AWARE FUNDS   23

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Long-Term Investments — 92.9%
	Municipal Bonds — 92.9%
	Arizona — 4.9%
2,500	Arizona Health Facilities Authority, Phoenix Children Hospital, Series A, Rev., FRN, 4.43%, 11/08/07	2,497
1,485	Arizona Power Authority, Crossover, Special Obligation, Series A, Rev., 5.25%, 10/01/12	1,596
	Arizona School Facilities Board, State School Trust,
10,835	Series A, Rev., AMBAC, 5.75%, 07/01/14 (p)	12,170
1,205	Series A, Rev., AMBAC, 5.75%, 07/01/14 (p)	1,353
5,475	Arizona State Transportation Board, Series A, GAN, Rev., 5.00%, 07/01/14	5,875
175	Arizona State University, Rev., AMBAC, 5.00%, 07/01/15	186
8,130	Maricopa County Unified School District No. 69-Paradise Valley, GO, FGIC, 5.20%, 07/01/16	8,932
1,845	Scottsdale Municipal Property Corp., Rev., 5.00%, 07/01/17	2,009
3,500	Surprise Municipal Property Corp., Rev., 4.70%, 04/01/14	3,435
		38,053
	Arkansas — 1.0%
7,150	City of Fayetteville, Sales & Use Tax, Series A, Rev., FSA, 4.75%, 11/01/16	7,525
	California — 15.9%
4,055	Bay Area Toll Authority, San Francisco Bay Area, Series F, Rev., 5.00%, 04/01/10	4,204
2,805	Burbank California Public Financing Authority, Golden State Redevelopment Project, Tax Allocation, Series A, FGIC, 5.00%, 12/01/17	3,014
200	California Infrastructure & Economic Development Bank, Revolving Fund, Rev., 5.00%, 10/01/14	207
	California State Department of Water & Power Resources,
5,000	Series A, Rev., 5.75%, 05/01/12 (p)	5,518
850	Series A, Rev., MBIA, 5.25%, 05/01/12	910
8,025	California State, Water Systems, Unrefunded Balance, Series J-2, Rev., 7.00%, 12/01/11	9,068
	California State Public Works Board, University Research Project,
1,000	Series E, Rev., 5.25%, 10/01/16	1,091
2,025	Series E, Rev., 5.25%, 10/01/16	2,196
3,445	Center Unified School District, Election of 1991, Series D, GO, MBIA, Zero Coupon, 08/01/17	1,355
100	City of Long Beach, Harbor, Series A, Rev., AMT, FGIC, 5.00%, 05/15/11	104
	City of Vallejo, Water Revenue,
1,690	Rev., MBIA, 5.00%, 05/01/16	1,812
1,370	Rev., MBIA, 5.00%, 05/01/16	1,452
750	El Camino Community College District, Election of 2002, Series B, GO, FGIC, 4.25%, 08/01/12	774
	Evergreen Elementary School District,
3,000	Series A, GO, FSA, 6.00%, 08/01/13	3,374
1,290	Series A, GO, FSA, 6.00%, 08/01/16	1,500
3,775	Golden State Tobacco Securitization Corp., Asset Backed, Series A-1, Rev., 4.50%, 06/01/17	3,518
2,475	Golden West Schools Financing Authority, Placentia-Yorba Linda University, Rev., AMBAC, 5.50%, 08/01/20	2,803
5,000	Long Beach Bond Finance Authority, Natural Gas, Series A, Rev., 5.25%, 11/15/21	5,166
250	Los Altos School District, GO, AMBAC, 5.00%, 08/01/16	266
	Los Angeles Department of Airports, Ontario International,
2,790	Series A, Rev., AMT, MBIA, 4.50%, 05/15/10	2,846
2,945	Series A, Rev., AMT, MBIA, 4.50%, 05/15/11	3,020
3,080	Series A, Rev., AMT, MBIA, 4.50%, 05/15/12	3,165
	Los Angeles Unified School District,
1,000	Series A-1, GO, FSA, 5.00%, 07/01/17	1,078
2,750	Series B, GO, FGIC, 4.75%, 07/01/16	2,863
5,000	Menlo Park Community Development Agency, Las Pulgas Community Development Project, Tax Allocation, AMBAC, 5.50%, 06/01/10 (p)	5,353
4,810	Oakland Redevelopment Agency, Coliseum Project, Tax Allocation, Series B, AMBAC, 5.00%, 09/01/16	5,030
1,735	San Diego Unified School District, Election of 1998, Series F-1, GO, FSA, 5.25%, 07/01/28	1,939
1,000	San Luis Obispo County Financing Authority, Nacimento Water Project, Series A, Rev., MBIA, 5.00%, 09/01/17	1,075
	Santa Monica Community College District, Election of 2007,
2,500	Series C, GO, FGIC, Zero Coupon, 08/01/11	2,185
1,500	Series C, GO, FGIC, Zero Coupon, 08/01/12	1,260
2,700	Saugus Union School District, GO, FGIC, 5.25%, 08/01/20	2,994
3,110	Simi Valley School Financing Authority, Rev., FSA, 5.00%, 08/01/17	3,360

SEE NOTES TO FINANCIAL STATEMENTS.

24   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	California — Continued
	State of California
3,775	GO, 5.00%, 02/01/14 (p)	4,088
7,500	GO, 5.00%, 02/01/17	7,701
18,945	GO, 5.13%, 02/01/14 (p)	20,648
6,045	University of California Regents Medical Center, Series A, Rev., MBIA, 4.75%, 05/15/15	6,246
		123,183
	Colorado — 1.1%
1,100	Colorado Department of Transportation, Rev., RAN, AMBAC, 6.00%, 06/15/10 (p)	1,175
1,000	Denver City & County, Airport Systems, Series B, Rev., AMT, FGIC, 5.00%, 11/15/14	1,061
5,000	Regional Transportation District, Fastracks Project, Series A, Rev., AMBAC, 5.00%, 11/01/16 (p)	5,466
1,000	Superior Metropolitan District No. 1, Rev., AMBAC, 5.00%, 12/01/15	1,059
		8,761
	Connecticut — 0.8%
	South Central Regional Water Authority, Water System Revenue,
350	Series A, Rev., MBIA, 5.25%, 08/01/19	387
1,390	Series A, Rev., MBIA, 5.25%, 08/01/20	1,537
4,000	State of Connecticut, Series B, GO, AMBAC, 5.25%, 06/01/19	4,440
		6,364
	Delaware — 0.4%
1,675	Delaware Transportation Authority, Motor Fuel Tax, Unrefunded Balance, Series B, Rev., AMBAC, 5.00%, 07/01/12	1,774
1,000	State of Delaware, Series C, GO, 5.00%, 03/01/21	1,094
		2,868
	District of Columbia — 0.2%
1,500	District of Columbia, Series B-1, Rev., FGIC, 5.00%, 02/01/16	1,563
	Florida — 5.3%
5,000	City of Gainesville, Utilities System, Series A, Rev., FSA, 5.00%, 10/01/15 (p)	5,442
3,140	Florida State Department of Environmental Protection, Florida Forever, Series A, Rev., MBIA, 5.38%, 07/01/12	3,383
3,405	Florida State Department of General Services, Facilities Pool, Series A, Rev., AMBAC, 5.00%, 09/01/14	3,654
10,000	Lee County, Airport, Series B, Rev., FSA, 5.75%, 10/01/10 (p)	10,717
110	Lee County, Capital Improvement & Transition, Rev., AMBAC, 5.00%, 10/01/13	116
5,000	Miami-Dade County, Entitlement, Rev., FGIC, 5.00%, 08/01/10	5,200
2,500	Miami-Dade County, School Board, Series A, COP, FGIC, 5.00%, 05/01/17	2,665
5,000	Miami-Dade County, Water & Sewer System, Rev., XLCA, 5.00%, 10/01/17	5,334
3,955	Palm Beach County, School Board, Series D, COP, FSA, 5.25%, 08/01/12	4,229
135	State of Florida, Department of Transportation, Right of Way, Series A, GO, 5.00%, 07/01/14	145
		40,885
	Georgia — 5.4%
500	De Kalb County, School District, Series A, GO, 6.25%, 07/01/10 (p)	536
1,025	Fulton County School District, GO, 6.38%, 05/01/12	1,144
	Gwinnett County School District,
2,500	GO, 5.00%, 02/01/11	2,617
7,500	GO, 5.00%, 02/01/13	8,000
	State of Georgia,
5,030	Series A, GO, 5.00%, 09/01/12	5,358
10,585	Series B, GO, 5.00%, 04/01/09	10,821
1,000	Series B, GO, 5.75%, 08/01/17	1,151
2,000	Series C, GO, 6.00%, 07/01/10	2,131
	State of Georgia Road and Tollway Authority, Federal Highway,
7,375	Rev., MBIA, 5.00%, 06/01/16	7,963
2,000	Rev., MBIA, 5.00%, 06/01/16	2,148
		41,869
	Hawaii — 0.8%
5,515	State of Hawaii, GO, FSA, 5.75%, 02/01/14	6,143
	Idaho — 1.4%
6,885	Idaho State, Building Authority, Capitol Project, Rev., FGIC, 5.00%, 09/01/14	7,437
3,000	University of Idaho, Rev., FSA, 4.38%, 04/01/11	3,066
		10,503
	Illinois — 1.1%
3,200	Chicago Housing Authority, Rev., 5.38%, 07/01/12 (p)	3,450

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN TAX AWARE FUNDS   25

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Illinois — Continued
140	City of Chicago, Series A, GO, FSA, 5.00%, 01/01/13	149
3,000	City of Chicago, Sales Tax, Rev., FSA, 5.00%, 01/01/15	3,186
1,160	State of Illinois, Sales Tax, Rev., 5.00%, 06/15/11	1,217
195	Will County School District No. 122, 2004-Series A, GO, FSA, 6.50%, 11/01/10 (p)	212
		8,214
	Indiana — 1.4%
1,000	Hamilton Heights School Corp., First Mortgage, Rev., FSA, 5.00%, 01/15/13	1,063
160	Indiana Bond Bank, Special Program, Series D, Rev., FSA, 5.00%, 02/01/16	169
100	Indiana State Office Building Commission, Museum Facilities, Rev., MBIA, 5.00%, 07/01/09	102
5,205	Indianapolis Local Public Improvement Bond Bank, Series 2005-E, Rev., AMBAC, 5.00%, 01/01/15	5,590
3,570	Purdue University, Student Facilities Systems, Series A, Rev., 5.25%, 07/01/20	3,928
		10,852
	Kansas — 1.8%
	Wyandotte County-Kansas City Unified Government,
8,930	Series 2004, Rev., AMBAC, 5.65%, 09/01/12	9,738
3,755	Series 2004, Rev., AMBAC, 5.65%, 09/01/14	4,221
		13,959
	Kentucky — 0.0% (g)
165	Kentucky State Property & Buildings Commission, Road Fund, Project No. 73, Rev., 5.25%, 11/01/09 (p)	171
	Maryland — 4.9%
2,665	Maryland National Capital Park & Planning Commission, Park Acquisition & Development, Series EE-2, GO, 5.00%, 01/15/14	2,867
	State of Maryland, State & Local Facilities Loan, Second Series,
10,000	Series A, GO, 5.00%, 08/01/10	10,419
8,080	Series A, GO, 5.00%, 08/01/11	8,519
6,700	Series A, GO, 5.00%, 08/01/13	7,169
8,000	Series A, GO, 5.00%, 08/01/15	8,705
		37,679
	Massachusetts — 1.6%
	Commonwealth of Massachusetts, Consolidated Lien,
4,100	Series C, GO, FGIC, 5.50%, 11/01/13	4,511
5,000	Series E, GO, AMBAC, 5.00%, 11/01/16 (p)	5,462
2,000	Commonwealth of Massachusetts, Federal Highway, Series A, Rev., GAN, MBIA-IBC 5.75%, 12/15/10	2,124
		12,097
	Michigan — 2.8%
1,000	Brandon School District, School Building & Site, GO, FSA, 5.00%, 05/01/16	1,075
	City of Detroit, Sewer Disposal, Senior Lien,
7,585	Series A, Rev., MBIA, 5.25%, 07/01/17	8,174
540	Series C, Rev., FGIC, 5.25%, 07/01/16	591
	City of Detroit, Water Supply System, Second Lien,
350	Series A, Rev., MBIA, 5.25%, 07/01/16	374
5,900	Series B, Rev., MBIA, 5.00%, 07/01/13	6,288
3,000	State of Michigan, GO, 5.50%, 12/01/13	3,297
185	State of Michigan, Clean Michigan Initiative Program, GO, 5.00%, 11/01/09	191
1,500	State of Michigan, Trunk Line Fund, Series B, Rev., FSA, 5.00%, 09/01/15	1,611
		21,601
	Minnesota — 1.6%
2,915	City of Minneapolis, Convention Center, Series B, GO, 5.00%, 04/01/12	3,091
8,650	Minnesota Public Facilities Authority, Series B, Rev., 5.00%, 03/01/13	9,229
		12,320
	Missouri — 2.4%
2,500	Missouri State Highways & Transit Commission, Series A, Rev., 5.00%, 02/01/12	2,639
	Missouri State Highways & Transit Commission, First Lien,
3,000	Series A, Rev., 5.00%, 05/01/13	3,211
7,000	Series A, Rev., 5.00%, 05/01/16	7,554
5,000	Missouri State Highways & Transit Commission, Senior Lien, Rev., 5.00%, 02/01/16	5,417
		18,821
	Nebraska — 1.5%
	Nebraska Public Power District,
250	Series B, Rev., FSA, 5.00%, 01/01/17	270

SEE NOTES TO FINANCIAL STATEMENTS.

26   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Nebraska — Continued
600	Series B, Rev., FSA, 5.00%, 01/01/17	645
2,500	Series C, Rev., FGIC, 5.00%, 01/01/16	2,680
	University of Nebraska Facilities Corp., Deferred Maintenance,
3,625	Rev., AMBAC, 5.00%, 07/15/16	3,893
3,715	Rev., AMBAC, 5.00%, 07/15/16	3,971
		11,459
	Nevada — 0.1%
1,015	Clark County Hospital, GO, MBIA, 5.00%, 03/01/15	1,075
	New Jersey — 3.5%
140	Essex County Improvement Authority, County Correctional Facilities Project, Rev., FGIC, 5.75%, 10/01/10 (p)	149
	Garden State Preservation Trust,
1,000	Series A, Rev., FSA, 5.25%, 11/01/13 (p)	1,090
6,000	Series A, Rev., FSA, 5.80%, 11/01/15	6,800
7,570	New Jersey Environmental Infrastructure Trust, Series A, Rev., 5.00%, 09/01/15	8,182
5,000	New Jersey Transportation Trust Fund Authority, Transportation System, Series C, Rev., FSA-CR, 5.50%, 06/15/13 (p)	5,487
3,000	State of New Jersey, Series N, GO, AMBAC, 5.50%, 07/15/14	3,318
2,325	Tobacco Settlement Financing Corp., Series 1A, Rev., 4.50%, 06/01/17	2,169
		27,195
	New Mexico — 1.0%
7,000	New Mexico Finance Authority, Senior Lien, Series A, Rev., MBIA, 5.25%, 06/15/14	7,591
	New York — 5.7%
	Metropolitan Transportation Authority,
6,000	Series A, Rev., AMBAC, 5.50%, 11/15/14	6,661
7,135	Series B, Rev., GO, MBIA, 5.00%, 11/15/16	7,712
2,500	New York City Municipal Water Finance Authority, Second General Resolution, Series BB, Rev., 5.00%, 06/15/16	2,691
400	New York City Transitional Finance Authority, Fiscal 2007, Series S-1, Rev., FGIC, 5.00%, 07/15/16	434
	New York State Dormitory Authority, Mental Health Services Facilities Improvement,
3,600	Series D, Rev., FSA, 5.00%, 02/15/14	3,843
2,220	Series D, Rev., FSA, 5.00%, 08/15/14	2,378
510	Series D, Rev., FSA, 5.00%, 02/15/17	545
	New York State Dormitory Authority, School Districts, Building Financing Program,
400	Series A, Rev., MBIA, 5.00%, 10/01/13	429
510	Series A, Rev., MBIA, 5.00%, 10/01/14	550
675	Series A, Rev., MBIA, 5.00%, 10/01/15	731
1,360	Series A, Rev., MBIA, 5.00%, 10/01/16	1,460
2,430	New York State Environmental Facilities Corp., Series A, Rev., 5.25%, 12/15/18	2,693
10,225	New York State Environmental Facilities Corp., New York City Municipal Project, Revolving Funds, Series C, Rev., 5.00%, 06/15/17	10,900
2,250	New York State Environmental Facilities Corp., New York City Municipal Water Financing Authority, Series A, Rev., 5.00%, 06/15/16	2,403
200	Sachem Central School District of Holbrook, GO, FGIC, 5.00%, 10/15/16	218
		43,648
	North Carolina — 0.5%
2,750	Gaston County, School, GO, FSA, 4.25%, 04/01/16	2,752
1,020	Iredell County, School Project, COP, AMBAC, 5.00%, 06/01/16	1,090
225	North Carolina Municipal Power Agency No. 1, Catawba Electric, Rev., MBIA, 6.00%, 01/01/11	242
		4,084
	Ohio — 6.1%
5,000	American Municipal Power - Ohio, Inc., Prepayment, Series A, Rev., 5.00%, 02/01/10	5,142
18,715	Buckeye Tobacco Settlement Financing Authority, Asset Backed, Series A-2, Rev., 5.13%, 06/01/17	18,036
1,390	City of Cleveland, Series A, GO, AMBAC, 5.00%, 10/01/14	1,499
1,715	City of Cleveland, Parking Facilities, Rev., FSA, 5.25%, 09/15/18	1,898
7,780	City of Columbus, Limited Tax, Series 2, GO, 5.00%, 07/01/14	8,353
2,000	City of Columbus, Various Purpose, Series D, GO, VAR, 5.00%, 12/15/11	2,116
190	Cleveland-Cuyahoga County Port Authority, Building Funding Program, Columbia National, Series D, Rev., 5.00%, 11/15/15	187
200	Franklin County Convention Facilities Authority, Tax & Lease Revenue Anticipated Bonds, Rev., AMBAC, 5.00%, 12/01/15	211

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN TAX AWARE FUNDS   27

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Ohio — Continued
200	Greater Cleveland Regional Transit Authority, Capital Improvement, Series A, GO, MBIA, 5.63%, 12/01/11 (p)	216
225	Kettering City School District, School Improvement, GO, FSA, 5.00%, 12/01/14	237
3,000	State of Ohio, Common Schools, Series B, GO, 5.00%, 03/15/14	3,192
3,260	State of Ohio, Higher Education, Series II-A, Rev., MBIA-IBC, 5.50%, 12/01/10	3,454
2,700	State of Ohio, Higher Education, Denison University 2007 Project, Rev., MBIA, 5.00%, 11/01/17	2,882
		47,423
	Oregon — 1.1%
5,000	City of Portland, Sewer Systems, Series A, Rev., FGIC, 5.75%, 08/01/10 (p)	5,300
1,500	Clackamas County, School District No. 12, GO, FSA, 5.00%, 06/15/18	1,632
1,500	Deschutes County Administrative School, District No. 1, GO, FSA, 5.00%, 06/15/11	1,576
		8,508
	Pennsylvania — 6.6%
1,000	Allegheny Valley Joint School District, Series A, GO, MBIA, 5.00%, 11/01/14	1,059
5,000	Altoona City Authority, Rev., FSA, 5.25%, 11/01/18	5,534
2,165	Central Bucks School District, GO, FGIC, 5.00%, 05/15/15	2,338
1,000	Commonwealth of Pennsylvania, First Series, GO, 5.00%, 10/01/13	1,072
9,265	County of Allegheny, Series C-57, GO, FGIC, 5.00%, 11/01/14	9,950
7,135	County of Chester, GO, 5.00%, 07/15/17	7,627
6,055	East Stroudsburg Area School District, GO, FSA, 5.00%, 09/01/17	6,452
900	Garnet Valley School District, GO, FSA, 5.00%, 04/01/17	963
1,315	Haverford Township School District, GO, FSA, 5.25%, 03/15/16	1,443
1,060	Marple Newtown School District, GO, FSA, 5.00%, 03/01/16	1,139
10,000	Pennsylvania Turnpike Commission, Series A, Rev., BAN, AMBAC, FRN, 4.00%, 10/15/08	10,044
3,000	Sayre Health Care Facilities Authority, Guthrie Health, Rev., FRN, 4.52%, 12/01/17	2,912
		50,533
	South Carolina — 0.4%
	City of Columbia, Waterworks & Sewer Systems,
1,000	Rev., 5.70%, 02/01/10	1,049
1,960	Rev., 6.00%, 02/01/10 (p)	2,067
200	Charleston County, Public Facilities Corp., COP, MBIA, 5.00%, 06/01/12	211
		3,327
	Tennessee — 1.9%
2,325	City of Memphis, General Improvement, GO, MBIA, 5.25%, 10/01/18	2,573
2,070	City of Memphis, Sewer System, Rev., FSA, 5.00%, 05/01/17 (w)	2,245
5,000	Memphis-Shelby County Sports Authority, Inc., Memphis Arena Project, Series B, Rev., AMBAC, 5.50%, 11/01/12 (p)	5,446
1,000	Metropolitan Government Nashville & Davidson County, Series A, GO, MBIA, 5.00%, 01/01/16	1,082
3,000	Tennessee Energy Acquisition Corp., Series A, Rev., 5.00%, 09/01/13	3,095
		14,441
	Texas — 4.5%
200	City of Corpus Christi, Utility Systems, Series A-1, Rev., AMBAC, 5.00%, 07/15/15	211
200	City of Dallas, Waterworks & Sewer System Improvements, Rev., FSA, 5.38%, 10/01/12	216
200	City of Laredo, International Tool Bridge, Series B, Rev., FSA, 5.00%, 10/01/13	214
4,000	City of San Antonio, Electric & Gas, Series B, Rev., 5.00%, 02/01/13	4,251
185	Collin County, Tax Refund, GO, 5.00%, 02/15/15	194
6,020	Colorado River Municipal Water District, Water System, Rev., AMBAC, 5.38%, 01/01/13	6,475
665	La Joya Independent School District, GO, PSF-GTD, 5.00%, 02/15/16	712
1,000	Lower Colorado River Authority, Transmission Services, Series A, Rev., MBIA, 5.00%, 05/15/16	1,054

SEE NOTES TO FINANCIAL STATEMENTS.

28   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Texas — Continued
	North East Independent School District, Capital Appreciation School Building,
2,500	Series A, GO, PSF-GTD, Zero Coupon, 08/01/12	2,089
1,630	Series A, GO, PSF-GTD, Zero Coupon, 08/01/13	1,307
2,730	Series A, GO, PSF-GTD, Zero Coupon, 08/01/15	1,997
110	Plano Independent School District, GO, PSF-GTD, 4.75%, 02/15/10	113
	San Jacinto Community College,
1,330	GO, AMBAC, 5.00%, 02/15/17	1,418
1,390	GO, AMBAC, 5.00%, 02/15/17	1,476
1,500	Tarrant County Cultural Education Facilities Finance Corp., Health Resources, Series A, Rev., 5.00%, 02/15/15	1,580
1,550	Texas Public Finance Authority, State Preservation Board Projects, Series B, Rev., AMBAC, 5.00%, 08/01/14	1,635
5,000	Texas State Transportation Commission, First Tier, Series A, Rev., 5.00%, 04/01/16	5,335
	Texas State University Systems,
1,000	Series A, Rev., AMBAC, 5.50%, 03/15/16	1,107
250	Series A, Rev., AMBAC, 5.50%, 03/15/16	275
2,500	University of Texas, Systems Financing, Series B, Rev., 5.25%, 08/15/17	2,753
		34,412
	Utah — 0.5%
1,680	Utah Municipal Power Agency, Electrical Systems, Series A, Rev., AMBAC, 5.00%, 07/01/16	1,815
2,110	Utah Water Finance Agency, Series A, Rev., AMBAC, 5.00%, 07/01/14	2,259
		4,074
	Vermont — 0.9%
	University of Vermont & State Agricultural College,
4,230	Rev., AMBAC, 5.00%, 10/01/17	4,520
2,355	Rev., AMBAC, 5.00%, 10/01/17	2,508
		7,028
	Virginia — 3.2%
5,000	City of Newport News, Series B, GO, 5.25%, 02/01/16	5,493
7,000	Tobacco Settlement Financing Corp., Asset Backed, Rev., 5.63%, 06/01/15 (p)	7,840
2,900	Virginia Commonwealth Transportation Board, Series A, Rev., 5.00%, 05/15/14	3,120
5,330	Virginia Public Building Authority, Series A, Rev., 5.00%, 08/01/14	5,736
2,565	Virginia Public School Authority, School Financing, 1997 Resolution, Series B, Rev., 5.25%, 08/01/17	2,836
		25,025
	Washington — 0.0% (g)
200	Energy Northwest, Project 1, Series A, Rev., MBIA, 5.25%, 07/01/13	216
	Wisconsin — 0.6%
1,000	Milwaukee County, Series A, GO, MBIA, 5.00%, 10/01/11	1,054
3,800	Wisconsin Health & Education, 4.42%, 10/01/27 (i)	3,804
		4,858
	Wyoming — 0.0% (g)
150	Wyoming State Loan & Investment Board, Capital Facilities, Rev., 5.00%, 10/01/14	157
	Total Long-Term Investments (Cost $715,596)	718,485
Short-Term Investments — 6.2%
	Municipal Bonds — 2.2%
	Connecticut — 0.6%
5,000	Connecticut State Health & Educational Facility Authority, Wesleyan University, Series D, Rev., ARS, 4.05%, 11/07/07	5,000
	Kentucky — 0.7%
5,825	Boone County, Pollution Control, Duke Energy Rev., ARS, XLCA, 3.90%, 11/02/07	5,825
	Pennsylvania — 0.2%
1,250	Pennsylvania Turnpike Commission, Oil Franchise Tax, Series C-4, Rev., ARS, MBIA, 3.85%, 12/06/07	1,250
	South Carolina — 0.7%
5,100	South Carolina Transportation Infrastructure Bank, Series B-1, Rev., ARS, XLCA, VAR, 4.00%, 12/06/07	5,100
	Total Municipal Bonds (Cost $17,175)	17,175

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN TAX AWARE FUNDS   29

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investments — Continued
	Investment Company — 4.0%
30,594	JPMorgan Tax Free Money Market Fund, Institutional Class (b) (m) (Cost $30,594)	30,594
	Total Short-Term Investments (Cost $47,769)	47,769
	Total Investments — 99.1%
	(Cost $763,365)	766,254
	Other Assets in Excess of Liabilities — 0.9%	6,769
	NET ASSETS — 100.0%	$773,023

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

30   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2007

Interest Rate Swaps

	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Barclays Bank plc (London)	2.77% at expiration	Percentage difference between the CPIU as of 90 days prior to expiration date and 194.53 at expiration date	09/02/10	$2,000	$3
Barclays Bank plc (London)	2.99% at expiration	Percentage difference between the CPIU as of 90 days prior to expiration date and 201.33 at expiration date	01/15/11	25,000	(492)
Barclays Bank plc (London)	2.82% at expiration	Percentage difference between the CPIU as of 90 days prior to expiration date and 197.26 at expiration date	02/13/11	500	(3)
Barclays Bank plc (London)	2.96% at expiration	Percentage difference between the CPIU as of 90 days prior to expiration date and 202.60 at expiration date	04/15/11	20,000	(484)
Barclays Bank plc (London)	2.97% at expiration	Percentage difference between the CPIU as of 90 days prior to expiration date and 200.54 at expiration date	06/14/11	2,000	(33)
Barclays Bank plc (London)	2.94% at expiration	Percentage difference between the CPIU as of 90 days prior to expiration date and 200.59 at expiration date	06/15/11	3,000	(45)
Barclays Bank plc (London)	2.49% at expiration	Percentage difference between the CPIU as of 90 days prior to expiration date and 208.16 at expiration date	10/12/11	50,000	119
Barclays Bank plc (London)	2.76% at expiration	Percentage difference between the CPIU as of 90 days prior to expiration date and 194.95 at expiration date	09/16/12	1,500	1
Barclays Bank plc (London)	3.00% at expiration	Percentage difference between the CPIU as of 90 days prior to expiration date and 202.60 at expiration date	01/15/13	20,000	(526)
Barclays Bank plc (London)	2.86% at expiration	Percentage difference between the CPIU as of 90 days prior to expiration date and 197.26 at expiration date	02/13/13	500	(3)
Barclays Bank plc (London)	2.95% at expiration	Percentage difference between the CPIU as of 90 days prior to expiration date and 200.54 at expiration date	06/14/13	2,000	(34)
Barclays Bank plc (London)	2.92% at expiration	Percentage difference between the CPIU as of 90 days prior to expiration date and 200.59 at expiration date	06/15/13	3,000	(46)
Barclays Bank plc (London)	2.57% at expiration	Percentage difference between the CPIU as of 90 days prior to expiration date and 203.73 at expiration date	07/15/13	25,000	(11)
Barclays Bank plc (London)	2.57% at expiration	Percentage difference between the CPIU as of 90 days prior to expiration date and 208.05 at expiration date	01/15/14	50,000	15
Barclays Bank plc (London)	2.99% at expiration	Percentage difference between the CPIU as of 90 days prior to expiration date and 201.33 at expiration date	01/15/14	25,000	(591)
Barclays Bank plc (London)	2.92% at expiration	Percentage difference between the CPIU as of 90 days prior to expiration date and 202.81 at expiration date	01/15/15	25,000	(533)
Barclays Bank plc (London)	3.01% at expiration	Percentage difference between the CPIU as of 90 days prior to expiration date and 202.60 at expiration date	01/15/15	20,000	(559)
Barclays Bank plc (London)	2.68% at expiration	Percentage difference between the CPIU as of 90 days prior to expiration date and 208.16 at expiration date	10/12/15	50,000	103
Barclays Bank plc (London)	3.00% at expiration	Percentage difference between the CPIU as of 90 days prior to expiration date and 201.33 at expiration date	01/15/16	25,000	(614)
Barclays Bank plc (London)	2.94% at expiration	Percentage difference between the CPIU as of 90 days prior to expiration date and 200.54 at expiration date	06/14/16	5,000	(83)
Barclays Bank plc (London)	2.93% at expiration	Percentage difference between the CPIU as of 90 days prior to expiration date and 200.59 at expiration date	06/15/16	3,000	(47)
Barclays Bank plc (London)	2.68% at expiration	Percentage difference between the CPIU as of 90 days prior to expiration date and 203.73 at expiration date	07/15/16	25,000	(25)
Barclays Bank plc (London)	2.72% at expiration	Percentage difference between the CPIU as of 90 days prior to expiration date and 208.05 at expiration date	01/15/17	$50,000	$(112)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN TAX AWARE FUNDS   31

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007 (continued)

(Amounts in thousands)

	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Barclays Bank plc (London)	2.82% at expiration	Percentage difference between the CPIU as of 90 days prior to expiration date and 208.16 at expiration date	10/12/19	50,000	9
BNP Paribas Bank	2.71% at expiration	Percentage difference between the CPIU as of 90 days prior to expiration date and 203.98 at expiration date	05/09/14	50,000	224
Wachovia Bank, N.A.	2.89% at expiration	Percentage difference between the CPIU as of 90 days prior to expiration date and 202.81 at expiration date	08/25/11	25,000	(440)
Wachovia Bank, N.A.	2.90% at expiration	Percentage difference between the CPIU as of 90 days prior to expiration date and 202.81 at expiration date	08/25/13	25,000	(471)
					$(4,678)

Spread Lock Swaps

SWAP COUNTERPARTY	REFERENCED OBLIGATION	SPREAD LOCK	EXPIRATION DATE	NOTIONAL AMOUNT	VALUE
Barclays Bank plc (London) (a)	U.S. Treasury Note, 3.63%, 05/15/2013	0.68845%	02/11/08	$100,000	$(127)
Barclays Bank plc (London) (a)	U.S. Treasury Note, 4.13%, 05/15/2015	0.64883%	02/11/08	100,000	(102)
Barclays Bank plc (London) (a)	U.S. Treasury Note, 5.13%, 05/15/2016	0.65363%	02/11/08	75,000	61
					$(168)

(a)	Fund pays the excess of the spread lock over the rate spread or receives the excess of the rate spread over the spread lock.

SEE NOTES TO FINANCIAL STATEMENTS.

32   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2007

JPMorgan Tax Aware Short-Intermediate Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Long-Term Investments — 98.5%
	Collateralized Mortgage Obligations — 0.8%
	Non-Agency CMO — 0.8%
1,843	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 5A1, VAR, 4.97%, 06/25/34	1,836
269	Wells Fargo Mortgage Backed Securities Trust, Series 2004-S, Class A3, FRN, 3.54%, 09/25/34	269
	Total Collateralized Mortgage Obligations (Cost $2,133)	2,105
	Corporate Bonds — 4.2%
	Commercial Banks — 0.5%
1,400	Deutsche Bank Capital Funding Trust I, 7.87%, 06/30/09 (e) (x)	1,455
	Diversified Financial Services — 3.7%
3,550	BNP U.S. Funding LLC,	3,560
	7.74%, 12/05/07 (e) (x)
1,300	Mizuho JGB Investment LLC, 9.87%, 06/30/08 (e) (x)	1,338
4,950	Natexis Ambs Co. LLC, 8.44%, 06/30/08 (e) (x)	5,055
		9,953
	Total Corporate Bonds (Cost $12,820)	11,408
	Foreign Government Securities — 0.5%
1,350	National Agricultural Cooperative Federation (South Korea), VAR, 5.75%, 06/18/19 (Cost $1,405)	1,368
	Municipal Bonds — 93.0%
	Alabama — 2.9%
5,000	Alabama State Dock Authority, Series B, Rev., MBIA, 5.00%, 10/01/10	5,210
2,570	Huntsville Madison County Airport Authority, Rev., FSA, 5.00%, 07/01/14	2,716
		7,926
	Arizona — 1.0%
2,600	Arizona Health Facilities Authority, Phoenix Childrens’ Hospital, Series A, Rev., FRN, 4.26%, 11/08/07	2,597
	California — 1.2%
2,320	Golden State Tobacco Securitization Corp., Enhanced Asset Backed, Series A-1, Rev., 4.50%, 06/01/17	2,162
1,110	Long Beach Bond Finance Authority, Series A, Rev., 5.00%, 11/15/09	1,135
		3,297
	Colorado — 2.9%
2,500	Colorado Health Facilities Authority, Evangelical Lutheran, Series B, Rev., VAR, 3.75%, 06/01/09	2,486
5,000	Regional Transportation District, Series B, Rev., AMBAC, 5.50%, 11/01/12 (p)	5,445
		7,931
	Delaware — 3.1%
5,000	Delaware Transportation Authority, Motor Fuel Tax Revenue, Series B, Rev., AMBAC, 5.25%, 07/01/12	5,365
3,000	New Castle County, GO, 5.00%, 10/01/12	3,196
		8,561
	District of Columbia — 2.2%
5,775	Washington Metropolitan Area Transit Authority, Rev., MBIA, 5.00%, 01/01/12	6,090
	Florida — 9.2%
5,000	Citizens Property Insurance Corp., High Risk Account, Series A, Rev., MBIA, 5.00%, 03/01/12	5,272
2,000	Florida Housing Finance Corp., Heritage Villas, Series F, Rev., 4.00%, 10/01/10	1,998
10,000	Florida Hurricane Catastrophe Fund, Series A, Rev., 5.00%, 07/01/11	10,463
2,000	Highlands County Health Facilities Authority, Adventist Health Hospital, Series I, Rev., VAR, 5.00%, 11/16/09	2,039
1,785	Miami-Dade County, Capital Asset Acquisition, Series A, Rev., AMBAC, 5.00%, 04/01/14	1,910
3,250	Miami-Dade County Educational Facilities Authority, University of Miami, Series B, Rev., 5.00%, 04/01/12	3,423
		25,105
	Georgia — 0.6%
1,680	Fulco Hospital Authority, Health System, Catholic Health East, Series A, Rev., MBIA, 5.50%, 11/15/08	1,715
	Illinois — 2.9%
2,890	City of Chicago, Pilsen Redevelopment, Tax Allocation, Series A, AMBAC, 4.35%, 06/01/13	2,852
3,790	McLean & Woodford Counties Community Unit School District No. 5, GO, FSA, 6.38%, 12/01/11 (p)	4,197
800	State of Illinois, GO, FGIC, 5.13%, 12/03/07	801
		7,850

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN TAX AWARE FUNDS   33

JPMorgan Tax Aware Short-Intermediate Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Kansas — 1.9%
3,500	Sedgwick County Unified School District No. 259, GO, MBIA, 5.50%, 09/01/10	3,675
1,500	Wyandotte County-Kansas City Unified Government, Sales Tax, 1st Lien, Series C, Rev., LOC: Citibank, N.A., 3.85%, 12/01/13	1,500
		5,175
	Kentucky — 0.1%
220	City of Owensboro, Electric Light & Power, Rev., 6.85%, 01/01/08 (p)	221
	Louisiana — 0.2%
510	Louisiana Public Facilities Authority, Ochsner Clinic Foundation Project, Series B, Rev., 5.00%, 05/15/11	523
	Maryland — 2.3%
5,695	Prince George’s County, Public Improvement, GO, 5.50%, 10/01/13	6,275
	Massachusetts — 5.4%
	Commonwealth of Massachusetts, Federal Highway,
5,000	Series A, Rev., GAN, 5.75%, 12/15/10	5,311
6,000	Series A, Rev., GAN, 5.75%, 12/15/10	6,374
3,000	Massachusetts State Turnpike Authority, Series A, Rev., MBIA, 5.00%, 12/03/07	3,048
		14,733
	Michigan — 5.4%
10,935	Detroit Michigan Sewer Disposal, Rev., VAR, FSA, 4.11%, 01/02/08 (f)(u)	10,520
1,000	Michigan Higher Education Student Loan Authority, Student Loans, Series XVII-I, Rev., AMBAC, 3.30%, 03/01/09	992
2,825	Wayne County Airport Authority, Rev., FGIC, 5.00%, 12/01/14 (w)	3,030
		14,542
	Missouri — 2.4%
6,175	Kansas City, Streetlight Project, Series A, GO, MBIA, 5.00%, 02/01/13	6,587
	Nevada — 4.1%
5,625	Clark County, Airport Systems, Junior Sublien Notes, Series B-1, Rev., AMT, 5.00%, 07/01/08	5,672
5,000	Clark County School District, GO, FSA, 5.50%, 06/15/13	5,467
		11,139
	New Jersey — 12.2%
10,000	New Jersey Economic Development Authority, Cigarette Tax, Rev., FGIC, 5.00%, 06/15/13	10,639
5,095	New Jersey Economic Development Authority, School Facilities Construction, Series L, Rev., FSA, 5.25%, 03/01/15	5,571
775	New Jersey State Educational Facilities Authority, Stevens Institutional Technology, Series A, Rev., 5.00%, 07/01/13	800
	New Jersey Transportation Trust Fund Authority,
10,015	Series B, Rev., MBIA, 5.25%, 12/15/13	10,870
5,000	Series B, Rev., MBIA, 6.00%, 12/15/11 (p)	5,476
		33,356
	New York — 4.8%
2,000	Nassau Health Care Corp., Series B, Rev., FSA CNTY GTD, 5.00%, 08/01/10	2,078
5,000	New York City, Series G, GO, MBIA, 5.00%, 02/01/08	5,068
2,425	New York State Dormitory Authority, Albany Hospital Mortgage, Series A-1, Rev., FSA/FHA, 5.00%, 02/15/09	2,472
2,530	New York State Dormitory Authority, Department of Health, Series 2, Rev., 5.00%, 07/01/09	2,591
845	New York State Dormitory Authority, Montefiore Hospital Mortgage, Rev., FGIC, FHA, 5.00%, 02/01/10	872
		13,081
	North Carolina — 0.7%
1,850	State of North Carolina, Series A, GO, 5.00%, 06/01/15	2,009
	Ohio — 2.1%
4,500	Buckeye Tobacco Settlement Financing Authority, Series A-2, Rev., 5.13%, 06/01/17	4,337
1,400	Portage County, GO, MBIA, 5.10%, 12/01/07 (p)	1,430
		5,767
	Pennsylvania — 10.3%
5,390	Commonwealth of Pennsylvania, GO, MBIA, 5.25%, 02/01/12	5,752
10,000	Harrisburg Authority Resource Recovery Improvements, Series D-2, Rev., FSA GTD, VAR, 5.00%, 12/01/13	10,618
2,775	Lancaster County Solid Waste Management Authority, Rev., MBIA, 5.00%, 12/15/14	2,979

SEE NOTES TO FINANCIAL STATEMENTS.

34   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Pennsylvania — Continued
3,000	Luzerne County IDA, Pennsylvania-American Water Co., Series A, Rev., AMBAC, VAR, 3.60%, 12/01/09	2,974
1,875	Pennsylvania Higher Educational Facilities Authority, Lasalle University, Series A, Rev., 5.00%, 05/01/11	1,925
	Pennsylvania Turnpike Commission,
1,000	Rev., AMBAC, 5.00%, 07/15/09 (p)	1,026
2,700	Series A, Rev., BAN, AMBAC, 4.00%, 10/15/08	2,712
		27,986
	South Carolina — 1.9%
5,000	State of South Carolina, School Facilities, Series A, GO, 5.00%, 01/01/11	5,230
	Tennessee — 5.1%
1,000	Clarksville Natural Gas Acquisition Corp., Rev., 5.00%, 12/15/07	1,001
5,000	Shelby County Health Educational & Housing Facilities Board, Floating Baptist Memorial Healthcare, Series A, Rev., VAR, 5.00%, 10/01/08	5,042
7,500	State of Tennessee, Series A, GO, 5.00%, 10/01/11 (w)	7,917
		13,960
	Texas — 5.2%
5,000	Dallas-Fort Worth International Airport Facilities Improvement Corp., Series A, Rev., XLCA, 5.00%, 11/01/09	5,114
485	San Leanna Educational Facilities Corp., Higher Education, Saint Edwards University Project, Rev., 4.50%, 06/01/12	488
7,150	State of Texas, Public Finance Authority, GO, 5.25%, 04/01/08	7,200
1,500	Texas Municipal Gas Acquisition & Supply Corp., Senior Lien, Series B, Rev., FRN, 4.15%, 11/01/07	1,478
		14,280
	Virginia — 0.9%
2,610	Peninsula Ports Authority, Dominion Term Association Project, Rev., VAR, 3.30%, 09/30/08	2,595
	Washington — 2.0%
5,000	Energy Northwest Project, Series 3-A, Rev., AMBAC, 5.00%, 07/01/13	5,332
	Total Municipal Bonds (Cost $254,601)	253,863
	Total Long-Term Investments (Cost $270,959)	268,744
Short-Term Investments — 7.3%
	Municipal Bonds — 3.7%
	Connecticut — 0.4%
1,000	Connecticut State Health & Educational Facility Authority, Saviors-Wesleyan University, Series E, Rev., ARS, 3.66%, 11/28/07	1,000
	Missouri — 1.1%
3,000	County of Jackson, Chevron USA Inc. Project, Rev., VRDO, 3.57%, 11/01/07	3,000
	Tennessee — 1.4%
	Sevier County Public Building Authority, Local Government Public Improvement,
1,000	Series D-1, Rev., VRDO, AMBAC, 3.47%, 11/01/07	1,000
2,930	Series E-1, Rev., VRDO, AMBAC, 3.62%, 11/01/07	2,930
		3,930
	Utah — 0.4%
1,000	Intermountain Power Agency, Series B, Rev., VRDO, FGIC, 3.30%, 11/01/07	1,000
	Washington — 0.4%
1,250	Washington Health Care Facilities Authority, Kadlec Medical Center, Series B, Rev., ARS, 4.10%, 11/01/07	1,250
	Total Municipal Bonds (Cost $10,180)	10,180

SHARES	SECURITY DESCRIPTION	VALUE ($)
	Investment Company — 3.6%
9,806	JPMorgan Tax Free Money Market Fund, Institutional Class (b) (m) (Cost $9,806)	9,806
	Total Short-Term Investments (Cost $19,986)	19,986
	Total Investments — 105.8%
	(Cost $290,945)	288,730
	Liabilities in Excess of Other Assets — (5.8)%	(15,858)
	NET ASSETS — 100.0%	$272,872

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN TAX AWARE FUNDS   35

JPMorgan Tax Aware U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.9%
	Common Stocks — 98.9%
	Aerospace & Defense — 4.0%
31	Boeing Co.	3,033
54	Raytheon Co.	3,437
70	United Technologies Corp.	5,330
		11,800
	Auto Components — 1.7%
119	Johnson Controls, Inc.	5,194
	Beverages — 1.4%
38	Coca-Cola Co. (The)	2,329
34	Molson Coors Brewing Co., Class B	1,948
		4,277
	Biotechnology — 0.9%
46	Amgen, Inc. (a)	2,646
	Capital Markets — 2.4%
71	Morgan Stanley	4,757
119	TD AMERITRADE Holding Corp. (a)	2,280
		7,037
	Chemicals — 1.9%
36	Praxair, Inc.	3,107
49	Rohm & Haas Co.	2,547
		5,654
	Commercial Banks — 2.3%
71	Wachovia Corp.	3,261
106	Wells Fargo & Co.	3,609
		6,870
	Communications Equipment — 5.3%
274	Cisco Systems, Inc. (a)	9,061
185	Corning, Inc.	4,494
53	QUALCOMM, Inc.	2,259
		15,814
	Computers & Peripherals — 6.8%
14	Apple, Inc. (a)	2,657
168	Dell, Inc. (a)	5,149
127	Hewlett-Packard Co.	6,558
51	International Business Machines Corp.	5,938
		20,302
	Construction Materials — 0.8%
82	Cemex S.A.B. de C.V. ADR (Mexico) (a)	2,506
	Consumer Finance — 2.1%
60	American Express Co.	3,677
40	Capital One Financial Corp.	2,653
		6,330
	Diversified Financial Services — 4.9%
141	Bank of America Corp.	6,814
182	Citigroup, Inc.	7,634
		14,448
	Diversified Telecommunication Services — 2.8%
63	AT&T, Inc.	2,633
123	Verizon Communications, Inc.	5,688
		8,321
	Electric Utilities — 2.4%
63	American Electric Power Co., Inc.	3,018
69	Edison International	4,027
		7,045
	Electronic Equipment & Instruments — 0.2%
19	Tyco Electronics Ltd. (Bermuda)	691
	Energy Equipment & Services — 2.2%
37	Baker Hughes, Inc.	3,235
35	Schlumberger Ltd.	3,404
		6,639
	Food & Staples Retailing — 4.9%
54	CVS/Caremark Corp.	2,245
156	Safeway, Inc.	5,317
153	Wal-Mart Stores, Inc.	6,931
		14,493
	Food Products — 0.7%
59	Kraft Foods, Inc., Class A	1,966
	Health Care Equipment & Supplies — 0.5%
26	Baxter International, Inc.	1,569
	Health Care Providers & Services — 2.7%
78	Cardinal Health, Inc.	5,313
34	WellPoint, Inc. (a)	2,712
		8,025
	Hotels, Restaurants & Leisure — 3.2%
93	McDonald’s Corp.	5,534
47	Royal Caribbean Cruises Ltd.	2,004
64	Wyndham Worldwide Corp.	2,108
		9,646
	Household Products — 1.6%
67	Procter & Gamble Co.	4,660
	Industrial Conglomerates — 2.3%
150	General Electric Co.	6,168
20	Tyco International Ltd. (Bermuda)	818
		6,986

SEE NOTES TO FINANCIAL STATEMENTS.

36   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Insurance — 3.3%
38	Allstate Corp. (The)	1,994
27	AMBAC Financial Group, Inc.	1,005
32	Hartford Financial Services Group, Inc.	3,135
9	MBIA, Inc.	387
65	Travelers Cos., Inc. (The)	3,390
		9,911
	Internet Software & Services — 2.6%
6	Google, Inc., Class A (a)	4,454
105	Yahoo!, Inc. (a)	3,255
		7,709
	Machinery — 1.7%
33	Caterpillar, Inc.	2,462
55	Dover Corp.	2,539
		5,001
	Media — 3.9%
238	Comcast Corp., Special Class A (a)	4,977
307	News Corp., Class A	6,646
		11,623
	Multiline Retail — 0.6%
32	J.C. Penney Co., Inc.	1,802
	Oil, Gas & Consumable Fuels — 8.7%
45	Chevron Corp.	4,120
24	Devon Energy Corp.	2,232
221	El Paso Corp.	3,910
96	Exxon Mobil Corp.	8,867
28	Marathon Oil Corp.	1,649
74	Occidental Petroleum Corp.	5,138
		25,916
	Pharmaceuticals — 8.4%
84	Abbott Laboratories	4,572
24	Johnson & Johnson	1,596
126	Merck & Co., Inc.	7,332
232	Pfizer, Inc.	5,722
166	Schering-Plough Corp.	5,063
21	Sepracor, Inc. (a)	589
		24,874
	Road & Rail — 2.1%
118	Norfolk Southern Corp.	6,119
	Semiconductors & Semiconductor Equipment — 1.5%
58	Texas Instruments, Inc.	1,891
100	Xilinx, Inc.	2,440
		4,331
	Software — 4.3%
295	Microsoft Corp.	10,860
82	Oracle Corp. (a)	1,819
		12,679
	Thrifts & Mortgage Finance — 1.1%
62	Freddie Mac	3,243
	Tobacco — 2.7%
110	Altria Group, Inc.	8,054
	Total Common Stocks (Cost $218,829)	294,181
Short-Term Investment — 0.7%
	Investment Company — 0.7%
1,927	JPMorgan Prime Money Market Fund, Institutional Class (b) (Cost $1,927)	1,927
	Total Investments — 99.6%
	(Cost $220,756)	296,108
	Other Assets in Excess of Liabilities — 0.4%	1,218
	NET ASSETS — 100.0%	$297,326

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN TAX AWARE FUNDS   37

JPMorgan Tax Aware Funds

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007 (continued)

ABBREVIATIONS:

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(e)—	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)—	Fair Valued Investment. The following are approximately the market value and percentage of the investments based on net assets that are fair valued (amounts in thousands)

Fund	Market Value	Percentage
Tax Aware Short-Intermediate Income Fund	$10,520	3.9%
Tax Aware Enhanced Income Fund	2,184	1.5

(g)—	Amount rounds to less than 0.1%.

(h)—	Amount rounds to less than one thousand.

(i)—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, delayed delivery securities, and reverse repurchase agreements.

(p)—	Security is prerefunded or escrowed to maturity.

(r)—	Rates shown are per annum and payments are as described.

(t)—	The date shown represents the earliest of the next reset date, next call date, prerefunded date, next put date or final maturity date.

(u)—	Security represents underlying bonds transferred to a separate trust established in a tender option bond transaction in which the Fund acquired the residual interest certificates. These securities serve as collateral in financing transactions (see Note 2K).

(w)—	When-issued security.

(x)—	Security is perpetual and, thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown reflects the next call date. The coupon rate shown is the rate in effect as of October 31, 2007.

ADR—	American Depositary Receipt

AMBAC—	American Municipal Bond Assurance Corp.

AMT—	Alternative Minimum Tax

ARS—	Auction Rate Security. The interest rate shown is the rate in effect as of October 31, 2007.

BAN—	Bond Anticipation Note

CIFG—	CDC IXIS Financial Guarantee

CMO—	Collateralized Mortgage Obligation

CNTY—	County

COP—	Certificates of Participation

CPIU—	Consumer Price Index for Urban Consumers

CR—	Custodial Receipts

EDA—	Economic Development Authority

FGIC—	Financial Guaranty Insurance Co.

FHA—	Federal Housing Administration

FNMA—	Federal National Mortgage Association

FRN—	Floating Rate Note. The interest rate shown is the rate in effect as of October 31, 2007.

FSA—	Financial Security Assurance

GAN—	Grant Anticipation Note

GNMA—	Government National Mortgage Association

GO—	General Obligation

GTD—	Guaranteed

IBC—	Insured Bond Certificates

IDA—	Industrial Development Authority

LIQ—	Liquidity Agreement

LOC—	Letter of Credit

MBIA—	Municipal Bond Insurance Association

PSF—	Permanent School Fund

RADIAN—	Radian Asset Assurance

RAN—	Revenue Anticipation Note

REMICS—	Real Estate Mortgage Investment Conduits

Rev.—	Revenue Bond

TRAN—	Tax & Revenue Anticipation Note

VAR—	Variable Rate Note. The interest rate shown is the rate in effect as of October 31, 2007.

VRDO—	Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of October 31, 2007.

XLCA—	XL Capital Assurance

SEE NOTES TO FINANCIAL STATEMENTS.

38   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2007

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2007        JPMORGAN TAX AWARE FUNDS   39

STATEMENTS OF ASSETS AND LIABILITIES
AS OF OCTOBER 31, 2007

(Amounts in thousands, except per share amounts)

	Tax Aware Disciplined Equity Fund	Tax Aware Enhanced Income Fund		Tax Aware Large Cap Growth Fund
ASSETS:
Investments in non-affiliates, at value	$718,995	$149,108		$36,851
Investments in affiliates, at value	4,336	1,496		66
Total investment securities, at value	723,331	150,604		36,917
Receivables:
Investment securities sold	2,077	2,006		1,320
Fund shares sold	328	—	(a)	—
Interest and dividends	871	1,020		12
Total Assets	726,607	153,630		38,249

LIABILITIES:
Payables:
Dividends	—	213		—
Investment securities purchased	2,090	—		845
Fund shares redeemed	128	4,024		—
Accrued liabilities:
Investment advisory fees	216	15		4
Administration fees	39	11		2
Shareholder servicing fees	62	8		8
Distribution fees	—	—	(a)	—
Custodian and accounting fees	12	8		10
Trustees’ and Chief Compliance Officer’s fees	1	5		20
Other	79	77		43
Total Liabilities	2,627	4,361		932
Net Assets	$723,980	$149,269		$37,317

SEE NOTES TO FINANCIAL STATEMENTS.

40   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2007

	Tax Aware Disciplined Equity Fund	Tax Aware Enhanced Income Fund	Tax Aware Large Cap Growth Fund
NET ASSETS:
Paid in capital	$662,076	$174,603	$123,519
Accumulated undistributed (distributions in excess of) net investment income	682	11	(23)
Accumulated net realized gains (losses)	(104,534)	(25,273)	(101,222)
Net unrealized appreciation (depreciation)	165,756	(72)	15,043
Total Net Assets	$723,980	$149,269	$37,317

Net Assets:
Class A	$—	$380	$—
Select Class	—	35,881	37,317
Institutional Class	723,980	113,008	—
Total	$723,980	$149,269	$37,317

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	—	38	—
Select Class	—	3,600	1,679
Institutional Class	34,771	11,351	—

Net Asset Value:
Class A — Redemption price per share	$—	$9.97	$—
Select Class — Offering and redemption price per share	—	9.97	22.22
Institutional Class — Offering and redemption price per share	20.82	9.96	—
Class A maximum sales charge	—	2.25%	—
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$—	$10.20	$—

Cost of investments	$557,575	$150,676	$21,874

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN TAX AWARE FUNDS   41

STATEMENTS OF ASSETS AND LIABILITIES
AS OF OCTOBER 31, 2007 (continued)

(Amounts in thousands, except per share amounts)

	Tax Aware Real Return Fund		Tax Aware Short-Intermediate Income Fund	Tax Aware U.S. Equity Fund
ASSETS:
Investments in non-affiliates, at value	$735,660		$278,924	$294,181
Investments in affiliates, at value	30,594		9,806	1,927
Total investment securities, at value	766,254		288,730	296,108
Cash	—		7,760	—
Receivables:
Investment securities sold	—		—	4,154
Fund shares sold	3,262		136	49
Interest and dividends	10,198		3,768	227
Outstanding swap contracts, at value	535		—	—
Total Assets	780,249		300,394	300,538

LIABILITIES:
Payables:
Dividends	1,162		571	—
Interest payable on floating rate notes	—		26	—
Investment securities purchased	—		19,303	2,850
Floating rate notes payable	—		7,304	—
Fund shares redeemed	231		129	57
Outstanding swap contracts, at value	5,381		—	—
Accrued liabilities:
Investment advisory fees	163		58	115
Administration fees	55		14	20
Shareholder servicing fees	137		35	54
Distribution fees	2		—	4
Custodian and accounting fees	13		7	16
Trustees’ and Chief Compliance Officer’s fees	—	(b)	3	7
Other	82		72	89
Total Liabilities	7,226		27,522	3,212
Net Assets	$773,023		$272,872	$297,326

SEE NOTES TO FINANCIAL STATEMENTS.

42   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2007

	Tax Aware Real Return Fund	Tax Aware Short-Intermediate Income Fund	Tax Aware U.S. Equity Fund
NET ASSETS:
Paid in capital	$778,090	$298,527	$192,688
Accumulated undistributed (distributions in excess of) net investment income	25	(22)	24
Accumulated net realized gains (losses)	(3,135)	(23,418)	29,262
Net unrealized appreciation (depreciation)	(1,957)	(2,215)	75,352
Total Net Assets	$773,023	$272,872	$297,326

Net Assets:
Class A	$6,447	$—	$7,747
Class B	—	—	2,169
Class C	1,477	—	765
Select Class	551,307	218,309	227,477
Institutional Class	213,792	54,563	59,168
Total	$773,023	$272,872	$297,326
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	651	—	365
Class B	—	—	103
Class C	149	—	36
Select Class	55,618	22,437	10,687
Institutional Class	21,553	5,607	4,007

Net Asset Value:
Class A — Redemption price per share	$9.91	$—	$21.24
Class B — Offering price per share (a)	—	—	21.03
Class C — Offering price per share (a)	9.90	—	20.97
Select Class — Offering and redemption price per share	9.91	9.73	21.29
Institutional Class — Offering and redemption price per share	9.92	9.73	14.77
Class A maximum sales charge	3.75%	—	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$10.30	$—	$22.42

Cost of investments	$763,365	$290,945	$220,756

(a)	Redemption price for Class B and Class C Shares varies based on the length of time the shares were held.

(b)	Amount is less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN TAX AWARE FUNDS   43

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2007

(Amounts in thousands)

	Tax Aware Disciplined Equity Fund		Tax Aware Enhanced Income Fund	Tax Aware Large Cap Growth Fund
INVESTMENT INCOME:
Interest income	$—	(b)	$4,410	$1
Dividend income	13,393		203	365
Dividend income from affiliates (a)	237		331	8
Foreign taxes withheld	—		—	—	(b)
Total investment income	13,630		4,944	374

EXPENSES:
Investment advisory fees	2,434		303	164
Administration fees	691		120	41
Distribution fees — Class A	—		4	—
Shareholder servicing fees
Class A	—		4	—
Select Class	—		107	102
Institutional Class	695		77	—
Custodian and accounting fees	38		10	35
Professional fees	61		25	51
Trustees’ and Chief Compliance Officer’s fees	8		1	4
Printing and mailing costs	40		7	5
Registration and filing fees	24		35	15
Transfer agent fees	77		23	10
Interest expense	—	(b)	2	5
Other	15		3	—
Total expenses	4,083		721	432
Less amounts waived	(257)		(299)	(79)
Less earnings credits	(1)		(2)	—	(b)
Net expenses	3,825		420	353
Net investment income (loss)	9,805		4,524	21

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments	13,423		105	10,189
Change in net unrealized appreciation/depreciation of investments	63,499		(246)	(298)
Net realized/unrealized gains (losses)	76,922		(141)	9,891
Change in net assets resulting from operations	$86,727		$4,383	$9,912

(a)	Includes reimbursement of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

44   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2007

	Tax Aware Real Return Fund	Tax Aware Short-Intermediate Income Fund	Tax Aware U.S. Equity Fund
INVESTMENT INCOME:
Interest income	$24,015	$11,115	$—
Dividend income	—	264	6,445
Dividend income from affiliates (a)	1,124	287	114
Total investment income	25,139	11,666	6,559

EXPENSES:
Investment advisory fees	2,180	714	1,558
Administration fees	618	284	344
Distribution fees
Class A	6	—	21
Class B	—	—	17
Class C	5	—	5
Shareholder servicing fees
Class A	6	—	21
Class B	—	—	6
Class C	2	—	2
Select Class	1,154	577	658
Institutional Class	158	55	72
Custodian and accounting fees	28	13	36
Professional fees	66	57	57
Trustees’ and Chief Compliance Officer’s fees	7	3	3
Printing and mailing costs	27	25	45
Registration and filing fees	61	32	60
Transfer agent fees	104	31	74
Imputed interest expense on floating rate notes	—	106	—
Interest expense	—	2	2
Other	15	7	10
Total expenses	4,437	1,906	2,991
Less amounts waived	(606)	(304)	(136)
Less earnings credits	(8)	(5)	— (b)
Net expenses	3,823	1,597	2,855
Net investment income (loss)	21,316	10,069	3,704

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments	(3,118)	(1,845)	45,958
Change in net unrealized appreciation/depreciation of:
Investments	(2,281)	824	(10,060)
Swaps	962	—	—
Change in net unrealized appreciation (depreciation)	(1,319)	824	(10,060)
Net realized/unrealized gains (losses)	(4,437)	(1,021)	35,898
Change in net assets resulting from operations	$16,879	$9,048	$39,602

(a)	Includes reimbursement of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN TAX AWARE FUNDS   45

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Tax Aware Disciplined Equity Fund		Tax Aware Enhanced Income Fund
	Year Ended 10/31/2007	Year Ended 10/31/2006	Year Ended 10/31/2007	Year Ended 10/31/2006
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$9,805	$6,875	$4,524	$4,746
Net realized gain (loss)	13,423	5,893	105	(232)
Change in net unrealized appreciation (depreciation)	63,499	70,093	(246)	307
Change in net assets resulting from operations	86,727	82,861	4,383	4,821

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(48)	(151)
Select Class
From net investment income	—	—	(1,511)	(2,062)
Institutional Class
From net investment income	(9,520)	(6,795)	(2,975)	(2,279)
Total distributions to shareholders	(9,520)	(6,795)	(4,534)	(4,492)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	25,265	168,563	40,143	(91,075)

NET ASSETS:
Change in net assets	102,472	244,629	39,992	(90,746)
Beginning of period	621,508	376,879	109,277	200,023
End of period	$723,980	$621,508	$149,269	$109,277
Accumulated undistributed (distributions in excess of) net investment income	$682	$556	$11	$24

SEE NOTES TO FINANCIAL STATEMENTS.

46   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2007

	Tax Aware Large Cap Growth Fund		Tax Aware Real Return Fund
	Year Ended 10/31/2007	Year Ended 10/31/2006	Year Ended 10/31/2007	Year Ended 10/31/2006
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$21	$69	$21,316	$3,459
Net realized gain (loss)	10,189	16,259	(3,118)	(16)
Change in net unrealized appreciation (depreciation)	(298)	(10,581)	(1,319)	(612)
Change in net assets resulting from operations	9,912	5,747	16,879	2,831

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(84)	(19)
Class C
From net investment income	—	—	(19)	(12)
Select Class
From net investment income	(51)	(91)	(15,384)	(3,077)
Institutional Class
From net investment income	—	—	(5,820)	(339)
Total distributions to shareholders	(51)	(91)	(21,307)	(3,447)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(22,120)	(94,446)	339,815	433,123

NET ASSETS:
Change in net assets	(12,259)	(88,790)	335,387	432,507
Beginning of period	49,576	138,366	437,636	5,129
End of period	$37,317	$49,576	$773,023	$437,636
Accumulated undistributed (distributions in excess of) net investment income	$(23)	$(22)	$25	$16

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN TAX AWARE FUNDS   47

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Tax Aware Short-Intermediate Income Fund		Tax Aware U.S. Equity Fund
	Year Ended 10/31/2007	Year Ended 10/31/2006	Year Ended 10/31/2007	Year Ended 10/31/2006
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$10,069	$15,348	$3,704	$6,931
Net realized gain (loss)	(1,845)	(10,044)	45,958	96,604
Change in net unrealized appreciation (depreciation)	824	9,066	(10,060)	(14,863)
Change in net assets resulting from operations	9,048	14,370	39,602	88,672

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(54)	(66)
Class B
From net investment income	—	—	(5)	(11)
Class C
From net investment income	—	—	(2)	(3)
Select Class
From net investment income	(8,062)	(12,041)	(2,506)	(5,546)
Institutional Class
From net investment income	(2,011)	(2,728)	(1,145)	(1,993)
Total distributions to shareholders	(10,073)	(14,769)	(3,712)	(7,619)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(48,832)	(370,936)	(113,088)	(552,309)

NET ASSETS:
Change in net assets	(49,857)	(371,335)	(77,198)	(471,256)
Beginning of period	322,729	694,064	374,524	845,780
End of period	$272,872	$322,729	$297,326	$374,524
Accumulated undistributed (distributions in excess of) net investment income	$(22)	$(9)	$24	$32

SEE NOTES TO FINANCIAL STATEMENTS.

48   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2007

	Tax Aware Disciplined Equity Fund		Tax Aware Enhanced Income Fund
	Year Ended 10/31/2007	Year Ended 10/31/2006	Year Ended 10/31/2007	Year Ended 10/31/2006
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$—	$70	$268
Dividends reinvested	—	—	42	132
Cost of shares redeemed	—	—	(3,427)	(4,199)
Change in net assets from Class A capital transactions	$—	$—	$(3,315)	$(3,799)

Select Class
Proceeds from shares issued	$—	$—	$13,452	$8,184
Dividends reinvested	—	—	562	609
Cost of shares redeemed	—	—	(25,928)	(65,843)
Change in net assets from Select Class capital transactions	$—	$—	$(11,914)	$(57,050)

Institutional Class
Proceeds from shares issued	$179,746	$357,795	$106,217	$8,143
Dividends reinvested	2,385	2,394	2,276	1,981
Cost of shares redeemed	(156,866)	(175,417)	(53,121)	(40,350)
Redemption in-kind (See Note 8)	—	(16,209)	—	—
Change in net assets from Institutional Class capital transactions	$25,265	$168,563	$55,372	$(30,226)

Total change in net assets from capital transactions	$25,265	$168,563	$40,143	$(91,075)

SHARE TRANSACTIONS:
Class A
Issued	—	—	7	27
Reinvested	—	—	4	13
Redeemed	—	—	(343)	(421)
Change in Class A Shares	—	—	(332)	(381)

Select Class
Issued	—	—	1,347	821
Reinvested	—	—	56	61
Redeemed	—	—	(2,597)	(6,602)
Change in Select Class Shares	—	—	(1,194)	(5,720)

Institutional Class
Issued	9,074	21,122	10,651	816
Reinvested	120	139	228	199
Redeemed	(7,870)	(10,179)	(5,324)	(4,048)
Redemption in-kind (See Note 8)	—	(958)	—	—
Change in Institutional Class Shares	1,324	10,124	5,555	(3,033)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN TAX AWARE FUNDS   49

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Tax Aware Large Cap Growth Fund		Tax Aware Real Return Fund
	Year Ended 10/31/2007	Year Ended 10/31/2006	Year Ended 10/31/2007	Year Ended 10/31/2006
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$—	$6,332	$409
Dividends reinvested	—	—	55	20
Cost of shares redeemed	—	—	(713)	(302)
Change in net assets from Class A capital transactions	$—	$—	$5,674	$127
Class C
Proceeds from shares issued	$—	$—	$1,469	$7
Dividends reinvested	—	—	17	12
Cost of shares redeemed	—	—	(520)	—
Change in net assets from Class C capital transactions	$—	$—	$966	$19
Select Class
Proceeds from shares issued	$609	$1,071	$301,106	$413,793
Dividends reinvested	3	3	7,063	2,144
Cost of shares redeemed	(22,732)	(95,520)	(160,328)	(9,176)
Change in net assets from Select Class capital transactions	$(22,120)	$(94,446)	$147,841	$406,761
Institutional Class
Proceeds from shares issued	$—	$—	$234,966	$29,368
Dividends reinvested	—	—	4,303	186
Cost of shares redeemed	—	—	(53,935)	(3,338)
Change in net assets from Institutional Class capital transactions	$—	$—	$185,334	$26,216

Total change in net assets from capital transactions	$(22,120)	$(94,446)	$339,815	$433,123

SHARE TRANSACTIONS:
Class A
Issued	—	—	642	41
Reinvested	—	—	6	2
Redeemed	—	—	(72)	(30)
Change in Class A Shares	—	—	576	13
Class C
Issued	—	—	148	1
Reinvested	—	—	2	1
Redeemed	—	—	(53)	—
Change in Class C Shares	—	—	97	2

Select Class
Issued	33	64	30,336	41,273
Reinvested	— (a)	— (a)	714	214
Redeemed	(1,221)	(5,922)	(16,104)	(916)
Change in Select Class Shares	(1,188)	(5,858)	14,946	40,571

Institutional Class
Issued	—	—	23,600	2,931
Reinvested	—	—	435	19
Redeemed	—	—	(5,403)	(331)
Change in Institutional Class Shares	—	—	18,632	2,619

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

50   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2007

	Tax Aware Short-Intermediate Income Fund		Tax Aware U.S. Equity Fund
	Year Ended 10/31/2007	Year Ended 10/31/2006	Year Ended 10/31/2007	Year Ended 10/31/2006
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$—	$4,005	$1,925
Dividends reinvested	—	—	38	61
Cost of shares redeemed	—	—	(4,739)	(3,616)
Change in net assets from Class A capital transactions	$—	$—	$(696)	$(1,630)
Class B
Proceeds from shares issued	$—	$—	$87	$80
Dividends reinvested	—	—	4	10
Cost of shares redeemed	—	—	(529)	(518)
Change in net assets from Class B capital transactions	$—	$—	$(438)	$(428)
Class C
Proceeds from shares issued	$—	$—	$229	$42
Dividends reinvested	—	—	1	2
Cost of shares redeemed	—	—	(109)	(97)
Change in net assets from Class C capital transactions	$—	$—	$121	$(53)
Select Class
Proceeds from shares issued	$46,009	$132,284	$17,060	$15,271
Subscription in-kind (See Note 8)	—	114,991	—	—
Dividends reinvested	1,132	1,490	671	1,000
Cost of shares redeemed	(103,159)	(480,252)	(106,033)	(397,606)
Redemption in-kind (See Note 8)	—	—	—	(96,976)
Change in net assets from Select Class capital transactions	$(56,018)	$(231,487)	$(88,302)	$(478,311)

Institutional Class
Proceeds from shares issued	$27,777	$11,141	$9,672	$5,017
Dividends reinvested	904	1,002	610	1,416
Cost of shares redeemed	(21,495)	(151,592)	(34,055)	(75,320)
Redemption in-kind (See Note 8)	—	—	—	(3,000)
Change in net assets from Institutional Class capital transactions	$7,186	$(139,449)	$(23,773)	$(71,887)

Total change in net assets from capital transactions	$(48,832)	$(370,936)	$(113,088)	$(552,309)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN TAX AWARE FUNDS   51

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Tax Aware Short-Intermediate Income Fund		Tax Aware U.S. Equity Fund
	Year Ended 10/31/2007	Year Ended 10/31/2006	Year Ended 10/31/2007	Year Ended 10/31/2006
SHARE TRANSACTIONS:
Class A
Issued	—	—	197	109
Reinvested	—	—	2	3
Redeemed	—	—	(229)	(205)
Change in Class A Shares	—	—	(30)	(93)
Class B
Issued	—	—	4	5
Reinvested	—	—	— (a)	1
Redeemed	—	—	(26)	(30)
Change in Class B Shares	—	—	(22)	(24)
Class C
Issued	—	—	11	2
Reinvested	—	—	— (a)	— (a)
Redeemed	—	—	(5)	(5)
Change in Class C Shares	—	—	6	(3)

Select Class
Issued	4,731	13,564	850	862
Subscription in-kind (See Note 8)	—	11,782	—	—
Reinvested	116	153	33	56
Redeemed	(10,590)	(49,304)	(5,205)	(22,539)
Redemption in-kind (see Note 8)	—	—	—	(5,397)
Change in Select Class Shares	(5,743)	(23,805)	(4,322)	(27,018)

Institutional Class
Issued	2,850	1,143	703	405
Reinvested	93	103	43	114
Redeemed	(2,207)	(15,554)	(2,372)	(6,057)
Redemption in-kind (See Note 8)	—	—	—	(239)
Change in Institutional Class Shares	736	(14,308)	(1,626)	(5,777)

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

52   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2007

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2007        JPMORGAN TAX AWARE FUNDS   53

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Class A

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Total distributions
Tax Aware Enhanced Income Fund
Year Ended October 31, 2007	$9.97	$0.33	(e)	$(0.01)	$0.32	$(0.32)	$(0.32)
Year Ended October 31, 2006	9.96	0.29	(e)	0.01	0.30	(0.29)	(0.29)
Year Ended October 31, 2005	9.99	0.20		(0.03)	0.17	(0.20)	(0.20)
Year Ended October 31, 2004	10.05	0.11		(0.06)	0.05	(0.11)	(0.11)
Year Ended October 31, 2003	10.08	0.14		(0.03)	0.11	(0.14)	(0.14)

Tax Aware Real Return Fund
Year Ended October 31, 2007	10.01	0.31	(e)	(0.10)	0.21	(0.31)	(0.31)
Year Ended October 31, 2006	9.95	0.31		0.03 (f)	0.34	(0.28)	(0.28)
August 31, 2005 (d) through October 31, 2005	10.00	0.04	(e)	(0.05)	(0.01)	(0.04)	(0.04)

Tax Aware U.S. Equity Fund
Year Ended October 31, 2007	19.18	0.16	(e)	2.04	2.20	(0.14)	(0.14)
Year Ended October 31, 2006	16.65	0.14	(e)	2.56	2.70	(0.17)	(0.17)
Year Ended October 31, 2005	16.16	0.16		0.49	0.65	(0.16)	(0.16)
Year Ended October 31, 2004	14.89	0.08	(e)	1.28	1.36	(0.09)	(0.09)
Year Ended October 31, 2003	12.86	0.09	(e)	2.01	2.10	(0.07)	(0.07)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of operations.

(e)	Calculated based upon average shares outstanding.

(f)	The amount shown at the Net realized and unrealized gains (losses) on investments caption is the balancing figure derived from the other amounts in the statement. The amount shown at this caption for a share outstanding throughout the year may not agree with the change in the aggregate gains or losses in the portfolio securities for the year because of the timing of sales and repurchases of the Fund’s shares in relation to the fluctuating market values for the Fund.

(g)	Includes interest expense for custody overdraft of 0.01%.

(h)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

SEE NOTES TO FINANCIAL STATEMENTS.

54   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)
$ 9.97	3.31%	$380	0.76	%(g)	3.29%	0.95%		94%
9.97	3.02	3,694	0.75		2.90	0.96		42
9.96	1.68	7,479	0.75		1.89	1.02		75
9.99	0.47	15,684	0.75		1.04	1.03		95
10.05	1.12	22,000	0.75		1.38	1.00		241

9.91	2.13	6,447	0.90		3.15	1.00		26
10.01	3.45	752	0.90		2.99	3.22		1
9.95	(0.09)	620	0.90		2.45	11.03	(h)	12

21.24	11.50	7,747	1.10		0.78	1.13		34
19.18	16.29	7,581	1.10		0.80	1.13		32
16.65	3.99	8,132	1.10		0.89	1.24		46
16.16	9.15	5,130	1.10		0.57	1.74		59
14.89	16.37	5,000	1.10		0.68	1.90		13

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN TAX AWARE FUNDS   55

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class B

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Total distributions
Tax Aware U.S. Equity Fund
Year Ended October 31, 2007	$18.99	$0.06	(b)	$2.02	$2.08	$(0.04)	$(0.04)
Year Ended October 31, 2006	16.49	0.05	(b)	2.53	2.58	(0.08)	(0.08)
Year Ended October 31, 2005	16.00	0.07		0.49	0.56	(0.07)	(0.07)
Year Ended October 31, 2004	14.75	0.01	(b)	1.26	1.27	(0.02)	(0.02)
Year Ended October 31, 2003	12.76	0.02	(b)	1.99	2.01	(0.02)	(0.02)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(b)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

56   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2007

		Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate
$ 21.03	10.98%	$2,169	1.60%	0.28%	1.63%	34%
18.99	15.68	2,370	1.60	0.30	1.63	32
16.49	3.51	2,458	1.60	0.53	1.79	46
16.00	8.62	2,814	1.60	0.07	2.24	59
14.75	15.82	3,000	1.60	0.18	2.40	13

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN TAX AWARE FUNDS   57

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class C

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Total distributions
Tax Aware Real Return Fund
Year Ended October 31, 2007	$10.01	$0.26	(e)	$(0.11)	$0.15	$(0.26)	$(0.26)
Year Ended October 31, 2006	9.95	0.25		0.04 (f)	0.29	(0.23)	(0.23)
August 31, 2005 (d) through October 31, 2005	10.00	0.03	(e)	(0.05)	(0.02)	(0.03)	(0.03)

Tax Aware U.S. Equity Fund
Year Ended October 31, 2007	18.95	0.05	(e)	2.02	2.07	(0.05)	(0.05)
Year Ended October 31, 2006	16.46	0.05	(e)	2.52	2.57	(0.08)	(0.08)
Year Ended October 31, 2005	15.97	0.08		0.48	0.56	(0.07)	(0.07)
Year Ended October 31, 2004	14.72	0.02	(e)	1.25	1.27	(0.02)	(0.02)
Year Ended October 31, 2003	12.74	0.02	(e)	1.99	2.01	(0.03)	(0.03)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of operations.

(e)	Calculated based upon average shares outstanding.

(f)	The amount shown at the Net realized and unrealized gains (losses) on investments caption is the balancing figure derived from the other amounts in the statement. The amount shown at this caption for a share outstanding throughout the year may not agree with the change in the aggregate gains or losses in the portfolio securities for the year because of the timing of sales and repurchases of the Fund’s shares in relation to the fluctuating market values for the Fund.

(g)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

SEE NOTES TO FINANCIAL STATEMENTS.

58   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)
$ 9.90	1.50%	$1,477	1.40%	2.63%	1.50%		26%
10.01	2.95	521	1.40	2.47	4.08		1
9.95	(0.16)	499	1.40	1.95	11.32	(g)	12

20.97	10.95	765	1.60	0.24	1.63		34
18.95	15.67	572	1.60	0.29	1.63		32
16.46	3.53	550	1.60	0.47	1.77		46
15.97	8.66	479	1.60	0.07	2.24		59
14.72	15.80	367	1.60	0.18	2.40		13

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN TAX AWARE FUNDS   59

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Select Class

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Return of capital
Tax Aware Enhanced Income Fund
Year Ended October 31, 2007	$9.98	$0.36	(b)	$(0.01)	$0.35	$(0.36)	$—
Year Ended October 31, 2006	9.96	0.31	(b)	0.02	0.33	(0.31)	—
Year Ended October 31, 2005	9.99	0.22		(0.03)	0.19	(0.22)	—
Year Ended October 31, 2004	10.06	0.13		(0.07)	0.06	(0.13)	—
Year Ended October 31, 2003	10.08	0.17		(0.02)	0.15	(0.17)	—

Tax Aware Large Cap Growth Fund
Year Ended October 31, 2007	17.29	—	(c)	4.95	4.95	(0.02)	—
Year Ended October 31, 2006	15.86	0.01		1.44	1.45	(0.02)	—
Year Ended October 31, 2005	14.74	0.07		1.13	1.20	(0.07)	(0.01)
Year Ended October 31, 2004	14.79	0.01		(0.04)	(0.03)	(0.01)	(0.01)
Year Ended October 31, 2003	13.03	0.05		1.75	1.80	(0.04)	—

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(b)	Calculated based upon average shares outstanding.

(c)	Amount rounds to less than $0.01.

(d)	Includes interest expense for custody overdraft of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

60   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2007

		Ratios/Supplemental data
				Ratios to average net assets

Total distributions	Net asset value, end of period	Total return (a)	Net assets end of period (000’s)	Net expenses		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$ (0.36)	$9.97	3.54%	$35,881	0.50%		3.58%	0.69%	94%
(0.31)	9.98	3.38	47,821	0.50		3.13	0.71	42
(0.22)	9.96	1.92	104,716	0.50		2.08	0.71	75
(0.13)	9.99	0.63	362,177	0.50		1.30	0.68	95
(0.17)	10.06	1.48	444,000	0.50		1.61	0.69	241

(0.02)	22.22	28.67	37,317	0.86	(d)	0.05	1.05	55
(0.02)	17.29	9.14	49,576	0.85		0.07	0.87	38
(0.08)	15.86	8.12	138,366	0.85		0.54	0.87	75
(0.02)	14.74	(0.21)	198,972	0.85		0.07	0.87	129
(0.04)	14.79	13.84	268,000	0.85		0.35	0.87	35

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN TAX AWARE FUNDS   61

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Select Class (continued)

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Total distributions
Tax Aware Real Return Fund
Year Ended October 31, 2007	$10.01	$0.33	(f)	$(0.10)	$0.23	$(0.33)	$(0.33)
Year Ended October 31, 2006	9.95	0.30		0.06 (g)	0.36	(0.30)	(0.30)
August 31, 2005 (e) through October 31, 2005	10.00	0.04	(f)	(0.05)	(0.01)	(0.04)	(0.04)

Tax Aware Short-Intermediate Income Fund
Year Ended October 31, 2007	9.76	0.34		(0.03)	0.31	(0.34)	(0.34)
Year Ended October 31, 2006	9.75	0.34		0.01	0.35	(0.34)	(0.34)
Year Ended October 31, 2005	10.00	0.27		(0.24)	0.03	(0.28)	(0.28)
Year Ended October 31, 2004	10.05	0.23		(0.05)	0.18	(0.23)	(0.23)
December 20, 2002 (e) through October 31, 2003	10.00	0.19	(f)	0.04	0.23	(0.18)	(0.18)

Tax Aware U.S. Equity Fund
Year Ended October 31, 2007	19.22	0.21	(f)	2.05	2.26	(0.19)	(0.19)
Year Ended October 31, 2006	16.68	0.20	(f)	2.54	2.74	(0.20)	(0.20)
Year Ended October 31, 2005	16.18	0.23		0.47	0.70	(0.20)	(0.20)
Year Ended October 31, 2004	14.90	0.13	(f)	1.28	1.41	(0.13)	(0.13)
Year Ended October 31, 2003	12.88	0.12	(f)	2.01	2.13	(0.11)	(0.11)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	See Note 2K.

(e)	Commencement of operations.

(f)	Calculated based upon average shares outstanding.

(g)	The amount shown at the Net realized and unrealized gains (losses) on investments caption is the balancing figure derived from the other amounts in the statement. The amount shown at this caption for a share outstanding throughout the year may not agree with the change in the aggregate gains or losses in the portfolio securities for the year because of the timing of sales and repurchases of the Fund’s shares in relation to the fluctuating market values for the Fund.

(h)	Includes interest expense for custody overdraft of 0.01%.

(i)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

SEE NOTES TO FINANCIAL STATEMENTS.

62   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses (excluding imputed interest)		Net expenses (including imputed interest) (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (excluding imputed interest)		Expenses without waivers, reimbursements and earnings credits (including imputed interest) (d)		Portfolio turnover rate (b)
$ 9.91	2.32%	$551,307	0.65%		0.65%		3.39%	0.75%		0.75%		26%
10.01	3.72	407,100	0.65		0.65		3.33	0.89		0.89		1
9.95	(0.06)	1,000	0.65		0.65		2.70	10.57	(i)	10.57	(i)	12

9.73	3.26	218,309	0.55		0.59		3.50	0.66		0.70		122
9.76	3.61	275,161	0.56	(h)	0.56	(h)	3.41	0.65		0.65		73
9.75	0.33	507,008	0.55		0.55		2.81	0.65		0.65		118
10.00	1.86	357,317	0.55		0.55		2.38	0.69		0.69		185
10.05	2.28	201,000	0.50		0.50		2.22	0.72		0.72		274

21.29	11.83	227,477	0.84		0.84		1.05	0.88		0.88		34
19.22	16.56	288,494	0.84		0.84		1.12	0.87		0.87		32
16.68	4.29	701,050	0.84		0.84		1.28	0.86		0.86		46
16.18	9.46	879,507	0.84		0.84		0.83	0.90		0.90		59
14.90	16.64	630,000	0.84		0.84		0.92	0.93		0.93		13

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN TAX AWARE FUNDS   63

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Institutional Class

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Total distributions
Tax Aware Disciplined Equity Fund
Year Ended October 31, 2007	$18.58	$0.28		$2.23	$2.51	$(0.27)	$(0.27)
Year Ended October 31, 2006	16.16	0.23		2.42	2.65	(0.23)	(0.23)
Year Ended October 31, 2005	15.30	0.24		0.85	1.09	(0.23)	(0.23)
Year Ended October 31, 2004	14.02	0.16		1.29	1.45	(0.17)	(0.17)
Year Ended October 31, 2003	11.74	0.15		2.28	2.43	(0.15)	(0.15)

Tax Aware Enhanced Income Fund
Year Ended October 31, 2007	9.97	0.38	(f)	(0.01)	0.37	(0.38)	(0.38)
Year Ended October 31, 2006	9.95	0.34	(f)	0.01	0.35	(0.33)	(0.33)
Year Ended October 31, 2005	9.98	0.23		(0.01)	0.22	(0.25)	(0.25)
Year Ended October 31, 2004	10.05	0.15		(0.06)	0.09	(0.16)	(0.16)
Year Ended October 31, 2003	10.07	0.19		(0.02)	0.17	(0.19)	(0.19)

Tax Aware Real Return Fund
Year Ended October 31, 2007	10.02	0.35	(f)	(0.11)	0.24	(0.34)	(0.34)
Year Ended October 31, 2006	9.95	0.32		0.07 (g)	0.39	(0.32)	(0.32)
August 31, 2005 (e) through October 31, 2005	10.00	0.05	(f)	(0.05)	—	(0.05)	(0.05)

Tax Aware Short-Intermediate Income Fund
Year Ended October 31, 2007	9.77	0.35		(0.03)	0.32	(0.36)	(0.36)
Year Ended October 31, 2006	9.75	0.41		(0.04)	0.37	(0.35)	(0.35)
Year Ended October 31, 2005	10.00	0.30		(0.25)	0.05	(0.30)	(0.30)
Year Ended October 31, 2004	10.05	0.26		(0.06)	0.20	(0.25)	(0.25)
December 20, 2002 (e) through October 31, 2003	10.00	0.20	(f)	0.04	0.24	(0.19)	(0.19)

Tax Aware U.S. Equity Fund
Year Ended October 31, 2007	13.41	0.17	(f)	1.42	1.59	(0.23)	(0.23)
Year Ended October 31, 2006	11.71	0.15	(f)	1.79	1.94	(0.24)	(0.24)
Year Ended October 31, 2005	11.42	0.18		0.34	0.52	(0.23)	(0.23)
Year Ended October 31, 2004	10.57	0.11	(f)	0.89	1.00	(0.15)	(0.15)
Year Ended October 31, 2003	9.17	0.11	(f)	1.42	1.53	(0.13)	(0.13)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	See Note 2K.

(e)	Commencement of operations.

(f)	Calculated based upon average shares outstanding.

(g)	The amount shown at the Net realized and unrealized gains (losses) on investments caption is the balancing figure derived from the other amounts in the statement. The amount shown at this caption for a share outstanding throughout the year may not agree with the change in the aggregate gains or losses in the portfolio securities for the year because of the timing of sales and repurchases of the Fund’s shares in relation to the fluctuating market values for the Fund.

(h)	Includes interest expense for custody overdraft of 0.01%.

(i)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

SEE NOTES TO FINANCIAL STATEMENTS.

64   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses (excluding imputed interest)		Net expenses (including imputed interest) (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (excluding imputed interest)		Expenses without waivers, reimbursements and earnings credits (including imputed interest) (d)		Portfolio turnover rate (b)
$ 20.82	13.61%	$723,980	0.55%		0.55%		1.41%	0.59%		0.59%		30%
18.58	16.54	621,508	0.55		0.55		1.40	0.59		0.59		26
16.16	7.11	376,879	0.55		0.55		1.47	0.64		0.64		24
15.30	10.40	201,520	0.55		0.55		1.14	0.69		0.69		31
14.02	20.91	181,000	0.55		0.55		1.21	0.71		0.71		46

9.96	3.81	113,008	0.25		0.25		3.82	0.53		0.53		94
9.97	3.62	57,762	0.25		0.25		3.42	0.56		0.56		42
9.95	2.18	87,828	0.25		0.25		2.19	0.56		0.56		75
9.98	0.88	744,157	0.25		0.25		1.55	0.53		0.53		95
10.05	1.73	2,068,000	0.25		0.25		1.88	0.53		0.53		241

9.92	2.49	213,792	0.50		0.50		3.54	0.60		0.60		26
10.02	3.94	29,263	0.50		0.50		3.45	1.45		1.45		1
9.95	(0.04)	3,010	0.50		0.50		2.85	10.42	(i)	10.42	(i)	12

9.73	3.30	54,563	0.40		0.44		3.65	0.51		0.55		122
9.77	3.86	47,568	0.41	(h)	0.41	(h)	3.51	0.50		0.50		73
9.75	0.48	187,056	0.40		0.40		2.92	0.51		0.51		118
10.00	2.02	349,338	0.40		0.40		2.49	0.55		0.55		185
10.05	2.41	336,000	0.35		0.35		2.34	0.57		0.57		274

14.77	11.94	59,168	0.70		0.70		1.19	0.73		0.73		34
13.41	16.75	75,507	0.70		0.70		1.24	0.72		0.72		32
11.71	4.50	133,590	0.70		0.70		1.37	0.71		0.71		46
11.42	9.50	120,379	0.70		0.70		0.97	0.76		0.76		59
10.57	16.89	105,000	0.70		0.70		1.09	0.79		0.79		13

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN TAX AWARE FUNDS   65

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2007

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004 as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are six separate funds of the Trust (collectively, the “Funds”) covered by this report:

Classes Offered
Tax Aware Disciplined Equity Fund	Institutional Class
Tax Aware Enhanced Income Fund	Class A, Select Class and Institutional Class
Tax Aware Large Cap Growth Fund	Select Class
Tax Aware Real Return Fund	Class A, Class C, Select Class and Institutional Class
Tax Aware Short-Intermediate Income Fund	Select Class and Institutional Class
Tax Aware U.S. Equity Fund	Class A, Class B, Class C, Select Class and Institutional Class

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Select Class and Institutional Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on the NASDAQ Stock Market, Inc. shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Swaps are valued each day by third party broker-dealers or counterparties or by independent or affiliated pricing services approved by the Board of Trustees. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

B.  Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

66   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2007

The following is the market value and percentage of net assets of illiquid securities as of October 31, 2007 (amounts in thousands):

	Market Value	Percentage
Tax Aware Enhanced Income Fund	$2,670	1.8%
Tax Aware Real Return Fund	3,804	0.5

C.  Swaps — The Funds may engage in various swap transactions, including forward rate agreements, interest rate, currency, fixed income, index and total return swaps, primarily to manage duration and yield curve risk, or as alternatives to direct investments. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

Interest rate swap agreements involve the exchange by the Funds with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal.

Spread-lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and a reference rate.

Premiums paid to or by the Funds are accrued daily and included in realized gain (loss) on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the contracts.

As of October 31, 2007, the JPMorgan Tax Aware Real Return Fund had outstanding swap agreements as listed on its Schedule of Portfolio Investments.

D.  Commitments — The Funds may enter into commitments to buy and sell investments to settle on future dates as part of their normal investment activities. These commitments are reported at market value in the financial statements. Credit risks exist on these commitments to the extent of any difference between the sales price and current market value of the underlying securities sold. Market risk exists on these commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends.

E.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.

Purchases of To Be Announced (TBA), when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Funds’ policy to reserve assets with a current value at least equal to the amount of their TBA, when-issued or delayed delivery purchase commitments.

F.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

G.  Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

H. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

I.  Dividends and Distributions to Shareholders — Tax Aware Enhanced Income Fund, Tax Aware Real Return Fund and Tax Aware Short-Intermediate Income Fund declare and pay dividends from net investment income monthly. Tax Aware Disciplined Equity Fund, Tax Aware Large Cap Growth Fund and Tax Aware U.S. Equity Fund declare and pay dividends from net investment income quarterly. Dividends are declared

OCTOBER 31, 2007        JPMORGAN TAX AWARE FUNDS   67

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2007 (continued)

separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e. that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-capital		Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
Tax Aware Disciplined Equity Fund	$—	(a)	$(159)	$159
Tax Aware Enhanced Income Fund	3		(3)	—
Tax Aware Large Cap Growth Fund	(28)		29	(1)
Tax Aware Short-Intermediate Income Fund	9		(9)	—
Tax Aware U.S. Equity Fund	5,306		—	(5,306)

(a)	Amount rounds to less than $1,000.

The reclassifications for the Funds relate primarily to distributions from investments in real estate investment trusts (for Tax Aware Disciplined Equity Fund), deferred compensation, excess distributions (Tax Aware Large Cap Growth Fund) and tax equalization (for Tax Aware U.S. Equity Fund).

J. New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board (the “FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management continues to evaluate the application of the Interpretation to the Funds, and is not in a position at this time to estimate the significance of its impact, if any, on the Funds’ financial statements.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management continues to evaluate the impact the adoption of SFAS 157 will have on the Funds’ financial statement disclosures.

K. Floating-Rate Note Obligations Related to Securities Held — The Tax Aware Short-Intermediate Income Fund has entered into transactions in which a fixed-rate note owned by the Fund is transferred to a trust in exchange for cash and residual interests in the trust’s assets and cash flows, which are in the form of inverse floating rate investments (the “Inverse Floater”). The trust funds the purchase of the fixed-rate notes by issuing floating-rate certificates issued to third parties and allowing the Fund to retain the residual interests in the fixed-rate notes. The Inverse Floater held by the Fund gives the Fund the right to (1) cause the holders of the floating-rate certificates to tender their notes at par at the next reset date, and (2) to transfer the fixed-rate notes from the trust to the Fund, causing the trust to collapse. The Fund accounts for the transfer of the fixed-rate notes to the trust as a secured borrowing, with the fixed-rate notes transferred to the trust remaining in the Fund’s investments, and the related floating-rate certificates reflected as a liability under the caption “Floating rate notes payable” on the Statement of Assets and Liabilities. At October 31, 2007, the Fund’s investments with a value of approximately $10,520,000 were held by the trusts and served as collateral for approximately $7,304,000 in floating-rate certificates outstanding at that date. The Fund recorded imputed interest expense of approximately $106,000 for these investments based on an average interest rate of 5.10% for the year ended October 31, 2007.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

68   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2007

Tax Aware Disciplined Equity Fund	0.35%
Tax Aware Enhanced Income Fund	0.25
Tax Aware Large Cap Growth Fund	0.40
Tax Aware Real Return Fund	0.35
Tax Aware Short-Intermediate Income Fund	0.25
Tax Aware U.S. Equity Fund	0.45

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Funds in an amount sufficient to offset any doubling up of these fees related to each Fund’s investment in an affiliated money market fund to the extent required by law or as undertaken by the Advisor or its affiliates.

The amounts of these waivers/reimbursements resulting from investments in the money market funds for the year ended October 31, 2007 were as follows (amounts in thousands):

Tax Aware Disciplined Equity Fund	$8
Tax Aware Enhanced Income Fund	17
Tax Aware Large Cap Growth Fund	—	(a)
Tax Aware Real Return Fund	58
Tax Aware Short-Intermediate Income Fund	15
Tax Aware U.S. Equity Fund	4

(a)	Amount is less than $1,000.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C
Tax Aware Enhanced Income Fund	0.25%	n/a	n/a
Tax Aware Real Return Fund	0.25	n/a	0.75%
Tax Aware U.S. Equity Fund	0.25	0.75%	0.75

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2007, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge		CDSC
Tax Aware Enhanced Income Fund	$—	(a)	$—
Tax Aware Real Return Fund	1		—
Tax Aware U.S. Equity Fund	2		3

(a)	Amount is less than $1,000.

OCTOBER 31, 2007        JPMORGAN TAX AWARE FUNDS   69

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2007 (continued)

D.  Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Select Class	Institutional Class
Tax Aware Disciplined Equity Fund	n/a	n/a	n/a	n/a	0.10%
Tax Aware Enhanced Income Fund	0.25%	n/a	n/a	0.25%	0.10
Tax Aware Large Cap Growth Fund	n/a	n/a	n/a	0.25	n/a
Tax Aware Real Return Fund	0.25	n/a	0.25%	0.25	0.10
Tax Aware Short-Intermediate Income Fund	n/a	n/a	n/a	0.25	0.10
Tax Aware U.S. Equity Fund	0.25	0.25%	0.25	0.25	0.10

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

F.  Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Select Class	Institutional Class
Tax Aware Disciplined Equity Fund	n/a	n/a	n/a	n/a	0.55%
Tax Aware Enhanced Income Fund	0.75%	n/a	n/a	0.50%	0.25
Tax Aware Large Cap Growth Fund	n/a	n/a	n/a	0.85	n/a
Tax Aware Real Return Fund	0.90	n/a	1.40%	0.65	0.50
Tax Aware Short-Intermediate Income Fund	n/a	n/a	n/a	0.55	0.40
Tax Aware U.S. Equity Fund	1.10	1.60%	1.60	0.84	0.70

The contractual expense limitation agreements were in effect for the year ended October 31, 2007. The expense limitation percentages in the table above are in place until at least February 29, 2008.

For the year ended October 31, 2007, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Tax Aware Disciplined Equity Fund	$—	$257	$—	$257
Tax Aware Enhanced Income Fund	204	18	77	299
Tax Aware Large Cap Growth Fund	77	2	—	79
Tax Aware Real Return Fund	532	74	—	606
Tax Aware Short-Intermediate Income Fund	—	110	194	304
Tax Aware U.S. Equity Fund	—	110	26	136

G.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

70   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2007

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the year, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the year ended October 31, 2007, Tax Aware U.S. Equity Fund incurred approximately $40,000 as brokerage commissions with broker/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2007, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Tax Aware Disciplined Equity Fund	$229,814	$204,226
Tax Aware Enhanced Income Fund	48,212	54,183
Tax Aware Large Cap Growth Fund	22,391	44,820
Tax Aware Real Return Fund	431,842	149,423
Tax Aware Short-Intermediate Income Fund	330,923	384,891
Tax Aware U.S. Equity Fund	114,842	227,811

During the year ended October 31, 2007, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 2007, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Tax Aware Disciplined Equity Fund	$558,101	$175,584	$10,354	$165,230
Tax Aware Enhanced Income Fund	150,676	139	211	(72)
Tax Aware Large Cap Growth Fund	21,929	15,015	27	14,988
Tax Aware Real Return Fund	763,444	5,300	2,490	2,810
Tax Aware Short-Intermediate Income Fund	290,945	996	(3,211)	(2,215)
Tax Aware U.S. Equity Fund	221,270	78,468	3,630	74,838

For the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals and return of capital from investments in real estate investment trusts (for Tax Aware Disciplined Equity Fund).

The tax character of distributions paid during the fiscal year ended October 31, 2007 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Tax Exempt Income	Total Distributions Paid
Tax Aware Disciplined Equity Fund	$9,520	$—	$9,520
Tax Aware Enhanced Income Fund	799	3,735	4,534
Tax Aware Large Cap Growth Fund	51	—	51
Tax Aware Real Return Fund	—	21,307	21,307
Tax Aware Short-Intermediate Income Fund	1,489	8,584	10,073
Tax Aware U.S. Equity Fund	3,712	—	3,712

OCTOBER 31, 2007        JPMORGAN TAX AWARE FUNDS   71

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2007 (continued)

The tax character of distributions paid during the fiscal year ended October 31, 2006 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Tax Exempt Income	Total Distributions Paid
Tax Aware Disciplined Equity Fund	$6,795	$—	$6,795
Tax Aware Enhanced Income Fund	852	3,640	4,492
Tax Aware Large Cap Growth Fund	91	—	91
Tax Aware Real Return Fund	—	3,447	3,447
Tax Aware Short-Intermediate Income Fund	3,358	11,411	14,769
Tax Aware U.S. Equity Fund	7,619	—	7,619

At October 31, 2007, the components of nets assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-term Capital Gain or (Tax Basis Capital Loss Carryover)	Current Distributable Tax Exempt Income	Unrealized Appreciation (Depreciation)
Tax Aware Disciplined Equity Fund	$691	$(104,008)	$—	$165,230
Tax Aware Enhanced Income Fund	38	(25,273)	197	(72)
Tax Aware Large Cap Growth Fund	—	(101,167)	—	14,988
Tax Aware Real Return Fund	—	(3,056)	1,188	(2,036)
Tax Aware Short-Intermediate Income Fund	80	(23,419)	482	(2,215)
Tax Aware U.S. Equity Fund	45	29,777	—	74,838

For the Funds, the cumulative timing differences consist of deferred compensation and wash sale loss deferrals, return of capital from investments in real estate investment trusts adjustments (for Tax Aware Disciplined Equity Fund) and distributions payable (for Tax Aware Enhanced Income Fund, Tax Aware Real Return Fund and Tax Aware Short-Intermediate Income Fund).

As of October 31, 2007, the following Funds had net capital loss carryforwards, which are available to offset future realized gains (amounts in thousands):

	2008	2009	2010	2011	2012	2013	2014	2015	Total
Tax Aware Disciplined Equity Fund	$759	$36,383	$50,933	$15,933	$—	$—	$—	$—	$104,008
Tax Aware Enhanced Income Fund	—	—	1,353	6,200	15,789	1,699	232	—	25,273
Tax Aware Large Cap Growth Fund	—	27,809	37,057	30,037	4,152	2,112	—	—	101,167
Tax Aware Real Return Fund	—	—	—	—	—	—	16	3,040	3,056
Tax Aware Short-Intermediate Income Fund	—	—	—	4,405	3,570	2,871	10,729	1,844	23,419

During the year ended October 31, 2007, the Funds utilized capital loss carryforwards as follows (amounts in thousands):

Total
Tax Aware Disciplined Equity Fund	$13,321
Tax Aware Enhanced Income Fund	105
Tax Aware Large Cap Growth Fund	10,090
Tax Aware U.S. Equity Fund	10,838

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might

72   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2007

require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 18, 2008.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2007. Average borrowings from the Facility for the year ended October 31, 2007, were as follows (amounts in thousands):

	Average Borrowings	Number of Days Used	Interest Paid
Tax Aware Disciplined Equity Fund	$550	3	$—	(a)
Tax Aware Enhanced Income Fund	3,388	2	1
Tax Aware Large Cap Growth Fund	469	29	2
Tax Aware Short-Intermediate Income Fund	1,601	8	2
Tax Aware U.S. Equity Fund	4,795	2	1

(a)	Amount rounds to less than $1,000.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

From time to time, the Funds’ investment advisor or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Funds’ outstanding shares. Investment activities on behalf of these shareholders could impact the Funds.

The ability of the issuers of debt, asset-backed and mortgage-backed securities, along with counterparties to swap and option agreements, to meet their obligations may be affected by the economic and political developments in a specific industry or region. The value of asset-backed and mortgage-backed securities can be significantly affected by changes in interest rates or rapid principal payments including prepayments.

8. Transfers-in-Kind

For the year ended October 31, 2006, certain shareholders of the Tax Aware Disciplined Equity Fund redeemed Institutional Class Shares and certain shareholders of the Tax Aware U.S. Equity Fund redeemed Select and Institutional Class Shares and the Funds paid the redemption proceeds primarily by means of a redemption in-kind of the Funds’ portfolio securities in exchange for shares of the Funds. Cash and portfolio securities were transferred on the dates, at the market values listed, and gains for book purposes which resulted from the redemptions in-kind are listed below (amounts in thousands):

	Date	Market Value	Realized Gains	Type
Tax Aware Disciplined Equity Fund	04/25/06	$1,053	$335	Redemption in-kind
	05/18/06	15,156	4,348	Redemption in-kind
		$16,209	$4,683

Tax Aware U.S. Equity Fund	03/28/06	$3,000	$771	Redemption in-kind
	05/12/06	96,976	24,031	Redemption in-kind
		$99,976	$24,802

After the close of business on February 3, 2006, the JPMorgan Chase Bank Short Intermediate Municipal Bond Trust, a common trust fund managed by JPMorgan Chase Bank, N.A., transferred securities in-kind to the Tax Aware Short-Intermediate Income Fund in a tax-free exchange. The JPMorgan Chase Bank Short Intermediate Municipal Bond Trust purchased approximately 11,782,000 Select Class Shares of the Tax Aware Short-Intermediate Income Fund and the Tax Aware Short-Intermediate Income Fund received portfolio securities with a market value of approximately $114,991,000, including net unrealized depreciation of approximately $521,000, in exchange for these shares. The cost basis of the portfolio securities transferred to the Tax Aware Short-Intermediate Income Fund is equal to the JPMorgan Chase Bank Short Intermediate Municipal Bond Trust’s cost of the securities at the time of the in-kind transfer.

OCTOBER 31, 2007        JPMORGAN TAX AWARE FUNDS   73

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders
of JPMorgan Trust I

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Tax Aware Disciplined Equity Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Large Cap Growth Fund, JPMorgan Tax Aware Real Return Fund, JPMorgan Tax Aware Short Intermediate Income Fund and JPMorgan Tax Aware U.S. Equity Fund (each a portfolio of JPMorgan Trust I; hereafter collectively referred to as the “Funds”) at October 31, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 20, 2007

74   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2007

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	144	None.

Roland R. Eppley, Jr. (1932); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President and Chief Executive Officer, Eastern States Bankcard (1971–1988).	144	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	144	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	144
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	144	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	144	None.

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	144	Trustee, Carleton College (2003–present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	144	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

OCTOBER 31, 2007        JPMORGAN TAX AWARE FUNDS   75

TRUSTEES
(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued)
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	144	Director, American University in Cairo.

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	144	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	144	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	144	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	144
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (144 funds).

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

76   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2007

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Stephen M. Benham (1959), Secretary (2005)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004.

Stephanie J. Dorsey (1969), Treasurer (2005)*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co. (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Susan M. Canning (1969), Assistant Secretary (2007)*	Vice President and Assistant General Counsel, JPMorgan Chase & Co.; Ms. Canning has served as an attorney with various titles for JPMorgan Chase & Co. since 1997.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary (2005)*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; from 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Arthur A. Jensen (1966), Assistant Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005.

Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

Francesco Tango (1971) Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

OCTOBER 31, 2007        JPMORGAN TAX AWARE FUNDS   77

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2007, and continued to hold your shares at the end of the reporting period, October 31, 2007.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, May 1, 2007	Ending Account Value, October 31, 2007	Expenses Paid During Period May 1, 2007 to October 31, 2007*	Annualized Expense Ratio
Tax Aware Disciplined Equity Fund
Institutional Class
Actual	$1,000.00	$1,036.10	$2.82	0.55%
Hypothetical	1,000.00	1,022.43	2.80	0.55

Tax Aware Enhanced Income Fund
Class A
Actual	1,000.00	1,016.40	3.81	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75
Select Class
Actual	1,000.00	1,017.60	2.54	0.50
Hypothetical	1,000.00	1,022.68	2.85	0.50
Institutional Class
Actual	1,000.00	1,018.90	1.27	0.25
Hypothetical	1,000.00	1,023.95	1.28	0.25

Tax Aware Large Cap Growth Fund
Select Class
Actual	1,000.00	1,196.60	4.76	0.86
Hypothetical	1,000.00	1,020.87	4.38	0.86

78   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2007

	Beginning Account Value, May 1, 2007	Ending Account Value, October 31, 2007	Expenses Paid During Period May 1, 2007 to October 31, 2007*	Annualized Expense Ratio
Tax Aware Real Return Fund
Class A
Actual	$1,000.00	$1,012.90	$4.57	0.90%
Hypothetical	1,000.00	1,020.67	4.58	0.90
Class C
Actual	1,000.00	1,009.30	7.09	1.40
Hypothetical	1,000.00	1,018.15	7.12	1.40
Select Class
Actual	1,000.00	1,013.90	3.30	0.65
Hypothetical	1,000.00	1,021.93	3.31	0.65
Institutional Class
Actual	1,000.00	1,014.70	2.54	0.50
Hypothetical	1,000.00	1,022.68	2.55	0.50

Tax Aware Short-Intermediate Income Fund
Select Class
Actual	1,000.00	1,017.70	3.20	0.63
Hypothetical	1,000.00	1,022.03	3.21	0.63
Institutional Class
Actual	1,000.00	1,018.50	2.39	0.47
Hypothetical	1,000.00	1,022.84	2.40	0.47

Tax Aware U.S. Equity Fund
Class A
Actual	1,000.00	1,038.60	5.65	1.10
Hypothetical	1,000.00	1,019.66	5.60	1.10
Class B
Actual	1,000.00	1,036.10	8.21	1.60
Hypothetical	1,000.00	1,017.14	8.13	1.60
Class C
Actual	1,000.00	1,035.90	8.21	1.60
Hypothetical	1,000.00	1,017.14	8.13	1.60
Select Class
Actual	1,000.00	1,040.10	4.32	0.84
Hypothetical	1,000.00	1,020.97	4.28	0.84
Institutional Class
Actual	1,000.00	1,040.70	3.60	0.70
Hypothetical	1,000.00	1,021.68	3.57	0.70

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

OCTOBER 31, 2007        JPMORGAN TAX AWARE FUNDS   79

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)

The Board of Trustees held meetings in person in June and August 2007, at which the Trustees considered the continuation of each of the investment advisory agreements for the Funds whose annual report is contained herein (each an “Advisory Agreement”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for each Fund. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 15, 2007.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, with respect to all Funds, except the money market Funds and the insurance portfolios, the Trustees have engaged an independent consultant to similarly review the performance of each of the Funds, at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also engaged an independent consultant to provide a special analysis of the performance of Funds with greater than two years of performance history in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve each Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Funds and the Advisor, as provided in each Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”) an affiliate of the Advisor was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s

80   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2007

determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Investment Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”) affiliates of the Advisor earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMCB for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMF does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Funds would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Funds’ Chief Compliance Officer for the Tax Aware Disciplined Equity Fund, Tax Aware Enhanced Income Fund, Tax Aware Large Cap Growth Fund, Tax Aware Real Return Fund, Tax Aware Short- Intermediate Income Fund, and Tax Aware U.S. Equity Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of these Funds. The Trustees indicated that the written evaluation was considered in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-year, three-year, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis by the independent consultant. The specific Lipper rankings noted by the Trustees, as part of their review and the determinations made by the Trustees with respect to each Fund’s performance is summarized below:

OCTOBER 31, 2007        JPMORGAN TAX AWARE FUNDS   81

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)

The Trustees noted the Tax Aware Disciplined Equity Fund’s performance in the second quintile for Institutional Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Tax Aware Enhanced Income Fund’s performance in the second, third and fifth quintiles for Class A shares and in the second, second and fourth quintiles for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Tax Aware Large Cap Growth Fund’s performance in the third, fourth and fourth quintiles for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Tax Aware Real Return Fund’s performance in the fifth quintile for Class A shares and for the Select Class shares for the one year period. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and concluded that they were satisfied with the Advisor’s analysis of the Fund’s performance. The Trustees requested the Fund’s Advisor to review the Fund with the members of the Fixed Income sub-committee at each of their regular meetings over the course of the year.

The Trustees noted the Tax Aware Short-Intermediate Income Fund’s performance in the first and second quintiles for the Select Class shares for the one and three year periods, respectively, and that the independent consultant indicated that the overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Tax Aware U.S. Equity Fund’s performance in the second, fourth and fourth quintiles for the Class A shares and in the first, third and fourth quintiles for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and concluded that they were satisfied with the Advisor’s analysis of the Fund’s performance. The Trustees requested the Fund’s Advisor to review the Fund with the members of the Equity sub-committee at each of their regular meetings over the course of the year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes is summarized below:

The Trustees noted that the Tax Aware Disciplined Equity Fund’s net advisory fee for the Institutional Class shares was in the first quintile and the actual total expenses for the Institutional Class shares were in the first quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Tax Aware Enhanced Income Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the first quintile and the actual total expenses for the Class A shares and for the Select Class shares were in the second quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Tax Aware Large Cap Growth Fund’s net advisory fee for the Select Class shares was in the first quintile and the actual total expenses for the Select Class shares were in the second quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

82   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2007

The Trustees noted that the Tax Aware Real Return Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the second quintile and the actual total expenses for the Class A shares and for the Select Class shares were in the fourth quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Tax Aware Short-Intermediate Income Fund’s net advisory fee for the Select Class shares was in the second quintile and the actual total expenses for the Select Class shares were in the third quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Tax Aware U.S. Equity Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the second quintile and the actual total expenses for the Class A shares were in the second quintile and for the Select Class shares were in the third quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

OCTOBER 31, 2007        JPMORGAN TAX AWARE FUNDS   83

TAX LETTER
(Unaudited)

Certain tax information for the Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2007. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2007. The information necessary to complete your income tax returns for the calendar year ending December 31, 2007 will be received under separate cover.

Funds with Dividends Received Deductions (DRD)

The following represents the percentage of ordinary income distributions eligible for the 70% dividend received deduction for corporate shareholders for the fiscal year ended October 31, 2007:

Dividend Received Deduction
Tax Aware Disciplined Equity Fund	100.00%
Tax Aware Large Cap Growth Fund	100.00%
Tax Aware U.S. Equity Fund	100.00%

Long Term Capital Gain Designation — 15%

The Tax Aware U.S. Equity Fund hereby designates $5,306 as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended October 31, 2007 (amounts in thousands).

Qualified Dividend Income (QDI)

For the fiscal year ended October 31, 2007, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The following represents the amount of ordinary income distributions treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
Tax Aware Disciplined Equity Fund	$7,450
Tax Aware Large Cap Growth Fund	$91
Tax Aware U.S. Equity Fund	$5,817

Tax-Exempt Income

The following represents the percentage of distributions paid from net investment income that are exempt from federal income tax for the fiscal year ended October 31, 2007:

Exempt Distributions Paid
Tax Aware Enhanced Income Fund	81.80%
Tax Aware Real Return Fund	100.00%
Tax Aware Short-Intermediate Income	85.05%

84   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2007

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2007 All rights reserved. October 2007.	AN-TA-1007

ANNUAL REPORT OCTOBER 31, 2007

JPMorgan

Country/Region

Funds

JPMorgan Asia Equity Fund
JPMorgan China Region Fund
JPMorgan India Fund
JPMorgan Intrepid European Fund
JPMorgan Japan Fund
JPMorgan Latin America Fund
JPMorgan Russia Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Asia Equity Fund	2
JPMorgan China Region Fund	4
JPMorgan India Fund	6
JPMorgan Intrepid European Fund	8
JPMorgan Japan Fund	10
JPMorgan Latin America Fund	12
JPMorgan Russia Fund	14
Schedules of Portfolio Investments	16
Financial Statements	34
Financial Highlights	50
Notes to Financial Statements	62
Report of Independent Registered Public Accounting Firm	71
Trustees	72
Officers	74
Schedule of Shareholder Expenses	75
Board Approval of Investment Advisory Agreements	78
Tax Letter	81

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
NOVEMBER 12, 2007 (Unaudited)

Dear Shareholder:

We are pleased to present this annual report for certain JPMorgan Country/Region Funds. Inside, you’ll find information detailing performance of the Funds for the period ended October 31, 2007, along with reports from the portfolio managers.

“Interest rate fears and mounting weakness in the U.S. sub-prime mortgage market hurt sentiment and led to weaker stock performance in the summer months.”

International stocks rose

Healthy economic growth, solid corporate profitability and contained inflation fueled strong global stock market gains for the 12-month period. For the most part, international stocks were bolstered by investors with relatively robust risk appetites.

Developed foreign and emerging stock markets outperformed U.S. markets. The S&P 500 Index returned 14.56% for the 12-month period, while the MSCI EAFE and MSCI Emerging Markets Indexes gained 24.91% and 68.33%, respectively.

U.S. credit crisis sparks volatility

Solid returns somewhat masked bouts of strong volatility that emerged during the year. In particular, U.S.-centered events in the second half of the period rattled the international markets’ confidence, primarily among developed nations. Interest rate fears and mounting weakness in the U.S. sub-prime mortgage market hurt sentiment and led to weaker stock performance in the summer months.

Liquidity concerns, both in secondary credit and interbank markets, prompted central banks globally to take a series of corrective measures, most notably in the shape of large reserve injections by the Federal Reserve (Fed), European Central Bank, Bank of Japan and, eventually, the Bank of England. Collectively, this action helped restore confidence in international equity markets, and performance rebounded from the summer’s doldrums.

Emerging markets unfazed by credit concerns

The emerging markets, on the other hand, remained largely unscathed by the U.S. credit crunch. The resilience of the emerging markets was surprising in light of expectations that a tightening credit market would work against high-risk assets. The fact that investors paid more attention to the underlying fundamentals than to events in the credit markets and worries of a downturn in U.S. demand may suggest that the asset class no longer represents a leveraged play on developed world growth.

Nevertheless, we are careful not to extrapolate this too far. It’s difficult to believe that Chinese and Indian demand growth will absorb all the slack from a downturn in U.S. demand. In addition, a concurrent weakening in the dollar would reduce commodity earnings in local currency terms. Meanwhile, price-to-earnings and price-to-book valuations appear a bit rich. Although we are impressed by the asset class’s performance in recent months, we remain reluctant to increase our current weighting beyond neutral.

Equity outlook favors U.S., Asia

Looking ahead, the U.S. and Asia stock markets offer the most direct play on U.S. Fed policy. Within these markets, large-cap stocks and Hong Kong issues merit attention. We also remain optimistic toward Europe, particularly France, Germany and the U.K.

Global environment may help prevent U.S. recession

With demand growth persistently sluggish in Japan, and interest rate expectations pared back due to growth concerns in Europe and the U.K., activity in the countries that comprise approximately 70% of global gross domestic product (GDP) is likely to be lackluster.

Nevertheless, with global inflation contained and central banks likely to act decisively, we have a degree of comfort that a cyclical moderation need not end in recession. In addition, developed market valuations currently appear reasonable, which ultimately should be positive for equities, notwithstanding potential volatility in the interim.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

OCTOBER 31, 2007        JPMORGAN COUNTRY/REGION FUNDS   1

JPMorgan Asia Equity Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2007 (Unaudited)

FUND FACTS

Fund Inception	November 1, 2001
Fiscal Year End	October 31
Net Assets as of 10/31/2007 (In Thousands)	$1,754,709
Primary Benchmark*	MSCI All Country Asia (ex Japan) Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Asia Equity Fund, which seeks total return from long-term capital growth**, returned 86.43%*** (Class A Shares, no sales charge) over the 12 months ended October 31, 2007, compared to the 72.69% return for the MSCI All Country Asia (ex Japan) Index over the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due primarily to stock selection in Hong Kong, Korea and Taiwan. At the individual stock level, an overweight in Hong Kong Exchanges & Clearing Ltd. contributed to performance. The company benefited from abundant liquidity flowing into the Greater China region and rising trade volumes on the Hong Kong stock market. In addition, the company’s shares rose after the Hong Kong government increased its stake in the company. An overweight in Doosan Heavy Industries and Construction Co. Ltd. was another top contributor. The company benefited from increased orders, particularly from the Middle East, which led it to revise its earnings projections upward. An overweight in MediaTek Inc. also helped returns. The company continued to increase its market share as a leading chipset supplier to Chinese handset makers. Strong growth in the Chinese handset market — over six million new subscribers per month — led to a strong improvement in earnings.

On the negative side, stock selection in China, particularly an underweight in the energy sector, detracted from performance. At the individual stock level, FU JI Food & Catering Services Holdings Ltd. hurt returns. The company’s earnings were hurt by rising food prices. An overweight in Kalbe Farma, an Indonesian pharmaceutical company, was also a top detractor. The stock was flat during the period because of concerns about further price controls by Indonesia pharmaceutical regulators. Investors also worried that regulators would soon allow the importation of generic drugs to maintain low prices of pharmaceuticals. Hana Financial Group Inc. also negatively impacted performance due to lackluster earnings.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund’s strategy remained broad and tended to overweight stocks in countries exposed to regional domestic demand. It was overweight in China, India and Indonesia, with an emphasis on consumer, infrastructure and asset reflation stocks. It remained underweight in countries that are largely dependent on exports, such as Taiwan. We remain underweight in defensive sectors, such as utilities. There were other Asian companies that had similar dividend yields as the utility sector, but were less expensive and had better growth prospects.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****

1.	China Mobile Ltd. (Hong Kong)	4.9%
2.	Reliance Industries Ltd. GDR (India)	4.2
3.	ICICI Bank Ltd. ADR (India)	4.1
4.	Larsen & Toubro Ltd. GDR (India)	4.0
5.	China Construction Bank Corp., Class H (China)	3.4
6.	China Life Insurance Co., Ltd., Class H (China)	3.2
7.	Doosan Heavy Industries and Construction Co., Ltd. (South Korea)	3.0
8.	Cheung Kong Holdings Ltd. (Hong Kong)	2.3
9.	Daelim Industrial Co. (South Korea)	2.3
10.	Hong Kong Exchanges & Clearing Ltd. (Hong Kong)	2.0

PORTFOLIO COMPOSITION BY COUNTRY****

Hong Kong	20.3%
China	19.0
India	15.1
South Korea	15.1
Taiwan	9.1
Indonesia	8.3
Singapore	5.6
Thailand	3.0
Malaysia	2.9
Mauritius	1.6

*	Effective February 28, 2007, the Fund’s benchmark changed from the MSCI All Country Far East (ex Japan) to the MSCI All Country Asia (ex Japan).

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

****	Percentages indicated are based upon total investments as of October 31, 2007. The Fund’s composition is subject to change.

2   JPMORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	11/1/01
Without Sales Charge		86.43%	30.71%	23.13%
With Sales Charge*		76.67	29.30	22.03
SELECT CLASS SHARES	6/28/02	86.90	31.03	23.41
INSTITUTIONAL CLASS SHARES	6/28/02	87.16	31.24	23.57

*	Sales Charge for Class A Shares is 5.25%.

LIFE OF FUND PERFORMANCE (11/1/01 TO 10/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 1, 2001.

Returns for the Institutional Class and Select Class Shares prior to their inception date are based on the performance of the Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Asia Equity Fund, MSCI All Country Asia (ex Japan) Index, MSCI All Country Far East (ex Japan) Index and Lipper Pacific Region (ex Japan) Funds Index from November 1, 2001 to October 31, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the indices reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the MSCI All Country Asia (ex Japan) Index and the MSCI All Country Far East (ex Japan) Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmarks. The performance of the Lipper Pacific Region (ex Japan) Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI All Country Far East (ex Japan) Index and MSCI All Country Asia (ex Japan) Index are free float-adjusted market capitalization indices that are designed to measure equity market performance in the Far East and Asia, respectively, excluding Japan. The Lipper Pacific Region (ex Japan) Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2007        JPMORGAN COUNTRY/REGION FUNDS   3

JPMorgan China Region Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2007 (Unaudited)

FUND FACTS

Fund Inception	February 28, 2007
Fiscal Year End	October 31
Net Assets as of 10/31/2007 (In Thousands)	$56,948
Primary Benchmark	MSCI Golden Dragon Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan China Region Fund, which seeks long-term capital growth*, returned 75.20%** (Select Class Shares) for the since-inception period ended October 31, 2007, compared to the 61.90% return for the MSCI Golden Dragon Index over the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due primarily to stock selection in China, Hong Kong and Taiwan. At the individual stock level, China COSCO Holdings Co. Ltd. contributed to performance. The company’s shares rose due to increased shipping rates (Baltic Dry Index). Additionally, the company benefited from asset injection from its parent company at a favorable level. An overweight in Hong Kong Exchanges & Clearing Ltd. was another top contributor. The company benefited from abundant liquidity flowing into the Greater China region and rising trade volumes on the Hong Kong stock market. In addition, the company’s shares rose after the Hong Kong government increased its stake in the company. An overweight in MediaTek Inc. also helped returns. The company continued to increase its market share as a leading chipset supplier to Chinese handset makers. Strong growth in the Chinese handset market — over six-million new subscribers per month — led to a strong improvement in earnings.

On the negative side, stock selection in China, particularly an underweight in the energy sector, detracted from performance. At the individual stock level, shares of CNOOC Ltd. rose in sync with oil prices, but our positioning mitigated its impact on the Fund. An overweight in Cathay Financial Holdings Co. Ltd. was also a top detractor. The company shares were hurt by a lackluster domestic economy in Taiwan, with little evidence of a pick-up in domestic consumer confidence or bank lending. An overweight in Vanguard International Semiconductor Corp. also hurt returns. The stock was hurt by concerns that the company’s earnings would be hit by the U.S. consumer slowdown, as it is a rather large exporter from the U.S.

Q:	HOW WAS THE FUND MANAGED?

A:	Economic fundamentals remained conducive for us to continue our long-term positive view on China. In particular, we favored domestic consumption plays that we thought would be multi-year stories. The Fund’s core strategy remained unchanged, as we continued to emphasize domestic economic themes, including property, retail and commercial banking stocks. In Taiwan, we selectively reduced our weightings in a number of technology stocks — particularly those with a larger exposure to the U.S. consumer — while balancing our holdings among the leading companies in the chemical, cement and financial spaces. Relatively cheap valuations and positive news flow in the run-up to the presidential election season should continue to underpin the market, as economy-boosting measures are introduced in the pre-election period. In Hong Kong, strong demand for China exposure and liquidity flows supported our positive short-term view.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	China Mobile Ltd. (Hong Kong)	9.7%
2.	China Life Insurance Co., Ltd., Class H (China)	6.4
3.	Cheung Kong Holdings Ltd. (Hong Kong)	4.4
4.	Hong Kong Exchanges & Clearing Ltd. (Hong Kong)	4.2
5.	China Construction Bank Corp., Class H (China)	4.1
6.	HON HAI Precision Industry Co., Ltd. (Taiwan)	3.7
7.	China Merchants Bank Co., Ltd., Class H (China)	3.2
8.	CNOOC Ltd. (Hong Kong)	3.2
9.	China COSCO Holdings Co., Ltd., Class H (China)	3.1
10.	China Petroleum & Chemical Corp., Class H (China)	2.8

PORTFOLIO COMPOSITION BY COUNTRY***

Hong Kong	39.4%
China	37.5
Taiwan	23.1

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of October 31, 2007. The Fund’s composition is subject to change.

4   JPMORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2007

TOTAL RETURNS AS OF OCTOBER 31, 2007

	INCEPTION DATE OF CLASS	SINCE INCEPTION
CLASS A SHARES	2/28/07
Without Sales Charge		74.93%
With Sales Charge*		65.76
CLASS C SHARES	2/28/07
Without CDSC		74.33
With CDSC**		73.33
CLASS R5 SHARES***	2/28/07	75.47
SELECT CLASS SHARES	2/28/07	75.20

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 1% CDSC (contingent deferred sales charge) for the one year period.

***	Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.

LIFE OF FUND PERFORMANCE (2/28/07 TO 10/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2007.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan China Region Fund, the MSCI Golden Dragon Index and the Lipper China Region Funds Average from February 28, 2007 to October 31, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI Golden Dragon Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of securities included in the benchmark. The performance of the Lipper China Region Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI Golden Dragon Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the China region. The Lipper China Region Funds Average represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2007        JPMORGAN COUNTRY/REGION FUNDS   5

JPMorgan India Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2007 (Unaudited)

FUND FACTS

Fund Inception	May 1, 2007
Fiscal Year End	October 31
Net Assets as of 10/31/2007 (In Thousands)	$57,265
Primary Benchmark	MSCI India Index

Q:	How did the Fund perform?

A:	The JPMorgan India Fund, which seeks long-term capital growth*, returned 39.33%** (Select Class Shares) for the since-inception period ended October 31, 2007, compared to the 41.74% return for the MSCI India Index over the same period.

Q:	Why did the Fund perform this way?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the energy, materials and telecommunication sectors. At the individual stock level, an underweight in Reliance Industries Ltd. detracted from performance. The company received strong news flow about its non-core businesses after announcing that it would invest significantly in oil exploration and production, but our positioning mitigated its impact on the Fund. An overweight in Bharti Airtel Ltd. also hurt returns. The company’s performance was lackluster in comparison to the preceding 12 months when the stock had doubled. An overweight in ACC Ltd. also negatively impacted performance. Investors expressed concern about the company’s pricing power and margin trends.

On the positive side, stock selection in the industrials and information technology sectors contributed to performance. At the individual stock level, an overweight in Bharat Heavy Electricals Ltd. supported positive performance. The company’s earnings outlook was enhanced by strong order trends for infrastructure companies. Larsen & Toubro Ltd., a capital equipment company, was another top contributor. The company’s shares were helped by strong infrastructure-related growth in earnings. An underweight in Infosys Technologies Ltd. also helped returns. The stock was hurt by a stronger rupee and volatility in the U.S. markets, which impacted earnings.

Q:	How was the Fund managed?

A:	Momentum in the economy remained strong, and inflationary pressures eased. Valuations were not particularly demanding, which we viewed as positive. On the margin, we reduced the Fund’s exposure to the technology sector and added to interest rate-sensitive sectors, such as financials and property. We maintained the Fund’s long-standing overweight in structural growth sectors, such as infrastructure and consumer discretionary.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Reliance Industries Ltd.	16.7%
2.	ICICI Bank Ltd.	8.9
3.	Larsen & Toubro Ltd.	6.2
4.	HDFC Bank Ltd.	5.5
5.	Bharat Heavy Electricals Ltd.	4.8
6.	Reliance Communications Ltd.	4.4
7.	Housing Development Finance Corp., Ltd.	4.2
8.	Bharti Airtel Ltd.	4.1
9.	Steel Authority of India Ltd.	2.5
10.	DLF Ltd.	2.3

PORTFOLIO COMPOSITION BY SECTOR***

Financials	29.4%
Industrials	20.8
Energy	18.7
Telecommunication Services	8.5
Materials	7.9
Utilities	4.7
Information Technology	4.5
Consumer Discretionary	2.7
Health Care	1.7
Consumer Staples	1.1

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of October 31, 2007. The Fund’s composition is subject to change.

6   JPMORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2007

TOTAL RETURNS AS OF OCTOBER 31, 2007

	INCEPTION DATE OF CLASS	SINCE INCEPTION
CLASS A SHARES	5/1/07
Without Sales Charge		39.13%
With Sales Charge*		31.84
CLASS C SHARES	5/1/07
Without CDSC		38.80
With CDSC**		37.80
CLASS R5 SHARES***	5/1/07	39.47
SELECT CLASS SHARES	5/1/07	39.33

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 1% CDSC (contingent deferred sales charge) for the one year period.

***	Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.

LIFE OF FUND PERFORMANCE (5/1/07 TO 10/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 1, 2007.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan India Fund and the MSCI India Index from May 1, 2007 to October 31, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI India Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of securities included in the benchmark. The MSCI India Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in India. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically or economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2007        JPMORGAN COUNTRY/REGION FUNDS   7

JPMorgan Intrepid European Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2007 (Unaudited)

FUND FACTS

Fund Inception	November 2, 1995
Fiscal Year End	October 31
Net Assets as of 10/31/2007 (In Thousands)	$1,162,135
Primary Benchmark	MSCI Europe Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Intrepid European Fund, which seeks total return from long-term capital growth*, returned 30.75%** (Class A Shares, no sales charge) over the 12 months ended October 31, 2007, compared to the 27.96% return for the MSCI Europe Index over the same period. Total return consists of capital growth and current income.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due primarily to stock selection in the commercial bank, electronic equipment and technology hardware sectors. At the individual stock level, an overweight in Smit Internationale N.V., a marine salvage company, contributed to performance. The company experienced strong earnings growth and repaired its damaged ships and oil platforms in the Gulf of Mexico. An overweight in Fugro N.V., a specialist geological data company, was another top contributor. The company benefited from first-half results that exceeded market expectations. An underweight in Novartis AG, a Swiss pharmaceutical company, also helped returns. The company was forced to take a substantial write-off due to regulatory issues with some of its drugs, but our underweight positioning mitigated the stock’s impact on performance.

On the negative side, stock selection in the beverage, mining and general industrials sectors detracted from performance. At the individual stock level, an overweight in C&C Group plc, an Irish beverage maker, hurt returns. The company’s profits fell significantly, as poor summer weather in the U.K. and increased competition damaged sales of its Magner’s Cider brand. An underweight in Rio Tinto plc was also a top detractor. The company’s shares were boosted by strong commodity prices and hopes for further consolidation in the sector following its purchase of Alcan. An underweight in Nestle S.A., the world’s largest food and bottled water company, also negatively impacted performance. The company released better-than-expected first-half results and announced share buyback plans.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund’s disciplined investment process sought to invest in the best European growth and value stocks. Risk was managed by holding 50+ stocks and by ensuring that the Fund had positive exposure to both growth and value compared to the broad market.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Nokia OYJ (Finland)	2.3%
2.	Vodafone Group plc (United Kingdom)	2.3
3.	Telefonica S.A. (Spain)	2.2
4.	Banco Santander S.A. (Spain)	2.1
5.	Royal Dutch Shell plc, Class B (Netherlands)	2.0
6.	Nestle S.A. (Switzerland)	1.8
7.	E.ON AG (Germany)	1.7
8.	HSBC Holdings plc (United Kingdom)	1.5
9.	DaimlerChrysler AG (Germany)	1.5
10.	BHP Billiton plc (United Kingdom)	1.4

PORTFOLIO COMPOSITION BY COUNTRY***

United Kingdom	20.7%
Germany	15.9
France	10.2
Netherlands	9.5
Switzerland	8.0
Spain	5.7
Italy	5.1
Finland	4.4
Greece	2.8
Norway	2.4
Belgium	2.2
Denmark	1.9
Sweden	1.9
Luxembourg	1.3
Other (less than 1.0%)	1.5
Short-Term Investment	6.5

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of October 31, 2007. The Fund’s composition is subject to change.

8   JPMORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	11/2/95
Without Sales Charge		30.75%	27.84%	15.55%
With Sales Charge*		23.90	26.48	14.93
CLASS B SHARES	11/3/95
Without CDSC		30.16	27.16	14.93
With CDSC**		25.16	27.01	14.93
CLASS C SHARES	11/1/98
Without CDSC		30.11	27.16	14.80
With CDSC***		29.11	27.16	14.80
SELECT CLASS SHARES	9/10/01	31.11	28.19	15.73
INSTITUTIONAL CLASS SHARES	9/10/01	31.34	28.58	15.97

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/97 TO 10/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 2, 1995.

Returns for Select Class Shares and Institutional Class Shares prior to their inception date are based on the performance of Class A Shares.

The performance of Class C Shares is based on the performance of Class B Shares of the Fund. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Intrepid European Fund, MSCI Europe Index, and Lipper European Funds Index from October 31, 1997 to October 31, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the MSCI Europe Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper European Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI Europe Index is a replica (or model) of the performance of the European equity markets. The Lipper European Funds Index represents the total returns of the funds in the indicated category, defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2007        JPMORGAN COUNTRY/REGION FUNDS   9

JPMorgan Japan Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2007 (Unaudited)

FUND FACTS

Fund Inception	November 2, 1995
Fiscal Year End	October 31
Net Assets as of 10/31/2007 (In Thousands)	$58,807
Primary Benchmark	MSCI Japan Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Japan Fund, which seeks total return from long-term capital growth*, returned –0.10%** (Class A Shares, no sales charge) over the 12 months ended October 31, 2007, compared to the 4.84% return for the MSCI Japan Index over the same period. Total return consists of capital growth and current income.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the real estate, pharmaceutical and technology sectors. At the individual stock level, Japan General Estate Co. Ltd. detracted from performance. The company’s shares fell due to concerns about the regulatory environment for real estate stocks in Japan. An overweight in Sumitomo Mitsui Financial Group Inc. also hurt returns. The company’s shares fell due to poor loan growth and earnings numbers. The domestic economy in Japan continued to be sluggish and consumer confidence remained poor, leading to poor trends in the banking sector. Ricoh Co. Ltd. also negatively impacted performance. The stock fell after the company revised its earnings downward due to a stronger yen and poor export orders.

On the positive side, stock selection in the capital goods, semiconductor and diversified financial sectors contributed to performance. At the individual stock level, Furuno Electric Co. Ltd., a manufacturer of marine equipment, supported positive performance. The company’s shares rose due to increased orders for specialist equipment. KDDI Corp. Ltd. was another top contributor. The company’s shares rose due to strong cash flow generation and the prospect of an increased dividend payout. Mitsui & Co. Ltd. also helped returns. The company benefited from rising commodity prices.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund added new positions and increased existing positions in the trading company, shipping, construction machinery and engineering sectors. These sectors looked promising because of a healthy combination of double-digit earnings momentum and relatively attractive valuations. Overall, there was no change in the structure of Fund strategy, which still emphasized stock ideas exhibiting strong earnings growth, undervaluation and potential to benefit from domestic economic recovery.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Toyota Motor Corp.	3.9%
2.	Mitsui & Co., Ltd.	3.5
3.	Mitsubishi Corp.	2.9
4.	Honda Motor Co., Ltd.	2.7
5.	Nissan Motor Co., Ltd.	2.7
6.	Ricoh Co., Ltd.	2.5
7.	Takeda Pharmaceutical Co., Ltd.	2.1
8.	Sumitomo Corp.	2.1
9.	Chimney Co., Ltd.	2.0
10.	KDDI Corp.	1.9

PORTFOLIO COMPOSITION BY SECTOR***

Consumer Discretionary	26.6%
Industrials	19.3
Financials	19.2
Information Technology	13.6
Materials	11.5
Telecommunication Services	3.5
Health Care	3.2
Energy	1.6
Consumer Staples	1.5

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of October 31, 2007. The Fund’s composition is subject to change.

10   JPMORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	11/2/95
Without Sales Charge		(0.10)%	17.43%	0.92%
With Sales Charge*		(5.33)	16.14	0.37
CLASS B SHARES	11/3/95
Without CDSC		(0.66)	16.70	0.36
With CDSC**		(5.66)	16.48	0.36
CLASS C SHARES	2/28/06
Without CDSC		(0.66)	16.67	0.24
With CDSC***		(1.66)	16.67	0.24
SELECT CLASS SHARES	2/28/06	0.19	17.49	0.95

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/97 TO 10/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 2, 1995.

The performance of Class C Shares is based on the performance of Class B Shares of the Fund. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

Returns for Select Class Shares prior to its inception date are based on the performance of Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Japan Fund, MSCI Japan Index, Tokyo Stock Exchange (Topix) 1st Section Index and Lipper Japan Funds Average from October 31, 1997 to October 31, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the MSCI Japan Index and Tokyo Stock Exchange (Topix) 1st Section Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Japan Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI Japan Index is a replica (or model) of the performance of the Japan Equity Markets. The Tokyo Stock Exchange (Topix) 1st Section Index, also known as the Tokyo Price Index, is an unmanaged capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange. The Lipper Japan Funds Average represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2007        JPMORGAN COUNTRY/REGION FUNDS   11

JPMorgan Latin America Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2007 (Unaudited)

FUND FACTS

Fund Inception	February 28, 2007
Fiscal Year End	October 31
Net Assets as of 10/31/2007 (In Thousands)	$9,284
Primary Benchmark	MSCI EM Latin America Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Latin America Fund, which seeks long-term capital growth*, returned 54.07%** (Select Class Shares) for the since inception period ended October 31, 2007, compared to the 59.07% return for the MSCI EM Latin America Index over the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection rather than any broad or sector-based theme. At the individual stock level, Grupo Financiero Banorte S.A. de C.V. detracted from performance. The company’s shares were impaired by concerns of a slowdown in the U.S., which could have leaked into the Mexican economy, particularly domestic consumption and savings.

An underweight in Cia Vale do Rio Doce also hurt returns. The stock was driven by demand for materials, particularly iron ore, but we did not own enough of the stock for the Fund to benefit. An underweight in Petroleo Brasileiro S.A. also negatively impacted performance. The company benefited significantly from higher energy prices.

At the individual stock level, an underweight in Wal-Mart de Mexico S.A.B. de C.V. supported positive performance. The stock was driven down by concerns of a slowdown in Mexican domestic consumption. MMX Mineracao e Metalicos S.A. was also a top contributor. The company’s shares were driven higher by increased demand for iron ore. Redecard S.A. also helped returns. Strong growth in credit card transactions led to the stock’s solid performance.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund was managed using an active, diversified strategy in which portfolio construction was focused on the highest conviction ideas, which are found at the stock level. The Fund held approximately 55 of the most promising investment opportunities identified by our network of analysts. The index was then used as a benchmark against which risk exposures could be monitored and managed. Security weightings were determined by a bottom-up stock selection process. Both sector and country weightings were residuals of stock selection.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Petroleo Brasileiro S.A. ADR (Brazil)	13.6%
2.	America Movil S.A.B. de C.V., Series L, ADR (Mexico)	10.1
3.	Cia Vale do Rio Doce ADR (Brazil)	9.5
4.	Banco Itau Holding Financeira S.A. (Brazil)	5.3
5.	Cemex S.A.B. de C.V. ADR (Mexico)	4.7
6.	Unibanco — Uniao de Bancos Brasileiros S.A. GDR (Brazil)	2.8
7.	Cyrela Brazil Realty S.A. (Brazil)	2.3
8.	Usinas Siderurgicas de Minas Gerais S.A., Series A (Brazil)	2.3
9.	Cia de Bebidas das Americas ADR (Brazil)	2.2
10.	Grupo Financiero Banorte S.A.B. de C.V. (Mexico)	2.2

PORTFOLIO COMPOSITION BY COUNTRY***

Brazil	65.2%
Mexico	25.4
Chile	2.9
Luxembourg	2.7
Argentina	1.6
Other (less than 1.0%)	2.2

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of October 31, 2007. The Fund’s composition is subject to change.

12   JPMORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2007

TOTAL RETURNS AS OF OCTOBER 31, 2007

	INCEPTION DATE OF CLASS	SINCE INCEPTION
CLASS A SHARES	2/28/07
Without Sales Charge		53.80%
With Sales Charge*		45.74
CLASS C SHARES	2/28/07
Without CDSC		53.27
With CDSC**		52.27
CLASS R5 SHARES***	2/28/07	54.27
SELECT CLASS SHARES	2/28/07	54.07

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 1% CDSC (contingent deferred sales charge) for the one year period.

***	Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.

LIFE OF FUND PERFORMANCE (2/28/07 TO 10/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2007.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Latin America Fund, the MSCI EM Latin America Index and the Lipper Latin American Funds Average from February 28, 2007 to October 31, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EM Latin America Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of securities included in the benchmark. The performance of the Lipper Latin American Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EM Latin American Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance in Latin America. The Lipper Latin American Funds Average represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2007        JPMORGAN COUNTRY/REGION FUNDS   13

JPMorgan Russia Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2007 (Unaudited)

FUND FACTS

Fund Inception	February 28, 2007
Fiscal Year End	October 31
Net Assets as of 10/31/2007 (In Thousands)	$7,951
Primary Benchmark	MSCI Russia Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Russia Fund, which seeks long-term capital growth*, returned 29.60%** (Select Class Shares) for the since inception period ended October 31, 2007, compared to the 25.60% return for the MSCI Russia Index over the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due primarily to stock selection rather than any broad or sector-based theme. At the individual stock level, both Mechel and MMC Norilsk Nickel contributed to performance. These companies benefited from increased demand for materials. Evraz Group S.A. also helped returns. The stock was boosted by strong demand for iron ore.

On the downside, select holdings detracted from performance. At the individual stock level, Kazkommertsbank hurt returns. The company’s reliance on debt markets and global credit concerns depressed its shares. AMTEL Vredestein N.V., a Russian tire manufacturer and retailer, was also a top detractor. The company announced disappointing third-quarter earnings due primarily to declining retail sales. Sitronics, a telecommunications company, also negatively impacted performance. The company reported first-quarter earnings that were below analysts expectations.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund was managed using an active, concentrated strategy in which portfolio construction was focused on the highest conviction ideas, which were found at the stock level. The Fund held approximately 35 of the most promising investment opportunities identified by our network of analysts. The index was then used as a benchmark against which risk exposures were monitored and managed. Security weightings were determined by a bottom-up stock selection process. Both sector and country weightings were residuals of stock selection.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Sberbank	12.5%
2.	MMC Norilsk Nickel ADR	8.7
3.	Unified Energy System GDR	6.9
4.	Mechel ADR	6.6
5.	Open Investments	5.5
6.	Sistema JSFC GDR	5.0
7.	Dragon Oil plc (Ireland)	3.6
8.	Comstar United Telesystems GDR, Reg. S	3.5
9.	Severstal GDR	3.3
10.	Magnitogorsk Iron & Steel Works GDR	3.0

PORTFOLIO COMPOSITION BY SECTOR***

Materials	30.5%
Financials	24.4
Telecommunication Services	8.6
Energy	7.5
Utilities	7.3
Consumer Discretionary	4.5
Consumer Staples	3.5
Information Technology	2.8
Industrials	2.5
Health Care	1.6
Short-Term Investment	6.8

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of October 31, 2007. The Fund’s composition is subject to change.

14   JPMORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2007

TOTAL RETURNS AS OF OCTOBER 31, 2007

	INCEPTION DATE OF CLASS	SINCE INCEPTION
CLASS A SHARES	2/28/07
Without Sales Charge		29.33%
With Sales Charge*		22.55
CLASS C SHARES	2/28/07
Without CDSC		28.93
With CDSC**		27.93
CLASS R5 SHARES***	2/28/07	29.73
SELECT CLASS SHARES	2/28/07	29.60

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 1% CDSC (contingent deferred sales charge) for the one year period.

***	Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.

LIFE OF FUND PERFORMANCE (2/28/07 TO 10/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2007.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Russia Fund, the MSCI Russia Index and the Lipper Emerging Markets Funds Index from February 28, 2007 to October 31, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI Russia Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of securities included in the benchmark. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI Russia Index is a capitalization weighted index that monitors the performance of stocks from the country of Russia. The Lipper Emerging Markets Funds Index represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2007        JPMORGAN COUNTRY/REGION FUNDS   15

JPMorgan Asia Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 96.2%
	Common Stocks — 96.2%
	China — 18.3%
19,000	Belle International Holdings Ltd.	30,823
50,000	China Construction Bank Corp., Class H	56,843
7,000	China High Speed Transmission Equipment Group Co., Ltd. (a)	16,962
8,000	China Life Insurance Co., Ltd., Class H	53,400
5,500	China National Building Material Co., Ltd., Class H	24,381
5,000	China Sky Chemical Fibre Co., Ltd.	8,285
4,800	FU JI Food and Catering Services Holdings Ltd.	12,158
3,057	Greentown China Holdings Ltd.	6,536
3,800	Guangzhou R&F Properties Co., Ltd., Class H	20,006
20,000	Industrial & Commercial Bank of China, Class H	19,102
7,500	Shimao Property Holdings Ltd.	26,851
14,666	Synear Food Holdings Ltd.	24,106
10,000	Yanzhou Coal Mining Co., Ltd., Class H	21,555
		321,008
	Hong Kong — 19.6%
13,992	AMVIG Holdings Ltd.	19,539
2,000	Cheung Kong Holdings Ltd.	39,231
4,000	China Mobile Ltd.	82,694
9,000	China Overseas Land & Investment Ltd.	21,542
1,000	Esprit Holdings Ltd.	16,701
5,500	Hang Lung Properties Ltd.	26,461
1,000	Hong Kong Exchanges & Clearing Ltd.	33,383
20,000	Huabao International Holdings Ltd.	19,069
3,400	Kerry Properties Ltd.	29,574
12,000	Nine Dragons Paper Holdings Ltd.	32,506
10,000	Pacific Basin Shipping Ltd.	22,404
		343,104
	India — 14.6%
750	Bharti Airtel Ltd. (a)	19,313
100	HDFC Bank Ltd. ADR	13,900
1,000	ICICI Bank Ltd. ADR	69,440
630	Larsen & Toubro Ltd. GDR	67,914
601	Reliance Industries Ltd. GDR (e)	85,063
		255,630
	Indonesia — 7.9%
36,000	Bank Rakyat Indonesia	31,085
50,000	Bumi Resources TBK PT	26,803
70,000	Indofood Sukses Makmur TBK PT	17,142
22,500	Indosat TBK PT	21,686
65,000	Kalbe Farma TBK PT	9,802
27,000	United Tractors TBK PT	32,925
		139,443
	Malaysia — 2.8%
6,000	Berjaya Sports Toto BHD	9,214
7,000	Genting BHD	17,423
10,000	IOI Corp. BHD	22,814
		49,451
	Mauritius — 1.5%
22,000	Golden Agri-Resources Ltd.	26,931
	Singapore — 5.4%
5,900	CapitaLand Ltd.	33,219
13,000	Olam International Ltd.	31,746
7,000	SembCorp Industries Ltd.	28,914
		93,879
	South Korea — 14.5%
17	Amorepacific Corp.	16,242
175	Daelim Industrial Co.	38,456
500	Digitech Systems Co., Ltd. (a)	11,130
275	Doosan Heavy Industries and Construction Co., Ltd.	50,778
500	Hana Financial Group, Inc.	25,306
1,000	Kangwon Land, Inc.	26,814
300	LG Corp.	27,453
300	LG Electronics, Inc.	31,545
200	Samsung Engineering Co., Ltd.	26,938
		254,662
	Taiwan — 8.7%
10,560	Asia Cement Corp.	17,255
7,000	Delta Electronics, Inc.	28,337
3,500	HON HAI Precision Industry Co., Ltd.	26,837
5,068	InnoLux Display Corp.	23,760
1,045	MediaTek, Inc.	20,679
7,000	Taiwan Fertilizer Co., Ltd.	18,073
25,000	Yuanta Financial Holding Co., Ltd. (a)	18,588
		153,529
	Thailand — 2.9%
5,000	PTT Exploration & Production pcl, Foreign Shares	23,834
2,200	PTT pcl, Foreign Shares	27,189
		51,023
	Total Common Stocks (Cost $1,237,341)	1,688,660

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2007

NO. OF WARRANTS	SECURITY DESCRIPTION	VALUE($)
	Warrant — 0.0% (g)
	Hong Kong — 0.0% (g)
417	China Overseas Land & Investment Ltd., expires 08/27/08 (Strike Price $12.50) (a) (Cost $—)	347
	Total Investments — 96.2% (Cost $1,237,341)	1,689,007
	Other Assets in Excess of Liabilities — 3.8%	65,702
	NET ASSETS — 100.0%	$1,754,709

Percentages indicated are based on net assets.

Summary of Investments By Industry, October 31, 2007

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	12.8%
Real Estate Management & Development	12.0
Construction & Engineering	10.9
Oil, Gas & Consumable Fuels	10.9
Wireless Telecommunication Services	6.0
Food Products	5.4
Hotels, Restaurants & Leisure	3.9
Industrial Conglomerates	3.3
Electronic Equipment & Instruments	3.3
Insurance	3.2
Diversified Financial Services	3.0
Specialty Retail	2.8
Construction Materials	2.5
Computers & Peripherals	2.1
Machinery	2.0
Food & Staples Retailing	1.9
Household Durables	1.9
Paper & Forest Products	1.9
Diversified Telecommunication Services	1.3
Marine	1.3
Containers & Packaging	1.2
Semiconductors & Semiconductor Equipment	1.2
Distributors	1.1
Chemicals	1.0
Electrical Equipment	1.0
Personal Products	1.0
Other (less than 1.0%)	1.1

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN COUNTRY/REGION FUNDS   17

JPMorgan China Region Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 93.9% (l)
	Common Stocks — 91.2%
	China — 35.2%
376	Air China Ltd., Class H	574
246	Ajisen China Holdings Ltd. (a)	354
22	Alibaba.com Ltd. (a)	38
100	Angang Steel Co., Ltd., Class H	368
358	Belle International Holdings Ltd.	581
1,907	China Construction Bank Corp., Class H	2,168
369	China COSCO Holdings Co., Ltd., Class H	1,647
514	China Life Insurance Co., Ltd., Class H	3,431
336	China Merchants Bank Co., Ltd., Class H	1,730
188	China National Building Material Co., Ltd., Class H	833
928	China Petroleum & Chemical Corp., Class H	1,478
220	China Shenhua Energy Co., Ltd., Class H	1,414
6	Ctrip.com International Ltd. ADR	329
11	E-House China Holdings Ltd. ADR (a)	393
176	Guangzhou R&F Properties Co., Ltd., Class H	927
283	Intime Department Store Group Co., Ltd. (a)	260
52	Parkson Retail Group Ltd.	593
180	Shanghai Zhenhua Port Machinery Co., Class B	617
188	Shimao Property Holdings Ltd.	673
179	Soho China Ltd. (a)	231
108	Tencent Holdings Ltd.	926
60	Yantai Changyu Pioneer Wine Co., Class B	441
		20,006
	Hong Kong — 34.3%
212	Aluminum Corp. of China Ltd., Class H	605
121	Cheung Kong Holdings Ltd.	2,366
252	China Mobile Ltd.	5,205
189	China Resources Power Holdings Co.	708
780	CNOOC Ltd.	1,686
57	Esprit Holdings Ltd.	954
225	Hang Lung Properties Ltd.	1,082
67	Hong Kong Exchanges & Clearing Ltd.	2,220
45	Hutchison Whampoa Ltd.	562
135	Kerry Properties Ltd.	1,175
139	Li & Fung Ltd.	658
125	Li Ning Co., Ltd.	468
27	Lifestyle International Holdings Ltd.	73
96	Lifestyle International Holdings Ltd. (a)	264
154	Pacific Basin Shipping Ltd.	345
46	Shun Tak Holdings Ltd.	73
58	Sun Hung Kai Properties Ltd.	1,108
		19,552
	Taiwan — 21.7%
258	Acer, Inc.	614
234	Asia Cement Corp.	382
422	Cathay Financial Holding Co., Ltd.	1,104
120	Chroma ATE, Inc.	289
88	Delta Electronics, Inc.	355
425	Formosa Chemicals & Fibre Corp.	1,150
39	Foxconn Technology Co., Ltd.	474
259	HON HAI Precision Industry Co., Ltd.	1,988
181	InnoLux Display Corp.	846
52	MediaTek, Inc.	1,037
31	Richtek Technology Corp.	349
341	Siliconware Precision Industries Co.	715
499	Taiwan Semiconductor Manufacturing Co., Ltd.	996
76	Topoint Technology Co., Ltd.	214
86	Tripod Technology Corp.	352
146	TXC Corp.	303
398	Vanguard International Semiconductor Corp.	343
270	Wistron Corp.	543
169	Zyxel Communications Corp.	312
		12,366
	Total Common Stocks (Cost $45,020)	51,924
	Investment Company — 2.7%
	Hong Kong — 2.7%
425	iShares Asia Trust — iShares FTSE/Xinhua A50 China Tracker (Cost $1,310)	1,519

NO. OF RIGHTS
	Rights — 0.0% (g)
	China — 0.0% (g)
14	Angang Steel Co., Ltd., Class H (a) (Cost $—)	22
	Total Investments — 93.9% (Cost $46,330)	53,465
	Other Assets in Excess of Liabilities — 6.1%	3,483
	NET ASSETS — 100.0%	$56,948

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

18   JPMORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2007

Summary of Investments By Industry, October 31, 2007

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Real Estate Management & Development	15.5%
Wireless Telecommunication Services	10.0
Oil, Gas & Consumable Fuels	8.8
Insurance	8.7
Commercial Banks	7.5
Semiconductors & Semiconductor Equipment	6.6
Electronic Equipment & Instruments	6.3
Computers & Peripherals	4.8
Diversified Financial Services	4.3
Marine	3.8
Specialty Retail	3.0
Construction Materials	2.3
Multiline Retail	2.3
Chemicals	2.2
Metals & Mining	1.9
Internet Software & Services	1.8
Machinery	1.6
Independent Power Producers & Energy Traders	1.4
Distributors	1.3
Hotels, Restaurants & Leisure	1.3
Airlines	1.1
Industrial Conglomerates	1.1
Other (less than 1.0%)	2.4

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN COUNTRY/REGION FUNDS   19

JPMorgan India Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 93.8% (l)
	Common Stocks — 93.7%
	Auto Components — 1.0%
135	Asahi India Glass Ltd.	347
13	Balkrishna Industries Ltd.	200
		547
	Automobiles — 1.6%
7	Bajaj Auto Ltd.	419
17	Maruti Suzuki India Ltd.	467
		886
	Chemicals — 0.9%
50	Pidilite Industries Ltd.	264
32	Tata Chemicals Ltd.	263
		527
	Commercial Banks — 16.4%
43	Axis Bank Ltd.	1,010
400	Centurion Bank of Punjab Ltd. (a)	432
70	Development Credit Bank Ltd. (a)	193
68	HDFC Bank Ltd.	2,950
148	ICICI Bank Ltd.	4,800
		9,385
	Construction & Engineering — 9.0%
50	Gammon India Ltd.	722
31	Larsen & Toubro Ltd.	3,324
61	Nagarjuna Construction Co., Ltd.	493
51	Punj Lloyd Ltd.	615
		5,154
	Construction Materials — 2.1%
20	ACC Ltd.	552
60	Ambuja Cements Ltd.	222
5	Grasim Industries Ltd. (f)	429
		1,203
	Diversified Financial Services — 5.1%
120	Infrastructure Development Finance Co., Ltd.	594
25	Kotak Mahindra Bank Ltd.	640
106	Power Finance Corp., Ltd.	672
19	Reliance Capital Ltd.	1,035
		2,941
	Electric Utilities — 2.6%
226	Power Grid Corp. of India Ltd. (a)	861
13	Reliance Energy Ltd.	622
		1,483
	Electrical Equipment — 6.3%
12	ABB Ltd.	492
39	Bharat Heavy Electricals Ltd.	2,602
50	Crompton Greaves Ltd.	521
		3,615
	Electronic Equipment & Instruments — 0.4%
40	Bartronics India Ltd. (a)	225
	Food Products — 0.5%
11	Advanta India Ltd.	309
	Independent Power Producers & Energy Traders — 1.8%
165	NTPC Ltd.	1,009
	Industrial Conglomerates — 0.4%
6	Aditya Birla Nuvo Ltd.	248
	IT Services — 2.6%
21	Infosys Technologies Ltd.	993
39	Satyam Computer Services Ltd.	478
		1,471
	Life Sciences Tools & Services — 0.5%
6	Divi’s Laboratories Ltd.	264
	Machinery — 3.8%
12	BEML Ltd.	479
106	Cummins India Ltd.	1,085
42	Elecon Engineering Co., Ltd.	329
14	Tata Motors Ltd.	263
		2,156
	Metals & Mining — 4.3%
35	Arshiya International Ltd.	230
180	Gujarat NRE Coke Ltd.	529
200	Steel Authority of India Ltd.	1,337
16	Tata Steel Ltd. (f)	381
		2,477
	Oil, Gas & Consumable Fuels — 17.5%
126	Reliance Industries Ltd.	8,965
34	Oil & Natural Gas Corp., Ltd.	1,071
		10,036
	Pharmaceuticals — 1.2%
7	GlaxoSmithKline Pharmaceuticals Ltd.	195
37	Glenmark Pharmaceuticals Ltd.	465
		660
	Real Estate Management & Development — 2.1%
51	DLF Ltd.	1,231

SEE NOTES TO FINANCIAL STATEMENTS.

20   JPMORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued (l)
	Software — 1.3%
11	Financial Technologies India Ltd.	730
	Thrifts & Mortgage Finance — 3.9%
32	Housing Development Finance Corp., Ltd.	2,246
	Tobacco — 0.5%
63	ITC Ltd.	289
	Wireless Telecommunication Services — 7.9%
86	Bharti Airtel Ltd. (a)	2,210
118	Reliance Communications Ltd.	2,336
		4,546
	Total Common Stocks (Cost $46,369)	53,638

NO. OF RIGHTS	SECURITY DESCRIPTION	VALUE($)
	Rights — 0.1%
	Metals & Mining — 0.1%
3	Tata Steel Ltd. (a) (Cost $—)	52
	Total Investments — 93.8% (Cost $46,369)	53,690
	Other Assets in Excess of Liabilities — 6.2%	3,575
	NET ASSETS — 100.0%	$57,265

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN COUNTRY/REGION FUNDS   21

JPMorgan Intrepid European Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 92.5% (l)
	Common Stocks — 91.9%
	Austria — 0.5%
61	Voestalpine AG	5,541
	Belgium — 2.2%
175	Dexia S.A.	5,619
176	Fortis (c)	5,670
60	InBev N.V.	5,632
39	KBC Groep N.V.	5,513
13	Umicore	3,342
		25,776
	Denmark — 1.9%
45	D/S Norden	5,530
73	FLSmidth & Co. A/S	7,915
68	Novo Nordisk A/S, Class B	8,455
		21,900
	Finland — 4.3%
185	Elisa OYJ (c)	5,493
86	Neste Oil OYJ (c)	3,095
669	Nokia OYJ	26,564
73	Outotec OYJ	5,592
120	Wartsila OYJ, Class B	9,805
		50,549
	France — 10.0%
39	Alstom	9,350
129	BNP Paribas	14,299
177	Business Objects S.A. (a) (c)	10,617
33	Cie de Saint-Gobain (c)	3,569
26	Cie Generale de Geophysique-Veritas (a)	8,664
41	Cie Generale des Etablissements Michelin, Class B	5,515
30	Eurosic	1,748
329	Eutelsat Communications (a)	8,915
351	France Telecom S.A.	12,978
46	Nexans S.A.	7,894
40	Peugeot S.A. (c)	3,710
49	Societe Generale	8,196
194	Total S.A.	15,668
69	Vinci S.A. (c)	5,696
		116,819
	Germany — 15.1%
22	Allianz SE	5,041
94	BASF AG	13,008
134	Bayer AG	11,177
48	Continental AG	7,294
159	DaimlerChrysler AG	17,548
39	Deutsche Bank AG	5,189
97	E.ON AG	19,069
81	Epcos AG	1,636
86	MAN AG	15,334
49	Muenchener Rueckversicherungs-Gesellschaft AG	9,420
88	Norddeutsche Affinerie AG (c)	3,687
58	Q-Cells AG (a)	7,433
88	RWE AG	12,053
203	SAP AG	11,048
144	SGL Carbon AG (a) (c)	8,455
161	Solarworld AG (c)	11,053
91	Stada Arzneimittel AG (c)	5,755
28	Volkswagen AG (c)	8,001
30	Vossloh AG	3,482
		175,683
	Greece — 2.8%
169	Hellenic Exchanges S.A. Holding Clearing Settlement and Registry	5,921
130	National Bank of Greece S.A.	9,114
215	OPAP S.A.	8,784
230	Piraeus Bank S.A.	9,250
		33,069
	Hungary — 0.3%
20	MOL Hungarian Oil and Gas NyRt	3,116
	Italy — 5.0%
97	Biesse S.p.A. (c)	3,024
283	ENI S.p.A. (c)	10,315
354	Fiat S.p.A.	11,479
249	Mediobanca S.p.A.	5,927
289	Prysmian S.p.A. (a)	8,355
142	Saipem S.p.A.	6,324
1,527	UniCredito Italiano S.p.A.	13,138
		58,562
	Luxembourg — 1.3%
186	ArcelorMittal (c)	15,018
	Netherlands — 9.4%
91	Akzo Nobel N.V.	7,301
180	ASML Holding N.V. (a)	6,287
160	Boskalis Westminster CVA	9,776
107	Fugro N.V. CVA (c)	9,426
99	Heineken N.V.	6,917

SEE NOTES TO FINANCIAL STATEMENTS.

22   JPMORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued (l)
	Netherlands — Continued
180	ING Groep N.V. CVA	8,156
192	Koninklijke BAM Groep N.V.	5,095
527	Royal Dutch Shell plc, Class B	23,006
316	Royal KPN N.V.	5,965
116	Smit Internationale N.V.	11,290
481	Unilever N.V. CVA (c)	15,642
		108,861
	Norway — 2.4%
813	DnB NOR ASA (c)	13,468
1,376	Pronova BioPharma A.S. (a)	6,333
230	Statoil Hydro ASA	7,846
		27,647
	Portugal — 0.5%
231	Banco Espirito Santo S.A. (c)	5,622
	Spain — 5.6%
1,090	Banco Santander S.A.	23,843
144	Bolsas y Mercados Espanoles (c)	10,038
77	Tecnicas Reunidas S.A.	6,482
762	Telefonica S.A. (c)	25,232
		65,595
	Sweden — 1.9%
88	Autoliv, Inc. SDR	5,586
383	Nordea Bank AB	6,853
899	TeliaSonera AB	8,871
		21,310
	Switzerland — 7.9%
442	ABB Ltd.	13,361
192	Credit Suisse Group	12,957
46	Nestle S.A.	21,146
124	Novartis AG	6,581
43	Roche Holding AG	7,429
25	Swatch Group AG	7,953
33	Swiss Reinsurance	3,128
38	Syngenta AG	9,195
33	Zurich Financial Services AG	9,858
		91,608
	Turkey — 0.3%
353	TAV Havalimanlari Holding AS (a)	3,279
	United Kingdom — 20.5%
770	Amlin plc	5,165
136	Anglo American plc	9,444
270	AstraZeneca plc	13,300
486	Babcock International Group	5,945
392	Barclays plc	4,964
365	BG Group plc	6,760
431	BHP Billiton plc	16,557
682	BP plc	8,871
304	British American Tobacco plc	11,588
359	Charter plc (a)	8,121
261	De La Rue plc	4,467
957	GKN plc	7,325
206	GlaxoSmithKline plc	5,296
888	HSBC Holdings plc	17,606
362	Imperial Chemical Industries plc	4,958
588	International Power plc	5,996
179	Keller Group plc	4,249
383	Laird Group plc	5,072
902	Lloyds TSB Group plc	10,246
89	Morgan Sindall plc	3,044
311	National Express Group plc	8,541
614	Prudential plc	10,033
94	Reckitt Benckiser plc	5,481
2,471	Royal & Sun Alliance Insurance Group plc	8,143
65	Royal Bank of Scotland Group plc	701
281	Severfield-Rowen plc	3,576
199	Shire plc	4,975
616	SSL International plc	6,616
747	Standard Life plc	4,434
6,679	Vodafone Group plc	26,321
		237,795
	Total Common Stocks (Cost $892,236)	1,067,750
	Preferred Stock — 0.6%
	Germany — 0.6%
3	Porsche AG (Cost $4,350)	7,516
	Total Long-Term Investments (Cost $896,586)	1,075,266
Short-Term Investment — 6.5%
	Investment Company — 6.5%
74,903	JPMorgan Prime Money Market Fund, Institutional Class (b) (Cost $74,903)	74,903

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN COUNTRY/REGION FUNDS   23

JPMorgan Intrepid European Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007

(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 11.8%
	Certificates of Deposit — 1.5%
5,000	Banco Espirito Santo (Spain), 4.99%, 01/29/08	5,000
4,300	Bank of Tokyo-UFJ Ltd., New York (Japan), 5.00%, 01/24/08	4,300
4,000	Depfa Bank, New York, 5.00%, 01/29/08	4,000
700	Deutsche Bank AG, New York (Germany), FRN, 5.03%, 01/22/08	700
3,500	National Bank of Canada, New York, 4.88%, 11/15/07	3,500
		17,500
	Commercial Paper — 2.7%
4,000	Galleon Capital Corp., 5.17%, 11/14/07	3,988
4,000	Grampian Funding LLC, 5.17%, 01/23/08	3,947
4,000	Lafayette Asset, 5.23%, 11/16/07	3,980
4,000	Lexington Parker Capital, 5.17%, 11/14/07	3,981
4,000	Liberty Street Funding Co., 5.16%, 11/16/07	3,980
4,000	Sheffield Receivable Corp., 5.17%, 11/15/07	3,982
3,000	Three Pillars Funding, 5.22%, 11/05/07	2,987
5,000	Working Capital Management Co., 4.97%, 11/21/07	4,985
		31,830

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Repurchase Agreements — 6.0%
25,247	Banc of America Securities LLC, 4.93%, dated 10/31/07, due 11/01/07, repurchase price $25,251, collateralized by U.S. Government Agency Mortgages	25,247
25,000	Barclays Capital, 4.92%, dated 10/31/07, due 11/01/07, repurchase price $25,003, collateralized by U.S. Government Agency Mortgages	25,000
19,000	Lehman Brothers, Inc., 4.93%, dated 10/31/07, due 11/01/07, repurchase price $19,003, collateralized by U.S. Government Agency Mortgages	19,000
		69,247
	Time Deposits — 1.6%
4,000	Bank of Nova Scotia, Toronto, 5.04%, 11/19/07	4,000
4,000	Credit Suisse First Boston LLC, 5.27%, 01/18/08	4,000
7,000	Dexia Credit Local Du France, FRN, 4.59%, 12/12/07	7,000
4,000	Ulster Bank Ireland Ltd., FRN, 4.59%, 12/04/07	4,000
		19,000
	Investments of Cash Collateral for Securities on Loan (Cost $137,577)	137,577
	Total Investments — 110.8% (Cost $1,109,066)	1,287,746
	Liabilities in Excess of Other Assets — (10.8)%	(125,611)
	NET ASSETS — 100.0%	$1,162,135

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

24   JPMORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2007

Summary of Investments By Industry, October 31, 2007

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments (excluding Investments of Cash Collateral for Securities on Loan):

INDUSTRY	PERCENTAGE
Commercial Banks	12.9%
Oil, Gas & Consumable Fuels	6.8
Electrical Equipment	5.7
Diversified Telecommunication Services	5.1
Pharmaceuticals	5.1
Insurance	4.8
Construction & Engineering	4.5
Metals & Mining	4.4
Chemicals	4.3
Automobiles	4.2
Machinery	3.5
Food Products	3.2
Diversified Financial Services	2.6
Communications Equipment	2.3
Wireless Telecommunication Services	2.3
Auto Components	2.2
Energy Equipment & Services	2.1
Capital Markets	2.1
Software	1.9
Electric Utilities	1.7
Transportation Infrastructure	1.3
Beverages	1.1
Multi-Utilities	1.0
Tobacco	1.0
Other (less than 1.0%)	7.4
Short-Term Investment	6.5

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 10/31/07	UNREALIZED APPRECIATION
	Long Futures Outstanding
894	Dow Jones EURO STOXX 50 Index	December, 2007	$ 58,327	$822
237	FTSE 100 Index	December, 2007	33,256	766
				$1,588

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN COUNTRY/REGION FUNDS   25

JPMorgan Japan Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 100.9% (l)
		Common Stocks — 100.9%
		Auto Components — 7.8%
35		Ahresty Corp. (c)	711
20		Bridgestone Corp.	434
28		Denso Corp.	1,117
32		FCC Co., Ltd.	596
43		Keihin Corp.	825
43		Showa Corp.	423
12		Stanley Electric Co., Ltd.	258
7		Takata Corp.	250
			4,614
		Automobiles — 9.4%
44		Honda Motor Co., Ltd.	1,629
140		Nissan Motor Co., Ltd.	1,609
40		Toyota Motor Corp.	2,313
			5,551
		Building Products — 0.6%
45		Nichias Corp.	344
		Capital Markets — 3.0%
—	(h)	Asset Managers Co., Ltd.	300
106		Japan Asia Investment Co., Ltd.	690
181		Toyo Securities Co., Ltd.	791
			1,781
		Chemicals — 6.9%
26		Daicel Chemical Industries Ltd.	191
49		Kaneka Corp.	435
273		Nippon Chemical Industrial Co., Ltd.	844
63		Nippon Shokubai Co., Ltd.	623
7		Nitto Denko Corp.	347
136		Sakai Chemical Industry Co., Ltd.	801
11		Shin-Etsu Chemical Co., Ltd.	680
39		Tayca Corp.	116
			4,037
		Commercial Banks — 6.2%
141		Eighteenth Bank Ltd. (The) (c)	567
63		Hyakujushi Bank Ltd. (The)	318
102		Keiyo Bank Ltd. (The)	526
110		Mitsubishi UFJ Financial Group, Inc.	1,100
—	(h)	Sumitomo Mitsui Financial Group, Inc.	1,114
			3,625
		Commercial Services & Supplies — 0.3%
11		Certo Corp.	193
		Construction & Engineering — 0.7%
53		Dai-Dan Co., Ltd.	233
36		Sanki Engineering Co., Ltd. (c)	188
			421
		Diversified Financial Services — 1.1%
18		Mitsubishi UFJ Lease & Finance Co., Ltd.	633
		Diversified Telecommunication Services — 1.1%
—	(h)	Nippon Telegraph & Telephone Corp.	627
		Electronic Equipment & Instruments — 7.2%
21		A&D Co., Ltd.	235
7		Dai-ichi Seiko Co., Ltd.	118
21		FUJIFILM Holdings Corp.	1,024
17		Furuno Electric Co., Ltd.	258
15		Iriso Electronics Co., Ltd.	350
7		Kyocera Corp.	612
11		Murata Manufacturing Co., Ltd.	639
2		Nidec Corp.	113
10		Satori Electric Co., Ltd.	119
47		Taiyo Yuden Co., Ltd. (c)	780
			4,248
		Food & Staples Retailing — 0.9%
74		Izumiya Co., Ltd. (c)	369
9		Seijo Corp.	185
			554
		Health Care Equipment & Supplies — 1.1%
33		Nihon Kohden Corp.	619
		Hotels, Restaurants & Leisure — 2.1%
72		Chimney Co., Ltd.	1,208
—	(h)	Resorttrust, Inc.	2
			1,210
		Household Durables — 5.0%
67		Arnest One Corp. (c)	377
28		First Juken Co., Ltd.	130
3		Funai Electric Co., Ltd.	141
25		Japan General Estate Co., Ltd. (The)	471
34		Matsushita Electric Industrial Co., Ltd.	649
15		Sony Corp.	721
—	(h)	Zephyr Co., Ltd.	425
			2,914
		Insurance — 1.0%
101		Nissay Dowa General Insurance Co., Ltd.	574
		IT Services — 0.5%
64		Ines Corp.	318

SEE NOTES TO FINANCIAL STATEMENTS.

26   JPMORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2007

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued (l)
		Machinery — 2.9%
31		Amada Co., Ltd.	314
16		Fuji Machine Manufacturing Co., Ltd.	359
144		Miyano Machinery, Inc.	401
3		SMC Corp.	429
33		Sodick Co., Ltd.	212
			1,715
		Marine — 1.5%
40		Kawasaki Kisen Kaisha Ltd.	555
20		Mitsui OSK Lines Ltd.	331
			886
		Metals & Mining — 4.8%
11		JFE Holdings, Inc.	620
111		Nippon Steel Corp.	738
108		Sumitomo Metal Industries Ltd.	535
41		Sumitomo Metal Mining Co., Ltd.	915
			2,808
		Multiline Retail — 0.6%
23		Izumi Co., Ltd. (c)	348
		Office Electronics — 4.1%
18		Canon, Inc.	906
76		Ricoh Co., Ltd.	1,502
			2,408
		Oil, Gas & Consumable Fuels — 1.7%
66		Nippon Mining Holdings, Inc.	624
40		Nippon Oil Corp.	354
			978
		Personal Products — 0.6%
24		Artnature, Inc.	366
		Pharmaceuticals — 2.2%
20		Takeda Pharmaceutical Co., Ltd.	1,268
		Real Estate Investment Trusts (REITs) — 3.7%
—	(h)	Joint Reit Investment Corp.	455
—	(h)	MID Reit, Inc.	510
—	(h)	Nippon Commercial Investment Corp.	730
—	(h)	re-plus residential investment, inc.	506
			2,201
		Real Estate Management & Development — 4.0%
1		Apamanshop Holdings Co., Ltd.	364
112		Cosmos Initia Co., Ltd.	413
23		FJ Next Co., Ltd.	173
1		Hoosiers Corp.	247
17		Joint Corp. (c)	480
—	(h)	Land Business Co., Ltd.	154
—	(h)	Pacific Management Corp.	347
—	(h)	Suncity Co., Ltd.	195
			2,373
		Road & Rail — 1.4%
—	(h)	East Japan Railway Co.	618
13		Trancom Co., Ltd.	189
			807
		Semiconductors & Semiconductor Equipment — 1.8%
21		Mimasu Semiconductor Industry Co., Ltd.	487
4		Rohm Co., Ltd.	324
12		Shinko Electric Industries Co., Ltd.	273
			1,084
		Specialty Retail — 2.0%
80		Konaka Co., Ltd.	632
26		Pal Co., Ltd.	532
			1,164
		Thrifts & Mortgage Finance — 0.3%
7		Atrium Co., Ltd.	187
		Trading Companies & Distributors — 12.0%
78		ITOCHU Corp.	986
45		Marubeni Corp.	386
55		Mitsubishi Corp.	1,706
81		Mitsui & Co., Ltd.	2,101
71		Sumitomo Corp.	1,232
22		Toyota Tsusho Corp. (c)	605
13		Tsubakimoto Kogyo Co., Ltd.	49
			7,065
		Wireless Telecommunication Services — 2.4%
—	(h)	KDDI Corp.	1,125
—	(h)	NTT DoCoMo, Inc.	313
			1,438
		Total Long-Term Investments (Cost $54,780)	59,359

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN COUNTRY/REGION FUNDS   27

JPMorgan Japan Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 4.5%
	Repurchase Agreements — 4.5%
522	Banc of America Securities LLC, 4.93%, dated 10/31/07, due 11/01/07, repurchase price $522, collateralized by U.S Government Agency Mortgages	522
525	Barclays Capital, Inc., 4.92%, dated 10/31/07, due 11/01/07, repurchase price $525, collateralized by U.S Government Agency Mortgages	525
525	Bear Stearns Cos., Inc., 4.94%, dated 10/31/07, due 11/01/07, repurchase price $525, collateralized by U.S Government Agency Mortgages	525
525	Credit Suisse First Boston LLC, 4.95%, dated 10/31/07, due 11/01/07, repurchase price $525, collateralized by U.S Government Agency Mortgages	525
525	Lehman Brothers, Inc., 4.93%, dated 10/31/07, due 11/01/07, repurchase price $525, collateralized by U.S Government Agency Mortgages	525
	Total Investments of Cash Collateral for Securities on Loan (Cost $2,622)	2,622
	Total Investments — 105.4% (Cost $57,402)	61,981
	Liabilities in Excess of Other Assets — (5.4)%	(3,174)
	NET ASSETS — 100.0%	$58,807

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

28   JPMORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2007

JPMorgan Latin America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.7% (l)
		Common Stocks — 82.6%
		Argentina — 1.6%
4		BBVA Banco Frances S.A. ADR	42
1		Pampa Holding S.A. GDR (a)	18
4		Telecom Argentina S.A. ADR (a)	86
			146
		Bermuda — 0.6%
1		Credicorp Ltd.	57
		Brazil — 48.7%
7		All America Latina Logistica S.A.	107
4		Anhanguera Educacional Participacoes S.A. (a)	88
—	(h)	Brasil Brokers Participacoes S.A. (a)	45
2		Brasil Telecom Participacoes S.A. ADR	144
2		Cia Siderurgica Nacional S.A. ADR	122
27		Cia Vale do Rio Doce ADR	862
12		Cyrela Brazil Realty S.A.	206
5		Fertilizantes Heringer S.A. (a)	67
7		Gafisa S.A.	118
2		GP Investments Ltd. BDR	81
4		GVT Holding S.A. (a)	86
11		Laep Investments Ltd. BDR (a)	43
6		Localiza Rent A Car S.A.	68
5		Lojas Renner S.A.	117
2		Lupatech S.A.	53
—	(h)	MMX Mineracao e Metalicos S.A. (a)	136
6		NET Servicos de Comunicacao S.A. ADR	100
3		Odontoprev S.A.	99
4		Perdigao S.A.	104
15		Petroleo Brasileiro S.A. ADR	1,235
3		Positivo Informatica S.A.	76
7		Redecard S.A.	142
3		Totvs S.A.	120
2		Unibanco — Uniao de Bancos Brasileiros S.A. GDR	258
3		Weg S.A.	46
			4,523
		Chile — 2.6%
1		Centros Comerciales Sudamericanos S.A. GDR	35
3		Cia Cervecerias Unidas S.A.	24
1		Distribucion y Servicio D&S S.A. ADR	26
2		Empresa Nacional de Electricidad S.A. ADR	95
9		La Polar S.A.	63
			243
		Luxembourg — 2.7%
3		Tenaris S.A. ADR	177
2		Ternium S.A. ADR	72
			249
		Mexico — 24.8%
14		America Movil S.A.B. de C.V., Series L ADR	918
5		Banco Compartamos S.A. de C.V. (a)	24
14		Cemex S.A.B. de C.V. ADR (a)	426
13		Controlodora Comercial Mexicana S.A.B. de C.V.	41
13		Desarrolladora Homex S.A.B. de C.V. (a)	119
3		Fomento Economico Mexicano S.A.B. de C.V. ADR	116
15		Grupo Aeroportuario del Pacifico S.A. de C.V., Class B	80
1		Grupo Aeroportuario del Sureste S.A.B. de C.V. ADR	53
9		Grupo Famsa S.A.B. de C.V., Class A (a)	39
42		Grupo Financiero Banorte S.A.B. de C.V.	199
26		Urbi Desarrollos Urbanos S.A. de C.V. (a)	102
45		Wal-Mart de Mexico S.A.B. de C.V., Series V	183
			2,300
		Panama — 0.9%
2		Copa Holdings S.A., Class A	82
		United States — 0.7%
1		NII Holdings, Inc. (a)	63
		Total Common Stocks (Cost $5,999)	7,663
		Preferred Stocks — 15.1%
		Brazil — 14.9%
17		Banco Itau Holding Financeira S.A.	479
2		Cia de Bebidas das Americas ADR	204
3		Cia de Transmissao de Energia Eletrica Paulista	63
5		Cia Energetica de Minas Gerais S.A.	117
5		Tam S.A.	160
2		Telemar Norte Leste S.A., Series A (a)	60
3		Usinas Siderurgicas de Minas Gerais S.A., Series A	206
3		Votorantim Celulose e Papel S.A.	100
			1,389
		Chile — 0.2%
5		Embotelladora Andina S.A., Series B	16
		Total Preferred Stocks (Cost $1,007)	1,405
		Total Investments — 97.7% (Cost $7,006)	9,068
		Other Assets in Excess of Liabilities — 2.3%	216
		NET ASSETS — 100.0%	$9,284

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN COUNTRY/REGION FUNDS   29

JPMorgan Latin America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007 (continued)

Summary of Investments By Industry, October 31, 2007

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Metals & Mining	15.4%
Oil, Gas & Consumable Fuels	13.6
Wireless Communication Services	11.8
Commercial Banks	11.4
Household Durables	6.0
Construction Materials	4.7
Beverages	4.0
Diversified Telecommunication Services	3.2
Food & Staples Retailing	3.1
Airlines	2.7
Multiline Retail	2.4
Electric Utilities	2.2
Consumer Finance	2.1
Energy Equipment & Services	2.0
Road & Rail	1.9
IT Services	1.6
Transportation Infrastructure	1.5
Software	1.3
Food Products	1.1
Media	1.1
Machinery	1.1
Insurance	1.1
Paper & Forest Products	1.1
Independent Power Producers & Energy Traders	1.0
Diversified Consumer Services	1.0
Other (less than 1.0%)	1.6

SEE NOTES TO FINANCIAL STATEMENTS.

30   JPMORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2007

JPMorgan Russia Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 94.6% (l)
		Common Stocks — 94.6%
		Airlines — 2.5%
59		Aeroflot - Russian International Airlines	200
		Auto Components — 1.1%
27		AMTEL Vredestein N.V. GDR, Reg. S (Netherlands) (a)	87
		Commercial Banks — 16.2%
9		Alliance Bank JSC GDR (Kazakhstan) (a)	62
3		Halyk Savings Bank Kazakhstan GDR (Kazakhstan)	63
13		Kazkommertsbank GDR (Kazakhstan) (a)	161
233		Sberbank	1,007
			1,293
		Communications Equipment — 2.9%
32		Sitronics GDR (a)	229
		Construction Materials — 0.7%
10		Steppe Cement Ltd. (Malaysia) (a)	53
		Diversified Telecommunication Services — 3.6%
23		Comstar United Telesystems GDR, Reg. S	286
		Electric Utilities — 7.4%
3		OGK-5 Holding GDR (a)(f)(i)	25
1		TGK-5 Holding GDR (a)(f)(i)	5
5		Unified Energy System GDR (a)	561
			591
		Food & Staples Retailing — 0.8%
1		Magnit OAO (a)	64
		Food Products — 2.8%
8		Cherkizovo Group OJSC GDR, Reg. S (a)	113
1		Lebedyansky JSC	108
			221
		Media — 1.6%
2		RBC Information Systems (a)	18
3		RBC Information Systems ADR (a)	107
			125
		Metals & Mining — 30.4%
9		Chelyabinsk Zink Plant GDR (a)	126
82		European Minerals Corp. (United Kingdom) (a)	143
1		Evraz Group S.A. GDR	42
6		KazakhGold Group Ltd. GDR (United Kingdom) (a)	142
14		Magnitogorsk Iron & Steel Works GDR	245
6		Mechel ADR	536
2		MMC Norilsk Nickel ADR	706
1		Polyus Gold Co. ADR	61
3		Severstal-Avto	151
11		Severstal GDR	263
			2,415
		Oil, Gas & Consumable Fuels — 7.6%
45		Dragon Oil plc (Ireland) (a)	293
3		Gazpromneft OAO ADR	79
1		Imperial Energy Corp. plc (United Kingdom) (a)	15
2		Tatneft GDR	220
			607
		Paper & Forest Products — 1.8%
9		Kazakhstan Kagazy plc GDR (Kazakhstan) (a)	44
20		Kazakhstan Kagazy plc GDR (Kazakhstan) (a) (e)	99
			143
		Pharmaceuticals — 1.6%
3		Veropharm (a)	128
		Real Estate Management & Development — 8.5%
2		Open Investments (a)	444
26		RTM (a)	78
14		Sistema-Hals GDR (a)	137
—	(h)	XXI Century Investments Public Ltd. (Cyprus) (a)	15
			674
		Wireless Telecommunication Services — 5.1%
10		Sistema JSFC GDR	407
		Total Long-Term Investments (Cost $6,307)	7,523
Short-Term Investment — 6.9%
		Investment Company — 6.9%
550		JPMorgan Prime Money Market Fund, Institutional Class (b) (Cost $550)	550
		Total Investments — 101.5% (Cost $6,857)	8,073
		Liabilities in Excess of Other Assets — (1.5)%	(122)
		NET ASSETS — 100.0%	$7,951

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN COUNTRY/REGION FUNDS   31

JPMorgan Funds

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007 (continued)

ABBREVIATIONS:

(a)	—	Non-income producing security.

(b)	—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(c)	—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(e)	—	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)	—	Fair Valued Investment. The following are approximately the market value and percentage of the investments based on net assets that are fair valued (amounts in thousands):

Fund	Market Value	Percentage
India Fund	$810	1.4%
Russia Fund	$30	0.4%

In addition, the market value and percentage of the investments based on net assets that are fair valued under the fair valuation policy for the international investments as described in Note 2A are as follows (amounts in thousands):

Fund	Market Value	Percentage
Asia Equity	$1,476,748	84.2%
China Region	52,705	92.5
India	53,638	93.7
Intrepid European	1,068,979	92.0
Japan	59,359	100.9
Russia	4,810	60.5

(g)	—	Amount rounds to less than 0.1%.

(h)	—	Amount rounds to less than one thousand (shares or dollars).

(i)	—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(l)	—	All or a portion of these securities are reserved for current or potential holdings with the custodian for forward foreign currency contracts.

ADR	—	American Depositary Receipt

BDR	—	Brazilian Depository Receipt

CVA	—	Dutch Certification

FRN	—	Floating rate note. The interest rate shown is the rate in effect as of October 31, 2007.

GDR	—	Global Depositary Receipt

SDR	—	Swedish Depositary Receipt

SEE NOTES TO FINANCIAL STATEMENTS.

32   JPMORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2007

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2007        JPMORGAN COUNTRY/REGION FUNDS   33

STATEMENTS OF ASSETS AND LIABILITIES
AS OF OCTOBER 31, 2007

(Amounts in thousands, except per share amounts)

	Asia Equity Fund	China Region Fund		India Fund		Intrepid European Fund
ASSETS:
Investments in non-affiliates, at value	$1,689,007	$53,465		$53,690		$1,212,843
Investments in affiliates, at value	—	—		—		74,903
Total investment securities, at value	1,689,007	53,465		53,690		1,287,746
Cash	73,175	4,070		3,362		12,601
Foreign currency, at value	2,568	200		620		13,909
Deposit with broker for open futures contracts	—	—		—		6,244
Receivables:
Investment securities sold	15,580	1,960		1,621		26,674
Fund shares sold	9,636	1,062		2,804		3,115
Interest and dividends	1,473	13		—		753
Tax reclaims	—	—		—		305
Variation margin on future contracts	—	—		—		310
Due from advisor	—	90		177		—
Due from affiliate (See Note 3)	612	—		—		—
Total Assets	1,792,051	60,860		62,274		1,351,657

LIABILITIES:
Payables:
Investment securities purchased	34,994	3,675		3,906		49,754
Collateral for securities lending program	—	—		—		137,577
Fund shares redeemed	306	31		32		824
Deferred India capital gains tax	—	—		789		—
Accrued liabilities:
Investment advisory fees	1,274	—		—		619
Administration fees	126	—		—		68
Shareholder servicing fees	296	7		6		174
Distribution fees	6	2		2		155
Custodian and accounting fees	221	82		53		203
Trustees’ and Chief Compliance Officer’s fees	1	—	(c)	—	(c)	2
Other	118	115		221		146
Total Liabilities	37,342	3,912		5,009		189,522
Net Assets	$1,754,709	$56,948		$57,265		$1,162,135

SEE NOTES TO FINANCIAL STATEMENTS.

34   JPMORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2007

	Asia Equity Fund	China Region Fund	India Fund	Intrepid European Fund
NET ASSETS:
Paid in capital	$1,229,219	$49,644	$50,769	$856,178
Accumulated undistributed (distributions in excess of) net investment income	2,911	(9)	— (c)	14,555
Accumulated net realized gains (losses)	70,939	178	(33)	111,189
Net unrealized appreciation (depreciation)	451,640	7,135	6,529	180,213
Total Net Assets	$1,754,709	$56,948	$57,265	$1,162,135

Net Assets:
Class A	$31,985	$5,728	$4,177	$394,416
Class B	—	—	—	42,374
Class C	—	1,815	2,372	81,982
Class R5 (a)	—	175	141	—
Select Class	1,466,109	49,230	50,575	328,183
Institutional Class	256,615	—	—	315,180
Total	$1,754,709	$56,948	$57,265	$1,162,135

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	661	218	200	11,387
Class B	—	—	—	1,320
Class C	—	69	114	2,569
Class R5 (a)	—	7	7	—
Select Class	30,028	1,873	2,423	9,383
Institutional Class	5,241	—	—	8,892

Net Asset Value:
Class A — Redemption price per share	$48.39	$26.24	$20.84	$34.64
Class B — Offering price per share (b)	—	—	—	32.09
Class C — Offering price per share (b)	—	26.15	20.79	31.91
Class R5 (a) — Offering and redemption price per share	—	26.32	20.89	—
Select Class — Offering and redemption price per share	48.82	26.28	20.87	34.98
Institutional Class — Offering and redemption price per share	48.96	—	—	35.44
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$51.07	$27.69	$21.99	$36.56

Cost of investments	$1,237,341	$46,330	$46,369	$1,109,066
Cost of foreign currency	2,551	200	620	13,888
Market value of securities on loan	—	—	—	131,522

(a)	Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.

(b)	Redemption price for Class B and Class C Shares varies based upon the length of time the shares are held.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN COUNTRY/REGION FUNDS   35

STATEMENTS OF ASSETS AND LIABILITIES
AS OF OCTOBER 31, 2007 (continued)

(Amounts in thousands, except per share amounts)

	Japan Fund		Latin America Fund		Russia Fund
ASSETS:
Investments in non-affiliates, at value	$61,981		$9,068		$7,523
Investments in affiliates, at value	—		—		550
Total investment securities, at value	61,981		9,068		8,073
Cash	188		483		65
Foreign currency, at value	—		36		—
Receivables:
Investment securities sold	2,594		94		308
Fund shares sold	38		80		303
Interest and dividends	395		17		11
Tax reclaims	—		—		—	(c)
Due from advisor	—		16		15
Total Assets	65,196		9,794		8,775

LIABILITIES:
Payables:
Foreign currency due to custodian	—	(c)	—		—
Investment securities purchased	2,980		414		747
Collateral for securities lending program	2,622		—		—
Fund shares redeemed	464		15		—
Accrued liabilities:
Investment advisory fees	52		—		—
Administration fees	8		—		—
Shareholder servicing fees	13		1		1
Distribution fees	16		1		2
Custodian and accounting fees	69		17		13
Trustees’ and Chief Compliance Officer’s fees	1		—	(c)	—	(c)
Other	164		62		61
Total Liabilities	6,389		510		824
Net Assets	$58,807		$9,284		$7,951

SEE NOTES TO FINANCIAL STATEMENTS.

36   JPMORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2007

	Japan Fund	Latin America Fund	Russia Fund
NET ASSETS:
Paid in capital	$59,095	$7,024	$6,530
Accumulated undistributed (distributions in excess of) net investment income	10,801	3	8
Accumulated net realized gains (losses)	(15,661)	195	197
Net unrealized appreciation (depreciation)	4,572	2,062	1,216
Total Net Assets	$58,807	$9,284	$7,951

Net Assets:
Class A	$39,873	$2,775	$2,106
Class B	5,271	—	—
Class C	5,793	1,716	2,272
Class R5 (a)	—	154	131
Select Class	7,870	4,639	3,442
Total	$58,807	$9,284	$7,951

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	4,080	120	108
Class B	580	—	—
Class C	639	75	117
Class R5 (a)	—	7	7
Select Class	805	201	176

Net Asset Value:
Class A — Redemption price per share	$9.77	$23.07	$19.43
Class B — Offering price per share (b)	9.08	—	—
Class C — Offering price per share (b)	9.07	22.99	19.36
Class R5 (a) — Offering and redemption price per share	—	23.14	19.55
Select Class — Offering and redemption price per share	9.77	23.11	19.53
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$10.31	$24.35	$20.51

Cost of investments	$57,402	$7,006	$6,857
Cost of foreign currency	— (c)	36	—
Market value of securities on loan	2,478	—	—

(a)	Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.

(b)	Redemption price for Class B and Class C Shares varies based upon the length of time the shares are held.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN COUNTRY/REGION FUNDS   37

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2007 (unless otherwise stated)

(Amounts in thousands)

	Asia Equity Fund	China Region Fund (a)	India Fund (b)	Intrepid European Fund
INVESTMENT INCOME:
Dividend income	$9,803	$106	$26	$23,475
Dividend income from affiliates (c)	—	—	—	302
Interest income	989	2	5	1,317
Income from securities lending (net)	—	—	—	1,116
Foreign taxes withheld	(877)	(10)	—	(2,207)
Total investment income	9,915	98	31	24,003

EXPENSES:
Investment advisory fees	5,700	77	64	5,615
Administration fees	564	6	5	857
Distribution fees:
Class A	35	3	1	678
Class B	—	—	—	243
Class C	—	3	2	392
Shareholder servicing fees:
Class A	35	3	1	678
Class B	—	—	—	81
Class C	—	1	1	131
Class R5 (d)	—	— (e)	— (e)	—
Select Class	1,224	12	11	666
Institutional Class	66	—	—	241
Custodian and accounting fees	658	154	69	651
Interest expense	—	— (e)	—	5
Professional fees	74	106	118	91
Trustees’ and Chief Compliance Officer’s fees	6	— (e)	— (e)	9
Printing and mailing costs	36	29	57	77
Registration and filing fees	39	92	135	99
Transfer agent fees	100	23	18	508
Other	22	8	20	22
Total expenses	8,559	517	502	11,044
Less amounts waived	(140)	(87)	(71)	(84)
Less expense reimbursements	—	(317)	(339)	—
Net expenses	8,419	113	92	10,960
Net investment income (loss)	1,496	(15)	(61)	13,043

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	72,793	184	(37)	113,779
Payments by affiliates (See Note 3)	612	—	—	—
Futures	—	(6)	—	(300)
Foreign currency transactions	(240)	5	(35)	573
Net realized gain (loss)	73,165	183	(72)	114,052
Change in net unrealized appreciation (depreciation) of:
Investments	405,974	7,135	6,532 (f)	101,045
Futures	—	—	—	1,499
Foreign currency translations	(24)	— (e)	(3)	(74)
Change in net unrealized appreciation (depreciation)	405,950	7,135	6,529	102,470
Net realized/unrealized gains (losses)	479,115	7,318	6,457	216,522
Change in net assets resulting from operations	$480,611	$7,303	$6,396	$229,565

(a)	Commencement of operations was February 28, 2007.

(b)	Commencement of operations was May 1, 2007.

(c)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(d)	Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.

(e)	Amount rounds to less than $1,000.

(f)	Net of deferred India capital gains tax of approximately $789,000.

SEE NOTES TO FINANCIAL STATEMENTS.

38   JPMORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2007

	Japan Fund	Latin America Fund (a)		Russia Fund (a)
INVESTMENT INCOME:
Dividend income	$5,213	$64		$61
Dividend income from affiliates (b)	—	—		3
Interest income	76	6		7
Income from securities lending (net)	493	—		—
Foreign taxes withheld	(365)	(1)		(8)
Total investment income	5,417	69		63

EXPENSES:
Investment advisory fees	4,262	35		39
Administration fees	426	3		3
Distribution fees:
Class A	146	2		1
Class B	47	—		—
Class C	50	4		4
Shareholder servicing fees:
Class A	146	2		1
Class B	16	—		—
Class C	17	1		1
Class R5 (c)	—	—	(d)	—	(d)
Select Class	887	6		5
Custodian and accounting fees	251	48		42
Interest expense	432	—	(d)	—	(d)
Professional fees	63	71		74
Trustees’ and Chief Compliance Officer’s fees	4	—	(d)	—	(d)
Printing and mailing costs	68	25		25
Registration and filing fees	42	77		78
Transfer agent fees	286	13		12
Other	10	5		6
Total expenses	7,153	292		291
Less amounts waived	(220)	(40)		(43)
Less expense reimbursements	—	(189)		(190)
Net expenses	6,933	63		58
Net investment income (loss)	(1,516)	6		5

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	41,118	195		197
Futures	(2,191)	—		—
Foreign currency transactions	1,119	(4)		2
Net realized gain (loss)	40,046	191		199
Change in net unrealized appreciation (depreciation) of:
Investments	(38,938)	2,062		1,216
Foreign currency translations	(87)	—	(d)	—	(d)
Change in net unrealized appreciation (depreciation)	(39,025)	2,062		1,216
Net realized/unrealized gains (losses)	1,021	2,253		1,415
Change in net assets resulting from operations	$(495)	$2,259		$1,420

(a)	Commencement of operations was February 28, 2007.

(b)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(c)	Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.

(d)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN COUNTRY/REGION FUNDS   39

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Asia Equity Fund		China Region Fund (a)	India Fund (b)
	Year Ended 10/31/2007	Year Ended 10/31/2006	Period Ended 10/31/2007	Period Ended 10/31/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,496	$1,567	$(15)	$(61)
Net realized gain (loss)	73,165	4,817	183	(72)
Change in net unrealized appreciation (depreciation)	405,950	39,023	7,135	6,529
Change in net assets resulting from operations	480,611	45,407	7,303	6,396

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(18)	(17)	—	—
From net realized gains	(151)	(113)	—	—
Select Class
From net investment income	(948)	(659)	—	—
From net realized gains	(4,587)	(3,218)	—	—
Institutional Class
From net investment income	(224)	(61)	—	—
From net realized gains	(749)	(314)	—	—
Total distributions to shareholders	(6,677)	(4,382)	—	—

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	983,144	176,185	49,645	50,869

NET ASSETS:
Change in net assets	1,457,078	217,210	56,948	57,265
Beginning of period	297,631	80,421	—	—
End of period	$1,754,709	$297,631	$56,948	$57,265
Accumulated undistributed (distributions in excess of) net investment income	$2,911	$887	$(9)	$— (c)

(a)	Commencement of operations was February 28, 2007.

(b)	Commencement of operations was May 1, 2007.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

40   JPMORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2007

	Intrepid European Fund		Japan Fund
	Year Ended 10/31/2007	Year Ended 10/31/2006	Year Ended 10/31/2007	Year Ended 10/31/2006
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$13,043	$5,094	$(1,516)	$(1,595)
Net realized gain (loss)	114,052	29,752	40,046	(39,505)
Change in net unrealized appreciation (depreciation)	102,470	67,961	(39,025)	24,964
Change in net assets resulting from operations	229,565	102,807	(495)	(16,136)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,346)	(249)	—	—
From net realized gains	(8,300)	(5,051)	—	(4,432)
Class B
From net investment income	(93)	(30)	—	—
From net realized gains	(1,305)	(1,874)	—	(49)
Class C
From net investment income	(205)	(15)	—	—
From net realized gains	(1,561)	(562)	—	—
Select Class
From net investment income	(1,616)	(763)	(2,100)	—
From net realized gains	(9,402)	(10,107)	—	—
Institutional Class
From net investment income	(1,991)	(635)	—	—
From net realized gains	(9,787)	(6,360)	—	—
Total distributions to shareholders	(35,606)	(25,646)	(2,100)	(4,481)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	393,313	325,403	(845,460)	724,994

NET ASSETS:
Change in net assets	587,272	402,564	(848,055)	704,377
Beginning of period	574,863	172,299	906,862	202,485
End of period	$1,162,135	$574,863	$58,807	$906,862
Accumulated undistributed (distributions in excess of) net investment income	$14,555	$5,303	$10,801	$(892)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN COUNTRY/REGION FUNDS   41

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Latin America Fund (a)	Russia Fund (a)
	Period Ended 10/31/2007	Period Ended 10/31/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$6	$5
Net realized gain (loss)	191	199
Change in net unrealized appreciation (depreciation)	2,062	1,216
Change in net assets resulting from operations	2,259	1,420

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	7,025	6,531

NET ASSETS:
Change in net assets	9,284	7,951
Beginning of period	—	—
End of period	$9,284	$7,951
Accumulated undistributed (distributions in excess of) net investment income	$3	$8

(a)	Commencement of operations was February 28, 2007.

SEE NOTES TO FINANCIAL STATEMENTS.

42   JPMORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2007

	Asia Equity Fund		China Region Fund	India Fund
	Year Ended 10/31/2007	Year Ended 10/31/2006	Period Ended 10/31/2007 (a)	Period Ended 10/31/2007 (b)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$18,968	$5,686	$5,131	$3,776
Dividends and distributions reinvested	126	110	—	—
Cost of shares redeemed	(4,643)	(1,898)	(600)	(117)
Redemption fees	1	1	3	1
Change in net assets from Class A capital transactions	$14,452	$3,899	$4,534	$3,660
Class C
Proceeds from shares issued	$—	$—	$1,498	$2,616
Cost of shares redeemed	—	—	(78)	(531)
Redemption fees	—	—	1	— (d)
Change in net assets from Class C capital transactions	$—	$—	$1,421	$2,085
Class R5 (c)
Proceeds from shares issued	$—	$—	$100	$102
Cost of shares redeemed	—	—	—	(1)
Redemption fees	—	—	—	— (d)
Change in net assets from Class R5 capital transactions	$—	$—	$100	$101
Select Class
Proceeds from shares issued	$941,061	$220,431	$44,158	$45,073
Dividends and distributions reinvested	584	2,198	—	—
Cost of shares redeemed	(151,320)	(59,570)	(583)	(58)
Redemption fees	33	34	15	8
Change in net assets from Select Class capital transactions	$790,358	$163,093	$43,590	$45,023
Institutional Class
Proceeds from shares issued	$190,140	$12,919	$—	$—
Dividends and distributions reinvested	478	244	—	—
Cost of shares redeemed	(12,289)	(3,974)	—	—
Redemption fees	5	4	—	—
Change in net assets from Institutional Class capital transactions	$178,334	$9,193	$—	$—

Total change in net assets from capital transactions	$983,144	$176,185	$49,645	$50,869

(a)	Commencement of operations was February 28, 2007.

(b)	Commencement of operations was May 1, 2007.

(c)	Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.

(d)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN COUNTRY/REGION FUNDS   43

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Asia Equity Fund		China Region Fund	India Fund
	Year Ended 10/31/2007	Year Ended 10/31/2006	Period Ended 10/31/2007 (a)	Period Ended 10/31/2007 (b)
SHARE TRANSACTIONS:
Class A
Issued	507	238	248	207
Reinvested	4	5	—	—
Redeemed	(128)	(78)	(30)	(7)
Change in Class A Shares	383	165	218	200
Class C
Issued	—	—	73	143
Redeemed	—	—	(4)	(29)
Change in Class C Shares	—	—	69	114
Class R5 (c)
Issued	—	—	7	7
Redeemed	—	—	—	— (d)
Change in Class R5 Shares	—	—	7	7
Select Class
Issued	23,931	9,247	1,896	2,426
Reinvested	20	96	—	—
Redeemed	(4,062)	(2,411)	(23)	(3)
Change in Select Class Shares	19,889	6,932	1,873	2,423
Institutional Class
Issued	4,833	533	—	—
Reinvested	16	11	—	—
Redeemed	(362)	(156)	—	—
Change in Institutional Class Shares	4,487	388	—	—

(a)	Commencement of operations was February 28, 2007.

(b)	Commencement of operations was May 1, 2007.

(c)	Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.

(d)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

44   JPMORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2007

	Intrepid European Fund		Japan Fund
	Year Ended 10/31/2007	Year Ended 10/31/2006	Year Ended 10/31/2007	Year Ended 10/31/2006
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$250,030	$105,572	$18,930	$615,693
Dividends and distributions reinvested	8,433	4,518	—	1,689
Cost of shares redeemed	(72,672)	(15,558)	(72,603)	(728,735)
Redemption fees	41	24	5	52
Change in net assets from Class A capital transactions	$185,832	$94,556	$(53,668)	$(111,301)
Class B
Proceeds from shares issued	$20,428	$11,410	$892	$7,237
Dividends and distributions reinvested	1,214	1,561	—	21
Cost of shares redeemed	(8,887)	(6,584)	(2,546)	(2,101)
Redemption fees	5	7	1	1
Change in net assets from Class B capital transactions	$12,760	$6,394	$(1,653)	$5,158
Class C
Proceeds from shares issued	$54,346	$19,912	$2,992	$6,153	(a)
Dividends and distributions reinvested	1,327	307	—	—	(a)
Cost of shares redeemed	(9,475)	(2,229)	(2,618)	(204	)(a)
Redemption fees	8	3	1	—	(a)(b)
Change in net assets from Class C capital transactions	$46,206	$17,993	$375	$5,949
Select Class
Proceeds from shares issued	$126,610	$140,061	$38,176	$990,991	(a)
Dividends and distributions reinvested	4,085	6,511	211	—	(a)
Cost of shares redeemed	(99,771)	(17,002)	(828,925)	(165,823	)(a)
Redemption fees	39	49	24	20	(a)
Change in net assets from Select Class capital transactions	$30,963	$129,619	$(790,514)	$825,188
Institutional Class
Proceeds from shares issued	$166,261	$85,762	$—	$—
Dividends and distributions reinvested	5,076	1,970	—	—
Cost of shares redeemed	(53,820)	(10,920)	—	—
Redemption fees	35	29	—	—
Change in net assets from Institutional Class capital transactions	$117,552	$76,841	$—	$—

Total change in net assets from capital transactions	$393,313	$325,403	$(845,460)	$724,994

(a)	Commencement of offering of class of shares effective February 28, 2006.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN COUNTRY/REGION FUNDS   45

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid European Fund		Japan Fund
	Year Ended 10/31/2007	Year Ended 10/31/2006	Year Ended 10/31/2007	Year Ended 10/31/2006
SHARE TRANSACTIONS:
Class A
Issued	8,171	4,152	1,952	60,514
Reinvested	298	210	—	170
Redeemed	(2,351)	(626)	(7,541)	(73,123)
Change in Class A Shares	6,118	3,736	(5,589)	(12,439)
Class B
Issued	719	486	98	763
Reinvested	46	78	—	2
Redeemed	(314)	(280)	(282)	(227)
Change in Class B Shares	451	284	(184)	538
Class C
Issued	1,918	845	325	628	(a)
Reinvested	51	15	—	—	(a)
Redeemed	(336)	(96)	(292)	(22	)(a)
Change in Class C Shares	1,633	764	33	606
Select Class
Issued	4,176	5,678	3,904	99,038	(a)
Reinvested	143	300	21	—	(a)
Redeemed	(3,318)	(687)	(84,848)	(17,310	)(a)
Change in Select Class Shares	1,001	5,291	(80,923)	81,728
Institutional Class
Issued	5,364	3,351	—	—
Reinvested	175	90	—	—
Redeemed	(1,703)	(444)	—	—
Change in Institutional Class Shares	3,836	2,997	—	—

(a)	Commencement of offering of class of shares effective February 28, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

46   JPMORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2007

	Latin America Fund		Russia Fund
	Period Ended 10/31/2007 (a)		Period Ended 10/31/2007 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$2,622		$1,892
Cost of shares redeemed	(300)		(34)
Redemption fees	1		10
Change in net assets from Class A capital transactions	$2,323		$1,868
Class C
Proceeds from shares issued	$1,738		$2,200
Cost of shares redeemed	(306)		(187)
Redemption fees	—	(c)	11
Change in net assets from Class C capital transactions	$1,432		$2,024
Class R5 (b)
Proceeds from shares issued	$100		$100
Cost of shares redeemed	—	(c)	—
Redemption fees	—	(c)	1
Change in net assets from Class R5 capital transactions	$100		$101
Select Class
Proceeds from shares issued	$3,173		$4,763
Cost of shares redeemed	(4)		(2,249)
Redemption fees	1		24
Change in net assets from Select Class capital transactions	$3,170		$2,538

Total change in net assets from capital transactions	$7,025		$6,531

(a)	Commencement of operations was February 28, 2007.

(b)	Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN COUNTRY/REGION FUNDS   47

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Latin America Fund		Russia Fund
	Period Ended 10/31/2007 (a)		Period Ended 10/31/2007 (a)
SHARE TRANSACTIONS:
Class A
Issued	135		110
Redeemed	(15)		(2)
Change in Class A Shares	120		108
Class C
Issued	91		129
Redeemed	(16)		(12)
Change in Class C Shares	75		117
Class R5 (b)
Issued	7		7
Redeemed	—	(c)	—
Change in Class R5 Shares	7		7
Select Class
Issued	201		306
Redeemed	—	(c)	(130)
Change in Select Class Shares	201		176

(a)	Commencement of operations was February 28, 2007.

(b)	Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.

(c)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

48   JPMORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2007

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2007        JPMORGAN COUNTRY/REGION FUNDS   49

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Class A

					Per share operating performance

		Investment operations				Distributions

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Asia Equity Fund
Year Ended October 31, 2007	$26.43	$0.02	(e)	$22.49	$22.51	$(0.06)	$(0.49)	$(0.55)
Year Ended October 31, 2006	21.68	0.10	(e)	5.59	5.69	(0.12)	(0.82)	(0.94)
Year Ended October 31, 2005	18.32	0.22	(e)	3.37	3.59	(0.23)	—	(0.23)
Year Ended October 31, 2004	17.74	0.06	(e)	0.63	0.69	(0.11)	—	(0.11)
Year Ended October 31, 2003	13.69	—	(e)(f)	4.05	4.05	—	—	—

China Region Fund
February 28, 2007 (d) through October 31, 2007	15.00	—	(f)	11.21	11.21	—	—	—

India Fund
May 1, 2007 (d) through October 31, 2007	15.00	(0.03)		5.86	5.83	—	—	—

Intrepid European Fund
Year Ended October 31, 2007	27.98	0.43	(e)	7.85	8.28	(0.21)	(1.41)	(1.62)
Year Ended October 31, 2006	23.12	0.31	(e)	7.85	8.16	(0.14)	(3.16)	(3.30)
Year Ended October 31, 2005	19.81	0.19	(e)	4.37	4.56	(0.13)	(1.12)	(1.25)
Year Ended October 31, 2004	16.94	0.19	(e)	2.68	2.87	—	—	—
Year Ended October 31, 2003	13.23	0.02	(e)	3.78	3.80	(0.09)	—	(0.09)

Japan Fund
Year Ended October 31, 2007	9.78	(0.03	)(e)	0.02	(0.01)	—	—	—
Year Ended October 31, 2006	9.07	(0.03	)(e)	0.86	0.83	—	(0.12)	(0.12)
Year Ended October 31, 2005	7.02	(0.04	)(e)	2.09	2.05	—	—	—
Year Ended October 31, 2004	6.68	(0.04	)(e)	0.38	0.34	—	—	—
Year Ended October 31, 2003	4.43	(0.05	)(e)	2.30	2.25	—	—	—

Latin America Fund
February 28, 2007 (d) through October 31, 2007	15.00	(0.01)		8.07	8.06	—	—	—

Russia Fund
February 28, 2007 (d) through October 31, 2007	15.00	(0.01)		4.19	4.18	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of operations.

(e)	Calculated based upon average shares outstanding.

(f)	Amount rounds to less than $0.01.

(g)	Affiliates of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. Had this error not occurred the total return would have been 86.43%.

(h)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

(i)	Includes interest expense for custody overdraft of 0.12%.

(j)	Includes interest expense for custody overdraft of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

50   JPMORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2007

			Ratios/Supplemental data
						Ratios to average net assets (a)
Redemption fees		Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)
$—	(f)	$48.39	86.62%	(g)	$31,985	1.74%		0.07%	1.77%		78%
—	(f)	26.43	26.95		7,360	1.75		0.43	1.85		99
—	(f)	21.68	19.72		2,445	1.75		1.00	2.49		78
—		18.32	3.91		513	1.75		0.34	5.07	(h)	175
—		17.74	29.58		261	1.75		0.02	4.83	(h)	172

0.03		26.24	74.93		5,728	2.00		0.09	9.26	(h)	50

0.01		20.84	38.93		4,177	2.00		(1.31)	10.08	(h)	17

—	(f)	34.64	30.94		394,416	1.42		1.39	1.42		171
—	(f)	27.98	39.68		147,422	1.44		1.22	1.44		97
—	(f)	23.12	23.83		35,445	1.57		0.85	1.71		281
—		19.81	16.94		35,781	1.75		1.01	2.13		440
—		16.94	28.94		31,322	1.70		0.17	2.47		717

—(f)		9.77	(0.10)		39,873	1.84	(i)	(0.33)	1.94		111
—(f)		9.78	9.16		94,585	1.68		(0.29)	1.68		151
—(f)		9.07	29.20		200,558	1.75		(0.51)	1.86		164
—		7.02	5.09		47,106	1.75		(0.60)	2.84	(h)	221
—		6.68	50.79		3,562	1.75		(1.02)	19.54	(h)	797

0.01		23.07	53.80		2,775	1.90		(0.14)	7.28	(h)	39

0.25		19.43	29.53		2,106	2.01	(j)	(0.09)	8.75	(h)	68

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN COUNTRY/REGION FUNDS   51

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class B

					Per share operating performance

		Investment operations				Distributions

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Intrepid European Fund
Year Ended October 31, 2007	$26.04	$0.24	(b)	$7.31	$7.55	$(0.09)	$(1.41)	$(1.50)
Year Ended October 31, 2006	21.74	0.17	(b)	7.33	7.50	(0.04)	(3.16)	(3.20)
Year Ended October 31, 2005	18.71	0.10	(b)	4.09	4.19	(0.04)	(1.12)	(1.16)
Year Ended October 31, 2004	16.08	0.08	(b)	2.55	2.63	—	—	—
Year Ended October 31, 2003	12.63	(0.06	)(b)	3.59	3.53	(0.08)	—	(0.08)

Japan Fund
Year Ended October 31, 2007	9.14	(0.08	)(b)	0.02	(0.06)	—	—	—
Year Ended October 31, 2006	8.53	(0.08	)(b)	0.81	0.73	—	(0.12)	(0.12)
Year Ended October 31, 2005	6.64	(0.08	)(b)	1.97	1.89	—	—	—
Year Ended October 31, 2004	6.36	(0.10	)(b)	0.38	0.28	—	—	—
Year Ended October 31, 2003	4.25	(0.11	)(b)	2.22	2.11	—	—	—

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(b)	Calculated based upon average shares outstanding.

(c)	Amount rounds to less than $0.01.

(d)	Includes interest expense for custody overdraft of 0.13%.

(e)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

SEE NOTES TO FINANCIAL STATEMENTS.

52   JPMORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2007

			Ratios/Supplemental data
					Ratios to average net assets
Redemption fees		Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate
$—	(c)	$32.09	30.31%	$42,374	1.91%		0.84%	1.92%		171%
—	(c)	26.04	38.97	22,621	1.94		0.72	1.95		97
—	(c)	21.74	23.17	12,716	2.06		0.47	2.20		281
—		18.71	16.36	12,187	2.27		0.47	2.64		440
—		16.08	28.13	11,583	2.35		(0.47)	3.09		717

—	(c)	9.08	(0.66)	5,271	2.39	(d)	(0.84)	2.46		111
—	(c)	9.14	8.56	6,985	2.19		(0.80)	2.19		151
—	(c)	8.53	28.46	1,927	2.36		(1.13)	2.37		164
—		6.64	4.40	959	2.50		(1.46)	4.44	(e)	221
—		6.36	49.65	469	2.50		(2.18)	20.70	(e)	797

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN COUNTRY/REGION FUNDS   53

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class C

					Per share operating performance

		Investment operations				Distributions

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
China Region Fund
February 28, 2007 (d) through October 31, 2007	$15.00	$(0.02)		$11.14	$11.12	$—	$—	$—

India Fund
May 1, 2007 (d) through October 31, 2007	15.00	(0.05)		5.83	5.78	—	—	—

Intrepid European Fund
Year Ended October 31, 2007	25.97	0.24	(f)	7.28	7.52	(0.17)	(1.41)	(1.58)
Year Ended October 31, 2006	21.72	0.18	(f)	7.30	7.48	(0.07)	(3.16)	(3.23)
Year Ended October 31, 2005	18.69	0.09	(f)	4.10	4.19	(0.04)	(1.12)	(1.16)
Year Ended October 31, 2004	16.06	0.08	(f)	2.55	2.63	—	—	—
Year Ended October 31, 2003	12.62	(0.06	)(f)	3.58	3.52	(0.08)	—	(0.08)

Japan Fund
Year Ended October 31, 2007	9.13	(0.07	)(f)	0.01	(0.06)	—	—	—
February 28, 2006 (e) through October 31, 2006	9.78	(0.06	)(f)	(0.59)	(0.65)	—	—	—

Latin America Fund
February 28, 2007 (d) through October 31, 2007	15.00	(0.04)		8.02	7.98	—	—	—

Russia Fund
February 28, 2007 (d) through October 31, 2007	15.00	(0.03)		4.13	4.10	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of operations.

(e)	Commencement of offering class of shares.

(f)	Calculated based upon average shares outstanding.

(g)	Amount is less than $0.01.

(h)	Includes interest expense for custody overdraft of 0.13%.

(i)	Includes interest expense for custody overdraft of 0.01%.

(j)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

SEE NOTES TO FINANCIAL STATEMENTS.

54   JPMORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2007

			Ratios/Supplemental data

					Ratios to average net assets (a)
Redemption fees		Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$0.03		$26.15	74.33%	$1,815	2.50%		(0.39)%	10.03%	(j)	50%

0.01		20.79	38.60	2,372	2.50		(1.61)	11.11	(j)	17

—	(g)	31.91	30.31	81,982	1.92		0.85	1.92		171
—	(g)	25.97	38.94	24,316	1.93		0.78	1.94		97
—	(g)	21.72	23.20	3,730	2.06		0.42	2.19		281
—		18.69	16.38	3,165	2.27		0.46	2.63		440
—		16.06	28.09	2,914	2.35		(0.42)	3.09		717

—	(g)	9.07	(0.66)	5,793	2.40	(h)	(0.74)	2.49		111
—	(g)	9.13	(6.65)	5,530	2.22		(0.91)	2.22		151

0.01		22.99	53.27	1,716	2.40		(0.61)	8.11	(j)	39

0.26		19.36	29.07	2,272	2.51	(i)	(0.67)	9.04	(j)	68

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN COUNTRY/REGION FUNDS   55

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class R5 (a)

	Per share operating performance

		Investment operations

	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations
China Region Fund
February 28, 2007 (e) through October 31, 2007	$15.00	$0.13	$11.19	$11.32

India Fund
May 1, 2007 (e) through October 31, 2007	15.00	(0.03)	5.91	5.88

Latin America Fund
February 28, 2007 (e) through October 31, 2007	15.00	0.08	8.05	8.13

Russia Fund
February 28, 2007 (e) through October 31, 2007	15.00	0.07	4.34	4.41

(a)	Effective November 30, 2007, R Class Shares was renamed to Class R5 Shares.

(b)	Annualized for periods less than one year.

(c)	Not annualized for periods less than one year.

(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(e)	Commencement of operations.

(f)	Includes interest expense for custody overdraft of 0.01%.

(g)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

SEE NOTES TO FINANCIAL STATEMENTS.

56   JPMORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2007

		Ratios/Supplemental data

				Ratios to average net assets (b)
Redemption fees	Net asset value, end of period	Total return (c)(d)	Net assets, end of period (000’s)	Net expenses		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (c)

$—	$26.32	75.47%	$175	1.55%		1.08%	10.46%	(g)	50%

0.01	20.89	39.27	141	1.55		(0.35)	11.15	(g)	17

0.01	23.14	54.27	154	1.45		0.65	8.65	(g)	39

0.14	19.55	30.33	131	1.56	(f)	0.62	9.99	(g)	68

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN COUNTRY/REGION FUNDS   57

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Select Class

					Per share operating performance

		Investment operations				Distributions

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Asia Equity Fund
Year Ended October 31, 2007	$26.64	$0.09	(f)	$22.68	$22.77	$(0.10)	$(0.49)	$(0.59)
Year Ended October 31, 2006	21.82	0.18	(f)	5.61	5.79	(0.15)	(0.82)	(0.97)
Year Ended October 31, 2005	18.37	0.15	(f)	3.50	3.65	(0.20)	—	(0.20)
Year Ended October 31, 2004	17.80	0.14	(f)	0.60	0.74	(0.17)	—	(0.17)
Year Ended October 31, 2003	13.71	0.16	(f)	3.93	4.09	—	—	—

China Region Fund
February 28, 2007 (d) through October 31, 2007	15.00	(0.01)		11.25	11.24	—	—	—

India Fund
May 1, 2007 (d) through October 31, 2007	15.00	(0.02)		5.87	5.85	—	—	—

Intrepid European Fund
Year Ended October 31, 2007	28.18	0.50	(f)	7.94	8.44	(0.23)	(1.41)	(1.64)
Year Ended October 31, 2006	23.28	0.40	(f)	7.87	8.27	(0.21)	(3.16)	(3.37)
Year Ended October 31, 2005	19.96	0.33	(f)	4.32	4.65	(0.20)	(1.13)	(1.33)
Year Ended October 31, 2004	17.00	0.29	(f)	2.67	2.96	— (g)	—	— (g)
Year Ended October 31, 2003	13.26	0.05	(f)	3.78	3.83	(0.09)	—	(0.09)

Japan Fund
Year Ended October 31, 2007	9.79	(0.03	)(f)	0.04	0.01	(0.03)	—	(0.03)
February 28, 2006 (e) through October 31, 2006	10.43	(0.01	)(f)	(0.63)	(0.64)	—	—	—

Latin America Fund
February 28, 2007 (d) through October 31, 2007	15.00	0.05		8.05	8.10	—	—	—

Russia Fund
February 28, 2007 (d) through October 31, 2007	15.00	0.05		4.36	4.41	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of operations.

(e)	Commencement of offering class of shares.

(f)	Calculated based upon average shares outstanding.

(g)	Amount rounds to less than $0.01.

(h)	Affiliates of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. Had this error not occurred the total return would have been 86.90%.

(i)	Includes interest expense for custody overdraft of 0.09%.

(j)	Includes interest expense for custody overdraft of 0.01%.

(k)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

SEE NOTES TO FINANCIAL STATEMENTS.

58   JPMORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2007

			Ratios/Supplemental data

						Ratios to average net assets (a)
Redemption fees		Net asset value, end of period	Total return (b)(c)		Net assets, end of period (000’s)	Net expenses		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$—	(g)	$48.82	87.05%	(h)	$1,466,109	1.48%		0.25%	1.51%		78%
—	(g)	26.64	27.30		270,131	1.50		0.73	1.60		99
—	(g)	21.82	19.99		69,986	1.50		1.25	1.95		78
—		18.37	4.21		18,101	1.50		0.78	2.17		175
—		17.80	29.83		24,443	1.50		1.17	2.71		172

0.04		26.28	75.20		49,230	1.75		(0.33)	7.96	(k)	50

0.02		20.87	39.13		50,575	1.75		(1.17)	9.71	(k)	17

—	(g)	34.98	31.29		328,183	1.16		1.61	1.17		171
—	(g)	28.18	40.01		236,203	1.19		1.60	1.20		97
—	(g)	23.28	24.16		71,960	1.24		1.47	1.35		281
—		19.96	17.43		20,897	1.37		1.54	1.71		440
—		17.00	29.14		11,225	1.47		0.38	2.20		717

—	(g)	9.77	0.09		7,870	1.56	(i)	(0.34)	1.61		111
—	(g)	9.79	(6.14)		799,762	1.47		(0.09)	1.47		151

0.01		23.11	54.07		4,639	1.65		0.40	8.63	(k)	39

0.12		19.53	30.20		3,442	1.76	(j)	0.39	9.67	(k)	68

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN COUNTRY/REGION FUNDS   59

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Institutional Class

					Per share operating performance

		Investment operations				Distributions

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Asia Equity Fund
Year Ended October 31, 2007	$26.72	$0.14	(b)	$22.74	$22.88	$(0.15)	$(0.49)	$(0.64)
Year Ended October 31, 2006	21.84	0.22	(b)	5.62	5.84	(0.14)	(0.82)	(0.96)
Year Ended October 31, 2005	18.40	0.29	(b)	3.39	3.68	(0.24)	—	(0.24)
Year Ended October 31, 2004	17.84	0.17	(b)	0.59	0.76	(0.20)	—	(0.20)
Year Ended October 31, 2003	13.71	0.17	(b)	3.96	4.13	—	—	—

Intrepid European Fund
Year Ended October 31, 2007	28.54	0.56	(b)	8.03	8.59	(0.28)	(1.41)	(1.69)
Year Ended October 31, 2006	23.53	0.44	(b)	7.97	8.41	(0.24)	(3.16)	(3.40)
Year Ended October 31, 2005	20.16	0.33	(b)	4.43	4.76	(0.27)	(1.12)	(1.39)
Year Ended October 31, 2004	17.17	0.40	(b)	2.65	3.05	(0.06)	—	(0.06)
Year Ended October 31, 2003	13.33	0.12	(b)	3.82	3.94	(0.10)	—	(0.10)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(b)	Calculated based upon average shares outstanding.

(c)	Amount rounds to less than $0.01.

(d)	Affiliates of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. Had this error not occurred the total return would have been 87.16%.

SEE NOTES TO FINANCIAL STATEMENTS.

60   JPMORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2007

			Ratios/Supplemental data

						Ratios to average net assets
Redemption fees		Net asset value, end of period	Total return (a)		Net assets, end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$—	(c)	$48.96	87.31%	(d)	$256,615	1.34%	0.40%	1.36%	78%
—	(c)	26.72	27.52		20,140	1.35	0.90	1.45	99
—	(c)	21.84	20.19		7,990	1.36	1.26	1.92	78
—		18.40	4.29		16,905	1.35	0.93	2.03	175
—		17.84	30.12		13,887	1.35	1.16	2.65	172

—	(c)	35.44	31.48		315,180	0.99	1.77	1.02	171
—	(c)	28.54	40.27		144,301	1.00	1.75	1.05	97
—	(c)	23.53	24.56		48,448	1.00	1.47	1.24	281
—		20.16	17.83		37,115	1.00	2.10	1.48	440
—		17.17	29.83		12,038	1.00	0.86	2.01	717

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN COUNTRY/REGION FUNDS   61

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2007

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 7 separate funds of the Trust (collectively, the “Funds”) covered by this report:

Classes Offered
Asia Equity Fund	Class A, Select Class and Institutional Class
China Region Fund	Class A, Class C, Class R5 (formerly R Class) and Select Class
India Fund	Class A, Class C, Class R5 (formerly R Class) and Select Class
Intrepid European Fund	Class A, Class B, Class C, Select Class and Institutional Class
Japan Fund	Class A, Class B, Class C and Select Class
Latin America Fund	Class A, Class C, Class R5 (formerly R Class) and Select Class
Russia Fund	Class A, Class C, Class R5 (formerly R Class) and Select Class

The China Region Fund, Latin America Fund and Russia Fund commenced operations on February 28, 2007.

The India Fund commenced operations on May 1, 2007.

Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R5, Select Class and Institutional Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on the NASDAQ Stock Market, Inc. shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

B. Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which

62   JPMORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2007

no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The Russia Fund had approximately $30,000 of market value and 0.4% of net assets of illiquid securities as of October 31, 2007.

C. Repurchase Agreements — The Funds may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

D. Futures Contracts — The Funds may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Funds realize a gain or loss.

Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade.

Index futures contracts are used to control the asset mix of the portfolio in the most efficient manner, allowing a Fund to adjust country exposures while incurring minimal transaction costs. Short index futures contracts are used for hedging purposes, i.e. to reduce the exposure to investments. Long index futures contracts are used to gain exposure to investments, when it is anticipated that this will be more efficient than buying investments directly.

As of October 31, 2007, the Funds had outstanding futures contracts as listed on their Schedules of Portfolio Investments.

E. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

F. Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage a Fund’s exposure to foreign currency exchange fluctuations. The Funds may also enter into forward foreign currency exchange contracts to hedge against interest rate and currency risk, to generate gains to the Fund and/or as part of its risk management process. The values of the forward foreign currency exchange contracts are adjusted daily by reference to the applicable exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Funds are subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency.

G. Securities Lending — To generate additional income, each Fund may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its instrumentalities (collectively, “U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, serves as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending Agreement”).

Under the Securities Lending Agreement, JPMCB, acting as agent for the Funds, loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities plus accrued interest. During the term of the loan, the Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Funds retain the interest on cash collateral investments but are

OCTOBER 31, 2007        JPMORGAN COUNTRY/REGION FUNDS   63

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2007 (continued)

required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Funds. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. securities outstanding during a given month. For the period ended October 31, 2007, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. securities and (ii) 0.10% for each loan of the non-U.S. securities, respectively.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

As of October 31, 2007, the following Funds had securities with the following market values on loan, received the following collateral and for the year then ended, these Funds paid the following amounts to related party affiliates (amounts in thousands):

Fund	Lending Agent Fees Paid	Market Value of Collateral	Market Value of Loaned Securities
Intrepid European Fund	$120	$137,577	$131,522
Japan Fund	84	2,622	2,478

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.

I. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

J. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

K. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

L. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

64   JPMORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2007

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
Asia Equity Fund	$—	$1,718	$(1,718)
China Region Fund	(1)	6	(5)
India Fund	(100)	61	39
Intrepid European Fund	—	1,460	(1,460)
Japan Fund	—	15,309	(15,309)
Latin America Fund	(1)	(3)	4
Russia Fund	(1)	3	(2)

The reclassifications for the Funds relate primarily to differences in character for tax purposes of foreign currency gains or losses, distribution reclassifications (for Intrepid European Fund), net operating loss (for India Fund), non-deductible expenses (for China Region Fund, India Fund, Latin America Fund and Russia Fund), passive foreign investment company (PFIC) gains and losses (for Asia Equity Fund, China Region Fund, Intrepid European Fund and Japan Fund), PFIC basis adjustment (for Asia Equity Fund and Japan Fund), reclassification of India capital gains tax (for India Fund) and reclassification of realized gain/loss on affiliated investment (for Asia Equity Fund).

M. Redemption Fees — Generally, shares of the Funds held for less than 60 days are subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the applicable Fund and are credited to paid in capital.

N. New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board (the “FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. For Asia Equity Fund, Intrepid European Fund and Japan Fund, the Interpretation is not yet effective. For these funds, Management continues to evaluate the application of the Interpretation, and is not in a position at this time to estimate the significance of its impact, if any, on the funds’ financial statements. For China Region Fund, India Fund, Latin America Fund and Russia Fund, the interpretation is effective and based on Management’s analysis, the determination has been made that the adoption of the Interpretation did not have an impact to these Funds’ financial statements.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management continues to evaluate the impact the adoption of SFAS 157 will have on the Funds’ financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Investment Advisory Fee
Asia Equity Fund	1.00%
China Region Fund	1.25
India Fund	1.25
Intrepid European Fund	0.65
Japan Fund	1.00
Latin America Fund	1.00
Russia Fund	1.25

The Advisor, on behalf of Asia Equity Fund, China Region Fund and India Fund, has entered into an investment sub-advisory agreements with JF International Management Inc. (“JFIMI”), a wholly-owned subsidiary of JPMorgan Asset Management (Asia) Inc., which is wholly-owned by J.P. Morgan Asset Management Holdings Inc. For its services as sub-advisor, JFIMI receives a portion of the fees payable to the Advisor.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

OCTOBER 31, 2007        JPMORGAN COUNTRY/REGION FUNDS   65

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2007 (continued)

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Funds in an amount sufficient to offset any doubling up of these fees related to each Fund’s investment in an affiliated money market fund to the extent required by law or as undertaken by the Advisor or its affiliates.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the period ended are as follows (amounts in thousands):

	Period Ended 10/31/07
Intrepid European Fund	$10
Russia Fund	—	(a)

(a)	Amount rounds to less than $1,000.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C
Asia Equity Fund	0.25%	n/a	n/a
China Region Fund	0.25	n/a	0.75%
India Fund	0.25	n/a	0.75
Intrepid European Fund	0.25	0.75%	0.75
Japan Fund	0.25	0.75	0.75
Latin America Fund	0.25	n/a	0.75
Russia Fund	0.25	n/a	0.75

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the period ended October 31, 2007, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Asia Equity Fund	$38	$1
China Region Fund	8	—	(a)
India Fund	5	4
Intrepid European Fund	318	68
Japan Fund	40	101
Latin America Fund	6	1
Russia Fund	4	—	(a)

(a)	Amount rounds to less than $1,000.

66   JPMORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2007

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R5	Select Class	Institutional Class
Asia Equity Fund	0.25%	n/a	n/a	n/a	0.25%	0.10%
China Region Fund	0.25	n/a	0.25%	0.05%	0.25	n/a
India Fund	0.25	n/a	0.25	0.05	0.25	n/a
Intrepid European Fund	0.25	0.25%	0.25	n/a	0.25	0.10
Japan Fund	0.25	0.25	0.25	n/a	0.25	n/a
Latin America Fund	0.25	n/a	0.25	0.05	0.25	n/a
Russia Fund	0.25	n/a	0.25	0.05	0.25	n/a

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R5	Select Class	Institutional Class
Asia Equity Fund	1.75%	n/a	n/a	n/a	1.50%	1.35%
China Region Fund	2.00	n/a	2.50%	1.55%	1.75	n/a
India Fund	2.00	n/a	2.50	1.55	1.75	n/a
Intrepid European Fund	1.75	2.50%	2.50	n/a	1.50	1.00
Japan Fund	1.75	2.50	2.50	n/a	1.50	n/a
Latin America Fund	1.90	n/a	2.40	1.45	1.65	n/a
Russia Fund	2.00	n/a	2.50	1.55	1.75	n/a

The contractual expense limitation agreements were in effect for the period ended October 31, 2007. The expense limitation percentages in the table above are in place until at least February 29, 2008, except for the India Fund, which is in place until at least April 30, 2008.

For the period ended October 31, 2007, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Asia Equity Fund	$53	$87	$—	$140	$—
China Region Fund	78	6	3	87	317
India Fund	63	5	3	71	339
Intrepid European Fund	—	8	54	62	—
Japan Fund	148	—	72	220	—
Latin America Fund	35	3	2	40	189
Russia Fund	38	3	2	43	190

	Voluntary Waivers
	Administration	Total
Intrepid European Fund	$22	$22

OCTOBER 31, 2007        JPMORGAN COUNTRY/REGION FUNDS   67

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2007 (continued)

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the period, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the period ended October 31, 2007, the following Funds incurred brokerage commissions with broker/dealers affiliated with the Advisor (amounts in thousands):

Commissions
Asia Equity Fund	$6
China Region Fund	— (a)
India Fund	21

(a)	Amount rounds to less than $1,000.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

Affiliates of JPMorgan Chase & Co. will make a payment to the Asia Equity Fund of approximately $612,000 relating to an operational error.

4. Investment Transactions

During the period ended October 31, 2007, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Asia Equity Fund	$1,364,990	$444,751
China Region Fund	51,656	5,510
India Fund	48,633	2,227
Intrepid European Fund	1,711,154	1,381,649
Japan Fund	476,217	1,320,920
Latin America Fund	8,946	2,135
Russia Fund	9,153	3,118

During the period ended October 31, 2007, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 2007, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Asia Equity Fund	$1,237,447	$459,568	$8,008	$451,560
China Region Fund	46,601	6,975	111	6,864
India Fund	46,369	7,510	189	7,321
Intrepid European Fund	1,111,859	184,082	8,195	175,887
Japan Fund	58,022	7,259	3,300	3,959
Latin America Fund	7,107	2,063	102	1,961
Russia Fund	6,959	1,303	189	1,114

For the Funds, the difference between book and tax basis appreciation/(depreciation) on investments is primarily attributed to wash sale loss deferrals (except India Fund) and mark to market of PFICs (for China Region Fund, Japan Fund, Latin America Fund and Russia Fund).

68   JPMORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2007

The tax character of distributions paid during the fiscal year ended October 31, 2007, was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Asia Equity Fund	$2,370	$4,307	$6,677
Intrepid European Fund	28,926	6,680	35,606
Japan Fund	2,100	—	2,100

The tax character of distributions paid during the fiscal year ended October 31, 2006, was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Asia Equity Fund	$2,580	$1,802	$4,382
Intrepid European Fund	21,781	3,865	25,646
Japan Fund	3,326	1,155	4,481

At October 31, 2007, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Asia Equity Fund	$34,289	$39,672	$451,534
China Region Fund	439	—	6,864
India Fund	—	(33)	6,529
Intrepid European Fund	59,986	68,557	177,420
Japan Fund	10,951	(15,182)	3,952
Latin America Fund	299	—	1,961
Russia Fund	307	—	1,114

For the Funds, the cumulative timing differences primarily consist of deferred compensation, mark to market of PFICs (for China Region Fund, Japan Fund, Latin America Fund and Russia Fund) and wash sale loss deferrals (except for India Fund).

As of October 31, 2007, the following Funds had net capital loss carryforwards, which are available to offset future realized gains (amounts in thousands):

	2014	2015	Total
India Fund	$—	$33	$33
Japan Fund	15,182	—	15,182

During the period ended October 31, 2007, the Japan Fund utilized capital loss carryforwards of approximately $22,591,000.

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 18, 2008.

OCTOBER 31, 2007        JPMORGAN COUNTRY/REGION FUNDS   69

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2007 (continued)

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2007, or at any time during the period then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

From time to time, the Funds’ investment advisor or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Funds’ outstanding shares. Investment activities on behalf of these shareholders could impact the Funds.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of October 31, 2007, substantially all of the Funds’ net assets consist of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

As of October 31, 2007, Intrepid European Fund invested approximately 20.7% of its total investments in the United Kingdom.

China Region Fund

Investing in securities of “China Region companies” may include certain risks and considerations not typically associated with investing in U.S. securities. In general, China Region companies are those that are organized under the laws of, or has a principal office in, the People’s Republic of China (including Hong Kong and Macau) (“China”), or Taiwan; the principal securities market for which is China or Taiwan; that derives at least 50% of its total revenues or profits from goods or services that are produced or sold, investments made, or services performed in China or Taiwan; or at least 50% of the assets of which are located in China or Taiwan. Such risks include fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, these securities may not be as liquid as U.S. securities. At October 31, 2007, the Fund had 37.5%, 39.4%, and 23.1% of its total investments invested in China, Hong Kong, and Taiwan, respectively.

India Fund

Investing in securities of Indian companies includes certain risks typically not associated with investing in countries with more developed securities markets, such as political, economic and legal uncertainties, delays in settling portfolio transactions and the risk of loss from such countries’ undeveloped systems of securities and transfer. At October 31, 2007, the Fund had 29.4% and 20.8% of its total investments in Financials and Industrials sectors, respectively.

Latin America Fund

Investing in securities of foreign countries may include certain risks and considerations not typically associated with investing in U.S. securities. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and currencies, and future and adverse political, social and economic developments. At October 31, 2007, the Fund had 65.2% and 25.4% of its total investments invested in Brazil and Mexico, respectively.

Russia Fund

Investing in securities of Russian companies includes certain risks typically not associated with investing in countries with more developed securities markets, such as political, economic and legal uncertainties, delays in settling portfolio transactions and the risk of loss from such countries’ undeveloped systems of securities and transfer. At October 31, 2007, the Fund had 29.9% of its total investments in Metals & Mining.

70   JPMORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders
of JPMorgan Trust I

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Asia Equity Fund, JPMorgan China Region Fund, JPMorgan India Fund, JPMorgan Intrepid European Fund, JPMorgan Japan Fund, JPMorgan Latin America Fund and JPMorgan Russia Fund (each a portfolio of JPMorgan Trust I; hereafter collectively referred to as the “Funds”) at October 31, 2007, the results of each of their operations for the period then ended, and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 20, 2007

OCTOBER 31, 2007        JPMORGAN COUNTRY/REGION FUNDS   71

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	144	None.

Roland R. Eppley, Jr. (1932); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President and Chief Executive Officer, Eastern States Bankcard (1971–1988).	144	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	144	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	144
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	144	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	144	None.

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	144	Trustee, Carleton College (2003–present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	144	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

72   JPMORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2007

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	144	Director, American University in Cairo.

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	144	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	144	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	144	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	144
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (144 funds).

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

OCTOBER 31, 2007        JPMORGAN COUNTRY/REGION FUNDS   73

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Stephen M. Benham (1959), Secretary (2005)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004.

Stephanie J. Dorsey (1969), Treasurer (2005)*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co. (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Susan M. Canning (1969), Assistant Secretary (2007)*	Vice President and Assistant General Counsel, JPMorgan Chase & Co.; Ms. Canning has served as an attorney with various titles for JPMorgan Chase & Co. since 1997.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary (2005)*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; from 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Arthur A. Jensen (1966), Assistant Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005.

Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

Francesco Tango (1971) Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

74   JPMORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2007

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2007, and continued to hold your shares at the end of the reporting period, October 31, 2007.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, May 1, 2007	Ending Account Value, October 31, 2007	Expenses Paid During Period May 1, 2007 to October 31, 2007	Annualized Expense Ratio
Asia Equity Fund
Class A
Actual*	$1,000.00	$1,529.40	$11.03	1.73%
Hypothetical*	1,000.00	1,016.48	8.79	1.73
Select Class
Actual*	1,000.00	1,531.40	9.44	1.48
Hypothetical*	1,000.00	1,017.74	7.53	1.48
Institutional Class
Actual*	1,000.00	1,532.40	8.49	1.33
Hypothetical*	1,000.00	1,018.50	6.77	1.33

China Region Fund
Class A
Actual*	1,000.00	1,697.30	13.53	1.99
Hypothetical*	1,000.00	1,015.17	10.11	1.99
Class C
Actual*	1,000.00	1,693.70	16.91	2.49
Hypothetical*	1,000.00	1,012.65	12.63	2.49
Class R5**
Actual*	1,000.00	1,701.40	10.55	1.55
Hypothetical*	1,000.00	1,017.39	7.88	1.55
Select Class
Actual*	1,000.00	1,699.90	11.84	1.74
Hypothetical*	1,000.00	1,016.43	8.84	1.74

OCTOBER 31, 2007        JPMORGAN COUNTRY/REGION FUNDS   75

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, May 1, 2007	Ending Account Value, October 31, 2007	Expenses Paid During Period May 1, 2007 to October 31, 2007	Annualized Expense Ratio
India Fund
Class A
Actual*	$1,000.00	$1,389.30	11.91%	2.00%
Hypothetical***	1,000.00	1,014.96	10.05	2.00
Class C
Actual*	1,000.00	1,386.00	14.93	2.51
Hypothetical***	1,000.00	1,012.42	12.59	2.51
Class R5**
Actual*	1,000.00	1,392.70	9.25	1.55
Hypothetical***	1,000.00	1,017.20	7.80	1.55
Select Class
Actual*	1,000.00	1,391.30	10.43	1.75
Hypothetical***	1,000.00	1,016.21	8.80	1.75

Intrepid European Fund
Class A
Actual*	1,000.00	1,109.20	7.66	1.44
Hypothetical*	1,000.00	1,017.95	7.32	1.44
Class B
Actual*	1,000.00	1,106.20	10.30	1.94
Hypothetical*	1,000.00	1,015.43	9.86	1.94
Class C
Actual*	1,000.00	1,106.10	10.30	1.94
Hypothetical*	1,000.00	1,015.43	9.86	1.94
Select Class
Actual*	1,000.00	1,110.20	6.33	1.19
Hypothetical*	1,000.00	1,019.21	6.06	1.19

Institutional Class
Actual*	1,000.00	1,111.30	5.32	1.00
Hypothetical*	1,000.00	1,020.16	5.09	1.00

Japan Fund
Class A
Actual*	1,000.00	1,025.20	10.36	2.03
Hypothetical*	1,000.00	1,014.97	10.31	2.03
Class B
Actual*	1,000.00	1,021.40	13.20	2.59
Hypothetical*	1,000.00	1,012.15	13.14	2.59
Class C
Actual*	1,000.00	1,021.40	13.15	2.58
Hypothetical*	1,000.00	1,012.20	13.09	2.58
Select Class
Actual*	1,000.00	1,026.30	11.54	2.26
Hypothetical*	1,000.00	1,013.81	11.47	2.26

76   JPMORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2007

	Beginning Account Value, May 1, 2007	Ending Account Value, October 31, 2007	Expenses Paid During Period May 1, 2007 to October 31, 2007	Annualized Expense Ratio
Latin America Fund
Class A
Actual*	$1,000.00	$1,367.50	11.34%	1.90%
Hypothetical*	1,000.00	1,015.63	9.65	1.90
Class C
Actual*	1,000.00	1,363.60	14.30	2.40
Hypothetical*	1,000.00	1,013.11	12.18	2.40
Class R5**
Actual*	1,000.00	1,370.90	8.67	1.45
Hypothetical*	1,000.00	1,017.90	7.37	1.45
Select Class
Actual*	1,000.00	1,369.10	9.85	1.65
Hypothetical*	1,000.00	1,016.89	8.39	1.65

Russia Fund
Class A
Actual*	1,000.00	1,271.60	11.51	2.01
Hypothetical*	1,000.00	1,015.07	10.21	2.01
Class C
Actual*	1,000.00	1,267.80	14.35	2.51
Hypothetical*	1,000.00	1,012.55	12.73	2.51
Class R5**
Actual*	1,000.00	1,278.60	8.96	1.56
Hypothetical*	1,000.00	1,017.34	7.93	1.56
Select Class
Actual*	1,000.00	1,277.30	10.10	1.76
Hypothetical*	1,000.00	1,016.33	8.94	1.76

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.

***	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Fund commenced operations on May 1, 2007.

OCTOBER 31, 2007        JPMORGAN COUNTRY/REGION FUNDS   77

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)

The Board of Trustees held meetings in person in June and August 2007, at which the Trustees considered the continuation of each of the investment advisory agreements for the Asia Equity, Intrepid European and Japan Funds and the sub-advisory agreement for the Asia Equity Fund whose annual report is contained herein (each an “Advisory Agreement”; collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for each Fund. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 15, 2007.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, with respect to all Funds, except the money market Funds and the insurance portfolios, the Trustees have engaged an independent consultant to similarly review the performance of each of the Funds, at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also engaged an independent consultant to provide a special analysis of the performance of Funds with greater than two years of performance history in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve each Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Funds and the Advisor, as provided in each Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreements. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”) an affiliate of the Advisor was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s

78   JPMORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2007

determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Investment Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”) affiliates of the Advisor earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMCB for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Funds would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Senior Officer/Chief Compliance Officer

The Trustees noted that, upon their direction, the Funds’ Chief Compliance Officer for the Asia Equity Fund, Intrepid European Fund, and Japan Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of these Funds. The Trustees indicated that the written evaluation was considered in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-year, three-year, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis by the independent consultant. The specific Lipper rankings noted by the Trustees, as part of their review and the determinations made by the Trustees with respect to each Fund’s performance is summarized below:

The Trustees noted the Asia Equity Fund’s performance in the fourth, fifth and fifth quintiles for Class A shares for the one,

OCTOBER 31, 2007        JPMORGAN COUNTRY/REGION FUNDS   79

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)

three and five year periods, respectively, and in the fourth and fifth quintiles for the Select Class shares for the one and three year periods, respectively, and that the independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and concluded that they were satisfied with the Advisor’s analysis of the Fund’s performance. The Trustees requested the Fund’s Advisor to review the Fund with members of the Equity sub-committee at each of their regular meetings over the course of the year.

The Trustees noted the Intrepid European Fund’s performance in the first, second and second quintiles for the Class A shares and the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Japan Fund’s performance in the third, first and first quintiles for the Class A shares for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and concluded that they were satisfied with the Advisor’s analysis of the Fund’s performance. The Trustees requested the Fund’s Advisor to review the Fund with members of the Equity sub-committee at each of their regular meetings over the course of the year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes is summarized below:

The Trustees noted that the Asia Equity Fund’s net advisory fee for the Class A shares was in the fourth quintile and for the Select Class shares was in the fourth quintile and the actual total expenses for the Class A shares were in the second quintile and for the Select Class shares were in the third quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the sub-advisory structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Intrepid European Fund’s net advisory fee for the Class A shares was in the second quintile and for the Select Class shares was in the second quintile and the actual total expenses for the Class A shares were in the second quintile and for the Select Class shares were in the third quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Japan Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the fifth quintile and the actual total expenses for the Class A shares were in the second quintile and for the Select Class shares were in the third quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

80   JPMORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2007

TAX LETTER
(Unaudited)

Certain tax information for the Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2007. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2007. The information necessary to complete your income tax returns for the calendar year ending December 31, 2007 will be received under separate cover.

Qualified Dividend Income (QDI)

For the fiscal year ended October 31, 2007, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%. The following represents the amount of ordinary income distributions treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
Asia Equity Fund	$1,018
Intrepid European Fund	5,619
Japan Fund	2,100

For the fiscal year ended October 31, 2007, the Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Gross foreign source income and foreign tax expenses are as follows (amounts in thousands):

	Gross Income	Foreign Tax Pass Through
Asia Equity Fund	$10,000	$877
China Region Fund	106	10
India Fund	26	4
Intrepid European Fund	24,202	2,159
Japan Fund	5,213	365
Russia Fund	61	8

The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record date in October 2007. These shareholders will receive more detailed information along with 2007 Form 1099-DIV.

Funds with Short Term Capital Gain Designation

For the fiscal year ended October 31, 2007, The Funds designate the following amount of ordinary distributions paid during the Funds’ fiscal year that are from qualified short-term capital gains (amounts in thousands):

Qualified Short-Term Capital Gains
Asia Equity Fund	$1,180
Intrepid European Fund	23,617

Long Term Capital Gain Designation — 15%

The Funds hereby designate the following amounts as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax returns for the fiscal year ended October 31, 2007 (amounts in thousands):

15% Long-Term Capital Gain Distribution
Asia Equity Fund	$4,307
Intrepid European Fund	6,680

OCTOBER 31, 2007        JPMORGAN COUNTRY/REGION FUNDS   81

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2007 All rights reserved. October 2007.	AN-INTEQ-CO-1007

ANNUAL REPORT OCTOBER 31, 2007

JPMorgan

Funds

JPMorgan Strategic Appreciation Fund
JPMorgan Strategic Preservation Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Strategic Appreciation Fund	2
JPMorgan Strategic Preservation Fund	4
Schedules of Portfolio Investments	6
Financial Statements	16
Financial Highlights	20
Notes to Financial Statements	24
Report of Independent Registered Public Accounting Firm	30
Trustees	31
Officers	33
Schedule of Shareholder Expenses	34

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to a Fund’s prospectus for a discussion of a Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
NOVEMBER 12, 2007 (Unaudited)

Dear Shareholder:

We are pleased to present this annual report for the JPMorgan Strategic Appreciation Fund and the JPMorgan Strategic Preservation Fund. Inside, you’ll find information detailing the performance of the Funds for the period ended October 31, 2007, along with a report from the portfolio managers.

“Interest rate fears and mounting weakness in the U.S. sub-prime mortgage market hurt sentiment and led to weaker stock performance in the summer months.”

International stocks rose

Healthy economic growth, solid corporate profitability and contained inflation fueled strong global stock market gains for the period. For the most part, international stocks were bolstered by investors with relatively robust risk appetites.

Developed foreign and emerging stock markets (MSCI EAFE and MSCI Emerging Markets Indexes) outperformed U.S. markets in the period. Emerging market stocks showed particular strength, outpacing their developed market counterparts by a wide margin.

U.S. credit crisis prompts Fed to ease

The U.S.-centered events of the summer rattled the international markets’ confidence, primarily among developed nations. Interest rate fears and mounting weakness in the U.S. sub-prime mortgage market hurt sentiment and led to weaker stock performance in the summer months.

As the credit market’s woes intensified, the Federal Reserve (Fed) acknowledged an increasing threat to U.S. growth prospects. Stock and bond investors reacted favorably to the Fed’s rate cut on September 18, which reduced the fed funds target from 5.25% to 4.75%. Another 25-basis-point cut on October 31 received a lukewarm response, as investors interpreted the Fed’s accompanying policy statement as evidence that additional easing was unlikely.

Liquidity concerns, both in secondary credit and interbank markets, also prompted central banks globally to take a series of corrective measures, most notably in the shape of large reserve injections by the European Central Bank, Bank of Japan and, eventually, the Bank of England. Collectively, this action helped restore confidence in international equity markets, and performance rebounded from the summer’s doldrums by period end.

Emerging markets unfazed by credit concerns

While the emerging markets remained relatively unscathed by the U.S. credit crunch, the resilience of the emerging markets was surprising in light of expectations that a tightening credit market would work against high-risk assets. The fact that investors paid more attention to the underlying fundamentals than to events in the credit markets and worries of a downturn in U.S. demand suggests that the asset class no longer represents a leveraged play on developed world growth.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

OCTOBER 31, 2007        JPMORGAN FUNDS   1

JPMorgan Strategic Appreciation Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2007 (Unaudited)

FUND FACTS

Fund Inception	March 30, 2007
Fiscal Year End	October 31
Net Assets as of 10/31/2007 (In Thousands)	$5,313
Primary Benchmark	Merrill Lynch 3-Month U.S. Treasury Bill Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Strategic Appreciation Fund, which seeks to provide a total return from a diversified portfolio of stocks and bonds,* returned 6.27%** (Select Class Shares) from the Fund’s since-inception period ended October 31, 2007. This compares to the 2.93% return for the Merrill Lynch 3-Month U.S. Treasury Bill Index during the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due in large part to strong equity selection. Our holdings in the basic materials and energy sectors were particularly good performers. Similarly, our stock holdings in the shipping industry offered good results. Stocks in these sectors benefited from healthy global demand, particularly from the emerging-market nations. In addition, the favorable timing of our purchases and sales in the global equity arena added considerable value versus the index.

Our decision to hold high-quality bonds also helped performance. Because of our high-quality bias, the Fund had no direct exposure to the difficulties witnessed in the sub-prime mortgage space. Rising defaults let to widespread credit concerns, and these concerns led to significant spread widening among lower-quality bonds.

The Fund’s exposure to Japan detracted from performance during the period, primarily due to the poor performance from Japanese financial stocks. The economy in Japan has grown more slowly than expected, and this slow growth has dampened equity market returns. We expected interest rates to rise, which would have benefited the banking sector. But the slow-growth economy has led to a generally static interest rate policy from the Bank of Japan. In addition, for much of the period the U.S. yield curve was inverted, which resulted in weak returns from our fixed income holdings relative to the short-term cash index.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund primarily invests in cash, high-quality fixed income securities, and domestic and international equity securities. The Fund generally holds between 40–100% of its assets in equities, with any balance invested in fixed income securities. The Fund’s portfolio management team uses quantitative and qualitative analyses to determine the relative attractiveness of stocks or bonds. The stocks represented in the Fund typically display earnings growth and relative value characteristics. The fixed income and cash-equivalent holdings typically are of high credit quality and may include a large weighting in U.S. Treasuries.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Exxon Mobil Corp. (United States)	1.8%
2.	General Electric Co. (United States)	1.4
3.	Microsoft Corp. (United States)	1.3
4.	Royal Dutch Shell plc, Class B (Netherlands)	1.1
5.	HSBC Holdings plc (United Kingdom)	1.0
6.	AT&T, Inc. (United States)	0.9
7.	International Business Machines Corp. (United States)	0.9
8.	Vodafone Group plc (United Kingdom)	0.9
9.	Procter & Gamble Co. (United States)	0.7
10.	Johnson & Johnson (United States)	0.7

PORTFOLIO COMPOSITION BY COUNTRY***

United States	47.3%
United Kingdom	7.4
Japan	7.0
France	5.1
Germany	5.0
Switzerland	3.4
Hong Kong	3.1
Netherlands	2.2
Canada	2.2
Spain	2.1
Italy	1.8
Australia	1.4
Bermuda	1.4
Norway	1.2
India	1.1
Other (less than 1.0%)	8.3

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of October 31, 2007. The Fund’s composition is subject to change.

2   JPMORGAN FUNDS        OCTOBER 31, 2007

TOTAL RETURNS AS OF OCTOBER 31, 2007

	INCEPTION DATE OF CLASS	SINCE INCEPTION
CLASS A SHARES	3/30/07
Without Sales Charge		6.13%
With Sales Charge*		0.57
CLASS C SHARES	3/30/07
Without CDSC		5.80
With CDSC**		4.80
CLASS R5 SHARES***	3/30/07	6.40
SELECT CLASS SHARES	3/30/07	6.27

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 1% CDSC (contingent deferred sales charge) for the one year period.

***	Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.

LIFE OF FUND PERFORMANCE (3/30/07 to 10/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on March 30, 2007.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Strategic Appreciation Fund and the Merrill Lynch 3-Month U.S. Treasury Bill Index from March 30, 2007 to October 31, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Merrill Lynch 3-Month U.S. Treasury Bill Index is a one-security index which, at the beginning of every month, selects for inclusion the bill maturing closest to, but not beyond, 91 days from that date. That issue is then held for one month, sold and rolled into a new bill. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2007        JPMORGAN FUNDS   3

JPMorgan Strategic Preservation Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2007 (Unaudited)

FUND FACTS

Fund Inception	March 30, 2007
Fiscal Year End	October 31
Net Assets as of 10/31/2007 (In Thousands)	$5,280
Primary Benchmark	Merrill Lynch 3-Month U.S. Treasury Bill Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Strategic Preservation Fund, which seeks to provide a total return from a diversified portfolio of stocks and bonds,* returned 5.53%** (Select Class Shares) from the Fund’s since-inception period ended October 31, 2007. This compares to the 2.93% return for the Merrill Lynch 3-Month U.S. Treasury Bill Index during the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period primarily due to strong equity selection. Our stocks in the basic materials and energy sectors were particularly good performers. Additionally, the Fund’s stock holdings in the shipping industry also performed well. Stocks in these sectors benefited from healthy global demand, particularly from the emerging-market nations. In addition, the favorable timings of our purchases and sales in the equity markets added considerable value versus the index.

Our decision to hold high-quality bonds also helped performance. Because of our high-quality bias, the Fund had no direct exposure to the difficulties witnessed in the sub-prime mortgage space. Rising defaults led to widespread credit concerns, and these concerns led to significant spread widening among lower-quality bonds.

The Fund’s exposure to Japan detracted from performance during the period, primarily due to poor performance from Japanese financial stocks. The economy in Japan has grown more slowly than expected, and this slow growth has dampened equity market returns. We were expecting interest rates to rise, which would have benefited the banking sector. But the slow-growth environment has led to a generally static interest rate policy from the Bank of Japan. In addition, for much of the period the U.S. yield curve was inverted, which resulted in weak returns from our fixed income holdings relative to the short-term cash index.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund primarily invests in cash, high-quality fixed income securities, and domestic and international equity securities. The Fund generally invests between 60–100% of its assets in cash and fixed income securities, with the balance invested in equity securities. The portfolio management team uses quantitative and qualitative analyses to determine the relative attractiveness of stocks or bonds. The stocks represented in the Fund typically display earnings growth and relative value characteristics. The fixed income and cash-equivalent holdings typically are of high credit quality and may include a large weighting in U.S. Treasuries.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Fugro N.V., CVA (Netherlands)	0.8%
2.	Saipem S.p.A. (Italy)	0.7
3.	Makhteshim-Agan Industries Ltd. (Israel)	0.7
4.	BG Group plc (United Kingdom)	0.7
5.	Intesa Sanpaolo S.p.A. (Italy)	0.7
6.	ABB Ltd. (Switzerland)	0.6
7.	OMV AG (Austria)	0.6
8.	China Resources Power Holdings Co. (Hong Kong)	0.6
9.	Standard Chartered plc (United Kingdom)	0.6
10.	Novo Nordisk A/S, Class B (Denmark)	0.6

PORTFOLIO COMPOSITION BY COUNTRY***

United States	77.3%
United Kingdom	4.4
Japan	2.7
Hong Kong	2.2
Germany	2.0
Italy	1.4
Taiwan	1.2
Canada	1.1
Netherlands	1.1
Other (less than 1.0%)	6.6

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of October 31, 2007. The Fund’s composition is subject to change.

4   JPMORGAN FUNDS        OCTOBER 31, 2007

TOTAL RETURNS AS OF OCTOBER 31, 2007

	INCEPTION DATE OF CLASS	SINCE INCEPTION
CLASS A SHARES	3/30/07
Without Sales Charge		5.40%
With Sales Charge*		(0.13)
CLASS C SHARES	3/30/07
Without CDSC		5.07
With CDSC**		4.07
CLASS R5 SHARES***	3/30/07	5.67
SELECT CLASS SHARES	3/30/07	5.53

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 1% CDSC (contingent deferred sales charge) for the one year period.

***	Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.

LIFE OF FUND PERFORMANCE (3/30/07 TO 10/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on March 30, 2007.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Strategic Preservation Fund and the Merrill Lynch 3-Month U.S. Treasury Bill Index from March 30, 2007 to October 31, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Merrill Lynch 3-Month U.S. Treasury Bill Index is a one-security index which, at the beginning of every month, selects for inclusion the bill maturing closest to, but not beyond, 91 days from that date. That issue is then held for one month, sold and rolled into a new bill. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2007        JPMORGAN FUNDS   5

JPMorgan Strategic Appreciation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007

(Amounts in thousands, except shares)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 76.2% (l)
	Common Stocks — 74.8%
	Australia — 1.1%
2,092	AXA Asia Pacific Holdings Ltd.	16
713	BHP Billiton Ltd.	31
160	Macquarie Bank Ltd.	13
		60
	Austria — 0.6%
176	OMV AG	13
186	Voestalpine AG	17
		30
	Belgium — 0.3%
143	InBev N.V.	14
	Bermuda — 1.1%
350	Accenture Ltd., Class A	14
304	ACE Ltd.	18
217	Arch Capital Group Ltd. (a)	16
270	Covidien Ltd.	11
		59
	Brazil — 0.6%
429	Cia Vale do Rio Doce ADR	16
172	Petroleo Brasileiro S.A. ADR	16
		32
	Canada — 1.8%
161	Canadian Imperial Bank of Commerce	17
1,247	CGI Group, Inc., Class A (a)	14
280	Husky Energy, Inc.	13
133	Potash Corp. of Saskatchewan	17
129	Research In Motion Ltd. (a)	16
229	Toronto-Dominion Bank	17
		94
	Cayman Islands — 0.7%
289	Fresh Del Monte Produce, Inc.	11
109	Garmin Ltd.	12
520	Seagate Technology	15
		38
	China — 0.3%
4,000	Shimao Property Holdings Ltd.	14
	Denmark — 0.6%
101	Carlsberg A/S, Class B	14
129	Novo Nordisk A/S, Class B	16
		30
	Egypt — 0.3%
82	Orascom Construction Industries Co. GDR	15
	Finland — 0.6%
768	Nokia OYJ	31
	France — 3.9%
353	AXA S.A.	16
128	BNP Paribas	14
140	Bouygues	14
150	Cie de Saint-Gobain	16
37	Cie Generale de Geophysique-Veritas (a)	12
104	Cie Generale des Etablissements Michelin, Class B	14
380	France Telecom S.A.	14
91	Lafarge S.A.	15
71	Nexans S.A.	12
114	Renault S.A.	19
149	Sanofi-Aventis	13
81	Societe Generale	14
275	Suez S.A.	18
355	Vivendi	16
		207
	Germany — 3.6%
67	Allianz SE	15
116	BASF AG	16
146	Bayer AG	12
285	Commerzbank AG	12
161	DaimlerChrysler AG	18
83	Deutsche Bank AG	11
90	E.ON AG	18
129	Linde AG	16
112	Merck KGaA	14
79	Muenchener Rueckversicherungs-Gesellschaft AG	15
75	Salzgitter AG	15
174	ThyssenKrupp AG	12
64	Volkswagen AG	18
		192
	Greece — 0.6%
190	National Bank of Greece S.A.	13
418	Piraeus Bank S.A.	17
		30
	Hong Kong — 2.4%
1,000	Cheung Kong Holdings Ltd.	20
2,000	China Everbright Ltd. (a)	9
1,000	China Mobile Ltd.	21
2,000	Citic Pacific Ltd.	13

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN FUNDS        OCTOBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued (l)
	Hong Kong — Continued
3,000	Hang Lung Properties Ltd.	14
2,000	Henderson Land Development Co., Ltd.	18
1,000	Sun Hung Kai Properties Ltd.	19
1,000	Swire Pacific Ltd., Class A	14
		128
	India — 0.8%
194	ICICI Bank Ltd. ADR	13
299	Reliance Capital Ltd. GDR	16
111	Reliance Industries Ltd. GDR (e)	16
		45
	Ireland — 0.3%
547	Allied Irish Banks plc	14
	Israel — 0.3%
317	Teva Pharmaceutical Industries Ltd. ADR	14
	Italy — 1.2%
413	ENI S.p.A.	15
391	Fiat S.p.A.	13
2,551	Intesa Sanpaolo S.p.A.	20
1,677	UniCredito Italiano S.p.A.	14
		62
	Japan — 5.5%
300	Aisin Seiki Co., Ltd.	12
300	Astellas Pharma, Inc.	13
1,000	ITOCHU Corp.	13
3	Japan Tobacco, Inc.	17
200	JFE Holdings, Inc.	12
1,000	Kawasaki Kisen Kaisha Ltd.	14
500	Komatsu Ltd.	17
300	Makita Corp.	14
1,500	Mitsubishi Chemical Holdings Corp.	12
700	Mitsubishi Corp.	22
1,000	Mitsui OSK Lines Ltd.	17
1,500	Nippon Mining Holdings, Inc.	14
2,000	Nippon Steel Corp.	13
1,500	Nissan Motor Co., Ltd.	17
1	Sapporo Hokuyo Holdings, Inc.	10
200	Shin-Etsu Chemical Co., Ltd.	13
700	Sumitomo Corp.	12
400	Suzuki Motor Corp.	13
400	Toyota Motor Corp.	23
2,000	Yokohama Rubber Co., Ltd. (The)	15
		293
	Luxembourg — 0.4%
247	ArcelorMittal	20
	Mexico — 0.1%
121	America Movil S.A.B. de C.V., Series L ADR	8
	Netherlands — 1.4%
440	ASML Holding N.V. (a)	15
350	ING Groep N.V. CVA	16
1,101	Royal Dutch Shell plc, Class B	48
		79
	Norway — 1.0%
880	Norsk Hydro ASA	13
779	Orkla ASA	15
301	StatoilHydro ASA	10
606	Telenor ASA (a)	14
		52
	Russia — 0.2%
40	MMC Norilsk Nickel ADR	12
	Singapore — 0.3%
3,000	CapitaLand Ltd.	17
	South Korea — 0.2%
5,000	STX Pan Ocean Co., Ltd.	13
	Spain — 1.7%
570	Banco Bilbao Vizcaya Argentaria S.A.	14
802	Banco Santander Central Hispano S.A.	18
184	Inditex S.A.	14
320	Repsol YPF S.A.	13
889	Telefonica S.A.	29
		88
	Sweden — 0.3%
212	Alfa Laval AB	17
	Switzerland — 2.7%
653	ABB Ltd.	20
174	Cie Financiere Richemont S.A., Class A	12
294	Credit Suisse Group	20
66	Nestle S.A.	30
80	Roche Holding AG	14
47	Swatch Group AG	15
290	UBS AG	16
52	Zurich Financial Services AG	16
		143
	Taiwan — 0.0% (g)
147	HON HAI Precision Industry Co., Ltd. GDR	2

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN FUNDS   7

JPMorgan Strategic Appreciation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007 (continued)

(Amounts in thousands, except shares)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued (l)
	United Kingdom — 5.9%
682	3i Group plc	15
1,157	Barclays plc	15
2,060	BT Group plc	14
1,523	Centrica plc	12
610	HBOS plc	11
2,131	HSBC Holdings plc	42
1,743	International Power plc	18
1,317	Lloyds TSB Group plc	15
1,579	Man Group plc	19
940	Prudential plc	15
191	Rio Tinto plc	18
1,350	Royal Bank of Scotland Group plc	15
471	Schroders plc	15
575	Standard Chartered plc	22
1,488	Tesco plc	15
339	Vedanta Resources plc	16
9,052	Vodafone Group plc	36
		313
	United States — 34.0%
270	Aetna, Inc.	15
203	Alcoa, Inc.	8
394	Altria Group, Inc.	29
140	Amazon.com, Inc. (a)	13
243	American Electric Power Co., Inc.	12
221	Anadarko Petroleum Corp.	13
152	Anixter International, Inc. (a)	11
177	Apache Corp.	18
137	Apple, Inc. (a)	26
922	AT&T, Inc.	39
196	Avnet, Inc. (a)	8
646	Bank of America Corp.	31
485	Bristol-Myers Squibb Co.	15
115	Bunge Ltd.	13
130	Cameron International Corp. (a)	13
444	Chesapeake Energy Corp.	17
248	Chevron Corp.	23
239	Chubb Corp. (The)	13
213	Cigna Corp.	11
798	Cisco Systems, Inc. (a)	26
671	Citigroup, Inc.	28
325	Coca-Cola Co. (The)	20
172	ConocoPhillips	15
522	Corning, Inc.	13
166	CROCS, Inc. (a)	12
94	Cummins, Inc.	11
240	CVS/Caremark Corp.	10
70	Deckers Outdoor Corp. (a)	10
87	Deere & Co.	13
479	Dell, Inc. (a)	15
642	Duke Energy Corp.	12
360	Eastman Kodak Co.	10
768	EMC Corp. (a)	20
817	Exxon Mobil Corp.	75
210	Fossil, Inc. (a)	8
80	Franklin Resources, Inc.	10
146	Freeport-McMoRan Copper & Gold, Inc.	17
170	GameStop Corp., Class A (a)	10
639	Gap, Inc. (The)	12
1,402	General Electric Co.	58
73	Goldman Sachs Group, Inc. (The)	18
191	Goodrich Corp.	13
36	Google, Inc., Class A (a)	25
256	Guess?, Inc.	13
140	Hartford Financial Services Group, Inc.	14
180	Hess Corp.	13
386	Hewlett-Packard Co.	20
900	Intel Corp.	24
323	International Business Machines Corp.	38
479	Johnson & Johnson	31
434	Kraft Foods, Inc.,	15
110	L-3 Communications Holdings, Inc.	12
141	Lockheed Martin Corp.	15
292	Loews Corp.	14
158	Loews Corp. - Carolina Group	14
342	Manitowoc Co., Inc. (The)	17
252	Marathon Oil Corp.	15
182	MBIA, Inc.	8
268	McDermott International, Inc. (a)	16
268	McDonald’s Corp.	16
160	Medco Health Solutions, Inc. (a)	15
130	MEMC Electronic Materials, Inc. (a)	10
354	Merck & Co., Inc.	21
224	MetLife, Inc.	15
108	Mettler-Toledo International, Inc. (a)	11
1,470	Microsoft Corp.	54
280	Mirant Corp. (a)	12
290	Molson Coors Brewing Co., Class B	17
190	Morgan Stanley	13
200	Mosiac Co. (The) (a)	14
140	Murphy Oil Corp.	10

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN FUNDS        OCTOBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued (l)
	United States — Continued
218	National Oilwell Varco, Inc. (a)	16
209	Nationwide Financial Services, Inc.	11
535	News Corp., Class B	12
190	Nike, Inc., Class B	13
130	Noble Energy, Inc.	10
405	NVIDIA Corp. (a)	14
233	Occidental Petroleum Corp.	16
130	Oceaneering International, Inc. (a)	10
260	Oil States International, Inc. (a)	11
593	ON Semiconductor Corp. (a)	6
690	Oracle Corp. (a)	15
187	Parker-Hannifin Corp.	15
334	Pepsi Bottling Group, Inc.	14
230	PepsiCo, Inc.	17
282	PG&E Corp.	14
120	Praxair, Inc.	10
107	Precision Castparts Corp.	16
140	priceline.com, Inc. (a)	13
450	Procter & Gamble Co.	31
153	Prudential Financial, Inc.	15
190	Raytheon Co.	12
174	Reynolds American, Inc.	11
377	Safeway, Inc.	13
527	Schering-Plough Corp.	16
297	Sotheby’s	16
124	Southern Copper Corp.	17
160	State Street Corp.	13
172	Terex Corp. (a)	13
251	Thermo Fisher Scientific, Inc. (a)	15
640	Time Warner, Inc.	12
194	Travelers Cos., Inc. (The)	10
350	Tupperware Brands Corp.	13
98	Union Pacific Corp.	13
338	Verizon Communications, Inc.	16
435	Walt Disney Co. (The)	15
174	Woodward Governor Co.	12
550	Xcel Energy, Inc.	12
693	Xerox Corp. (a)	12
400	Zoran Corp. (a)	10
		1,806
	Total Common Stocks (Cost $3,418)	3,972
	Preferred Stocks — 0.6%
	Germany — 0.4%
7	Porsche AG	19
	Italy — 0.2%
4,610	Telecom Italia S.p.A.	12
	Total Preferred Stocks (Cost $22)	31

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE ($)
	Convertible Bonds — 0.8%
	France — 0.1%
EUR11	Rhodia S.A., 0.5%, 01/01/14	7
	Netherlands — 0.2%
CHF15	Pargesa Netherlands N.V., 1.75%, 06/15/14	13
	United States — 0.5%
$23	Wyeth, FRN, 4.89%, 01/15/24	24
	Total Convertible Bonds (Cost $45)	44
	Total Long-Term Investments (Cost $3,485)	4,047
Short-Term Investment — 3.0%
	U.S. Treasury Obligation — 3.0%
160	U.S. Treasury Bill, 4.63%, 01/17/08 (k) (n) (Cost $158)	159
	Total Investments — 79.2% (Cost $3,643)	4,206
	Other Assets In Excess of Liabilities — 20.8%	1,107
	NET ASSETS — 100.0%	$5,313

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN FUNDS   9

JPMorgan Strategic Appreciation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007 (continued)

(Amounts in thousands, except number of contracts)

Summary of Investments by Industry, October 31, 2007

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Oil, Gas & Consumable Fuels	9.1%
Commercial Banks	7.8
Metals & Mining	5.6
Insurance	5.4
Pharmaceuticals	4.5
Capital Markets	3.9
Automobiles	3.3
Diversified Telecommunication Services	3.3
Computers & Peripherals	3.2
Chemicals	2.8
Real Estate Management & Development	2.8
Diversified Financial Services	2.7
Machinery	2.4
Industrial Conglomerates	2.4
Beverages	2.3
Communications Equipment	2.0
Semiconductors & Semiconductor Equipment	1.9
Wireless Telecommunication Services	1.9
Tobacco	1.7
Textiles, Apparel & Luxury Goods	1.7
Software	1.6
Aerospace & Defense	1.6
Food Products	1.6
Energy Equipment & Services	1.5
Multi-Utilities	1.3
Media	1.3
Health Care Providers & Services	1.2
Specialty Retail	1.2
Trading Companies & Distributors	1.1
Electrical Equipment	1.0
Marine	1.0
Electric Utilities	1.0
Auto Components	1.0
Short-Term Investment	3.8
Other (less than 1.0%)	9.1

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 10/31/07	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
2	5 Year U.S. Treasury Notes	December, 2007	$215	$2
1	S&P 500 Index	December, 2007	389	17
1	TOPIX Index	December, 2007	140	9
	Short Futures Outstanding
(3)	Dow Jones EURO STOXX 50	December, 2007	(196)	(4)
(1)	Russell 2000 Index	December, 2007	(416)	(22)
(17)	E-mini S&P 500 Index	December, 2007	(1,322)	(58)
				$(56)

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN FUNDS        OCTOBER 31, 2007

Forward Foreign Currency Exchange Contracts

CONTRACTS TO BUY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 10/31/07		NET UNREALIZED APPRECIATION (DEPRECIATION)
12,583 EUR for 20,190 AUD	12/14/07	$19	#	$18	#	$(1)
6,581 EUR for 72,790 HKD	12/14/07	9	#	9	#	—	(h)
5,723 EUR for 44,581 NOK	12/14/07	8	#	8	#	—	(h)
12,583 EUR for 26,196 SGD	12/14/07	18	#	18	#	—	(h)
33,341 DKK	12/14/07	6		6		—	(h)
80,000 EUR	12/14/07	111		116		5
6,800 GBP	12/14/07	14		14		—	(h)
1,741,523 JPY	12/14/07	15		15		—	(h)
28,485 SGD	12/14/07	20		20		—	(h)
		$220		$224		$4

CONTRACTS TO SELL	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/07	NET UNREALIZED APPRECIATION (DEPRECIATION)
44,986 AUD	12/14/07	$39	$42	$(3)
68,998 CAD	12/14/07	69	73	(4)
161,800 CHF	12/14/07	139	140	(1)
232,349 DKK	12/14/07	44	45	(1)
570,277 EUR	12/14/07	894	917	(23)
183,326 GBP	12/14/07	370	381	(11)
564,781 HKD	12/14/07	73	73	— (h)
44,444,232 JPY	12/14/07	388	387	1
141,115 NOK	12/14/07	26	26	— (h)
166,029 SEK	12/14/07	26	26	— (h)
10,974 SGD	12/14/07	7	8	(1)
		$2,075	$2,118	$(43)

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at 10/31/07 of the currency being sold, and the value at 10/31/07 is the U.S. Dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN FUNDS   11

JPMorgan Strategic Preservation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007

(Amounts in thousands, except shares)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 46.0% (l)
	Common Stocks — 26.0%
	Australia — 0.5%
1,341	Asciano Group (a)	10
1,341	Toll Holdings Ltd.	17
		27
	Austria — 0.6%
403	OMV AG	30
	Bermuda — 0.4%
2,826	Golden Ocean Group Ltd.	21
	Canada — 1.0%
257	Agrium, Inc.	16
381	Barrick Gold Corp.	17
1,020	Kinross Gold Corp. (a)	20
		53
	China — 0.0% (g)
1,000	Golden Eagle Retail Group Ltd.	1
	Denmark — 0.5%
227	Novo Nordisk A/S, Class B	28
	Finland — 0.3%
3,923	Ruukki Group Oyj	16
	France — 0.4%
228	Sanofi-Aventis	20
	Germany — 0.5%
179	Continental AG	27
	Greece — 0.4%
1,164	Sidenor Steel Production & Manufacturing Co. S.A.	22
	Hong Kong — 2.1%
1,000	Cheung Kong Holdings Ltd.	20
8,000	China Resources Power Holdings Co.	30
800	Jardine Matheson Holdings Ltd.	24
7,000	Pacific Basin Shipping Ltd.	16
1,500	Swire Pacific Ltd., Class A	21
		111
	Israel — 0.7%
3,686	Makhteshim-Agan Industries Ltd. (a)	36
	Italy — 1.3%
4,097	Intesa Sanpaolo S.p.A.	33
833	Saipem S.p.A.	37
		70
	Japan — 2.6%
4	Asset Managers Co., Ltd.	7
700	Japan General Estate Co., Ltd. (The)	13
3	Japan Tobacco, Inc.	18
400	Joint Corp.	11
330	Mitsubishi UFJ Lease & Finance Co., Ltd.	12
1,000	Mitsui & Co., Ltd.	26
200	Nidec Corp.	15
6	Risa Partners, Inc.	13
210	Yamada Denki Co., Ltd.	22
		137
	Malaysia — 0.4%
9,215	IOI Corp BHD	21
	Netherlands — 0.8%
481	Fugro N.V., CVA	42
	Norway — 0.5%
594	Norsk Hydro ASA	9
512	StatoilHydro ASA	17
		26
	Papua New Guinea — 0.2%
2,975	Lihir Gold Ltd. (a)	12
	South Africa — 0.5%
149	Anglo Platinum Ltd.	26
	South Korea — 0.3%
5,000	STX Pan Ocean Co Ltd	13
	Switzerland — 0.6%
1,040	ABB Ltd.	32
	Taiwan — 1.2%
1,114	HON HAI Precision Industry Co., Ltd. GDR	17
1,050	MediaTek, Inc.	21
2,374	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	25
		63
	United Kingdom — 4.2%
1,910	BG Group plc	35
4,040	BT Group plc	28
254	Lonmin plc	18
2,367	Northumbrian Water Group plc	16
723	Scottish & Southern Energy plc	24
1,038	Shire plc	26
754	Standard Chartered plc	29
531	Vedanta Resources plc	24
3,345	Wm Morrison Supermarkets plc	21
		221

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN FUNDS        OCTOBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	United States — 6.0%
128	Bunge Ltd.	15
84	Deere & Co.	13
32	Google, Inc., Class A (a)	23
168	Hartford Financial Services Group, Inc.	16
618	Johnson Controls, Inc.	27
436	Merck & Co., Inc.	25
164	Monsanto Co.	16
291	Mosiac Co. (The) (a)	20
794	News Corp., Class B	18
1,061	Oracle Corp. (a)	24
316	Procter & Gamble Co.	22
310	United Technologies Corp.	24
600	Verizon Communications, Inc.	28
818	Xilinx, Inc.	20
880	Yahoo!, Inc. (a)	27
		318
	Total Common Stocks (Cost $1,122)	1,373

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)
	Convertible Bonds — 4.9%
	Germany — 1.4%
EUR50	Kreditanstalt fuer Wiederaufbau, 0.75%, 08/08/08	73
	Netherlands — 0.3%
CHF15	Pargesa Netherlands N.V., 1.75%, 06/15/14	13
	United States — 3.2%
$23	Liberty Media LLC, 0.75%, 03/30/23	25
50	Merrill Lynch & Co., Inc., Zero Coupon, 03/31/32	56
35	St. Jude Medical, Inc., 1.22%, 12/15/08	35
30	Teva Pharmaceutical Finance LLC, Series C, 0.25%, 02/01/26	30
23	Wyeth, FRN, 4.89%, 01/15/24	25
		171
	Total Convertible Bonds (Cost $252)	257
	U.S. Treasury Obligations — 15.1%
	U.S. Treasury Notes,
200	2.63%, 05/15/08	198
300	3.38%, 09/15/09	297
300	4.00%, 04/15/10	301
	Total U.S. Treasury Obligations (Cost $782)	796
	Total Long-Term Investments (Cost $2,156)	2,426

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)
Short-Term Investments — 49.2%
	Time Deposit — 32.2%
$1,700	Rabobank USA Finance Corp., (Cost $1,700)	1,700
	U.S. Treasury Obligations — 17.0%
	U.S. Treasury Bills,
300	4.62%, 11/01/07 (n)	300
300	4.69%, 11/23/07 (n)	299
300	4.74%, 12/06/07 (n)	299
	Total U.S. Treasury Obligations (Cost $898)	898
	Total Short Term Investments (Cost $2,598)	2,598
	Total Investments — 95.2% (Cost $4,754)	5,024
	Other Assets in Excess of Liabilities — 4.8%	256
	NET ASSETS — 100.0%	$5,280

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2007

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments.

INDUSTRY	PERCENTAGE
U.S. Treasury Obligations	15.8%
Pharmaceuticals	3.1
Metals & Mining	2.9
Oil, Gas & Consumable Fuels	1.7
Chemicals	1.8
Energy Equipment & Services	1.6
Capital Markets	1.5
Banks	1.5
Semiconductors & Semiconductor	1.3
Commercial Banks	1.2
Diversified Telecommunication	1.1
Auto Components	1.1
Real Estate Management & Development	1.0
Internet Software & Services	1.0
Marine	1.0
Short-Term Investments	51.7
Other (less than 1.0%)	10.7

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN FUNDS   13

JPMorgan Strategic Preservation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007 (continued)

(Amounts in thousands, except number of contracts)

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 10/31/07	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
13	2 Year U.S. Treasury Notes	December, 2007	$2,692	$(6)
4	5 Year U.S. Treasury Notes	December, 2007	429	4
1	Euro-Euribor	December, 2007	346	— (h)
1	NASDAQ 100	December, 2007	225	13
2	U.K. Treasury Gilt	December, 2007	446	4
	Short Futures Outstanding
(6)	10 Year U.S. Treasury Notes	December, 2007	(660)	2
(5)	Dow Jones EURO STOXX 50	December, 2007	(326)	(6)
(3)	Euro-Bund	December, 2007	(493)	(5)
(1)	FTSE 100 Index	December, 2007	(140)	(4)
(5)	E-mini S&P 500 Index	December, 2007	(389)	(5)
				$(3)

Forward Foreign Currency Exchange Contracts

CONTRACTS TO BUY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/07	NET UNREALIZED APPRECIATION (DEPRECIATION)
13,869 CAD	12/06/07	$15	$15	$—	(h)
86,488 EUR	12/06/07	123	125	2
690,000 HKD	12/06/07	89	89	—	(h)
		$227	$229	$2

CONTRACTS TO SELL	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/07	NET UNREALIZED APPRECIATION (DEPRECIATION)
15,768 AUD	12/06/07	$13	$15	$(2)
74,036 CAD	12/06/07	73	78	(5)
31,448 CHF	12/06/07	26	27	(1)
335,899 EUR	12/06/07	461	487	(26)
116,379 GBP	12/06/07	234	242	(8)
1,297,718 HKD	12/06/07	167	168	(1)
104,382 ILS	12/06/07	25	26	(1)
12,271,103 JPY	12/06/07	107	107	— (h)
60,529 NOK	12/06/07	10	11	(1)
99,763 ZAR	12/06/07	14	15	(1)
		$1,130	$1,176	$(46)

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN FUNDS        OCTOBER 31, 2007

JPMorgan Funds

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007

ABBREVIATIONS:

(a)—	Non-income producing security.

(e)—	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)—	Amount rounds to less than 0.1%.

(h)—	Amount rounds to less than one thousand (shares or dollars).

(k)—	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l)—	All or a portion of these securities are reserved for current or potential holdings with the custodian for forward foreign currency contracts.

(n)—	The rate shown is the effective yield at the date of purchase.

ADR—	American Depositary Receipt

AUD—	Australian Dollar

CAD—	Canadian Dollar

CHF—	Swiss Franc

CVA—	Dutch Certification

DKK—	Danish Krone

EUR—	Euro

FRN—	Floating Rate Note

GBP—	British Pound

GDR—	Global Depositary Receipt

HKD—	Hong Kong Dollar

ILS—	Israel Shekel

JPY—	Japanese Yen

NOK—	Norwegian Krone

SEK—	Swedish Krona

SGD—	Singapore Dollar

ZAR—	South African Rand

The market value and percentage of the investments based on net assets that are fair valued under the fair valuation policy for international investments as described in Note 2A are as follows (amounts in thousands):

Fund	Market Value	Percentage
Strategic Appreciation Fund	$1,861	35.0%
Strategic Preservation Fund	959	18.2

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN FUNDS   15

STATEMENTS OF ASSETS AND LIABILITIES
AS OF OCTOBER 31, 2007

(Amounts in thousands, except per share amounts)

	Strategic Appreciation Fund		Strategic Preservation Fund
ASSETS:
Investments in non-affiliates, at value	$4,206		$5,024
Cash	1,028		154
Foreign currency, at value	208		155
Deposit with broker for future contracts	—		70
Receivables:
Investment securities sold	29		22
Interest and dividends	5		6
Tax reclaims	2		1
Unrealized appreciation on forward foreign currency exchange contracts	4		2
Total Assets	5,482		5,434

LIABILITIES:
Payables:
Investment securities purchased	21		6
Variation margin on futures contracts	16		7
Unrealized depreciation on forward foreign currency exchange contracts	43		46
Accrued liabilities:
Shareholder servicing fees	1		1
Distribution fees	—	(c)	—	(c)
Custodian and accounting fees	11		17
Trustees’ and Chief Compliance Officer’s fees	—	(c)	—	(c)
Other	77		77
Total Liabilities	169		154
Net Assets	$5,313		$5,280

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN FUNDS        OCTOBER 31, 2007

	Strategic Appreciation Fund	Strategic Preservation Fund
NET ASSETS:
Paid in capital	$4,944	$5,000
Accumulated undistributed (distributions in excess of) net investment income	34	64
Accumulated net realized gains (losses)	(138)	(13)
Net unrealized appreciation (depreciation)	473	229
Total Net Assets	$5,313	$5,280

Net Assets:
Class A	$212	$211
Class C	212	210
Class R5 (a)	106	106
Select Class	4,783	4,753
Total	$5,313	$5,280

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	13	13
Class C	13	13
Class R5 (a)	7	7
Select Class	300	300

Net Asset Value:
Class A — Redemption price per share	$15.92	$15.82
Class C — Offering price per share (b)	15.87	15.77
Class R5 (a) — Offering and redemption price per share	15.96	15.86
Select Class — Offering and redemption price per share	15.94	15.84
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$16.80	$16.70

Cost of investments	$3,643	$4,754
Cost of foreign currency	204	149

(a)	Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.

(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

(c)	Amounts rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN FUNDS   17

STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED OCTOBER 31, 2007 (a)

(Amounts in thousands)

	Strategic Appreciation Fund	Strategic Preservation Fund
INVESTMENT INCOME:
Dividend income	$46	$17
Interest income	29	82
Foreign taxes withheld	(3)	(1)
Total investment income	72	98

EXPENSES:
Investment advisory fees	21	18
Administration fees	3	3
Distribution fees:
Class A	— (c)	— (c)
Class C	1	1
Shareholder servicing fees:
Class A	— (c)	— (c)
Class C	— (c)	— (c)
Class R5 (b)	— (c)	— (c)
Select Class	7	7
Custodian and accounting fees	37	32
Professional fees	62	64
Trustees’ and Chief Compliance Officer’s fees	— (c)	— (c)
Printing and mailing costs	24	24
Registration and filing fees	53	52
Transfer agent fees	8	8
Interest Expense	— (c)	— (c)
Other	4	4
Total expenses	220	213
Less amounts waived	(25)	(22)
Less reimbursements	(158)	(157)
Net expenses	37	34
Net investment income (loss)	35	64

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	(23)	9
Written options	—	3
Futures	(115)	(22)
Foreign currency transactions	(57)	(3)
Net realized gain (loss)	(195)	(13)
Change in net unrealized appreciation (depreciation) of:
Investments	563	270
Futures	(56)	(3)
Foreign currency translations	(34)	(38)
Change in net unrealized appreciation (depreciation)	473	229
Net realized/unrealized gains (losses)	278	216
Change in net assets resulting from operations	$313	$280

(a)	Commencement of operations was March 30, 2007.

(b)	Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

18   JPMORGAN FUNDS        OCTOBER 31, 2007

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (a)

(Amounts in thousands)

	Strategic Appreciation Fund	Strategic Preservation Fund
	Period Ended 10/31/2007	Period Ended 10/31/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$35	$64
Net realized gain (loss)	(195)	(13)
Change in net unrealized appreciation (depreciation)	473	229
Change in net assets resulting from operations	313	280

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	5,000	5,000

NET ASSETS:
Change in net assets	5,313	5,280
Beginning of period	—	—
End of period	$5,313	$5,280
Accumulated undistributed (distributions in excess of) net investment income	$34	$64

CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$200	$200
Change in net assets from Class A capital transactions	$200	$200

Class C
Proceeds from shares issued	$200	$200
Change in net assets from Class C capital transactions	$200	$200

Class R5 (b)
Proceeds from shares issued	$100	$100
Change in net assets from R Class capital transactions	$100	$100

Select Class
Proceeds from shares issued	$4,500	$4,500
Change in net assets from Select Class capital transactions	$4,500	$4,500
Total change in net assets from capital transactions	$5,000	$5,000

SHARE TRANSACTIONS:
Class A
Issued	13	13
Change in Class A Shares	13	13
Class C
Issued	13	13
Change in Class C Shares	13	13
Class R5 (b)
Issued	7	7
Change in R Class Shares	7	7
Select Class
Issued	300	300
Change in Select Class Shares	300	300

(a)	Commencement of operations was March 30, 2007.

(b)	Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN FUNDS   19

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Strategic Appreciation Fund

	Per share operating performance
		Investment operations
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations
Class A
March 30, 2007 (d) through October 31, 2007	$15.00	$0.09	$0.83	$0.92

Class C
March 30, 2007 (d) through October 31, 2007	15.00	0.04	0.83	0.87

Class R5 (e)
March 30, 2007 (d) through October 31, 2007	15.00	0.13	0.83	0.96

Select Class
March 30, 2007 (d) through October 31, 2007	15.00	0.11	0.83	0.94

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of operations.

(e)	Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

20   JPMORGAN FUNDS        OCTOBER 31, 2007

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$15.92	6.13%	$212	1.45%	0.96%	7.56%	59%

15.87	5.80	212	1.95%	0.46	8.06	59

15.96	6.40	106	1.00%	1.42	7.11	59

15.94	6.27	4,783	1.20%	1.21	7.31	59

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN FUNDS   21

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Strategic Preservation Fund

	Per share operating performance
		Investment operations
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations
Class A
March 30, 2007 (d) through October 31, 2007	$15.00	$0.17	$0.65	$0.82

Class C
March 30, 2007 (d) through October 31, 2007	15.00	0.13	0.64	0.77

Class R5 (e)
March 30, 2007 (d) through October 31, 2007	15.00	0.21	0.65	0.86

Select Class
March 30, 2007 (d) through October 31, 2007	15.00	0.19	0.65	0.84

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of operations.

(e)	Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

22   JPMORGAN FUNDS        OCTOBER 31, 2007

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$15.82	5.47%	$211	1.35%	1.94%	7.39%	34%

15.77	5.13	210	1.85	1.44	7.89	34

15.86	5.73	106	0.90	2.39	6.94	34

15.84	5.60	4,753	1.10	2.19	7.14	34

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN FUNDS   23

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2007

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

Classes Offered
Strategic Appreciation Fund	Class A, Class C, Class R5 (formerly R Class) and Select Class
Strategic Preservation Fund	Class A, Class C, Class R5 (formerly R Class) and Select Class

The Funds commenced operations on March 30, 2007. Currently the Funds are not publicly offered for investment.

Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Class R5 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on the NASDAQ Stock Market, Inc. shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

B. Futures Contracts — The Funds may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Funds realize a gain or loss.

Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade.

24   JPMORGAN FUNDS        OCTOBER 31, 2007

Index futures contracts are used to control the asset mix of the portfolio in the most efficient manner, allowing a Fund to adjust country exposures while incurring minimal transaction costs. Short index futures contracts are used for hedging purposes, i.e. to reduce the exposure to investments. Long index futures contracts are used to gain exposure to investments, when it is anticipated that this will be more efficient than buying investments directly.

As of October 31, 2007, the Funds had outstanding futures contracts as listed on their Schedules of Portfolio Investments.

C. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

D. Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage a Fund’s exposure to foreign currency exchange fluctuations. The Funds may also enter into forward foreign currency exchange contracts to hedge against interest rate and currency risk, to generate gains to the Fund and/or as part of its risk management process. The values of the forward foreign currency exchange contracts are adjusted daily by reference to the applicable exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Funds are subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency.

As of October 31, 2007, the Funds had outstanding forward foreign currency exchange contracts as listed on their Schedules of Portfolio Investments.

E. Written Options — When a Fund writes an option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability is adjusted daily to reflect the current market value of the written option and the change is recorded as an unrealized gain or loss. When a written option expires on its stipulated expiration date, or when a closing transaction is entered into, the related liability is extinguished and the Fund realizes a gain or loss contingent on whether the cost of the closing transaction exceeds the premium received when the option was written. If a call option is exercised, the premium is added to the proceeds from the sale of underlying security in determining whether there has been a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security.

Certain of the Funds write options on securities, futures and interest rate swaps (“swaptions”). These options are settled for cash. Call options subject the Fund to unlimited risk of loss. Put options subject the Fund to loss only to the extent of the value of the underlying security. The Fund, however, is not subject to credit risk on written options as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

As of October 31, 2007, the Funds had no written options contracts outstanding.

The transactions in options written during the period ended October 31, 2007, were as follows:

	Strategic Preservation Fund
	Number of Contracts	Premiums Received
Options outstanding at March 30, 2007	—	$—
Options written	4	1
Options exercised or terminated in closing purchase transactions	(4)	(1)
Options outstanding at October 31, 2007	—	$—

OCTOBER 31, 2007        JPMORGAN FUNDS   25

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2007 (continued)

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.

G. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

I. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

J. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-capital		Accumulated Undistributed/ (Overdistributed) Net Investment Income		Accumulated Net Realized Gain (Loss) on Investments
Strategic Appreciation Fund	$(56)		$(1)		$57
Strategic Preservation Fund	—	(a)	—	(a)	—	(a)

(a)	Amount rounds to less than $1,000.

The reclassification for the Funds relate primarily to the foreign currency gains or losses, non-deductible expenses, net operating loss (for Strategic Appreciation Fund) and foreign futures contracts (for Strategic Preservation Fund).

K. Redemption Fees — Generally, shares of the Funds held for less than 60 days are subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the applicable Fund and are credited to paid in capital.

L. New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board (the “FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Based on Management’s analysis, the determination has been made that the adoption of the Interpretation did not have an impact to the Funds’ financial statements.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management continues to evaluate the impact the adoption of SFAS 157 will have on the Funds’ financial statement disclosures.

26   JPMORGAN FUNDS        OCTOBER 31, 2007

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Strategic Appreciation Fund	0.70%
Strategic Preservation Fund	0.60

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Funds in an amount sufficient to offset any doubling up of these fees related to each Fund’s investment in an affiliated money market fund to the extent required by law or as undertaken by the Advisor or its affiliates.

For the Strategic Appreciation Fund, the amount of these waivers/reimbursements resulting from investments in the money market funds for the period ended October 31, 2007 was less than $1,000.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the period ended October 31, 2007, the Distributor did not retain any fees.

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class R5	Select Class
Strategic Appreciation Fund	0.25%	0.25%	0.05%	0.25%
Strategic Preservation Fund	0.25	0.25	0.05	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

OCTOBER 31, 2007        JPMORGAN FUNDS   27

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2007 (continued)

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class R5	Select Class
Strategic Appreciation Fund	1.45%	1.95%	1.00%	1.20%
Strategic Preservation Fund	1.35	1.85	0.90	1.10

The contractual expense limitation agreements were in effect for the period ended October 31, 2007. The expense limitation percentages in the table above are in place until at least March 21, 2008.

For the period ended October 31, 2007, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursement
Strategic Appreciation Fund	$21	$3	$1	$25	$158
Strategic Preservation Fund	18	3	1	22	157

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the period, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the period ended October 31, 2007, the Funds incurred no brokerage commissions with broker/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the period ended October 31, 2007, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Strategic Appreciation Fund	$5,776	$2,268	$—	$—
Strategic Preservation Fund	1,983	617	582	—

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 2007, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Strategic Appreciation Fund	$3,651	$596	$41	$555
Strategic Preservation Fund	4,754	277	7	270

For the Strategic Appreciation Fund, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to mark to market of passive foreign investment companies (PFICs) and wash sale loss deferrals.

28   JPMORGAN FUNDS        OCTOBER 31, 2007

At October 31, 2007, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Strategic Appreciation Fund	$—	$(195)	$564
Strategic Preservation Fund	21	(4)	263

For the Funds, the cumulative timing differences primarily consist of deferred compensation, mark to market of forward foreign currency contracts, mark to market of futures contracts, mark to market of passive foreign investment companies (for Strategic Appreciation Fund) and wash sale loss deferrals (for Strategic Appreciation Fund).

As of October 31, 2007, the following Funds had net capital loss carryforwards, which are available to offset future realized gains (amounts in thousands):

	Expires 2015	Total
Strategic Appreciation Fund	$195	$195
Strategic Preservation Fund	4	4

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 18, 2008.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2007, or at any time during the period then ended.

7. Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

The Fund’s shares are currently held by the Funds’ investment advisor. From time to time, the Funds’ investment advisor or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Funds’ outstanding shares. Investment activities on behalf of these shareholders could impact the Funds.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

The ability of the issuers of debt, asset-backed and mortgage-backed securities, along with counterparties to swap and option agreements, to meet their obligations may be affected by the economic and political developments in a specific industry or region. The value of asset-backed and mortgage-backed securities can be significantly affected by changes in interest rates or rapid principal payments including prepayments.

As of October 31, 2007, Strategic Appreciation Fund and Strategic Preservation Fund invested approximately 47.3% and 77.3%, respectively, in issuers in the United States.

OCTOBER 31, 2007        JPMORGAN FUNDS   29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders
of JPMorgan Trust I

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Strategic Appreciation Fund and JPMorgan Strategic Preservation Fund (each a portfolio of JPMorgan Trust I; hereafter collectively referred to as the “Funds”) at October 31, 2007, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the period March 30, 2007 (commencement of operations) through October 31, 2007, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 20, 2007

30   JPMORGAN FUNDS        OCTOBER 31, 2007

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	144	None.
Roland R. Eppley, Jr. (1932); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President and Chief Executive Officer, Eastern States Bankcard (1971–1988).	144	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	144	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	144
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	144	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	144	None.
Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	144	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	144	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

OCTOBER 31, 2007        JPMORGAN FUNDS   31

TRUSTEES
(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	144	Director, American University in Cairo.
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	144	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	144	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	144	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	144
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (144 funds).

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

32   JPMORGAN FUNDS        OCTOBER 31, 2007

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Stephen M. Benham (1959), Secretary (2005)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004.
Stephanie J. Dorsey (1969), Treasurer (2005)*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co. (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Susan M. Canning (1969), Assistant Secretary (2007)*	Vice President and Assistant General Counsel, JPMorgan Chase & Co.; Ms. Canning has served as an attorney with various titles for JPMorgan Chase & Co. since 1997.
Elizabeth A. Davin (1964), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary (2005)*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; from 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Arthur A. Jensen (1966), Assistant Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971) Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

OCTOBER 31, 2007        JPMORGAN FUNDS   33

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2007, and continued to hold your shares at the end of the reporting period, October 31, 2007.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, May 1, 2007	Ending Account Value, October 31, 2007	Expenses Paid During May 1, 2007 to October 31, 2007*	Annualized Expense Ratio
Strategic Appreciation Fund
Class A
Actual	$1,000.00	$1,046.70	$7.48	1.45%
Hypothetical	1,000.00	1,017.90	7.37	1.45
Class C
Actual	1,000.00	1,044.10	10.05	1.95
Hypothetical	1,000.00	1,015.38	9.91	1.95
Class R5**
Actual	1,000.00	1,049.30	5.17	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00
Select Class
Actual	1,000.00	1,048.00	6.19	1.20
Hypothetical	1,000.00	1,019.16	6.11	1.20

34   JPMORGAN FUNDS        OCTOBER 31, 2007

	Beginning Account Value, May 1, 2007	Ending Account Value, October 31, 2007	Expenses Paid During May 1, 2007 to October 31, 2007*	Annualized Expense Ratio
Strategic Preservation Fund
Class A
Actual	$1,000.00	$1,055.40	$6.99	1.35%
Hypothetical	1,000.00	1,018.40	6.87	1.35
Class C
Actual	1,000.00	1,052.10	9.57	1.85
Hypothetical	1,000.00	1,015.88	9.40	1.85
Class R5**
Actual	1,000.00	1,057.40	4.67	0.90
Hypothetical	1,000.00	1,020.67	4.58	0.90
Select Class
Actual	1,000.00	1,056.70	5.70	1.10
Hypothetical	1,000.00	1,019.66	5.60	1.10

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.

OCTOBER 31, 2007        JPMORGAN FUNDS   35

THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2007 All rights reserved. October 2007.	AN-STRAT-1007

ANNUAL REPORT OCTOBER 31, 2007

JPMorgan

Funds

JPMorgan International Currency Income Fund

CONTENTS

President’s Letter	1
Fund Commentary	2
Schedule of Portfolio Investments	4
Financial Statements	10
Financial Highlights	14
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	22
Trustees	23
Officers	25
Schedule of Shareholder Expenses	26

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
November 12, 2007 (Unaudited)

Dear Shareholder:

We are pleased to present this annual report for the JPMorgan International Currency Income Fund. Inside, you’ll find information detailing the performance of the Fund for the period ended October 31, 2007, along with a report from the portfolio managers.

“Interest rate fears and mounting weakness in the U.S. sub-prime mortgage market hurt sentiment and led to volatile market performance in the summer months.”

Volatility troubles financial markets

Investors faced several challenges leading to periodic episodes of volatility throughout the period — some of them severe. Most noteworthy, increasing difficulties in the sub-prime mortgage market and increasing liquidity concerns created havoc for the financial markets late in the reporting period.

As market volatility continued, major dislocations resulted in the commercial paper market, especially for entities issuing asset-backed commercial paper. As a result, several companies needed to draw on their back-up bank lines to cover commercial paper maturities. Spreads of sectors and companies most directly involved in mortgage-related activities and housing saw the widest gaps, but this volatility continued to spread across almost every part of the market. High-yield securities were hit hard, as investors scaled back their appetites for risk. Companies invested in high-grade securities and not involved in sub-prime mortgage activity or other housing-related businesses were less affected as they continued to report solid financial results.

U.S. credit crisis prompts Fed to ease

The U.S.-centered events of the summer rattled the international markets’ confidence, primarily among developed nations. Interest rate fears and mounting weakness in the U.S. sub-prime mortgage market hurt sentiment and led to volatile market performance in the summer months.

As the credit market’s woes intensified, the Federal Reserve (Fed) acknowledged an increasing threat to U.S. growth prospects. Stock and bond investors reacted favorably to the Fed’s rate cut on September 18, which reduced the fed funds target from 5.25% to 4.75%. Another 25-basis-point cut on October 31 received a lukewarm response, as investors interpreted the Fed’s accompanying policy statement as evidence that additional easing was unlikely.

Concerns, both in secondary credit and interbank markets, also prompted central banks globally to take a series of corrective measures, most notably in the shape of large reserve injections by the European Central Bank, the Bank of Japan and, eventually, the Bank of England. Collectively, this action helped restore confidence in the international markets, and performance stabilized by period end.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

OCTOBER 31, 2007        JPMORGAN FUNDS   1

JPMorgan International Currency Income Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2007 (Unaudited)

FUND FACTS

Fund Inception	March 30, 2007
Fiscal Year End	October 31
Net Assets as of 10/31/2007 (In Thousands)	$5,326
Primary Benchmark	Lehman Brothers Global Aggregate Bond Index (ex–USD)

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan International Currency Income Fund, which seeks to provide a high total return primarily from a portfolio of fixed income and other debt securities denominated in foreign currencies,* returned 6.60%** (Select Class Shares) for the since-inception period ended October 31, 2007, compared to the 8.36% return for the Lehman Brothers Global Aggregate Bond Index (ex-USD) over the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period, as risk aversion rose sharply across markets beginning in June. Our currency positions were the main detractors, as the increase in volatility and loss of appetite for the U.S. dollar affected various currencies. In corporate credit, we favored tier-one financial issuers, as their level of funding reached historical highs. This position underperformed, as financial issuers in general were negatively affected as a result of concerns surrounding their exposure to U.S. sub-prime mortgages. In duration, our steepening position at the front-end of the European Union yield curve underperformed.

On the positive side, the majority of our duration positions performed well in the period. Performing well was our preference for U.K. versus European bonds. Our long-duration position in Japan and our position at the long end of the U.K. yield curve also had positive returns. Sector selection contributed positively to performance, with underweights in mortgages and corporate bonds outperforming.

Q:	HOW WAS THE FUND MANAGED?

A:	Our tactical currency model continued to target short positions in the Swiss franc and Japanese yen in response to persistently low yields. Offsetting long positions were held in the higher-yielding Australian dollar, Norwegian krone and British pound. Our foreign exchange strategists augmented these exposures with a short position in the Canadian dollar in the expectation of a potential eventual weakening of growth in Canada and a weaker profile for commodity prices. They also hedged some of the short exposure in the Swiss franc and Japanese yen on growing concerns that a renewed episode of financial market volatility would undermine the performance of so-called “carry trades” over the remainder of the year.

We sought to capture all the drivers of currency markets as consistently as possible, in as many currencies as possible. The approach was to build a portfolio weighted in favor of fundamental economic models, incorporating technical analysis and the judgment of our strategy team.

PORTFOLIO COMPOSITION***

Foreign Government Securities	69.6%
Corporate Bonds	20.9
Collateralized Mortgage Obligations	5.0
Supranational	4.1
Short-Term Investment	0.4

PORTFOLIO COMPOSITION BY COUNTRY***

Japan	19.2%
United Kingdom	11.7
Germany	10.7
France	9.7
Netherlands	8.9
United States	8.6
South Africa	4.9
Italy	4.3
Denmark	4.2
Supranational	4.1
Poland	2.7
Canada	2.2
Greece	1.9
Spain	1.9
Hungary	1.4
Sweden	1.0
Other (less than 1.0%)	2.2
Short Term Investment	0.4

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of October 31, 2007. The Fund’s composition is subject to change.

2   JPMORGAN FUNDS        OCTOBER 31, 2007

TOTAL RETURNS AS OF OCTOBER 31, 2007

	INCEPTION DATE OF CLASS	SINCE INCEPTION
CLASS A SHARES	3/30/07
Without Sales Charge		6.43%
With Sales Charge*		2.43
CLASS C SHARES	3/30/07
Without CDSC		6.10
With CDSC**		5.10
CLASS R5 SHARES***	3/30/07	6.64
SELECT CLASS SHARES	3/30/07	6.60

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes 1% CDSC (contingent deferred sales charge) for the one year period.

***	Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.

LIFE OF FUND PERFORMANCE (3/30/07 TO 10/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on March 30, 2007.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Currency Income Fund and the Lehman Brothers Global Aggregate Bond Index (ex-USD) from March 30, 2007 to October 31, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Lehman Brothers Global Aggregate Bond Index (ex-USD) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of securities included in the benchmark. The Lehman Brothers Global Aggregate Bond Index (ex-USD) provides a broad-based measure of the international investment-grade bond market. The Lehman Brothers Global Aggregate Bond Index (ex-USD) combines non-U.S. dollar-denominated versions of the Pan-European Index and the Japanese, Canadian, Australian and New Zealand components of the Global Treasury Index. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2007        JPMORGAN FUNDS   3

JPMorgan International Currency Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 95.4% (l)
	Collateralized Mortgage Obligations — 4.8%
	Non-Agency CMO — 4.8%
	Countrywide Alternative Loan Trust,
$94	Series 2006-29T1, Class 2A5, 6.00%, 10/25/36	95
90	Series 2006-J5, Class 1A1, 6.50%, 09/25/36	89
71	Indymac Index Mortgage Loan Trust, Series 2006-AR6, Class 2A1A, FRN, 5.07%, 06/25/47	70
	Total Collateralized Mortgage Obligations (Cost $257)	254
	Corporate Bonds — 20.0%
	Cayman Islands — 0.6%
35	XL Capital Ltd., 6.50%, 04/15/17 (x)	32
	Denmark — 4.0%
EUR 150	Nykredit Realkredit A/S, 4.00%, 01/01/12	214
	France — 1.1%
17	Gecina S.A., 4.88%, 01/25/12	23
30	Thomson, 5.75%, 09/25/15 (x)	33
		56
	Germany — 1.0%
20	Bayer AG, FRN, 5.00%, 07/29/2105	27
20	Henkel KGaA, FRN, 5.38%, 11/25/2104	28
		55
	Iceland — 0.6%
25	Kaupthing Bank HF, 5.90%, 06/30/14 (x)	32
	Netherlands — 4.5%
JPY 17,000	Bank Nederlandse Gemeenten, 1.85%, 11/07/16	150
EUR 25	ING Bank N.V., FRN, 4.62%, 03/15/19	35
15	Linde Finance BV, FRN, 7.38%, 07/14/66	23
GBP 15	Siemens Financieringsmaatschappij N.V., FRN, 6.12%, 09/14/66	30
		238
	United Kingdom — 4.8%
125	Network Rail MTN Finance plc, 4.88%, 03/06/09	257
	United States — 3.4%
EUR 30	CL Capital Trust I, 7.05%, 04/26/12 (x)	46
25	Deutsche Bank Capital Trust IV, 5.33%, 09/19/13 (x)	35
25	Goldman Sachs Group, Inc. (The), 4.00%, 02/02/15	33
$25	Lincoln National Corp., FRN, 7.00%, 05/17/66	26
25	Residential Capital LLC, 7.00%, 02/22/11	18
25	Wachovia Capital Trust III, 5.80%, 03/15/11 (x)	25
		183
	Total Corporate Bonds (Cost $1,024)	1,067
	Foreign Government Securities — 66.7%
	Australia — 0.5%
AUD 33	New South Wales Treasury Corp., 5.50%, 03/01/17	28
	Canada — 2.1%
	Government of Canada,
CAD 40	4.00%, 06/01/16	42
55	5.75%, 06/01/33	70
		112
	France — 8.3%
	Government of France,
EUR 119	3.25%, 04/25/16	160
75	4.75%, 10/25/12	111
114	4.75%, 04/25/35	170
		441
	Germany — 9.2% Bundesrepublik Deutschland,
20	3.50%, 01/04/16	28
243	4.25%, 01/04/14	353
67	5.50%, 01/04/31	110
		491
	Greece — 1.9%
60	Republic of Greece, 5.90%, 10/22/22	98
	Hungary — 1.3%
50	Republic of Hungary, 4.38%, 07/04/17	70
	Italy — 4.1% Buoni Poliennali Del Tesoro,
140	4.00%, 02/01/17	196
19	4.00%, 02/01/37	24
		220
	Japan — 18.4% Government of Japan,
JPY 41,000	1.20%, 03/20/12	358
40,000	1.30%, 03/20/15	346
11,000	1.70%, 12/20/16	97
10,000	2.10%, 09/20/24	87
11,000	2.10%, 12/20/26	94
		982

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN FUNDS        OCTOBER 31, 2007

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Mexico — 0.4%
MXN 200	United Mexican States, 8.00%, 12/19/13	19
	Netherlands — 4.1%
EUR 150	Kingdom of Netherlands, 3.75%, 07/15/09	216
	Poland — 2.6%
	Government of Poland,
PLN 110	4.25%, 05/24/11	42
240	5.25%, 10/25/17	94
		136
	South Africa — 4.7%
ZAR 1,480	Republic of South Africa, 13.00%, 08/31/10	251
	Spain — 1.8%
EUR 63	Kingdom of Spain, 5.40%, 07/30/11	95
	Sweden — 0.9%
SEK 300	Kingdom of Sweden, 5.50%, 10/08/12	50
	United Kingdom — 6.4%
	United Kingdom Treasury Gilt,
GBP 40	4.50%, 12/07/42	83
50	4.75%, 03/07/20	103
60	4.75%, 12/07/38	129
10	8.00%, 06/07/21	27
		342
	Total Foreign Government Securities (Cost $3,314)	3,551
	Supranational — 3.9%
	European Investment Bank,
GBP 30	4.75%, 06/06/12	61
EUR 100	5.63%, 10/15/10	150
	Total Supranational (Cost $197)	211
	Total Long-Term Investments (Cost $4,792)	5,083
Short-Term Investment — 0.4%
	U.S. Treasury Obligation — 0.4%
$20	U.S. Treasury Bill, 4.86%, 01/17/08 (k) (n) (Cost $20)	20
	Total Investments — 95.8% (Cost $4,812)	5,103
	Other Assets in Excess of Liabilities — 4.2%	223
	NET ASSETS — 100.0%	$5,326

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN FUNDS   5

JPMorgan International Currency Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007 (continued)

(Amounts in thousands, except number of contracts)

Forward Foreign Currency Exchange Contracts

CONTRACTS TO BUY		SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 10/31/07		NET UNREALIZED APPRECIATION (DEPRECIATION)
119,864	AUD	12/14/2007	$103		$111		$8
48,830	AUD for
42,531	CAD	12/14/2007	45	#	45	#	—	(h)
33,592	AUD for
20,798	EUR	12/14/2007	30	#	31	#	1
24,146	AUD for
10,307	GBP	12/14/2007	21	#	22	#	1
9,376	AUD for
963,879	JPY	12/14/2007	8	#	9	#	1
49,079	AUD for
238,675	NOK	12/14/2007	44	#	46	#	2
98,571	CAD	12/14/2007	98		104		6
12,575	CAD for
1,422,821	JPY	12/14/2007	12	#	13	#	1
24,210	CAD for
158,430	SEK	12/14/2007	25	#	26	#	1
12,898	CHF for
7,780	EUR	12/14/2007	11	#	11	#	—	(h)
53,857	CHF for
22,975	GBP	12/14/2007	48	#	47	#	(1)
206,929	CHF for
946,726	NOK	12/14/2007	176	#	179	#	3
203,309	DKK	12/14/2007	39		40		1
288,319	EUR	12/14/2007	412		418		6
10,361	EUR for
16,354	AUD	12/14/2007	15	#	15	#	—	(h)
18,713	EUR for
26,438	CAD	12/14/2007	28	#	27	#	(1)
58,938	EUR for
41,154	GBP	12/14/2007	86	#	85	#	(1)
58,322	EUR for
9,535,465	JPY	12/14/2007	83	#	85	#	2
98,618	EUR for
764,797	NOK	12/14/2007	142	#	143	#	1
13,846	EUR for
52,185	PLN	12/14/2007	21	#	20	#	(1)
54,081	EUR for
498,135	SEK	12/14/2007	79	#	78	#	(1)
7,349	GBP	12/14/2007	15		15		—	(h)
29,223	GBP for
41,791	EUR	12/14/2007	61	#	61	#	—	(h)

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN FUNDS        OCTOBER 31, 2007

CONTRACTS TO BUY		SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 10/31/07		NET UNREALIZED APPRECIATION (DEPRECIATION)
16,572	GBP for
3,842,638	JPY	12/14/2007	$34	#	$34	#	$—	(h)
74,945,172	JPY	12/14/2007	654		653		(1)
942,473	JPY for
9,105	AUD	12/14/2007	8	#	8	#	—	(h)
5,577,942	JPY for
34,640	EUR	12/14/2007	50	#	49	#	(1)
6,117,919	JPY for
26,080	GBP	12/14/2007	54	#	53	#	(1)
658,522	JPY for
7,898	NZD	12/14/2007	6	#	6	#	—	(h)
958,863	JPY for
55,285	ZAR	12/14/2007	9	#	8	#	(1)
88,191	MXN	12/14/2007	8		8		—	(h)
1,313,486	NOK	12/14/2007	239		245		6
51,926	NOK for
9,532	CAD	12/14/2007	10	#	10	#	—	(h)
472,846	NOK for
103,464	CHF	12/14/2007	90	#	88	#	(2)
69,181	NOK for
8,949	EUR	12/14/2007	13	#	13	#	—	(h)
473,303	NOK for
42,590	GBP	12/14/2007	88	#	88	#	—	(h)
286,067	NOK for
5,925,085	JPY	12/14/2007	52	#	53	#	1
602,219	NOK for
719,532	SEK	12/14/2007	113	#	112	#	(1)
14,110	NZD	12/14/2007	10		11		1
138,977	PLN for
38,139	EUR	12/14/2007	55	#	56	#	1
152,656	SEK	12/14/2007	24		24		—	(h)
580,989	SEK for
88,629	CAD	12/14/2007	94	#	92	#	(2)
169,608	SEK for
12,912	GBP	12/14/2007	27	#	27	#	—	(h)
170,017	SEK for
143,778	NOK	12/14/2007	27	#	27	#	—	(h)
37,998	SGD	12/14/2007	26		26		—	(h)
19,246	SGD for
9,119	EUR	12/14/2007	13	#	13	#	—	(h)
			$3,306		$3,335		$29

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN FUNDS   7

JPMorgan International Currency Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007 (continued)

(Amounts in thousands, except number of contracts)

CONTRACTS TO SELL		SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/07	NET UNREALIZED APPRECIATION (DEPRECIATION)
10,303	AUD	12/14/2007	$9	$10	$(1)
166,601	CAD	12/14/2007	173	176	(3)
50,300	CHF	12/14/2007	43	44	(1)
277,451	EUR	12/14/2007	392	402	(10)
34,055	GBP	12/14/2007	69	71	(2)
38,444,878	JPY	12/14/2007	336	335	1
96,904	NOK	12/14/2007	18	18	— (h)
220,960	PLN	12/14/2007	83	88	(5)
37,998	SGD	12/14/2007	26	26	— (h)
1,552,056	ZAR	12/14/2007	219	237	(18)
			$1,368	$1,407	$(39)

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at 10/31/07 of the currency being sold and the value at 10/31/07 is the U.S. Dollar market value of the currency being purchased.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 10/31/07	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
10	2 Year U.S. Treasury Notes	December, 2007	$2,071	$—	(h)
1	5 Year U.S. Treasury Notes	December, 2007	107	—	(h)
5	Euro-Schatz	December, 2007	748	(1)
	Short Futures Outstanding
(3)	10 Year U.S. Treasury Notes	December, 2007	(330)	2
(7)	Euro-Bobl	December, 2007	(1,092)	1
(1)	Euro-Bund	December, 2007	(164)	—	(h)
(1)	LIFFE U.K. Treasury Gilt	December, 2007	(223)	1
				$3

ABBREVIATIONS:

(h)—	Amount rounds to less than one thousand (shares or dollars).

(k)—	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l)—	All or a portion of these securities are reserved for current or potential holdings with the custodian for forward foreign currency contracts.

(n)—	The rate shown is the effective yield at the date of purchase.

(x)—	Security is perpetual and, thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown reflects the next call date. The coupon rate shown is the rate in effect as of October 31, 2007.

AUD—	Australian Dollar

CAD—	Canadian Dollar

CHF—	Swiss Franc

DKK—	Danish Krone

EUR—	Euro

FRN—	Floating Rate Note. The interest rate shown is the rate in effect as of October 31, 2007.

GBP—	British Pound

JPY—	Japanese Yen

MXN—	Mexican Peso

NOK—	Norwegian Krone

NZD—	New Zealand Dollar

PLN—	Polish Zloty

SEK—	Swedish Krona

SGD—	Singapore Dollar

ZAR—	South African Rand

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN FUNDS        OCTOBER 31, 2007

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2007        JPMORGAN FUNDS   9

STATEMENT OF ASSETS AND LIABILITIES
AS OF OCTOBER 31, 2007

(Amounts in thousands, except per share amounts)

	International Currency Income Fund
ASSETS:
Investments in non-affiliates, at value	$5,103
Cash	55
Foreign currency, at value	79
Receivables:
Investment securities sold	106
Interest and dividends	79
Tax reclaims	1
Variation margin on futures contracts	2
Unrealized appreciation on forward foreign currency exchange contracts	70
Total Assets	5,495
LIABILITIES:
Payables:
Unrealized depreciation on forward foreign currency exchange contracts	80
Accrued liabilities:
Shareholder servicing fees	1
Distribution fees	—	(c)
Custodian and accounting fees	15
Trustees’ and Chief Compliance Officer’s fees	—	(c)
Other	73
Total Liabilities	169
Net Assets	$5,326
NET ASSETS:
Paid in capital	$5,031
Accumulated undistributed (distributions in excess of) net investment income	31
Accumulated net realized gains (losses)	(24)
Net unrealized appreciation (depreciation)	288
Total Net Assets	$5,326
Net Assets:
Class A	$213
Class C	212
Class R5 (a)	107
Select Class	4,794
Total	$5,326
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	20
Class C	20
Class R5 (a)	10
Select Class	453
Net Asset Value:
Class A — Redemption price per share	$10.58
Class C — Offering price per share (b)	10.56
Class R5 (a) — Offering and redemption price per share	10.59
Select Class — Offering and redemption price per share	10.59
Class A maximum sales charge	3.75%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$10.99
Cost of investments	$4,812
Cost of foreign currency	78

(a)	Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.

(b)	Redemption price for Class C Shares varies based upon the length of time the shares are held.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN FUNDS        OCTOBER 31, 2007

STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED OCTOBER 31, 2007 (a)

(Amounts in thousands)

International Currency Income Fund
INVESTMENT INCOME:
Interest income	$130

EXPENSES:
Investment advisory fees	16
Administration fees	3
Distribution fees:
Class A	— (c)
Class C	1
Shareholder servicing fees:
Class A	— (c)
Class C	— (c)
Class R5 (b)	— (c)
Select Class	7
Custodian and accounting fees	28
Interest expense	— (c)
Professional fees	68
Trustees’ and Chief Compliance Officer’s fees	— (c)
Printing and mailing costs	30
Registration and filing fees	50
Transfer agent fees	8
Other	4
Total expenses	215
Less amounts waived	(21)
Less expense reimbursements	(164)
Net expenses	30
Net investment income (loss)	100

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	(3)
Futures	(40)
Foreign currency transactions	(19)
Net realized gain (loss)	(62)
Change in net unrealized appreciation (depreciation) of:
Investments	291
Futures	3
Foreign currency translations	(6)
Change in net unrealized appreciation (depreciation)	288
Net realized/unrealized gains (losses)	226
Change in net assets resulting from operations	$326

(a)	Commencement of operations was March 30, 2007.

(b)	Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN FUNDS   11

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD INDICATED (a)

(Amounts in thousands)

International Currency Income Fund
Period Ended 10/31/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$100
Net realized gain (loss)	(62)
Change in net unrealized appreciation (depreciation)	288
Change in net assets resulting from operations	326

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1)
Class C
From net investment income	(1)
Class R5 (b)
From net investment income	(1)
Select Class
From net investment income	(28)
Total distributions to shareholders	(31)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	5,031

NET ASSETS:
Change in net assets	5,326
Beginning of period	—
End of period	$5,326
Accumulated undistributed (distributions in excess of) net investment income	$31

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN FUNDS        OCTOBER 31, 2007

	International Currency Income Fund
	Period Ended 10/31/2007
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$200
Dividends and distributions reinvested	1
Change in net assets from Class A capital transactions	$201
Class C
Proceeds from shares issued	$200
Dividends and distributions reinvested	1
Change in net assets from Class C capital transactions	$201
Class R5 (b)
Proceeds from shares issued	$100
Dividends and distributions reinvested	1
Change in net assets from Class R5 capital transactions	$101
Select Class
Proceeds from shares issued	$4,500
Dividends and distributions reinvested	28
Change in net assets from Select Class capital transactions	$4,528
Total change in net assets from capital transactions	$5,031

SHARE TRANSACTIONS:
Class A
Issued	20
Reinvested	—	(c)
Change in Class A Shares	20
Class C
Issued	20
Reinvested	—	(c)
Change in Class C Shares	20
Class R5 (b)
Issued	10
Reinvested	—	(c)
Change in Class R5 Shares	10
Select Class
Issued	450
Reinvested	3
Change in Select Class Shares	453

(a)	Commencement of operations was March 30, 2007.

(b)	Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.

(c)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN FUNDS   13

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
	Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Total distributions
Class A
March 30, 2007 (d) through October 31, 2007	$10.00	$0.19	$0.45	$0.64	$(0.06)	$(0.06)

Class C
March 30, 2007 (d) through October 31, 2007	10.00	0.16	0.45	0.61	(0.05)	(0.05)

Class R5 (e)
March 30, 2007 (d) through October 31, 2007	10.00	0.21	0.45	0.66	(0.07)	(0.07)

Select Class
March 30, 2007 (d) through October 31, 2007	10.00	0.20	0.45	0.65	(0.06)	(0.06)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of operations.

(e)	Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN FUNDS        OCTOBER 31, 2007

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$10.58	6.43%	$213	1.25%	3.16%	7.55%	56%

10.56	6.10	212	1.75	2.66	8.05	56

10.59	6.64	107	0.80	3.61	7.10	56

10.59	6.60	4,794	1.00	3.41	7.30	56

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN FUNDS   15

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2007

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

Classes Offered
International Currency Income Fund	Class A, Class C, Class R5 (formerly R Class) and Select Class

The Fund commenced operations on March 30, 2007. Currently the Fund is not publicly offered for investment.

Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Class R5 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share. Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. The value of securities listed on the NASDAQ Stock Market, Inc. shall generally be the NASDAQ Official Closing Price.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Fund applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset value.

B.  Futures Contracts — The Fund may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Fund realizes a gain or loss.

Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade.

16   JPMORGAN FUNDS        OCTOBER 31, 2007

Index futures contracts are used to control the asset mix of the portfolio in the most efficient manner, allowing a Fund to adjust country exposures while incurring minimal transaction costs. Short index futures contracts are used for hedging purposes, i.e. to reduce the exposure to investments. Long index futures contracts are used to gain exposure to investments, when it is anticipated that this will be more efficient than buying investments directly.

As of October 31, 2007, the Fund had outstanding futures contracts as listed on its Schedule of Portfolio Investments.

C.  Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

D.  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage the Fund’s exposure to foreign currency exchange fluctuations. The Fund may also enter into non-deliverable forwards (obligations to deliver in U.S. dollars the difference between the prevailing market rate for the reference currency and the agreed upon exchange rate). The Fund may also enter into forward foreign currency exchange contracts to hedge against interest rate and currency risk, to generate gains to the Fund and/or as part of its risk management process. The values of the forward foreign currency exchange contracts are adjusted daily by reference to the applicable exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund is subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency.

As of October 31, 2007, the Fund had outstanding forward foreign currency exchange contracts as listed on its Schedule of Portfolio Investments.

E.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

F.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

G.  Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

H.  Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

I.  Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that

OCTOBER 31, 2007        JPMORGAN FUNDS   17

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2007 (continued)

they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

Paid-in-capital		Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$—	(a)	$(38)	$38

(a)	Rounds to less than $1,000.

The reclassifications for the Fund relates primarily to differences in character for tax purposes of foreign currency gains and losses, foreign futures contracts and non-deductible expenses.

J.  Redemption Fees — Generally, shares of the Fund held for less than 60 days are subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the Fund and are credited to paid in capital.

K.  New Accounting Pronouncements —  In July 2006, the Financial Accounting Standards Board (the “FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Based on Management’s analysis, the determination has been made that the adoption of the Interpretation did not have an impact to the Fund’s financial statements.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management continues to evaluate the impact the adoption of SFAS 157 will have on the Fund’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Fund. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual fee rate of 0.55% of the Fund’s average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Fund may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Fund in an amount sufficient to offset any doubling up of these fees related to the Fund’s investment in an affiliated money market fund to the extent required by law or as undertaken by the Advisor or its affiliates.

For the period ended October 31, 2007, there were no waivers/reimbursements resulting from investments in the money market funds.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

18   JPMORGAN FUNDS        OCTOBER 31, 2007

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the period ended October 31, 2007, the Distributor did not retain any fees.

D.  Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R5	Select Class
0.25%	0.25%	0.05%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, provides portfolio custody and accounting services for the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

F.  Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Class R5	Select Class
1.25%	1.75%	0.80%	1.00%

The contractual expense limitation agreements were in effect for the period ended October 31, 2007. The expense limitation percentages in the table above are in place until at least March 21, 2008.

For the period ended October 31, 2007, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expects the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
$16	$3	$2	$21	$164

G.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the period, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker/dealers. For the period ended October 31, 2007, the Fund incurred no brokerage commissions with broker/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

OCTOBER 31, 2007        JPMORGAN FUNDS   19

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2007 (continued)

4. Investment Transactions

During the period ended October 31, 2007, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$7,251	$2,501

During the period ended October 31, 2007, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 2007, were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$4,820	$294	$11	$283

For the Fund, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the period ended October 31, 2007, was as follows (amounts in thousands):

Total Distributions Paid From:
Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
$31	$—	$31

At October 31, 2007, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$33	$(13)	$274

For the Fund, the cumulative timing differences primarily consist of wash sale loss deferrals, loss deferrals on forward foreign currency contracts, mark to market of forward foreign currency contracts and mark to market of futures contracts.

As of October 31, 2007 the Fund had net capital loss carryforwards, which are available to offset future realized gains of approximately $13,000 expiring in 2015.

6. Borrowings

The Fund relies upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because it is an investment company in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 18, 2008.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2007, or at any time during the period then ended.

20   JPMORGAN FUNDS        OCTOBER 31, 2007

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund’s shares are currently held by the Fund’s investment advisor. From time to time, the Fund’s investment advisor or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Fund’s outstanding shares. Investment activities on behalf of these shareholders could impact the Fund.

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of October 31, 2007, substantially all of the Fund’s net assets consist of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

The ability of the issuers of debt, asset-backed and mortgage-backed securities, including sub-prime securities, along with counterparties to swap and option agreements, to meet their obligations may be affected by the economic and political developments in a specific industry or region. The value of asset-backed and mortgage-backed securities, including sub-prime securities, can be significantly affected by changes in interest rates or rapid principal payments including prepayments.

OCTOBER 31, 2007        JPMORGAN FUNDS   21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders
of JPMorgan International Currency Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan International Currency Income Fund (a portfolio of JPMorgan Trust I; hereafter referred to as the “Fund”) at October 31, 2007, and the results of its operations, the changes in its net assets and the financial highlights for the period March 30, 2007 (commencement of operations) through October 31, 2007, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 20, 2007

22   JPMORGAN FUNDS        OCTOBER 31, 2007

TRUSTEES
(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	144	None.
Roland R. Eppley, Jr. (1932); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President and Chief Executive Officer, Eastern States Bankcard (1971–1988).	144	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	144	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	144
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	144	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	144	None.
Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	144	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	144	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

OCTOBER 31, 2007        JPMORGAN FUNDS   23

TRUSTEES
(Unaudited) (continued)

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued)
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	144	Director, American University in Cairo.
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	144	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	144	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	144	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	144
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (144 funds).

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

24   JPMORGAN FUNDS        OCTOBER 31, 2007

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Stephen M. Benham (1959), Secretary (2005)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004.
Stephanie J. Dorsey (1969), Treasurer (2005)*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co. (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Susan M. Canning (1969), Assistant Secretary (2007)*	Vice President and Assistant General Counsel, JPMorgan Chase & Co.; Ms. Canning has served as an attorney with various titles for JPMorgan Chase & Co. since 1997.
Elizabeth A. Davin (1964), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary (2005)*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; from 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Arthur A. Jensen (1966), Assistant Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971) Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

OCTOBER 31, 2007        JPMORGAN FUNDS   25

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2007, and continued to hold your shares at the end of the reporting period, October 31, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, May 1, 2007	Ending Account Value, October 31, 2007	Expenses Paid During May 1, 2007 to October 31, 2007*	Annualized Expense Ratio
International Currency Income Fund
Class A
Actual	$1,000.00	$1,055.80	$6.48	1.25%
Hypothetical	1,000.00	1,018.90	6.36	1.25
Class C
Actual	1,000.00	1,052.60	9.05	1.75
Hypothetical	1,000.00	1,016.38	8.89	1.75
Class R5**
Actual	1,000.00	1,057.90	4.15	0.80
Hypothetical	1,000.00	1,021.17	4.08	0.80
Select Class
Actual	1,000.00	1,057.50	5.19	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.

26   JPMORGAN FUNDS        OCTOBER 31, 2007

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2007 All rights reserved. October 2007.	AN-INTLCUR-1007

ANNUAL REPORT OCTOBER 31, 2007

JPMorgan

Funds

JPMorgan Global Focus Fund

CONTENTS

President’s Letter	1
Fund Commentary	2
Schedule of Portfolio Investments	4
Financial Statements	8
Financial Highlights	12
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	20
Trustees	21
Officers	23
Schedule of Shareholder Expenses	24

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
NOVEMBER 12, 2007 (Unaudited)

Dear Shareholder:

We are pleased to present this annual report for the JPMorgan Global Focus Fund. Inside, you’ll find information detailing the performance of the Fund for the period ended October 31, 2007, along with a report from the portfolio managers.

“Interest rate fears and mounting weakness in the U.S. sub-prime mortgage market hurt sentiment and led to weaker stock performance in the summer months.”

International stocks rose

Healthy economic growth, solid corporate profitability and contained inflation fueled strong global stock market gains for the period. For the most part, international stocks were bolstered by investors with relatively robust risk appetites.

Developed foreign and emerging stock markets (MSCI EAFE and MSCI Emerging Markets Indexes) outperformed U.S. markets in the period. Emerging market stocks showed particular strength, outpacing their developed market counterparts by a wide margin.

U.S. credit crisis prompts Fed to ease

The U.S.-centered events of the summer rattled the international markets’ confidence, primarily among developed nations. Interest rate fears and mounting weakness in the U.S. sub-prime mortgage market hurt sentiment and led to weaker stock performance in the summer months.

As the credit market’s woes intensified, the Federal Reserve (Fed) acknowledged an increasing threat to U.S. growth prospects. Stock and bond investors reacted favorably to the Fed’s rate cut on September 18, which reduced the fed funds target from 5.25% to 4.75%. Another 25-basis-point cut on October 31 received a lukewarm response, as investors interpreted the Fed’s accompanying policy statement as evidence that additional easing was unlikely.

Liquidity concerns, both in secondary credit and interbank markets, also prompted central banks globally to take a series of corrective measures, most notably in the shape of large reserve injections by the European Central Bank, Bank of Japan and, eventually, the Bank of England. Collectively, this action helped restore confidence in international equity markets, and performance rebounded slightly from the summer’s doldrums by period end.

Emerging markets unfazed by credit concerns

While the emerging markets remained relatively unscathed by the U.S. credit crunch, the resilience of the emerging markets was surprising in light of expectations that a tightening credit market would work against high-risk assets. The fact that investors paid more attention to the underlying fundamentals than to events in the credit markets and worries of a downturn in U.S. demand suggests that the asset class no longer represents a leveraged play on developed world growth.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

OCTOBER 31, 2007        JPMORGAN FUNDS   1

JPMorgan Global Focus Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2007 (Unaudited)

FUND FACTS

Fund Inception	March 30, 2007
Fiscal Year End	October 31
Net Assets as of 10/31/2007 (In Thousands)	$3,316
Primary Benchmark	MSCI World Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Global Focus Fund, which seeks to provide long-term capital growth by investing in a portfolio of equity securities of companies in developed and emerging markets,* returned 10.60%** (Select Class Shares) for the since-inception period ended October 31, 2007, compared to the 12.36% return for the MSCI World Index over the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark in the period. At the regional level, our overweight position in Japan and holdings in North America negatively affected performance, while exposure to Continental Europe aided returns the most. Stock selection in the transportation services and technology sectors held back returns, while energy and basic industries contributed positively.

From a stock specific standpoint, Marfin Popular Bank Co., Ltd., Class B, the Cyprus/Greece bank that is not in the benchmark, contributed to performance. The bank’s earnings grew rapidly on the back of acquisitions and higher lending income; and first-half net profits grew tremendously as net interest income rose. Conversely, an overweight in Daiwa Securities Group, Inc., Japan’s second largest securities firm, detracted from performance as the company reported a 14% annualized decline in fiscal second-quarter profits. Sluggish domestic market conditions have led to lower underwriting fees, and the recent market turmoil generated losses from U.S. sub-prime debt, equity and currency trading.

Q:	HOW WAS THE FUND MANAGED?

A:	Fundamental research is the cornerstone of the Fund. The Fund is managed by a team of highly experienced portfolio managers, whose efforts are underpinned by approximately 60 analysts comprising our global sector teams. Utilizing a proprietary dividend discount model, our analysts seek to identify “focus” stocks in each sector. We define focus stocks as those with strong valuation signals, significant profit growth potential and an identifiable catalyst to unlock that potential. The Fund is constructed on a bottom-up basis, investing in the most attractive “focus” names globally.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Cie Generale de Geophysique-Veritas (France)	2.5%
2.	Nippon Sheet Glass Co., Ltd. (Japan)	2.4
3.	Merck & Co., Inc. (United States)	2.3
4.	International Power plc (United Kingdom)	2.1
5.	Kubota Corp. (Japan)	2.1
6.	Cisco Systems, Inc. (United States)	2.0
7.	General Electric Co. (United States)	2.0
8.	Atlas Copco AB, Class B (Sweden)	2.0
9.	Citigroup, Inc. (United States)	1.9
10.	Norfolk Southern Corp. (United States)	1.9

PORTFOLIO COMPOSITION BY COUNTRY***

United States	24.1%
Japan	16.4
United Kingdom	15.6
France	7.0
Germany	6.6
South Korea	4.2
Austria	2.8
Greece	2.5
Australia	2.5
Italy	2.1
Norway	2.0
Sweden	2.0
Israel	1.9
Cyprus	1.8
Taiwan	1.7
Belgium	1.5
Switzerland	1.4
Spain	1.2
Singapore	1.2
Other (less than 1.0%)	1.5

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of October 31, 2007. The Fund’s composition is subject to change.

2   JPMORGAN FUNDS        OCTOBER 31, 2007

TOTAL RETURNS AS OF OCTOBER 31, 2007

	INCEPTION DATE OF CLASS	SINCE INCEPTION
CLASS A SHARES	3/30/07
Without Sales Charge		10.40%
With Sales Charge*		4.61
CLASS C SHARES	3/30/07
Without CDSC		10.13
With CDSC**		9.13
CLASS R5 SHARES***	3/30/07	10.73
SELECT CLASS SHARES	3/30/07	10.60

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 1% CDSC (contingent deferred sales charge) for the one year period.

***	Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.

LIFE OF FUND PERFORMANCE (3/30/07 TO 10/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on March 30, 2007.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Global Focus Fund and the Morgan Stanley Capital International (MSCI) World Index from March 30, 2007 to October 31, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI World Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The MSCI World Index is a market capitalization-weighted benchmark index made up of equities from 23 countries, including the United States. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2007        JPMORGAN FUNDS   3

JPMorgan Global Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007
(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.7% (l)
		Common Stocks — 97.7%
		Australia — 2.4%
13		International Ferro Metals Ltd. (a)	32
17		Macquarie Infrastructure Group	49
			81
		Austria — 2.8%
1		Intercell AG (a)	55
1		OMV AG	37
			92
		Belgium — 1.5%
1		Fortis	48
		Brazil — 0.6%
1		Cia Energetica de Minas Gerais S.A. ADR	19
		China — 0.9%
3		Parkson Retail Group Ltd.	29
		Cyprus — 1.7%
4		Marfin Popular Bank Public Co., Ltd., Class B	58
		France — 6.8%
—	(h)	Alstom	39
—	(h)	Cie Generale de Geophysique-Veritas (a)	81
—	(h)	Remy Cointreau S.A.	24
—	(h)	Renault S.A.	44
1		Rhodia S.A. (a)	38
			226
		Germany — 6.5%
1		Bayer AG	47
—	(h)	Continental AG	52
1		Daimler AG	59
—	(h)	E.ON AG	31
—	(h)	Merck KGaA	27
			216
		Greece — 2.5%
3		Corinth Pipeworks S.A. (a)	31
3		Sidenor Steel Production & Manufacturing Co. S.A.	52
			83
		Israel — 1.9%
6		Makhteshim-Agan Industries Ltd. (a)	62
		Italy — 2.1%
1		Banco Popolare Scarl (a)	34
4		Intesa Sanpaolo S.p.A.	35
			69
		Japan — 16.1%
2		Bridgestone Corp.	44
3		Chugai Pharmaceutical Co., Ltd.	52
6		Daiwa Securities Group, Inc.	58
1		Elpida Memory, Inc. (a)	35
6		Fukuoka Financial Group, Inc.	39
—	(h)	Japan Tobacco, Inc.	47
8		Kubota Corp.	67
13		Nippon Sheet Glass Co., Ltd.	79
2		Shiseido Co., Ltd.	48
1		TDK Corp.	41
2		Yokogawa Electric Corp.	25
			535
		Norway — 2.0%
2		Orkla ASA	34
2		TGS Nopec Geophysical Co. ASA (a)	31
			65
		Singapore — 1.1%
15		CapitaMall Trust	38
		South Korea — 4.1%
1		Hana Financial Group, Inc.	56
1		LG.Philips LCD Co., Ltd. ADR (a)	30
—	(h)	Samsung Electronics Co., Ltd.	51
			137
		Spain — 1.2%
—	(h)	Acciona S.A.	40
		Sweden — 1.9%
4		Atlas Copco AB, Class B	64
		Switzerland — 1.4%
—	(h)	Roche Holding AG	46
		Taiwan — 1.6%
5		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	54
		United Kingdom — 15.3%
3		BAE Systems plc	35
6		Biffa plc	35
2		Greene King plc	40
3		HSBC Holdings plc	60
1		Imperial Tobacco Group plc	50
7		International Power plc	69
2		Pennon Group plc	26
5		Premier Farnell plc	16
6		Premier Foods plc	30
2		Shire plc	40

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN FUNDS        OCTOBER 31, 2007

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		United Kingdom — Continued
8		TUI Travel plc (a)	44
1		Vedanta Resources plc	61
			506
		United States — 23.3%
1		Abbott Laboratories	55
1		Affiliated Computer Services, Inc., Class A (a)	33
1		Aflac, Inc.	33
1		Amgen, Inc. (a)	33
—	(h)	Apache Corp.	38
2		Cisco Systems, Inc. (a)	66
2		Citigroup, Inc.	63
1		Corning, Inc.	14
2		General Electric Co.	64
—	(h)	Google, Inc., Class A (a)	38
1		Merck & Co., Inc.	75
3		News Corp., Class B	62
1		Norfolk Southern Corp.	63
1		Peabody Energy Corp.	37
1		Schering-Plough Corp.	45
1		SYSCO Corp.	37
1		Yahoo!, Inc. (a)	17
			773
		Total Long-Term Investments (Cost $2,988)	3,241

PRINCIPAL AMOUNT($)
Short-Term Investment — 0.3%
	U.S. Treasury Obligation — 0.3%
10	U.S. Treasury Bill, 4.86%, 01/17/08 (k)(n) (Cost $10)	10
	Total Investments — 98.0% (Cost $2,998)	3,251
	Other Assets in Excess of Liabilities — 2.0%	65
	NET ASSETS — 100.0%	$3,316

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2007

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Pharmaceuticals	12.2%
Commercial Banks	8.7
Metals & Mining	5.4
Chemicals	4.5
Semiconductors & Semiconductor Equipment	4.3
Machinery	4.0
Oil, Gas & Consumable Fuels	3.5
Energy Equipment & Services	3.5
Electronic Equipment & Instruments	3.4
Diversified Financial Services	3.4
Automobiles	3.2
Industrial Conglomerates	3.0
Tobacco	3.0
Auto Components	3.0
Hotels Restaurants & Leisure	2.6
Communications Equipment	2.5
Building Products	2.4
Independent Power Producers & Energy Traders	2.1
Road & Rail	1.9
Media	1.9
Capital Markets	1.8
Internet Software & Services	1.7
Electric Utilities	1.5
Transportation Infrastructure	1.5
Personal Products	1.5
Construction & Engineering	1.2
Electrical Equipment	1.2
Real Estate Investment Trusts (REITs)	1.2
Food & Staples Retailing	1.1
Aerospace & Defense	1.1
Commercial Services & Supplies	1.1
Biotechnology	1.0
Insurance	1.0
IT Services	1.0
Other (less than 1.0%)	3.6

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN FUNDS   5

JPMorgan Global Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007 (continued)
(Amounts in thousands, except number of contracts)

Forward Foreign Currency Exchange Contracts

CONTRACTS TO BUY		SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/07	NET UNREALIZED APPRECIATION (DEPRECIATION)
187,837	AUD	12/06/07	$161	$175	$14
124,150	CAD	12/06/07	118	131	13
127,237	CHF	12/06/07	106	110	4
271,683	EUR	12/06/07	380	394	14
72,509	GBP	12/06/07	147	150	3
257,332	HKD	12/06/07	33	33	—	(h)
11,768,952	JPY	12/06/07	103	103	—	(h)
110,395	NOK	12/06/07	21	21	—	(h)
22,922	SGD	12/06/07	15	16	1
			$1,084	$1,133	$49

CONTRACTS TO SELL		SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/07	NET UNREALIZED APPRECIATION (DEPRECIATION)
120,748	AUD	12/06/07	$103	$112	$(9)
57,164	CHF	12/06/07	47	49	(2)
417,199	EUR	12/06/07	575	605	(30)
147,268	GBP	12/06/07	297	306	(9)
34,994,844	JPY	12/06/07	307	305	2
416,100	NOK	12/06/07	74	78	(4)
195,764	SEK	12/06/07	31	31	— (h)
53,537	SGD	12/06/07	36	37	(1)
			$1,470	$1,523	$(53)

ABBREVIATIONS:

(a) —	Non-income producing security.

(h) —	Amount rounds to less than one thousand (shares or dollars).

(k) —	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l) —	All or a portion of these securities are reserved for current or potential holdings with the custodian for forward foreign currency contracts.

(n) —	The rate shown is the effective yield at the date of purchase.

ADR —	American Depositary Receipt

AUD —	Australian Dollar

CAD —	Canadian Dollar

CHF —	Swiss Franc

EUR —	Euro

GBP —	British Pound

HKD —	Hong Kong Dollar

JPY —	Japanese Yen

NOK —	Norwegian Krone

SEK —	Swedish Krona

SGD —	Singapore Dollar

The market value and percentage of the investments that are fair valued under the fair valuation policy for international investments as described in Note 2A are $2,365 and 71.3% of net assets, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN FUNDS        OCTOBER 31, 2007

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2007        JPMORGAN FUNDS   7

STATEMENT OF ASSETS AND LIABILITIES
AS OF OCTOBER 31, 2007
(Amounts in thousands, except per share amounts)

	Global Focus Fund
ASSETS:
Investments in non-affiliates, at value	$3,251
Cash	145
Foreign currency, at value	8
Receivables:
Investment securities sold	324
Interest and dividends	4
Tax reclaims	1
Unrealized appreciation on forward foreign currency exchange contracts	51
Total Assets	3,784

LIABILITIES:
Payables:
Investment securities purchased	318
Unrealized depreciation on forward foreign currency exchange contracts	55
Accrued liabilities:
Shareholder servicing fees	1
Distribution fees	—	(c)
Custodian and accounting fees	16
Trustees’ and Chief Compliance Officer’s fees	—	(c)
Other	78
Total Liabilities	468
Net Assets	$3,316

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN FUNDS        OCTOBER 31, 2007

Global Focus Fund

NET ASSETS:
Paid in capital	$2,999
Accumulated undistributed (distributions in excess of) net investment income	9
Accumulated net realized gains (losses)	59
Net unrealized appreciation (depreciation)	249
Total Net Assets	$3,316

Net Assets:
Class A	$221
Class C	220
Class R5 (a)	111
Select Class	2,764
Total	$3,316

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	13
Class C	13
Class R5 (a)	7
Select Class	167

Net Asset Value:
Class A — Redemption price per share	$16.56
Class C — Offering price per share (b)	16.51
Class R5 (a) — Offering and redemption price per share	16.60
Select Class — Offering and redemption price per share	16.58
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$17.48

Cost of investments	$2,998
Cost of foreign currency	8

(a)	Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.

(b)	Redemption price for Class C Shares varies based upon the length of time the shares are held.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN FUNDS   9

STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED OCTOBER 31, 2007 (a)
(Amounts in thousands)

Global Focus Fund
INVESTMENT INCOME:
Dividend income	$43
Interest income	2
Foreign taxes withheld	(4)
Total investment income	41

EXPENSES:
Investment advisory fees	15
Administration fees	2
Distribution fees:
Class A	— (c)
Class C	1
Shareholder servicing fees:
Class A	— (c)
Class C	— (c)
Class R5 (b)	— (c)
Select Class	4
Custodian and accounting fees	45
Professional fees	60
Trustees’ and Chief Compliance Officer’s fees	— (c)
Printing and mailing costs	25
Registration and filing fees	52
Transfer agent fees	8
Other	4
Total expenses	216
Less amounts waived	(17)
Less expense reimbursements	(176)
Net expenses	23
Net investment income (loss)	18

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	69
Futures	(8)
Foreign currency transactions	(12)
Net realized gain (loss)	49
Change in net unrealized appreciation (depreciation) of:
Investments	253
Foreign currency translations	(4)
Change in net unrealized appreciation (depreciation)	249
Net realized/unrealized gains (losses)	298
Change in net assets resulting from operations	$316

(a)	Commencement of operations was March 30, 2007.

(b)	Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN FUNDS        OCTOBER 31, 2007

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD INDICATED (a)
(Amounts in thousands)

Global Focus Fund
Period Ended 10/31/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$18
Net realized gain (loss)	49
Change in net unrealized appreciation (depreciation)	249
Change in net assets resulting from operations	316

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	3,000

NET ASSETS:
Change in net assets	3,316
Beginning of period	—
End of period	$3,316
Accumulated undistributed (distributions in excess of) net investment income	$9

CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$200
Change in net assets from Class A capital transactions	$200

Class C
Proceeds from shares issued	$200
Change in net assets from Class C capital transactions	$200

Class R5 (b)
Proceeds from shares issued	$100
Change in net assets from Class R5 capital transactions	$100

Select Class
Proceeds from shares issued	$2,500
Change in net assets from Select Class capital transactions	$2,500

Total change in net assets from capital transactions	$3,000

SHARE TRANSACTIONS:
Class A
Issued	13
Change in Class A Shares	13

Class C
Issued	13
Change in Class C Shares	13

Class R5 (b)
Issued	7
Change in Class R5 Shares	7

Select Class
Issued	167
Change in Select Class Shares	167

(a)	Commencement of operations was March 30, 2007.

(b)	Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN FUNDS   11

FINANCIAL HIGHLIGHTS
FOR THE PERIOD INDICATED

	Per share operating performance
	Investment operations
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net asset value, end of period	Total return (excludes sales charge) (b)(c)
Class A
March 30, 2007 (d) through October 31, 2007	$15.00	$0.07	$1.49	$1.56	$16.56	10.40%

Class C
March 30, 2007 (d) through October 31, 2007	15.00	0.03	1.48	1.51	16.51	10.07

Class R5 (e)
March 30, 2007 (d) through October 31, 2007	15.00	0.11	1.49	1.60	16.60	10.67

Select Class
March 30, 2007 (d) through October 31, 2007	15.00	0.10	1.48	1.58	16.58	10.53

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of operations.

(e)	Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN FUNDS        OCTOBER 31, 2007

Ratios/Supplemental data
	Ratios to average net assets (a)
Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$221	1.45%	0.80%	11.93%	135%

220	1.95	0.30	12.43	135

111	1.00	1.25	11.48	135

2,764	1.20	1.05	11.68	135

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN FUNDS   13

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2007

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

Classes Offered
Global Focus Fund	Class A, Class C, Class R5 (formerly R Class) and Select Class

The Fund commenced operations on March 30, 2007. Currently the Fund is not publicly offered for investment.

Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Class R5 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. The value of securities listed on the NASDAQ Stock Market, Inc. shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Fund applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset value.

B. Futures Contracts — The Fund may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Fund realizes a gain or loss.

Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade.

As of October 31, 2007, the Fund had no outstanding futures contracts.

14   JPMORGAN FUNDS        OCTOBER 31, 2007

C. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

D. Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage the Fund’s exposure to foreign currency exchange fluctuations. The Fund may also enter into forward foreign currency exchange contracts to hedge against interest rate and currency risk, to generate gains to the Fund and/or as part of its risk management process. The values of the forward foreign currency exchange contracts are adjusted daily by reference to the applicable exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund is subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency.

As of October 31, 2007, the Fund had outstanding forward foreign currency exchange contracts as listed on its Schedule of Portfolio Investments.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

F. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

G. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

H. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

I. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

OCTOBER 31, 2007        JPMORGAN FUNDS   15

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2007 (continued)

The following amounts were reclassified within the capital accounts (amounts in thousands):

Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$(1)	$(9)	$10

The reclassification for the Fund relates primarily to differences in character for tax purposes of foreign currency gains or losses, non-deductible expenses and passive foreign investment companies (PFICs) gains.

J. Redemption Fees — Generally, shares of the Fund held for less than 60 days are subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the Fund and are credited to paid in capital.

K. New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board (the “FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Based on Management’s analysis, the determination has been made that the adoption of the Interpretation did not have an impact to the Fund’s financial statements.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management continues to evaluate the impact the adoption of SFAS 157 will have on the Fund’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Fund. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual fee rate of 0.80% of the Fund’s average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Fund may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Fund in an amount sufficient to offset any doubling up of these fees related to the Fund’s investment in an affiliated money market fund to the extent required by law or as undertaken by the Advisor or its affiliates.

For the period ended October 31, 2007, there were no waivers/reimbursements resulting from investments in the money market funds.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the period ended October 31, 2007, the Distributor did not retain any fees.

16   JPMORGAN FUNDS        OCTOBER 31, 2007

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R5	Select Class
0.25%	0.25%	0.05%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, provides portfolio custody and accounting services for the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Class R5	Select Class
1.45%	1.95%	1.00%	1.20%

The contractual expense limitation agreements were in effect for the period ended October 31, 2007. The expense limitation percentages in the table above are in place until at least March 21, 2008.

For the period ended October 31, 2007, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expects the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
$14	$2	$1	$17	$176

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the period, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker/dealers. For the period ended October 31, 2007, the Fund incurred no brokerage commissions with broker/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

OCTOBER 31, 2007        JPMORGAN FUNDS   17

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2007 (continued)

4. Investment Transactions

During the period ended October 31, 2007, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$7,072	$4,153

During the period ended October 31, 2007, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 2007, were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$3,007	$303	$59	$244

For the Fund, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to mark to market of passive foreign investment companies (PFICs) and wash sale loss deferrals.

At October 31, 2007, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

Current Distributable Ordinary Income	Unrealized Appreciation (Depreciation)
$73	$244

For the Fund, the cumulative timing differences primarily consist of mark to market of PFICs, mark to market of forward foreign currency contracts, wash sale loss deferrals and deferred compensation.

6. Borrowings

The Fund relies upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because it is an investment company in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 18, 2008.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2007, or at any time during the period then ended.

7. Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund’s shares are currently held by the Fund’s investment advisor. From time to time, the Fund’s investment advisor or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Fund’s outstanding shares. Investment activities on behalf of these shareholders could impact the Fund.

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Fund to additional risks

18   JPMORGAN FUNDS        OCTOBER 31, 2007

resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of October 31, 2007, substantially all of the Fund’s net assets consist of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

As of October 31, 2007, the Fund invested approximately 24.1% of its total investments in the United States.

OCTOBER 31, 2007        JPMORGAN FUNDS   19

REPORT OF INDEPENDENT PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders
of JPMorgan Global Focus Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Global Focus Fund (a portfolio of JPMorgan Trust I; hereafter referred to as the “Fund”) at October 31, 2007, and the results of its operations, the changes in its net assets and the financial highlights for the period March 30, 2007 (commencement of operations) through October 31, 2007, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 20, 2007

20   JPMORGAN FUNDS        OCTOBER 31, 2007

TRUSTEES
(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	144	None.

Roland R. Eppley, Jr. (1932); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President and Chief Executive Officer, Eastern States Bankcard (1971–1988).	144	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	144	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	144
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	144	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	144	None.

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	144	Trustee, Carleton College (2003–present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	144	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

OCTOBER 31, 2007        JPMORGAN FUNDS   21

TRUSTEES
(Unaudited) (continued)

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	144	Director, American University in Cairo.

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	144	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	144	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	144	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	144
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (144 funds).

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

22   JPMORGAN FUNDS        OCTOBER 31, 2007

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Stephen M. Benham (1959), Secretary (2005)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004.

Stephanie J. Dorsey (1969), Treasurer (2005)*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co. (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Susan M. Canning (1969), Assistant Secretary (2007)*	Vice President and Assistant General Counsel, JPMorgan Chase & Co.; Ms. Canning has served as an attorney with various titles for JPMorgan Chase & Co. since 1997.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary (2005)*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; from 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Arthur A. Jensen (1966), Assistant Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005.

Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

Francesco Tango (1971) Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

OCTOBER 31, 2007        JPMORGAN FUNDS   23

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2007, and continued to hold your shares at the end of the reporting period, October 31, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, May 1, 2007	Ending Account Value, October 31, 2007	Expenses Paid During May 1, 2007 to October 31, 2007*	Annualized Expense Ratio
Global Focus Fund
Class A
Actual	$1,000.00	$1,060.60	$7.53	1.45%
Hypothetical	1,000.00	1,017.90	7.37	1.45
Class C
Actual	1,000.00	1,058.30	10.12	1.95
Hypothetical	1,000.00	1,015.38	9.91	1.95
Class R5**
Actual	1,000.00	1,063.40	5.20	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00
Select Class
Actual	1,000.00	1,062.10	6.24	1.20
Hypothetical	1,000.00	1,019.16	6.11	1.20

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Effective November 30, 2007, R Class Shares where renamed to Class R5 Shares.

24   JPMORGAN FUNDS        OCTOBER 31, 2007

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2007 All rights reserved. October 2007.	AN-GLOBALFOC-1007

ANNUAL REPORT OCTOBER 31, 2007

JPMorgan Funds

SMA

Funds

JPMorgan International Value SMA Fund
JPMorgan Tax Aware Real Return SMA Fund

CONTENTS

President’s Letter	1
Schedule of Portfolio Investments	2
Financial Statements	6
Financial Highlights	10
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	17
Trustees	18
Officers	20
Schedule of Shareholder Expenses	21
Tax Letter	22

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to a Fund’s prospectus for a discussion of a Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
NOVEMBER 12, 2007 (Unaudited)

Dear Shareholder:

We are pleased to present this annual report for the JPMorgan SMA Funds. Inside, you’ll find information detailing the performance of the Funds for the period ended October 31, 2007.

“Interest rate fears and mounting weakness in the U.S. sub-prime mortgage market hurt sentiment and led to weaker stock performance in the summer months.”

International stocks rose

Healthy economic growth, solid corporate profitability and contained inflation fueled strong global stock market gains for the period. For the most part, international stocks were bolstered by investors with relatively robust risk appetites.

Developed foreign and emerging stock markets (MSCI EAFE and MSCI Emerging Markets Indexes) outperformed U.S. markets. Emerging market stocks showed particular strength, outpacing their developed market counterparts by a wide margin.

U.S. credit crisis sparks volatility

Solid returns somewhat masked bouts of strong volatility. In particular, U.S.-centered events of the summer rattled the international markets’ confidence, primarily among developed nations. Interest rate fears and mounting weakness in the U.S. sub-prime mortgage market hurt sentiment and led to weaker stock performance in the summer months.

Liquidity concerns, both in secondary credit and interbank markets, prompted central banks globally to take a series of corrective measures, most notably in the shape of large reserve injections by the Federal Reserve (Fed), European Central Bank, Bank of Japan and, eventually, the Bank of England. Collectively, this action helped restore confidence in international equity markets, and performance rebounded from the summer’s doldrums.

Emerging markets unfazed by credit concerns

The emerging markets, on the other hand, remained largely unscathed by the U.S. credit crunch, the resilience of the emerging markets was surprising in light of expectations that a tightening credit market would work against high-risk assets. The fact that investors paid more attention to the underlying fundamentals than to events in the credit markets and worries of a downturn in U.S. demand may suggest that the asset class no longer represents a leveraged play on developed world growth.

Nevertheless, we are careful not to extrapolate this too far. It’s difficult to believe that Chinese and Indian demand growth will absorb all the slack from a downturn in U.S. demand. In addition, a concurrent weakening in the dollar would reduce commodity earnings in local currency terms. Meanwhile, price-to-earnings and price-to-book valuations appear a bit rich. Although we are impressed by the asset class’s performance in recent months, we remain reluctant to increase our current weighting beyond neutral.

Equity outlook favors U.S., Asia

Looking ahead, the U.S. and Asia stock markets offer the most direct play on U.S. Fed policy. Within these markets, large-cap stocks and Hong Kong issues merit attention. We also remain optimistic toward Europe, particularly France, Germany and the U.K.

Headline inflation has come down and should stay at current levels. Our concerns include recent euro-zone inflation data (2.6% year-over-year at October 31, according to European Union estimates) and the risk of imported inflation from the emerging markets, reflected in increased commodity prices. High-yield and credit markets remain volatile, and we continue to be cautious in these markets.

Global environment may help prevent U.S. recession

With demand growth persistently sluggish in Japan, and interest rate expectations pared back over growth concerns in Europe and the U.K., activity in the countries that comprise approximately 70% of global GDP is likely to be lackluster.

Nevertheless, with global inflation contained and central banks likely to act decisively, we have a degree of comfort that a cyclical moderation need not end in recession. In addition, developed market valuations currently appear reasonable, which ultimately should be positive for equities, notwithstanding potential volatility in the interim.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

OCTOBER 31, 2007        JPMORGAN SMA FUNDS   1

JPMorgan International Value SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 86.4% (l)
		Common Stocks — 86.4%
		Austria — 3.7%
12		OMV AG	924
		Cyprus — 3.0%
45		Marfin Popular Bank Public Co., Ltd., Class B	731
		Finland — 1.6%
95		Ruukki Group OYJ	391
		France — 6.5%
6		Compagnie Generale des Etablissements Michelin, Class B	809
5		Renault S.A.	795
			1,604
		Germany — 10.3%
16		Deutsche Lufthansa AG	467
9		Lanxess AG	431
4		Merck KGaA	545
6		Muenchener Rueckversicherungs-Gesellschaft AG	1,124
			2,567
		Greece — 5.3%
7		Folli — Follie S.A.	297
6		National Bank of Greece S.A.	445
31		Sidenor Steel Products & Manufacturing Co. S.A.	583
			1,325
		Israel — 2.9%
75		Makhteshim-Agan Industries Ltd. (a)	722
		Italy — 2.0%
20		Banco Popolare Scarl (a)	484
		Japan — 26.0%
11		Daikin Industries Ltd.	534
75		Daiwa Securities Group, Inc.	723
75		Fukuoka Financial Group, Inc.	483
—	(h)	Japan Tobacco, Inc.	1,154
—	(h)	KDDI Corp.	423
—	(h)	Nippon Building Fund, Inc.	595
165		Nippon Sheet Glass Co., Ltd.	1,007
9		TDK Corp.	714
—	(h)	West Japan Railway Co.	811
			6,444
		Norway — 2.8%
38		Orkla ASA	703
		Singapore — 3.6%
310		Singapore Telecommunications Ltd.	882
		South Korea — 2.5%
12		Hana Financial Group, Inc.	630
		Sweden — 1.9%
24		Skanska AB, Class B	474
		United Kingdom — 14.3%
254		Legal & General Group plc	741
88		Premier Foods plc	416
129		Royal Bank of Scotland Group plc	1,397
22		Vedanta Resources plc	991
			3,545
		Total Investments — 86.4% (Cost $20,802)	21,426
		Other Assets in Excess of Liabilities — 13.6%	3,384
		NET ASSETS — 100.0%	$24,810

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2007

The following table represents the portfolio investments of the Fund by industry classification as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	19.5%
Insurance	8.7
Metals & Mining	7.3
Building Products	7.2
Tobacco	5.4
Chemicals	5.4
Industrial Conglomerates	5.1
Oil, Gas & Consumable Fuels	4.3
Diversified Telecommunication Services	4.1
Road & Rail	3.8
Auto Components	3.8
Automobiles	3.7
Capital Markets	3.4
Electronic Equipment & Instruments	3.3
Real Estate Investment Trusts (REITs)	2.8
Pharmaceuticals	2.5
Construction & Engineering	2.2
Airlines	2.2
Wireless Telecommunication Services	2.0
Food Products	1.9
Textiles, Apparel & Luxury Goods	1.4

SEE NOTES TO FINANCIAL STATEMENTS.

2   JPMORGAN SMA FUNDS        OCTOBER 31, 2007

JPMorgan Tax Aware Real Return SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Long-Term Investments — 96.4%
	Municipal Bonds — 96.4%
	Arizona — 3.3%
90	Arizona State Transportation Board, Series B, Rev., 5.00%, 07/01/13	96
	California — 3.0%
75	Golden West Schools Financing Authority, Series A, Rev., MBIA, 5.80%, 02/01/20	87
	Colorado — 3.6%
100	City of Grand Junction, Rev., 5.00%, 03/01/13	106
	Florida — 8.3%
100	Florida State Department of Environmental Protection, Florida Forever, Series A, Rev., AMBAC, 5.00%, 07/01/10	104
50	Florida State Turnpike Authority, Department Transportation, Series B, Rev., AMBAC, 5.00%, 07/01/11	53
80	Polk County, Public Facilities Authority, Rev., MBIA, 5.00%, 12/01/15	85
		242
	Georgia — 2.3%
60	Jackson County Water & Sewer Authority, Series A, Rev., XLCA, 5.25%, 09/01/21	67
	Illinois — 4.5%
60	City of Chicago, Series A, GO, FSA, 5.50%, 01/01/19	67
60	Cook-Kane Lake & Mchenry Counties Community College District No 512, William Rainey Harper College, GO, 5.00%, 12/01/11	63
		130
	Iowa — 2.4%
65	City of Des Moines, Sewer System, Series H, Rev., FSA, 5.00%, 06/01/14	70
	Maryland — 1.9%
50	Prince Georges County, Public Improvement, Series A, GO, 5.00%, 10/01/13	54
	Michigan — 6.8%
85	Ovid Elsie Area Schools, School Building & Site, GO, MBIA Q-SBLF, 5.00%, 11/01/12 (p)	91
25	South Lyon Community Schools, GO, Q-SBLF, 4.65, 05/01/08 (p)	25
75	Western Michigan University, Rev., FGIC, 5.00%, 05/15/15	81
		197
	Mississippi — 3.0%
85	State of Mississippi, Capital Improvements, GO, 5.00%, 11/01/10	89
	Missouri — 2.8%
75	Missouri State Environmental Improvements & Energy Resources Authority, State Revolving Funding Program, Series B, Rev., 5.50%, 07/01/14	83
	New York — 11.9%
75	City of White Plains, Public Improvement, Series A, GO, 4.40%, 05/15/11	77
150	Long Island Power Authority, Series E, Rev., FGIC, 5.00%, 12/01/16	162
100	New York State Urban Development Corp., Service Contract, Series A, Rev., 5.00%, 01/01/16	108
		347
	North Carolina — 2.4%
65	Cabarrus County, COP, 5.25%, 02/01/13	69
	Ohio — 16.6%
85	Buckeye Tobacco Settlement Financing Authority, Asset-Backed Securities, Series A-2, Rev., 5.13%, 06/01/17	82
100	Cincinnati City School District, Classroom Construction & Improvement, GO, FGIC, 5.25%, 12/01/19	111
75	Hamilton Country, Sewer System, Series A, Rev., MBIA, 5.00%, 06/01/15	80
75	RiverSouth Authority, RiverSouth Area Redevelopment, Series A, Rev., 4.00%, 12/01/10	76
75	State of Ohio, Infrastructure Improvement, Series C, GO, 5.00%, 08/01/09	77
50	Summit County, Various Purpose, Series R, GO, FGIC, 5.50%, 12/01/19	57
		483
	Texas — 19.9%
75	City of El Paso, Series A, GO, MBIA, 4.75%, 08/15/17	77
50	City of Garland, Rev., MBIA, 5.63%, 03/01/15	56
50	City of Houston, Utilities System, First Lien, Series A, Rev., FSA, 5.00%, 11/15/15	54
25	City of San Antonio, Water Authority, Rev., FGIC, 5.50%, 05/15/15	28
50	Harris Country, Senior Lien, Toll Road, Rev., FSA, 5.38%, 08/15/11	53
60	Houston Independent School District, GO, PSF-GTD, 5.00%, 02/15/10	62
70	Mesquite Waterworks & Sewer Systems, Rev., FSA, 5.00%, 03/01/17	75

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN SMA FUNDS   3

JPMorgan Tax Aware Real Return SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Texas — Continued
85	Texas A&M University, Financing System, Series B, Rev., 5.38%, 05/15/11	90
75	University of Texas, Series A, Rev., 6.25%, 01/01/13 (p)	84
		579
	Washington — 1.9%
25	Port of Seattle, Intermediate Lien, Series A, Rev., MBIA, 5.00%, 03/01/15	27
25	Snohomish County School District No 2 Everett, GO, FGIC, 5.00%, 12/01/16	27
		54
	Wisconsin — 1.8%
50	Northland Pines School District, GO, FSA, 5.00%, 04/01/12	53
	Total Long-Term Investments (Cost $2,768)	2,806

SHARES
Short-Term Investment — 4.1%
	Investment Company — 4.1%
121	JPMorgan Tax Free Money Market Fund, Institutional Class (b) (m) (Cost $121)	121
	Total Investments — 100.5% (Cost $2,889)	2,927
	Liabilities in Excess of Other Assets — (0.5)%	(16)
	NET ASSETS — 100.0%	$2,911

Percentages indicated are based on net assets.

PORTFOLIO COMPOSITION*

Municipal Bonds	95.9%
Short-Term Investment	4.1

*	Percentages indicated are based upon total investments as of October 31, 2007. The Fund’s composition is subject to change.

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN SMA FUNDS        OCTOBER 31, 2007

Interest Rate Swaps

	RATE TYPE (r)
SWAP COUNTERPARTY	Payments made by the Fund	Payments received by the Fund	Termination Date	Notional AMOUNT	Value
Barclays Bank plc (London)	2.67% at expiration	Percentage difference between the CPIU as of 90 days prior to expiration date and 205.49 at expiration	06/04/12	$750	$—	(h)
Barclays Bank plc (London)	2.57% at expiration	Percentage difference between the CPIU as of 90 days prior to expiration date and 208.05 at expiration	01/15/14	1,000	—	(h)
Barclays Bank plc (London)	2.68% at expiration	Percentage difference between the CPIU as of 90 days prior to expiration date and 208.16 at expiration	10/12/15	500	1
					1

Spread Lock Swap

SWAP COUNTERPARTY	REFERENCED OBLIGATION	SPREAD LOCK	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Barclays Bank plc (London) *	U.S. Treasury Note, 5.13%, 05/15/16	0.65363%	02/11/08	$1,000	$1

*	Fund pays the excess of the market price over the spread lock or receives the excess of the spread lock over the market price.

ABBREVIATIONS:

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(l)	— All or a portion of these securities are reserved for current or potential holdings with the custodian for forward foreign currency contracts.
(m)	— All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, and reverse repurchase agreements.
(p)	— Security is prerefunded or escrowed to maturity.
(r)	— Rates shown are per annum and payments are as described.
(t)	— The date shown represents the earliest of the next reset date, next call date, prerefunded date, next put date or final maturity date.
AMBAC	— American Municipal Bond Assurance Corp.
COP	— Certificates of Participation
CPIU	— Consumer Price Index for Urban Consumers
FGIC	— Financial Guaranty Insurance Co.
FSA	— Financial Security Assurance
GO	— General Obligation
GTD	— Guaranteed
MBIA	— Municipal Bond Insurance Association
PSF	— Permanent School Fund
Q-SBLF	— Qualified School Board Loan Fund
Rev.	— Revenue Bond
XLCA	— XL Capital Assurance

The market value and percentage of the investments based on net assets that are fair valued under the fair valuation policy for the international investments as described in Note 2A are as follows (amounts in thousands):

Fund	Market Value	Percentage
International Value SMA Fund	$21,426	86.4%

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN SMA FUNDS   5

STATEMENT OF ASSETS AND LIABILITIES
AS OF OCTOBER 31, 2007

(Amounts in thousands, except per share amounts)

	International Value SMA Fund	Tax Aware Real Return SMA Fund
ASSETS:
Investments in non-affiliates, at value	$21,426	$2,806
Investments in affiliates, at value	—	121
Total investment securities, at value	21,426	2,927
Cash	3,369	—
Receivables:
Investment securities sold	249	—
Fund shares sold	1,147	—
Interest and dividends	3	45
Outstanding swap contracts, at value	—	2
Due from advisor	148	114
Total Assets	26,342	3,088

LIABILITIES:
Payables:
Investment securities purchased	1,347	—
Dividends	—	10
Outstanding swap contracts, at value	—	—	(a)
Accrued liabilities:
Custodian and accounting fees	24	6
Trustees’ and Chief Compliance Officer’s fees	— (a)	—	(a)
Other	161	161
Total Liabilities	1,532	177
Net Assets:	$24,810	$2,911

NET ASSETS:
Paid in capital	$24,208	$2,871
Accumulated undistributed net investment income (loss)	(10)	—	(a)
Accumulated net realized gains (losses)	(12)	—	(a)
Net unrealized appreciation (depreciation)	624	40
Total Net Assets	$24,810	$2,911
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):	1,507	287

Net asset value, offering and redemption price per share	$16.47	$10.14

Cost of investments	$20,802	$2,889

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN SMA FUNDS        OCTOBER 31, 2007

STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED OCTOBER 31, 2007

(Amounts in thousands)

	International Value SMA Fund (a)	Tax Aware Real Return SMA Fund (b)
INVESTMENT INCOME:
Dividend income	$4	$—
Dividend income from affiliates (c)	—	5
Interest income	— (d)	37
Foreign taxes withheld	— (d)	—
Total investment income	4	42

EXPENSES:
Administration fees	1	1
Custodian and accounting fees	24	10
Professional fees	111	167
Trustees’ and Chief Compliance Officer’s fees	— (d)	—	(d)
Printing and mailing costs	26	13
Registration and filing fees	51	27
Transfer agent fees	2	3
Other	2	2
Total expenses	217	223
Less amounts waived	(1)	(1)
Less earnings credits	—	—	(d)
Less expense reimbursements	(216)	(222)
Net expenses	—	—
Net investment income (loss)	4	42

REALIZED/UNREALIZED GAINS (LOSSES):
Realized gain (loss) on transactions from:
Investments	(12)	—	(d)
Foreign currency transactions	(14)	—
Net realized gain (loss)	(26)	—	(d)
Change in net unrealized appreciation (depreciation) of:
Investments	624	38
Foreign currency translations	— (d)	—
Swaps	—	2
Change in net unrealized appreciation (depreciation)	624	40
Net realized/unrealized gains (losses)	598	40
Change in net assets resulting from operations	$602	$82

(a)	Commencement of operations was August 17, 2007.

(b)	Commencement of operations was May 31, 2007.

(c)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(d)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN SMA FUNDS   7

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	International Value SMA Fund (a)	Tax Aware Real Return SMA Fund (b)
	Period Ended 10/31/2007	Period Ended 10/31/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$4	$42
Net realized gain (loss)	(26)	—	(c)
Change in net unrealized appreciation (depreciation)	624	40
Change in net assets resulting from operations	602	82

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	—	(42)

CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS:
Proceeds from shares issued	$24,842	$2,865
Dividends and distributions reinvested	—	6
Cost of shares redeemed	(634)	—
Change in net assets from capital transactions	$24,208	$2,871

NET ASSETS:
Change in net assets	24,810	2,911
Beginning of period	—	—
End of period	$24,810	$2,911
Accumulated undistributed net investment income (loss)	$(10)	$—	(c)

SHARE TRANSACTIONS:
Issued	1,547	286
Reinvested	—	1
Redeemed	(40)	—
Change in shares	1,507	287

(a)	Commencement of operations was August 17, 2007.
(b)	Commencement of operations was May 31, 2007.
(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN SMA FUNDS        OCTOBER 31, 2007

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2007        JPMORGAN SMA FUNDS   9

FINANCIAL HIGHLIGHTS
FOR THE PERIOD INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Total distributions
International Value SMA Fund
August 17, 2007 (e) through October 31, 2007	$15.00	$—	(f)	$1.47	$1.47	$—	$—

Tax Aware Real Return SMA Fund
May 31, 2007 (e) through October 31, 2007	10.00	0.16		0.14	0.30	(0.16)	(0.16)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Reflects the fact that no fees or expenses are borne by the Funds. The Funds are an integral part of “separately managed accounts” programs sponsored by investment advisors and/or broker-dealers unaffiliated with the Funds and the Investment Advisor. Participants in these programs pay a fee to the sponsor of the program.
(e)	Commencement of operations.
(f)	Amounts to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN SMA FUNDS        OCTOBER 31, 2007

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss) (d)	Expenses without waivers, reimbursements and earnings credits (d)	Portfolio turnover rate (b)
$16.47	9.80%	$24,810	—%	0.26%	14.79%	10%

10.14	3.06	2,911	—	4.03	21.57	12

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN SMA FUNDS   11

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2007

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The International Value SMA Fund and the Tax Aware Real Return SMA Fund are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report.

The International Value SMA Fund commenced operations on August 17, 2007.

The Tax Aware Real Return SMA Fund commenced operations on May 31, 2007.

Shares of the Funds may be purchased only by or on behalf of separately managed accounts where J.P. Morgan Investment Management Inc. serves as the investment advisor or subadvisor to the account with the separately managed account sponsor or directly with the client. Fund shares may not be purchased directly by individuals.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on the NASDAQ Stock Market, Inc. shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Swaps are valued each day by third party broker-dealers or counterparties or by independent or affiliated pricing services approved by the Board of Trustees. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

B. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized

12   JPMORGAN SMA FUNDS        OCTOBER 31, 2007

foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

C. Swaps — The Funds may engage in various swap transactions, including forward rate agreements, interest rate, currency, fixed income, index and total return swaps, primarily to manage duration and yield curve risk or as alternatives to direct investments. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

Interest rate swap agreements involve the exchange by the Funds with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal.

Spread-lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and a reference rate.

Premiums paid to or by the Funds are accrued daily and included in realized gain (loss) on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the contracts.

As of October 31, 2007, the Tax Aware Real Return SMA Fund had outstanding swap agreements as listed on its Schedule of Portfolio Investments.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (“the Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

G. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

H. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually for the International Value SMA Fund and monthly for the Tax Aware Real Return SMA Fund. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-capital	Accumulated Underdistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) On Investments
International Value SMA Fund	$—	$(14)	$14

The reclassification for the International Value SMA Fund relates primarily to differences in character for tax purposes of foreign currency gains or losses.

I. New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board (the “FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the

OCTOBER 31, 2007        JPMORGAN SMA FUNDS   13

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2007 (continued)

benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for financial statements in the first fiscal period beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Based on Management’s analysis, the determination has been made that the adoption of the Interpretation did not have an impact to the Funds’ financial statements.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management continues to evaluate the impact the adoption of SFAS 157 will have on the Funds’ financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor does not charge an advisory fee to the Funds. It should be understood, however, that the Funds are an integral part of separately managed account programs. Participants in these programs pay a fee to the sponsor of the program. The Advisor will be compensated directly or indirectly by the separately managed account sponsors.

The Funds may invest in one or more money market funds advised by the Advisor or its/their affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Funds in an amount sufficient to offset any doubling up of these fees related to each Fund’s investment in an affiliated money market fund to the extent required by law or as undertaken by the Advisor or their affiliates.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the period ended was as follows (amounts in thousands):

Period Ended 10/31/07
Tax Aware Real Return SMA Fund	$5

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

The Administrator waived Administration fees and/or reimbursed expenses as outlined in Note 3.E.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Funds’ shares. The Distributor receives no compensation in its capacity as the Funds’ underwriter.

D. Custodian and Accounting Fees —JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statements of Operations.

E. Waivers and Reimbursements — No expenses or fees (other than dividend expense related to short sales, interest, taxes and extraordinary expenses) are borne by the Funds pursuant to contractual arrangements with the Advisor through August 31, 2008, for the International Value SMA Fund and February 28, 2009, for the Tax Aware Real Return SMA Fund.

For the period ended October 31, 2007, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Voluntary Waivers
	Administration	Total	Contractual Reimbursements
International Value SMA Fund	$1	$1	$216
Tax Aware Real Return SMA Fund	1	1	222

14   JPMORGAN SMA FUNDS        OCTOBER 31, 2007

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the period, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the period ended October 31, 2007, The Funds incurred no brokerage commissions with broker/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the period ended October 31, 2007, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
International Value SMA Fund	$21,658	$844
Tax Aware Real Return SMA Fund	3,065	290

During the period ended October 31, 2007, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 2007, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation		Net Unrealized Appreciation (Depreciation)
International Value SMA Fund	$20,824	$760	$158		$602
Tax Aware Real Return SMA Fund	2,889	38	—	(a)	38

(a)	Amount rounds to less than $1,000.

For the International Value SMA Fund, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to mark to market of passive foreign investment companies (PFICs).

The tax character of distributions paid during the period ended October 31, 2007, was as follows (amounts in thousands):

	Total Distributions Paid From
	Tax Exempt Distributions	Total Distributions Paid
Tax Aware Real Return SMA Fund	$42	$42

At October 31, 2007, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

OCTOBER 31, 2007        JPMORGAN SMA FUNDS   15

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2007 (continued)

	Current Distributable Ordinary Income		Current Distributable Tax-exempt Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
International Value SMA Fund	$12		$—	$(12)	$602
Tax Aware Real Return SMA Fund	—	(a)	10	—	40

(a)	Amount rounds to less than $1,000.

For the Funds, the cumulative timing differences primarily consist of mark to market of passive foreign investment companies (PFICs) (for International Value SMA Fund) and distributions payable (for Tax Aware Real Return Fund).

As of October 31, 2007, the following Fund had net capital loss carryforwards, which are available to offset future realized gains (amounts in thousands):

	2015	Total
International Value SMA Fund	$12	$12

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because it is an investment company in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Tax Aware Real Return SMA Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 18, 2008.

The Funds had no borrowings outstanding from another fund at October 31, 2007, or at any time during the period then ended.

The Tax Aware Real Return SMA Fund had no borrowings from the unsecured, uncommitted credit facility at October 31, 2007, or at any time during the period then ended.

7. Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

From time to time, the Funds’ investment advisor or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Funds’ outstanding shares. Investment activities on behalf of these shareholders could impact the Funds.

As of October 31, 2007, the International Value SMA Fund invested approximately 30.1% of its total investments in Japan.

16   JPMORGAN SMA FUNDS        OCTOBER 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of
JPMorgan Trust I

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Tax Aware Real Return SMA Fund and JPMorgan International Value SMA Fund (each a portfolio of JPMorgan Trust I; hereafter collectively referred to as the “Funds”) at October 31, 2007, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 20, 2007

OCTOBER 31, 2007        JPMORGAN SMA FUNDS   17

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	144	None.

Roland R. Eppley, Jr. (1932); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President and Chief Executive Officer, Eastern States Bankcard (1971–1988).	144	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	144	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	144
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	144	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	144	None.

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	144	Trustee, Carleton College (2003–present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	144	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

18   JPMORGAN SMA FUNDS        OCTOBER 31, 2007

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	144	Director, American University in Cairo.

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	144	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	144	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	144	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	144
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.
(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (144 funds).
*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

OCTOBER 31, 2007        JPMORGAN SMA FUNDS   19

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Stephen M. Benham (1959), Secretary (2005)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004.

Stephanie J. Dorsey (1969), Treasurer (2005)*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co. (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Susan M. Canning (1969), Assistant Secretary (2007)*	Vice President and Assistant General Counsel, JPMorgan Chase & Co.; Ms. Canning has served as an attorney with various titles for JPMorgan Chase & Co. since 1997.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary (2005)*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; from 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Arthur A. Jensen (1966), Assistant Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005.

Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

Francesco Tango (1971) Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

20   JPMORGAN SMA FUNDS        OCTOBER 31, 2007

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including administration fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Fund at the beginning of the reporting period, May 1, 2007, and continued to hold your shares at the end of the reporting period, October 31, 2007.

Actual Expenses

For each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, May 1, 2007	Ending Account Value, October 31, 2007	Expenses Paid During May 1, 2007 to October 31, 2007†	Annualized Expense Ratio†
International Value SMA Fund
Actual*	$1,000.00	$1,098.00	$0.00	0.00%
Hypothetical**	1,000.00	1,025.21	0.00	0.00

Tax Aware Real Return SMA Fund
Actual***	1,000.00	1,030.60	0.00	0.00
Hypothetical**	1,000.00	1,025.21	0.00	0.00

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 73/365 (to reflect the one-half year period). The Fund commenced operations on August 17, 2007.
**	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
***	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 153/365 (to reflect the one-half year period). The Fund commenced operations on May 31, 2007.
†	Reflects the fact that no fees or expenses are borne by the Funds. The Funds are an integral part of “separately managed accounts” programs sponsored by investment advisors and/or broker-dealers unaffiliated with the Funds and the Investment Advisor. Participants in these programs pay a fee to the sponsor of the program.

OCTOBER 31, 2007        JPMORGAN SMA FUNDS   21

TAX LETTER
(Unaudited)

Certain tax information for the Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2007. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2007. The information necessary to complete your income tax returns for the calendar year ending December 31, 2007 will be received under separate cover.

Tax-Exempt Income

The following represents the percentage of distributions paid from net investment income that are exempt from federal income tax for the fiscal year ended October 31, 2007:

Exempt Distributions Paid
Tax Aware Real Return SMA Fund	100.00%

22   JPMORGAN SMA FUNDS        OCTOBER 31, 2007

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2007 All rights reserved. October 2007.	AN-SMA-1007

ANNUAL REPORT OCTOBER 31, 2007

JPMorgan Funds

Income

Funds

JPMorgan Income Builder Fund

CONTENTS

President’s Letter	1
Schedule of Portfolio Investments	2
Financial Statements	8
Financial Highlights	14
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	22
Trustees	23
Officers	25
Schedule of Shareholder Expenses	26
Tax Letter	27

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
NOVEMBER 12, 2007 (Unaudited)

Dear Shareholder:

We are pleased to present this annual report for the JPMorgan Income Builder Fund. Inside, you’ll find information detailing the performance of the Fund for the period ended October 31, 2007.

“Interest rate fears and mounting weakness in the U.S. sub-prime mortgage market hurt sentiment and led to weaker stock performance in the summer months.”

International stocks rose

Healthy economic growth, solid corporate profitability and contained inflation fueled strong global stock market gains for the period. For the most part, international stocks were bolstered by investors with relatively robust risk appetites.

Developed foreign and emerging stock markets (MSCI EAFE and MSCI Emerging Markets Indexes) outperformed U.S. markets in the period. Emerging market stocks showed particular strength, outpacing their developed market counterparts by a wide margin.

U.S. credit crisis prompts Fed to ease

The U.S.-centered events of the summer affected the international markets’ confidence, primarily among developed nations. Interest rate fears and mounting weakness in the U.S. sub-prime mortgage market hurt sentiment and led to weaker stock performance in the summer months.

As the credit market’s woes intensified, the Federal Reserve (Fed) acknowledged an increasing threat to U.S. growth prospects. Stock and bond investors reacted favorably to the Fed’s rate cut on September 18, which reduced the fed funds target from 5.25% to 4.75%. Another 25-basis-point cut on October 31 received a lukewarm response, as investors interpreted the Fed’s accompanying policy statement as evidence that additional easing was unlikely.

Liquidity concerns, both in secondary credit and interbank markets, also prompted central banks globally to take a series of corrective measures, most notably in the shape of large reserve injections by the European Central Bank, the Bank of Japan and, eventually, the Bank of England. Collectively, this action helped restore confidence in international equity markets, and performance rebounded from the summer’s doldrums by period end.

Emerging markets unfazed by credit concerns

While the emerging markets remained relatively unscathed by the U.S. credit crunch, the resilience of the emerging markets was surprising in light of expectations that a tightening credit market would work against high-risk assets. The fact that investors paid more attention to the underlying fundamentals than to events in the credit markets and worries of a downturn in U.S. demand may suggest that the asset class no longer represents a leveraged play on developed world growth.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

OCTOBER 31, 2007        JPMORGAN INCOME FUNDS   1

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 85.0%
		Common Stocks — 26.2% (l)
		Australia — 1.3%
5		Australia & New Zealand Banking Group Ltd.	141
2		Westpac Banking Corp.	64
2		Woolworths Ltd.	52
			257
		Belgium — 0.5%
2		Fortis	60
2		Melexis N.V.	33
			93
		Brazil — 1.2%
5		Cia Energetica de Minas Gerais ADR	113
2		Cia Vale do Rio Doce ADR	53
1		Petroleo Brasileiro S.A. ADR	69
			235
		Finland — 0.6%
4		Sampo OYJ, Class A	131
		France — 2.1%
2		AXA S.A.	78
1		Renault S.A.	99
1		Suez S.A.	54
1		Total S.A.	105
2		Vivendi	85
			421
		Germany — 2.6%
1		BASF AG	110
1		DaimlerChrysler AG	113
3		Deutsche Lufthansa AG	77
1		E.ON AG	133
—	(h)	Muenchener Rueckversicherungs-Gesellschaft AG	95
			528
		Italy — 1.7%
3		Banco Popolare Scarl (a)	62
3		ENI S.p.A.	106
21		Intesa Sanpaolo S.p.A.	170
			338
		Japan — 0.2%
—	(h)	Japan Retail Fund Investment Corp.	52
		Netherlands — 2.1%
3		ING Groep N.V., CVA	122
3		Royal Dutch Shell plc, Class A	142
9		Royal KPN N.V.	161
			425
		Norway — 0.4%
3		Statoil ASA	90
		Singapore — 0.5%
32		Singapore Telecommunications Ltd.	91
		South Korea — 0.2%
1		Kookmin Bank ADR	48
		Spain — 0.5%
3		Telefonica S.A.	96
		Sweden — 1.1%
5		Skanska AB, Class B	99
12		TeliaSonera AB	119
			218
		Taiwan — 0.6%
4		Chunghwa Telecom Co., Ltd. ADR	71
5		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	54
			125
		United Kingdom — 3.6%
3		Barclays plc	42
7		BP plc	87
3		British American Tobacco plc	113
7		HSBC Holdings plc	142
7		Lloyds TSB Group plc	80
10		Premier Foods plc	48
21		Rentokil Initial plc	75
38		Vodafone Group plc	149
			736
		United States — 7.0%
2		Altria Group, Inc.	167
3		AT&T, Inc.	105
2		Bank of America Corp.	109
2		Citigroup, Inc.	97
2		DTE Energy Co.	105
2		Duke Realty Corp.	48
2		General Electric Co.	84
1		Hospitality Properties Trust	40
3		Merck & Co., Inc.	180
2		Microsoft Corp.	84
3		Pfizer, Inc.	84
3		U.S. Bancorp	108
4		Verizon Communications, Inc.	166
1		Wachovia Corp.	34
			1,411
		Total Common Stocks (Cost $4,956)	5,295

SEE NOTES TO FINANCIAL STATEMENTS.

2   JPMORGAN INCOME FUNDS        OCTOBER 31, 2007

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Asset-Backed Securities — 1.4%
	Cayman Islands — 1.4%
$444	Nationstar NIM Trust, Series 2007-C, Class A, 8.00%, 06/25/37 (e) (i) (Cost $443)	288
	Corporate Bonds — 41.1%
	Bermuda — 0.5%
100	Intelsat Bermuda Ltd., 9.25%, 06/15/16	104
	Cayman Islands — 0.5%
100	Seagate Technology HDD Holdings, 6.80%, 10/01/16	98
	Canada — 1.6%
75	Cascades, Inc., 7.25%, 02/15/13	73
50	Quebecor Media, Inc., 7.75%, 03/15/16	49
100	Quebecor World Inc., 9.75%, 01/15/15 (e)	97
100	Videotron Ltee, 6.88%, 01/15/14	100
		319
	Luxembourg — 0.4%
100	MagnaChip Semiconductor S.A./MagnaChip Semiconductor Finance Co., 6.88%, 12/15/11	87
	Singapore — 0.2%
50	Flextronics International Ltd., 6.25%, 11/15/14	47
	Netherlands — 0.3%
50	NXP BV/NXP Funding LLC, 7.88%, 10/15/14	49
	United Kingdom — 0.5%
100	Virgin Media Finance plc, 9.13%, 08/15/16	106
	United States — 37.1%
100	ACE Cash Express, Inc., 10.25%, 10/01/14 (e)	100
150	Alliance One International, Inc., 11.00%, 05/15/12	161
100	Allied Waste North America, Inc., 7.13%, 05/15/16	101
100	Allis-Chalmers Energy, Inc., 9.00%, 01/15/14	101
25	Alpha Natural Resources LLC/Alpha Natural Resources Capital Corp., 10.00%, 06/01/12	27
47	American Airlines, Inc., 7.38%, 05/23/16	44
100	American Tire Distributors, Inc., FRN, 11.58%, 04/01/12	101
100	AmeriGas Partners LP/AmeriGas Eagle Finance Corp., 7.13%, 05/20/16	97
120	Aventine Renewable Energy Holdings, Inc., 10.00%, 04/01/17	107
100	Barrington Broadcasting Group LLC/Barrington Broadcasting Capital Corp., 10.50%, 08/15/14	104
25	Bausch & Lomb, Inc., 9.88%, 11/01/15 (e)	26
100	Berry Plastics Holding Corp., 8.88%, 09/15/14	103
50	Broder Brothers Co., 11.25%, 10/15/10	44
100	CCH I Holdings LLC/CCH I Holdings Capital Corp., 11.00%, 10/01/15	97
100	Chiquita Brands International, Inc., 8.88%, 12/01/15	91
100	Claymont Steel Holdings, Inc., 8.88%, 02/15/15	94
100	Community Health Systems, Inc., 8.88%, 07/15/15 (e)	101
125	Constar International, Inc., FRN, 8.93%, 02/15/12	121
88	Continental Airlines, Inc., 9.56%, 09/01/19	92
75	Cricket Communications, Inc., 9.38%, 11/01/14 (e)	74
	DIRECTV Holdings LLC,
50	6.38%, 06/15/15	48
50	8.38%, 03/15/13	52
100	Encore Acquisition Co., 7.25%, 12/01/17	96
100	Eurofresh, Inc., 11.50%, 01/15/13 (e)	86
20	First Data Corp., 9.88%, 09/24/15 (e)	19
100	Ford Motor Co., 7.45%, 07/16/31	79
	Ford Motor Credit Co. LLC,
100	8.00%, 12/15/16	93
30	9.88%, 08/10/11	30
50	Freescale Semiconductor, Inc., 8.88%, 12/15/14	47
100	General Cable Corp., FRN, 7.61%, 04/01/15	99
160	General Motors Corp., 8.38%, 07/15/33	146
25	General Nutrition Centers, Inc., PIK, 10.01%, 03/15/14	24
75	Georgia-Pacific Corp., 7.13%, 01/15/17 (e)	73
100	Harland Clarke Holdings Corp., FRN, 10.31%, 05/15/15	90
100	HCA, Inc., 9.25%, 11/15/16 (e)	105
100	Herbst Gaming, Inc., 7.00%, 11/15/14	81
100	Holly Energy Partners LP, 6.25%, 03/01/15	93
100	Idearc, Inc., 8.00%, 11/15/16	100
100	Insight Communications Co., Inc., SUB, 12.25%, 02/15/11	103
50	Intcomex, Inc., 11.75%, 01/15/11	51
100	Intelsat Corp., 9.00%, 08/15/14	102
100	iPCS, Inc., FRN, 7.48%, 05/01/13	97
50	Isle of Capri Casinos, Inc., 7.00%, 03/01/14	45
25	Jarden Corp., 7.50%, 05/01/17	24
100	JB Poindexter & Co., Inc., 8.75%, 03/15/14	90

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN INCOME FUNDS   3

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	United States — Continued
$100	Knowledge Learning Corp., Inc., 7.75%, 02/01/15 (e)	98
50	L-3 Communications Corp., 6.38%, 10/15/15	50
125	Lear Corp., 8.75%, 12/01/16	120
100	Level 3 Financing, Inc., 9.25%, 11/01/14	94
50	Mac-Gray Corp., 7.63%, 08/15/15	50
10	Mediacom LLC/Mediacom Capital Corp., 9.50%, 01/15/13	10
150	Medical Services Co., FRN, 12.74%, 10/15/11	140
50	Meritage Homes Corp., 7.00%, 05/01/14	41
50	MetroPCS Wireless, Inc., 9.25%, 11/01/14 (e)	50
100	Mosaic Co. (The), 7.38%, 12/01/14 (e)	106
75	NewPage Corp., 12.00%, 05/01/13	81
100	Omnicare, Inc., 6.88%, 12/15/15	96
100	PHI, Inc., 7.13%, 04/15/13	97
	Pilgrim’s Pride Corp.,
50	7.63%, 05/01/15	50
25	8.38%, 05/01/17	25
150	PolyOne Corp., 8.88%, 05/01/12	155
100	Quality Distribution LLC/QD Capital Corp., 9.00%, 11/15/10	95
100	Qwest Corp., 7.63%, 06/15/15	105
100	Range Resources Corp., 7.50%, 05/15/16	102
50	RBS Global, Inc. and Rexnord Corp., 8.88%, 09/01/16	51
100	Reliant Energy, Inc., 7.88%, 06/15/17	101
100	R.H. Donnelley Corp., 6.88%, 01/15/13	94
100	Rite Aid Corp., 9.38%, 12/15/15 (e)	92
	Sanmina-SCI Corp.,
20	FRN, 8.44%, 06/15/10 (e)	20
20	FRN, 8.44%, 06/15/14 (e)	19
150	Seitel, Inc., 9.75%, 02/15/14	139
25	Seminole Hard Rock Entertainment Inc./Seminole Hard Rock International LLC FRN, 8.19%, 03/15/14 (e)	24
100	Service Corp. International, 7.00%, 06/15/17	98
25	Shingle Springs Tribal Gaming Authority, 9.38%, 06/15/15 (e)	25
100	Smithfield Foods, Inc., 7.75%, 05/15/13	103
100	Spansion, Inc., FRN, 8.75%, 06/01/13 (e)	95
100	Spectrum Brands, Inc., 7.38%, 02/01/15	72
50	Steinway Musical Instruments, Inc., 7.00%, 03/01/14 (e)	47
100	Sterling Chemicals, Inc., 10.25%, 04/01/15 (e)	102
100	Swift Energy Co., 7.13%, 06/01/17	96
75	Team Health, Inc., 11.25%, 12/01/13	80
100	Tenet Healthcare Corp., 9.88%, 07/01/14	91
100	Terra Capital, Inc., 7.00%, 02/01/17	100
25	Texas Competitive Electric Holdings Co. LLC, 10.25%, 11/01/15 (e)	25
100	Thornburg Mortgage, Inc., 8.00%, 05/15/13	87
50	Time Warner Telecom Holdings, Inc., 9.25%, 02/15/14	52
100	Trimas Corp., 9.88%, 06/15/12	103
50	U.S. Oncology, Inc., 10.75%, 08/15/14	52
50	United Rentals North America, Inc., 6.50%, 02/15/12	52
50	Univision Communications Inc., PIK, 9.75%, 03/15/15 (e)	49
100	Valassis Communications, Inc., 8.25%, 03/01/15	84
100	Vanguard Health Holding Co. II LLC, 9.00%, 10/01/14	98
25	Verso Paper Holdings LLC/Verson Paper, Inc., 9.13%, 08/01/14	26
100	Westlake Chemical Corp., 6.63%, 01/15/16	96
50	Williams Partners LP/Williams Partners Finance Corp., 7.25%, 02/01/17	52
50	Wolverine Tube, Inc., 10.50%, 04/01/09	48
		7,497
	Total Corporate Bonds (Cost $8,678)	8,307
	Foreign Government Securities — 14.5%
	Argentina — 0.5%
ARS 250	Republic of Argentina, VAR, 2.00%, 02/04/18	103
	Brazil — 3.0%
BRL 110	Brazil Notas do Tesouro Nacional, Series F, 10.00%, 01/01/17	595
	Colombia - 1.4%
COP 520,000	Republic of Colombia, 11.75%, 03/01/10	276
	Hungary — 1.1%
HUF 37,000	Government of Hungary, 9.50%, 02/12/09	220
	Iraq — 0.7%
$250	Republic of Iraq, 5.80%, 01/15/28	149
	Mexico — 2.1%
	United Mexican States,
MXN 2,400	9.00%, 12/24/09	231
1,700	10.00%, 12/05/24	192
		423
	Peru — 0.4%
$ 70	Republic of Peru, 9.88%, 02/06/15	87

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN INCOME FUNDS        OCTOBER 31, 2007

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		South Africa — 0.9%
ZAR 1,000		Republic of South Africa, 13.00%, 08/31/10	170
		Turkey — 2.2%
		Republic of Turkey,
$180		12.38%, 06/15/09	201
TRY 270		FRN, 21.46%, 01/12/11	249
			450
		Ukraine — 1.1%
$220		Government of Ukraine, FRN, 8.69%, 08/05/09	230
		Venezuela — 1.1%
170		Republic of Venezuela, 13.63%, 08/15/18	230
		Total Foreign Government Securities (Cost $2,950)	2,933
		Loan Assignments & Participations — 1.5%
		Electrical Equipment — 0.5%
		Baldor Electric Co., Term Loan,
1		6.56%, 01/31/14	1
41		6.75%, 01/31/14	40
1		7.00%, 01/31/14	1
54		7.13%, 01/31/14	53
			95
		Health Care Providers & Services — 0.5%
8		Iasis Healthcare Synethic LC Commitment, 7.02%, 03/15/14	8
—	(h)	Iasis Healthcare LLC, Initial Term Loan 7.20%, 03/14/14	1
91		Iasis Healthcare LLC, Initial Term Loan 7.36%, 03/14/14	87
			96
		IT Services — 0.5%
100		First Data Corp., Initial B3 Term Loan, 7.96%, 09/24/14	97
		Total Loan Assignments & Participations (Cost $289)	288

SHARES	SECURITY DESCRIPTION	VALUE($)
	Preferred Stock — 0.3%
	Germany — 0.3%
1	RWE AG (Cost $58)	66
	Total Long-Term Investments (Cost $17,374)	17,177
Short-Term Investments — 11.9%
	Investment Company — 11.2%
2,270	JPMorgan Prime Money Market Fund, Institutional Class (b) (Cost $2,270)	2,270

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)
	U.S. Treasury Obligation — 0.7%
$130	U.S. Treasury Note, 4.63%, 02/29/08 (k) (Cost $130)	130
	Total Short-Term Investments (Cost $2,400)	2,400
	Total Investments — 96.9% (Cost $19,774)	19,577
	Other Assets in Excess of Liabilities — 3.1%	625
	NET ASSETS — 100.0%	$20,202

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN INCOME FUNDS   5

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007 (continued)

(Amounts in thousands)

Summary of Investments by Industry, October 31, 2007

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Foreign Governments	15.0
Media	6.0
Diversified Telecommunication Services	6.0
Oil, Gas & Consumable Fuels	5.6
Commercial Banks	4.6
Health Care Providers & Services	3.6
Chemicals	3.4
Diversified Financial Services	2.6
Commercial Services & Supplies	2.6
Tobacco	2.2
Automobiles	2.2
Food Products	2.1
Electric Utilities	1.9
Wireless Telecommunication Services	1.9
Semiconductors & Semiconductor Equipment	1.6
Industrial Conglomerates	1.6
Insurance	1.6
Asset-Backed Securities	1.5
Pharmaceuticals	1.3
Paper & Forest Products	1.3
Real Estate Investment Trusts (REITs)	1.2
Multi-Utilities	1.1
Containers & Packaging	1.1
Consumer Finance	1.1
Auto Components	1.1
Airlines	1.1
Energy Equipment & Services	1.0
Electrical Equipment	1.0
Other (less than 1.0%)	10.4
Short-Term Investments	12.3

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN INCOME FUNDS        OCTOBER 31, 2007

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 10/31/07	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
13	E-mini S&P 500 Index	December, 2007	$1,011	$9

ABBREVIATIONS:

(a)	— Non-income producing security.

(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(e)	— Security is exempt from registration under Rule 144A of the Securities Act of 1933. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(h)	— Amount rounds to less than one thousand (shares or dollars).

(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(k)	— Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l)	— All or a portion of these securities are reserved for current or potential holdings with the custodian for forward foreign currency contracts.

ADR	— American Depositary Receipt

ARS	— Argentine Peso

BRL	— Brazilian Real

COP	— Colombian Peso

CVA	— Dutch Certification

FRN	— Floating Rate Note. The interest rate shown is the rate in effect as of October 31, 2007.

HUF	— Hungarian Forint

MXN	— Mexican Peso

PIK	— Payment-In-Kind

SUB	— Step-Up Bond. The interest rate shown is the rate in effect as of October 31, 2007.

TRY	— New Turkish Lira

VAR	— Variable Rate Note. The interest rate shown is the rate in effect as of October 31, 2007.

ZAR	— South African Rand

The market value and percentage of the investments based on net assets that are fair valued under the fair valuation policy for international investments as described in Note 2A are $3,542 and 17.5% of net assets, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN INCOME FUNDS   7

STATEMENTS OF ASSETS AND LIABILITIES
AS OF OCTOBER 31, 2007

(Amounts in thousands, except per share amounts)

	Income Builder Fund
ASSETS:
Investments in non-affiliates, at value	$17,307
Investments in affiliates, at value	2,270
Total Investment securities, at value	19,577
Cash	277
Foreign currency, at value	74
Receivables:
Investment securities sold	96
Interest and dividends	296
Tax reclaims	1
Variation margin on futures contracts	12
Unrealized appreciation on unfunded commitments	—	(b)
Total Assets	20,333

LIABILITIES:
Payables:
Investment securities purchased	56
Accrued liabilities:
Distribution fees	—	(b)
Custodian and accounting fees	2
Trustees’ and Chief Compliance Officer’s fees	—	(b)
Other	73
Total Liabilities	131
Net Assets	$20,202

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN INCOME FUNDS        OCTOBER 31, 2007

Income Builder Fund
NET ASSETS:
Paid in capital	$20,396
Accumulated undistributed (distributions in excess of) net investment income	123
Accumulated net realized gains (losses)	(133)
Net unrealized appreciation (depreciation)	(184)
Total Net Assets	$20,202

Net Assets:
Class A	$101
Class C	101
Select Class	20,000
Total	$20,202

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	10
Class C	10
Select Class	2,021

Net Asset Value:
Class A — Redemption price per share	$9.90
Class C — Offering price per share (a)	9.89
Select Class — Offering and redemption price per share	9.90
Class A maximum sales charge	3.75%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$10.29

Cost of investments	$19,774
Cost of foreign currency	70

(a)	Redemption price for Class C Shares varies based upon the length of time the shares are held.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN INCOME FUNDS   9

STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED OCTOBER 31, 2007 (a)

(Amounts in thousands)

Income Builder Fund
INVESTMENT INCOME:
Dividend income	$66
Dividend income from affiliates (b)	54
Interest income	440
Foreign taxes withheld	(3)
Total investment income	557

EXPENSES:
Investment advisory fees	37
Administration fees	8
Distribution fees:
Class A	— (c)
Class C	— (c)
Shareholder servicing fees:
Class A	— (c)
Class C	— (c)
Select Class	20
Custodian and accounting fees	35
Interest expense	1
Professional fees	67
Trustees’ and Chief Compliance Officer’s fees	— (c)
Printing and mailing costs	14
Registration and filing fees	51
Transfer agent fees	4
Other	3
Total expenses	240
Less amounts waived	(65)
Less earnings credits	(1)
Less expense reimbursements	(115)
Net expenses	59
Net investment income (loss)	498

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	(206)
Futures	74
Foreign currency transactions	20
Net realized gain (loss)	(112)
Change in net unrealized appreciation (depreciation) of:
Investments	(197)
Futures	9
Foreign currency translations	4
Unfunded commitments	— (c)
Change in net unrealized appreciation (depreciation)	(184)
Net realized/unrealized gains (losses)	(296)
Change in net assets resulting from operations	$202

(a)	Commencement of operations was May 31, 2007.

(b)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN INCOME FUNDS        OCTOBER 31, 2007

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD INDICATED (a)

(Amounts in thousands)

Income Builder Fund
Period Ended 10/31/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$498
Net realized gain (loss)	(112)
Change in net unrealized appreciation (depreciation)	(184)
Change in net assets resulting from operations	202

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2)
Class C
From net investment income	(2)
Select Class
From net investment income	(392)
Total distributions to shareholders	(396)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	20,396

NET ASSETS:
Change in net assets	20,202
Beginning of period	—
End of period	$20,202
Accumulated undistributed (distributions in excess of) net investment income	$123

(a)	Commencement of operations was May 31, 2007

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN INCOME FUNDS   11

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD INDICATED (a) (continued)

(Amounts in thousands)

	Income Builder Fund
	Period Ended 10/31/2007
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$100
Dividends and distributions reinvested	2
Change in net assets from Class A capital transactions	$102
Class C
Proceeds from shares issued	$100
Dividends and distributions reinvested	2
Change in net assets from Class C capital transactions	$102
Select Class
Proceeds from shares issued	$19,800
Dividends and distributions reinvested	392
Change in net assets from Select Class capital transactions	20,192

Total change in net assets from capital transactions	$20,396

SHARE TRANSACTIONS:
Class A
Issued	10
Reinvested	—	(b)
Change in Class A Shares	10
Class C
Issued	10
Reinvested	—	(b)
Change in Class C Shares	10
Select Class
Issued	1,980
Reinvested	41
Change in Select Class Shares	2,021

(a)	Commencement of operations was May 31, 2007.

(b)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN INCOME FUNDS        OCTOBER 31, 2007

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2007        JPMORGAN INCOME FUNDS   13

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

				Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Total distributions
Class A
May 31, 2007(d) through October 31, 2007	$10.00	$0.24	$(0.15)	$0.09	$(0.19)	$(0.19)

Class C
May 31, 2007(d) through October 31, 2007	10.00	0.22	(0.16)	0.06	(0.17)	(0.17)

Select Class
May 31, 2007(d) through October 31, 2007	10.00	0.25	(0.15)	0.10	(0.20)	(0.20)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of operations.

(e)	Includes interest expense for custody overdraft of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN INCOME FUNDS        OCTOBER 31, 2007

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$ 9.90	0.94%	$101	0.96	%(e)	5.85%	3.18%	30%

9.89	0.69	101	1.46	(e)	5.35	3.68	30

9.90	1.03	20,000	0.71	(e)	6.09	2.93	30

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN INCOME FUNDS   15

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2007

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

Classes Offered
Income Builder Fund	Class A, Class C and Select Class

The Fund commenced operations on May 31, 2007. Currently the Fund is not publicly offered for investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. The value of securities listed on the NASDAQ Stock Market, Inc. shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Fund applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset value.

B.  Restricted and Illiquid Securities — The Fund may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following is the market value and percentage of net assets of illiquid securities as of October 31, 2007 (amounts in thousands):

Amount	Percentage
$288	1.4%

16   JPMORGAN INCOME FUNDS        OCTOBER 31, 2007

C.  Loan Participations and Assignments — The Fund may invest in loan participations and assignments of all or a portion of loans. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such Participations (“Selling Participant”), but not the borrower. In contrast, the Fund has direct rights against the borrower on a loan when it purchases an assignment. As a result, the Fund assumes the credit risk of the borrower, and with respect to loan participations, the Selling Participant and any other persons interpositioned between the Fund and the borrower (“Intermediate Participants”). The Fund may not benefit directly from the collateral supporting the senior loan in which it has purchased the loan participation.

D.  Futures Contracts — The Fund may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Fund realizes a gain or loss.

Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade.

As of October 31, 2007, the Fund had outstanding futures contracts as listed on its Schedule of Portfolio Investments.

E. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

F.  Unfunded Commitments — At October 31, 2007, the Fund had the following unfunded loan commitment which could be extended at the option of the borrower (amount in thousands):

Security Description	Amount
OPCO Term Loan	$ 98

G.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

H.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

I.  Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

J.  Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invest.

OCTOBER 31, 2007        JPMORGAN INCOME FUNDS   17

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2007 (continued)

K.  Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

Paid-in-capital		Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$—	(a)	$21	$(21)

(a)	Amount rounds to less than $1,000.

The reclassification for the Fund relates primarily to differences in character for tax purposes of foreign currency gains or losses and passive foreign investment company (PFIC) gains and losses.

L.  Redemption Fees — Generally, shares of the Fund held for less than 60 days are subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the Fund and are credited to paid in capital.

M.  New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board (the “FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Based on Management’s analysis, the determination has been made that the adoption of the Interpretation did not have an impact to the Fund’s financial statements.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management continues to evaluate the impact the adoption of SFAS 157 will have on the Fund’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Fund. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual fee rate of 0.45% of the Fund’s average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Fund may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Fund in an amount sufficient to offset any doubling up of these fees related to the Fund’s investment in an affiliated money market fund to the extent required by law or as undertaken by the Advisor or its affiliates.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the period ended October 31, 2007 was approximately $2,000.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

18   JPMORGAN INCOME FUNDS        OCTOBER 31, 2007

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the period ended October 31, 2007, the Distributor did not retain any fees.

D.  Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Select Class
0.25%	0.25%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, provides portfolio custody and accounting services for the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

F.  Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Select Class
0.95%	1.45%	0.70%

The contractual expense limitation agreements were in effect for the period ended October 31, 2007. The expense limitation percentages in the table above are in place until at least May 31, 2008.

For the period ended October 31, 2007, the Fund’s service providers waived fees and/or reimbursed expenses as follows (amounts in thousands). None of these parties expects the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
$37	$8	$20	$65	$115

G.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the period, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker/dealers. For the period ended October 31, 2007, the Fund incurred no brokerage commissions with broker/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

OCTOBER 31, 2007        JPMORGAN INCOME FUNDS   19

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2007 (continued)

4. Investment Transactions

During the period ended October 31, 2007, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$22,900	$5,187

During the period ended October 31, 2007, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 2007, were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$19,778	$524	$725	$(201)

For the Fund, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to mark to market of passive foreign investment companies (PFICs) and wash sale loss deferrals.

The tax character of distributions paid during the period ended October 31, 2007, was as follows (amounts in thousands):

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$396	$396

At October 31, 2007, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$123	$(121)	$(197)

For the Fund, the cumulative timing differences primarily consist of deferred compensation, mark to market of futures contracts, mark to market of passive foreign investment companies (PFICs) and wash sale loss deferrals.

As of October 31, 2007, the Fund had net capital loss carryforwards, which are available to offset future realized gains of approximately $121,000 expiring in 2015.

6. Borrowings

The Fund relies upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because it is an investment company in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 18, 2008.

20   JPMORGAN INCOME FUNDS        OCTOBER 31, 2007

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2007, or at any time during the period then ended.

7. Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund’s shares are currently held by the Fund’s investment advisor. From time to time, the Fund’s investment advisor or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Fund’s outstanding shares. Investment activities on behalf of these shareholders could impact the Fund.

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the period. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

The ability of the issuers of debt, asset-backed and mortgage-backed securities, including sub-prime securities, along with counterparties to swap and option agreements, to meet their obligations may be affected by the economic and political developments in a specific industry or region. The value of asset-backed and mortgage-backed securities, including sub-prime securities, can be significantly affected by changes in interest rates or rapid principal payments including prepayments.

A Fund is subject to the risk that should the Fund decide to sell an illiquid investment when a ready buyer is not available at a price the Fund deems representative of its value, the value of the Fund’s net assets could be adversely affected.

OCTOBER 31, 2007        JPMORGAN INCOME FUNDS   21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders
of JPMorgan Income Builder Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Income Builder Fund (a portfolio of JPMorgan Trust I; hereafter referred to as the “Fund”) at October 31, 2007, and the results of its operations, the changes in its net assets and the financial highlights for the period May 31, 2007 (commencement of operations) through October 31, 2007, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 20, 2007

22   JPMORGAN INCOME FUNDS        OCTOBER 31, 2007

TRUSTEES
(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	144	None.

Roland R. Eppley, Jr. (1932); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President and Chief Executive Officer, Eastern States Bankcard (1971–1988).	144	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	144	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	144
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	144	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	144	None.

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	144	Trustee, Carleton College (2003–present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	144	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

OCTOBER 31, 2007        JPMORGAN INCOME FUNDS   23

TRUSTEES
(Unaudited) (continued)

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	144	Director, American University in Cairo.

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	144	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	144	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	144	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	144
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (144 funds).

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

24   JPMORGAN INCOME FUNDS        OCTOBER 31, 2007

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Stephen M. Benham (1959), Secretary (2005)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004.

Stephanie J. Dorsey (1969), Treasurer (2005)*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co. (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Susan M. Canning (1969), Assistant Secretary (2007)*	Vice President and Assistant General Counsel, JPMorgan Chase & Co.; Ms. Canning has served as an attorney with various titles for JPMorgan Chase & Co. since 1997.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary (2005)*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; from 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Arthur A. Jensen (1966), Assistant Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005.

Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

Francesco Tango (1971) Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

OCTOBER 31, 2007        JPMORGAN INCOME FUNDS   25

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2007, and continued to hold your shares at the end of the reporting period, October 31, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, May 1, 2007	Ending Account Value, October 31, 2007	Expenses Paid During May 1, 2007 to October 31, 2007	Annualized Expense Ratio
Income Builder Fund
Class A
Actual*	$1,000.00	$1,009.40	$4.04	0.96%
Hypothetical**	1,000.00	1,020.37	4.89	0.96
Class C
Actual*	1,000.00	1,006.90	6.14	1.46
Hypothetical**	1,000.00	1,017.85	7.43	1.46
Select Class
Actual*	1,000.00	1,010.30	2.99	0.71
Hypothetical**	1,000.00	1,021.63	3.62	0.71

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 153/365 (to reflect the one-half year period). The Fund commenced operations on May 31, 2007.

**	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Fund commenced operations on May 31, 2007.

26   JPMORGAN INCOME FUNDS        OCTOBER 31, 2007

TAX LETTER
(Unaudited)

Certain tax information for the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended October 31, 2007. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2007. The information necessary to complete your income tax returns for the calendar year ending December 31, 2007 will be received under separate cover.

Dividends Received Deductions (DRD)

3.2% of ordinary income distributions qualified for the 70% dividend received deduction for corporate shareholders for the fiscal year ended October 31, 2007.

Qualified Dividend Income (QDI)

For the fiscal year ended October 31, 2007, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%. Approximately $123,000 of ordinary income distributions was treated as qualified dividends.

OCTOBER 31, 2007        JPMORGAN INCOME FUNDS   27

THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2007 All rights reserved. October 2007.	AN-INCBUILD-1007

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is William Armstrong. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2007 – $1,634,300

2006 – $984,900

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES (On a calendar year basis)
2006 – $9,775,000

2005 – $10,110,000

The audit-related fees consist of aggregate fees billed for assurance and related services by the independent registered public accounting firm to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (“Service Affiliates”), that were reasonably related to the performance of the annual audit of the Registrant's financial statements.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES
2007 – $279,600

2006 – $185,200

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended October 31, 2006 and 2007.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES
2007 – Not applicable

2006 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the

Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2007 – 0.00%

2006 – 100.00%*

* The number shown represents the percentage of services that were pre-approved. The percentage of services that were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X was 0%.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

None.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were $21.6 million in 2006 and $19.1 million in 2005.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no changes in the Registrant's internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust I

By:	/s/_____________________________

George C.W. Gatch

President and Principal Executive Officer

January 10, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/___________________________

George C.W. Gatch

President and Principal Executive Officer

January 10, 2008

By:	/s/____________________________

Stephanie J. Dorsey

Treasurer and Principal Financial Officer

January 10, 2008